UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 through April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2018 (Unaudited)

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 8, 2018 (Unaudited)

Dear Shareholder,

While the global economy largely continued its steady-growth trajectory throughout the six months ended April 30, 2018, investor concerns about rising interest rates and geo-political events fueled the return of volatility to financial markets and ended a 15-month string of rising equity prices in the U.S.

“This world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.”— George C.W. Gatch

Favorable central bank policies, corporate earnings growth and consumer confidence remained supportive of global growth throughout the reporting period, though economic data in the European Union (the “EU”) softened somewhat in early 2018. Global petroleum prices generally rose during the reporting period as record output from U.S. shale operations was outweighed by expectations of rising global demand and extended output cuts from the Organization of Petroleum Exporting Nations.

The U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017 and again in March 2018 in response to a tightening labor market and early signs of price inflation. The unemployment rate dropped to 3.9% in April – a level not seen in 18 years – after sitting at 4.1% from October 2017 to March 2018. Gross domestic product (GDP) in the U.S. rose by 2.9% in the fourth quarter of 2017 and an estimated 2.2% in the first quarter of 2018.

Meanwhile, U.S. tax cut legislation enacted in December 2017, appeared to provide support for both equity prices and corporate earnings, which reached record highs in the first quarter of 2017. Of the 279 companies reporting U.S. first quarter earnings by the end of the reporting period, 78% had surpassed analysts’ aggregate estimates.

In early February, a spike in 10-year U.S. Treasury bond yields triggered a rapid sell-off in U.S. financial markets that spread to global markets. Yields on 10-year Treasury bonds are generally considered a bellwether for broader market trends, and the increase in yields was a technical signal that raised investor concerns about inflation and rising U.S. interest rates.

While financial markets rebounded somewhat, the sell-off led to a record spike in market volatility just three months after the CBOE Volatility Index, which looks at Standard & Poor’s 500 Index futures to gauge near-term volatility, had dropped to the lowest level since it was created.

Throughout the latter half of the reporting period, U.S. financial markets were also buffeted by the potential for a U.S.-China trade war after President Trump threatened to raise import tariffs. However, background political uncertainty in Washington, D.C. appeared to have little direct impact on domestic financial markets.

Meanwhile, the European Central Bank (ECB) in January reduced its monthly asset purchases by half, though it declined to raise benchmark interest rates during the reporting period. In November, the Bank of England raised interest rates for the first time in a decade as the domestic economy continued to expand and uncertainty over Britain’s planned exit from the EU receded somewhat. In Germany, Chancellor Angela Merkel successfully formed a governing coalition in late February, removing further uncertainty among investors. Across the 19-nation Eurozone, unemployment fell to 8.5% and GDP grew 2.5% in the first quarter of 2018.

In China, government efforts to curb financial speculation appeared to hold down financial market volatility even as the nation’s economy continued to grow. Estimated GDP growth for China was 6.8% in the first quarter of 2018 and 6.9% for the final quarter of 2017. Emerging market nations largely continued to benefit from robust growth in China, rising commodity prices and global demand for goods. However, rising borrowing costs have put pressure on emerging markets in select nations that depend most on external financing, particularly Argentina, Turkey and Brazil.

Against a generally positive environment for global economic growth, a few distinct concerns have emerged in 2018. U.S. threats of protectionist trade policies and changes in U.S. foreign policy, particularly toward Iran, have led to political strains with long-time U.S. allies and trading partners. Rising interest rates globally have put pressure on the currencies of several emerging market nations. The world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.

We believe investors who maintain a long-term outlook and a properly diversified portfolio should continue to benefit from the global economic expansion in 2018. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

Global financial markets generally provided positive returns for the reporting period, but gains were tempered by increased market volatility, rising bond yields in the U.S. and moderating economic growth in the early part of 2018. While economists had generally forecast continued growth in the global economy, concerns over inflationary pressure, signs of slowing growth in Europe and a potential trade war between the U.S. and China all led to investor uncertainty in the latter half of the reporting period.

Notably, global petroleum prices rose significantly during the reporting period. Global economic growth drove increased demand for oil, while on the supply side, the Organization of Petroleum Exporting Countries and Russia agreed in December 2017 to extend production curbs through 2018. Severe reductions in output from Venezuela and threatened U.S. sanctions against Iran also provided support for global energy prices.

Throughout the final months of 2017 and into January 2018, U.S. equity prices reached new highs and financial market volatility remained at historically low levels. Then in early February 2018, the Standard & Poor’s 500 Index (the “S&P 500”) fell more than 10% intraday and the CBOE Volatility Index, which measures options on the S&P 500 to gauge near-term market volatility, spiked a record 115.6%. The sell-off came after fifteen consecutive months of stock market gains and was largely triggered by a spike in yields on 10-year U.S. Treasury bonds, which signaled to investors that rising borrowing costs and accelerating inflation could lead to weakness in asset prices. Overall, bond prices in the U.S. declined amid investor expectations for rising interest rates.

In Europe and Japan, equity prices generally ended higher for the reporting period, supported by central bank policies, corporate earnings and continued improvements in leading economic indicators. However, increased market volatility in 2018 erased much of the stock market gains made in late 2017.

Equity prices in emerging markets also rose amid corporate profit growth, rising commodities prices and a positive global economic outlook. China’s efforts to curb financial market speculation appeared to provide some stability to asset prices. Notably, prices for emerging market debt slumped after rising through most of 2016 and 2017. A potential U.S.-China trade war, widening conflict in Syria and political uncertainty ahead of elections in Brazil and Mexico contributed to investor concerns about emerging market currencies and local-currency denominated bonds.

For the six months ended April 30, 2018, the S&P 500 returned 3.82%, while the ICE BofAML 3-Month US Treasury Bill Index (formerly BofA Merrill Lynch U.S. 3-Month Treasury Bill Index) returned 0.68%.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.56%
Standard & Poor’s 500 Index	3.82%
ICE BofAML 3-Month US Treasury Bill Index (formerly BofA Merrill Lynch U.S. 3-Month Treasury Bill Index)	0.68%

Net Assets as of 4/30/2018 (In Thousands)	$194,606

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended April 30, 2018.

The Fund’s long position in the financials sector was the leading detractor from performance relative to the Benchmark, while the Fund’s long position consumer staples sector was a contributor to relative performance. The Fund’s long position in the consumer discretionary sector also detracted from relative performance but the impact was more than offset by the Fund’s short position in the sector, which was the leading contributor to relative performance.

Leading individual detractors from absolute performance included the Fund’s long positions in Illinois Tool Works Inc., Deere & Co. and Kraft Heinz Co. Shares of Illinois Tool Works and Deere & Co., both manufacturers of industrial products and equipment, fell amid investor concerns that recent growth in earnings and revenue at both companies represented a peak in their business cycles. Shares of Kraft Heinz, a maker of processed food and beverages, fell after the company reported lower-than-expected earnings and sales for the fourth quarter of 2017.

Leading individual contributors to absolute performance included the Fund’s long positions in Northrup Grumman Corp., UnitedHealth Group Inc. and its short position in Alliance Data Systems Corp. Shares of Northrup Grumman, an aerospace and defense manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2018, and raised its profit forecast. Shares of UnitedHealth Group, a health insurer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018, and raised its profit forecast. Shares of Alliance Data Systems, a provider of private-label credit cards and customer loyalty services, fell amid investor concerns that rising U.S. interest rates could reduce the company’s cash flow.

HOW WAS THE FUND POSITIONED?

During the six months ended April 30, 2018, the Fund invested an average of 110% of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or S&P 500 Index. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the six month reporting period, the Fund’s average gross exposure was 110% and its average net exposure was 57%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	UnitedHealth Group, Inc.	9.6%
2.	Berkshire Hathaway, Inc., Class A	9.1
3.	Time Warner, Inc.	5.3
4.	Fiserv, Inc.	4.3
5.	NextEra Energy, Inc.	4.3
6.	Becton Dickinson and Co.	3.8
7.	PayPal Holdings, Inc.	3.8
8.	Alphabet, Inc., Class A	3.7
9.	Walt Disney Co. (The)	3.5
10.	salesforce.com, Inc.	3.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Johnson & Johnson	18.4%
2.	Citigroup, Inc.	13.7
3.	Molson Coors Brewing Co., Class B	11.4
4.	Cardinal Health, Inc.	10.5
5.	Harley-Davidson, Inc.	10.2
6.	Take-Two Interactive Software, Inc.	6.9
7.	DENTSPLY SIRONA, Inc.	6.6
8.	Rockwell Automation, Inc.	6.6
9.	Newell Brands, Inc.	6.1
10.	Procter & Gamble Co. (The)	5.0

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.9%
Health Care	16.0
Consumer Discretionary	9.6
Financials	9.1
Industrials	8.5
Consumer Staples	5.6
Utilities	4.2
Short-Term Investment	25.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Health Care	35.5%
Consumer Staples	19.6
Consumer Discretionary	17.7
Financials	13.7
Information Technology	6.9
Industrials	6.6

***	Percentages indicated are based on total long investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge**		(4.89)%	1.74%	4.49%	6.28%
Without Sales Charge		0.40	7.39	6.39	7.86
CLASS C SHARES	August 29, 2014
With CDSC***		(0.82)	5.90	5.90	7.34
Without CDSC		0.18	6.90	5.90	7.34
CLASS I SHARES	August 29, 2014	0.56	7.68	6.68	8.13
CLASS R2 SHARES	August 29, 2014	0.29	7.14	6.15	7.60
CLASS R5 SHARES	August 29, 2014	0.67	7.92	6.89	8.35
CLASS R6 SHARES	August 29, 2014	0.67	7.97	6.94	8.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index, the ICE BofAML 3-Month US Treasury Bill Index and Lipper Alternative Long/Short Equity Funds Index from August 29, 2014 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(0.27)%
ICE BofAML 3-Month US Treasury Bill Index (formerly BofA Merrill Lynch U.S. 3-Month Treasury Bill Index)	0.68%

Net Assets as of 4/30/2018 (In Thousands)	$204,856

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the ICE BofAML 3-Month US Treasury Bill Index (formerly BofA Merrill Lynch U.S. 3-Month Treasury Bill Index) (the “Benchmark”) for the six months ended April 30, 2018.

The Fund’s long positions in the retail and telecommunications sectors were leading detractors from performance relative to the Benchmark, while the Fund’s long positions in the energy and utilities sectors were leading contributors to relative performance.

Leading individual detractors from absolute performance included the Fund’s long position Alphabet Inc. and its short positions in Seagate Technology PLC and Boeing Co. Shares of Alphabet, parent company of Google, fell after the company reported narrowing profit margins and higher spending on acquisitions and one-time costs. Shares of Seagate Technology, a data storage company, rose after the company reported better-than-expected earnings for the fourth quarter of 2017. Shares of Boeing, an aircraft maker and aerospace company, rose after the company reported better-than-expected results for the first quarter of 2018.

Leading individual contributors to absolute performance included the Fund’s short positions in Exxon Mobil Corp. and Heartland Express Inc., and its long position in Union Pacific Corp. Shares of Exxon Mobil, an oil and gas exploration and production company, fell after the company reported lower-than-expected earnings. Shares of Heartland Express, a trucking company, fell along with shares of other transport companies amid investor concerns about potential changes to trade, tariffs and the North American Free Trade Agreement. Shares of Union Pacific, a freight railroad operator, rose after the company reported increased profit and revenue for the first quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Union Pacific Corp., (United States)	3.0%
2.	Norfolk Southern Corp., (United States)	2.6
3.	Alphabet, Inc., Class C, (United States)	2.4
4.	UnitedHealth Group, Inc., (United States)	2.1
5.	EOG Resources, Inc., (United States)	2.0
6.	Pioneer Natural Resources Co., (United States)	1.7
7.	NextEra Energy, Inc., (United States)	1.7
8.	Northrop Grumman Corp., (United States)	1.6
9.	Bank of America Corp., (United States)	1.6
10.	Amazon.com, Inc., (United States)	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Southern Co. (The), (United States)	3.5%
2.	Exxon Mobil Corp., (United States)	2.5
3.	Schlumberger Ltd., (United States)	2.2
4.	Procter & Gamble Co. (The), (United States)	1.8
5.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR, (Taiwan)	1.7
6.	United Parcel Service, Inc., Class B, (United States)	1.6
7.	Chipotle Mexican Grill, Inc., (United States)	1.5
8.	AT&T, Inc., (United States)	1.5
9.	Verizon Communications, Inc., (United States)	1.5
10.	Heartland Express, Inc., (United States)	1.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	15.3%
Information Technology	14.6
Industrials	12.2
Financials	10.1
Energy	6.9
Consumer Staples	6.8
Utilities	6.5
Health Care	6.1
Materials	4.7
Real Estate	1.5
Others (each less than 1.0%)	0.6
Short-Term Investments	14.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	16.5%
Industrials	14.3
Information Technology	13.3
Financials	12.3
Utilities	7.9
Health Care	7.8
Consumer Staples	7.7
Energy	7.7
Materials	5.8
Telecommunication Services	3.5
Real Estate	3.2

***	Percentages indicated are based on total long investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		(5.63)%	(3.77)%	(0.51)%	0.13%
Without Sales Charge		(0.43)	1.58	0.57	0.68
CLASS C SHARES	November 2, 2009
With CDSC***		(1.68)	0.08	0.07	0.17
Without CDSC		(0.68)	1.08	0.07	0.17
CLASS I SHARES	November 2, 2009	(0.34)	1.85	0.82	0.96
CLASS L SHARES	December 31, 1998	(0.27)	1.95	1.01	1.15

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/08 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class I Shares prior to its inception date are based on the performance of Class L Shares. The actual returns for Class I Shares would have been lower than shown because Class I Shares have higher expenses than Class L Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been different to those shown because Class C Shares had different expenses than Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Research Market Neutral Fund, ICE BofAML 3-Month US Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Index from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Index is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 91.8%
Common Stocks — 68.8%
		Consumer Discretionary — 8.8%
		Hotels, Restaurants & Leisure — 0.7%
72		Extended Stay America, Inc. (j)	1,410

		Media — 8.1%
99		Time Warner, Inc.	9,417
62		Walt Disney Co. (The)	6,256

			15,673

		Total Consumer Discretionary	17,083

		Consumer Staples — 5.1%
		Beverages — 4.9%
131		Coca-Cola Co. (The) (j)	5,649
17		Constellation Brands, Inc., Class A (j)	3,905

			9,554

		Food Products — 0.2%
8		Kraft Heinz Co. (The)	470

		Total Consumer Staples	10,024

		Financials — 8.4%
		Diversified Financial Services — 8.4%
—	(h)	Berkshire Hathaway, Inc., Class A (a)	16,276

		Health Care — 14.7%
		Health Care Equipment & Supplies — 3.5%
29		Becton Dickinson and Co.	6,759

		Health Care Providers & Services — 8.8%
72		UnitedHealth Group, Inc. (j)	17,079

		Life Sciences Tools & Services — 2.4%
23		Thermo Fisher Scientific, Inc. (j)	4,766

		Total Health Care	28,604

		Industrials — 7.8%
		Aerospace & Defense — 1.4%
8		Northrop Grumman Corp. (j)	2,639

		Machinery — 2.2%
10		Deere & Co.	1,419
10		Illinois Tool Works, Inc. (j)	1,436
9		Parker-Hannifin Corp.	1,444

			4,299

		Road & Rail — 4.2%
25		Canadian Pacific Railway Ltd., (Canada)	4,506
28		Union Pacific Corp. (j)	3,758

			8,264

		Total Industrials	15,202

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 20.1%
	Internet Software & Services — 3.4%
6	Alphabet, Inc., Class A (a)	6,545

	IT Services — 11.5%
108	Fiserv, Inc. (a) (j)	7,625
27	Mastercard, Inc., Class A (j)	4,792
90	PayPal Holdings, Inc. (a) (j)	6,750
25	Visa, Inc., Class A (j)	3,195

		22,362

	Software — 5.2%
42	Microsoft Corp. (j)	3,960
51	salesforce.com, Inc. (a)	6,187

		10,147

	Total Information Technology	39,054

	Utilities — 3.9%
	Electric Utilities — 3.9%
46	NextEra Energy, Inc.	7,602

	Total Common Stocks (Cost $123,657)	133,845

Short-Term Investment — 23.0%
	Investment Company — 23.0%
44,833	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $44,833)	44,833

	Total Investments — 91.8% (Cost $168,490)	178,678
	Other Assets in Excess of Liabilities — 8.2%	15,928

	NET ASSETS — 100.0%	$194,606

Short Positions — 29.7%
Common Stocks — 29.7%
	Consumer Discretionary — 5.3%
	Automobiles — 3.0%
143	Harley-Davidson, Inc.	5,885

	Household Durables — 1.8%
127	Newell Brands, Inc.	3,501

	Media — 0.5%
3	Charter Communications, Inc., Class A (a)	864

	Total Consumer Discretionary	10,250

	Consumer Staples — 5.8%
	Beverages — 3.4%
92	Molson Coors Brewing Co., Class B	6,589

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Food & Staples Retailing — 1.0%
75	Kroger Co. (The)	1,898

	Household Products — 1.4%
40	Procter & Gamble Co. (The)	2,865

	Total Consumer Staples	11,352

	Financials — 4.1%
	Banks — 4.1%
116	Citigroup, Inc.	7,915

	Health Care — 10.6%
	Health Care Equipment & Supplies — 2.0%
76	DENTSPLY SIRONA, Inc.	3,844

	Health Care Providers & Services — 3.1%
95	Cardinal Health, Inc.	6,065

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 5.5%
84	Johnson & Johnson	10,632

	Total Health Care	20,541

	Industrials — 1.9%
	Electrical Equipment — 1.9%
23	Rockwell Automation, Inc.	3,805

	Information Technology — 2.0%
	Software — 2.0%
40	Take-Two Interactive Software, Inc. (a)	3,965

	Total Securities Sold Short (Proceeds $59,877)	$57,828

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.2%
Common Stocks — 84.6%
		Consumer Discretionary — 15.2%
		Auto Components — 0.7%
12		Aptiv plc	1,055
10		Delphi Technologies plc	476

			1,531

		Hotels, Restaurants & Leisure — 1.3%
7		Hilton Worldwide Holdings, Inc.	589
5		Royal Caribbean Cruises Ltd.	493
17		Yum Brands, Inc.	1,498

			2,580

		Household Durables — 0.7%
23		DR Horton, Inc.	1,028
17		MDC Holdings, Inc.	484

			1,512

		Internet & Direct Marketing Retail — 1.8%
2		Amazon.com, Inc. (a)	3,081
—	(h)	Booking Holdings, Inc. (a)	638

			3,719

		Media — 4.8%
11		Charter Communications, Inc., Class A (a)	2,937
34		Comcast Corp., Class A	1,071
15		DISH Network Corp., Class A (a)	508
49		Sirius XM Holdings, Inc.	310
12		Time Warner, Inc.	1,111
29		Twenty-First Century Fox, Inc., Class B	1,063
28		Walt Disney Co. (The) (j)	2,794

			9,794

		Multiline Retail — 0.9%
20		Dollar Tree, Inc. (a)	1,882

		Specialty Retail — 4.4%
3		AutoZone, Inc. (a)	2,125
5		Best Buy Co., Inc.	416
12		Home Depot, Inc. (The)	2,286
7		Lowe’s Cos., Inc.	551
9		O’Reilly Automotive, Inc. (a)	2,347
15		Ross Stores, Inc.	1,250

			8,975

		Textiles, Apparel & Luxury Goods — 0.6%
7		PVH Corp.	1,151

		Total Consumer Discretionary	31,144

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.8%
	Beverages — 1.6%
19	Coca-Cola Co. (The)	817
6	Constellation Brands, Inc., Class A	1,320
8	Molson Coors Brewing Co., Class B	591
5	PepsiCo, Inc.	456

		3,184

	Food & Staples Retailing — 1.0%
4	Costco Wholesale Corp.	867
19	Walgreens Boots Alliance, Inc.	1,254

		2,121

	Food Products — 2.4%
5	Kellogg Co.	285
65	Mondelez International, Inc., Class A	2,551
22	Post Holdings, Inc. (a)	1,759
6	Tyson Foods, Inc., Class A	395

		4,990

	Household Products — 0.4%
14	Energizer Holdings, Inc.	818

	Personal Products — 0.6%
8	Estee Lauder Cos., Inc. (The), Class A	1,244

	Tobacco — 0.8%
19	Philip Morris International, Inc. (j)	1,518

	Total Consumer Staples	13,875

	Energy — 6.8%
	Oil, Gas & Consumable Fuels — 6.8%
7	Concho Resources, Inc. (a)	1,155
17	Diamondback Energy, Inc. (a)	2,186
34	EOG Resources, Inc.	3,973
11	Marathon Petroleum Corp.	843
10	Occidental Petroleum Corp.	735
14	ONEOK, Inc.	867
21	Parsley Energy, Inc., Class A (a)	638
18	Pioneer Natural Resources Co. (j)	3,539

	Total Energy	13,936

	Financials — 10.0%
	Banks — 4.4%
110	Bank of America Corp. (j)	3,290
27	BB&T Corp.	1,430
14	Citigroup, Inc.	939

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Banks — continued
4	Comerica, Inc.	413
50	Huntington Bancshares, Inc.	739
9	Prosperity Bancshares, Inc.	613
13	SunTrust Banks, Inc.	853
2	SVB Financial Group (a)	606
4	Zions Bancorp	210

		9,093

	Capital Markets — 2.6%
12	Charles Schwab Corp. (The)	665
6	CME Group, Inc.	890
54	Morgan Stanley (j)	2,795
3	S&P Global, Inc.	624
3	T. Rowe Price Group, Inc.	323

		5,297

	Consumer Finance — 0.8%
17	Capital One Financial Corp.	1,544

	Diversified Financial Services — 0.4%
16	Voya Financial, Inc.	820

	Insurance — 1.8%
11	American International Group, Inc.	613
7	Arthur J Gallagher & Co.	461
1	Everest Re Group Ltd.	214
19	Hartford Financial Services Group, Inc. (The)	1,005
12	Lincoln National Corp.	868
11	Principal Financial Group, Inc.	625

		3,786

	Total Financials	20,540

	Health Care — 6.0%
	Biotechnology — 0.7%
9	Vertex Pharmaceuticals, Inc. (a)	1,382

	Health Care Equipment & Supplies — 1.2%
46	Boston Scientific Corp. (a)	1,332
12	Medtronic plc	930
2	Zimmer Biomet Holdings, Inc.	216

		2,478

	Health Care Providers & Services — 3.3%
20	AmerisourceBergen Corp.	1,827
4	Cigna Corp.	603
18	UnitedHealth Group, Inc. (j)	4,292

		6,722

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 0.8%
1	Eli Lilly & Co.	42
7	Merck & Co., Inc.	405
34	Pfizer, Inc.	1,263

		1,710

	Total Health Care	12,292

	Industrials — 12.1%
	Aerospace & Defense — 2.4%
3	General Dynamics Corp.	563
4	Harris Corp.	640
10	Northrop Grumman Corp.	3,323
4	United Technologies Corp.	461
		4,987

	Airlines — 0.3%
13	Delta Air Lines, Inc. (j)	667

	Building Products — 0.5%
10	Allegion plc	735
2	Lennox International, Inc.	293

		1,028

	Electrical Equipment — 0.2%
5	Eaton Corp. plc (j)	390

	Industrial Conglomerates — 0.1%
1	Honeywell International, Inc.	188

	Machinery — 2.1%
3	Cummins, Inc.	419
3	Deere & Co.	344
9	Ingersoll-Rand plc	783
19	PACCAR, Inc.	1,208
10	Stanley Black & Decker, Inc. (j)	1,452

		4,206

	Road & Rail — 6.5%
5	Canadian Pacific Railway Ltd., (Canada) (j)	876
11	Kansas City Southern	1,148
37	Norfolk Southern Corp. (j)	5,322
45	Union Pacific Corp. (j)	6,016

		13,362

	Total Industrials	24,828

	Information Technology — 14.5%
	Internet Software & Services — 3.1%
5	Alphabet, Inc., Class C (a) (j)	4,875
8	Facebook, Inc., Class A (a)	1,459

		6,334

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	IT Services — 2.5%
4	Accenture plc, Class A	617
5	DXC Technology Co.	511
4	Fidelity National Information Services, Inc.	338
9	PayPal Holdings, Inc. (a)	642
6	Square, Inc., Class A (a)	295
6	WEX, Inc. (a) (j)	921
22	Worldpay, Inc. (a)	1,824

		5,148

	Semiconductors & Semiconductor Equipment — 5.2%
18	Analog Devices, Inc.	1,586
12	Broadcom, Inc.	2,700
3	Microchip Technology, Inc.	292
14	Micron Technology, Inc. (a)	659
13	NVIDIA Corp.	2,827
11	ON Semiconductor Corp. (a)	252
24	Texas Instruments, Inc. (j)	2,453

		10,769

	Software — 3.1%
8	Intuit, Inc.	1,421
24	Microsoft Corp.	2,215
19	Oracle Corp.	856
10	salesforce.com, Inc. (a)	1,243
4	Workday, Inc., Class A (a)	529

		6,264

	Technology Hardware, Storage & Peripherals — 0.6%
68	Hewlett Packard Enterprise Co. (j)	1,157

	Total Information Technology	29,672

	Materials — 4.6%
	Chemicals — 2.9%
14	Celanese Corp., Series A	1,573
27	DowDuPont, Inc.	1,679
23	Eastman Chemical Co.	2,318
5	Westlake Chemical Corp.	498

		6,068

	Containers & Packaging — 1.7%
5	Avery Dennison Corp.	534
51	Ball Corp.	2,051
14	WestRock Co.	838

		3,423

	Total Materials	9,491

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 1.5%
	Equity Real Estate Investment Trusts (REITs) — 1.5%
8	AvalonBay Communities, Inc.	1,250
32	Brixmor Property Group, Inc.	477
7	Equity Residential	458
13	Vornado Realty Trust (j)	882

	Total Real Estate	3,067

	Telecommunication Services — 0.6%
	Wireless Telecommunication Services — 0.6%
19	T-Mobile US, Inc. (a) (j)	1,150

	Utilities — 6.5%
	Electric Utilities — 5.0%
9	American Electric Power Co., Inc.	654
50	Exelon Corp.	2,004
23	Great Plains Energy, Inc.	758
21	NextEra Energy, Inc. (j)	3,517
30	PG&E Corp.	1,364
40	Xcel Energy, Inc. (j)	1,875

		10,172

	Multi-Utilities — 1.5%
14	CMS Energy Corp. (j)	675
47	Public Service Enterprise Group, Inc.	2,426

		3,101

	Total Utilities	13,273

	Total Common Stocks (Cost $140,752)	173,268

Short-Term Investments — 14.6%
	Investment Company — 14.5%
29,703	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.84% (b) (l) (Cost $29,704)	29,706

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
233	U.S. Treasury Bills, 1.99%, 01/31/2019 (k) (n) (Cost $230)	229

	Total Short-Term Investments (Cost $29,934)	29,935

	Total Investments — 99.2% (Cost $170,686)	203,203
	Other Assets in Excess of Liabilities — 0.8%	1,653

	NET ASSETS — 100.0%	$204,856

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — 83.9%
Common Stocks — 83.9%
	Consumer Discretionary — 13.9%
	Auto Components — 0.2%
4	Autoliv, Inc., (Sweden)	469

	Automobiles — 1.3%
43	General Motors Co.	1,588
12	Harley-Davidson, Inc.	485
2	Tesla, Inc. (a)	617

		2,690

	Hotels, Restaurants & Leisure — 2.7%
14	Aramark	507
5	Bloomin’ Brands, Inc.	129
8	Brinker International, Inc.	349
6	Chipotle Mexican Grill, Inc. (a)	2,658
7	McDonald’s Corp.	1,124
13	Starbucks Corp.	738

		5,505

	Household Durables — 0.4%
6	Whirlpool Corp.	866

	Internet & Direct Marketing Retail — 0.6%
4	Netflix, Inc. (a)	1,159

	Leisure Products — 0.9%
7	Hasbro, Inc.	611
89	Mattel, Inc.	1,322

		1,933

	Media — 3.7%
21	AMC Networks, Inc., Class A (a)	1,068
13	Cinemark Holdings, Inc.	515
33	Discovery, Inc., Class A (a)	778
35	Entercom Communications Corp., Class A	352
33	Interpublic Group of Cos., Inc. (The)	775
136	News Corp., Class A	2,168
28	Omnicom Group, Inc.	2,038

		7,694

	Multiline Retail — 1.0%
13	Nordstrom, Inc.	665
18	Target Corp.	1,301

		1,966

	Specialty Retail — 2.1%
20	Abercrombie & Fitch Co., Class A	519
3	Advance Auto Parts, Inc.	308
18	American Eagle Outfitters, Inc.	363

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
104	Ascena Retail Group, Inc. (a)	232
65	Bed Bath & Beyond, Inc.	1,141
6	Buckle, Inc. (The)	127
30	DSW, Inc., Class A	660
46	Express, Inc. (a)	360
5	L Brands, Inc.	190
7	Williams-Sonoma, Inc.	313

		4,213

	Textiles, Apparel & Luxury Goods — 1.0%
51	Hanesbrands, Inc.	941
43	Under Armour, Inc., Class A (a)	765
19	Under Armour, Inc., Class C (a)	285

		1,991

	Total Consumer Discretionary	28,486

	Consumer Staples — 6.5%
	Beverages — 0.4%
14	Brown-Forman Corp., Class B	771

	Food & Staples Retailing — 0.8%
17	Kroger Co. (The)	419
14	Walmart, Inc.	1,253

		1,672

	Food Products — 2.1%
56	General Mills, Inc.	2,433
20	Hershey Co. (The)	1,865

		4,298

	Household Products — 3.2%
9	Church & Dwight Co., Inc.	429
15	Clorox Co. (The)	1,793
12	Kimberly-Clark Corp.	1,207
43	Procter & Gamble Co. (The)	3,077

		6,506

	Total Consumer Staples	13,247

	Energy — 6.4%
	Energy Equipment & Services — 2.7%
9	Halliburton Co.	498
20	Helmerich & Payne, Inc.	1,389
54	Schlumberger Ltd.	3,735

		5,622

	Oil, Gas & Consumable Fuels — 3.7%
13	Apache Corp.	521
8	ConocoPhillips	523

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
26	Enbridge, Inc., (Canada)	776
56	Exxon Mobil Corp.	4,334
5	Hess Corp.	297
10	Murphy Oil Corp.	302
57	Range Resources Corp.	789

		7,542

	Total Energy	13,164

	Financials — 10.3%
	Banks — 5.8%
27	BancorpSouth Bank	900
16	Bank of Hawaii Corp.	1,386
12	Commerce Bancshares, Inc.	786
11	Cullen/Frost Bankers, Inc.	1,238
10	East West Bancorp, Inc.	658
38	First Hawaiian, Inc.	1,044
5	M&T Bank Corp.	906
62	People’s United Financial, Inc.	1,135
9	PNC Financial Services Group, Inc. (The)	1,281
34	Umpqua Holdings Corp.	805
26	US Bancorp	1,337
6	Webster Financial Corp.	390

		11,866

	Capital Markets — 2.4%
3	FactSet Research Systems, Inc.	564
1	Goldman Sachs Group, Inc. (The)	226
45	Invesco Ltd.	1,296
1	Moody’s Corp.	208
6	Nasdaq, Inc.	535
10	Northern Trust Corp.	1,025
51	Waddell & Reed Financial, Inc., Class A	1,031

		4,885

	Insurance — 2.1%
10	Aflac, Inc.	462
2	Allstate Corp. (The)	223
5	Arch Capital Group Ltd. (a)	366
16	Torchmark Corp.	1,386
4	Travelers Cos., Inc. (The)	479
4	Unum Group	200
16	WR Berkley Corp.	1,207

		4,323

	Total Financials	21,074

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 6.5%
	Biotechnology — 1.1%
9	AbbVie, Inc.	897
6	Amgen, Inc.	1,108
2	Celgene Corp. (a)	197

		2,202

	Health Care Equipment & Supplies — 1.7%
11	Abbott Laboratories	613
15	Baxter International, Inc.	1,066
6	Stryker Corp.	1,082
6	Varian Medical Systems, Inc. (a)	688

		3,449

	Health Care Providers & Services — 2.4%
20	Cardinal Health, Inc.	1,289
30	Henry Schein, Inc. (a)	2,314
2	Humana, Inc.	727
26	Patterson Cos., Inc.	597

		4,927

	Health Care Technology — 0.4%
14	Cerner Corp. (a)	799

	Pharmaceuticals — 0.9%
16	Johnson & Johnson	1,982

	Total Health Care	13,359

	Industrials — 12.0%
	Aerospace & Defense — 0.8%
3	Boeing Co. (The)	835
2	Lockheed Martin Corp.	762

		1,597

	Air Freight & Logistics — 1.9%
7	CH Robinson Worldwide, Inc.	674
7	Expeditors International of Washington, Inc.	418
24	United Parcel Service, Inc., Class B	2,775

		3,867

	Building Products — 0.5%
32	Johnson Controls International plc	1,090

	Commercial Services & Supplies — 0.3%
10	Republic Services, Inc.	615

	Electrical Equipment — 1.1%
21	Emerson Electric Co.	1,390
2	Hubbell, Inc.	242
4	Rockwell Automation, Inc.	594

		2,226

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Industrial Conglomerates — 1.8%
8	3M Co.	1,496
155	General Electric Co.	2,184

		3,680

	Machinery — 0.2%
9	Donaldson Co., Inc.	411

	Professional Services — 0.3%
21	Nielsen Holdings plc	658

	Road & Rail — 3.9%
29	Canadian National Railway Co., (Canada)	2,264
140	Heartland Express, Inc.	2,489
9	Ryder System, Inc.	600
38	Schneider National, Inc., Class B	1,024
43	Werner Enterprises, Inc.	1,478

		7,855

	Trading Companies & Distributors — 1.2%
19	Air Lease Corp.	776
5	GATX Corp.	306
5	WW Grainger, Inc.	1,418

		2,500

	Total Industrials	24,499

	Information Technology — 11.2%
	Communications Equipment — 1.1%
35	Cisco Systems, Inc.	1,562
28	Juniper Networks, Inc.	700

		2,262

	Electronic Equipment, Instruments & Components — 0.3%
6	Amphenol Corp., Class A	523

	Internet Software & Services — 1.2%
64	eBay, Inc. (a)	2,411

	IT Services — 1.3%
5	Automatic Data Processing, Inc.	536
4	International Business Machines Corp.	567
4	Jack Henry & Associates, Inc.	470
20	Paychex, Inc.	1,187

		2,760

	Semiconductors & Semiconductor Equipment — 5.2%
9	Applied Materials, Inc.	428
43	Intel Corp.	2,245
5	Lam Research Corp.	1,014
25	Qorvo, Inc. (a)	1,682
13	QUALCOMM, Inc.	665

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
4	Skyworks Solutions, Inc.	379
77	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	2,968
18	Xilinx, Inc.	1,185

		10,566

	Software — 0.7%
4	Citrix Systems, Inc. (a)	450
51	Snap, Inc., Class A (a)	725
3	Splunk, Inc. (a)	310

		1,485

	Technology Hardware, Storage & Peripherals — 1.4%
9	Apple, Inc.	1,419
5	NetApp, Inc.	314
16	Seagate Technology plc	954
2	Western Digital Corp.	128

		2,815

	Total Information Technology	22,822

	Materials — 4.8%
	Chemicals — 2.8%
19	Albemarle Corp.	1,841
4	Ecolab, Inc.	630
15	LyondellBasell Industries NV, Class A	1,588
11	PPG Industries, Inc.	1,214
3	Praxair, Inc.	465

		5,738

	Containers & Packaging — 0.9%
10	AptarGroup, Inc.	947
4	Sealed Air Corp.	173
12	Sonoco Products Co.	632

		1,752

	Metals & Mining — 0.6%
19	Compass Minerals International, Inc.	1,280

	Paper & Forest Products — 0.5%
26	Domtar Corp.	1,131

	Total Materials	9,901

	Real Estate — 2.7%
	Equity Real Estate Investment Trusts (REITs) — 2.7%
28	Apple Hospitality REIT, Inc.	506
5	Boston Properties, Inc.	588
32	CBL & Associates Properties, Inc.	136
5	Crown Castle International Corp.	533

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
2	Extra Space Storage, Inc.	222
10	GGP, Inc.	191
26	HCP, Inc.	601
25	Host Hotels & Resorts, Inc.	485
16	Pennsylvania REIT	154
9	Regency Centers Corp.	556
4	Simon Property Group, Inc.	638
6	SL Green Realty Corp.	537
4	Taubman Centers, Inc.	206
33	Washington Prime Group, Inc.	217

	Total Real Estate	5,570

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 2.5%
80	AT&T, Inc.	2,620
51	Verizon Communications, Inc.	2,537

		5,157

	Wireless Telecommunication Services — 0.5%
174	Sprint Corp. (a)	977

	Total Telecommunication Services	6,134

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 6.6%
	Electric Utilities — 3.5%
7	Duke Energy Corp.	574
8	Pinnacle West Capital Corp.	616
130	Southern Co. (The)	5,993

		7,183

	Gas Utilities — 0.4%
6	National Fuel Gas Co.	309
10	UGI Corp.	484

		793

	Multi-Utilities — 2.7%
12	CenterPoint Energy, Inc.	304
16	Consolidated Edison, Inc.	1,264
32	Dominion Energy, Inc.	2,127
15	DTE Energy Co.	1,577
13	NiSource, Inc.	312

		5,584

	Total Utilities	13,560

	Total Securities Sold Short (Proceeds $176,852)	$171,816

Percentages indicated are based on net assets.

Futures contracts outstanding as of April 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(10)	06/2018	USD	(1,324)	67

					67

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	17

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

ADR	— American Depositary Receipt
REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than 500.

(j)

—  All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral for JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund were approximately $41,138,000 and $31,400,000, respectively.

(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2018.
(n)	— The rate shown is the effective yield as of April 30, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$133,845	$173,497
Investments in affiliates, at value	44,833	29,706
Deposits at broker for securities sold short	57,456	173,809
Receivables:
Investment securities sold	16,032	5,280
Fund shares sold	2,841	19
Dividends from non-affiliates	127	252
Dividends from affiliates	38	50
Variation margin on futures contracts	—	12

Total Assets	255,172	382,625

LIABILITIES:
Payables:
Due to custodian	—	—	(a)
Securities sold short, at value	57,828	171,816
Dividend expense to non-affiliates on securities sold short	27	222
Investment securities purchased	2,330	5,387
Fund shares redeemed	35	111
Accrued liabilities:
Investment advisory fees	177	105
Administration fees	11	—
Distribution fees	14	8
Service fees	37	24
Custodian and accounting fees	15	13
Trustees’ and Chief Compliance Officer’s fees	1	—
Other	91	83

Total Liabilities	60,566	177,769

Net Assets	$194,606	$204,856

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	19

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$180,711	$211,196
Accumulated undistributed (distributions in excess of) net investment income	(772)	(2,987)
Accumulated net realized gains (losses)	2,430	(40,973)
Net unrealized appreciation (depreciation)	12,237	37,620

Total Net Assets	$194,606	$204,856

Net Assets:
Class A	$61,908	$16,338
Class C	2,631	7,372
Class I	116,834	43,387
Class L	—	137,759
Class R2	24	—
Class R5	24	—
Class R6	13,185	—

Total	$194,606	$204,856

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,442	1,148
Class C	149	554
Class I	6,432	2,923
Class L	—	9,100
Class R2	2	—
Class R5	1	—
Class R6	719	—

Net Asset Value (a):
Class A — Redemption price per share	$17.99	$14.23
Class C — Offering price per share (b)	17.64	13.30
Class I — Offering and redemption price per share	18.16	14.85
Class L — Offering and redemption price per share	—	15.14
Class R2 — Offering and redemption price per share	17.81	—
Class R5 — Offering and redemption price per share	18.31	—
Class R6 — Offering and redemption price per share	18.34	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.99	$15.02

Cost of investments in non-affiliates	$123,657	$140,982
Cost of investments in affiliates	44,833	29,704
Proceeds from securities sold short	59,877	176,852

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$2
Interest income from non-affiliates on securities sold short	267	1,005
Dividend income from non-affiliates	753	1,361
Dividend income from affiliates	175	233

Total investment income	1,195	2,601

EXPENSES:
Investment advisory fees	1,033	839
Administration fees	70	85
Distribution fees:
Class A	68	22
Class C	10	32
Class R2	— (a)	—
Service fees:
Class A	68	22
Class C	3	10
Class I	135	53
Class L	—	71
Class R2	— (a)	—
Class R5	— (a)	—
Custodian and accounting fees	17	21
Interest expense to affiliates	1	3
Professional fees	39	32
Trustees’ and Chief Compliance Officer’s fees	13	12
Printing and mailing costs	17	28
Registration and filing fees	30	30
Transfer agency fees (See Note 2.F.)	2	7
Other	6	7
Dividend expense to non-affiliates on securities sold short	538	2,259

Total expenses	2,050	3,533

Less fees waived	(92)	(310)
Less expense reimbursements	— (a)	—

Net expenses	1,958	3,223

Net investment income (loss)	(763)	(622)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,750	22,461
Investments in affiliates	—	(6)
Options purchased	(945)	—
Futures contracts	—	(256)
Securities sold short	1,424	(12,094)
Foreign currency transactions	—	— (a)
Options written	123	—

Net realized gain (loss)	4,352	10,105

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,546)	(15,607)
Investments in affiliates	—	2
Options purchased	234	—
Futures contracts	—	95
Securities sold short	413	5,319
Foreign currency translations	—	— (a)
Options written	(23)	—

Change in net unrealized appreciation/depreciation	(2,922)	(10,191)

Net realized/unrealized gains (losses)	1,430	(86)

Change in net assets resulting from operations	$667	$(708)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(763)	$(1,656)	$(622)	$(3,157)
Net realized gain (loss)	4,352	19,475	10,105	45,237
Change in net unrealized appreciation/depreciation	(2,922)	5,857	(10,191)	(25,539)

Change in net assets resulting from operations	667	23,676	(708)	16,541

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(640)	(3,097)	(490)	—
Class C
From net realized gains	(37)	(187)	(253)	—
Class I
From net realized gains	(1,327)	(9,417)	(1,120)	—
Class L
From net realized gains	—	—	(3,654)	—
Class R2
From net realized gains	— (a)	(2)	—	—
Class R5
From net realized gains	— (a)	(1)	—	—
Class R6
From net realized gains	(80)	(544)	—	—

Total distributions to shareholders	(2,084)	(13,248)	(5,517)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	34,602	(62,641)	(8,450)	(144,361)

NET ASSETS:
Change in net assets	33,185	(52,213)	(14,675)	(127,820)
Beginning of period	161,421	213,634	219,531	347,351

End of period	$194,606	$161,421	$204,856	$219,531

Accumulated undistributed (distributions in excess of) net investment income	$(772)	$(9)	$(2,987)	$(2,365)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

	JPMorgan Opportunistic Equity Long/Short Fund			JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,676		$21,397	$3,024	$2,593
Distributions reinvested	638		3,087	465	—
Cost of shares redeemed	(7,063)		(21,283)	(4,501)	(11,262)

Change in net assets resulting from Class A capital transactions	$13,251		$3,201	$(1,012)	$(8,669)

Class C
Proceeds from shares issued	$694		$407	$663	$409
Distributions reinvested	37		187	226	—
Cost of shares redeemed	(665)		(1,426)	(4,112)	(5,187)

Change in net assets resulting from Class C capital transactions	$66		$(832)	$(3,223)	$(4,778)

Class I
Proceeds from shares issued	$54,284		$34,015	$12,191	$7,361
Distributions reinvested	1,327		9,182	1,064	—
Cost of shares redeemed	(41,252)		(105,645)	(12,821)	(19,265)

Change in net assets resulting from Class I capital transactions	$14,359		$(62,448)	$434	$(11,904)

Class L
Proceeds from shares issued	$—		$—	$3,444	$11,368
Distributions reinvested	—		—	3,589	—
Cost of shares redeemed	—		—	(11,682)	(130,378)

Change in net assets resulting from Class L capital transactions	$—		$—	$(4,649)	$(119,010)

Class R2
Distributions reinvested	—	(a)	2	—	—

Change in net assets resulting from Class R2 capital transactions	$—	(a)	$2	$—	$—

Class R5
Distributions reinvested	—	(a)	1	—	—

Change in net assets resulting from Class R5 capital transactions	$—	(a)	$1	$—	$—

Class R6
Proceeds from shares issued	$7,252		$605	$—	$—
Distributions reinvested	80		544	—	—
Cost of shares redeemed	(406)		(3,714)	—	—

Change in net assets resulting from Class R6 capital transactions	$6,926		$(2,565)	$—	$—

Total change in net assets resulting from capital transactions	$34,602		$(62,641)	$(8,450)	$(144,361)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,070	1,199	210	180
Reinvested	36	178	33	—
Redeemed	(386)	(1,184)	(315)	(795)

Change in Class A Shares	720	193	(72)	(615)

Class C
Issued	38	24	49	30
Reinvested	2	11	17	—
Redeemed	(37)	(82)	(304)	(387)

Change in Class C Shares	3	(47)	(238)	(357)

Class I
Issued	2,943	1,859	822	494
Reinvested	73	524	72	—
Redeemed	(2,223)	(5,957)	(862)	(1,306)

Change in Class I Shares	793	(3,574)	32	(812)

Class L
Issued	—	—	226	761
Reinvested	—	—	240	—
Redeemed	—	—	(768)	(8,719)

Change in Class L Shares	—	—	(302)	(7,958)

Class R2
Issued	1	—	—	—
Reinvested	— (a)	— (a)	—	—

Change in Class R2 Shares	1	— (a)	—	—

Class R5
Reinvested	— (a)	— (a)	—	—

Change in Class R5 Shares	— (a)	— (a)	—	—

Class R6
Issued	393	33	—	—
Reinvested	4	31	—	—
Redeemed	(22)	(207)	—	—

Change in Class R6 Shares	375	(143)	—	—

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$18.13	$(0.10)	$0.19	$0.09	$(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	(1.26)
Year Ended October 31, 2016	17.37	(0.16)	0.07	(0.09)	(0.16)
Year Ended October 31, 2015	15.75	(0.25)	1.93	1.68	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.06)	0.81	0.75	—
Class C
Six Months Ended April 30, 2018 (Unaudited)	17.83	(0.14)	0.18	0.04	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	(1.26)
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	(0.16)
Year Ended October 31, 2015	15.73	(0.37)	1.97	1.60	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.07)	0.80	0.73	—
Class I
Six Months Ended April 30, 2018 (Unaudited)	18.28	(0.07)	0.18	0.11	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	(1.26)
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	(0.16)
Year Ended October 31, 2015	15.75	(0.26)	1.99	1.73	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.05)	0.80	0.75	—
Class R2
Six Months Ended April 30, 2018 (Unaudited)	17.98	(0.12)	0.18	0.06	(0.23)
Year Ended October 31, 2017	17.03	(0.23)	2.44	2.21	(1.26)
Year Ended October 31, 2016	17.32	(0.20)	0.07	(0.13)	(0.16)
Year Ended October 31, 2015	15.74	(0.35)	1.99	1.64	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.06)	0.80	0.74	—
Class R5
Six Months Ended April 30, 2018 (Unaudited)	18.41	(0.06)	0.19	0.13	(0.23)
Year Ended October 31, 2017	17.29	(0.11)	2.49	2.38	(1.26)
Year Ended October 31, 2016	17.47	(0.08)	0.06	(0.02)	(0.16)
Year Ended October 31, 2015	15.76	(0.23)	2.00	1.77	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.04)	0.80	0.76	—
Class R6
Six Months Ended April 30, 2018 (Unaudited)	18.44	(0.05)	0.18	0.13	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	(1.26)
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	(0.16)
Year Ended October 31, 2015	15.76	(0.23)	2.01	1.78	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.04)	0.80	0.76	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.83% and 1.93% for the period ended April 30, 2018, 1.83% and 2.02% for the year ended October 31, 2017, 1.80% and 2.07% for the year ended October 31, 2016, 1.81% and 2.20% for the year ended October 31, 2015 and 2.00% and 11.67% for the period ended October 31, 2014; for Class C are 2.32% and 2.43% for the period ended April 30, 2018, 2.31% and 2.52% for the year ended October 31, 2017, 2.29% and 2.52% for the year ended October 31, 2016, 2.39% and 3.18% for the year ended October 31. 2015 and 2.50% and 12.17% for the period ended October 31, 2014; for Class I are 1.57% and 1.68% for the period ended April 30, 2018, 1.56% and 1.73% for the year ended October 31, 2017, 1.54% and 1.71% for the year ended October 31, 2016, 1.66% and 2.20% for the year ended October 31, 2015 and 1.75% and 11.42% for the period ended October 31, 2014; for Class R2 are 2.07% and 2.42% for the period ended April 30, 2018, 2.07% and 3.55% for the year ended October 31, 2017, 2.05% and 4.35% for the year ended October 31, 2016, 2.21% and 4.13% for the year ended October 31, 2015 and 2.25% and 11.92% for the period ended October 31, 2014; for Class R5 are 1.38% and 1.78% for the period ended April 30, 2018, 1.37% and 2.84% for the year ended October 31, 2017, 1.35% and 3.70% for the year ended October 31, 2016, 1.52% and 3.43% for the year ended October 31, 2015 and 1.55% and 11.22% for the period ended October 31, 2014; for Class R6 are 1.31% and 1.42% for the period ended April 30, 2018, 1.31% and 1.47% for the year ended October 31, 2017, 1.29% and 1.60% for the year ended October 31, 2016, 1.47% and 3.39% for the year ended October 31, 2015 and 1.50% and 11.17% for the period ended October 31, 2014, respectively.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2015 and period ended October 31, 2014.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (c)	Portfolio turnover rate (including securities sold short) (c)

$17.99	0.51%	$61,908	2.46%		(1.07)%		2.56%		311%	529%
18.13	13.58	49,338	2.42		(1.05)		2.61		493	795
17.12	(0.53)	43,298	2.26		(0.96)		2.53		463	749
17.37	10.74	30,480	2.38	(g)	(1.70	)(g)	2.77	(g)	347	734
15.75	5.00	52	2.65	(g)	(2.24	)(g)	12.33	(g)	94	178

17.64	0.24	2,631	2.95		(1.54)		3.06		311	529
17.83	13.00	2,594	2.90		(1.53)		3.11		493	795
16.94	(1.00)	3,273	2.75		(1.46)		2.98		463	749
17.27	10.25	823	2.96	(g)	(2.17	)(g)	3.75	(g)	347	734
15.73	4.87	52	3.15	(g)	(2.74	)(g)	12.82	(g)	94	178

18.16	0.62	116,834	2.20		(0.81)		2.31		311	529
18.28	13.86	103,091	2.15		(0.81)		2.32		493	795
17.21	(0.29)	158,589	2.00		(0.69)		2.17		463	749
17.42	11.06	116,091	2.23	(g)	(1.53	)(g)	2.77	(g)	347	734
15.75	5.00	4,989	2.40	(g)	(1.99	)(g)	12.07	(g)	94	178

17.81	0.35	24	2.70		(1.30)		3.05		311	529
17.98	13.29	24	2.66		(1.30)		4.14		493	795
17.03	(0.76)	21	2.51		(1.18)		4.81		463	749
17.32	10.49	21	2.78	(g)	(2.01	)(g)	4.70	(g)	347	734
15.74	4.93	52	2.90	(g)	(2.49	)(g)	12.57	(g)	94	178

18.31	0.72	24	2.01		(0.61)		2.41		311	529
18.41	14.08	24	1.96		(0.60)		3.43		493	795
17.29	(0.12)	21	1.81		(0.48)		4.16		463	749
17.47	11.31	21	2.09	(g)	(1.32	)(g)	4.00	(g)	347	734
15.76	5.07	53	2.20	(g)	(1.79	)(g)	11.88	(g)	94	178

18.34	0.72	13,185	1.94		(0.57)		2.05		311	529
18.44	14.13	6,350	1.90		(0.56)		2.06		493	795
17.31	(0.06)	8,432	1.75		(0.45)		2.06		463	749
17.48	11.37	21	2.04	(g)	(1.27	)(g)	3.96	(g)	347	734
15.76	5.07	53	2.15	(g)	(1.74	)(g)	11.82	(g)	94	178

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$14.69	$(0.06)	$(0.01)	$(0.07)	$(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—
Year Ended October 31, 2015	15.17	(0.31)	(0.22)	(0.53)	(0.39)
Year Ended October 31, 2014	14.58	(0.34)	0.93	0.59	—
Year Ended October 31, 2013	14.44	(0.35)	0.49	0.14	—

Class C
Six Months Ended April 30, 2018 (Unaudited)	13.79	(0.09)	(0.01)	(0.10)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—
Year Ended October 31, 2015	14.48	(0.35)	(0.23)	(0.58)	(0.39)
Year Ended October 31, 2014	13.99	(0.39)	0.88	0.49	—
Year Ended October 31, 2013	13.91	(0.41)	0.49	0.08	—

Class I
Six Months Ended April 30, 2018 (Unaudited)	15.30	(0.05)	(0.01)	(0.06)	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—
Year Ended October 31, 2015	15.66	(0.26)	(0.25)	(0.51)	(0.39)
Year Ended October 31, 2014	15.02	(0.31)	0.95	0.64	—
Year Ended October 31, 2013	14.83	(0.32)	0.51	0.19	—

Class L
Six Months Ended April 30, 2018 (Unaudited)	15.58	(0.04)	(0.01)	(0.05)	(0.39)
Year Ended October 31, 2017	14.62	(0.17)	1.13	0.96	—
Year Ended October 31, 2016	14.99	(0.23)	(0.14)	(0.37)	—
Year Ended October 31, 2015	15.87	(0.23)	(0.26)	(0.49)	(0.39)
Year Ended October 31, 2014	15.17	(0.27)	0.97	0.70	—
Year Ended October 31, 2013	14.95	(0.29)	0.51	0.22	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.22% and 1.56% for the period ended April 30, 2018, 1.24% and 1.53% for the year ended October 31, 2017, 1.22% and 1.53% for the year ended October 31, 2016, 1.43% and 1.89% for the year ended October 31, 2015, 1.49% and 1.91% for the year ended October 31, 2014 and 1.49% and 1.93% for the year ended October 31, 2013; for Class C are 1.73% and 2.03% for the period ended April 30, 2018, 1.72% and 2.07% for the year ended October 31, 2017, 1.72% and 2.02% for the year ended October 31, 2016, 1.90% and 2.32% for the year ended October 31, 2015, 1.99% and 2.41% for the year ended October 31, 2014 and 1.99% and 2.43% for the year ended October 31, 2013; for Class I are 0.96% and 1.26% for the period ended April 30, 2018, 0.95% and 1.26% for the year ended October 31, 2017, 0.96% and 1.27% for the year ended October 31, 2016, 1.18% and 1.57% for the year ended October 31, 2015, 1.25% and 1.66% for the year ended October 31, 2014 and 1.24% and 1.66% for the year ended October 31, 2013; for Class L are 0.82% and 1.11% for the period ended April 30, 2018, 0.84% and 1.10% for the year ended October 31, 2017, 0.81% and 1.06% for the year ended October 31, 2016, 0.95% and 1.44% for the year ended October 31, 2015, 0.99% and 1.51% for the year ended October 31, 2014 and 0.99% and 1.53% for the year ended October 31, 2013, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including short sales) (c)

$14.23	(0.43)%	$16,338	3.37%	(0.88)%	3.71%	68%	133%
14.69	6.14	17,932	3.66	(1.51)	3.95	109	278
13.84	(2.88)	25,393	3.33	(2.07)	3.64	133	298
14.25	(3.59)	62,910	3.57	(1.94)	4.03	163	370
15.17	4.05	82,477	3.82	(2.26)	4.24	90	192
14.58	0.97	88,944	4.24	(2.42)	4.68	75	149

13.30	(0.68)	7,372	3.88	(1.39)	4.18	68	133
13.79	5.59	10,920	4.14	(2.01)	4.49	109	278
13.06	(3.33)	15,003	3.83	(2.53)	4.13	133	298
13.51	(4.12)	23,790	4.04	(2.63)	4.46	163	370
14.48	3.50	10,933	4.32	(2.76)	4.74	90	192
13.99	0.58	14,209	4.74	(2.92)	5.18	75	149

14.85	(0.34)	43,387	3.11	(0.63)	3.41	68	133
15.30	6.47	44,219	3.37	(1.24)	3.68	109	278
14.37	(2.64)	53,221	3.07	(1.82)	3.38	133	298
14.76	(3.34)	337,990	3.32	(1.74)	3.71	163	370
15.66	4.26	348,525	3.57	(2.01)	3.99	90	192
15.02	1.28	292,993	3.99	(2.15)	4.43	75	149

15.14	(0.27)	137,759	2.97	(0.49)	3.26	68	133
15.58	6.57	146,460	3.26	(1.13)	3.52	109	278
14.62	(2.47)	253,734	2.92	(1.61)	3.17	133	298
14.99	(3.17)	232,339	3.09	(1.48)	3.58	163	370
15.87	4.61	271,595	3.32	(1.76)	3.84	90	192
15.17	1.47	316,843	3.74	(1.91)	4.28	75	149

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C, Class I and Class L	Diversified

The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.

The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Opportunistic Equity Long/Short Fund commenced operations on August 29, 2014. Prior to January 23, 2015, the Fund was not publicly offered for investment.

Class L Shares of the Research Market Neutral Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Opportunistic Equity Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$178,678	$—	$—	$178,678

Total Liabilities for Securities Sold Short (a)	$(57,828)	$—	$—	$(57,828)

Research Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$202,974	$229	$—	$203,203

Total Liabilities for Securities Sold Short (a)	$(171,816)	$—	$—	$(171,816)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$67	$—	$—	$67

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2018.

B. Options — Opportunistic Equity Long/Short Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended April 30, 2018:

	Opportunistic Equity Long/Short Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	$1,722	(a)
Average Number of Contracts Written	117	(b)

(a)	For the period November 1, 2017 through January 31, 2018.
(b)	For the period November 1, 2017 through December 31, 2017.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2018, the Funds had outstanding short sales as listed on their SOIs.

D. Futures Contracts — Research Market Neutral Fund used index futures contracts to more effectively manage the long and short equity exposures in the portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2018 (amounts in thousands):

Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$2,507
Ending Notional Balance Short	1,324

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses.

The amount of the transfer agency and sub-transfer agency fees charged to each class of the Funds for the six months ended April 30, 2018 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class L	R2		R5		R6		Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$—	(a)	$—	(a)	$2	n/a	$—	(a)	$—	(a)	$—	(a)	$2
Research Market Neutral Fund
Transfer agency fees	4		1		1	$1	n/a		n/a		n/a		7

(a)	Amount rounds to less than 500.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually for the Funds and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The reclassifications for the Funds relate primarily to dividend expense for securities sold short and net operating loss.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Opportunistic Equity Long/Short Fund	1.20%
Research Market Neutral Fund	0.80

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2018 the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Opportunistic Equity Long/Short Fund	0.25%	0.75%	0.50%
Research Market Neutral Fund	0.25	0.75	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Opportunistic Equity Long/Short Fund	$2		$—
Research Market Neutral Fund	—	(a)	—

(a)	Amount rounds to less than 500.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R5
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.10%
Research Market Neutral Fund	0.25	0.25	0.25	0.10%	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R5	Class R6
Opportunistic Equity Long/Short Fund	1.85%	2.35%	1.60%	n/a	2.10%	1.40%	1.35%
Research Market Neutral Fund	1.25	1.75	0.99	0.85%	n/a	n/a	n/a

The expense limitation agreements were in effect for the six months ended April 30, 2018 and are in place until at least February 28, 2019.

For the six months ended April 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Opportunistic Equity Long/Short Fund	$39	$26	$1	$66	$—	(a)
Research Market Neutral Fund	185	85	7	277	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the six months ended April 30, 2018 were as follows (amounts in thousands):

Opportunistic Equity Long/Short Fund	$26
Research Market Neutral Fund	33

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended April 30, 2018, the Funds did not incur any brokerage commissions with broker dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$430,797	$437,671	$320,839	$301,419
Research Market Neutral Fund	122,022	136,201	104,643	115,308

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$108,613	$13,183	$946	$12,237
Research Market Neutral Fund	(6,166)	49,767	12,147	37,620

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of October 31, 2017, the following Fund had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Research Market Neutral Fund	38,285	*	$—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

As of April 30, 2018, the Funds had individual shareholder accounts and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Non-affiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
JPMorgan Opportunistic Equity Long/Short Fund	3	45.1%
JPMorgan Research Market Neutral Fund	1	11.0

The J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate 52.4% of the net assets of the Research Market Neutral Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of April 30, 2018, the Research Market Neutral Fund pledged substantially all of its assets to Citibank for securities sold short. For the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citibank. The Opportunistic Equity Long/Short Fund pledged substantially all of its assets to Citigroup Global Markets, Inc. for securities sold short. For the Opportunistic Equity Long/Short Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

APRIL 30, 2018	J.P. MORGAN SPECIALTY FUNDS	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2017, and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,005.10	$12.23	2.46%
Hypothetical	1,000.00	1,012.60	12.28	2.46
Class C
Actual	1,000.00	1,002.40	14.65	2.95
Hypothetical	1,000.00	1,010.17	14.70	2.95
Class I
Actual	1,000.00	1,006.20	10.94	2.20
Hypothetical	1,000.00	1,013.88	10.99	2.20
Class R2
Actual	1,000.00	1,003.50	13.41	2.70
Hypothetical	1,000.00	1,011.41	13.47	2.70
Class R5
Actual	1,000.00	1,007.20	10.00	2.01
Hypothetical	1,000.00	1,014.83	10.04	2.01
Class R6
Actual	1,000.00	1,007.20	9.65	1.94
Hypothetical	1,000.00	1,015.17	9.69	1.94

Research Market Neutral Fund
Class A
Actual	1,000.00	995.70	16.68	3.37
Hypothetical	1,000.00	1,008.08	16.78	3.37
Class C
Actual	1,000.00	993.20	19.18	3.88
Hypothetical	1,000.00	1,005.55	19.29	3.88
Class I
Actual	1,000.00	996.60	15.40	3.11
Hypothetical	1,000.00	1,009.37	15.49	3.11
Class L
Actual	1,000.00	997.30	14.67	2.97
Hypothetical	1,000.00	1,010.04	14.76	2.97

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. April 2018.	SAN-SPEC-418

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2018 (Unaudited)

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 8, 2018 (Unaudited)

Dear Shareholder,

While the global economy largely continued its steady-growth trajectory throughout the six months ended April 30, 2018, investor concerns about rising interest rates and geo-political events fueled the return of volatility to financial markets and ended a 15-month string of rising equity prices in the U.S.

“This world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.”— George C.W. Gatch

Favorable central bank policies, corporate earnings growth and consumer confidence remained supportive of global growth throughout the reporting period, though economic data in the European Union (the “EU”) softened somewhat in early 2018. Global petroleum prices generally rose during the reporting period as record output from U.S. shale operations was outweighed by expectations of rising global demand and extended output cuts from the Organization of Petroleum Exporting Nations.

The U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017 and again in March 2018 in response to a tightening labor market and early signs of price inflation. The unemployment rate dropped to 3.9% in April – a level not seen in 18 years – after sitting at 4.1% from October 2017 to March 2018. Gross domestic product (GDP) in the U.S. rose by 2.9% in the fourth quarter of 2017 and an estimated 2.2% in the first quarter of 2018.

Meanwhile, U.S. tax cut legislation enacted in December 2017, appeared to provide support for both equity prices and corporate earnings, which reached record highs in the first quarter of 2017. Of the 279 companies reporting U.S. first quarter earnings by the end of the reporting period, 78% had surpassed analysts’ aggregate estimates.

In early February, a spike in 10-year U.S. Treasury bond yields triggered a rapid sell-off in U.S. financial markets that spread to global markets. Yields on 10-year Treasury bonds are generally considered a bellwether for broader market trends, and the increase in yields was a technical signal that raised investor concerns about inflation and rising U.S. interest rates.

While financial markets rebounded somewhat, the sell-off led to a record spike in market volatility just three months after the CBOE Volatility Index, which looks at Standard & Poor’s 500 Index futures to gauge near-term volatility, had dropped to the lowest level since it was created.

Throughout the latter half of the reporting period, U.S. financial markets were also buffeted by the potential for a U.S.-China trade war after President Trump threatened to raise import tariffs. However, background political uncertainty in Washington, D.C. appeared to have little direct impact on domestic financial markets.

Meanwhile, the European Central Bank (ECB) in January reduced its monthly asset purchases by half, though it declined to raise benchmark interest rates during the reporting period. In November, the Bank of England raised interest rates for the first time in a decade as the domestic economy continued to expand and uncertainty over Britain’s planned exit from the EU receded somewhat. In Germany, Chancellor Angela Merkel successfully formed a governing coalition in late February, removing further uncertainty among investors. Across the 19-nation Eurozone, unemployment fell to 8.5% and GDP grew 2.5% in the first quarter of 2018.

In China, government efforts to curb financial speculation appeared to hold down financial market volatility even as the nation’s economy continued to grow. Estimated GDP growth for China was 6.8% in the first quarter of 2018 and 6.9% for the final quarter of 2017. Emerging market nations largely continued to benefit from robust growth in China, rising commodity prices and global demand for goods. However, rising borrowing costs have put pressure on emerging markets in select nations that depend most on external financing, particularly Argentina, Turkey and Brazil.

Against a generally positive environment for global economic growth, a few distinct concerns have emerged in 2018. U.S. threats of protectionist trade policies and changes in U.S. foreign policy, particularly toward Iran, have led to political strains with long-time U.S. allies and trading partners. Rising interest rates globally have put pressure on the currencies of several emerging market nations. The world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.

We believe investors who maintain a long-term outlook and a properly diversified portfolio should continue to benefit from the global economic expansion in 2018. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

Global financial markets generally provided positive returns for the reporting period, but gains were tempered by increased market volatility, rising bond yields in the U.S. and moderating economic growth in the early part of 2018. While economists had generally forecast continued growth in the global economy, concerns over inflationary pressure, signs of slowing growth in Europe and a potential trade war between the U.S. and China all led to investor uncertainty in the latter half of the reporting period.

Notably, global petroleum prices rose significantly during the reporting period. Global economic growth drove increased demand for oil, while on the supply side, the Organization of Petroleum Exporting Countries and Russia agreed in December 2017 to extend production curbs through 2018. Severe reductions in output from Venezuela and threatened U.S. sanctions against Iran also provided support for global energy prices.

Throughout the final months of 2017 and into January 2018, U.S. equity prices reached new highs and financial market volatility remained at historically low levels. Then in early February 2018, the Standard & Poor’s 500 Index (the “S&P 500”) fell more than 10% intraday and the CBOE Volatility Index, which measures options on the S&P 500 to gauge near-term market volatility, spiked a record 115.6%. The sell-off came after fifteen consecutive months of stock market gains and was largely triggered by an upward spike in yields on 10-year U.S. Treasury bonds, which signaled to investors that rising borrowing costs and accelerating inflation could lead to weakness in asset prices. Overall, bond prices in the U.S. declined amid investor expectations for rising interest rates.

In Europe and Japan, equity prices generally ended higher for the reporting period, supported by central bank policies, corporate earnings and continued improvements in leading economic indicators. However, increased market volatility in 2018 erased much of the stock market gains made in late 2017.

Equity prices in emerging markets also rose amid corporate profit growth, rising commodities prices and a positive global economic outlook. China’s efforts to curb financial market speculation appeared to provide some stability to asset prices. Notably, prices for emerging market debt slumped after rising through most of 2016 and 2017. A potential U.S.-China trade war, widening conflict in Syria and political uncertainty ahead of elections in Brazil and Mexico contributed to investor concerns about emerging market currencies and local-currency denominated bonds.

For the six months ended April 30, 2018, the MSCI Europe Australasia and Far East Index (net of foreign withholding taxes) returned 3.41% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 4.80%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.60%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	4.80%

Net Assets as of 4/30/2018 (In Thousands)	$2,084,791

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018.

The Fund’s security selection in the information technology and energy sectors was a leading detractor from performance relative to the Benchmark. The Fund’s overweight position in the materials sector and its underweight position in the consumer discretionary sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Merry Electronics Co., General Interface Solution Holding Ltd. and Guangzhou Automobile Group Co. Shares of Merry Electronics, a Taiwan maker of headsets, headphones, earphones and audio speakers, fell after the company forecast a drop in revenue amid soft demand for consumer electronics. Shares of General Interface Solution Holding, the Taiwan touch-screen manufacturing unit of Hon Hai Precision Industry Co., fell after the company reported declining revenue. Shares of Guangzhou Automobile Group, a China auto manufacturer, fell amid investor concerns about potential U.S. trade tariffs.

Leading individual contributors to relative performance included the Fund’s overweight positions in Yageo Corp., Standard Bank Group Ltd. and PTT Public Co. Shares of Yageo, a Taiwan manufacturer of electronics components, rose amid a reduction in output from its competitors in China and Japan. Shares of Standard Bank Group, a South African bank, rose after the company reported growth in earnings for the year ended December 31, 2017. Shares of PTT Public, a Thailand petroleum company, rose as global energy prices rebounded during the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark during the six months ended April 30, 2018, were in Russia and Turkey and its largest underweight positions were in South African and India. From a sector perspective, the Fund’s largest overweight allocations relative to the Benchmark were in the materials and financials sectors, while its largest underweight positions were in the consumer staples and consumer discretionary sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	4.7%
2.	Samsung Electronics Co. Ltd. (South Korea)	3.7
3.	Alibaba Group Holding Ltd., ADR (China)	2.5
4.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.4
5.	China Construction Bank Corp., Class H (China)	2.0
6.	Itau Unibanco Holding SA, ADR (Brazil)	1.8
7.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1.4
8.	LG Electronics, Inc. (South Korea)	1.4
9.	Vale SA, ADR (Brazil)	1.4
10.	China Merchants Bank Co. Ltd., Class H (China)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
China	25.5%
South Korea	16.9
Taiwan	10.6
Brazil	9.8
Russia	7.5
Thailand	4.0
Turkey	3.7
Malaysia	2.5
Hong Kong	2.4
India	2.4
South Africa	1.7
Hungary	1.7
Indonesia	1.2
Panama	1.2
Singapore	1.1
United States	1.1
Others (each less than 1.0%)	3.3
Short-Term Investment	3.4

***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2008
With Sales Charge**		(3.89)%	12.11%	1.53%	0.72%
Without Sales Charge		1.46	18.33	2.63	1.26
CLASS C SHARES	February 28, 2008
With CDSC***		0.23	16.68	2.13	0.75
Without CDSC		1.23	17.68	2.13	0.75
CLASS I SHARES	February 28, 2008	1.60	18.60	2.88	1.51
CLASS R5 SHARES	February 28, 2008	1.59	18.77	3.07	1.71
CLASS R6 SHARES	September 1, 2015	1.68	18.87	3.11	1.73

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/08 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	3.06%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	4.80%

Net Assets as of 4/30/2018 (In Thousands)	$5,088,421

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018.

By sector, the Fund’s security selection in the consumer staples sector and its security selection and underweight position in the energy sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection and overweight position in the financials sector and its security selection in the information technology sector were leading contributors to relative performance.

By country, the Fund’s security selection in Brazil and Russia was a leading detractor from relative performance, while the Fund’s security selection South Africa and India was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Largan Precision Co., Kroton Educacional SA and Magnit PJSC. Shares of Largan Precision, a Taiwan maker of optical lenses for mobile devices and computers, fell as demand for new smartphones receded during the reporting period. Shares of Kroton Educacional, a Brazilian educational services provider, fell amid investor concerns about the company’s debt load following several corporate acquisitions. Shares of Magnit, a Russian operator of retail stores, fell on weak sales growth.

Leading individual contributors to relative performance included the Fund’s overweight positions in AIA Group Ltd.,

Bidvest Group Ltd. and MercadoLibre Inc. Shares of AIA Group, a Hong Kong life insurer, rose after the company reported better-than-expected earnings for its latest fiscal year. Shares of Bidvest Group, a South African conglomerate, rose after the company reported earnings and revenue growth for the first half of its fiscal year. Shares of MercadoLibre, an online commerce platform provider based in Argentina, rose after the company reported earnings growth for the fourth quarter and full year 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest sector positions during the reporting period were in the financials, information technology and consumer discretionary sectors, while the Fund’s smallest sector positions were in the utilities, materials and energy sectors. The Fund’s largest country positions were in China, India and Brazil and its smallest positions were in Saudi Arabia, Turkey and Papua New Guinea.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	6.3%
2.	Samsung Electronics Co. Ltd. (South Korea)	5.2
3.	AIA Group Ltd. (Hong Kong)	5.0
4.	Alibaba Group Holding Ltd., ADR (China)	4.5
5.	Housing Development Finance Corp. Ltd. (India)	4.1
6.	Ping An Insurance Group Co. of China Ltd., Class H (China)	4.0
7.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3.6
8.	Sberbank of Russia PJSC (Russia)	3.0
9.	MercadoLibre, Inc. (Argentina)	2.9
10.	Tata Consultancy Services Ltd. (India)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
China	25.8%
India	18.4
Brazil	7.9
South Korea	6.9
Hong Kong	6.9
Taiwan	6.0
South Africa	5.9
Russia	3.7
Mexico	3.6
Argentina	2.9
Indonesia	2.3
United States	1.7
Peru	1.4
Others (each less than 1.0%)	4.4
Short-Term Investment	2.2

***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		(2.54)%	12.81%	3.18%	1.57%
Without Sales Charge		2.87	19.06	4.30	2.12
CLASS C SHARES	February 28, 2006
With CDSC***		1.58	17.45	3.77	1.61
Without CDSC		2.58	18.45	3.77	1.61
CLASS I SHARES	September 10, 2001	2.99	19.37	4.55	2.37
CLASS L SHARES	November 15, 1993	3.06	19.55	4.70	2.53
CLASS R2 SHARES	July 31, 2017	2.67	18.71	4.18	2.06
CLASS R3 SHARES	July 31, 2017	2.85	19.03	4.29	2.12
CLASS R4 SHARES	July 31, 2017	2.95	19.32	4.54	2.37
CLASS R5 SHARES	September 9, 2016	3.03	19.53	4.71	2.53
CLASS R6 SHARES	December 23, 2013	3.11	19.63	4.79	2.58

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/08 to 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.68%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	3.40%

Net Assets as of 4/30/2018 (In Thousands)	$8,317,057

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018.

By sector, the Fund’s security selection in the telecommunications and basic industries sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and technology-software sectors was a leading contributor to relative performance. By region, the Fund’s security selection in North America was a leading detractor from relative performance, while the Fund’s security selection in Japan was a modest contributor to relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took marginally overweight positions in securities that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.1%
2.	Microsoft Corp. (United States)	2.0
3.	Amazon.com, Inc. (United States)	1.9
4.	Bank of America Corp. (United States)	1.0
5.	Alphabet, Inc., Class C (United States)	1.0
6.	Facebook, Inc., Class A (United States)	1.0
7.	Visa, Inc., Class A (United States)	0.9
8.	UnitedHealth Group, Inc. (United States)	0.9
9.	Alphabet, Inc., Class A (United States)	0.8
10.	Johnson & Johnson (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	58.5%
Japan	8.6
United Kingdom	5.8
France	4.5
Germany	3.2
Canada	3.2
Switzerland	2.9
Australia	2.5
Netherlands	2.2
Hong Kong	1.2
Spain	1.1
Others (each less than 1.0%)	4.2
Short-Term Investment	2.1

[1]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	February 28, 2013	2.68%	12.26%	9.45%	10.22%
CLASS R6 SHARES	November 1, 2017	2.74	12.32	9.46	10.23

*	Not annualized.

LIFE OF FUND PERFORMANCE (2/28/13 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.79%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	3.56%

Net Assets as of 4/30/2018 (In Thousands)	$5,164

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018.

By sector, the Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and industrials sectors was a leading positive contributor to performance.

By region, the Fund’s security selection in the U.K. and select emerging market nations was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the Pacific, excluding Japan, and Continental Europe was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Altice NV, Comcast Corp. and Renesas Electronics Corp. Shares of Altice, a Netherlands telecommunications and media company, fell amid investor concerns about the company’s high debt level and weak results for the third quarter of 2017. Shares of Comcast, a cable TV operator, fell amid the company’s bid to acquire 21st Century Fox. Shares of Renesas Electronics, a Japanese semiconductor manufacturer, fell amid investor concerns about rising inventory, particularly in the automotive sector.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Pioneer Natural Resources Co., DBS Group Holdings Ltd. and Amazon.com Inc. Shares of Pioneer Natural Resources, an oil producer, rose after the company reported better-than-expected earnings and raised its dividend. Shares of DBS Group Holdings, a Singapore financial services company, rose after the company forecast earnings growth and reported growth in loans. Shares of Amazon.com, a provider of online retail shopping and services, rose amid continued growth in earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers and analyst team conducted bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C (United States)	4.1%
2.	Pioneer Natural Resources Co. (United States)	3.7
3.	HDFC Bank Ltd., ADR (India)	3.5
4.	Citigroup, Inc. (United States)	3.3
5.	Amazon.com, Inc. (United States)	3.2
6.	Comcast Corp., Class A (United States)	2.5
7.	Linde AG (Germany)	2.4
8.	Safran SA (France)	2.4
9.	Erste Group Bank AG (Austria)	2.4
10.	GlaxoSmithKline plc (United Kingdom)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
United States	47.6%
France	6.4
United Kingdom	6.3
China	5.5
Germany	4.2
Japan	4.2
India	3.5
Switzerland	3.4
Austria	3.4
Singapore	2.2
Hong Kong	2.2
Canada	2.1
Thailand	2.0
South Africa	1.8
Spain	1.6
Luxembourg	1.3
Brazil	1.2
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge**		(2.78)%	3.46%	7.59%	9.49%
Without Sales Charge		2.61	9.17	8.76	10.42
CLASS C SHARES	November 30, 2011
With CDSC***		1.37	7.59	8.21	9.87
Without CDSC		2.37	8.59	8.21	9.87
CLASS I SHARES	November 30, 2011	2.79	9.57	9.10	10.75
CLASS R2 SHARES	November 30, 2011	2.47	8.85	8.48	10.14
CLASS R5 SHARES	November 30, 2011	2.86	9.66	9.24	10.91
CLASS R6 SHARES	November 30, 2011	2.91	9.72	9.31	10.97

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Unconstrained Equity Fund, the MSCI All Country World Index and the Lipper Global Large-Cap Core Funds Index from November 30, 2011 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.44%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	3.41%

Net Assets as of 4/30/2018 (In Thousands)	$4,538,352

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018.

By sector, the Fund’s security selection in the health care and consumer staples sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financials and energy sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in the U.K. and Japan were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the Pacific, excluding Japan, was the leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in AMS AG, Kubota Corp. and KDDI Corp. Shares of AMS, an Austrian maker of analog semiconductors and sensors, fell after the company forecast weak sales for the second quarter of 2018. Shares of Kubota, a Japanese maker of agricultural and construction machinery, fell amid investor concerns that potential U.S. trade tariffs could hurt export sales. Shares of KDDI, a Japanese telecommunications company, fell after news reports that Japanese Internet services provider Rakuten Inc. would be entering the Japanese telecommunications industry.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in DBS Group Holdings, AIA Group Ltd. and CNOOC Ltd. Shares of DBS Group Holdings, a Singapore financial services company, rose after the company forecast earnings growth and reported growth in loans. Shares of AIA Group, a Hong Kong life insurer, rose after the company reported better-than-expected earnings for its latest fiscal year. Shares of CNOOC, China’s largest state-owned petroleum company, rose amid profit growth and an increase in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.8%
2.	Unilever plc (United Kingdom)	2.1
3.	AIA Group Ltd. (Hong Kong)	2.1
4.	Samsung Electronics Co. Ltd., Reg. S, GDR (South Korea)	1.9
5.	Novartis AG (Registered) (Switzerland)	1.8
6.	Prudential plc (United Kingdom)	1.8
7.	SAP SE (Germany)	1.8
8.	ASML Holding NV (Netherlands)	1.8
9.	BNP Paribas SA (France)	1.8
10.	Roche Holding AG (Switzerland)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	17.8%
United Kingdom	17.7
France	12.5
Switzerland	11.5
Germany	8.6
Netherlands	6.1
Hong Kong	4.3
China	3.4
South Korea	2.5
Spain	2.3
Singapore	1.6
Australia	1.3
Sweden	1.3
Denmark	1.2
India	1.2
Italy	1.1
Others (each less than 1.0%)	4.4
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		(3.09)%	9.56%	4.30%	1.90%
Without Sales Charge		2.30	15.60	5.43	2.45
CLASS C SHARES	January 31, 2003
With CDSC***		1.04	14.02	4.90	1.92
Without CDSC		2.04	15.02	4.90	1.92
CLASS I SHARES	January 1, 1997	2.44	15.96	5.70	2.71
CLASS R2 SHARES	November 3, 2008	2.11	15.26	5.15	2.19
CLASS R5 SHARES	May 15, 2006	2.46	16.10	5.89	2.89
CLASS R6 SHARES	November 30, 2010	2.53	16.18	5.95	2.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/08 to 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the

Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.73%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	3.41%

Net Assets as of 4/30/2018 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . ..	$200,074

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018.

By sector, the Fund’s security selection in the industrial cyclical and basic industries sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the automobiles & auto parts sector and in the consumer staples sector was a leading detractor from relative performance.

By region, the Fund’s security selection in Europe, excluding the U.K., and in emerging markets was a leading contributor to performance relative to the Benchmark. The Fund’s security selection and underweight position in Japan and its security selection in the North America were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in UPM-Kymmene Oyj, Royal Ahold Delhaize NV and DBS Group Holdings Ltd. Shares of UPM-Kymmene, a Finnish paper, pulp and lumber company, rose after the company unveiled plans to reduce operations in the U.S. and Germany. Shares of Royal Ahold Delhaize, a Netherlands supermarkets operator, rose after the company reported strong profit growth for the fourth quarter of 2017. Shares of DBS Group Holdings, a Singapore financial services company, rose after the company forecast earnings growth and reported growth in loans.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bridgestone Corp., Norsk Hydro ASA and Sanofi SA. Shares of Bridgestone, a Japanese auto tire manufacturer, fell amid weak demand and higher raw materials costs. Shares of Norsk Hydro, a Norwegian aluminum producer, fell amid investor concerns about potential U.S. trade tariffs. Shares of Sanofi, a French pharmaceuticals company, fell after the company reported a drop in sales and earnings for the first quarter of 2018.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.2%
2.	Novartis AG (Registered) (Switzerland)	2.3
3.	Rio Tinto plc (United Kingdom)	2.3
4.	Vinci SA (France)	2.2
5.	Unibail-Rodamco SE (France)	2.1
6.	Iberdrola SA (Spain)	2.1
7.	Allianz SE (Registered) (Germany)	2.1
8.	TOTAL SA (France)	2.0
9.	Unilever NV, CVA (United Kingdom)	1.9
10.	Mitsubishi Corp. (Japan)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
France	18.3%
United Kingdom	17.5
Japan	15.9
Switzerland	9.8
Netherlands	7.4
Germany	6.0
Spain	3.7
Australia	3.7
Sweden	2.3
China	2.1
Finland	1.8
Norway	1.8
Italy	1.7
Singapore	1.4
Taiwan	1.2
Macau	1.2
Canada	1.2
South Korea	1.1
Short-Term Investment	1.9

***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
With Sales Charge**		(1.83)%	6.77%	4.26%	4.79%
Without Sales Charge		3.58	12.68	5.39	5.58
CLASS C SHARES	February 28, 2011
With CDSC***		2.33	11.12	4.86	5.05
Without CDSC		3.33	12.12	4.86	5.05
CLASS I SHARES	February 28, 2011	3.73	13.05	5.71	5.88
CLASS R2 SHARES	February 28, 2011	3.40	12.38	5.11	5.31
CLASS R5 SHARES	February 28, 2011	3.77	13.14	5.84	6.04
CLASS R6 SHARES	January 30, 2015	3.84	13.24	5.87	6.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index and the Lipper International Equity Income Funds Index from February 28, 2011 to April 30, 2018. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.94%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes) . . . . . . . . . . . . . . . .	3.41%

Net Assets as of 4/30/2018 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . .	$5,836,565

INVESTMENT OBJECTIVE

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018.

By sector, the Fund’s security selection in the consumer non-durable and property sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the banks and finance sector and in the industrial cyclical sector was a leading contributor to relative performance.

By region, the Fund’s security selection in the Pacific and Japan made a positive contribution to performance relative to the Benchmark, while the Fund’s security selection in Europe detracted from relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	1.9%
2.	Toyota Motor Corp. (Japan)	1.6
3.	Royal Dutch Shell plc, Class B (Netherlands)	1.6
4.	Roche Holding AG (Switzerland)	1.5
5.	TOTAL SA (France)	1.5
6.	British American Tobacco plc (United Kingdom)	1.5
7.	SAP SE (Germany)	1.4
8.	Vodafone Group plc (United Kingdom)	1.3
9.	BNP Paribas SA (France)	1.3
10.	Air Liquide SA (France)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.1%
United Kingdom	14.1
France	12.3
Germany	9.7
Switzerland	8.6
Netherlands	6.2
Australia	4.7
Spain	3.5
Italy	2.7
Hong Kong	2.1
Finland	1.5
Singapore	1.3
Belgium	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge**		(2.59)%	6.86%	4.84%	1.04%
Without Sales Charge		2.81	12.79	5.97	1.59
CLASS I SHARES	October 28, 1992	2.94	13.03	6.24	1.84
CLASS R6 SHARES	November 1, 2017	2.98	13.09	6.25	1.85

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (4/30/08 to 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.65%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)	3.47%

Net Assets as of 4/30/2018 (In Thousands)	$565,416

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018.

By sector, the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financials and energy sectors was a leading contributor to relative performance.

By region, the Fund’s security selection and overweight position in Europe and its security selection in Japan were leading detractors from performance relative to the Benchmark. The Fund’s security selection in emerging markets and the Pacific, excluding Japan, was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the its overweight positions in Altice NV, AMS AG and British American Tobacco PLC. Shares of Altice, a Netherlands telecommunications and media company, fell amid investor concerns about the company’s high debt level and weak results for the third quarter of 2017. Shares of AMS, an Austrian maker of analog semiconductors and sensors, fell after the company forecast weak sales for the second quarter of 2018. Shares of British American Tobacco, a U.K. tobacco producer, fell after the company reported lower-than-expected sales in 2017, amid a broader decline in demand for tobacco products.

Leading individual contributors to the Fund’s relative performance included the its overweight positions in Ping An Insurance Co., AIA Group Ltd. and CNOOC Ltd. Shares of Ping An Insurance, a Chinese financial services company, rose after the company announced plans to spin off its health care and technology business via an estimated $1 billion initial public offering in Hong Kong. Shares of AIA Group, a Hong Kong life insurer, rose after the company reported better-than-expected earnings for its latest fiscal year. Shares of CNOOC, China’s largest state-owned petroleum company, rose amid profit growth and an increase in global oil prices.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.3%
2.	HDFC Bank Ltd., ADR (India)	3.2
3.	AIA Group Ltd. (Hong Kong)	3.1
4.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.1
5.	CK Asset Holdings Ltd. (Hong Kong)	2.9
6.	Linde AG (Germany)	2.8
7.	Unilever NV, CVA (United Kingdom)	2.8
8.	Aviva plc (United Kingdom)	2.6
9.	BHP Billiton plc (Australia)	2.6
10.	Itau Unibanco Holding SA (Preference) (Brazil)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	13.3%
Germany	9.9
Switzerland	9.6
Netherlands	9.0
China	8.9
Japan	8.6
Hong Kong	6.0
South Korea	4.8
France	3.9
India	3.2
Austria	2.9
Canada	2.7
Australia	2.6
Brazil	2.5
Indonesia	2.2
South Africa	2.2
wSpain	2.0
Finland	1.5
Denmark	1.0
Short-Term Investment	3.2

***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge**		(4.72)%	6.93%	5.39%	8.18%
Without Sales Charge		0.56	12.83	6.53	9.09
CLASS C SHARES	November 30, 2011
With CDSC***		(0.72)	11.20	5.98	8.54
Without CDSC		0.28	12.20	5.98	8.54
CLASS I SHARES	November 30, 2011	0.65	13.11	6.84	9.40
CLASS R2 SHARES	November 30, 2011	0.37	12.47	6.24	8.81
CLASS R5 SHARES	November 30, 2011	0.73	13.23	6.99	9.57
CLASS R6 SHARES	November 30, 2011	0.77	13.32	7.04	9.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	3.16%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	3.41%

Net Assets as of 4/30/2018 (In Thousands)	$757,429

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018.

By sector, the Fund’s security selection in the basic industries and consumer staples sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the banks and technology-software sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in Europe and North America was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the Pacific and Japan was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Outokumpu Oyj, TransCanada Corp. and Norsk Hydro ASA. Shares of Outokumpu, a Finnish stainless steel producer, fell amid weak earnings and investor concerns about potential U.S. trade tariffs. Shares of TransCanada, a Canadian operator of oil and natural gas pipelines, fell amid legal challenges to the company’s Keystone XL pipeline permit. Shares of Norsk Hydro, a Norwegian aluminum producer, fell amid investor concerns about potential U.S. trade tariffs.

Leading individual contributors to relative performance included the Fund’s overweight positions in Otsuka Corp., DBS Group Holdings Ltd. and Deutsche Boerse AG. Shares of Otsuka, a Japanese pharmaceuticals and supplements maker, rose after the U.S. Food and Drug Administration approved the use of the company’s drug for kidney disease. Shares of DBS Group Holdings, a Singapore financial services company, rose after the company forecast earnings growth and reported growth in loans. Shares of Deutsche Boerse, a German operator financial products exchanges, rose after the company reported growth in revenue and earnings for the first quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	5.1%
2.	TOTAL SA (France)	3.3
3.	Mitsubishi UFJ Financial Group, Inc (Japan)	2.5
4.	BNP Paribas SA (France)	2.3
5.	Honda Motor Co. Ltd (Japan)	2.3
6.	AXA SA (France)	2.2
7.	Australia & New Zealand Banking Group Ltd. (Australia)	2.2
8.	Enel SpA (Italy)	2.1
9.	Vodafone Group plc (United Kingdom)	2.1
10.	Iberdrola SA (Spain)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.7%
France	15.5
United Kingdom	12.6
Netherlands	8.6
Switzerland	8.1
Germany	7.2
Italy	3.9
Spain	3.3
Australia	3.2
Belgium	2.1
Singapore	1.5
Austria	1.3
Canada	1.3
Sweden	1.0
United States	1.0
Others (each less than 1.0%)	4.7

***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		(2.39)%	6.84%	2.57%	0.43%
Without Sales Charge		3.02	12.75	3.69	0.97
CLASS C SHARES	July 11, 2006
With CDSC***		1.71	11.15	3.16	0.46
Without CDSC		2.71	12.15	3.16	0.46
CLASS I SHARES	September 10, 2001	3.11	13.09	3.99	1.24
CLASS L SHARES	November 4, 1993	3.16	13.20	4.12	1.38
CLASS R2 SHARES	November 3, 2008	2.79	12.42	3.42	0.72
CLASS R5 SHARES	September 9, 2016	3.13	13.19	4.11	1.38
CLASS R6 SHARES	November 30, 2010	3.22	13.36	4.25	1.47

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/08 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.41%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	3.41%

Net Assets as of 4/30/2018 (In Thousands)	$3,646,268

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018. The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth, value and quality characteristics) would be the primary drivers of returns.

The Fund’s security selection in the industrials and information technology sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financials and consumer staples sectors was a leading contributor to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on their proprietary multifactor model.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class B (Netherlands)	1.9%
2.	Novartis AG (Registered) (Switzerland)	1.9
3.	Roche Holding AG (Switzerland)	1.6
4.	Toyota Motor Corp. (Japan)	1.6
5.	Allianz SE (Registered) (Germany)	1.6
6.	Rio Tinto plc (United Kingdom)	1.4
7.	Novo Nordisk A/S, Class B (Denmark)	1.3
8.	DBS Group Holdings Ltd. (Singapore)	1.2
9.	Oversea-Chinese Banking Corp. Ltd. (Singapore)	1.1
10.	Macquarie Group Ltd. (Australia)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.5%
United Kingdom	13.4
Switzerland	9.1
Netherlands	8.3
Germany	7.6
Australia	6.9
France	6.6
Sweden	3.6
Denmark	3.3
Singapore	2.7
Finland	2.3
Spain	1.8
Hong Kong	1.7
Norway	1.6
Belgium	1.5
Austria	1.2
Italy	1.2
Others (each less than 1.0%)	2.0
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2018 . The Fund’s portfolio composition is subject to change.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		(3.91)%	6.39%	4.63%	1.20%
Without Sales Charge		1.41	12.27	5.76	1.74
CLASS C SHARES	February 28, 2006
With CDSC***		0.15	10.66	5.23	1.23
Without CDSC		1.15	11.66	5.23	1.23
CLASS I SHARES	February 28, 2006	1.52	12.52	6.08	2.02
CLASS R2 SHARES	November 3, 2008	1.26	11.94	5.49	1.50
CLASS R6 SHARES	May 29, 2015	1.67	12.82	6.30	2.25

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/08 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of the now liquidated Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.6%
	Argentina — 0.3%
60	Banco Macro SA, ADR	5,819

	Brazil — 9.8%
1,789	Banco Bradesco SA, ADR (a)	17,529
2,188	Banco do Brasil SA (a)	22,935
1,117	Banco Santander Brasil SA	12,166
2,317	Cia de Saneamento do Parana (Preference)	7,011
1,144	Estacio Participacoes SA	10,352
170	Fibria Celulose SA	3,345
2,559	Itau Unibanco Holding SA, ADR	37,177
3,379	Kroton Educacional SA	13,570
247	Magazine Luiza SA	7,473
2,982	Metalurgica Gerdau SA (Preference)	6,682
2,046	MRV Engenharia e Participacoes SA	8,727
2,414	Petroleo Brasileiro SA (Preference) (a)	15,834
621	Qualicorp SA	4,302
663	Suzano Papel e Celulose SA	7,740
2,076	Vale SA, ADR (a)	28,727

		203,570

	Chile — 0.4%
552	Antofagasta plc	7,369

	China — 25.5%
1,214	AAC Technologies Holdings, Inc.	17,424
289	Alibaba Group Holding Ltd., ADR (a)	51,585
3,373	Anhui Conch Cement Co. Ltd., Class H	21,053
38,231	Bank of China Ltd., Class H	20,753
40,167	China Construction Bank Corp., Class H	42,081
6,383	China Merchants Bank Co. Ltd., Class H	27,833
2,446	China Shenhua Energy Co. Ltd., Class H	6,000
12,042	Country Garden Holdings Co. Ltd.	24,554
7,777	Dali Foods Group Co. Ltd., Reg. S (e)	5,384
132	Daqo New Energy Corp., ADR (a)	7,034
10,928	Fosun International Ltd.	23,222
9,804	Guangzhou Automobile Group Co. Ltd., Class H	17,958
56,870	Industrial & Commercial Bank of China Ltd., Class H	49,948
65	NetEase, Inc., ADR	16,593
2,367	Nexteer Automotive Group Ltd. (a)	3,642
9,482	PICC Property & Casualty Co. Ltd., Class H	16,974
2,274	Ping An Insurance Group Co. of China Ltd., Class H	22,220
5,310	Shenzhen Expressway Co. Ltd., Class H	5,388
843	Sunny Optical Technology Group Co. Ltd.	13,756
1,998	Tencent Holdings Ltd.	98,213
5,746	Weichai Power Co. Ltd., Class H	6,652

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
936	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H, Reg. S (e)	3,961
5,832	Yanzhou Coal Mining Co. Ltd., Class H	7,298
123	Yirendai Ltd., ADR	4,335
137	YY, Inc., ADR (a)	13,207
1,805	Zhongsheng Group Holdings Ltd.	5,173

		532,241

	Hong Kong — 2.4%
2,989	Haier Electronics Group Co. Ltd. (a)	10,341
1,982	Kingboard Chemical Holdings Ltd.	8,062
3,715	Kingboard Laminates Holdings Ltd.	4,951
18,788	WH Group Ltd., Reg. S (e)	19,451
5,556	Xinyi Glass Holdings Ltd. (a)	7,987

		50,792

	Hungary — 1.7%
916	MOL Hungarian Oil & Gas plc	10,579
569	OTP Bank Nyrt	24,802

		35,381

	India — 2.4%
1,430	HCL Technologies Ltd.	22,506
421	NIIT Technologies Ltd.	7,291
3,325	Vedanta Ltd.	14,761
106	WNS Holdings Ltd., ADR (a)	5,172

		49,730

	Indonesia — 1.2%
17,822	Bank Negara Indonesia Persero Tbk. PT	10,261
60,292	Bank Rakyat Indonesia Persero Tbk. PT	13,901

		24,162

	Kazakhstan — 0.3%
553	KAZ Minerals plc (a)	6,990

	Luxembourg — 0.4%
212	Ternium SA, ADR	8,390

	Malaysia — 2.5%
12,351	AirAsia Bhd.	12,066
8,158	CIMB Group Holdings Bhd.	14,867
3,864	Malayan Banking Bhd.	10,592
3,633	Tenaga Nasional Bhd.	14,629

		52,154

	Panama — 1.1%
205	Copa Holdings SA, Class A	24,039

	Poland — 0.8%
145	Jastrzebska Spolka Weglowa SA (a)	3,398

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Poland — continued
547	Polski Koncern Naftowy ORLEN SA	13,932

		17,330

	Qatar — 0.4%
201	Qatar National Bank QPSC	8,336

	Russia — 7.5%
1,580	Aeroflot PJSC	3,611
11,402	Alrosa PJSC	16,208
935	Evraz plc	5,881
339	LUKOIL PJSC, ADR	22,580
11,101	Magnitogorsk Iron & Steel Works PJSC	8,552
874	MMC Norilsk Nickel PJSC, ADR	15,021
1,833	Mobile TeleSystems PJSC, ADR	19,247
60	Novatek PJSC, Reg. S, GDR	7,563
16	Novolipetsk Steel PJSC, Reg. S, GDR	416
141	Ros Agro plc, Reg. S, GDR	1,537
321,660	RusHydro PJSC	3,800
9	Sberbank of Russia PJSC, ADR	130
1,354	Sberbank of Russia PJSC, ADR	20,029
714	Severstal PJSC, Reg. S, GDR	11,370
174	Tatneft PJSC, ADR	11,230
158	Tatneft PJSC, ADR	10,113

		157,288

	Singapore — 1.1%
15,230	IGG, Inc.	22,904

	South Africa — 1.7%
268	Astral Foods Ltd.	6,602
239	Kumba Iron Ore Ltd.	5,111
1,391	Standard Bank Group Ltd.	23,858

		35,571

	South Korea — 16.9%
529	Hana Financial Group, Inc.	23,486
237	Hyundai Marine & Fire Insurance Co. Ltd.	8,449
1,095	Industrial Bank of Korea	17,176
218	KT&G Corp.	19,924
64	LG Chem Ltd.	21,493
78	LG Corp.	5,903
309	LG Electronics, Inc.	29,326
16	Lotte Chemical Corp.	6,269
52	NCSoft Corp.	17,479
144	PSK, Inc.	3,093
31	Samsung Electronics Co. Ltd. (bb)	77,119
21	Samsung SDI Co. Ltd.	3,562
169	Seoul Semiconductor Co. Ltd.	2,985

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Korea — continued
145	SFA Engineering Corp.	4,381
459	Shinhan Financial Group Co. Ltd.	20,457
70	Silicon Works Co. Ltd.	2,443
349	SK Hynix, Inc.	27,458
134	SK Innovation Co. Ltd.	24,480
131	S-Oil Corp.	13,449
137	TES Co. Ltd.	3,820
1,346	Woori Bank	20,102

		352,854

	Taiwan — 10.6%
1,030	Accton Technology Corp.	2,354
1,638	Catcher Technology Co. Ltd.	18,166
3,469	Chipbond Technology Corp.	6,874
2,649	Compeq Manufacturing Co. Ltd.	2,639
34,064	CTBC Financial Holding Co. Ltd.	24,293
2,572	E Ink Holdings, Inc.	2,846
1,735	FLEXium Interconnect, Inc. (a)	4,535
12,306	Fubon Financial Holding Co. Ltd.	21,054
1,659	General Interface Solution Holding Ltd.	9,931
11,447	Macronix International (a)	18,185
1,821	MediaTek, Inc. (a)	20,711
2,014	Nanya Technology Corp.	6,269
275	Phison Electronics Corp.	2,490
3,202	Powertech Technology, Inc.	9,166
1,545	Sino-American Silicon Products, Inc. (a)	6,631
784	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	30,152
6,627	Winbond Electronics Corp.	4,056
974	Yageo Corp. (a)	20,416
20,336	Yuanta Financial Holding Co. Ltd.	9,705

		220,473

	Thailand — 4.0%
3,165	Kiatnakin Bank PCL	7,377
16,985	Krung Thai Bank PCL	9,757
5,606	PTT Global Chemical PCL	17,326
13,338	PTT PCL	23,667
17,317	Star Petroleum Refining PCL	8,589
3,143	Thai Oil PCL	9,356
2,708	Tisco Financial Group PCL	7,597

		83,669

	Turkey — 3.7%
3,268	Akbank Turk A/S	6,800
2,320	Eregli Demir ve Celik Fabrikalari TAS (a)	5,791
8,966	Petkim Petrokimya Holding A/S (a)	15,845

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Turkey — continued
2,049	Tekfen Holding A/S	7,755
1,638	Turk Hava Yollari AO (a)	6,766
5,017	Turkcell Iletisim Hizmetleri A/S	17,274
2,412	Turkiye Garanti Bankasi A/S	5,463
5,123	Turkiye Halk Bankasi A/S	10,481

		76,175

	United Kingdom — 0.5%
456	Anglo American plc	10,720

	United States — 1.1%
277	Cognizant Technology Solutions Corp., Class A	22,699

	Vietnam — 0.3%
2,424	Hoa Phat Group JSC (a)	5,713

	Total Common Stocks (Cost $1,671,547)	2,014,369

Short-Term Investment — 3.4%
	Investment Company — 3.4%
69,885	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $69,885)	69,885

	Total Investments — 100.0% (Cost $1,741,432)	2,084,254
	Other Assets in Excess of Liabilities — 0.0% (g)	537

	NET ASSETS — 100.0%	$2,084,791

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	24.8%
Oil, Gas & Consumable Fuels	8.9
Internet Software & Services	8.6
Metals & Mining	7.7
Semiconductors & Semiconductor Equipment	7.3
Technology Hardware, Storage & Peripherals	4.6
Electronic Equipment, Instruments & Components	4.4
Chemicals	2.9
IT Services	2.4
Household Durables	2.3
Software	2.3
Insurance	2.3
Airlines	2.2
Wireless Telecommunication Services	1.7
Food Products	1.6
Industrial Conglomerates	1.4
Real Estate Management & Development	1.2
Diversified Consumer Services	1.1
Diversified Financial Services	1.0
Construction Materials	1.0
Tobacco	1.0
Others (each less than 1.0%)	5.9
Short-Term Investment	3.4

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Argentina — 2.9%
440	MercadoLibre, Inc.	149,272

	Australia — 0.5%
4,107	Oil Search Ltd.	24,164

	Brazil — 7.9%
8,231	Ambev SA, ADR	54,489
3,264	Cielo SA	17,918
1,076	Itau Unibanco Holding SA (Preference)	15,626
4,864	Itau Unibanco Holding SA, ADR	70,671
16,900	Kroton Educacional SA	67,876
6,545	Lojas Renner SA	60,724
846	Marcopolo SA	780
6,582	Marcopolo SA (Preference)	7,685
5,347	Petrobras Distribuidora SA	34,726
1,331	Raia Drogasil SA (a)	26,113
2,252	Ultrapar Participacoes SA	39,035
1,671	WEG SA	8,477

		404,120

	China — 25.9%
2,320	AAC Technologies Holdings, Inc.	33,291
1,279	Alibaba Group Holding Ltd., ADR (a)	228,340
15,417	Fuyao Glass Industry Group Co. Ltd., Class A	54,372
10,482	Hangzhou Robam Appliances Co. Ltd., Class A	55,060
12,813	Inner Mongolia Yili Industrial Group Co. Ltd., Class A	52,954
2,725	JD.com, Inc., ADR (a)	99,483
457	Kweichow Moutai Co. Ltd., Class A	47,451
8,555	Midea Group Co. Ltd., Class A	69,428
643	New Oriental Education & Technology Group, Inc., ADR	57,745
20,695	Ping An Insurance Group Co. of China Ltd., Class H	202,214
4,105	Shenzhou International Group Holdings Ltd.	44,811
6,561	Tencent Holdings Ltd.	322,563
1,121	Yum China Holdings, Inc.	47,913

		1,315,625

	Egypt — 0.9%
9,193	Commercial International Bank Egypt SAE (Registered), Reg. S, GDR	47,160

	Hong Kong — 6.9%
28,321	AIA Group Ltd.	253,114
516	Jardine Matheson Holdings Ltd.	31,227
11,194	Techtronic Industries Co. Ltd.	65,574

		349,915

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 18.4%
1,781	Asian Paints Ltd.	31,991
3,584	HDFC Bank Ltd.	107,492
945	HDFC Bank Ltd., ADR	90,519
9,865	HDFC Standard Life Insurance Co. Ltd., Reg. S (e)	76,276
7,440	Housing Development Finance Corp. Ltd.	209,522
2,824	IndusInd Bank Ltd.	79,965
14,965	ITC Ltd.	62,947
3,303	Kotak Mahindra Bank Ltd.	59,775
2,518	Tata Consultancy Services Ltd.	132,927
1,135	Tata Motors Ltd., ADR (a)	28,519
915	UltraTech Cement Ltd.	56,175

		936,108

	Indonesia — 2.3%
71,409	Astra International Tbk. PT	36,549
35,605	Bank Central Asia Tbk. PT	56,302
98,768	Bank Rakyat Indonesia Persero Tbk. PT	22,773

		115,624

	Macau — 0.7%
6,128	Sands China Ltd.	35,414

	Mexico — 3.6%
9,980	Becle SAB de CV (a)	16,975
589	Fomento Economico Mexicano SAB de CV, ADR	56,980
11,169	Grupo Financiero Banorte SAB de CV, Class O	69,848
8,646	Infraestructura Energetica Nova SAB de CV	38,100

		181,903

	Panama — 0.9%
405	Copa Holdings SA, Class A	47,450

	Peru — 1.4%
310	Credicorp Ltd.	72,029

	Russia — 3.7%
446	Magnit PJSC	34,608
146	Magnit PJSC, Reg. S, GDR	2,754
42,387	Sberbank of Russia PJSC	151,089

		188,451

	South Africa — 5.9%
4,435	Bid Corp. Ltd.	101,954
3,233	Bidvest Group Ltd. (The)	63,341
336	Capitec Bank Holdings Ltd.	23,898
5,049	FirstRand Ltd.	27,038
1,734	Mr Price Group Ltd.	38,041
7,045	Sanlam Ltd.	44,503

		298,775

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Korea — 6.9%
53	NAVER Corp.	35,039
91	NCSoft Corp.	30,618
182	Netmarble Games Corp., Reg. S (e)	24,877
106	Samsung Electronics Co. Ltd. (bb)	262,745

		353,279

	Spain — 0.5%
3,396	Prosegur Cia de Seguridad SA	25,672

	Taiwan — 6.0%
553	Largan Precision Co. Ltd.	64,318
5,867	President Chain Store Corp.	57,670
4,744	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	182,393

		304,381

	Thailand — 0.6%
5,132	Kasikornbank PCL, NVDR	31,644

	Turkey — 0.3%
1,037	Ford Otomotiv Sanayi A/S	14,274

	United States — 1.2%
517	EPAM Systems, Inc. (a)	59,128

	Total Common Stocks (Cost $3,586,197)	4,954,388

NUMBER OF WARRANTS
Warrants — 0.5%
	United States — 0.5%
	Almarai Co.
1,597	expiring 07/11/2019 (Strike Price $1.00) (a)	25,288
90	expiring 07/20/2020 (Strike Price $1.00) (a)	1,429

	Total Warrants (Cost $30,284)	26,717

SHARES
Short-Term Investment — 2.2%
	Investment Company — 2.2%
112,528	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $112,528)	112,528

	Total Investments — 100.1% (Cost $3,729,009)	5,093,633
	Liabilities in Excess of Other Assets — (0.1)%	(5,212)

	NET ASSETS — 100.0%	$5,088,421

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.6%
Internet Software & Services	14.4
Insurance	11.3
Technology Hardware, Storage & Peripherals	5.2
Food & Staples Retailing	4.4
IT Services	4.1
Thrifts & Mortgage Finance	4.1
Household Durables	3.7
Semiconductors & Semiconductor Equipment	3.6
Beverages	3.4
Diversified Consumer Services	2.5
Internet & Direct Marketing Retail	2.0
Electronic Equipment, Instruments & Components	1.9
Industrial Conglomerates	1.9
Hotels, Restaurants & Leisure	1.6
Food Products	1.6
Automobiles	1.6
Specialty Retail	1.4
Oil, Gas & Consumable Fuels	1.2
Tobacco	1.2
Multiline Retail	1.2
Construction Materials	1.1
Software	1.1
Auto Components	1.1
Others (each less than 1.0%)	4.6
Short-Term Investment	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stock — 98.0%
	Argentina — 0.0% (g)
3	MercadoLibre, Inc.	1,185

	Australia — 2.5%
109	AGL Energy Ltd.	1,773
1,126	Alumina Ltd.	2,217
316	Amcor Ltd.	3,258
505	AMP Ltd.	1,530
306	APA Group	1,916
74	Aristocrat Leisure Ltd.	1,481
24	ASX Ltd.	1,058
675	Aurizon Holdings Ltd.	2,271
659	Australia & New Zealand Banking Group Ltd.	13,253
86	Bendigo & Adelaide Bank Ltd.	682
669	BHP Billiton Ltd.	15,607
228	BHP Billiton plc	4,858
237	Boral Ltd.	1,221
321	Brambles Ltd.	2,375
78	Caltex Australia Ltd.	1,807
96	Challenger Ltd.	780
240	Coca-Cola Amatil Ltd.	1,675
18	Cochlear Ltd.	2,688
352	Commonwealth Bank of Australia	18,928
178	Computershare Ltd.	2,258
10	Crown Resorts Ltd.	99
94	CSL Ltd.	12,062
228	Dexus	1,622
165	Fortescue Metals Group Ltd.	560
427	Goodman Group	2,907
152	GPT Group (The)	552
274	Incitec Pivot Ltd.	781
385	Insurance Australia Group Ltd.	2,281
121	LendLease Group	1,623
72	Macquarie Group Ltd.	5,849
487	Medibank Pvt Ltd.	1,069
1,378	Mirvac Group	2,313
581	National Australia Bank Ltd.	12,630
149	Newcrest Mining Ltd.	2,364
340	Oil Search Ltd.	2,000
130	Orica Ltd.	1,935
317	Origin Energy Ltd. (a)	2,317
372	QBE Insurance Group Ltd.	2,779
38	Ramsay Health Care Ltd.	1,870
25	REA Group Ltd.	1,491
317	Santos Ltd. (a)	1,459
1,430	Scentre Group	4,322
6	SEEK Ltd.	90

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — continued
54	Sonic Healthcare Ltd.	950
1,368	South32 Ltd.	3,797
544	Stockland	1,690
358	Suncorp Group Ltd.	3,770
362	Sydney Airport	1,936
513	Tabcorp Holdings Ltd.	1,686
908	Telstra Corp. Ltd.	2,158
175	TPG Telecom Ltd.	734
519	Transurban Group	4,518
110	Treasury Wine Estates Ltd.	1,567
634	Vicinity Centres	1,161
226	Wesfarmers Ltd.	7,420
278	Westfield Corp.	1,921
676	Westpac Banking Corp.	14,530
149	Woodside Petroleum Ltd.	3,605
312	Woolworths Group Ltd.	6,535

		204,589

	Austria — 0.1%
256	Erste Group Bank AG (a)	12,524

	Belgium — 0.4%
161	Anheuser-Busch InBev SA/NV	16,042
126	KBC Group NV	10,992
80	UCB SA	6,045

		33,079

	Bermuda — 0.0% (g)
87	Marvell Technology Group Ltd.	1,747

	Canada — 3.2%
50	Agnico Eagle Mines Ltd.	2,084
99	Alimentation Couche-Tard, Inc., Class B	4,285
85	ARC Resources Ltd.	943
147	Bank of Montreal	11,192
267	Bank of Nova Scotia (The)	16,389
262	Barrick Gold Corp.	3,526
36	BCE, Inc.	1,542
210	Brookfield Asset Management, Inc., Class A	8,324
93	Canadian Imperial Bank of Commerce	8,117
179	Canadian National Railway Co.	13,791
257	Canadian Natural Resources Ltd.	9,273
34	Canadian Pacific Railway Ltd.	6,236
16	Canadian Tire Corp. Ltd., Class A	2,227
199	Cenovus Energy, Inc.	1,990
52	CGI Group, Inc., Class A (a)	3,019
4	Constellation Software, Inc.	3,200
126	Crescent Point Energy Corp.	1,100

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — continued
	Canada — continued
27	Dollarama, Inc.	3,144
185	Enbridge, Inc.	5,589
201	Encana Corp.	2,502
5	Fairfax Financial Holdings Ltd.	2,909
66	Fortis, Inc.	2,204
41	Franco-Nevada Corp.	2,873
57	Gildan Activewear, Inc.	1,656
188	Goldcorp, Inc.	2,497
73	Great-West Lifeco, Inc.	1,952
70	Imperial Oil Ltd.	2,168
31	Intact Financial Corp.	2,349
84	Inter Pipeline Ltd.	1,509
294	Kinross Gold Corp. (a)	1,138
53	Loblaw Cos. Ltd.	2,707
93	Magna International, Inc.	5,521
462	Manulife Financial Corp.	8,721
59	Metro, Inc.	1,883
78	National Bank of Canada	3,712
155	Nutrien Ltd.	7,069
60	Open Text Corp.	2,110
89	Pembina Pipeline Corp.	2,825
88	Power Corp. of Canada	2,089
62	Power Financial Corp.	1,600
51	Restaurant Brands International, Inc.	2,802
85	Rogers Communications, Inc., Class B	4,012
319	Royal Bank of Canada	24,285
60	Saputo, Inc.	1,948
96	Shaw Communications, Inc., Class B	1,967
37	SNC-Lavalin Group, Inc.	1,613
144	Sun Life Financial, Inc.	5,964
364	Suncor Energy, Inc.	13,921
126	Teck Resources Ltd., Class B	3,170
81	Thomson Reuters Corp.	3,246
403	Toronto-Dominion Bank (The)	22,611
166	TransCanada Corp.	7,050
98	Wheaton Precious Metals Corp.	2,036

		262,590

	China — 0.1%
934	BOC Hong Kong Holdings Ltd.	4,828
412	Yangzijiang Shipbuilding Holdings Ltd.	360

		5,188

	Denmark — 0.6%
41	Chr Hansen Holding A/S	3,678
120	Danske Bank A/S	4,177
43	Genmab A/S (a)	8,637

SHARES	SECURITY DESCRIPTION	VALUE($)

	Denmark — continued
675	Novo Nordisk A/S, Class B	31,728

		48,220

	Finland — 0.3%
60	Cargotec OYJ, Class B	3,069
119	Konecranes OYJ	4,859
734	Nokia OYJ	4,404
474	Outokumpu OYJ	3,070
376	UPM-Kymmene OYJ	13,408

		28,810

	France — 4.5%
235	Accor SA	13,271
156	Air Liquide SA	20,245
204	Airbus SE	23,997
107	Alstom SA	4,854
50	Arkema SA	6,591
120	AXA SA	3,424
371	BNP Paribas SA	28,624
129	Capgemini SE	17,787
88	Cie Generale des Etablissements Michelin SCA	12,324
467	Engie SA	8,187
28	Kering SA	16,078
87	Legrand SA	6,764
89	LVMH Moet Hennessy Louis Vuitton SE	30,927
355	Natixis SA	2,915
76	Pernod Ricard SA	12,583
221	Publicis Groupe SA	16,517
102	Renault SA	11,039
163	Sanofi	12,896
254	Schneider Electric SE (a)	22,986
69	Sodexo SA	6,810
121	Thales SA	15,360
657	TOTAL SA	41,264
35	Unibail-Rodamco SE	8,403
216	Vinci SA	21,581
246	Vivendi SA	6,479

		371,906

	Germany — 3.2%
90	adidas AG	22,070
107	Allianz SE (Registered)	25,375
222	BASF SE	23,060
129	Bayer AG (Registered)	15,466
72	Bayerische Motoren Werke AG	8,005
51	Brenntag AG	2,912
55	Continental AG	14,773
108	Daimler AG (Registered)	8,523

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — continued
	Germany — continued
106	Deutsche Post AG (Registered)	4,580
1,199	Deutsche Telekom AG (Registered)	20,994
84	Henkel AG & Co. KGaA (Preference)	10,620
662	Infineon Technologies AG	16,945
30	Linde AG (a)	6,683
82	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	18,722
82	RWE AG	1,950
294	SAP SE	32,612
103	Siemens AG (Registered)	13,089
98	Volkswagen AG (Preference)	20,191

		266,570

	Hong Kong — 1.2%
2,508	AIA Group Ltd.	22,413
67	ASM Pacific Technology Ltd.	922
41	Bank of East Asia Ltd. (The)	180
442	CK Asset Holdings Ltd.	3,814
669	CK Hutchison Holdings Ltd.	7,909
220	CK Infrastructure Holdings Ltd.	1,732
460	CLP Holdings Ltd.	4,777
558	Galaxy Entertainment Group Ltd.	4,884
59	Hang Lung Properties Ltd.	140
209	Hang Seng Bank Ltd.	5,294
367	Henderson Land Development Co. Ltd.	2,329
556	HKT Trust & HKT Ltd.	732
2,019	Hong Kong & China Gas Co. Ltd.	4,219
229	Hong Kong Exchanges & Clearing Ltd.	7,402
243	Hongkong Land Holdings Ltd.	1,756
2,431	Hutchison Port Holdings Trust	810
21	Jardine Matheson Holdings Ltd.	1,241
342	Kerry Properties Ltd.	1,635
1,756	Li & Fung Ltd.	883
375	Link REIT	3,314
220	MTR Corp. Ltd.	1,236
673	New World Development Co. Ltd.	987
410	NWS Holdings Ltd.	808
279	Power Assets Holdings Ltd.	2,074
1,172	Sino Land Co. Ltd.	2,023
363	Sun Hung Kai Properties Ltd.	5,846
204	Swire Pacific Ltd., Class A	2,011
99	Techtronic Industries Co. Ltd.	577
1,040	WH Group Ltd., Reg. S (e)	1,076
381	Wharf Holdings Ltd. (The)	1,268
363	Wharf Real Estate Investment Co. Ltd.	2,722
335	Wheelock & Co. Ltd.	2,485

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hong Kong — continued
249		Yue Yuen Industrial Holdings Ltd.	706

			100,205

		Ireland — 0.4%
487		CRH plc	17,293
134		James Hardie Industries plc, CDI	2,369
96		Ryanair Holdings plc, ADR (a)	10,540

			30,202

		Israel — 0.0% (g)
155		Teva Pharmaceutical Industries Ltd., ADR	2,783

		Italy — 0.7%
209		Assicurazioni Generali SpA	4,221
4,071		Enel SpA	25,823
160		Eni SpA	3,132
644		Intesa Sanpaolo SpA	2,450
1,105		Italgas SpA	7,153
395		Snam SpA	1,895
697		UniCredit SpA	15,119

			59,793

		Japan — 8.6%
57		AEON Financial Service Co. Ltd.	1,340
59		Aeon Mall Co. Ltd.	1,183
168		Ajinomoto Co., Inc.	3,069
47		Alfresa Holdings Corp.	1,033
199		Amada Holdings Co. Ltd.	2,384
147		Asahi Group Holdings Ltd.	7,446
330		Asahi Kasei Corp.	4,542
269		Astellas Pharma, Inc.	3,929
132		Bandai Namco Holdings, Inc.	4,480
199		Bridgestone Corp.	8,302
170		Canon, Inc.	5,848
11		Central Japan Railway Co.	2,144
29		Chugai Pharmaceutical Co. Ltd.	1,508
25		Coca-Cola Bottlers Japan Holdings, Inc.	1,054
596		Concordia Financial Group Ltd.	3,463
34		Dai Nippon Printing Co. Ltd.	721
374		Daicel Corp.	4,313
205		Dai-ichi Life Holdings, Inc.	4,060
213		Daiichi Sankyo Co. Ltd.	7,293
78		Daikin Industries Ltd.	9,100
18		Daito Trust Construction Co. Ltd.	2,937
198		Daiwa House Industry Co. Ltd.	7,232
—	(h)	Daiwa House REIT Investment Corp.	770
49		Denso Corp.	2,561
95		East Japan Railway Co.	9,136
165		Electric Power Development Co. Ltd.	4,485

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stock — continued
		Japan — continued
29		FANUC Corp.	6,148
8		Fast Retailing Co. Ltd.	3,424
160		Fuji Electric Co. Ltd.	1,141
142		FUJIFILM Holdings Corp.	5,715
572		Fujitsu Ltd.	3,468
54		Hakuhodo DY Holdings, Inc.	760
25		Hankyu Hanshin Holdings, Inc.	999
68		Hisamitsu Pharmaceutical Co., Inc.	5,293
16		Hitachi High-Technologies Corp.	728
1,371		Hitachi Ltd.	10,006
436		Honda Motor Co. Ltd.	14,999
63		Hoya Corp.	3,350
302		Hulic Co. Ltd.	3,254
399		ITOCHU Corp.	7,981
248		J Front Retailing Co. Ltd.	4,020
117		Japan Airlines Co. Ltd.	4,609
40		Japan Exchange Group, Inc.	741
77		Japan Post Bank Co. Ltd.	1,049
—	(h)	Japan Prime Realty Investment Corp.	704
—	(h)	Japan Real Estate Investment Corp.	1,316
1		Japan Retail Fund Investment Corp.	1,250
246		Japan Tobacco, Inc.	6,618
87		JFE Holdings, Inc.	1,790
54		JTEKT Corp.	870
1,176		JXTG Holdings, Inc.	7,665
254		Kansai Electric Power Co., Inc. (The)	3,548
114		Kao Corp.	8,181
128		Kawasaki Heavy Industries Ltd.	4,276
287		KDDI Corp.	7,691
34		Keikyu Corp.	614
26		Keyence Corp.	15,549
21		Kintetsu Group Holdings Co. Ltd.	870
152		Kirin Holdings Co. Ltd.	4,264
170		Komatsu Ltd.	5,795
23		Kose Corp.	4,324
43		Kubota Corp.	722
35		Kyocera Corp.	2,236
185		Kyowa Hakko Kirin Co. Ltd.	4,003
80		Kyushu Electric Power Co., Inc.	992
137		M3, Inc.	5,167
76		Mabuchi Motor Co. Ltd.	3,813
234		Marui Group Co. Ltd.	4,850
230		Mazda Motor Corp.	3,195
770		Mebuki Financial Group, Inc.	2,988
20		MEIJI Holdings Co. Ltd.	1,604

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — continued
335		Mitsubishi Chemical Holdings Corp.	3,166
436		Mitsubishi Corp.	12,026
555		Mitsubishi Electric Corp.	8,505
64		Mitsubishi Estate Co. Ltd.	1,175
25		Mitsubishi Tanabe Pharma Corp.	482
2,794		Mitsubishi UFJ Financial Group, Inc.	18,726
117		Mitsubishi UFJ Lease & Finance Co. Ltd.	746
389		Mitsui & Co. Ltd.	7,016
147		Mitsui Chemicals, Inc.	4,220
146		Mitsui Fudosan Co. Ltd.	3,740
2,809		Mizuho Financial Group, Inc.	5,082
38		MS&AD Insurance Group Holdings, Inc.	1,274
33		Murata Manufacturing Co. Ltd.	4,179
188		NGK Spark Plug Co. Ltd.	4,814
43		NH Foods Ltd.	1,879
60		Nidec Corp.	9,387
23		Nintendo Co. Ltd.	9,664
—	(h)	Nippon Building Fund, Inc.	1,427
—	(h)	Nippon Prologis REIT, Inc.	542
271		Nippon Steel & Sumitomo Metal Corp.	5,883
208		Nippon Telegraph & Telephone Corp.	9,885
133		Nippon Yusen KK	2,837
568		Nissan Motor Co. Ltd.	5,977
25		Nitori Holdings Co. Ltd.	4,148
48		Nitto Denko Corp.	3,583
471		Nomura Holdings, Inc.	2,712
1		Nomura Real Estate Master Fund, Inc.	735
77		Nomura Research Institute Ltd.	3,940
118		NSK Ltd.	1,572
318		NTT DOCOMO, Inc.	8,213
134		Obayashi Corp.	1,548
6		Obic Co. Ltd.	486
122		Olympus Corp.	4,549
211		Ono Pharmaceutical Co. Ltd.	4,877
59		Oriental Land Co. Ltd.	5,830
449		ORIX Corp.	7,871
95		Otsuka Corp.	4,411
164		Otsuka Holdings Co. Ltd.	8,548
660		Panasonic Corp.	9,771
141		Persol Holdings Co. Ltd.	3,342
145		Recruit Holdings Co. Ltd.	3,339
261		Resona Holdings, Inc.	1,482
47		Rohm Co. Ltd.	4,337
6		Ryohin Keikaku Co. Ltd.	1,950
61		Santen Pharmaceutical Co. Ltd.	1,016

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — continued
	Japan — continued
191	Seibu Holdings, Inc.	3,214
95	Seiko Epson Corp.	1,788
250	Sekisui House Ltd.	4,589
226	Seven & i Holdings Co. Ltd.	9,949
11	Shimano, Inc.	1,423
389	Shimizu Corp.	3,847
69	Shin-Etsu Chemical Co. Ltd.	6,884
12	Shionogi & Co. Ltd.	601
43	Shiseido Co. Ltd.	2,777
156	Shizuoka Bank Ltd. (The)	1,582
14	SMC Corp.	5,168
191	SoftBank Group Corp.	14,579
74	Sompo Holdings, Inc.	3,098
290	Sony Corp.	13,526
27	Stanley Electric Co. Ltd.	972
33	Start Today Co. Ltd.	956
14	Subaru Corp.	460
508	Sumitomo Chemical Co. Ltd.	2,907
16	Sumitomo Corp.	280
340	Sumitomo Electric Industries Ltd.	5,202
99	Sumitomo Metal Mining Co. Ltd.	4,236
342	Sumitomo Mitsui Financial Group, Inc.	14,271
127	Sumitomo Mitsui Trust Holdings, Inc.	5,377
78	Sumitomo Realty & Development Co. Ltd.	3,098
20	Sundrug Co. Ltd.	1,029
48	Suntory Beverage & Food Ltd.	2,342
11	Suzuken Co. Ltd.	460
128	Suzuki Motor Corp.	6,880
247	T&D Holdings, Inc.	4,198
76	Takeda Pharmaceutical Co. Ltd.	3,200
78	THK Co. Ltd.	2,715
61	Tohoku Electric Power Co., Inc.	781
208	Tokio Marine Holdings, Inc.	9,831
216	Tokyo Electric Power Co. Holdings, Inc. (a)	1,027
41	Tokyo Electron Ltd.	7,817
69	Tokyo Gas Co. Ltd.	1,841
228	Tokyo Tatemono Co. Ltd.	3,466
325	Tokyu Corp.	5,457
134	Toppan Printing Co. Ltd.	1,121
464	Toray Industries, Inc.	4,331
1,051	Toshiba Corp. (a)	2,817
46	Toyota Industries Corp.	2,736
567	Toyota Motor Corp.	37,147
27	Toyota Tsusho Corp.	965
27	Unicharm Corp.	768

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
1	United Urban Investment Corp.	826
192	Yahoo Japan Corp.	790
173	Yamato Holdings Co. Ltd.	4,456
25	Yaskawa Electric Corp.	1,007

		716,597

	Luxembourg — 0.1%
346	ArcelorMittal	11,744

	Macau — 0.1%
658	Sands China Ltd.	3,801
316	Wynn Macau Ltd.	1,169

		4,970

	Netherlands — 2.2%
49	Akzo Nobel NV	4,411
136	ASML Holding NV	25,967
71	ASR Nederland NV	3,347
113	Heineken Holding NV	11,491
39	Heineken NV	4,088
1,449	ING Groep NV	24,414
753	Koninklijke Ahold Delhaize NV	18,155
906	Koninklijke KPN NV	2,819
210	Koninklijke Philips NV	8,897
1,314	Royal Dutch Shell plc, Class A	45,708
866	Royal Dutch Shell plc, Class B	30,902
127	Wolters Kluwer NV	6,882

		187,081

	New Zealand — 0.1%
346	Auckland International Airport Ltd.	1,548
262	Fletcher Building Ltd.	1,162
130	Ryman Healthcare Ltd.	968
662	Spark New Zealand Ltd.	1,608

		5,286

	Norway — 0.2%
732	Telenor ASA	16,193

	Singapore — 0.5%
556	Ascendas REIT	1,116
867	CapitaLand Ltd.	2,444
379	CapitaLand Mall Trust	598
390	ComfortDelGro Corp. Ltd.	658
467	DBS Group Holdings Ltd.	10,784
771	Genting Singapore plc	676
17	Jardine Cycle & Carriage Ltd.	430
428	Keppel Corp. Ltd.	2,622
811	Oversea-Chinese Banking Corp. Ltd.	8,374
79	Singapore Exchange Ltd.	460

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — continued
	Singapore — continued
153	Singapore Press Holdings Ltd.	313
1,671	Singapore Telecommunications Ltd.	4,421
259	United Overseas Bank Ltd.	5,869
659	Wilmar International Ltd.	1,612

		40,377

	Spain — 1.1%
52	Amadeus IT Group SA	3,761
317	Banco Bilbao Vizcaya Argentaria SA	2,565
4,611	Banco Santander SA	29,790
2,949	Iberdrola SA	22,788
382	Industria de Diseno Textil SA	11,845
337	Red Electrica Corp. SA	7,021
666	Repsol SA	12,718
386	Telefonica SA	3,938

		94,426

	Sweden — 0.6%
318	Assa Abloy AB, Class B	6,660
94	Atlas Copco AB, Class B	3,320
8	Autoliv, Inc.	1,025
967	Nordea Bank AB	9,833
809	Sandvik AB	13,801
1,057	Svenska Handelsbanken AB, Class A	11,789

		46,428

	Switzerland — 2.9%
468	ABB Ltd. (Registered)	10,910
1,059	Credit Suisse Group AG (Registered) (a)	17,855
162	Ferguson plc	12,436
3,621	Glencore plc (a)	17,444
197	Julius Baer Group Ltd. (a)	11,677
255	LafargeHolcim Ltd. (Registered) (a)	14,138
35	Lonza Group AG (Registered) (a)	8,655
653	Nestle SA (Registered)	50,601
627	Novartis AG (Registered)	48,253
197	Roche Holding AG	43,824
316	UBS Group AG (Registered) (a)	5,301

		241,094

	United Kingdom — 5.8%
804	3i Group plc	10,380
247	AstraZeneca plc	17,321
2,671	Aviva plc	19,410
2,948	BP plc	21,900
594	British American Tobacco plc	32,563
1,329	BT Group plc	4,562
276	Bunzl plc	7,998
730	Compass Group plc	15,665
76	DCC plc	7,300

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
852	Diageo plc	30,388
857	GlaxoSmithKline plc	17,199
3,207	HSBC Holdings plc	31,927
488	Imperial Brands plc	17,476
212	InterContinental Hotels Group plc	13,399
104	Johnson Matthey plc	4,696
1,159	Legal & General Group plc	4,292
16	Liberty Global plc, Class A (a)	480
84	Liberty Global plc, Class C (a)	2,430
8,135	Lloyds Banking Group plc	7,215
224	London Stock Exchange Group plc	13,212
355	National Grid plc	4,112
1,204	Prudential plc	30,961
45	Reckitt Benckiser Group plc	3,545
279	RELX plc	5,960
105	Rio Tinto Ltd.	6,226
458	Rio Tinto plc	24,976
446	RSA Insurance Group plc	4,022
1,725	Standard Chartered plc	18,119
3,682	Taylor Wimpey plc	9,696
2,356	Tesco plc	7,632
643	Unilever NV, CVA	36,885
212	Unilever plc	11,871
9,539	Vodafone Group plc	27,837
112	Whitbread plc	6,583
344	WPP plc	5,906

		484,144

	United States — 58.6%
18	3M Co.	3,505
369	Abbott Laboratories	21,457
231	AbbVie, Inc.	22,259
232	Accenture plc, Class A	35,114
18	Activision Blizzard, Inc.	1,196
129	Adobe Systems, Inc. (a)	28,482
27	Agilent Technologies, Inc.	1,762
91	Alcoa Corp. (a)	4,656
49	Alexion Pharmaceuticals, Inc. (a)	5,776
2	Alleghany Corp.	948
236	Allegion plc	18,235
128	Allergan plc	19,626
31	Alliance Data Systems Corp.	6,384
7	Alnylam Pharmaceuticals, Inc. (a)	704
67	Alphabet, Inc., Class A (a)	68,101
82	Alphabet, Inc., Class C (a)	83,570

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — continued
	United States — continued
232	Altria Group, Inc.	13,026
99	Amazon.com, Inc. (a)	154,970
41	Ameren Corp.	2,424
288	American Electric Power Co., Inc.	20,122
165	American Express Co.	16,246
9	American Financial Group, Inc.	1,052
490	American International Group, Inc.	27,459
74	American Tower Corp.	10,147
140	AmerisourceBergen Corp.	12,678
82	Amgen, Inc.	14,250
345	Analog Devices, Inc.	30,134
129	Andeavor	17,792
31	Antero Resources Corp. (a)	587
1,037	Apple, Inc.	171,312
121	Aptiv plc	10,192
37	Aramark	1,384
11	Arch Capital Group Ltd. (a)	849
10	Arista Networks, Inc. (a)	2,725
19	Arrow Electronics, Inc. (a)	1,445
59	Arthur J Gallagher & Co.	4,130
668	AT&T, Inc.	21,828
19	Athene Holding Ltd., Class A (a)	929
11	Atmos Energy Corp.	927
22	AutoZone, Inc. (a)	14,002
99	AvalonBay Communities, Inc.	16,080
19	Axis Capital Holdings Ltd.	1,140
399	Ball Corp.	15,977
2,827	Bank of America Corp.	84,571
438	BB&T Corp.	23,128
101	Becton Dickinson and Co.	23,479
203	Berkshire Hathaway, Inc., Class B (a)	39,387
195	Best Buy Co., Inc.	14,947
51	Biogen, Inc. (a)	14,086
33	BioMarin Pharmaceutical, Inc. (a)	2,760
49	BlackRock, Inc.	25,397
71	Boeing Co. (The)	23,810
6	Booking Holdings, Inc. (a)	12,785
957	Boston Scientific Corp. (a)	27,474
390	Bristol-Myers Squibb Co.	20,323
310	Brixmor Property Group, Inc.	4,620
170	Broadcom, Inc.	39,105
25	Broadridge Financial Solutions, Inc.	2,715
69	CA, Inc.	2,385
16	Camden Property Trust	1,348
333	Capital One Financial Corp.	30,191

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
140	Caterpillar, Inc.	20,272
31	CBRE Group, Inc., Class A (a)	1,410
28	CDK Global, Inc.	1,840
31	CDW Corp.	2,216
170	Celanese Corp., Series A	18,442
159	Celgene Corp. (a)	13,861
34	Centene Corp. (a)	3,681
396	Charles Schwab Corp. (The)	22,040
106	Charter Communications, Inc., Class A (a)	28,665
436	Chevron Corp.	54,577
98	Chubb Ltd.	13,290
170	Cigna Corp.	29,130
486	Cisco Systems, Inc.	21,520
872	Citigroup, Inc.	59,546
30	CME Group, Inc.	4,756
355	CMS Energy Corp.	16,745
521	Coca-Cola Co. (The)	22,520
15	Cognex Corp.	702
203	Colgate-Palmolive Co.	13,218
1,597	Comcast Corp., Class A	50,122
39	CommScope Holding Co., Inc. (a)	1,478
152	Concho Resources, Inc. (a)	23,819
80	Constellation Brands, Inc., Class A	18,604
10	Cooper Cos., Inc. (The)	2,271
48	Corning, Inc.	1,283
3	CoStar Group, Inc. (a)	1,214
29	Crown Holdings, Inc. (a)	1,452
125	Cummins, Inc.	20,061
377	CVS Health Corp.	26,341
130	Danaher Corp.	13,019
141	Deere & Co.	19,111
32	Dell Technologies, Inc., Class V (a)	2,272
34	Delphi Technologies plc	1,634
305	Delta Air Lines, Inc.	15,915
185	Diamondback Energy, Inc. (a)	23,763
62	Digital Realty Trust, Inc.	6,518
146	Discover Financial Services	10,430
271	DISH Network Corp., Class A (a)	9,080
84	Dollar General Corp.	8,070
211	Dollar Tree, Inc. (a)	20,210
811	DowDuPont, Inc.	51,260
302	DR Horton, Inc.	13,327
38	Dr Pepper Snapple Group, Inc.	4,573
83	Duke Realty Corp.	2,236
61	DXC Technology Co.	6,326

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stock — continued
		United States — continued
29		E*TRADE Financial Corp. (a)	1,746
32		East West Bancorp, Inc.	2,159
253		Eastman Chemical Co.	25,835
347		Eaton Corp. plc	26,034
347		Eli Lilly & Co.	28,164
340		EOG Resources, Inc.	40,134
146		EQT Corp.	7,330
22		Equinix, Inc.	9,429
171		Equity Residential	10,538
27		Essex Property Trust, Inc.	6,505
87		Estee Lauder Cos., Inc. (The), Class A	12,835
547		Exxon Mobil Corp.	42,531
467		Facebook, Inc., Class A (a)	80,291
206		Fastenal Co.	10,291
68		Federal Realty Investment Trust	7,908
—	(h)	FedEx Corp.	—	(h)
197		Fidelity National Information Services, Inc.	18,682
10		FleetCor Technologies, Inc. (a)	2,174
55		Flex Ltd. (a)	712
24		FNF Group	898
1,517		Ford Motor Co.	17,050
191		Franklin Resources, Inc.	6,432
294		Freeport-McMoRan, Inc.	4,468
139		General Dynamics Corp.	27,908
367		Gilead Sciences, Inc.	26,484
156		Global Payments, Inc.	17,652
34		Goldman Sachs Group, Inc. (The)	8,109
—	(h)	Halliburton Co.	—	(h)
26		Harris Corp.	4,070
397		Hartford Financial Services Group, Inc. (The)	21,357
186		HCP, Inc.	4,346
25		HD Supply Holdings, Inc. (a)	955
1,009		Hewlett Packard Enterprise Co.	17,199
233		Hilton Worldwide Holdings, Inc.	18,379
39		Hologic, Inc. (a)	1,506
333		Home Depot, Inc. (The)	61,453
306		Honeywell International, Inc.	44,307
887		HP, Inc.	19,054
1,002		Huntington Bancshares, Inc.	14,933
8		IAC/InterActiveCorp (a)	1,281
7		IDEX Corp.	982
20		Illumina, Inc. (a)	4,703
309		Ingersoll-Rand plc	25,915
14		Ingredion, Inc.	1,642
473		Intel Corp.	24,420

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — continued
307		Intercontinental Exchange, Inc.	22,237
136		International Business Machines Corp.	19,716
103		Intuit, Inc.	19,035
18		Intuitive Surgical, Inc. (a)	7,991
41		Invitation Homes, Inc.	956
502		Johnson & Johnson	63,444
8		Jones Lang LaSalle, Inc.	1,376
633		KeyCorp	12,601
205		Kraft Heinz Co. (The)	11,540
70		Las Vegas Sands Corp.	5,109
10		Lear Corp.	1,832
15		Leidos Holdings, Inc.	981
259		Lennar Corp., Class A	13,703
7		Lennox International, Inc.	1,402
23		Liberty Broadband Corp., Class C (a)	1,640
—	(h)	Liberty Interactive Corp. QVC Group, Class A (a)	8
14		Liberty Media Corp.-Liberty Formula One, Class C (a)	416
24		Liberty Media Corp.-Liberty SiriusXM, Class A (a)	990
29		Liberty Property Trust	1,201
181		Lincoln National Corp.	12,775
11		Live Nation Entertainment, Inc. (a)	448
290		Lowe’s Cos., Inc.	23,873
15		ManpowerGroup, Inc.	1,464
194		Marathon Petroleum Corp.	14,556
1		Markel Corp. (a)	1,458
397		Masco Corp.	15,044
104		Mastercard, Inc., Class A	18,604
56		Maxim Integrated Products, Inc.	3,060
70		McDonald’s Corp.	11,649
446		Medtronic plc	35,737
434		Merck & Co., Inc.	25,570
331		MetLife, Inc.	15,779
180		Microchip Technology, Inc.	15,100
200		Micron Technology, Inc. (a)	9,218
1,741		Microsoft Corp.	162,839
61		Mid-America Apartment Communities, Inc.	5,597
46		Mohawk Industries, Inc. (a)	9,625
280		Molson Coors Brewing Co., Class B	19,945
764		Mondelez International, Inc., Class A	30,196
734		Morgan Stanley	37,894
12		MSCI, Inc.	1,725
109		Mylan NV (a)	4,237
29		National Retail Properties, Inc.	1,100
42		Netflix, Inc. (a)	13,039
66		Newmont Mining Corp.	2,575

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stock — continued
		United States — continued
223		NextEra Energy, Inc.	36,567
459		NIKE, Inc., Class B	31,385
225		Norfolk Southern Corp.	32,235
97		Northrop Grumman Corp.	31,257
68		Nucor Corp.	4,175
191		NVIDIA Corp.	42,900
—	(h)	NVR, Inc. (a)	837
350		Occidental Petroleum Corp.	27,042
243		ONEOK, Inc.	14,634
856		Oracle Corp.	39,103
100		O’Reilly Automotive, Inc. (a)	25,602
22		Owens Corning	1,436
281		PACCAR, Inc.	17,900
16		Palo Alto Networks, Inc. (a)	3,117
29		Parker-Hannifin Corp.	4,708
242		Parsley Energy, Inc., Class A (a)	7,258
53		PayPal Holdings, Inc. (a)	3,960
438		PepsiCo, Inc.	44,241
1,578		Pfizer, Inc.	57,775
116		PG&E Corp.	5,360
541		Philip Morris International, Inc.	44,340
165		Pioneer Natural Resources Co.	33,294
24		Plains GP Holdings LP, Class A	591
178		Principal Financial Group, Inc.	10,512
302		Procter & Gamble Co. (The)	21,863
54		Prologis, Inc.	3,490
157		Prudential Financial, Inc.	16,736
393		Public Service Enterprise Group, Inc.	20,507
42		Public Storage	8,517
83		PVH Corp.	13,248
39		Qurate Retail Group, Inc. QVC Group, Class A (a)	916
17		Raymond James Financial, Inc.	1,532
13		Reinsurance Group of America, Inc.	1,999
26		Robert Half International, Inc.	1,601
144		Ross Stores, Inc.	11,608
32		Sabre Corp.	668
246		salesforce.com, Inc. (a)	29,785
14		SEI Investments Co.	868
36		ServiceNow, Inc. (a)	5,993
167		Shire plc	8,907
379		Sirius XM Holdings, Inc.	2,398
122		Snap-on, Inc.	17,703
7		Spectrum Brands Holdings, Inc.	507
12		Spirit AeroSystems Holdings, Inc., Class A	925
12		Splunk, Inc. (a)	1,246

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
53	Square, Inc., Class A (a)	2,512
176	Stanley Black & Decker, Inc.	24,937
126	Starbucks Corp.	7,252
254	State Street Corp.	25,359
22	Steel Dynamics, Inc.	1,003
281	SunTrust Banks, Inc.	18,793
12	SVB Financial Group (a)	3,523
226	Synchrony Financial	7,492
9	Take-Two Interactive Software, Inc. (a)	909
50	TD Ameritrade Holding Corp.	2,879
4	Teleflex, Inc.	1,117
23	Tesla, Inc. (a)	6,613
411	Texas Instruments, Inc.	41,712
106	Thermo Fisher Scientific, Inc.	22,238
167	Time Warner, Inc.	15,876
303	T-Mobile US, Inc. (a)	18,304
36	Toll Brothers, Inc.	1,527
24	Trimble, Inc. (a)	821
644	Twenty-First Century Fox, Inc., Class A	23,559
88	Twenty-First Century Fox, Inc., Class B	3,156
46	Twitter, Inc. (a)	1,403
64	Tyson Foods, Inc., Class A	4,510
20	UGI Corp.	953
350	Union Pacific Corp.	46,827
16	United Rentals, Inc. (a)	2,461
253	United Technologies Corp.	30,456
307	UnitedHealth Group, Inc.	72,557
22	Unum Group	1,085
4	Vail Resorts, Inc.	991
82	Ventas, Inc.	4,214
252	VEREIT, Inc.	1,714
346	Verizon Communications, Inc.	17,084
113	Vertex Pharmaceuticals, Inc. (a)	17,316
577	Visa, Inc., Class A	73,198
8	VMware, Inc., Class A (a)	1,091
162	Vornado Realty Trust	11,034
199	Voya Financial, Inc.	10,410
276	Walgreens Boots Alliance, Inc.	18,323
107	Walmart, Inc.	9,485
437	Walt Disney Co. (The)	43,818
58	Waste Connections, Inc.	4,170
262	WEC Energy Group, Inc.	16,832
1,099	Wells Fargo & Co.	57,115
239	WestRock Co.	14,116
95	Weyerhaeuser Co.	3,485

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — continued
	United States — continued
85	Workday, Inc., Class A (a)	10,588
193	Worldpay, Inc. (a)	15,654
43	Wyndham Worldwide Corp.	4,855
499	Xcel Energy, Inc.	23,370
231	Yum Brands, Inc.	20,102
170	Zimmer Biomet Holdings, Inc.	19,526
41	Zoetis, Inc.	3,390

		4,871,960

	Total Common Stocks (Cost $6,466,044)	8,149,691

NUMBER OF RIGHTS
Rights — 0.0% (g)
	New Zealand — 0.0% (g)
59	Fletcher Building Ltd., expiring 05/11/2018 (a) (Cost $—)	62

SHARES
Short-Term Investment — 2.1%
	Investment Company — 2.1%
173,270	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $173,270)	173,270

	Total Investments — 100.1% (Cost $6,639,314)	8,323,023
	Liabilities in Excess of Other Assets — (0.1)%	(5,966)

	NET ASSETS — 100.0%	$8,317,057

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.7%
Oil, Gas & Consumable Fuels	6.4
Pharmaceuticals	5.5
Software	4.2
Insurance	3.9
IT Services	3.2
Semiconductors & Semiconductor Equipment	3.2
Capital Markets	3.0
Internet Software & Services	2.8
Technology Hardware, Storage & Peripherals	2.6
Media	2.6
Machinery	2.5
Chemicals	2.5
Beverages	2.4
Internet & Direct Marketing Retail	2.2
Health Care Equipment & Supplies	2.1
Specialty Retail	2.0
Equity Real Estate Investment Trusts (REITs)	1.9
Electric Utilities	1.9
Aerospace & Defense	1.9
Hotels, Restaurants & Leisure	1.8
Biotechnology	1.8
Automobiles	1.7
Metals & Mining	1.7
Health Care Providers & Services	1.5
Road & Rail	1.5
Textiles, Apparel & Luxury Goods	1.4
Tobacco	1.4
Food & Staples Retailing	1.4
Food Products	1.3
Diversified Telecommunication Services	1.3
Electrical Equipment	1.1
Industrial Conglomerates	1.0
Wireless Telecommunication Services	1.0
Others (each less than 1.0%)	12.5
Short-Term Investment	2.1

Futures contracts outstanding as of April 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	878	06/2018	EUR	36,729	993
S&P 500 E-Mini Index	489	06/2018	USD	64,719	(3,470)
TOPIX Index	98	06/2018	JPY	15,892	620

					(1,857)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
		Austria — 3.4%
1		ams AG (a)	51
2		Erste Group Bank AG (a)	122

			173

		Brazil — 1.2%
11		Cielo SA	60

		Canada — 2.1%
2		Toronto-Dominion Bank (The)	108

		China — 5.4%
1		CNOOC Ltd., ADR	92
2		JD.com, Inc., ADR (a)	75
12		Ping An Insurance Group Co. of China Ltd., Class H	112

			279

		France — 6.3%
1		Airbus SE	96
1		Safran SA	123
1		Schneider Electric SE (a)	108

			327

		Germany — 4.2%
2		Delivery Hero AG, Reg. S (a) (e)	93
1		Linde AG (a)	123

			216

		Hong Kong — 2.1%
12		AIA Group Ltd.	111

		India — 3.5%
2		HDFC Bank Ltd., ADR	180

		Japan — 4.2%
3		Komatsu Ltd.	99
11		Renesas Electronics Corp. (a)	117

			216

		Luxembourg — 1.3%
2		ArcelorMittal	66

		Singapore — 2.2%
5		DBS Group Holdings Ltd.	113

		South Africa — 1.7%
—	(h)	Naspers Ltd., Class N	89

		Spain — 1.6%
3		Industria de Diseno Textil SA	83

		Switzerland — 3.4%
1		LafargeHolcim Ltd. (Registered) (a)	78
1		Novartis AG (Registered)	98

			176

SHARES		SECURITY DESCRIPTION	VALUE($)

		Thailand — 2.0%
16		Kasikornbank PCL	103

		United Kingdom — 6.2%
2		British American Tobacco plc	89
6		GlaxoSmithKline plc	118
39		Vodafone Group plc	113

			320

		United States — 47.1%
1		Activision Blizzard, Inc.	83
—	(h)	Alphabet, Inc., Class C (a)	208
—	(h)	Amazon.com, Inc. (a)	163
1		BioMarin Pharmaceutical, Inc. (a)	79
—	(h)	Broadcom, Inc.	97
2		Citigroup, Inc.	170
4		Comcast Corp., Class A	128
2		DowDuPont, Inc.	113
1		EQT Corp.	75
—	(h)	Facebook, Inc., Class A (a)	81
—	(h)	First Republic Bank	42
1		Microsoft Corp.	104
1		Molson Coors Brewing Co., Class B	58
2		NIKE, Inc., Class B	115
1		Occidental Petroleum Corp.	96
2		Oracle Corp.	104
1		Pioneer Natural Resources Co.	190
1		Stanley Black & Decker, Inc.	112
3		Synchrony Financial	99
2		Twenty-First Century Fox, Inc., Class A	88
1		Union Pacific Corp.	117
—	(h)	UnitedHealth Group, Inc.	113

			2,435

		Total Common Stocks (Cost $4,902)	5,055

Short-Term Investment — 1.1%
		Investment Company — 1.1%
56		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $56)	56

		Total Investments — 99.0% (Cost $4,958)	5,111
		Other Assets in Excess of Liabilities — 1.0%	53

		NET ASSETS — 100.0%	$5,164

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	16.4%
Oil, Gas & Consumable Fuels	8.9
Internet Software & Services	7.5
Media	6.0
Software	5.7
Semiconductors & Semiconductor Equipment	5.2
Internet & Direct Marketing Retail	4.7
Chemicals	4.6
Insurance	4.4
Aerospace & Defense	4.3
Pharmaceuticals	4.2
Machinery	4.1
Road & Rail	2.3
Textiles, Apparel & Luxury Goods	2.2
Health Care Providers & Services	2.2
Wireless Telecommunication Services	2.2
Electrical Equipment	2.1
Consumer Finance	1.9
Tobacco	1.7
Specialty Retail	1.6
Biotechnology	1.6
Construction Materials	1.5
Metals & Mining	1.3
IT Services	1.2
Beverages	1.1
Short-Term Investment	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stock — 98.1%
	Australia — 1.3%
1,710	BHP Billiton Ltd.	39,898
926	BHP Billiton plc	19,736

		59,634

	Austria — 0.9%
237	ams AG (a)	19,587
432	Erste Group Bank AG (a)	21,129

		40,716

	Brazil — 0.8%
2,375	Itau Unibanco Holding SA, ADR	34,513

	China — 3.4%
132	Baidu, Inc., ADR (a)	33,172
8,928	China Overseas Land & Investment Ltd.	29,914
28,780	CNOOC Ltd.	48,688
4,329	Ping An Insurance Group Co. of China Ltd., Class H	42,300

		154,074

	Denmark — 1.2%
1,197	Novo Nordisk A/S, Class B	56,303

	France — 12.4%
935	Accor SA	52,856
1,432	AXA SA	40,955
1,024	BNP Paribas SA	79,052
251	Essilor International Cie Generale d’Optique SA	34,331
338	Imerys SA	30,883
159	LVMH Moet Hennessy Louis Vuitton SE	55,473
3,486	Orange SA	63,379
287	Pernod Ricard SA	47,685
571	Safran SA	66,926
395	Sanofi	31,218
668	Schneider Electric SE (a)	60,578

		563,336

	Germany — 8.6%
304	Allianz SE (Registered)	71,838
496	Bayer AG (Registered)	59,234
263	Continental AG	70,073
416	Fresenius Medical Care AG & Co. KGaA	42,176
299	Linde AG (a)	66,272
717	SAP SE	79,670

		389,263

	Hong Kong — 4.3%
10,679	AIA Group Ltd.	95,437
5,557	CK Asset Holdings Ltd.	47,969

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
4,313	CK Hutchison Holdings Ltd.	51,001

		194,407

	India — 1.2%
544	HDFC Bank Ltd., ADR	52,093

	Indonesia — 0.5%
46,465	Astra International Tbk. PT	23,782

	Italy — 1.1%
2,328	UniCredit SpA	50,476

	Japan — 17.7%
955	Asahi Group Holdings Ltd.	48,309
488	Daikin Industries Ltd.	57,018
215	FANUC Corp.	45,969
2,042	Honda Motor Co. Ltd.	70,213
2,208	Inpex Corp.	28,224
74	Keyence Corp.	45,368
1,657	Komatsu Ltd.	56,495
3,535	Kubota Corp.	59,604
840	Makita Corp.	37,645
1,513	Mitsui Fudosan Co. Ltd.	38,761
324	Nidec Corp.	50,734
355	Nitto Denko Corp.	26,363
2,138	Renesas Electronics Corp. (a)	22,300
541	Shin-Etsu Chemical Co. Ltd.	54,279
113	SMC Corp.	43,053
1,851	Sumitomo Mitsui Financial Group, Inc.	77,130
218	Tokyo Electron Ltd.	41,925

		803,390

	Macau — 0.7%
5,503	Sands China Ltd.	31,805

	Netherlands — 6.0%
418	ASML Holding NV	79,554
3,961	ING Groep NV	66,739
3,674	Royal Dutch Shell plc, Class A	127,832

		274,125

	Singapore — 1.6%
3,087	DBS Group Holdings Ltd.	71,219

	South Africa — 0.7%
133	Naspers Ltd., Class N	32,490

	South Korea — 2.4%
105	Hyundai Mobis Co. Ltd.	24,348
71	Samsung Electronics Co. Ltd., Reg. S, GDR	86,614

		110,962

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stock — continued
	Spain — 2.3%
8,813	Banco Bilbao Vizcaya Argentaria SA	71,318
1,043	Industria de Diseno Textil SA	32,346

		103,664

	Sweden — 1.3%
1,498	Atlas Copco AB, Class A	58,595

	Switzerland — 11.4%
2,228	ABB Ltd. (Registered)	51,946
661	Cie Financiere Richemont SA (Registered)	62,871
713	Ferguson plc	54,547
13,010	Glencore plc (a)	62,669
386	LafargeHolcim Ltd. (Registered) (a)	21,552
537	LafargeHolcim Ltd. (Registered) (a)	29,837
1,044	Novartis AG (Registered)	80,392
350	Roche Holding AG	77,837
4,486	UBS Group AG (Registered) (a)	75,296

		516,947

	Taiwan — 0.8%
956	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	36,758

	United Kingdom — 17.5%
7,582	Aviva plc	55,089
1,418	British American Tobacco plc	77,751
1,908	Burberry Group plc	47,920
2,263	GlaxoSmithKline plc	45,396
5,201	Meggitt plc	33,691
717	Persimmon plc	26,793
3,119	Prudential plc	80,200
2,354	RELX NV	50,086
744	Rio Tinto Ltd.	44,296
603	Rio Tinto plc	32,871
5,187	Standard Chartered plc	54,488
1,084	TechnipFMC plc	35,557
1,723	Unilever plc	96,667
21,930	Vodafone Group plc	63,997
2,995	WPP plc	51,388

		796,190

	Total Common Stocks (Cost $3,557,730)	4,454,742

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.2%
	Investment Company — 1.2%
52,920	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $52,920)	52,920

	Total Investments — 99.3% (Cost $3,610,650)	4,507,662
	Other Assets in Excess of Liabilities — 0.7%	30,690

	NET ASSETS — 100.0%	$4,538,352

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.8%
Insurance	8.6
Pharmaceuticals	7.8
Machinery	6.7
Oil, Gas & Consumable Fuels	4.5
Semiconductors & Semiconductor Equipment	4.4
Metals & Mining	4.4
Textiles, Apparel & Luxury Goods	3.7
Electrical Equipment	3.6
Chemicals	3.3
Real Estate Management & Development	2.6
Aerospace & Defense	2.2
Personal Products	2.2
Beverages	2.1
Auto Components	2.1
Automobiles	2.1
Technology Hardware, Storage & Peripherals	1.9
Hotels, Restaurants & Leisure	1.9
Media	1.9
Construction Materials	1.8
Software	1.8
Tobacco	1.7
Capital Markets	1.7
Wireless Telecommunication Services	1.4
Diversified Telecommunication Services	1.4
Building Products	1.3
Trading Companies & Distributors	1.2
Industrial Conglomerates	1.1
Professional Services	1.1
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	4.5
Short-Term Investment	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — 98.1%
	Australia — 3.7%
137	Australia & New Zealand Banking Group Ltd.	2,749
126	BHP Billiton plc	2,687
215	Transurban Group	1,875

		7,311

	Canada — 1.2%
55	TransCanada Corp.	2,326

	China — 2.1%
1,522	China Construction Bank Corp., Class H	1,595
1,511	CNOOC Ltd.	2,556

		4,151

	Finland — 1.8%
39	Konecranes OYJ	1,588
56	UPM-Kymmene OYJ	1,999

		3,587

	France — 18.3%
27	Airbus SE	3,211
44	BNP Paribas SA	3,428
17	Capgemini SE	2,324
26	Cie Generale des Etablissements Michelin SCA	3,636
8	LVMH Moet Hennessy Louis Vuitton SE	2,945
137	Orange SA	2,488
26	Publicis Groupe SA	1,907
24	Sanofi	1,905
24	Schneider Electric SE (a)	2,153
65	TOTAL SA	4,081
18	Unibail-Rodamco SE	4,299
43	Vinci SA	4,324

		36,701

	Germany — 6.0%
18	Allianz SE (Registered)	4,213
41	Daimler AG (Registered)	3,202
14	Deutsche Boerse AG	1,942
103	Deutsche Telekom AG (Registered)	1,811
2	Puma SE	934

		12,102

	Italy — 1.7%
534	Enel SpA	3,390

	Japan — 15.9%
294	Amada Holdings Co. Ltd.	3,526
17	Bandai Namco Holdings, Inc.	565
72	Bridgestone Corp.	3,018
56	Japan Airlines Co. Ltd.	2,210
96	JFE Holdings, Inc.	1,966

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
138	Mitsubishi Corp.	3,814
56	Mitsui & Co. Ltd.	1,013
61	NTT DOCOMO, Inc.	1,576
80	Sumitomo Mitsui Financial Group, Inc.	3,317
39	Sumitomo Mitsui Trust Holdings, Inc.	1,645
69	Tokio Marine Holdings, Inc.	3,252
55	Toyota Motor Corp.	3,633
37	Trend Micro, Inc.	2,218

		31,753

	Macau — 1.2%
411	Sands China Ltd.	2,374

	Netherlands — 7.4%
10	ASML Holding NV	1,831
212	ING Groep NV	3,574
129	Koninklijke Ahold Delhaize NV	3,102
183	Royal Dutch Shell plc, Class A	6,379

		14,886

	Norway — 1.8%
324	Norsk Hydro ASA	2,025
68	Telenor ASA	1,501

		3,526

	Singapore — 1.4%
122	DBS Group Holdings Ltd.	2,815

	South Korea — 1.1%
1	Samsung Electronics Co. Ltd. (bb)	2,139

	Spain — 3.7%
508	Banco Santander SA	3,284
546	Iberdrola SA	4,216

		7,500

	Sweden — 2.3%
276	Nordea Bank AB	2,803
169	Svenska Handelsbanken AB, Class A	1,882

		4,685

	Switzerland — 9.8%
37	Ferguson plc	2,808
43	LafargeHolcim Ltd. (Registered) (a)	2,390
31	Nestle SA (Registered)	2,431
61	Novartis AG (Registered)	4,665
9	Roche Holding AG	2,056
34	Swiss Re AG	3,251
6	Zurich Insurance Group AG (a)	2,057

		19,658

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — continued
	Taiwan — 1.2%
64	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,453

	United Kingdom — 17.5%
44	AstraZeneca plc	3,101
336	Aviva plc	2,438
67	British American Tobacco plc	3,681
87	Diageo plc	3,096
147	GlaxoSmithKline plc	2,939
370	HSBC Holdings plc	3,682
31	Persimmon plc	1,150
73	Prudential plc	1,877
84	Rio Tinto plc	4,602
433	Taylor Wimpey plc	1,140
67	Unilever NV, CVA	3,846
1,166	Vodafone Group plc	3,402

		34,954

	Total Common Stocks (Cost $182,093)	196,311

Short-Term Investment — 1.9%
	Investment Company — 1.9%
3,844	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $3,844)	3,844

	Total Investments — 100.0% (Cost $185,937)	200,155
	Liabilities in Excess of Other Assets — 0.0% (g)	(81)

	NET ASSETS — 100.0%	$200,074

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	15.4%
Insurance	8.5
Oil, Gas & Consumable Fuels	7.7
Pharmaceuticals	7.3
Metals & Mining	5.6
Trading Companies & Distributors	3.8
Electric Utilities	3.8
Automobiles	3.4
Auto Components	3.3
Diversified Telecommunication Services	2.9
Machinery	2.6
Wireless Telecommunication Services	2.5
Construction & Engineering	2.2
Equity Real Estate Investment Trusts (REITs)	2.2
Semiconductors & Semiconductor Equipment	2.1
Textiles, Apparel & Luxury Goods	1.9
Personal Products	1.9
Tobacco	1.8
Aerospace & Defense	1.6
Food & Staples Retailing	1.6
Beverages	1.5
Food Products	1.2
Construction Materials	1.2
Hotels, Restaurants & Leisure	1.2
IT Services	1.2
Household Durables	1.1
Software	1.1
Airlines	1.1
Electrical Equipment	1.1
Technology Hardware, Storage & Peripherals	1.1
Paper & Forest Products	1.0
Capital Markets	1.0
Media	1.0
Others (each less than 1.0%)	1.2
Short-Term Investment	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — 95.8%
	Australia — 4.7%
2,719	Australia & New Zealand Banking Group Ltd.	54,658
2,889	BHP Billiton Ltd.	67,393
286	Commonwealth Bank of Australia	15,421
141	CSL Ltd.	18,043
3,550	Dexus	25,244
5,364	Goodman Group	36,497
182	Macquarie Group Ltd.	14,803
265	National Australia Bank Ltd.	5,768
812	Wesfarmers Ltd.	26,701
464	Westpac Banking Corp.	9,977

		274,505

	Austria — 0.4%
478	Erste Group Bank AG (a)	23,394
14	Immofinanz AG (a)	37

		23,431

	Belgium — 1.0%
601	Anheuser-Busch InBev SA/NV	59,734

	China — 0.5%
6,108	BOC Hong Kong Holdings Ltd.	31,576

	Denmark — 0.8%
228	Chr Hansen Holding A/S	20,675
579	Novo Nordisk A/S, Class B	27,235

		47,910

	Finland — 1.5%
369	Cargotec OYJ, Class B	18,798
5,230	Nokia OYJ	31,380
3,538	Outokumpu OYJ	22,897
643	Wartsila OYJ Abp	13,647

		86,722

	France — 12.2%
558	Air Liquide SA	72,529
487	Airbus SE	57,172
736	Alstom SA	33,527
2,103	AXA SA	60,147
972	BNP Paribas SA	75,072
236	Capgemini SE	32,426
335	Pernod Ricard SA	55,714
456	Renault SA	49,427
717	Sanofi	56,663
667	Schneider Electric SE (a)	60,500
388	Sodexo SA	38,439
1,390	TOTAL SA	87,380
114	Vinci SA	11,366
819	Vivendi SA	21,605

		711,967

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — 9.6%
117	adidas AG	28,757
40	Allianz SE (Registered)	9,468
202	BASF SE	21,015
552	Bayer AG (Registered)	65,945
593	Brenntag AG	33,946
827	Daimler AG (Registered)	65,046
705	Deutsche Bank AG (Registered)	9,644
266	Deutsche Boerse AG	35,724
1,096	Deutsche Post AG (Registered)	47,555
2,175	Deutsche Telekom AG (Registered)	38,068
118	HeidelbergCement AG	11,567
339	Henkel AG & Co. KGaA (Preference)	43,142
1,086	Infineon Technologies AG	27,802
64	Linde AG (a)	14,133
709	SAP SE	78,754
255	Siemens AG (Registered)	32,439

		563,005

	Hong Kong — 2.1%
6,284	AIA Group Ltd.	56,165
2,900	CK Asset Holdings Ltd.	25,037
3,399	CK Hutchison Holdings Ltd.	40,195
254	I-CABLE Communications Ltd. (a)	5

		121,402

	Ireland — 0.6%
329	Ryanair Holdings plc, ADR (a)	36,147

	Israel — 0.2%
657	Teva Pharmaceutical Industries Ltd., ADR	11,816

	Italy — 2.7%
1,953	Assicurazioni Generali SpA	39,405
10,495	Enel SpA	66,575
24,023	Telecom Italia SpA (a)	23,698
1,339	UniCredit SpA	29,024

		158,702

	Japan — 23.9%
419	Asahi Group Holdings Ltd.	21,201
1,127	Bridgestone Corp.	47,120
136	Central Japan Railway Co.	27,312
2,257	Daicel Corp.	26,036
442	Daikin Industries Ltd.	51,667
1,335	DMG Mori Co. Ltd.	24,938
316	Electric Power Development Co. Ltd.	8,591
2,150	Hitachi Ltd.	15,692
1,611	Honda Motor Co. Ltd.	55,382
846	Japan Airlines Co. Ltd.	33,379
1,100	Japan Tobacco, Inc.	29,564
579	Kao Corp.	41,586
602	KDDI Corp.	16,157

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — continued
	Japan — continued
26	Keyence Corp.	15,793
691	Kyowa Hakko Kirin Co. Ltd.	14,956
897	Kyushu Electric Power Co., Inc.	11,109
869	Mabuchi Motor Co. Ltd.	43,639
2,087	Marui Group Co. Ltd.	43,317
1,996	Mitsubishi Corp.	55,035
10,130	Mitsubishi UFJ Financial Group, Inc.	67,881
1,335	NGK Spark Plug Co. Ltd.	34,235
43	Nintendo Co. Ltd.	17,858
715	Nippon Telegraph & Telephone Corp.	33,916
544	Nomura Research Institute Ltd.	28,024
586	Olympus Corp.	21,863
492	Otsuka Corp.	22,775
831	Otsuka Holdings Co. Ltd.	43,421
2,578	Panasonic Corp.	38,168
4,454	Renesas Electronics Corp. (a)	46,463
1,137	Seven & i Holdings Co. Ltd.	50,097
382	Sony Corp.	17,827
1,779	Sumitomo Electric Industries Ltd.	27,235
1,226	Sumitomo Mitsui Financial Group, Inc.	51,085
2,115	T&D Holdings, Inc.	35,918
769	Tokio Marine Holdings, Inc.	36,309
544	Tokyo Gas Co. Ltd.	14,590
2,226	Tokyu Corp.	37,358
3,863	Toray Industries, Inc.	36,057
1,379	Toyota Motor Corp.	90,438
442	West Japan Railway Co.	31,227
1,208	Yamato Holdings Co. Ltd.	31,048

		1,396,267

	Luxembourg — 0.5%
903	ArcelorMittal	30,607

	Malta — 0.0% (g)
449	BGP Holdings Beneficial (a) (bb)	—	(h)

	Netherlands — 6.2%
377	Akzo Nobel NV	34,178
227	ASML Holding NV	43,127
286	Heineken NV	30,115
3,799	ING Groep NV	64,021
814	Koninklijke Philips NV	34,435
1,833	Royal Dutch Shell plc, Class A	63,773
2,530	Royal Dutch Shell plc, Class B	90,317

		359,966

	Singapore — 1.3%
1,585	DBS Group Holdings Ltd.	36,572
1,598	United Overseas Bank Ltd.	36,186

		72,758

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — 3.4%
4,809	Banco Santander SA	31,069
6,897	Bankia SA	30,259
8,630	Iberdrola SA	66,675
1,584	Industria de Diseno Textil SA	49,089
2,317	Telefonica SA	23,615

		200,707

	Sweden — 0.6%
3,116	Svenska Handelsbanken AB, Class A	34,747

	Switzerland — 8.6%
377	Cie Financiere Richemont SA (Registered)	35,843
1,702	Credit Suisse Group AG (Registered) (a)	28,704
633	Ferguson plc	48,458
100	LafargeHolcim Ltd. (Registered) (a)	5,557
728	LafargeHolcim Ltd. (Registered) (a)	40,468
1,419	Nestle SA (Registered)	109,943
751	Novartis AG (Registered)	57,817
396	Roche Holding AG	88,042
376	Swiss Re AG	35,831
1,947	UBS Group AG (Registered) (a)	32,684
50	Zurich Insurance Group AG (a)	15,918

		499,265

	United Kingdom — 14.1%
2,493	3i Group plc	32,186
234	AstraZeneca plc	16,383
4,812	Aviva plc	34,960
1,999	Barratt Developments plc	15,332
7,558	BP plc	56,142
1,564	British American Tobacco plc	85,801
1,155	Burberry Group plc	29,015
171	Diageo plc	6,084
3,668	Dixons Carphone plc	10,229
2,703	GlaxoSmithKline plc	54,211
6,518	HSBC Holdings plc	64,895
474	InterContinental Hotels Group plc	29,902
12,036	ITV plc	25,040
31,325	Lloyds Banking Group plc	27,784
2,485	Prudential plc	63,896
855	Rio Tinto Ltd.	50,899
204	Rio Tinto plc	11,134
4,561	Standard Chartered plc	47,905
7,812	Taylor Wimpey plc	20,573
371	TechnipFMC plc	12,159
604	Unilever NV, CVA	34,613
26,707	Vodafone Group plc	77,937
220	Whitbread plc	12,931

		820,011

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

SHARES		SECURITY DESCRIPTION	VALUE($)
	Common Stock — continued
		United States — 0.9%
	938	Shire plc	49,974

		Total Common Stocks (Cost $5,261,949)	5,591,219

PRINCIPAL AMOUNT($)
	Corporate Bond — 0.0% (g)
		Materials — 0.0% (g)
		Metals & Mining — 0.0% (g)
BRL	11	Vale SA, Series A6, 0.00%, (d) (x) (y) (aa) (bb) (Cost $—)	—	(h)

SHARES
	Short-Term Investment — 3.6%
		Investment Company — 3.6%
	211,220	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $211,220)	211,220

		Total Investments — 99.4% (Cost $5,473,169)	5,802,439
		Other Assets in Excess of Liabilities — 0.6%	34,126

		NET ASSETS — 100.0%	$5,836,565

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.7%
Pharmaceuticals	7.5
Insurance	6.7
Oil, Gas & Consumable Fuels	5.1
Automobiles	4.5
Chemicals	3.9
Metals & Mining	3.1
Beverages	3.0
Capital Markets	2.6
Electric Utilities	2.5
Trading Companies & Distributors	2.4
Diversified Telecommunication Services	2.1
Semiconductors & Semiconductor Equipment	2.0
Tobacco	2.0
Food Products	1.9
Auto Components	1.9
Electrical Equipment	1.8
Software	1.7
Road & Rail	1.6
Wireless Telecommunication Services	1.6
Textiles, Apparel & Luxury Goods	1.6
Household Durables	1.6
Machinery	1.6
IT Services	1.4
Hotels, Restaurants & Leisure	1.4
Air Freight & Logistics	1.4
Food & Staples Retailing	1.3
Personal Products	1.3
Industrial Conglomerates	1.2
Airlines	1.2
Biotechnology	1.2
Equity Real Estate Investment Trusts (REITs)	1.1
Specialty Retail	1.0
Construction Materials	1.0
Aerospace & Defense	1.0
Health Care Equipment & Supplies	1.0
Others (each less than 1.0%)	5.5
Short-Term Investment	3.6

Futures contracts outstanding as of April 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	2,004	06/2018	EUR	83,831	3,885
FTSE 100 Index	532	06/2018	GBP	54,541	3,028
TOPIX Index	397	06/2018	JPY	64,379	2,439

					9,352

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.3%
	Australia — 2.6%
675	BHP Billiton plc	14,401

	Austria — 2.9%
77	ams AG (a)	6,332
208	Erste Group Bank AG (a)	10,180

		16,512

	Brazil — 2.5%
968	Itau Unibanco Holding SA (Preference)	14,052

	Canada — 2.7%
192	Alimentation Couche-Tard, Inc., Class B	8,291
90	Canadian National Railway Co.	6,945

		15,236

	China — 8.9%
3,094	China Overseas Land & Investment Ltd.	10,367
7,713	CNOOC Ltd.	13,048
614	CNOOC Ltd.	1,027
235	JD.com, Inc., ADR (a)	8,596
1,761	Ping An Insurance Group Co. of China Ltd., Class H	17,203

		50,241

	Denmark — 1.0%
124	Novo Nordisk A/S, Class B	5,823

	Finland — 1.4%
382	Wartsila OYJ Abp	8,104

	France — 3.9%
200	Accor SA	11,329
90	Safran SA	10,563

		21,892

	Germany — 9.9%
98	Bayer AG (Registered)	11,735
52	Continental AG	13,813
183	Delivery Hero AG, Reg. S (a) (e)	8,708
72	Linde AG (a)	15,957
109	Zalando SE, Reg. S (a) (e)	5,611

		55,824

	Hong Kong — 5.9%
1,935	AIA Group Ltd.	17,297
1,888	CK Asset Holdings Ltd.	16,295

		33,592

	India — 3.2%
186	HDFC Bank Ltd., ADR	17,801

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 2.2%
7,945	Bank Central Asia Tbk. PT	12,563

	Japan — 8.6%
36	FANUC Corp.	7,626
344	Komatsu Ltd.	11,737
395	Kubota Corp.	6,658
626	ORIX Corp.	10,971
115	Shin-Etsu Chemical Co. Ltd.	11,530

		48,522

	Netherlands — 8.9%
50	ASML Holding NV	9,593
800	ING Groep NV	13,478
189	NN Group NV	9,069
523	Royal Dutch Shell plc, Class A	18,310

		50,450

	South Africa — 2.1%
50	Naspers Ltd., Class N	12,119

	South Korea — 4.8%
69	Hyundai Motor Co.	10,237
6	Samsung Electronics Co. Ltd., Reg. S, GDR	7,228
8	Samsung Electronics Co. Ltd., Reg. S, GDR	9,681

		27,146

	Spain — 2.0%
1,395	Banco Bilbao Vizcaya Argentaria SA	11,288

	Switzerland — 9.6%
108	Cie Financiere Richemont SA (Registered)	10,264
149	Ferguson plc	11,404
2,578	Glencore plc (a)	12,416
195	LafargeHolcim Ltd. (Registered) (a)	10,816
555	UBS Group AG (Registered) (a)	9,311

		54,211

	United Kingdom — 13.2%
2,041	Aviva plc	14,826
238	British American Tobacco plc	13,052
414	RELX NV	8,810
496	Smith & Nephew plc	9,492
276	Unilever NV, CVA	15,821
730	WPP plc	12,525

		74,526

	Total Common Stocks (Cost $508,334)	544,303

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
18,009	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $18,009)	18,009

	Total Investments — 99.5% (Cost $526,343)	562,312
	Other Assets in Excess of Liabilities — 0.5%	3,104

	NET ASSETS — 100.0%	$565,416

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.1%
Insurance	10.4
Machinery	6.1
Oil, Gas & Consumable Fuels	5.8
Chemicals	4.9
Metals & Mining	4.8
Real Estate Management & Development	4.7
Media	4.4
Pharmaceuticals	3.1
Technology Hardware, Storage & Peripherals	3.0
Semiconductors & Semiconductor Equipment	2.8
Personal Products	2.8
Internet & Direct Marketing Retail	2.5
Auto Components	2.5
Tobacco	2.3
Trading Companies & Distributors	2.0
Hotels, Restaurants & Leisure	2.0
Diversified Financial Services	2.0
Construction Materials	1.9
Aerospace & Defense	1.9
Textiles, Apparel & Luxury Goods	1.8
Automobiles	1.8
Health Care Equipment & Supplies	1.7
Capital Markets	1.7
Professional Services	1.6
Internet Software & Services	1.5
Food & Staples Retailing	1.5
Road & Rail	1.2
Short-Term Investment	3.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
	Australia — 3.1%
815	Australia & New Zealand Banking Group Ltd.	16,392
1,109	Goodman Group	7,543

		23,935

	Austria — 1.3%
203	Erste Group Bank AG (a)	9,940

	Belgium — 2.1%
103	Anheuser-Busch InBev SA/NV	10,278
63	KBC Group NV	5,443

		15,721

	Canada — 1.3%
228	TransCanada Corp.	9,669

	China — 0.6%
2,536	CNOOC Ltd.	4,290

	Finland — 0.9%
1,029	Outokumpu OYJ	6,661

	France — 15.3%
105	Air Liquide SA	13,611
79	Airbus SE	9,250
582	AXA SA	16,633
223	BNP Paribas SA	17,197
110	Renault SA	11,927
127	Sanofi	10,019
139	Schneider Electric SE (a)	12,608
393	TOTAL SA	24,700

		115,945

	Germany — 7.1%
28	BASF SE	2,956
51	Bayer AG (Registered)	6,108
105	Brenntag AG	6,012
161	Daimler AG (Registered)	12,631
52	Deutsche Boerse AG	6,942
32	HeidelbergCement AG	3,098
175	Infineon Technologies AG	4,482
92	Siemens AG (Registered)	11,624

		53,853

	Ireland — 0.9%
61	Ryanair Holdings plc, ADR (a)	6,743

	Israel — 0.2%
98	Teva Pharmaceutical Industries Ltd., ADR	1,763

	Italy — 3.9%
2,467	Enel SpA	15,647
2,178	Intesa Sanpaolo SpA	8,285

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — continued
5,733	Telecom Italia SpA (a)	5,655

		29,587

	Japan — 24.4%
260	Bridgestone Corp.	10,877
76	Daikin Industries Ltd.	8,901
276	DMG Mori Co. Ltd.	5,157
496	Honda Motor Co. Ltd.	17,066
159	Japan Airlines Co. Ltd.	6,267
317	Japan Tobacco, Inc.	8,513
131	Mabuchi Motor Co. Ltd.	6,566
233	Marui Group Co. Ltd.	4,828
433	Mitsubishi Corp.	11,949
2,809	Mitsubishi UFJ Financial Group, Inc.	18,822
236	Mitsui Fudosan Co. Ltd.	6,038
310	NGK Spark Plug Co. Ltd.	7,953
284	Nippon Telegraph & Telephone Corp.	13,477
137	Otsuka Corp.	6,330
323	Panasonic Corp.	4,784
200	Renesas Electronics Corp. (a)	2,088
327	Sumitomo Electric Industries Ltd.	4,998
160	Sumitomo Mitsui Financial Group, Inc.	6,685
266	Sumitomo Mitsui Trust Holdings, Inc.	11,289
354	T&D Holdings, Inc.	6,006
338	Tokyu Corp.	5,669
68	Toyota Motor Corp.	4,479
238	Yamato Holdings Co. Ltd.	6,124

		184,866

	Luxembourg — 0.9%
199	ArcelorMittal	6,742

	Netherlands — 8.5%
62	Akzo Nobel NV	5,634
795	ING Groep NV	13,398
153	NN Group NV	7,320
1,088	Royal Dutch Shell plc, Class A	37,855

		64,207

	Norway — 0.4%
553	Norsk Hydro ASA	3,453

	Singapore — 1.5%
490	DBS Group Holdings Ltd.	11,305

	South Korea — 0.7%
2	Samsung Electronics Co. Ltd. (bb)	5,161

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Spain — 3.3%
367	Banco Santander SA	2,371
1,802	Bankia SA	7,909
1,913	Iberdrola SA	14,780

		25,060

	Sweden — 1.0%
677	Svenska Handelsbanken AB, Class A	7,546

	Switzerland — 8.1%
515	Credit Suisse Group AG (Registered) (a)	8,685
78	Ferguson plc	6,003
148	LafargeHolcim Ltd. (Registered) (a)	8,201
129	Novartis AG (Registered)	9,917
31	Roche Holding AG	6,792
87	Swiss Re AG	8,333
124	UBS Group AG (Registered) (a)	2,075
35	Zurich Insurance Group AG (a)	11,059

		61,065

	United Kingdom — 12.4%
683	Barratt Developments plc	5,238
221	GlaxoSmithKline plc	4,431

1,355	HSBC Holdings plc	13,486
62	InterContinental Hotels Group plc	3,893
3,158	ITV plc	6,570
2,480	Lloyds Banking Group plc	2,199
529	Prudential plc	13,594
224	Rio Tinto plc	12,190
1,063	Standard Chartered plc	11,166
178	TechnipFMC plc	5,829
5,290	Vodafone Group plc	15,439

		94,035

	United States — 1.0%
138	Shire plc	7,324

	Total Common Stocks (Cost $663,671)	748,871

	Total Investments — 98.9% (Cost $663,671)	748,871
	Other Assets in Excess of Liabilities — 1.1%	8,558

	NET ASSETS — 100.0%	$757,429

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	21.8%
Oil, Gas & Consumable Fuels	10.2
Insurance	8.4
Automobiles	6.2
Pharmaceuticals	5.2
Electric Utilities	4.1
Metals & Mining	3.9
Trading Companies & Distributors	3.2
Auto Components	3.2
Chemicals	3.0
Electrical Equipment	2.6
Diversified Telecommunication Services	2.5
Capital Markets	2.4
Wireless Telecommunication Services	2.1
Airlines	1.7
Industrial Conglomerates	1.5
Construction Materials	1.5
Beverages	1.4
Household Durables	1.3
Aerospace & Defense	1.2
Building Products	1.2
Tobacco	1.1
Equity Real Estate Investment Trusts (REITs)	1.0
Biotechnology	1.0
Others (each less than 1.0%)	8.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

Forward foreign currency exchange contracts outstanding as of April 30, 2018:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	412,671	USD	3,779	Australia & New Zealand Banking Group Ltd.	5/25/2018	1
USD	7,967	CAD	10,186	HSBC Bank, N.A.	5/25/2018	30
USD	4,763	CHF	4,642	Deutsche Bank AG	5/25/2018	69
USD	59,555	EUR	48,598	Citibank, NA	5/25/2018	766
USD	3,538	GBP	2,536	Merrill Lynch International	5/25/2018	44
USD	1,586	JPY	171,416	Barclays Bank plc	5/25/2018	16
USD	4,308	JPY	462,670	Deutsche Bank AG	5/25/2018	69
Total unrealized appreciation						995
AUD	32,320	USD	24,911	Australia & New Zealand Banking Group Ltd.	5/25/2018	(578)
CHF	1,530	USD	1,562	Union Bank of Switzerland AG	5/25/2018	(15)
DKK	40,063	USD	6,593	Standard Chartered Bank	5/25/2018	(88)
EUR	5,681	USD	6,950	State Street Corp.	5/25/2018	(78)
GBP	10,043	USD	14,038	Barclays Bank plc	5/25/2018	(197)
GBP	2,229	USD	3,116	Morgan Stanley	5/25/2018	(44)
HKD	156,052	USD	19,902	Credit Suisse International	5/25/2018	(6)
NOK	16,261	USD	2,068	HSBC Bank, N.A.	5/25/2018	(40)
SEK	33,112	USD	3,913	Standard Chartered Bank	5/25/2018	(125)
SGD	1,976	USD	1,494	Credit Suisse International	5/25/2018	(3)
USD	2,807	SGD	3,721	HSBC Bank, N.A.	5/25/2018	— (h)
Total unrealized depreciation						(1,174)
Net unrealized depreciation						(179)

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Australia — 6.9%
1,410	Aristocrat Leisure Ltd.	28,293
2,106	BlueScope Steel Ltd.	25,883
700	carsales.com Ltd.	7,518
352	CIMIC Group Ltd.	11,970
1,348	Computershare Ltd.	17,149
1,126	CSR Ltd.	4,752
2,190	Fortescue Metals Group Ltd.	7,431
456	Macquarie Group Ltd.	37,115
3,184	Metcash Ltd.	8,594
272	Monadelphous Group Ltd.	3,293
2,958	Nine Entertainment Co. Holdings Ltd.	5,238
1,402	Northern Star Resources Ltd.	6,693
5,455	Qantas Airways Ltd.	23,593
1,969	Regis Resources Ltd.	6,948
11,898	South32 Ltd.	33,018
1,789	St Barbara Ltd.	5,707
4,940	Whitehaven Coal Ltd.	17,035

		250,230

	Austria — 1.2%
258	Erste Group Bank AG (a)	12,606
511	OMV AG	31,679

		44,285

	Belgium — 1.5%
284	bpost SA	6,240
400	KBC Group NV	34,758
177	UCB SA	13,293

		54,291

	China — 0.8%
5,516	BOC Hong Kong Holdings Ltd.	28,513

	Denmark — 3.3%
794	Danske Bank A/S	27,630
124	Dfds A/S	7,740
198	Jyske Bank A/S (Registered)	11,870
983	Novo Nordisk A/S, Class B	46,218
168	Royal Unibrew A/S	11,103
263	Sydbank A/S	9,712
140	Topdanmark A/S	6,580

		120,853

	Finland — 2.3%
398	Neste OYJ	33,507
269	Sampo OYJ, Class A	14,565
1,024	UPM-Kymmene OYJ	36,529

		84,601

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — 6.6%
107	Arkema SA	13,978
190	BNP Paribas SA	14,662
269	Capgemini SE	37,068
209	Cie Generale des Etablissements Michelin SCA	29,334
212	Eiffage SA	25,223
103	Eurazeo SA	9,008
379	Faurecia SA	30,932
1,572	Natixis SA	12,910
155	Pernod Ricard SA	25,725
76	Sanofi	5,996
40	Sopra Steria Group	8,550
76	TOTAL SA	4,784
225	Vinci SA	22,487

		240,657

	Germany — 7.5%
238	Allianz SE (Registered)	56,314
1,003	Aroundtown SA	8,026
202	Aurubis AG	18,047
78	CANCOM SE	9,176
334	Covestro AG, Reg. S (e)	30,334
750	Deutsche Lufthansa AG (Registered)	21,813
494	Deutsche Post AG (Registered)	21,420
191	Jenoptik AG	6,921
155	Rheinmetall AG	20,210
145	Siltronic AG	23,259
150	Software AG	7,381
1,355	TUI AG	30,651
637	Uniper SE	19,691

		273,243

	Hong Kong — 1.7%
2,756	CK Asset Holdings Ltd.	23,793
234	Hang Seng Bank Ltd.	5,922
883	Kerry Properties Ltd.	4,219
13,942	WH Group Ltd., Reg. S (e)	14,433
10,208	Xinyi Glass Holdings Ltd. (a)	14,675

		63,042

	Italy — 1.1%
5,644	Enel SpA	35,802
258	ERG SpA	6,190

		41,992

	Japan — 23.3%
133	Aisin Seiki Co. Ltd.	7,221
86	Azbil Corp.	4,021
426	Bridgestone Corp.	17,825

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Japan — continued
672	Brother Industries Ltd.	14,421
132	Canon Marketing Japan, Inc.	2,871
116	Central Japan Railway Co.	23,245
72	FCC Co. Ltd.	2,039
1,943	Fuji Electric Co. Ltd.	13,858
461	FUJIFILM Holdings Corp.	18,548
644	Haseko Corp.	10,122
3,407	Hitachi Ltd.	24,866
1,232	ITOCHU Corp.	24,634
1,838	Kajima Corp.	17,707
981	Kansai Electric Power Co., Inc. (The)	13,731
505	KDDI Corp.	13,559
162	KH Neochem Co. Ltd.	4,884
869	Kirin Holdings Co. Ltd.	24,378
195	Koito Manufacturing Co. Ltd.	13,017
811	K’s Holdings Corp.	11,691
194	Kurita Water Industries Ltd.	6,269
782	Leopalace21 Corp.	6,784
65	Mandom Corp.	2,336
2,411	Marubeni Corp.	18,109
93	Meitec Corp.	5,116
1,274	Mitsubishi Chemical Holdings Corp.	12,051
659	Mitsubishi Corp.	18,178
903	Mitsubishi Electric Corp.	13,848
346	Mitsubishi Gas Chemical Co., Inc.	8,104
4,201	Mitsubishi UFJ Financial Group, Inc.	28,150
880	Mitsubishi UFJ Lease & Finance Co. Ltd.	5,595
1,142	Mitsui & Co. Ltd.	20,579
514	Mitsui Chemicals, Inc.	14,732
258	Nichias Corp.	3,268
172	Nihon Unisys Ltd.	3,578
1,068	Nippon Light Metal Holdings Co. Ltd.	2,855
361	Nippon Telegraph & Telephone Corp.	17,122
384	Nomura Real Estate Holdings, Inc.	9,495
919	NTT DOCOMO, Inc.	23,741
1,520	Obayashi Corp.	17,500
1,752	Oji Holdings Corp.	12,325
181	Open House Co. Ltd.	10,054
1,048	ORIX Corp.	18,372
1,412	Penta-Ocean Construction Co. Ltd.	11,125
101	Sankyu, Inc.	4,918
187	SCREEN Holdings Co. Ltd.	15,312
1,462	Shimizu Corp.	14,463
819	Showa Shell Sekiyu KK	11,565
386	Sompo Holdings, Inc.	16,158
578	Sony Corp.	27,010

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
520	Sumitomo Bakelite Co. Ltd.	4,690
1,150	Sumitomo Corp.	20,641
485	Sumitomo Mitsui Financial Group, Inc.	20,193
374	Taisei Corp.	20,192
176	Takasago Thermal Engineering Co. Ltd.	3,327
492	Tokai Tokyo Financial Holdings, Inc.	3,562
110	Tokyo Electron Ltd.	21,203
137	Tokyo Seimitsu Co. Ltd.	5,211
1,055	Tokyu Fudosan Holdings Corp.	8,305
255	Toyota Boshoku Corp.	5,362
860	Toyota Motor Corp.	56,359
201	TS Tech Co. Ltd.	8,149
247	Ulvac, Inc.	13,186
553	Yamaha Motor Co. Ltd.	17,695

		849,425

	Luxembourg — 0.9%
934	ArcelorMittal	31,640

	Netherlands — 8.2%
1,029	ABN AMRO Group NV, Reg. S, CVA (e)	31,916
632	ASR Nederland NV	29,822
211	BE Semiconductor Industries NV	14,562
206	Euronext NV, Reg. S (e)	14,732
242	EXOR NV	17,961
2,138	ING Groep NV	36,023
1,481	Koninklijke Ahold Delhaize NV	35,717
689	Philips Lighting NV, Reg. S (e)	20,964
1,962	Royal Dutch Shell plc, Class B	70,024
503	Wolters Kluwer NV	27,206

		298,927

	Norway — 1.6%
752	DNB ASA	14,070
121	Kongsberg Gruppen ASA (a)	2,964
193	Salmar ASA	8,975
1,432	Telenor ASA	31,693

		57,702

	Portugal — 0.3%
589	Galp Energia SGPS SA	11,314

	Singapore — 2.7%
1,942	DBS Group Holdings Ltd.	44,797
4,044	Oversea-Chinese Banking Corp. Ltd.	41,765
746	Venture Corp. Ltd.	11,673

		98,235

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Spain — 1.8%
315	ACS Actividades de Construccion y Servicios SA	13,270
113	Aena SME SA, Reg. S (e)	23,348
246	Amadeus IT Group SA	17,913
623	Repsol SA	11,897

		66,428

	Sweden — 3.6%
836	Electrolux AB, Series B	22,006
981	Fabege AB	11,290
257	Hemfosa Fastigheter AB	3,179
1,794	Sandvik AB	30,581
470	Swedbank AB, Class A	10,201
618	Swedish Match AB	27,738
1,477	Volvo AB, Class B	25,038

		130,033

	Switzerland — 9.0%
338	Adecco Group AG (Registered)	22,388
155	Baloise Holding AG (Registered)	24,640
8	Barry Callebaut AG (Registered)	15,071
16	Bucher Industries AG (Registered)	6,009
11	Georg Fischer AG (Registered)	13,700
157	Julius Baer Group Ltd. (a)	9,303
415	Nestle SA (Registered)	32,131
874	Novartis AG (Registered)	67,244
98	Oriflame Holding AG	4,659
39	Partners Group Holding AG	28,243
260	Roche Holding AG	57,784
4	Sika AG	26,921
607	STMicroelectronics NV	13,261
94	Sunrise Communications Group AG, Reg. S (a) (e)	7,343

		328,697

	United Kingdom — 13.3%
1,857	3i Group plc	23,969
3,224	Barratt Developments plc	24,724
200	Bellway plc	9,123
288	Berkeley Group Holdings plc	16,142
401	Bovis Homes Group plc	6,823
379	BP plc	2,812
83	British American Tobacco plc	4,573
180	Computacenter plc	3,130
186	Diageo plc	6,619
1,147	Fiat Chrysler Automobiles NV (a)	25,487
518	GlaxoSmithKline plc	10,389
1,897	HSBC Holdings plc	18,888

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
992	Ibstock plc, Reg. S (e)	4,054
1,307	Indivior plc (a)	8,092
3,214	International Consolidated Airlines Group SA	27,779
154	J D Wetherspoon plc	2,471
9,082	Legal & General Group plc	33,637
39,800	Lloyds Banking Group plc	35,301
247	Next plc	17,830
896	Persimmon plc	33,457
607	Prudential plc	15,606
3,059	Redrow plc	26,358
932	Rio Tinto plc	50,772
422	Savills plc	5,688
264	Schroders plc	11,948
11,342	Tesco plc	36,737
3,356	Thomas Cook Group plc	5,699
270	Unilever NV, CVA	15,463

		483,571

	Total Common Stocks (Cost $3,202,703)	3,557,679

Short-Term Investment — 1.7%
	Investment Company — 1.7%
62,726	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $62,726)	62,726

	Total Investments — 99.3% (Cost $3,265,429)	3,620,405
	Other Assets in Excess of Liabilities — 0.7%	25,863

	NET ASSETS — 100.0%	$3,646,268

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.8%
Pharmaceuticals	5.8
Insurance	5.4
Oil, Gas & Consumable Fuels	5.4
Metals & Mining	5.2
Household Durables	4.9
Construction & Engineering	4.3
Capital Markets	3.9
Auto Components	3.6
Chemicals	3.2
Semiconductors & Semiconductor Equipment	2.9
Trading Companies & Distributors	2.8
Automobiles	2.7
IT Services	2.7
Real Estate Management & Development	2.5
Machinery	2.3

INDUSTRY	PERCENTAGE
Food & Staples Retailing	2.2%
Airlines	2.0
Food Products	2.0
Beverages	1.9
Hotels, Restaurants & Leisure	1.9
Diversified Telecommunication Services	1.6
Professional Services	1.5
Diversified Financial Services	1.4
Electric Utilities	1.4
Paper & Forest Products	1.3
Electrical Equipment	1.3
Electronic Equipment, Instruments & Components	1.3
Wireless Telecommunication Services	1.0
Others (each less than 1.0%)	8.1
Short-Term Investment	1.7

Futures contracts outstanding as of April 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	343	06/2018	EUR	14,348	647
FTSE 100 Index	109	06/2018	GBP	11,175	775
TOPIX Index	64	06/2018	JPY	10,379	451

					1,873

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CDI	— CHESS Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NOK	— Norwegian Krone
NVDR	— Non-Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of April 30, 2018.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rates in effect as of April 30, 2018.

(y)	— Security is an interest bearing note with preferred security characteristics.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2018.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund		JPMorgan Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$2,014,369		$4,981,105		$8,149,753
Investments in affiliates, at value	69,885		112,528		173,270
Cash	4,422		927		479
Foreign currency, at value	22,379		2,967		5,403
Deposits at broker for futures contracts	—		—		5,165
Receivables:
Investment securities sold	23,556		—		8,698
Fund shares sold	366		14,482		5,300
Dividends from non-affiliates	1,717		3,388		15,801
Dividends from affiliates	73		182		192
Tax reclaims	11		5		8,225
Other assets	—		84		29

Total Assets	2,136,778		5,115,668		8,372,315

LIABILITIES:
Payables:
Investment securities purchased	49,487		15,907		50,572
Fund shares redeemed	113		2,848		2,603
Variation margin on futures contracts	—		—		326
Accrued liabilities:
Investment advisory fees	1,047		3,015		1,129
Administration fees	—		—		410
Distribution fees	35		142		—
Service fees	36		277		33
Custodian and accounting fees	324		553		78
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Deferred foreign capital gains tax	845		4,279		—
Audit fees	51		54		48
Printing and mailing cost	25		104		36
Other	24		68		23

Total Liabilities	51,987		27,247		55,258

Net Assets	$2,084,791		$5,088,421		$8,317,057

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	JPMorgan Emerging Economies Fund	JPMorgan Emerging Markets Equity Fund	JPMorgan Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,736,750	$3,799,111	$6,410,341
Accumulated undistributed (distributions in excess of) net investment income	5,413	3,706	42,191
Accumulated net realized gains (losses)	902	(74,615)	182,770
Net unrealized appreciation (depreciation)	341,726	1,360,219	1,681,755

Total Net Assets	$2,084,791	$5,088,421	$8,317,057

Net Assets:
Class A	$159,665	$507,374	$—
Class C	2,857	58,183	—
Class I	64,309	888,178	470,695
Class L	—	541,498	—
Class R2	—	45	—
Class R3	—	389	—
Class R4	—	21	—
Class R5	353	2,343	—
Class R6	1,857,607	3,090,390	7,846,362

Total	$2,084,791	$5,088,421	$8,317,057

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,878	17,911	—
Class C	196	2,116	—
Class I	4,325	30,617	20,873
Class L	—	18,535	—
Class R2	—	1	—
Class R3	—	14	—
Class R4	—	1	—
Class R5	24	80	—
Class R6	125,584	105,955	351,600

Net Asset Value (a):
Class A — Redemption price per share	$14.68	$28.33	$—
Class C — Offering price per share (b)	14.58	27.49	—
Class I — Offering and redemption price per share	14.87	29.01	22.55
Class L — Offering and redemption price per share	—	29.22	—
Class R2 — Offering and redemption price per share	—	28.23	—
Class R3 — Offering and redemption price per share	—	28.26	—
Class R4 — Offering and redemption price per share	—	28.98	—
Class R5 — Offering and redemption price per share	15.01	29.18	—
Class R6 — Offering and redemption price per share	14.79	29.17	22.32
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.49	$29.90	$—

Cost of investments in non-affiliates	$1,671,547	$3,616,481	$6,466,044
Cost of investments in affiliates	69,885	112,528	173,270
Cost of foreign currency	22,311	2,924	5,449

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Global Unconstrained Equity Fund		JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$5,055		$4,454,742	$196,311
Investments in affiliates, at value	56		52,920	3,844
Cash	48		548	20
Foreign currency, at value	2		410	346
Receivables:
Investment securities sold	116		20,175	3,170
Fund shares sold	12		845	236
Dividends from non-affiliates	4		17,908	829
Dividends from affiliates	—	(a)	94	5
Tax reclaims	15		7,866	475
Due from adviser	7		—	—
Other assets	28		—	—

Total Assets	5,343		4,555,508	205,236

LIABILITIES:
Payables:
Investment securities purchased	108		14,221	4,788
Fund shares redeemed	1		782	175
Accrued liabilities:
Investment advisory fees	—		1,749	60
Distribution fees	1		73	27
Service fees	1		80	28
Custodian and accounting fees	16		122	23
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)
Audit fees	43		49	48
Printing and mailing cost	6		70	—	(a)
Other	3		10	13

Total Liabilities	179		17,156	5,162

Net Assets	$5,164		$4,538,352	$200,074

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	JPMorgan Global Unconstrained Equity Fund	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
NET ASSETS:
Paid-in-Capital	$4,927	$3,543,983	$178,933
Accumulated undistributed (distributions in excess of) net investment income	(6)	24,538	(720)
Accumulated net realized gains (losses)	90	72,952	7,643
Net unrealized appreciation (depreciation)	153	896,879	14,218

Total Net Assets	$5,164	$4,538,352	$200,074

Net Assets:
Class A	$1,760	$271,112	$85,864
Class C	571	23,757	14,612
Class I	2,662	190,224	84,406
Class R2	21	2,158	291
Class R5	21	22,549	178
Class R6	129	4,028,552	14,723

Total	$5,164	$4,538,352	$200,074

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	105	15,088	5,108
Class C	34	1,398	876
Class I	157	10,426	5,007
Class R2	1	121	17
Class R5	1	1,234	11
Class R6	8	220,381	873

Net Asset Value (a):
Class A — Redemption price per share	$16.80	$17.97	$16.81
Class C — Offering price per share (b)	16.58	17.00	16.69
Class I — Offering and redemption price per share	16.95	18.25	16.86
Class R2 — Offering and redemption price per share	16.94	17.85	16.78
Class R5 — Offering and redemption price per share	16.90	18.28	16.87
Class R6 — Offering and redemption price per share	16.89	18.28	16.86
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.73	$18.97	$17.74

Cost of investments in non-affiliates	$4,902	$3,557,730	$182,093
Cost of investments in affiliates	56	52,920	3,844
Cost of foreign currency	2	413	347

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund		JPMorgan Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$5,591,219	$544,303	$748,871		$3,557,679
Investments in affiliates, at value	211,220	18,009	—		62,726
Cash	50	186	69		48
Foreign currency, at value	8,926	179	410		2,619
Deposits at broker for futures contracts	11,079	—	—		1,979
Receivables:
Investment securities sold	—	—	3,775		—
Fund shares sold	3,105	1,430	774		145
Dividends from non-affiliates	21,369	2,141	2,943		15,751
Dividends from affiliates	259	12	3		98
Tax reclaims	7,471	166	3,049		7,078
Variation margin on futures contracts	2,157	—	—		398
Unrealized appreciation on forward foreign currency exchange contracts	—	—	995		—
Other assets	—	75	—		—

Total Assets	5,856,855	566,501	760,889		3,648,521

LIABILITIES:
Payables:
Investment securities purchased	—	—	1		5
Fund shares redeemed	19,125	689	1,192		344
Unrealized depreciation on forward foreign currency exchange contracts	—	—	1,174		—
Accrued liabilities:
Investment advisory fees	715	214	313		1,499
Administration fees	246	—	8		57
Distribution fees	55	37	78		59
Service fees	33	60	92		43
Custodian and accounting fees	16	17	43		140
Trustees’ and Chief Compliance Officer’s fees	4	3	—	(a)	1
Audit fees	80	52	37		62
Printing and mailing cost	6	—	303		27
Other	10	13	219		16

Total Liabilities	20,290	1,085	3,460		2,253

Net Assets	$5,836,565	$565,416	$757,429		$3,646,268

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund	JPMorgan Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$5,416,589	$532,105	$735,503	$3,233,432
Accumulated undistributed (distributions in excess of) net investment income	48,930	2,110	4,850	29,277
Accumulated net realized gains (losses)	32,713	(4,751)	(68,044)	26,864
Net unrealized appreciation (depreciation)	338,333	35,952	85,120	356,695

Total Net Assets	$5,836,565	$565,416	$757,429	$3,646,268

Net Assets:
Class A	$254,716	$98,563	$319,588	$192,179
Class C	—	28,055	18,860	2,062
Class I	151,836	260,396	149,553	57,550
Class L	—	—	145,751	—
Class R2	—	742	1,295	37,300
Class R5	—	4,203	70	—
Class R6	5,430,013	173,457	122,312	3,357,177

Total	$5,836,565	$565,416	$757,429	$3,646,268

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,479	4,665	22,228	8,683
Class C	—	1,344	1,354	92
Class I	7,942	12,178	10,157	2,501
Class L	—	—	9,948	—
Class R2	—	35	91	1,708
Class R5	—	197	5	—
Class R6	284,842	8,113	8,370	148,165

Net Asset Value (a):
Class A — Redemption price per share	$18.90	$21.13	$14.38	$22.13
Class C — Offering price per share (b)	—	20.87	13.93	22.42
Class I — Offering and redemption price per share	19.12	21.38	14.72	23.02
Class L — Offering and redemption price per share	—	—	14.65	—
Class R2 — Offering and redemption price per share	—	21.04	14.12	21.84
Class R5 — Offering and redemption price per share	—	21.37	14.59	—
Class R6 — Offering and redemption price per share	19.06	21.38	14.61	22.66
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.95	$22.30	$15.18	$23.36

Cost of investments in non-affiliates	$5,261,949	$508,334	$663,671	$3,202,703
Cost of investments in affiliates	211,220	18,009	—	62,726
Cost of foreign currency	8,966	179	410	2,638

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund		JPMorgan Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$263		$—		$18
Interest income from affiliates	3		2		1
Dividend income from non-affiliates	24,145		26,846		96,864
Dividend income from affiliates	229		843		761
Foreign taxes withheld	(2,039)		(1,719)		(4,724)

Total investment income	22,601		25,972		92,920

EXPENSES:
Investment advisory fees	9,043		20,982		8,485
Administration fees	864		2,004		3,444
Distribution fees:
Class A	224		681		—
Class C	11		208		—
Class R2	—		—	(a)	—
Class R3	—		—	(a)	—
Service fees:
Class A	224		681		—
Class C	4		69		—
Class I	86		982		3,201
Class L	—		253		—
Class R2	—		—	(a)	—
Class R3	—		—	(a)	—
Class R4	—		—	(a)	—
Class R5	—	(a)	—	(a)	—
Custodian and accounting fees	708		1,264		280
Interest expense to affiliates	1		—	(a)	16
Professional fees	55		63		81
Trustees’ and Chief Compliance Officer’s fees	16		21		27
Printing and mailing costs	27		143		101
Registration and filing fees	43		138		87
Transfer agency fees (See Note 2.H.)	15		66		15
Other	17		32		57

Total expenses	11,338		27,587		15,794

Less fees waived	(3,544)		(5,677)		(4,139)
Less expense reimbursements	(4)		(9)		—

Net expenses	7,790		21,901		11,655

Net investment income (loss)	14,811		4,071		81,265

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	83,669	(b)	49,223		353,793
Investments in affiliates	—		—		36
Futures contracts	957		—		4,550
Foreign currency transactions	(28)		(329)		884

Net realized gain (loss)	84,598		48,894		359,263

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(65,327	)(c)	60,363	(d)	(165,515)
Futures contracts	(564)		—		(5,370)
Foreign currency translations	(10)		(120)		(9)

Change in net unrealized appreciation/depreciation	(65,901)		60,243		(170,894)

Net realized/unrealized gains (losses)	18,697		109,137		188,369

Change in net assets resulting from operations	$33,508		$113,208		$269,634

(a)	Amount rounds to less than 500.
(b)	Net of foreign capital gains tax of approximately $(502,000) for JPMorgan Emerging Economies Fund.
(c)	Net of change in foreign capital gains tax of approximately $394,000 for JPMorgan Emerging Economies Fund.
(d)	Net of change in foreign capital gains tax of approximately $(4,279,000) for JPMorgan Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	JPMorgan Global Unconstrained Equity Fund		JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$— (a)	$— (a)
Interest income from affiliates	—	(a)	1	— (a)
Dividend income from non-affiliates	29		53,411	4,306
Dividend income from affiliates	—		377	21
Foreign taxes withheld	(2)		(4,376)	(414)

Total investment income	27		49,413	3,913

EXPENSES:
Investment advisory fees	15		15,214	710
Administration fees	2		1,764	82
Distribution fees:
Class A	2		378	108
Class C	2		87	54
Class R2	—	(a)	6	1
Service fees:
Class A	2		378	108
Class C	—	(a)	29	18
Class I	3		208	108
Class R2	—	(a)	3	1
Class R5	—	(a)	11	— (a)
Custodian and accounting fees	22		287	42
Interest expense to affiliates	—		11	1
Professional fees	36		64	32
Trustees’ and Chief Compliance Officer’s fees	12		19	13
Printing and mailing costs	3		56	8
Registration and filing fees	36		57	32
Transfer agency fees (See Note 2.H.)	1		36	10
Other	5		33	6

Total expenses	141		18,641	1,334

Less fees waived	(19)		(6,837)	(479)
Less expense reimbursements	(109)		(7)	—

Net expenses	13		11,797	855

Net investment income (loss)	14		37,616	3,058

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	100		128,298	18,635
Investments in affiliates	—		—	1
Foreign currency transactions	(1)		(44)	(53)
Forward foreign currency exchange contracts	—		—	(360)

Net realized gain (loss)	99		128,254	18,223

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(58)		(78,850)	(14,592)
Foreign currency translations	—	(a)	(209)	(5)
Forward foreign currency exchange contracts	—		—	328

Change in net unrealized appreciation/depreciation	(58)		(79,059)	(14,269)

Net realized/unrealized gains (losses)	41		49,195	3,954

Change in net assets resulting from operations	$55		$86,811	$7,012

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund		JPMorgan Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$53	$—	(a) $	—	(a)	$16
Interest income from affiliates	47	—	(a)	—	(a)	— (a)
Dividend income from non-affiliates	84,372	4,750		13,142		56,782
Dividend income from affiliates	1,133	83		47		453
Foreign taxes withheld	(7,467)	(338)		(1,160)		(5,524)

Total investment income	78,138	4,495		12,029		51,727

EXPENSES:
Investment advisory fees	5,538	1,654		2,369		10,329
Administration fees	2,248	192		321		1,397
Distribution fees:
Class A	365	107		399		283
Class C	—	86		74		7
Class R2	—	1		4		38
Service fees:
Class A	365	107		399		283
Class C	—	29		25		2
Class I	1,358	253		203		71
Class L	—	—		85		—
Class R2	—	—	(a)	2		19
Class R5	—	1		—	(a)	—
Custodian and accounting fees	292	57		66		262
Interest expense to affiliates	21	—	(a)	1		10
Professional fees	104	34		50		65
Trustees’ and Chief Compliance Officer’s fees	25	15		14		18
Printing and mailing costs	121	12		125		36
Registration and filing fees	87	64		53		51
Transfer agency fees (See Note 2.H.)	43	11		16		31
Other	38	7		18		31

Total expenses	10,605	2,630		4,224		12,933

Less fees waived	(2,782)	(837)		(991)		(2,881)
Less expense reimbursements	—	—	(a)	—	(a)	(5)

Net expenses	7,823	1,793		3,233		10,047

Net investment income (loss)	70,315	2,702		8,796		41,680

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	38,798	(1,572)		4,226		32,730
Futures contracts	18,438	76		—		(4,351)
Foreign currency transactions	1,138	17		42		247
Forward foreign currency exchange contracts	—	—		(1,685)		—

Net realized gain (loss)	58,374	(1,479)		2,583		28,626

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	10,733	(4,496)		12,906		(32,775)
Futures contracts	727	—		—		1,333
Foreign currency translations	(326)	(18)		164		(152)
Forward foreign currency exchange contracts	—	—		(349)		—

Change in net unrealized appreciation/depreciation	11,134	(4,514)		12,721		(31,594)

Net realized/unrealized gains (losses)	69,508	(5,993)		15,304		(2,968)

Change in net assets resulting from operations	$139,823	$(3,291)		$24,100		$38,712

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,811	$41,242	$4,071	$27,237
Net realized gain (loss)	84,598	158,485	48,894	(16,512)
Change in net unrealized appreciation/depreciation	(65,901)	303,356	60,243	907,407

Change in net assets resulting from operations	33,508	503,083	113,208	918,132

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,219)	(1,900)	(788)	(1,930)
Class C
From net investment income	(37)	(14)	(4)	(12)
Class I
From net investment income	(1,440)	(709)	(2,829)	(1,895)
Class L
From net investment income	—	—	(2,054)	(3,193)
Class R2 (a)
From net investment income	—	—	— (b)	—
Class R3 (a)
From net investment income	—	—	— (b)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
Class R5
From net investment income	(8)	(23)	(1)	— (b)
Class R6
From net investment income	(39,227)	(24,949)	(16,464)	(16,962)

Total distributions to shareholders	(43,931)	(27,595)	(22,140)	(23,992)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	57,519	(217,505)	549,465	429,170

NET ASSETS:
Change in net assets	47,096	257,983	640,533	1,323,310
Beginning of period	2,037,695	1,779,712	4,447,888	3,124,578

End of period	$2,084,791	$2,037,695	$5,088,421	$4,447,888

Accumulated undistributed (distributions in excess of) net investment income	$5,413	$34,533	$3,706	$21,775

(a)	Commencement of offering of class of shares effective July 31, 2017, for JPMorgan Emerging Markets Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Research Enhanced Index Fund		JPMorgan Global Unconstrained Equity Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$81,265	$149,058	$14	$23
Net realized gain (loss)	359,263	148,203	99	185
Change in net unrealized appreciation/depreciation	(170,894)	1,306,055	(58)	212

Change in net assets resulting from operations	269,634	1,603,316	55	420

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	—	(1)	(10)	—
From net realized gains	—	—	(46)	—
Class C (a)
From net investment income	—	— (b)	(3)	—
From net realized gains	—	—	(20)	—
Class I
From net investment income	(14,541)	(155,975)	(20)	(3)
From net realized gains	—	—	(70)	—
Class R2 (a)
From net investment income	—	— (b)	— (b)	—
From net realized gains	—	—	(1)	—
Class R5
From net investment income	—	—	— (b)	—	(b)
From net realized gains	—	—	(1)	—
Class R6 (c)
From net investment income	(144,723)	—	(1)	—	(b)
From net realized gains	—	—	(5)	—

Total distributions to shareholders	(159,264)	(155,976)	(177)	(3)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(456,773)	308,814	1,737	1,460

NET ASSETS:
Change in net assets	(346,403)	1,756,154	1,615	1,877
Beginning of period	8,663,460	6,907,306	3,549	1,672

End of period	$8,317,057	$8,663,460	$5,164	$3,549

Accumulated undistributed (distributions in excess of) net investment income	$42,191	$120,190	$(6)	$14

(a)	Liquidated on August 11, 2017 for JPMorgan Global Research Enhanced Index Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$37,616	$66,082	$3,058	$4,955
Net realized gain (loss)	128,254	(9,296)	18,223	(181)
Change in net unrealized appreciation/depreciation	(79,059)	803,981	(14,269)	24,302

Change in net assets resulting from operations	86,811	860,767	7,012	29,076

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,237)	(611)	(1,440)	(2,272)
Class C
From net investment income	(224)	(22)	(200)	(346)
Class I
From net investment income	(2,341)	(394)	(1,527)	(2,676)
Class R2
From net investment income	(26)	(2)	(5)	(11)
Class R5
From net investment income	(355)	(165)	(7)	(47)
Class R6
From net investment income	(59,589)	(16,643)	(280)	(30)

Total distributions to shareholders	(66,772)	(17,837)	(3,459)	(5,382)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	511,222	(260,305)	(3,935)	42,607

NET ASSETS:
Change in net assets	531,261	582,625	(382)	66,301
Beginning of period	4,007,091	3,424,466	200,456	134,155

End of period	$4,538,352	$4,007,091	$200,074	$200,456

Accumulated undistributed (distributions in excess of) net investment income	$24,538	$53,694	$(720)	$(319)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$70,315	$44,850	$2,702	$2,308
Net realized gain (loss)	58,374	35,372	(1,479)	2,079
Change in net unrealized appreciation/depreciation	11,134	305,035	(4,514)	40,014

Change in net assets resulting from operations	139,823	385,257	(3,291)	44,401

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,017)	(1,511)	(451)	(259)
From net realized gains	(3,062)	—	—	—
Class C (a)
From net investment income	—	(227)	(86)	(67)
Class I
From net investment income	(10,260)	(32,213)	(1,315)	(257)
From net realized gains	(12,396)	—	—	—
Class R2 (a)
From net investment income	—	(254)	(2)	— (b)
Class R5
From net investment income	—	—	(1)	— (b)
Class R6 (c)
From net investment income	(42,968)	—	(1,288)	(1,980)
From net realized gains	(36,573)	—	—	—

Total distributions to shareholders	(108,276)	(34,205)	(3,143)	(2,563)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	766,316	3,352,439	214,221	206,016

NET ASSETS:
Change in net assets	797,863	3,703,491	207,787	247,854
Beginning of period	5,038,702	1,335,211	357,629	109,775

End of period	$5,836,565	$5,038,702	$565,416	$357,629

Accumulated undistributed (distributions in excess of) net investment income	$48,930	$34,860	$2,110	$2,551

(a)	Liquidated on October 9, 2017 for JPMorgan International Research Enhanced Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	JPMorgan International Value Fund		JPMorgan Intrepid International Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,796	$17,446	$41,680	$60,855
Net realized gain (loss)	2,583	71,880	28,626	160,672
Change in net unrealized appreciation/depreciation	12,721	107,859	(31,594)	402,080

Change in net assets resulting from operations	24,100	197,185	38,712	623,607

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,784)	(18,922)	(4,177)	(3,117)
Class C
From net investment income	(316)	(1,312)	(19)	(28)
Class I
From net investment income	(3,872)	(8,933)	(1,091)	(1,014)
Class L (a)
From net investment income	(4,302)	(30,468)	—	—
Class R2
From net investment income	(27)	(59)	(172)	(9)
Class R5
From net investment income	(2)	(1)	—	—
Class R6
From net investment income	(2,922)	(1,834)	(61,869)	(66,113)

Total distributions to shareholders	(18,225)	(61,529)	(67,328)	(70,281)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(42,233)	(650,089)	519,275	(92,031)

NET ASSETS:
Change in net assets	(36,358)	(514,433)	490,659	461,295
Beginning of period	793,787	1,308,220	3,155,609	2,694,314

End of period	$757,429	$793,787	$3,646,268	$3,155,609

Accumulated undistributed (distributions in excess of) net investment income	$4,850	$14,279	$29,277	$54,925

(a)	Liquidated on December 8, 2016 for JPMorgan Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,917	$52,611	$109,978	$183,624
Distributions reinvested	3,219	1,900	781	1,872
Cost of shares redeemed	(50,480)	(60,941)	(144,381)	(181,184)

Change in net assets resulting from Class A capital transactions	$(21,344)	$(6,430)	$(33,622)	$4,312

Class C
Proceeds from shares issued	$472	$631	$14,565	$17,118
Distributions reinvested	37	14	4	12
Cost of shares redeemed	(426)	(984)	(5,712)	(17,463)

Change in net assets resulting from Class C capital transactions	$83	$(339)	$8,857	$(333)

Class I
Proceeds from shares issued	$19,745	$17,416	$337,156	$331,493
Distributions reinvested	785	360	2,460	1,623
Cost of shares redeemed	(20,315)	(22,430)	(87,627)	(109,592)

Change in net assets resulting from Class I capital transactions	$215	$(4,654)	$251,989	$223,524

Class L
Proceeds from shares issued	$—	$—	$159,286	$402,572
Distributions reinvested	—	—	1,682	2,482
Cost of shares redeemed	—	—	(56,286)	(496,701)

Change in net assets resulting from Class L capital transactions	$—	$—	$104,682	$(91,647)

Class R2 (a)
Proceeds from shares issued	$—	$—	$25	$20
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$25	$20

Class R3 (a)
Proceeds from shares issued	$—	$—	$419	$20
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(16)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$403	$20

Class R4 (a)
Proceeds from shares issued	$—	$—	$33	$20
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(30)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$3	$20

Class R5
Proceeds from shares issued	$105	$324	$2,450	$185
Distributions reinvested	8	23	1	— (b)
Cost of shares redeemed	(179)	(1,787)	(218)	— (b)

Change in net assets resulting from Class R5 capital transactions	$(66)	$(1,440)	$2,233	$185

Class R6
Proceeds from shares issued	$133,294	$124,871	$394,993	$672,770
Distributions reinvested	39,227	24,949	16,155	16,658
Cost of shares redeemed	(93,890)	(354,462)	(196,253)	(396,359)

Change in net assets resulting from Class R6 capital transactions	$78,631	$(204,642)	$214,895	$293,069

Total change in net assets resulting from capital transactions	$57,519	$(217,505)	$549,465	$429,170

(a)	Commencement of offering of class of shares effective July 31, 2017, for JPMorgan Emerging Markets Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,708	4,043	3,735		7,615
Reinvested	220	173	28		93
Redeemed	(3,253)	(4,857)	(4,901)		(7,550)

Change in Class A Shares	(1,325)	(641)	(1,138)		158

Class C
Issued	30	49	508		702
Reinvested	3	1	—	(a)	1
Redeemed	(28)	(74)	(201)		(762)

Change in Class C Shares	5	(24)	307		(59)

Class I
Issued	1,290	1,347	11,185		13,114
Reinvested	53	33	84		79
Redeemed	(1,301)	(1,678)	(2,905)		(4,464)

Change in Class I Shares	42	(298)	8,364		8,729

Class L
Issued	—	—	5,209		16,403
Reinvested	—	—	57		119
Redeemed	—	—	(1,856)		(18,771)

Change in Class L Shares	—	—	3,410		(2,249)

Class R2 (b)
Issued	—	—	—	(a)	1
Reinvested	—	—	—	(a)	—
Redeemed	—	—	—	(a)	—

Change in Class R2 Shares	—	—	—	(a)	1

Class R3 (b)
Issued	—	—	14		1
Reinvested	—	—	—	(a)	—
Redeemed	—	—	(1)		—

Change in Class R3 Shares	—	—	13		1

Class R4 (b)
Issued	—	—	1		1
Reinvested	—	—	—	(a)	—
Redeemed	—	—	(1)		—

Change in Class R4 Shares	—	—	—	(a)	1

Class R5
Issued	7	26	80		6
Reinvested	1	2	—	(a)	— (a)
Redeemed	(12)	(136)	(7)		— (a)

Change in Class R5 Shares	(4)	(108)	73		6

Class R6
Issued	8,635	9,667	13,003		25,331
Reinvested	2,667	2,258	550		804
Redeemed	(6,114)	(26,789)	(6,461)		(15,462)

Change in Class R6 Shares	5,188	(14,864)	7,092		10,673

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017, for JPMorgan Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Research Enhanced Index Fund		JPMorgan Global Unconstrained Equity Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$—	$—	$820	$1,003
Distributions reinvested	—	1	55	—
Cost of shares redeemed	—	(24)	(244)	(379)

Change in net assets resulting from Class A capital transactions	$—	$(23)	$631	$624

Class C (a)
Proceeds from shares issued	$—	$—	$223	$230
Distributions reinvested	—	— (b)	22	—
Cost of shares redeemed	—	(23)	(44)	(101)

Change in net assets resulting from Class C capital transactions	$—	$(23)	$201	$129

Class I
Proceeds from shares issued	$363,717	$1,447,613	$996	$1,004
Distributions reinvested	14,320	19,299	86	3
Cost of shares redeemed	(8,706,704)	(1,158,029)	(187)	(396)

Change in net assets resulting from Class I capital transactions	$(8,328,667)	$308,883	$895	$611

Class R2 (a)
Proceeds from shares issued	$—	$—	$—	$—	(b)
Distributions reinvested	—	— (b)	—	—
Cost of shares redeemed	—	(23)	—	—

Change in net assets resulting from Class R2 capital transactions	$—	$(23)	$—	$—	(b)

Class R5
Proceeds from shares issued	$—	$—	$—	$—	(b)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$—	$—	(b)

Class R6 (c)
Proceeds from shares issued	$8,906,627	$—	$5	$96
Distributions reinvested	144,635	—	5	—
Cost of shares redeemed	(1,179,368)	—	— (b)	—	(b)

Change in net assets resulting from Class R6 capital transactions	$7,871,894	$—	$10	$96

Total change in net assets resulting from capital transactions	$(456,773)	$308,814	$1,737	$1,460

a)	Liquidated on August 11, 2017 for JPMorgan Global Research Enhanced Index Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	JPMorgan Global Research Enhanced Index Fund		JPMorgan Global Unconstrained Equity Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A (a)
Issued	—	—	48	61
Reinvested	—	— (b)	3	—
Redeemed	—	(1)	(14)	(23)

Change in Class A Shares	—	(1)	37	38

Class C (a)
Issued	—	—	12	15
Reinvested	—	— (b)	2	—
Redeemed	—	(1)	(3)	(7)

Change in Class C Shares	—	(1)	11	8

Class I
Issued	15,947	71,810	58	59
Reinvested	633	1,023	5	—	(b)
Redeemed	(386,726)	(57,817)	(11)	(24)

Change in Class I Shares	(370,146)	15,016	52	35

Class R2 (a)
Issued	—	—	(1)	—	(b)
Reinvested	—	— (b)	—	—
Redeemed	—	(1)	—	—

Change in Class R2 Shares	—	(1)	(1)	—	(b)

Class R5
Issued	—	—	—	—	(b)

Change in Class R5 Shares	—	—	—	—	(b)

Class R6 (c)
Issued	396,436	—	1	6
Reinvested	6,466	—	— (b)	—
Redeemed	(51,302)	—	— (b)	—	(b)

Change in Class R6 Shares	351,600	—	1	6

(a)	Liquidated on August 11, 2017 for JPMorgan Global Research Enhanced Index Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,872	$115,322	$14,034	$39,144
Distributions reinvested	4,198	605	1,439	2,269
Cost of shares redeemed	(84,752)	(86,838)	(15,440)	(33,881)

Change in net assets resulting from Class A capital transactions	$(33,682)	$29,089	$33	$7,532

Class C
Proceeds from shares issued	$4,234	$6,163	$2,027	$5,012
Distributions reinvested	210	19	199	343
Cost of shares redeemed	(5,132)	(9,245)	(1,547)	(5,201)

Change in net assets resulting from Class C capital transactions	$(688)	$(3,063)	$679	$154

Class I
Proceeds from shares issued	$68,402	$56,730	$15,201	$59,870
Distributions reinvested	2,206	320	1,509	2,443
Cost of shares redeemed	(20,795)	(37,900)	(20,570)	(41,426)

Change in net assets resulting from Class I capital transactions	$49,813	$19,150	$(3,860)	$20,887

Class R2
Proceeds from shares issued	$320	$672	$83	$295
Distributions reinvested	12	1	5	11
Cost of shares redeemed	(288)	(396)	(126)	(356)

Change in net assets resulting from Class R2 capital transactions	$44	$277	$(38)	$(50)

Class R5
Proceeds from shares issued	$327	$1,663	$21	$997
Distributions reinvested	354	165	7	47
Cost of shares redeemed	(203)	(43,919)	(1,188)	(635)

Change in net assets resulting from Class R5 capital transactions	$478	$(42,091)	$(1,160)	$409

Class R6
Proceeds from shares issued	$720,947	$393,780	$2,350	$14,231
Distributions reinvested	59,589	16,643	280	30
Cost of shares redeemed	(285,279)	(674,090)	(2,219)	(586)

Change in net assets resulting from Class R6 capital transactions	$495,257	$(263,667)	$411	$13,675

Total change in net assets resulting from capital transactions	$511,222	$(260,305)	$(3,935)	$42,607

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	2,579	7,301	820	2,566
Reinvested	235	42	86	148
Redeemed	(4,692)	(5,607)	(921)	(2,230)

Change in Class A Shares	(1,878)	1,736	(15)	484

Class C
Issued	245	405	122	329
Reinvested	12	1	12	22
Redeemed	(302)	(610)	(93)	(338)

Change in Class C Shares	(45)	(204)	41	13

Class I
Issued	3,712	3,517	895	3,939
Reinvested	122	22	90	158
Redeemed	(1,132)	(2,347)	(1,207)	(2,659)

Change in Class I Shares	2,702	1,192	(222)	1,438

Class R2
Issued	18	41	4	20
Reinvested	1	— (a)	— (a)	1
Redeemed	(16)	(26)	(7)	(23)

Change in Class R2 Shares	3	15	(3)	(2)

Class R5
Issued	18	111	2	66
Reinvested	19	11	— (a)	3
Redeemed	(11)	(2,981)	(69)	(40)

Change in Class R5 Shares	26	(2,859)	(67)	29

Class R6
Issued	38,407	25,401	138	882
Reinvested	3,289	1,123	17	2
Redeemed	(15,289)	(42,082)	(131)	(36)

Change in Class R6 Shares	26,407	(15,558)	24	848

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,384	$291,313	$48,039	$56,512
Distributions reinvested	6,000	1,449	451	256
Cost of shares redeemed	(79,656)	(80,384)	(16,439)	(9,624)

Change in net assets resulting from Class A capital transactions	$(45,272)	$212,378	$32,051	$47,144

Class C (a)
Proceeds from shares issued	$—	$655	$15,897	$12,093
Distributions reinvested	—	221	86	66
Cost of shares redeemed	—	(16,621)	(2,121)	(3,674)

Change in net assets resulting from Class C capital transactions	$—	$(15,745)	$13,862	$8,485

Class I
Proceeds from shares issued	$255,195	$3,428,331	$165,167	$133,949
Distributions reinvested	22,644	31,067	1,280	199
Cost of shares redeemed	(4,823,760)	(291,221)	(33,514)	(23,313)

Change in net assets resulting from Class I capital transactions	$(4,545,921)	$3,168,177	$132,933	$110,835

Class R2 (a)
Proceeds from shares issued	$—	$6,205	$698	$71
Distributions reinvested	—	189	2	— (b)
Cost of shares redeemed	—	(18,765)	(39)	— (b)

Change in net assets resulting from Class R2 capital transactions	$—	$(12,371)	$661	$71

Class R5
Proceeds from shares issued	$—	$—	$4,806	$69
Distributions reinvested	—	—	1	— (b)
Cost of shares redeemed	—	—	(361)	(6)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$4,446	$63

Class R6 (c)
Proceeds from shares issued	$5,597,036	$—	$31,148	$38,555
Distributions reinvested	79,541	—	1,288	1,980
Cost of shares redeemed	(319,068)	—	(2,168)	(1,117)

Change in net assets resulting from Class R6 capital transactions	$5,357,509	$—	$30,268	$39,418

Total change in net assets resulting from capital transactions	$766,316	$3,352,439	$214,221	$206,016

(a)	Liquidated on October 9, 2017 for JPMorgan International Research Enhanced Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,499	15,780	2,213	2,894
Reinvested	321	93	21	15
Redeemed	(4,235)	(4,458)	(771)	(521)

Change in Class A Shares	(2,415)	11,415	1,463	2,388

Class C (a)
Issued	—	40	745	610
Reinvested	—	15	4	4
Redeemed	—	(963)	(100)	(191)

Change in Class C Shares	—	(908)	649	423

Class I
Issued	13,334	186,476	7,522	6,707
Reinvested	1,199	1,983	60	12
Redeemed	(257,184)	(17,061)	(1,540)	(1,152)

Change in Class I Shares	(242,651)	171,398	6,042	5,567

Class R2 (a)
Issued	—	382	32	4
Reinvested	—	12	— (b)	—	(b)
Redeemed	—	(1,067)	(2)	—	(b)

Change in Class R2 Shares	—	(673)	30	4

Class R5
Issued	—	—	210	3
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	(17)	—	(b)

Change in Class R5 Shares	—	—	193	3

Class R6 (c)
Issued	297,275	—	1,428	2,008
Reinvested	4,222	—	61	117
Redeemed	(16,655)	—	(99)	(53)

Change in Class R6 Shares	284,842	—	1,390	2,072

(a)	Liquidated on October 9, 2017 for JPMorgan International Research Enhanced Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Value Fund		JPMorgan Intrepid International Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,642	$82,228	$28,945	$90,711
Distributions reinvested	6,704	18,745	4,173	3,114
Cost of shares redeemed	(36,073)	(406,516)	(72,724)	(62,079)

Change in net assets resulting from Class A capital transactions	$273	$(305,543)	$(39,606)	$31,746

Class C
Proceeds from shares issued	$1,627	$2,914	$651	$455
Distributions reinvested	287	1,151	19	26
Cost of shares redeemed	(4,263)	(10,863)	(373)	(1,359)

Change in net assets resulting from Class C capital transactions	$(2,349)	$(6,798)	$297	$(878)

Class I
Proceeds from shares issued	$31,809	$29,799	$13,050	$39,085
Distributions reinvested	3,381	4,900	1,088	451
Cost of shares redeemed	(31,697)	(69,741)	(9,172)	(11,981)

Change in net assets resulting from Class I capital transactions	$3,493	$(35,042)	$4,966	$27,555

Class L (a)
Proceeds from shares issued	$5,707	$193,382	$—	$39
Distributions reinvested	1,069	20,403	—	—
Cost of shares redeemed	(63,724)	(590,617)	—	(23,795)

Change in net assets resulting from Class L capital transactions	$(56,948)	$(376,832)	$—	$(23,756)

Class R2
Proceeds from shares issued	$97	$368	$32,182	$8,299
Distributions reinvested	9	24	165	4
Cost of shares redeemed	(189)	(402)	(3,818)	(321)

Change in net assets resulting from Class R2 capital transactions	$(83)	$(10)	$28,529	$7,982

Class R5
Proceeds from shares issued	$6	$36	$—	$—
Distributions reinvested	2	1	—	—
Cost of shares redeemed	— (b)	(1)	—	—

Change in net assets resulting from Class R5 capital transactions	$8	$36	$—	$—

Class R6
Proceeds from shares issued	$23,117	$106,682	$652,886	$257,105
Distributions reinvested	2,922	1,834	61,869	66,113
Cost of shares redeemed	(12,666)	(34,416)	(189,666)	(457,898)

Change in net assets resulting from Class R6 capital transactions	$13,373	$74,100	$525,089	$(134,680)

Total change in net assets resulting from capital transactions	$(42,233)	$(650,089)	$519,275	$(92,031)

(a)	Liquidated on December 8, 2016 for JPMorgan Intrepid International Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	JPMorgan International Value Fund		JPMorgan Intrepid International Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	2,059	6,323	1,302	4,549
Reinvested	472	1,558	191	171
Redeemed	(2,496)	(32,574)	(3,277)	(3,165)

Change in Class A Shares	35	(24,693)	(1,784)	1,555

Class C
Issued	116	229	29	22
Reinvested	21	99	1	1
Redeemed	(307)	(863)	(17)	(67)

Change in Class C Shares	(170)	(535)	13	(44)

Class I
Issued	2,162	2,244	562	1,985
Reinvested	233	399	48	24
Redeemed	(2,146)	(5,291)	(396)	(574)

Change in Class I Shares	249	(2,648)	214	1,435

Class L (a)
Issued	388	14,882	—	2
Reinvested	74	1,668	—	—
Redeemed	(4,375)	(44,537)	—	(1,238)

Change in Class L Shares	(3,913)	(27,987)	—	(1,236)

Class R2
Issued	6	30	1,476	386
Reinvested	1	2	7	— (b)
Redeemed	(14)	(32)	(174)	(15)

Change in Class R2 Shares	(7)	— (b)	1,309	371

Class R5
Issued	1	2	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	— (b)	— (b)	—	—

Change in Class R5 Shares	1	2	—	—

Class R6
Issued	1,575	7,566	28,152	13,047
Reinvested	203	150	2,771	3,555
Redeemed	(861)	(2,501)	(8,284)	(22,597)

Change in Class R6 Shares	917	5,215	22,639	(5,995)

(a)	Liquidated on December 8, 2016 for JPMorgan Intrepid International Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Economies Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$14.73	$0.07		$0.14	$0.21	$(0.26)
Year Ended October 31, 2017	11.55	0.22		3.11	3.33	(0.15)
Year Ended October 31, 2016	11.03	0.15		0.46	0.61	(0.09)
Year Ended October 31, 2015	13.13	0.13	(f)	(2.03)	(1.90)	(0.20)
Year Ended October 31, 2014	13.63	0.22		(0.57)	(0.35)	(0.15)
Year Ended October 31, 2013	12.88	0.19		0.67	0.86	(0.11)

Class C
Six Months Ended April 30, 2018 (Unaudited)	14.60	0.04		0.13	0.17	(0.19)
Year Ended October 31, 2017	11.41	0.16		3.09	3.25	(0.06)
Year Ended October 31, 2016	10.86	0.09		0.46	0.55	— (g)
Year Ended October 31, 2015	12.92	0.10	(f)	(2.03)	(1.93)	(0.13)
Year Ended October 31, 2014	13.44	0.15		(0.57)	(0.42)	(0.10)
Year Ended October 31, 2013	12.72	0.13		0.66	0.79	(0.07)

Class I
Six Months Ended April 30, 2018 (Unaudited)	14.93	0.10		0.14	0.24	(0.30)
Year Ended October 31, 2017	11.68	0.26		3.15	3.41	(0.16)
Year Ended October 31, 2016	11.06	0.18		0.47	0.65	(0.03)
Year Ended October 31, 2015	13.17	0.18	(f)	(2.06)	(1.88)	(0.23)
Year Ended October 31, 2014	13.67	0.26		(0.58)	(0.32)	(0.18)
Year Ended October 31, 2013	12.91	0.21		0.70	0.91	(0.15)

Class R5
Six Months Ended April 30, 2018 (Unaudited)	15.07	0.11		0.13	0.24	(0.30)
Year Ended October 31, 2017	11.78	0.26		3.20	3.46	(0.17)
Year Ended October 31, 2016	11.11	0.05		0.62	0.67	—
Year Ended October 31, 2015	13.22	0.20	(f)	(2.06)	(1.86)	(0.25)
Year Ended October 31, 2014	13.71	0.29		(0.58)	(0.29)	(0.20)
Year Ended October 31, 2013	12.94	0.25		0.68	0.93	(0.16)

Class R6
Six Months Ended April 30, 2018 (Unaudited)	14.87	0.11		0.14	0.25	(0.33)
Year Ended October 31, 2017	11.64	0.29		3.12	3.41	(0.18)
Year Ended October 31, 2016	11.11	0.21		0.46	0.67	(0.14)
September 1, 2015 (h) through October 31, 2015	10.46	(0.02	)(f)	0.67	0.65	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.68	1.46%	$159,665	1.14%	0.99%		1.52%	26%
14.73	29.28	179,772	1.34	1.72		1.57	62
11.55	5.62	148,331	1.42	1.42		1.70	72
11.03	(14.60)	43,220	1.58	1.06	(f)	1.99	118
13.13	(2.56)	80,806	1.60	1.71		1.73	79
13.63	6.67	69,690	1.60	1.45		1.72	43

14.58	1.16	2,857	1.64	0.50		2.05	26
14.60	28.71	2,782	1.85	1.23		2.17	62
11.41	5.11	2,448	1.96	0.82		2.37	72
10.86	(15.02)	3,614	2.09	0.80	(f)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79
13.44	6.25	5,089	2.10	1.02		2.22	43

14.87	1.60	64,309	0.89	1.27		1.27	26
14.93	29.61	63,965	1.10	2.01		1.30	62
11.68	5.93	53,509	1.21	1.67		1.40	72
11.06	(14.45)	239,866	1.34	1.51	(f)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79
13.67	7.04	277,822	1.35	1.61		1.47	43

15.01	1.59	353	0.79	1.37		1.13	26
15.07	29.89	417	0.93	2.06		1.16	62
11.78	6.03	1,602	1.08	0.49		1.25	72
11.11	(14.20)	81,516	1.14	1.65	(f)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79
13.71	7.21	676,985	1.15	1.84		1.27	43

14.79	1.68	1,857,607	0.69	1.44		1.01	26
14.87	29.87	1,790,759	0.85	2.23		1.04	62
11.64	6.16	1,573,822	0.94	1.99		1.09	72
11.11	6.21	732,627	1.07	(0.92	)(f)	1.17	118

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$27.58	$(0.03)		$0.82	$0.79	$(0.04)
Year Ended October 31, 2017	21.79	0.09		5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09		2.28	2.37	(0.11)
Year Ended October 31, 2015	23.72	0.12	(f)	(4.12)	(4.00)	(0.19)
Year Ended October 31, 2014	23.05	0.16	(f)	0.59	0.75	(0.08)
Year Ended October 31, 2013	22.01	0.10		1.02	1.12	(0.08)

Class C
Six Months Ended April 30, 2018 (Unaudited)	26.80	(0.10)		0.79	0.69	— (g)
Year Ended October 31, 2017	21.18	(0.04)		5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(f)	(4.02)	(3.99)	(0.08)
Year Ended October 31, 2014	22.41	0.05	(f)	0.57	0.62	—
Year Ended October 31, 2013	21.44	(0.01)		0.99	0.98	(0.01)

Class I
Six Months Ended April 30, 2018 (Unaudited)	28.29	0.01		0.83	0.84	(0.12)
Year Ended October 31, 2017	22.33	0.16		5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(f)	(4.21)	(4.02)	(0.24)
Year Ended October 31, 2014	23.47	0.18	(f)	0.64	0.82	(0.05)
Year Ended October 31, 2013	22.40	0.17		1.03	1.20	(0.13)

Class L
Six Months Ended April 30, 2018 (Unaudited)	28.49	0.03		0.83	0.86	(0.13)
Year Ended October 31, 2017	22.49	0.21		5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(f)	(4.26)	(4.03)	(0.24)
Year Ended October 31, 2014	23.73	0.17	(f)	0.70	0.87	(0.18)
Year Ended October 31, 2013	22.65	0.20		1.04	1.24	(0.16)

Class R2
Six Months Ended April 30, 2018 (Unaudited)	27.57	(0.06)		0.80	0.74	(0.08)
July 31, 2017 (h) through October 31, 2017	26.40	(0.01)		1.18	1.17	—

Class R3
Six Months Ended April 30, 2018 (Unaudited)	27.59	0.01		0.77	0.78	(0.11)
July 31, 2017 (h) through October 31, 2017	26.40	0.01		1.18	1.19	—

Class R4
Six Months Ended April 30, 2018 (Unaudited)	28.28	0.02		0.81	0.83	(0.13)
July 31, 2017 (h) through October 31, 2017	27.05	0.02		1.21	1.23	—

Class R5
Six Months Ended April 30, 2018 (Unaudited)	28.47	0.07		0.79	0.86	(0.15)
Year Ended October 31, 2017	22.49	0.15		6.01	6.16	(0.18)
September 9, 2016 (h) through October 31, 2016	22.40	0.01		0.08	0.09	—

Class R6
Six Months Ended April 30, 2018 (Unaudited)	28.46	0.04		0.83	0.87	(0.16)
Year Ended October 31, 2017	22.46	0.21		5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19		2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22	(f)	(4.23)	(4.01)	(0.30)
December 23, 2013 (h) through October 31, 2014	22.47	0.38	(f)	1.59	1.97	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$28.33	2.87%	$507,374	1.23%	(0.20)%		1.51%	5%
27.58	27.22	525,451	1.35	0.36		1.58	22
21.79	12.25	411,713	1.44	0.44		1.76	23
19.53	(16.95)	274,710	1.61	0.57	(f)	1.88	35
23.72	3.26	350,555	1.70	0.72	(f)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34

27.49	2.58	58,183	1.73	(0.68)		2.01	5
26.80	26.58	48,497	1.85	(0.15)		2.09	22
21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(f)	2.33	35
23.03	2.77	56,732	2.20	0.22	(f)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34

29.01	2.95	888,178	0.98	0.09		1.25	5
28.29	27.54	629,451	1.10	0.62		1.30	22
22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(f)	1.48	35
24.24	3.51	583,501	1.45	0.78	(f)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34

29.22	3.02	541,498	0.89	0.17		1.10	5
28.49	27.72	430,860	0.95	0.84		1.14	22
22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(f)	1.31	35
24.42	3.72	411,449	1.30	0.72	(f)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34

28.23	2.67	45	1.53	(0.41)		1.79	5
27.57	4.43	21	1.60	(0.17)		1.80	22

28.26	2.81	389	1.28	0.06		1.50	5
27.59	4.51	21	1.35	0.08		1.55	22

28.98	2.95	21	1.04	0.17		1.27	5
28.28	4.55	21	1.10	0.33		1.30	22

29.18	3.03	2,343	0.88	0.44		1.11	5
28.47	27.72	217	0.95	0.58		3.36	22
22.49	0.40	20	0.90	0.28		1.08	23

29.17	3.07	3,090,390	0.78	0.26		1.00	5
28.46	27.87	2,813,349	0.85	0.85		1.01	22
22.46	12.83	1,980,671	0.94	0.96		1.08	23
20.13	(16.54)	1,128,390	1.10	0.99	(f)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(f)	1.33	33

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Research Enhanced Index Fund
Class I
Six Months Ended April 30, 2018 (Unaudited)	$22.16	$0.21	$0.38	$0.59	$(0.20)	$—	$(0.20)
Year Ended October 31, 2017	18.37	0.39	3.82	4.21	(0.42)	—	(0.42)
Year Ended October 31, 2016	18.56	0.39	(0.24)	0.15	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (f) through October 31, 2013	15.00	0.19	2.18	2.37	—	—	—

Class R6
November 1, 2017(i) through April 30, 2018 (Unaudited)	22.19	0.22	0.36	0.58	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(h)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses,
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$22.55	2.68%	$470,695	0.34%		1.85%		0.55%		25%
22.16	23.29	8,663,460	0.34		1.93		0.55		33
18.37	0.91	6,907,246	0.34		2.19		0.55		35
18.56	1.51	7,415,218	0.33		2.06		0.56		44
18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(g)	1.73	(g)	0.60	(g)(h)	25

22.32	2.60	7,846,362	0.25		1.94		0.30		25

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Global Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$17.14	$0.04	(e)	$0.40	$0.44	$(0.13)	$(0.65)	$—	$(0.78)
Year Ended October 31, 2017	14.12	0.15	(e)	2.87	3.02	—	—	—	—
Year Ended October 31, 2016	16.12	0.27	(e)	(0.88)	(0.61)	(0.30)	(0.27)	(0.82)	(1.39)
Year Ended October 31, 2015	19.55	0.11	(e)	0.66	0.77	(0.31)	(3.89)	—	(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	—	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	—	(0.63)

Class C
Six Months Ended April 30, 2018 (Unaudited)	16.93	—	(e)(g)	0.40	0.40	(0.10)	(0.65)	—	(0.75)
Year Ended October 31, 2017	14.02	0.07	(e)	2.84	2.91	—	—	—	—
Year Ended October 31, 2016	16.01	0.11	(e)	(0.79)	(0.68)	(0.22)	(0.27)	(0.82)	(1.31)
Year Ended October 31, 2015	19.43	0.04	(e)	0.64	0.68	(0.21)	(3.89)	—	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	—	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	—	(0.56)

Class I
Six Months Ended April 30, 2018 (Unaudited)	17.30	0.07	(e)	0.41	0.48	(0.18)	(0.65)	—	(0.83)
Year Ended October 31, 2017	14.23	0.20	(e)	2.91	3.11	(0.04)	—	—	(0.04)
Year Ended October 31, 2016	16.18	0.26	(e)	(0.83)	(0.57)	(0.29)	(0.27)	(0.82)	(1.38)
Year Ended October 31, 2015	19.60	0.19	(e)	0.64	0.83	(0.36)	(3.89)	—	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	—	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	—	(0.67)

Class R2
Six Months Ended April 30, 2018 (Unaudited)	17.24	0.02	(e)	0.40	0.42	(0.07)	(0.65)	—	(0.72)
Year Ended October 31, 2017	14.24	0.11	(e)	2.89	3.00	—	—	—	—
Year Ended October 31, 2016	16.11	0.14	(e)	(0.79)	(0.65)	(0.13)	(0.27)	(0.82)	(1.22)
Year Ended October 31, 2015	19.49	0.08	(e)	0.65	0.73	(0.22)	(3.89)	—	(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	—	(1.92)
Year Ended October 31, 2013	16.69	0.20		3.77	3.97	(0.19)	(0.41)	—	(0.60)

Class R5
Six Months Ended April 30, 2018 (Unaudited)	17.25	0.08	(e)	0.41	0.49	(0.19)	(0.65)	—	(0.84)
Year Ended October 31, 2017	14.24	0.22	(e)	2.89	3.11	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.21	0.24	(e)	(0.80)	(0.56)	(0.32)	(0.27)	(0.82)	(1.41)
Year Ended October 31, 2015	19.65	0.21	(e)	0.64	0.85	(0.40)	(3.89)	—	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	—	(2.04)
Year Ended October 31, 2013	16.79	0.32		3.79	4.11	(0.30)	(0.41)	—	(0.71)

Class R6
Six Months Ended April 30, 2018 (Unaudited)	17.24	0.08	(e)	0.42	0.50	(0.20)	(0.65)	—	(0.85)
Year Ended October 31, 2017	14.23	0.23	(e)	2.88	3.11	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.22	0.25	(e)	(0.80)	(0.55)	(0.35)	(0.27)	(0.82)	(1.44)
Year Ended October 31, 2015	19.66	0.21	(e)	0.66	0.87	(0.42)	(3.89)	—	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	—	(2.05)
Year Ended October 31, 2013	16.80	0.33		3.78	4.11	(0.30)	(0.41)	—	(0.71)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)

$16.80	2.61%	$1,760	0.75%		0.52%		6.46%		37%
17.14	21.39	1,171	0.74		0.93		11.79		105
14.12	(3.53)	417	0.74		1.95		1.90		1,256
16.12	4.76	244	1.00		0.67		7.57		132
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(f)	1.37	(f)	5.36	(f)	71

16.58	2.37	571	1.25		(0.05)		7.10		37
16.93	20.76	386	1.24		0.45		13.04		105
14.02	(4.02)	210	1.17		0.78		11.83		1,256
16.01	4.26	317	1.48		0.21		9.92		132
19.43	7.28	74	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(f)	0.87	(f)	5.85	(f)	71

16.95	2.79	2,662	0.40		0.86		6.26		37
17.30	21.88	1,827	0.40		1.25		11.90		105
14.23	(3.23)	991	0.36		1.86		5.37		1,256
16.18	5.13	1,020	0.88		1.06		7.34		132
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(f)	1.62	(f)	5.10	(f)	71

16.94	2.47	21	1.00		0.20		7.31		37
17.24	21.07	22	1.00		0.69		13.20		105
14.24	(3.79)	18	0.92		1.00		13.46		1,256
16.11	4.55	20	1.46		0.45		8.67		132
19.49	7.55	75	1.60		1.02		4.56		97
20.06	24.45	69	1.60	(f)	1.12	(f)	5.60	(f)	71

16.90	2.86	21	0.30		0.90		6.67		37
17.25	21.91	21	0.30		1.39		12.47		105
14.24	(3.12)	18	0.22		1.70		12.77		1,256
16.21	5.26	20	0.76		1.15		7.97		132
19.65	8.34	76	0.90		1.72		3.86		97
20.19	25.29	70	0.90	(f)	1.82	(f)	4.89	(f)	71

16.89	2.91	129	0.25		0.96		6.30		37
17.24	21.99	122	0.25		1.37		9.95		105
14.23	(3.10)	18	0.17		1.75		12.75		1,256
16.22	5.34	20	0.71		1.20		7.91		132
19.66	8.39	76	0.85		1.77		3.81		97
20.20	25.33	70	0.85	(f)	1.87	(f)	4.85	(f)	71

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Equity Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$17.81	$0.11		$0.30	$0.41	$(0.25)
Year Ended October 31, 2017	14.24	0.22		3.39	3.61	(0.04)
Year Ended October 31, 2016	14.75	0.22		(0.51)	(0.29)	(0.22)
Year Ended October 31, 2015	15.25	0.23		(0.50)	(0.27)	(0.23)
Year Ended October 31, 2014	15.92	0.37	(f)	(0.68)	(0.31)	(0.36)
Year Ended October 31, 2013	13.36	0.20		2.56	2.76	(0.20)

Class C
Six Months Ended April 30, 2018 (Unaudited)	16.83	0.07		0.27	0.34	(0.17)
Year Ended October 31, 2017	13.50	0.12		3.22	3.34	(0.01)
Year Ended October 31, 2016	14.02	0.13		(0.47)	(0.34)	(0.18)
Year Ended October 31, 2015	14.52	0.15		(0.48)	(0.33)	(0.17)
Year Ended October 31, 2014	15.20	0.26	(f)	(0.64)	(0.38)	(0.30)
Year Ended October 31, 2013	12.78	0.12		2.45	2.57	(0.15)

Class I
Six Months Ended April 30, 2018 (Unaudited)	18.09	0.15		0.29	0.44	(0.28)
Year Ended October 31, 2017	14.45	0.26		3.44	3.70	(0.06)
Year Ended October 31, 2016	14.95	0.24		(0.48)	(0.24)	(0.26)
Year Ended October 31, 2015	15.45	0.29		(0.53)	(0.24)	(0.26)
Year Ended October 31, 2014	16.13	0.39	(f)	(0.67)	(0.28)	(0.40)
Year Ended October 31, 2013	13.52	0.23		2.61	2.84	(0.23)

Class R2
Six Months Ended April 30, 2018 (Unaudited)	17.70	0.09		0.28	0.37	(0.22)
Year Ended October 31, 2017	14.17	0.17		3.38	3.55	(0.02)
Year Ended October 31, 2016	14.69	0.18		(0.50)	(0.32)	(0.20)
Year Ended October 31, 2015	15.19	0.20		(0.51)	(0.31)	(0.19)
Year Ended October 31, 2014	15.87	0.30	(f)	(0.65)	(0.35)	(0.33)
Year Ended October 31, 2013	13.31	0.11		2.61	2.72	(0.16)

Class R5
Six Months Ended April 30, 2018 (Unaudited)	18.13	0.15		0.29	0.44	(0.29)
Year Ended October 31, 2017	14.47	0.21		3.52	3.73	(0.07)
Year Ended October 31, 2016	14.97	0.27		(0.49)	(0.22)	(0.28)
Year Ended October 31, 2015	15.46	0.29		(0.49)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.44	(f)	(0.69)	(0.25)	(0.42)
Year Ended October 31, 2013	13.52	0.27		2.60	2.87	(0.26)

Class R6
Six Months Ended April 30, 2018 (Unaudited)	18.13	0.16		0.30	0.46	(0.31)
Year Ended October 31, 2017	14.46	0.29		3.46	3.75	(0.08)
Year Ended October 31, 2016	14.97	0.29		(0.51)	(0.22)	(0.29)
Year Ended October 31, 2015	15.46	0.32		(0.52)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.45	(f)	(0.69)	(0.24)	(0.43)
Year Ended October 31, 2013	13.52	0.28		2.59	2.87	(0.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.34, $0.25, $0.39 and $0.40 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 2.08%, 1.59%, 2.40% and 2.48% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$17.97	2.30%	$271,112	0.94%	1.23%		1.31%	17%
17.81	25.43	302,130	1.23	1.39		1.35	17
14.24	(1.83)	216,932	1.31	1.62		1.49	11
14.75	(1.89)	224,370	1.31	1.50		1.59	13
15.25	(2.06)	186,242	1.31	2.34	(f)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8

17.00	2.04	23,757	1.45	0.80		1.83	17
16.83	24.79	24,281	1.74	0.83		1.88	17
13.50	(2.31)	22,235	1.81	0.97		2.06	11
14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(f)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8

18.25	2.44	190,224	0.70	1.66		1.06	17
18.09	25.69	139,715	0.99	1.59		1.10	17
14.45	(1.50)	94,362	1.06	1.69		1.24	11
14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(f)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8

17.85	2.11	2,158	1.25	0.97		1.57	17
17.70	25.12	2,096	1.49	1.07		1.71	17
14.17	(2.08)	1,461	1.56	1.28		1.95	11
14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(f)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8

18.28	2.46	22,549	0.60	1.64		0.91	17
18.13	25.88	21,891	0.84	1.36		0.93	17
14.47	(1.34)	58,836	0.86	1.93		1.02	11
14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(f)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8

18.28	2.53	4,028,552	0.50	1.78		0.81	17
18.13	26.04	3,516,978	0.74	1.84		0.81	17
14.46	(1.36)	3,030,640	0.81	2.05		0.91	11
14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(f)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Income Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$16.50	$0.25		$0.34	$0.59	$(0.28)	$—	$(0.28)
Year Ended October 31, 2017	14.38	0.42		2.16	2.58	(0.46)	—	(0.46)
Year Ended October 31, 2016	15.66	0.45	(f)	(1.01)	(0.56)	(0.46)	(0.26)	(0.72)
Year Ended October 31, 2015	16.41	0.39	(f)	(0.33)	0.06	(0.65)	(0.16)	(0.81)
Year Ended October 31, 2014	16.67	0.91	(g)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43		2.55	2.98	(0.41)	(0.02)	(0.43)

Class C
Six Months Ended April 30, 2018 (Unaudited)	16.38	0.21		0.33	0.54	(0.23)	—	(0.23)
Year Ended October 31, 2017	14.30	0.34		2.15	2.49	(0.41)	—	(0.41)
Year Ended October 31, 2016	15.59	0.38	(f)	(1.01)	(0.63)	(0.40)	(0.26)	(0.66)
Year Ended October 31, 2015	16.36	0.39	(f)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(g)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34		2.55	2.89	(0.35)	(0.02)	(0.37)

Class I
Six Months Ended April 30, 2018 (Unaudited)	16.55	0.26		0.35	0.61	(0.30)	—	(0.30)
Year Ended October 31, 2017	14.41	0.50		2.14	2.64	(0.50)	—	(0.50)
Year Ended October 31, 2016	15.70	0.46	(f)	(0.98)	(0.52)	(0.51)	(0.26)	(0.77)
Year Ended October 31, 2015	16.45	0.49	(f)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(g)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47		2.55	3.02	(0.43)	(0.02)	(0.45)

Class R2
Six Months Ended April 30, 2018 (Unaudited)	16.47	0.22		0.34	0.56	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.36	0.41		2.13	2.54	(0.43)	—	(0.43)
Year Ended October 31, 2016	15.65	0.39	(f)	(0.98)	(0.59)	(0.44)	(0.26)	(0.70)
Year Ended October 31, 2015	16.41	0.61	(f)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(g)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40		2.54	2.94	(0.37)	(0.02)	(0.39)

Class R5
Six Months Ended April 30, 2018 (Unaudited)	16.57	0.18		0.43	0.61	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.42	0.55		2.12	2.67	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.70	0.49	(f)	(0.98)	(0.49)	(0.53)	(0.26)	(0.79)
Year Ended October 31, 2015	16.46	0.76	(f)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(g)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51		2.54	3.05	(0.46)	(0.02)	(0.48)

Class R6
Six Months Ended April 30, 2018 (Unaudited)	16.55	0.29		0.34	0.63	(0.32)	—	(0.32)
Year Ended October 31, 2017	14.41	0.16		2.50	2.66	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.69	0.51	(f)	(0.99)	(0.48)	(0.54)	(0.26)	(0.80)
January 30, 2015 (h) through October 31, 2015	15.82	0.69	(f)	(0.41)	0.28	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.71, $0.62 and $0.74 for Class A, Class C, Class I, Class R2 and Class R5, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 4.25%, 3.74% and 4.44% for Class A, Class C, Class I, Class R2 and Class R5, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.81	3.58%	$85,864	0.95%	2.95%		1.42%	56%
16.50	18.24	84,553	1.25	2.70		1.52	64
14.38	(3.60)	66,722	1.24	3.06	(f)	1.57	162
15.66	0.29	66,499	1.25	2.42	(f)	1.67	238
16.41	3.18	74,652	1.25	5.44	(g)	1.67	138
16.67	21.40	49,118	1.24	2.77		1.82	63

16.69	3.33	14,612	1.45	2.47		1.94	56
16.38	17.64	13,679	1.74	2.24		2.04	64
14.30	(4.09)	11,754	1.75	2.59	(f)	2.12	162
15.59	(0.23)	8,649	1.75	2.45	(f)	2.20	238
16.36	2.67	3,530	1.75	5.03	(g)	2.17	138
16.63	20.74	1,957	1.74	2.16		2.32	63

16.86	3.73	84,406	0.70	3.11		1.18	56
16.55	18.65	86,550	0.90	3.21		1.27	64
14.41	(3.31)	54,642	0.89	3.13	(f)	1.31	162
15.70	0.66	35,177	0.91	3.00	(f)	1.41	238
16.45	3.39	34,719	1.00	5.75	(g)	1.42	138
16.71	21.73	55,485	0.99	3.04		1.59	63

16.78	3.40	291	1.25	2.65		1.79	56
16.47	17.99	322	1.49	2.65		1.97	64
14.36	(3.84)	316	1.49	2.66	(f)	2.39	162
15.65	(0.01)	52	1.50	3.74	(f)	1.89	238
16.41	2.90	574	1.50	5.24	(g)	1.92	138
16.67	21.12	558	1.49	2.60		2.11	63

16.87	3.71	178	0.60	2.15		1.08	56
16.57	18.81	1,297	0.80	3.52		1.11	64
14.42	(3.14)	700	0.79	3.33	(f)	1.29	162
15.70	0.71	19	0.80	4.59	(f)	1.16	238
16.46	3.60	587	0.80	5.94	(g)	1.22	138
16.72	21.94	566	0.79	3.31		1.41	63

16.86	3.84	14,723	0.50	3.41		0.91	56
16.55	18.81	14,055	0.74	0.99		1.22	64
14.41	(3.09)	21	0.75	3.48	(f)	3.06	162
15.69	1.66	21	0.75	5.70	(f)	1.15	238

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$18.76	$0.20		$0.32	$0.52	$(0.19)	$(0.19)	$(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)
Year Ended October 31, 2014	21.20	0.47		(0.56)	(0.09)	(0.39)	(0.34)	(0.73)
Year Ended October 31, 2013	17.24	0.38		4.00	4.38	(0.42)	—	(0.42)

Class I
Six Months Ended April 30, 2018 (Unaudited)	18.92	0.16		0.39	0.55	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)
Year Ended October 31, 2014	21.36	0.52		(0.56)	(0.04)	(0.44)	(0.34)	(0.78)
Year Ended October 31, 2013	17.36	0.40		4.06	4.46	(0.46)	—	(0.46)

Class R6
November 1, 2017 (h) through April 30, 2018 (Unaudited)	18.98	0.26		0.23	0.49	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$18.90	2.81%	$254,716	0.59%	2.08%		0.83%	19%
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24
16.54	(0.29)	82,667	0.60	2.51		0.99	39
20.38	(0.40)	96,325	0.59	2.23		1.10	63
21.20	25.84	108,193	0.75	2.04		1.35	51

19.12	2.94	151,836	0.35	1.69		0.56	19
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24
16.70	0.00 (g)	779,908	0.35	2.79		0.60	39
20.54	(0.16)	562,180	0.34	2.45		0.84	63
21.36	26.18	464,273	0.53	2.10		1.09	51

19.06	2.66	5,430,013	0.25	2.81		0.31	19

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$21.14	$0.09		$0.03	$0.12	$(0.13)	$—	$(0.13)
Year Ended October 31, 2017	17.24	0.16	(e)	4.09	4.25	(0.35)	—	(0.35)
Year Ended October 31, 2016	17.61	0.22	(e)(f)	(0.55)	(0.33)	(0.04)	—	(0.04)
Year Ended October 31, 2015	18.59	0.09	(e)(f)	0.39	0.48	(0.17)	(1.29)	(1.46)
Year Ended October 31, 2014	20.59	0.13	(g)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)

Class C
Six Months Ended April 30, 2018 (Unaudited)	20.90	0.04		0.02	0.06	(0.09)	—	(0.09)
Year Ended October 31, 2017	17.04	0.05	(e)	4.06	4.11	(0.25)	—	(0.25)
Year Ended October 31, 2016	17.45	0.13	(e)(f)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(e)(f)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(g)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)

Class I
Six Months Ended April 30, 2018 (Unaudited)	21.41	0.14		—	0.14	(0.17)	—	(0.17)
Year Ended October 31, 2017	17.45	0.23	(e)	4.13	4.36	(0.40)	—	(0.40)
Year Ended October 31, 2016	17.71	0.24	(e)(f)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(e)(f)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(g)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)

Class R2
Six Months Ended April 30, 2018 (Unaudited)	21.11	0.10		(0.02)	0.08	(0.15)	—	(0.15)
Year Ended October 31, 2017	17.21	0.06	(e)	4.14	4.20	(0.30)	—	(0.30)
Year Ended October 31, 2016	17.57	0.15	(e)(f)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(e)(f)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(g)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)

Class R5
Six Months Ended April 30, 2018 (Unaudited)	21.39	0.22		(0.06)	0.16	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.44	0.20	(e)	4.17	4.37	(0.42)	—	(0.42)
Year Ended October 31, 2016	17.75	0.27	(e)(f)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(e)(f)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(g)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)

Class R6
Six Months Ended April 30, 2018 (Unaudited)	21.40	0.13		0.03	0.16	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.45	0.26	(e)	4.12	4.38	(0.43)	—	(0.43)
Year Ended October 31, 2016	17.76	0.29	(e)(f)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(e)(f)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(g)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.17, $0.08, $0.20 and $0.22 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.99%, 0.48%, 1.18% and 1.23% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)

$21.13	0.56%	$98,563	0.99%		0.88%		1.37%		19%
21.14	25.16	67,684	1.24		0.83		1.46		38
17.24	(1.86)	14,034	1.24		1.28	(f)	1.61		51
17.61	3.04	5,824	1.24		0.49	(f)	2.31		42
18.59	(2.47)	351	1.32		0.98	(g)	5.09		63
20.59	22.23	83	1.32	(h)	0.89	(h)	7.99	(h)	65

20.87	0.28	28,055	1.49		0.42		1.87		19
20.90	24.51	14,534	1.74		0.27		2.00		38
17.04	(2.28)	4,626	1.74		0.75	(f)	2.14		51
17.45	2.39	3,439	1.74		(0.12	)(f)	2.79		42
18.44	(2.91)	137	1.82		0.55	(g)	6.19		63
20.47	21.61	76	1.82	(h)	0.40	(h)	8.35	(h)	65

21.38	0.65	260,396	0.74		1.25		1.12		19
21.41	25.60	131,356	0.89		1.14		1.19		38
17.45	(1.47)	9,929	0.89		1.41	(f)	1.35		51
17.71	3.29	59,858	0.89		0.83	(f)	1.84		42
18.67	(2.18)	3,868	1.07		1.17	(g)	5.55		63
20.64	22.49	3,925	1.07	(h)	1.17	(h)	7.52	(h)	65

21.04	0.37	742	1.29		0.98		1.72		19
21.11	24.85	97	1.49		0.31		2.79		38
17.21	(2.05)	20	1.49		0.87	(f)	4.37		51
17.57	2.67	20	1.51		0.19	(f)	5.11		42
18.55	(2.68)	68	1.57		0.66	(g)	6.05		63
20.53	21.92	70	1.57	(h)	0.67	(h)	8.01	(h)	65

21.37	0.73	4,203	0.64		2.01		1.05		19
21.39	25.67	90	0.79		1.01		2.44		38
17.44	(1.38)	20	0.80		1.57	(f)	3.59		51
17.75	3.43	20	0.81		0.89	(f)	4.43		42
18.72	(1.99)	70	0.87		1.36	(g)	5.34		63
20.69	22.76	71	0.87	(h)	1.37	(h)	7.31	(h)	65

21.38	0.77	173,457	0.54		1.24		0.86		19
21.40	25.72	143,868	0.74		1.37		0.95		38
17.45	(1.29)	81,146	0.74		1.70	(f)	1.02		51
17.76	3.48	5,335	0.74		(0.05	)(f)	2.87		42
18.73	(1.95)	70	0.82		1.41	(g)	5.29		63
20.70	22.80	71	0.82	(h)	1.42	(h)	7.26	(h)	65

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$14.26	$0.15		$0.28	$0.43	$(0.31)
Year Ended October 31, 2017	12.23	0.22		2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23		(0.88)	(0.65)	(0.14)
Year Ended October 31, 2015	14.14	0.18	(f)	(0.83)	(0.65)	(0.47)
Year Ended October 31, 2014	15.02	0.47	(f)(g)	(1.07)	(0.60)	(0.28)
Year Ended October 31, 2013	12.18	0.22		2.91	3.13	(0.29)

Class C
Six Months Ended April 30, 2018 (Unaudited)	13.78	0.11		0.26	0.37	(0.22)
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(f)	(0.78)	(0.68)	(0.39)
Year Ended October 31, 2014	14.61	0.38	(f)(g)	(1.05)	(0.67)	(0.22)
Year Ended October 31, 2013	11.84	0.16		2.83	2.99	(0.22)

Class I
Six Months Ended April 30, 2018 (Unaudited)	14.62	0.17		0.28	0.45	(0.35)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(f)	(0.84)	(0.61)	(0.50)
Year Ended October 31, 2014	15.19	0.45	(f)(g)	(1.04)	(0.59)	(0.12)
Year Ended October 31, 2013	12.31	0.27		2.93	3.20	(0.32)

Class L
Six Months Ended April 30, 2018 (Unaudited)	14.55	0.17		0.29	0.46	(0.36)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(f)	(0.83)	(0.60)	(0.52)
Year Ended October 31, 2014	15.29	0.53	(f)(g)	(1.09)	(0.56)	(0.32)
Year Ended October 31, 2013	12.38	0.29		2.95	3.24	(0.33)

Class R2
Six Months Ended April 30, 2018 (Unaudited)	14.01	0.12		0.27	0.39	(0.28)
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(f)	(0.81)	(0.67)	(0.43)
Year Ended October 31, 2014	14.78	0.42	(f)(g)	(1.05)	(0.63)	(0.22)
Year Ended October 31, 2013	11.99	0.18		2.88	3.06	(0.27)

Class R5
Six Months Ended April 30, 2018 (Unaudited)	14.51	0.18		0.27	0.45	(0.37)
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)
September 9, 2016 (h) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Six Months Ended April 30, 2018 (Unaudited)	14.53	0.19		0.27	0.46	(0.38)
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(f)	(0.76)	(0.58)	(0.53)
Year Ended October 31, 2014	15.29	0.54	(f)(g)	(1.09)	(0.55)	(0.32)
Year Ended October 31, 2013	12.38	0.30		2.96	3.26	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.37, $0.45, $0.34 and $0.46 for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.44%, 2.99%, 2.39% and 3.06% for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.38	3.02%	$319,588	1.00%	2.07%		1.27%	7%
14.26	23.30	316,510	1.35	1.71		1.35	31
12.23	(5.01)	573,449	1.35	1.91		1.43	61
13.02	(4.63)	695,251	1.35	1.31	(f)	1.45	74
14.14	(4.09)	491,010	1.33	3.19	(f)(g)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66

13.93	2.71	18,860	1.50	1.52		1.78	7
13.78	22.67	20,997	1.85	1.21		1.87	31
11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(f)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(f)(g)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66

14.72	3.11	149,553	0.75	2.31		1.02	7
14.62	23.66	144,875	1.04	2.07		1.04	31
12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(f)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(f)(g)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66

14.65	3.16	145,751	0.65	2.31		0.87	7
14.55	23.88	201,672	0.87	2.03		0.88	31
12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(f)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(f)(g)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66

14.12	2.79	1,295	1.30	1.77		1.55	7
14.01	23.02	1,369	1.58	1.52		1.73	31
12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(f)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(f)(g)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66

14.59	3.13	70	0.65	2.49		0.95	7
14.51	23.81	62	0.93	1.69		4.00	31
12.51	(0.32)	20	0.79	1.52		0.79	61

14.61	3.22	122,312	0.55	2.56		0.76	7
14.53	23.99	108,302	0.80	2.28		0.82	31
12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(f)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(f)(g)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Intrepid International Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$22.22	$0.20		$0.11	$0.31	$(0.40)
Year Ended October 31, 2017	18.44	0.33		3.83	4.16	(0.38)
Year Ended October 31, 2016	19.36	0.40	(f)	(0.99)	(0.59)	(0.33)
Year Ended October 31, 2015	19.49	0.34	(f)	(0.26)	0.08	(0.21)
Year Ended October 31, 2014	19.79	0.39	(f)	(0.45)	(0.06)	(0.24)
Year Ended October 31, 2013	15.90	0.25		3.88	4.13	(0.24)

Class C
Six Months Ended April 30, 2018 (Unaudited)	22.40	0.18		0.08	0.26	(0.24)
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(f)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(f)	(0.24)	(0.01)	(0.10)
Year Ended October 31, 2014	19.92	0.36	(f)	(0.52)	(0.16)	(0.13)
Year Ended October 31, 2013	16.00	0.17		3.90	4.07	(0.15)

Class I
Six Months Ended April 30, 2018 (Unaudited)	23.12	0.26		0.10	0.36	(0.46)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(f)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(f)	(0.26)	0.16	(0.25)
Year Ended October 31, 2014	20.51	0.51	(f)	(0.53)	(0.02)	(0.27)
Year Ended October 31, 2013	16.46	0.31		4.01	4.32	(0.27)

Class R2
Six Months Ended April 30, 2018 (Unaudited)	22.01	0.38		(0.11)	0.27	(0.44)
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(f)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(f)	(0.34)	0.04	(0.14)
Year Ended October 31, 2014	19.61	0.40	(f)	(0.53)	(0.13)	(0.17)
Year Ended October 31, 2013	15.74	0.20		3.86	4.06	(0.19)

Class R6
Six Months Ended April 30, 2018 (Unaudited)	22.78	0.28		0.09	0.37	(0.49)
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(f)	(1.01)	(0.52)	(0.41)
May 29, 2015 (g) through October 31, 2015	21.08	0.12	(f)	(1.36)	(1.24)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$22.13	1.41%	$192,179	1.00%	1.78%		1.21%	26%
22.22	22.98	232,530	1.21	1.66		1.22	82
18.44	(3.07)	164,327	1.25	2.21	(f)	1.29	38
19.36	0.45	152,834	1.29	1.75	(f)	1.49	33
19.49	(0.33)	101,114	1.39	1.96	(f)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49

22.42	1.19	2,062	1.50	1.57		1.74	26
22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(f)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(f)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(f)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49

23.02	1.57	57,550	0.75	2.25		0.96	26
23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(f)	1.08	38
20.13	0.80	19,292	0.97	2.04	(f)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(f)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49

21.84	1.26	37,300	1.30	3.50		1.64	26
22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(f)	1.75	38
19.21	0.24	227	1.52	1.91	(f)	1.69	33
19.31	(0.66)	98	1.64	2.03	(f)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49

22.66	1.67	3,357,177	0.55	2.47		0.71	26
22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(f)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(f)	0.74	33

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Emerging Economies Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Global Research Enhanced Index Fund	Class I and Class R6*	JPM I	Diversified
JPMorgan Global Unconstrained Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Equity Income Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6*	JPM II	Diversified
JPMorgan International Unconstrained Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid International Fund	Class A, Class C, Class I, Class R2 and Class R6	JPM I	Diversified

*	Class R6 commenced operations on November 1, 2017.

As of October 9, 2017, Class A shares of the JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) were publicly offered on a limited basis.

As of October 31, 2017, Class R2 shares of the JPMorgan Global Unconstrained Equity Fund (“Global Unconstrained Equity Fund”) were not publicly offered for investment.

The investment objective of JPMorgan Emerging Economies Fund (“Emerging Economies Fund’) is to seek long-term capital growth.

The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of JPMorgan Global Research Enhanced Index Fund (“Global Research Enhanced Index Fund”), JPMorgan Global Unconstrained Equity Fund (“Global Unconstrained Equity Fund”), JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) and JPMorgan International Unconstrained Equity Fund (“International Unconstrained Equity Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Equity Income Fund (“International Equity Income Fund”) is to seek to provide both current income and long-term capital appreciation.

The investment objective of JPMorgan International Value Fund (“International Value Fund”) is to seek to provide high total return from a portfolio of foreign company equity securities. Effective May 17, 2018, the investment objective changed to seeks to provide long-term capital appreciation.

The investment objective of JPMorgan Intrepid International Fund (“Intrepid International Fund”) is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Emerging Economies Fund, Emerging Markets Equity Fund, International Equity Income Fund and International Value Fund at April 30, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$5,819	$—	$—	$5,819
Brazil	203,570	—	—	203,570
Chile	—	7,369	—	7,369
China	92,754	439,487	—	532,241
Hong Kong	—	50,792	—	50,792
Hungary	—	35,381	—	35,381
India	5,172	44,558	—	49,730
Indonesia	—	24,162	—	24,162
Kazakhstan	—	6,990	—	6,990
Luxembourg	8,390	—	—	8,390
Malaysia	—	52,154	—	52,154
Panama	24,039	—	—	24,039
Poland	—	17,330	—	17,330
Qatar	—	8,336	—	8,336
Russia	52,955	104,333	—	157,288
Singapore	—	22,904	—	22,904
South Africa	6,602	28,969	—	35,571
South Korea	—	275,735	77,119	352,854
Taiwan	30,152	190,321	—	220,473
Thailand	83,669	—	—	83,669
Turkey	—	76,175	—	76,175
United Kingdom	—	10,720	—	10,720
United States	22,699	—	—	22,699
Vietnam	—	5,713	—	5,713

Total Common Stocks	535,821	1,401,429	77,119	2,014,369

Short-Term Investment
Investment Company	69,885	—	—	69,885

Total Investments in Securities	$605,706	$1,401,429	$77,119	$2,084,254

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$149,272	$—	$—	$149,272
Australia	—	24,164	—	24,164
Brazil	404,120	—	—	404,120
China	433,481	882,144	—	1,315,625
Egypt	47,160	—	—	47,160
Hong Kong	—	349,915	—	349,915
India	119,038	817,070	—	936,108
Indonesia	—	115,624	—	115,624
Macau	—	35,414	—	35,414
Mexico	181,903	—	—	181,903
Panama	47,450	—	—	47,450
Peru	72,029	—	—	72,029
Russia	—	188,451	—	188,451
South Africa	—	298,775	—	298,775
South Korea	—	90,534	262,745	353,279
Spain	—	25,672	—	25,672
Taiwan	182,393	121,988	—	304,381
Thailand	—	31,644	—	31,644
Turkey	—	14,274	—	14,274
United States	59,128	—	—	59,128

Total Common Stocks	1,695,974	2,995,669	262,745	4,954,388

Warrants
United States	—	26,717	—	26,717
Short-Term Investment
Investment Company	112,528	—	—	112,528

Total Investments in Securities	$1,808,502	$3,022,386	$262,745	$5,093,633

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$1,185	$—	$—	$1,185
Australia	—	204,589	—	204,589
Austria	—	12,524	—	12,524
Belgium	—	33,079	—	33,079
Bermuda	1,747	—	—	1,747
Canada	262,590	—	—	262,590
China	—	5,188	—	5,188
Denmark	—	48,220	—	48,220
Finland	—	28,810	—	28,810
France	—	371,906	—	371,906
Germany	—	266,570	—	266,570
Hong Kong	2,074	98,131	—	100,205
Ireland	10,540	19,662	—	30,202
Israel	2,783	—	—	2,783
Italy	—	59,793	—	59,793
Japan	—	716,597	—	716,597
Luxembourg	—	11,744	—	11,744
Macau	—	4,970	—	4,970
Netherlands	—	187,081	—	187,081
New Zealand	—	5,286	—	5,286
Norway	—	16,193	—	16,193
Singapore	—	40,377	—	40,377
Spain	—	94,426	—	94,426
Sweden	1,025	45,403	—	46,428
Switzerland	—	241,094	—	241,094
United Kingdom	2,910	481,234	—	484,144
United States	4,863,053	8,907	—	4,871,960

Total Common Stocks	5,147,907	3,001,784	—	8,149,691

Rights
New Zealand	—	62	—	62
Short-Term Investment
Investment Company	173,270	—	—	173,270

Total Investments in Securities	$5,321,177	$3,001,846	$—	$8,323,023

Appreciation in Other Financial Instruments
Futures Contracts	$—	$1,613	$—	$1,613

Depreciation in Other Financial Instruments
Futures Contracts	$(3,470)	$—	$—	$(3,470)

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$173	$—	$173
Brazil	60	—	—	60
Canada	108	—	—	108
China	167	112	—	279
France	—	327	—	327
Germany	—	216	—	216
Hong Kong	—	111	—	111
India	180	—	—	180
Japan	—	216	—	216
Luxembourg	—	66	—	66
Singapore	—	113	—	113
South Africa	—	89	—	89
Spain	—	83	—	83
Switzerland	—	176	—	176
Thailand	—	103	—	103
United Kingdom	—	320	—	320
United States	2,435	—	—	2,435

Total Common Stocks	2,950	2,105	—	5,055

Short-Term Investment
Investment Company	56	—	—	56

Total Investments in Securities	$3,006	$2,105	$—	$5,111

International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$59,634	$—	$59,634
Austria	—	40,716	—	40,716
Brazil	34,513	—	—	34,513
China	33,172	120,902	—	154,074
Denmark	—	56,303	—	56,303
France	—	563,336	—	563,336
Germany	—	389,263	—	389,263
Hong Kong	—	194,407	—	194,407
India	52,093	—	—	52,093
Indonesia	—	23,782	—	23,782
Italy	—	50,476	—	50,476
Japan	—	803,390	—	803,390
Macau	—	31,805	—	31,805
Netherlands	—	274,125	—	274,125
Singapore	—	71,219	—	71,219
South Africa	—	32,490	—	32,490
South Korea	—	110,962	—	110,962
Spain	—	103,664	—	103,664
Sweden	—	58,595	—	58,595
Switzerland	—	516,947	—	516,947
Taiwan	36,758	—	—	36,758
United Kingdom	—	796,190	—	796,190

Total Common Stocks	156,536	4,298,206	—	4,454,742

Short-Term Investment
Investment Company	52,920	—	—	52,920

Total Investments in Securities	$209,456	$4,298,206	$—	$4,507,662

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

International Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$7,311	$—	$7,311
Canada	2,326	—	—	2,326
China	—	4,151	—	4,151
Finland	—	3,587	—	3,587
France	—	36,701	—	36,701
Germany	—	12,102	—	12,102
Italy	—	3,390	—	3,390
Japan	—	31,753	—	31,753
Macau	—	2,374	—	2,374
Netherlands	—	14,886	—	14,886
Norway	—	3,526	—	3,526
Singapore	—	2,815	—	2,815
South Korea	—	—	2,139	2,139
Spain	—	7,500	—	7,500
Sweden	—	4,685	—	4,685
Switzerland	—	19,658	—	19,658
Taiwan	2,453	—	—	2,453
United Kingdom	—	34,954	—	34,954

Total Common Stocks	4,779	189,393	2,139	196,311

Short-Term Investment
Investment Company	3,844	—	—	3,844

Total Investments in Securities	$8,623	$189,393	$2,139	$200,155

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$274,505	$—		$274,505
Austria	—	23,431	—		23,431
Belgium	—	59,734	—		59,734
China	—	31,576	—		31,576
Denmark	—	47,910	—		47,910
Finland	—	86,722	—		86,722
France	—	711,967	—		711,967
Germany	—	563,005	—		563,005
Hong Kong	—	121,402	—		121,402
Ireland	36,147	—	—		36,147
Israel	11,816	—	—		11,816
Italy	—	158,702	—		158,702
Japan	—	1,396,267	—		1,396,267
Luxembourg	—	30,607	—		30,607
Malta	—	—	—	(a)	—	(a)
Netherlands	—	359,966	—		359,966
Singapore	—	72,758	—		72,758
Spain	—	200,707	—		200,707
Sweden	—	34,747	—		34,747
Switzerland	—	499,265	—		499,265
United Kingdom	—	820,011	—		820,011
United States	—	49,974	—		49,974

Total Common Stocks	47,963	5,543,256	—	(a)	5,591,219

Debt Securities
Corporate Bonds
Brazil	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	211,220	—	—		211,220

Total Investments in Securities	$259,183	$5,543,256	$—	(a)	$5,802,439

Appreciation in Other Financial Instruments
Futures Contracts	$—	$9,352	$—		$9,352

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$14,401	$—	$14,401
Austria	—	16,512	—	16,512
Brazil	14,052	—	—	14,052
Canada	15,236	—	—	15,236
China	8,596	41,645	—	50,241
Denmark	—	5,823	—	5,823
Finland	—	8,104	—	8,104
France	—	21,892	—	21,892
Germany	—	55,824	—	55,824
Hong Kong	—	33,592	—	33,592
India	17,801	—	—	17,801
Indonesia	—	12,563	—	12,563
Japan	—	48,522	—	48,522
Netherlands	—	50,450	—	50,450
South Africa	—	12,119	—	12,119
South Korea	7,228	19,918	—	27,146
Spain	—	11,288	—	11,288
Switzerland	—	54,211	—	54,211
United Kingdom	—	74,526	—	74,526

Total Common Stocks	62,913	481,390	—	544,303

Short-Term Investment
Investment Company	18,009	—	—	18,009

Total Investments in Securities	$80,922	$481,390	$—	$562,312

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$23,935	$—	$23,935
Austria	—	9,940	—	9,940
Belgium	—	15,721	—	15,721
Canada	9,669	—	—	9,669
China	—	4,290	—	4,290
Finland	—	6,661	—	6,661
France	—	115,945	—	115,945
Germany	—	53,853	—	53,853
Ireland	6,743	—	—	6,743
Israel	1,763	—	—	1,763
Italy	—	29,587	—	29,587
Japan	—	184,866	—	184,866
Luxembourg	—	6,742	—	6,742
Netherlands	—	64,207	—	64,207
Norway	—	3,453	—	3,453
Singapore	—	11,305	—	11,305
South Korea	—	—	5,161	5,161
Spain	—	25,060	—	25,060
Sweden	—	7,546	—	7,546
Switzerland	—	61,065	—	61,065
United Kingdom	—	94,035	—	94,035
United States	—	7,324	—	7,324

Total Investments in Securities	$18,175	$725,535	$5,161	$748,871

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$995	$—	$995

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,174)	$—	$(1,174)

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$250,230	$—	$250,230
Austria	—	44,285	—	44,285
Belgium	6,240	48,051	—	54,291
China	—	28,513	—	28,513
Denmark	—	120,853	—	120,853
Finland	—	84,601	—	84,601
France	—	240,657	—	240,657
Germany	—	273,243	—	273,243
Hong Kong	—	63,042	—	63,042
Italy	—	41,992	—	41,992
Japan	—	849,425	—	849,425
Luxembourg	—	31,640	—	31,640
Netherlands	—	298,927	—	298,927
Norway	—	57,702	—	57,702
Portugal	—	11,314	—	11,314
Singapore	—	98,235	—	98,235
Spain	—	66,428	—	66,428
Sweden	—	130,033	—	130,033
Switzerland	—	328,697	—	328,697
United Kingdom	2,471	481,100	—	483,571

Total Common Stocks	8,711	3,548,968	—	3,557,679

Short-Term Investment
Investment Company	62,726	—	—	62,726

Total Investments in Securities	$71,437	$3,548,968	$—	$3,620,405

Appreciation in Other Financial Instruments
Futures Contracts	$—	$1,873	$—	$1,873

(a)	Amount rounds to less than 500.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

For the Emerging Economies Fund, transfers from level 1 to level 2 in the amount of $35,725,000 are due to applying the fair value factors to certain securities during the year ended April 30, 2018.

For the Emerging Markets Equity Fund, transfers from level 1 to level 2 in the amount of $211,139,000 are due to applying the fair value factors to certain securities during the year ended April 30, 2018.

For the Global Research Enhanced Index Fund, transfers from level 1 to level 2 in the amount of $50,902,000 are due to applying the fair value factors to certain securities during the year ended April 30, 2018.

For the Global Unconstrained Equity Fund, transfers from level 1 to level 2 in the amount of $79,000 are due to applying the fair value factors to certain securities during the year ended April 30, 2018.

For the International Equity Fund, transfers from level 1 to level 2 in the amount of $112,043,000 are due to applying the fair value factors to certain securities during the year ended April 30, 2018.

For the International Equity Income Fund, transfers from level 1 to level 2 in the amount of $4,796,000 are due to applying the fair value factors to certain securities during the year ended April 30, 2018.

For the International Research Enhanced Equity Fund, transfers from level 1 to level 2 in the amount of $86,600,000 are due to applying the fair value factors to certain securities during the year ended April 30, 2018.

For the International Unconstrained Equity Fund, transfers from level 1 to level 2 in the amount of $18,397,000 are due to applying the fair value factors to certain securities during the year ended April 30, 2018.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

For the International Value Fund, transfers from level 1 to level 2 in the amount of $11,170,000 are due to applying the fair value factors to certain securities during the year ended April 30, 2018.

For the Intrepid International Fund, transfers from level 1 to level 2 in the amount of $82,321,000 are due to applying the fair value factors to certain securities during the year ended April 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Emerging Economies Fund	Balance as of October 31, 2017	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018
Investments in Securities
Common Stocks — South Korea	$—	$441	$1,144	$—	$27,500	$(612)	$48,646	$—	$77,119

Emerging Markets Equity Fund	Balance as of October 31, 2017	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018
Investments in Securities
Common Stocks — South Korea	$—	$—	$2,499	$—	$83,091	$—	$177,155	$—	$262,745

International Equity Income Fund	Balance as of October 31, 2017	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018
Investments in Securities
Common Stocks — South Korea	$—	$775	$(854)	$—	$446	$(2,544)	$4,316	$—	$2,139

International Value Fund	Balance as of October 31, 2017	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018
Investments in Securities
Common Stocks — South Korea	$—	$1,175	$(1,273)	$—	$—	$(2,444)	$7,703	$—	$5,161

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the year ended April 30, 2018 for Emerging Economies Fund, Emerging Markets Equity Fund, International Equity Income Fund and International Value Fund.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2018, which were valued using significant unobservable inputs (level 3) were as follows (amounts in thousands):

Emerging Economies Fund	$1,144
Emerging Markets Equity Fund	2,499
International Equity Income Fund	(854)
International Value Fund	(1,273)

Emerging Economies Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$77,119	Recent Market Information	Transaction Price	KRW 2,650 (KRW 2,650)

Common Stock	77,119

Total	$77,119

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Emerging Markets Equity Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$262,745	Recent Market Information	Transaction Price	KRW 2,650 (KRW 2,650)

Common Stock	262,745

Total	$262,745

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

International Equity Income Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$2,139	Recent Market Information	Transaction Price	KRW 2,650 (KRW 2,650)

Common Stocks	2,139

Total	$2,139

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

International Value Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$5,161	Recent Market Information	Transaction Price	KRW 2,650 (KRW 2,650)

Common Stocks	5,161

Total	$5,161

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of April 30, 2018 the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Futures Contracts — Emerging Economies Fund, Global Research Enhanced Index Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund and Intrepid International Fund used index futures contracts to gain or reduce exposure to the stock

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2018 (amounts in thousands):

	Emerging Economies Fund	Global Research Enhanced Index Fund	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		Intrepid International Fund
Futures Contracts:
Average Notional Balance Long	$10,006	$83,479	$190,570	$14,019	(a)	$58,327
Ending Notional Balance Long	—	117,340	202,751	—		35,902

(a)	For the period January 1, 2018 through January 31, 2018.

D. Forward Foreign Currency Exchange Contracts — International Equity Income Fund and International Value Fund may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended April 30, 2018 (amounts in thousands):

	International Equity Income Fund		International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$15,331	(a)	$103,391
Average Settlement Value Sold	11,235	(a)	94,926
Ending Settlement Value Purchased	—		88,326
Ending Settlement Value Sold	—		84,524

(a)	For the period November 1, 2017 to December 31, 2017.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

E. Summary of Derivatives Information

The following tables present the value of derivatives held as of April 30, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,613

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(3,470)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$9,352

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$995

Gross Liabilities:
Foreign exchange contracts	Payables	$(1,174)

Intrepid International Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,873

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2018, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$957

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(564)

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$4,550

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(5,370)

International Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(360)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$328

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$18,438

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$727

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$76

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(1,685)

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(349)

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(4,351)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,333

The Funds’ derivatives contracts held at April 30, 2018 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income on the Statement of Operations.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended April 30, 2018 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Emerging Economies Fund
Transfer agency fees	$6		$1		$2	n/a	n/a		n/a		n/a		$—	(a)	$6		$15
Emerging Markets Equity Fund
Transfer agency fees	29		5		13	$10	$—	(a)	$—	(a)	$—	(a)	—	(a)	9		66
Global Research Enhanced Index Fund
Transfer agency fees	n/a		n/a		11	n/a	n/a		n/a		n/a		n/a		4		15
Global Unconstrained Equity Fund
Transfer agency fees	—	(a)	—	(a)	1	n/a	—	(a)	n/a		n/a		—	(a)	—	(a)	1
International Equity Fund
Transfer agency fees	17		3		3	n/a	—	(a)	n/a		n/a		—	(a)	13		36

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Class A	Class C		Class I	Class L	Class R2		Class R3	Class R4	Class R5		Class R6		Total
International Equity Income Fund
Transfer agency fees	$2	$2		$6	n/a	$—	(a)	n/a	n/a	$—	(a)	$—	(a)	$10
International Research Enhanced Equity Fund
Transfer agency fees	34	n/a		5	n/a	n/a		n/a	n/a	n/a		4		43
International Unconstrained Equity Fund
Transfer agency fees	2	2		6	n/a	—	(a)	n/a	n/a	1		—	(a)	11
International Value Fund
Transfer agency fees	10	1		3	$2	—	(a)	n/a	n/a	—	(a)	—	(a)	16
Intrepid International Fund
Transfer agency fees	6	—	(a)	1	n/a	14		n/a	n/a	n/a		10		31

(a)	Amount rounds to less than 500.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Certain Funds are subject to a tax imposed on short-term and long-term capital gains on securities of issuers domiciled in India. Prior to April 1, 2018, certain Funds were only subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from the Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	0.85%
Emerging Markets Equity Fund	0.85
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70
International Equity Fund	0.70
International Equity Income Fund	0.70
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.70
International Value Fund	0.60
Intrepid International Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class R4, Class R5, Class R6, Class I and Class L Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Economies Fund	0.25%	0.75%	n/a	n/a
Emerging Markets Equity Fund	0.25	0.75	0.50%	0.25%
Global Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Equity Income Fund	0.25	0.75	0.50	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Value Fund	0.25	0.75	0.50	n/a
Intrepid International Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2018, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$1		$—
Emerging Markets Equity Fund	70		—
Global Unconstrained Equity Fund	—	(a)	—
International Equity Fund	27		—
International Equity Income Fund	10		—
International Research Enhanced Equity Fund	1		—
International Unconstrained Equity Fund	48		—
International Value Fund	40		—
Intrepid International Fund	1		—

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Economies Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	0.10%
Emerging Markets Equity Fund	0.25	0.25	0.25	0.10%	0.25%	0.25%	0.25%	0.10
Global Research Enhanced Index Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Global Unconstrained Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Equity Income Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10
Intrepid International Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Emerging Economies Fund	1.14	%*	1.64	%*	0.89	%*	n/a	n/a		n/a		n/a		0.79	%*	0.69	%*
Emerging Markets Equity Fund	1.24	*	1.74	*	0.99	*	0.95%	1.54	%*	1.29	%*	1.04	%*	0.89	*	0.79	*
Global Research Enhanced Index Fund	n/a		n/a		0.34		n/a	n/a		n/a		n/a		n/a		0.25
Global Unconstrained Equity Fund	1.00	*	1.50	*	0.75	*	n/a	1.30	*	n/a		n/a		0.65	*	0.55	*
International Equity Fund	0.95	*	1.45	*	0.70	*	n/a	1.25	*	n/a		n/a		0.60	*	0.50	*
International Equity Income Fund	0.95	*	1.45	*	0.70	*	n/a	1.25	*	n/a		n/a		0.60	*	0.50	*
International Research Enhanced Equity Fund	0.60		n/a		0.35		n/a	n/a		n/a		n/a		n/a		0.25
International Unconstrained Equity Fund	1.00	*	1.50	*	0.75	*	n/a	1.30	*	n/a		n/a		0.65	*	0.55	*
International Value Fund	1.00	*	1.50	*	0.75	*	0.95	1.30	*	n/a		n/a		0.65	*	0.55	*
Intrepid International Fund	1.00	*	1.50	*	0.75	*	n/a	1.30	*	n/a		n/a		n/a		0.55	*

*	The contractual expense percentages in the table above are in place until at least October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2018 and are in place until February 28, 2019.

For the six months ended April 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Emerging Economies Fund	$2,571	$864	$71	$3,506	$4
Emerging Markets Equity Fund	3,143	2,004	393	5,540	9
Global Research Enhanced Index Fund	1,179	787	2,052	4,018	—
Global Unconstrained Equity Fund	9	2	2	13	109
International Equity Fund	4,870	1,764	145	6,779	7
International Equity Income Fund	337	82	56	475	—
International Research Enhanced Equity Fund	916	608	1,071	2,595	—
International Unconstrained Equity Fund	543	192	88	823	—	(a)
International Value Fund	530	313	140	983	—	(a)
Intrepid International Fund	1,636	1,091	86	2,813	5

(a)	Amount rounds to less than 500.

Voluntary Waivers
Investment Advisory Fees
Global Unconstrained Equity Fund	$6

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2018 were as follows (amounts in thousands):

Emerging Economies Fund	$38
Emerging Markets Equity Fund	137
Global Research Enhanced Index Fund	121
Global Unconstrained Equity Fund	—	(a)
International Equity Fund	58
International Equity Income Fund	4
International Research Enhanced Equity Fund	187
International Unconstrained Equity Fund	14
International Value Fund	8
Intrepid International Fund	68

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended April 30, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$593,564	$550,077
Emerging Markets Equity Fund	780,274	244,599
Global Research Enhanced Index Fund	2,088,823	2,659,503
Global Unconstrained Equity Fund	3,121	1,600
International Equity Fund	1,158,053	734,718
International Equity Income Fund	112,501	118,169
International Research Enhanced Equity Fund	1,884,510	993,262
International Unconstrained Equity Fund	297,594	88,148
International Value Fund	58,547	108,419
Intrepid International Fund	1,334,405	862,856

During the six months ended April 30, 2018, there were no purchases or sales of U.S. Government securities.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,741,432	$398,143	$55,321	$342,822
Emerging Markets Equity Fund	3,729,009	1,494,468	129,844	1,364,624
Global Research Enhanced Index Fund	6,639,314	1,846,746	164,894	1,681,852
Global Unconstrained Equity Fund	4,958	371	218	153
International Equity Fund	3,610,650	965,490	68,478	897,012
International Equity Income Fund	185,937	16,817	2,599	14,218
International Research Enhanced Equity Fund	5,473,169	480,972	142,350	338,622
International Unconstrained Equity Fund	526,343	44,880	8,911	35,969
International Value Fund	663,671	118,158	33,137	85,021
Intrepid International Fund	3,265,429	441,931	85,082	356,849

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2017, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains, as follows (amounts in thousands):

	2018	2019	Total
Emerging Economies Fund	$—	$16,730	$16,730
International Equity Fund	4,532	3,312	7,844
International Value Fund	63,767	—	63,767

At October 31, 2017, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$63,590	—
Emerging Markets Equity Fund	—	115,827
Global Research Enhanced Index Fund	52,602	45,221
International Equity Fund	—	43,808
International Equity Income Fund	9,533	—
International Unconstrained Equity Fund	1,615	1,307
International Value Fund	1,951	—

During the year ended October 31, 2017, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Emerging Economies Fund	$158,471
Emerging Markets Equity Fund	10,629
Global Research Enhanced Index Fund	138,657
International Equity Income Fund	718
International Research Enhanced Equity Fund	3,153
International Unconstrained Equity Fund	2,024
International Value Fund	69,190
Intrepid International Fund	152,894

During the year ended October 31, 2017, the following Funds had expired capital loss carryforwards as follows (amounts in thousands):

Emerging Economies Fund	$1,890
Emerging Markets Equity Fund	4,903
International Value Fund	241,545
Intrepid International Fund	144,376

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2018. Average borrowings from the Facility for the six months ended April 30, 2018, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Global Research Enhanced Index Fund	$20,016	2.11%	4	$5
International Equity Fund	22,564	2.04	7	8
International Equity Income Fund	2,563	2.14	3	—	(a)
International Unconstrained Equity Fund	1,646	2.46	1	—	(a)
International Value Fund	7,728	2.43	2	1

(a)	Amount rounds to less than 500.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately. Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

As of April 30, 2018, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	10.2%	70.6%
Emerging Markets Equity Fund	—	35.5
International Equity Fund	—	73.4
International Research Enhanced Equity Fund	13.1	57.5
International Unconstrained Equity Fund	21.5	—
Intrepid International Fund	—	91.4

As of April 30, 2018, the following Funds had individual shareholder accounts and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Nonaffiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	1	11.2%	—	—
Global Research Enhanced Index Fund	1	92.7	—	—
Global Unconstrained Equity Fund	1	17.1	3	39.3%
International Equity Income Fund	1	10.1	3	52.7
International Research Enhanced Equity Fund	1	16.5	—	—
International Unconstrained Equity Fund	—	—	2	23.4
International Value Fund	—	—	3	65.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2018, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	China	France	India	Japan
Emerging Economies Fund	25.5%	—%	—%	—%
Emerging Markets Equity Fund	25.8	—	18.4	—
International Equity Fund	—	12.5	—	17.8
International Equity Income Fund	—	18.3	—	15.9
International Research Enhanced Equity Fund	—	12.3	—	24.1
International Unconstrained Equity Fund	—	—	—	—
International Value Fund	—	15.5	—	24.7
Intrepid International Fund	—	—		23.5

	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Economies Fund	16.9%	—%	10.6%	—%
International Equity Fund	—	11.5	—	17.7
International Equity Income Fund	—	—	—	17.5
International Research Enhanced Equity Fund	—	—	—	14.1
International Unconstrained Equity Fund	—	—	—	13.3
International Value Fund	—	—	—	12.6
Intrepid International Fund	—	—	—	13.4

As of April 30, 2018, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2017, and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,014.60	$5.69	1.14%
Hypothetical*	1,000.00	1,019.14	5.71	1.14
Class C
Actual*	1,000.00	1,011.60	8.18	1.64
Hypothetical*	1,000.00	1,016.66	8.20	1.64
Class I
Actual*	1,000.00	1,016.00	4.45	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89
Class R5
Actual*	1,000.00	1,015.90	3.95	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,016.80	3.45	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,028.70	6.19	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,025.80	8.69	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Class I
Actual*	1,000.00	1,029.50	4.93	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class L
Actual*	1,000.00	1,030.20	4.48	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Class R2
Actual*	$1,000.00	$1,026.70	$7.69	1.53%
Hypothetical*	1,000.00	1,017.21	7.65	1.53
Class R3
Actual*	1,000.00	1,028.10	6.44	1.28
Hypothetical*	1,000.00	1,018.45	6.41	1.28
Class R4
Actual*	1,000.00	1,029.50	5.23	1.04
Hypothetical*	1,000.00	1,019.64	5.21	1.04
Class R5
Actual*	1,000.00	1,030.30	4.43	0.88
Hypothetical*	1,000.00	1,020.43	4.41	0.88
Class R6
Actual*	1,000.00	1,030.70	3.93	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78

Global Research Enhanced Index Fund
Class I
Actual*	1,000.00	1,026.80	1.71	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34
Class R6
Actual**	1,000.00	1,026.00	1.25	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25

Global Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,026.10	3.77	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Class C
Actual*	1,000.00	1,023.70	6.27	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class I
Actual*	1,000.00	1,027.90	2.01	0.40
Hypothetical*	1,000.00	1,022.81	2.01	0.40
Class R2
Actual*	1,000.00	1,024.70	5.02	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class R5
Actual*	1,000.00	1,028.60	1.51	0.30
Hypothetical*	1,000.00	1,023.31	1.51	0.30
Class R6
Actual*	1,000.00	1,029.10	1.26	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25

International Equity Fund
Class A
Actual*	1,000.00	1,023.00	4.71	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class C
Actual*	1,000.00	1,020.40	7.26	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class I
Actual*	1,000.00	1,024.40	3.51	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class R2
Actual*	1,000.00	1,021.10	6.26	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period	Annualized Expense Ratio
International Equity Fund (continued)
Class R5
Actual*	$1,000.00	$1,024.60	$3.01	0.60%
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R6
Actual*	1,000.00	1,025.30	2.51	0.50
Hypothetical*	1,000.00	1,022.32	2.51	0.50

International Equity Income Fund
Class A
Actual*	1,000.00	1,035.80	4.80	0.95
Hypothetical*	1,000.00	1,020.08	4.76	0.95
Class C
Actual*	1,000.00	1,033.30	7.31	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class I
Actual*	1,000.00	1,037.30	3.54	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class R2
Actual*	1,000.00	1,034.00	6.30	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class R5
Actual*	1,000.00	1,037.10	3.03	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R6
Actual*	1,000.00	1,038.40	2.53	0.50
Hypothetical*	1,000.00	1,022.32	2.51	0.50

International Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,028.10	2.97	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class I
Actual*	1,000.00	1,029.40	1.76	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Class R6
Actual**	1,000.00	1,026.60	1.25	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25

International Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,005.60	4.92	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class C
Actual*	1,000.00	1,002.80	7.40	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Class I
Actual*	1,000.00	1,006.50	3.68	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Class R2
Actual*	1,000.00	1,003.70	6.41	1.29
Hypothetical*	1,000.00	1,018.40	6.46	1.29
Class R5
Actual*	1,000.00	1,007.30	3.19	0.64
Hypothetical*	1,000.00	1,021.62	3.21	0.64
Class R6
Actual*	1,000.00	1,007.70	2.69	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2018

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period	Annualized Expense Ratio
International Value Fund
Class A
Actual*	$1,000.00	$1,030.20	$5.03	1.00%
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class C
Actual*	1,000.00	1,027.10	7.54	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class I
Actual*	1,000.00	1,031.10	3.78	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Class L
Actual*	1,000.00	1,031.60	3.27	0.65
Hypothetical*	1,000.00	1,021.57	3.26	0.65
Class R2
Actual*	1,000.00	1,027.90	6.54	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class R5
Actual*	1,000.00	1,031.30	3.27	0.65
Hypothetical*	1,000.00	1,021.57	3.26	0.65
Class R6
Actual*	1,000.00	1,032.20	2.77	0.55
Hypothetical*	1,000.00	1,022.07	2.76	0.55

Intrepid International Fund
Class A
Actual*	1,000.00	1,014.10	4.99	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class C
Actual*	1,000.00	1,011.90	7.48	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class I
Actual*	1,000.00	1,015.70	3.75	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Class R2
Actual*	1,000.00	1,012.60	6.49	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class R6
Actual*	1,000.00	1,016.70	2.75	0.55
Hypothetical*	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the actual period). Commencement of operations was November 1, 2017.

APRIL 30, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. April 2018.	SAN-INTEQ-418

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2018 (Unaudited)

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 8, 2018 (Unaudited)

Dear Shareholder,

While the global economy largely continued its steady-growth trajectory throughout the six months ended April 30, 2018, investor concerns about rising interest rates and geo-political events fueled the return of volatility to financial markets and ended a 15-month string of rising equity prices in the U.S.

“This world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.”— George C.W. Gatch

Favorable central bank policies, corporate earnings growth and consumer confidence remained supportive of global growth throughout the reporting period, though economic data in the European Union (the “EU”) softened somewhat in early 2018. Global petroleum prices generally rose during the reporting period as record output from U.S. shale operations was outweighed by expectations of rising global demand and extended output cuts from the Organization of Petroleum Exporting Nations.

The U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017 and again in March 2018 in response to a tightening labor market and early signs of price inflation. The unemployment rate dropped to 3.9% in April – a level not seen in 18 years – after sitting at 4.1% from October 2017 to March 2018. Gross domestic product (GDP) in the U.S. rose by 2.9% in the fourth quarter of 2017 and an estimated 2.2% in the first quarter of 2018.

Meanwhile, U.S. tax cut legislation enacted in December 2017, appeared to provide support for both equity prices and corporate earnings, which reached record highs in the first quarter of 2017. Of the 279 companies reporting U.S. first quarter earnings by the end of the reporting period, 78% had surpassed analysts’ aggregate estimates.

In early February, a spike in 10-year U.S. Treasury bond yields triggered a rapid sell-off in U.S. financial markets that spread to global markets. Yields on 10-year Treasury bonds are generally considered a bellwether for broader market trends, and the increase in yields was a technical signal that raised investor concerns about inflation and rising U.S. interest rates.

While financial markets rebounded somewhat, the sell-off led to a record spike in market volatility just three months after the CBOE Volatility Index, which looks at Standard & Poor’s 500 Index futures to gauge near-term volatility, had dropped to the lowest level since it was created.

Throughout the latter half of the reporting period, U.S. financial markets were also buffeted by the potential for a U.S.-China trade war after President Trump threatened to raise import tariffs. However, background political uncertainty in Washington, D.C. appeared to have little direct impact on domestic financial markets.

Meanwhile, the European Central Bank (ECB) in January reduced its monthly asset purchases by half, though it declined to raise benchmark interest rates during the reporting period. In November, the Bank of England raised interest rates for the first time in a decade as the domestic economy continued to expand and uncertainty over Britain’s planned exit from the EU receded somewhat. In Germany, Chancellor Angela Merkel successfully formed a governing coalition in late February, removing further uncertainty among investors. Across the 19-nation Eurozone, unemployment fell to 8.5% and GDP grew 2.5% in the first quarter of 2018.

In China, government efforts to curb financial speculation appeared to hold down financial market volatility even as the nation’s economy continued to grow. Estimated GDP growth for China was 6.8% in the first quarter of 2018 and 6.9% for the final quarter of 2017. Emerging market nations largely continued to benefit from robust growth in China, rising commodity prices and global demand for goods. However, rising borrowing costs have put pressure on emerging markets in select nations that depend most on external financing, particularly Argentina, Turkey and Brazil.

Against a generally positive environment for global economic growth, a few distinct concerns have emerged in 2018. U.S. threats of protectionist trade policies and changes in U.S. foreign policy, particularly toward Iran, have led to political strains with long-time U.S. allies and trading partners. Rising interest rates globally have put pressure on the currencies of several emerging market nations. The world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.

We believe investors who maintain a long-term outlook and a properly diversified portfolio should continue to benefit from the global economic expansion in 2018. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	1

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

Global financial markets generally provided positive returns for the reporting period, but gains were tempered by increased market volatility, rising bond yields in the U.S. and moderating economic growth in the early part of 2018. While economists had generally forecast continued growth in the global economy, concerns over inflationary pressure, signs of slowing growth in Europe and a potential trade war between the U.S. and China all led to investor uncertainty in the latter half of the reporting period.

Notably, global petroleum prices rose significantly during the reporting period. Global economic growth drove increased demand for oil, while on the supply side, the Organization of Petroleum Exporting Countries and Russia agreed in December 2017 to extend production curbs through 2018. Severe reductions in output from Venezuela and threatened U.S. sanctions against Iran also provided support for global energy prices.

Throughout the final months of 2017 and into January 2018, U.S. equity prices reached new highs and financial market volatility remained at historically low levels. Then in early February 2018, the Standard & Poor’s 500 Index (the “S&P 500”) fell more than 10% intraday and the CBOE Volatility Index, which measures options on the S&P 500 to gauge near-term market volatility, spiked a record 115.6%. The sell-off came after fifteen consecutive months of stock market gains and was largely triggered by a spike in yields on 10-year U.S. Treasury bonds, which signaled to investors that rising borrowing costs and accelerating inflation could lead to weakness in asset prices. Overall, bond prices in the U.S. declined amid investor expectations for rising interest rates.

In Europe and Japan, equity prices generally ended higher for the reporting period, supported by central bank policies, corporate earnings and continued improvements in leading economic indicators. However, increased market volatility in 2018 erased much of the stock market gains made in late 2017.

Equity prices in emerging markets also rose amid corporate profit growth, rising commodities prices and a positive global economic outlook. China’s efforts to curb financial market speculation appeared to provide some stability to asset prices. Notably, prices for emerging market debt slumped after rising through most of 2016 and 2017. A potential U.S.-China trade war, widening conflict in Syria and political uncertainty ahead of elections in Brazil and Mexico contributed to investor concerns about emerging market currencies and local-currency denominated bonds.

For the twelve months ended October 30, 2017, the S&P 500 returned 3.82%, while the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned -1.16%.

2	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.87%
S&P 500 Index	3.82%

Net Assets as of 4/30/2018 (In Thousands)	$1,454,087

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2018. The Fund’s security selection in the semiconductors & hardware sector and the insurance sector was a leading detractor from performance relative to the Benchmark. The Fund’s overweight allocation and security selection in the media sector and its security selection in the energy sector were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Broadcom Ltd. and its underweight positions in Boeing Co. and Cisco Systems Inc. Shares of Broadcom, a semiconductor manufacturer, fell after the U.S. blocked its attempted acquisition of Qualcomm Inc. Shares of Boeing, an aircraft maker and aerospace company, rose after the company reported better-than-expected results for the first quarter of 2018. Shares of Cisco Systems, a computer networking services provider, rose after the company reported better-than-expected revenue and earnings.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Amazon.com Inc. and Pioneer Natural Resources Co. and its underweight position in Exxon Mobil Corp. Shares of Amazon.com, a provider of online retail shopping and services, rose amid continued growth in earnings and revenue. Shares of Pioneer Natural Resources, an oil producer, rose after the company reported better-than-expected earnings and raised its dividend. Shares of Exxon Mobil, an oil and gas exploration and production company, fell after the company reported lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	4.2%
2.	UnitedHealth Group, Inc.	4.1
3.	Microsoft Corp.	4.0
4.	Broadcom, Inc.	3.5
5.	Apple, Inc.	3.3
6.	Bank of America Corp.	3.0
7.	Honeywell International, Inc.	2.7
8.	Alphabet, Inc., Class C	2.3
9.	Citigroup, Inc.	2.1
10.	Alphabet, Inc., Class A	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.7%
Financials	17.3
Health Care	14.2
Consumer Discretionary	12.7
Industrials	11.4
Energy	6.5
Consumer Staples	4.0
Materials	3.1
Utilities	1.4
Short-Term Investment	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge**		(2.75)%	(4.35)%	(0.48)%	5.96%	4.16%	4.82%	11.81%	10.68%	9.29%	8.39%	7.72%	6.76%
Without Sales Charge		2.65	0.96	2.78	11.82	9.92	8.36	13.03	11.89	10.30	8.98	8.31	7.27
CLASS C SHARES	March 22, 2011
With CDSC***		1.40	(0.25)	2.02	10.29	8.49	7.39	12.47	11.43	9.86	8.60	7.99	6.96
Without CDSC		2.40	0.75	2.62	11.29	9.49	7.99	12.47	11.43	9.86	8.60	7.99	6.96
CLASS I SHARES	January 30, 1997	2.87	1.14	2.94	12.30	10.30	8.71	13.53	12.28	10.69	9.32	8.58	7.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/08 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

4	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.15%
Bloomberg Barclays U.S. 1–15 Year Blend (1–17) Municipal Bond Index	(1.16)%
Composite Benchmark**	0.71%

Net Assets as of 4/30/2018 (In Thousands)	$1,114,153

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive absolute return, outperformed the Bloomberg Barclays U.S. 1–15 Year Blend (1–17) Municipal Bond Index (the “Benchmark”) and underperformed the Composite Benchmark for the six months ended April 30, 2018.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, made a positive contribution to absolute performance and performance relative to the Benchmark. During the reporting period, the two, five, ten and thirty year Barclays inflation swap indexes returned 1.05%, 1.88%, 2.66% and 5.84%, respectively. Swaps contract returns were pulled higher by the recovery in oil prices during the reporting period.

Relative to the Benchmark, the Fund’s underweight position in the general obligation bond sector and its overweight position in pre-refunded bonds were leading contributors to performance. The Fund’s underweight positions in both industrial development revenue/pollution control revenue bonds and hospital sector bonds detracted from relative performance. During the reporting period, lower quality bonds generally outperformed higher quality bonds and the Fund’s overweight position in bonds rated AA and higher and its underweight position in bonds rated A and BBB detracted from relative performance.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the reporting period, the Fund’s portfolio managers increased the hedge ratio to 98% from 94%.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

6	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

PORTFOLIO COMPOSITION****
Municipal Bonds	95.9%
Short-Term Investment	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge**		(3.74)%	(3.84)%	(1.81)%	(2.98)%	(3.17)%	(0.97)%	(0.45)%	(0.49)%	0.21%	1.47%	1.45%	1.69%
Without Sales Charge		0.02	(0.08)	0.44	0.80	0.60	1.30	0.32	0.28	0.80	1.86	1.84	2.00
CLASS C SHARES	August 31, 2005
With CDSC***		(1.12)	(1.21)	(0.32)	(0.71)	(0.80)	0.30	(0.26)	(0.28)	0.24	1.23	1.21	1.38
Without CDSC		(0.12)	(0.21)	0.27	0.29	0.20	0.89	(0.26)	(0.28)	0.24	1.23	1.21	1.38
CLASS I SHARES	August 31, 2005	0.15	0.03	0.55	1.03	0.82	1.51	0.60	0.55	1.06	2.12	2.10	2.26
CLASS R6 SHARES	August 16, 2013	0.20	0.19	0.71	1.15	1.13	1.83	0.69	0.69	1.19	2.17	2.17	2.33

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/08 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

8	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

Class I Shares have a $1,000,000 minimum initial investment.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
	Consumer Discretionary — 12.7%
	Auto Components — 0.6%
111	Aptiv plc	9,406

	Hotels, Restaurants & Leisure — 0.3%
48	Yum Brands, Inc.	4,216

	Internet & Direct Marketing Retail — 4.3%
39	Amazon.com, Inc. (a)	61,793

	Media — 3.2%
52	Charter Communications, Inc., Class A (a)	14,225
350	Comcast Corp., Class A	11,002
300	Twenty-First Century Fox, Inc., Class B	10,820
99	Walt Disney Co. (The)	9,931

		45,978

	Multiline Retail — 0.3%
53	Dollar Tree, Inc. (a)	5,063

	Specialty Retail — 3.5%
11	AutoZone, Inc. (a)	6,726
151	Home Depot, Inc. (The)	27,948
195	Lowe’s Cos., Inc.	16,058

		50,732

	Textiles, Apparel & Luxury Goods — 0.5%
50	PVH Corp.	7,985

	Total Consumer Discretionary	185,173

	Consumer Staples — 4.0%
	Beverages — 2.6%
200	Coca-Cola Co. (The)	8,646
34	Constellation Brands, Inc., Class A	7,857
93	Molson Coors Brewing Co., Class B	6,658
145	PepsiCo, Inc.	14,626

		37,787

	Food Products — 0.9%
310	Mondelez International, Inc., Class A	12,243

	Tobacco — 0.5%
89	Philip Morris International, Inc.	7,298

	Total Consumer Staples	57,328

	Energy — 6.5%
	Oil, Gas & Consumable Fuels — 6.5%
420	Cabot Oil & Gas Corp.	10,052
52	Diamondback Energy, Inc. (a)	6,628
205	EOG Resources, Inc.	24,279
109	Marathon Petroleum Corp.	8,188
321	Occidental Petroleum Corp.	24,797
98	Pioneer Natural Resources Co.	19,812

	Total Energy	93,756

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 17.3%
	Banks — 7.4%
1,464	Bank of America Corp.	43,804
457	Citigroup, Inc.	31,228
46	First Republic Bank	4,256
552	Wells Fargo & Co.	28,665

		107,953

	Capital Markets — 4.9%
24	BlackRock, Inc.	12,263
28	Goldman Sachs Group, Inc. (The)	6,600
234	Intercontinental Exchange, Inc.	16,978
527	Morgan Stanley	27,212
39	S&P Global, Inc.	7,362

		70,415

	Consumer Finance — 0.8%
53	Capital One Financial Corp.	4,759
88	Discover Financial Services	6,276

		11,035

	Diversified Financial Services — 1.5%
72	Berkshire Hathaway, Inc., Class B (a)	13,997
153	Voya Financial, Inc.	8,030

		22,027

	Insurance — 2.7%
190	Chubb Ltd.	25,841
136	Hartford Financial Services Group, Inc. (The)	7,338
138	MetLife, Inc.	6,583

		39,762

	Total Financials	251,192

	Health Care — 14.2%
	Biotechnology — 1.8%
39	Biogen, Inc. (a)	10,798
91	Gilead Sciences, Inc.	6,546
55	Vertex Pharmaceuticals, Inc. (a)	8,405

		25,749

	Health Care Equipment & Supplies — 2.7%
113	Danaher Corp.	11,366
162	Medtronic plc	12,990
136	Zimmer Biomet Holdings, Inc.	15,654

		40,010

	Health Care Providers & Services — 4.0%
249	UnitedHealth Group, Inc.	58,941

	Life Sciences Tools & Services — 0.6%
124	Agilent Technologies, Inc.	8,119

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — 5.1%
46	Allergan plc	7,018
247	Bristol-Myers Squibb Co.	12,883
137	Eli Lilly & Co.	11,080
52	Johnson & Johnson	6,590
168	Merck & Co., Inc.	9,914
711	Pfizer, Inc.	26,049

		73,534

	Total Health Care	206,353

	Industrials — 11.4%
	Aerospace & Defense — 2.5%
34	Boeing Co. (The)	11,174
66	General Dynamics Corp.	13,313
37	Northrop Grumman Corp.	11,813

		36,300

	Airlines — 0.8%
102	Southwest Airlines Co.	5,367
98	United Continental Holdings, Inc. (a)	6,607

		11,974

	Building Products — 1.1%
77	Allegion plc	5,958
285	Masco Corp.	10,805

		16,763

	Commercial Services & Supplies — 0.7%
148	Waste Connections, Inc.	10,671

	Industrial Conglomerates — 2.7%
268	Honeywell International, Inc.	38,824

	Machinery — 1.2%
121	Stanley Black & Decker, Inc.	17,189

	Road & Rail — 2.4%
62	Norfolk Southern Corp.	8,867
192	Union Pacific Corp.	25,590

		34,457

	Total Industrials	166,178

	Information Technology — 28.7%
	Internet Software & Services — 6.3%
30	Alphabet, Inc., Class A (a)	30,997
33	Alphabet, Inc., Class C (a)	33,822
159	Facebook, Inc., Class A (a)	27,410

		92,229

	IT Services — 7.0%
77	Accenture plc, Class A	11,679
192	Fidelity National Information Services, Inc.	18,251

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
157	Mastercard, Inc., Class A	28,076
124	PayPal Holdings, Inc. (a)	9,232
119	Visa, Inc., Class A	15,149
68	WEX, Inc. (a)	11,011
103	Worldpay, Inc. (a)	8,375

		101,773

	Semiconductors & Semiconductor Equipment — 5.2%
219	Broadcom, Inc.	50,301
56	Microchip Technology, Inc.	4,689
41	NVIDIA Corp.	9,272
111	Texas Instruments, Inc.	11,279

		75,541

	Software — 6.9%
122	Adobe Systems, Inc. (a)	27,111
630	Microsoft Corp.	58,881
197	Oracle Corp.	9,017
48	salesforce.com, Inc. (a)	5,820

		100,829

	Technology Hardware, Storage & Peripherals — 3.3%
287	Apple, Inc.	47,462

	Total Information Technology	417,834

	Materials — 3.1%
	Chemicals — 1.6%
376	DowDuPont, Inc.	23,767

	Construction Materials — 0.5%
39	Martin Marietta Materials, Inc.	7,500

	Containers & Packaging — 1.0%
187	Ball Corp.	7,500
112	WestRock Co.	6,616

		14,116

	Total Materials	45,383

	Utilities — 1.4%
	Electric Utilities — 0.8%
71	NextEra Energy, Inc.	11,559

	Multi-Utilities — 0.6%
354	NiSource, Inc.	8,637

	Total Utilities	20,196

	Total Common Stocks (Cost $801,216)	1,443,393

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.7%
	Investment Company — 0.7%
10,378	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $10,378)	10,378

	Total Investments — 100.0% (Cost $811,594)	1,453,771
	Other Assets in Excess of Liabilities — 0.0% (g)	316

	NET ASSETS — 100.0%	$1,454,087

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 94.3% (t)
	Alaska — 1.4%
	Other Revenue — 1.4%
13,490	Borough of Matanuska-Susitna, Goose Creek Correctional Center Project, Rev., 5.25%, 09/01/2029	15,610

	Arizona — 3.1%
	Other Revenue — 0.2%
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.00%, 07/01/2022	1,181
1,000	Series C, Rev., 5.00%, 07/01/2024	1,087

		2,268

	Prerefunded — 2.9%
26,840	Arizona State Transportation Board, Series A, Rev., GAN, 5.25%, 07/01/2020 (p)	28,686
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.00%, 07/01/2020 (p)	3,190

		31,876

	Total Arizona	34,144

	Arkansas — 0.2%
	Prerefunded — 0.1%
710	City of Fort Smith, Water & Sewer, Rev., AGM, 5.00%, 10/01/2018 (p)	719

	Water & Sewer — 0.1%
1,105	City of Fort Smith, Water & Sewer, Rev., AGM, 5.00%, 10/01/2022	1,119

	Total Arkansas	1,838

	California — 17.2%
	Certificate of Participation/Lease — 0.0% (g)
80	Los Angeles Unified School District, Headquarters Building Projects, Series B, COP, 5.00%, 10/01/2031	89

	Education — 0.6%
3,000	California State University, Systemwide, Series A, Rev., 5.00%, 11/01/2024	3,500
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.50%, 08/01/2020	2,681

		6,181

	General Obligation — 5.6%
750	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/2026	510
	Contra Costa Community College District,
2,115	GO, 5.00%, 08/01/2021	2,322

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
1,000	GO, 5.00%, 08/01/2022	1,096
1,000	GO, 5.00%, 08/01/2024	1,095
145	Los Angeles Community College District, Election of 2008, Series G, GO, 4.00%, 08/01/2039	150
	Los Angeles Unified School District,
10,010	Series B, GO, 5.00%, 07/01/2026	12,010
9,000	Series C, GO, 5.00%, 07/01/2026	10,372
5,000	Series D, GO, 5.25%, 07/01/2024	5,201
	Murrieta Valley Unified School District,
550	GO, AGM, 5.00%, 09/01/2022	614
725	GO, AGM, 5.00%, 09/01/2023	823
1,000	San Diego Unified School District, Election of 1998, Series F-1, GO, AGM, 5.25%, 07/01/2028	1,253
1,000	State Center Community College District, GO, 5.00%, 08/01/2024	1,116
	State of California, Various Purpose,
5,000	GO, 5.00%, 04/01/2020	5,146
10,370	GO, 5.00%, 08/01/2030	11,907
5,000	GO, 5.63%, 04/01/2026	5,171
3,010	GO, 6.50%, 04/01/2033	3,141

		61,927

	Hospital — 0.3%
1,000	California Health Facilities Financing Authority, Kaiser Permanente, Subseries A-2, Rev., 4.00%, 11/01/2038	1,025
1,750	California Municipal Finance Authority, Community Medical Centers, Series A, Rev., 5.00%, 02/01/2031	1,976

		3,001

	Other Revenue — 0.6%
4,950	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A, Rev., 5.00%, 06/01/2034	5,543
	San Francisco Bay Area Rapid Transit District, Sales Tax,
175	Series A, Rev., 5.00%, 07/01/2024	204
395	Series A, Rev., 5.00%, 07/01/2025	467
225	Series A, Rev., 5.00%, 07/01/2026	265

		6,479

	Prerefunded — 2.2%
250	California State Department of Water Resources, Central Valley Project Water System, Series AQ, Rev., 4.00%, 06/01/2023 (p)	273

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
8,700	California State Public Works Board, University of California, Series H, Rev., 5.00%, 09/01/2023 (p)	9,965
15	City of Los Angeles, Department of Water & Power, Power System, Series A, Rev., 5.00%, 01/01/2023 (p)	17
3,590	State of California, Various Purpose, GO, 6.50%, 04/01/2019 (p)	3,745
10,285	University of California, Series O, Rev., 5.75%, 05/15/2019 (p)	10,710

		24,710

	Transportation — 0.7%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.00%, 07/01/2022 (p)	381
2,315	Series A, Rev., FGIC, 5.00%, 07/01/2025 (p)	2,747
	San Joaquin County Transportation Authority, Measure K,
2,285	Rev., 5.00%, 03/01/2029	2,709
2,000	Rev., 5.00%, 03/01/2030	2,365

		8,202

	Utility — 6.0%
	City of Los Angeles, Department of Water & Power, Power System,
2,500	Series A, Rev., 5.00%, 07/01/2023	2,830
2,550	Series A, Rev., 5.00%, 07/01/2032	3,014
5,000	Series A, Rev., 5.00%, 07/01/2033	5,880
710	Series A, Rev., 5.00%, 07/01/2034	830
25,385	Series B, Rev., 5.00%, 07/01/2028	28,855
8,580	Series B, Rev., 5.00%, 07/01/2029	10,239
2,100	Series B, Rev., 5.00%, 07/01/2031	2,389
1,925	Series B, Rev., 5.00%, 07/01/2032	2,185
3,300	Series D, Rev., 5.00%, 07/01/2032	3,783
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.25%, 11/15/2021	5,448
1,290	Sacramento Municipal Utility District Financing Authority, Cosumnes Project, Rev., 5.00%, 07/01/2028	1,512

		66,965

	Water & Sewer — 1.2%
4,750	City of Santa Rosa, Wastewater, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/2023	4,157

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
2,545	Metropolitan Water District Southern Water Works, Series A, Rev., 5.00%, 10/01/2025	2,823
6,000	San Diego County Water Authority, Series 2013A, Rev., 5.00%, 05/01/2030	6,709

		13,689

	Total California	191,243

	Colorado — 2.3%
	General Obligation — 2.3%
4,250	Dawson Ridge Metropolitan District No.1, Series A, GO, Zero Coupon, 10/01/2022 (p)	3,833
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
6,950	GO, 5.25%, 12/15/2023	8,004
2,345	GO, 5.25%, 12/15/2025	2,783
10,000	Jefferson County School District No. R-1, GO, 5.00%, 12/15/2022	11,222

	Total Colorado	25,842

	Connecticut — 1.0%
	General Obligation — 0.8%
200	City of Greenwich, GO, 5.00%, 06/01/2020	201
8,200	State of Connecticut, Series E, GO, 5.00%, 08/15/2030	8,839

		9,040

	Water & Sewer — 0.2%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.25%, 08/01/2019	260
1,290	Series A, Rev., NATL-RE, 5.25%, 08/01/2020	1,380

		1,640

	Total Connecticut	10,680

	Delaware — 0.9%
	Education — 0.1%
1,000	University of Delaware, Series B, Rev., 5.00%, 11/01/2021	1,045

	General Obligation — 0.8%
20	County of New Castle, Series B, GO, 5.00%, 07/15/2021	22
	State of Delaware,
975	Series A, GO, 5.00%, 02/01/2025	1,135
2,255	Series A, GO, 5.00%, 02/01/2027	2,700
2,355	Series A, GO, 5.00%, 02/01/2028	2,853
1,370	Series A, GO, 5.00%, 02/01/2029	1,654

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
1,000	Series C, GO, 5.00%, 03/01/2021	1,082

		9,446

	Total Delaware	10,491

	District of Columbia — 1.2%
	General Obligation — 0.2%
	District of Columbia,
290	Series A, GO, 5.00%, 06/01/2029	342
400	Series A, GO, 5.00%, 06/01/2030	470
600	Series A, GO, 5.00%, 06/01/2031	704
620	Series A, GO, 5.00%, 06/01/2032	724

		2,240

	Water & Sewer — 1.0%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.00%, 10/01/2025	5,570
5,000	Series C, Rev., 5.00%, 10/01/2029	5,545

		11,115

	Total District of Columbia	13,355

	Florida — 3.6%
	General Obligation — 3.6%
	Florida State Board of Education, Public Education Capital Outlay,
5,090	Series A, GO, 5.00%, 06/01/2024	5,443
32,375	Series D, GO, 5.00%, 06/01/2025	35,088

	Total Florida	40,531

	Georgia — 2.2%
	General Obligation — 0.5%
	Georgia Polk School District,
175	Series 2018, GO, 5.00%, 03/01/2024	200
350	Series 2018, GO, 5.00%, 03/01/2025	406
	State of Georgia,
130	Series A, GO, 5.00%, 02/01/2025	151
300	Series B, GO, 5.00%, 07/01/2020	319
3,960	Series E, GO, 5.00%, 12/01/2025	4,664

		5,740

	Transportation — 0.6%
6,000	City of Atlanta, Airport, Series A, Rev., 5.00%, 01/01/2021	6,453

	Water & Sewer — 1.1%
6,895	Cobb County, Water & Sewer, Rev., 5.00%, 07/01/2022	7,148

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
5,000	Fulton County, Water & Sewerage, Rev., 5.00%, 01/01/2023	5,375
125	Henry County Water & Sewerage Authority, Rev., 5.00%, 02/01/2029	137

		12,660

	Total Georgia	24,853

	Hawaii — 0.7%
	General Obligation — 0.7%
	State of Hawaii,
2,500	Series FG, GO, 5.00%, 10/01/2028	2,938
4,000	Series FT, GO, 5.00%, 01/01/2026	4,691

	Total Hawaii	7,629

	Idaho — 0.3%
	General Obligation — 0.3%
3,060	Ada & Canyon Counties, Joint School District No. 2, GO, 5.00%, 08/15/2023	3,467

	Illinois — 0.8%
	General Obligation — 0.1%
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series A, GO, AGM-CR, FGIC, 6.25%, 12/30/2021	160
625	Village of Schaumburg, Series A, GO, 4.00%, 12/01/2020	653

		813

	Other Revenue — 0.0% (g)
	City of Chicago, Motor Fuel Tax,
75	Rev., 5.00%, 01/01/2020	77
200	Rev., 5.00%, 01/01/2021	207
105	Rev., 5.00%, 01/01/2022	110

		394

	Transportation — 0.4%
3,000	Illinois State Toll Highway Authority, Series A, Rev., 5.00%, 12/01/2022	3,334
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.00%, 07/01/2024	888

		4,222

	Water & Sewer — 0.3%
	City of Chicago, Water Revenue, Second Lien Project,
1,000	Rev., 5.00%, 11/01/2021	1,081
400	Rev., 5.00%, 11/01/2022	437
1,000	Rev., 5.00%, 11/01/2029	1,097

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
985	Illinois Finance Authority, State Clean Water Initiative Revolving Fund, Rev., 5.00%, 01/01/2025	1,133

		3,748

	Total Illinois	9,177

	Indiana — 1.7%
	Other Revenue — 0.1%
1,110	Fort Wayne Redevelopment Authority, Lease Rental, Harrison Square Project, Rev., 5.00%, 02/01/2026	1,244

	Prerefunded — 1.1%
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.00%, 02/01/2022 (p)	10,879
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.00%, 01/01/2020 (p)	1,836

		12,715

	Utility — 0.4%
4,050	Indianapolis Local Public Improvement Bond Bank, Stormwater Project, Series D, Rev., 5.00%, 01/01/2026	4,522

	Water & Sewer — 0.1%
	City of Evansville, Waterworks District,
325	Series B, Rev., 5.00%, 01/01/2022	356
375	Series B, Rev., 5.00%, 01/01/2023	409

		765

	Total Indiana	19,246

	Iowa — 0.5%
	Prerefunded — 0.5%
5,440	Iowa Finance Authority, State Revolving Fund, Rev., 5.00%, 08/01/2021 (p)	5,930

	Kentucky — 0.5%
	Prerefunded — 0.5%
5,185	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.00%, 07/01/2021 (p)	5,631

	Louisiana — 1.1%
	Housing — 0.3%
3,270	Louisiana Public Facilities Authority, Multi-Family Housing, CR, Series A, Rev., Zero Coupon, 02/01/2020 (p)	3,154

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.7%
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project, Rev., 5.00%, 10/01/2032	3,344
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/2019 (p)	4,237

		7,581

	Utility — 0.1%
1,250	City of Alexandria, Utilities, Series A, Rev., 5.00%, 05/01/2043	1,341

	Total Louisiana	12,076

	Maryland — 2.2%
	General Obligation — 2.0%
7,090	Baltimore County, Consolidated Public Improvement, GO, 5.00%, 03/01/2032	8,432
2,075	County of Anne Arundel, Water & Sewer, GO, 5.00%, 10/01/2027	2,452
10,000	State of Maryland, State and Local Facilities Loan, Series A, GO, 5.00%, 03/15/2024	11,459

		22,343

	Prerefunded — 0.2%
1,690	State of Maryland, State and Local Facilities Loan, Series A, GO, 5.00%, 03/01/2023 (p)	1,901

	Total Maryland	24,244

	Massachusetts — 3.5%
	General Obligation — 0.8%
	Commonwealth of Massachusetts,
3,000	Series B, GO, 5.00%, 01/01/2027	3,545
200	Series C, GO, AGM, 5.50%, 12/01/2022	229
5,000	Commonwealth of Massachusetts, Consolidated Loan of 2014, Series C, GO, 4.00%, 07/01/2031	5,230

		9,004

	Other Revenue — 0.7%
7,420	Massachusetts School Building Authority, Dedicated Sales Tax, Series B, Rev., 5.00%, 08/15/2030	8,184

	Transportation — 1.1%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., 5.25%, 07/01/2027	12,168

	Water & Sewer — 0.9%
8,280	Massachusetts Clean Water Trust (The), Green Bond, Series 20, Rev., 5.00%, 02/01/2036	9,406

	Total Massachusetts	38,762

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Michigan — 1.3%
	Education — 0.3%
	Eastern Michigan University, Board of Regents,
750	Series A, Rev., 5.00%, 03/01/2026	866
750	Series A, Rev., 5.00%, 03/01/2027	873
1,000	Series A, Rev., 5.00%, 03/01/2033	1,138

		2,877

	General Obligation — 0.2%
2,000	Huron Valley School District, GO, Q-SBLF, 5.00%, 05/01/2024	2,152

	Other Revenue — 0.1%
1,240	State of Michigan, Trunk Line Fund, Rev., 5.00%, 11/15/2028	1,353

	Prerefunded — 0.0% (g)
100	State of Michigan, Environmental Program, Series A, GO, 6.00%, 05/01/2019 (p)	104

	Water & Sewer — 0.7%
7,000	City of Grand Rapids, Sanitary Sewer System, Series A, Rev., BHAC-CR, AGM-CR FGIC, 5.50%, 01/01/2022	7,512

	Total Michigan	13,998

	Minnesota — 1.5%
	General Obligation — 0.5%
2,135	County of Hennepin, Series B, GO, 5.00%, 12/01/2027	2,545
775	Olmsted County, Crossover, Series A, GO, 5.00%, 02/01/2021	836
2,265	Roseville Independent School District No 623, Minnesota School District, Credit Enhancement Program, Series A, GO, 5.00%, 02/01/2028	2,646

		6,027

	Other Revenue — 1.0%
9,705	State of Minnesota, General Fund Refunding Appropriation, Series B, Rev., 5.00%, 03/01/2025	10,671

	Prerefunded — 0.0% (g)
195	St. Paul Minnesota, Housing & Redevelopment Authority Health Care, Rev., 5.25%, 11/15/2020 (p)	211

	Total Minnesota	16,909

	Missouri — 0.6%
	Other Revenue — 0.6%
6,620	Kansas City Industrial Development Authority, Downtown Redevelopment District, Series A, Rev., 5.00%, 09/01/2021	7,193

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.0% (g)
20	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series A, Rev., 5.00%, 01/01/2020 (p)	21

	Water & Sewer — 0.0% (g)
15	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series A, Rev., 5.00%, 01/01/2019 (p)	15

	Total Missouri	7,229

	Nebraska — 0.5%
	Utility — 0.5%
5,000	Omaha Public Power District, Electric System, Series A, Rev., 4.00%, 02/01/2032	5,178

	New Hampshire — 0.1%
	Prerefunded — 0.1%
1,195	New Hampshire Municipal Bond Bank, Series E, Rev., 5.00%, 01/15/2020 (p)	1,256

	New Jersey — 2.8%
	Education — 1.3%
	New Jersey Economic Development Authority, School Facilities Construction,
5,000	Series PP, Rev., 5.00%, 06/15/2029	5,315
3,500	Series XX, Rev., 5.00%, 06/15/2019	3,611
5,145	Series XX, Rev., 5.00%, 06/15/2021	5,458

		14,384

	General Obligation — 0.3%
850	North Brunswick Township Board of Education, GO, 5.00%, 07/15/2022	900
	Township of Woodbridge,
1,100	GO, 5.00%, 07/15/2022	1,169
1,200	GO, 5.00%, 07/15/2023	1,276

		3,345

	Other Revenue — 0.3%
2,800	Tobacco Settlement Financing Corp., Series A, Rev., 5.00%, 06/01/2027	3,201

	Transportation — 0.7%
2,500	New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 5.00%, 06/15/2036	2,599
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.25%, 12/15/2022	5,430

		8,029

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — 0.2%
1,995	Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 12/01/2020	1,885

	Total New Jersey	30,844

	New Mexico — 1.2%
	Other Revenue — 1.1%
	New Mexico Finance Authority, Senior Lien Public Project,
1,625	Series B, Rev., 5.00%, 06/01/2018	1,629
1,690	Series B, Rev., 5.00%, 06/01/2018	1,695
1,820	Series B, Rev., 5.00%, 06/01/2018	1,825
1,965	Series B, Rev., 5.00%, 06/01/2018	1,970
4,200	Series C, Rev., 5.00%, 06/01/2022	4,560

		11,679

	Transportation — 0.1%
1,385	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.00%, 12/15/2021	1,486

	Total New Mexico	13,165

	New York — 22.4%
	Education — 0.2%
2,100	Monroe County IDA, School Facility, Modernization Project, Rev., 5.00%, 05/01/2030	2,470

	General Obligation — 1.5%
5,000	City of New York, Fiscal Year 2010, Series E, GO, 5.00%, 08/01/2023	5,188
	City of New York, Fiscal Year 2013,
6,085	Series D, GO, 5.00%, 08/01/2028	6,756
4,050	Series F, Sub Series F-1, GO, 5.00%, 03/01/2030	4,494

		16,438

	Industrial Development Revenue/Pollution Control Revenue — 0.9%
9,475	New York Liberty Development Corp., World Trade Center Projects, Class 1, Rev., 5.00%, 09/15/2030	10,429

	Other Revenue — 6.9%
1,500	Hudson Yards Infrastructure Corp., Series A, Rev., 5.00%, 02/15/2033	1,731
9,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012, Series D, Sub Series D-1, Rev., 5.00%, 11/01/2031	9,766

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
10,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013, Sub Series F-1, Rev., 5.00%, 02/01/2031	11,085
10,000	New York Convention Center Development Corp., Hotel Unit Fee Secured, Series B, Rev., AGM-CR, Zero Coupon, 11/15/2052	2,341
8,500	New York State Dormitory Authority, Consolidated Services Contract, Series A, Rev., 5.00%, 07/01/2023	8,801
	New York State Dormitory Authority, State Sales Tax,
3,000	Series A, Rev., 5.00%, 03/15/2028	3,411
5,000	Series A, Rev., 5.00%, 03/15/2029	5,682
1,000	Series A, Rev., 5.00%, 03/15/2033	1,123
4,225	Series A, Rev., 5.00%, 03/15/2034	4,760
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., 5.25%, 01/01/2025	15,080
	Sales Tax Asset Receivable Corp., Fiscal Year 2015,
1,800	Series A, Rev., 5.00%, 10/15/2028	2,069
7,500	Series A, Rev., 5.00%, 10/15/2029	8,604
1,850	Series A, Rev., 5.00%, 10/15/2031	2,117

		76,570

	Prerefunded — 2.7%
	Metropolitan Transportation Authority,
575	Series A, Rev., 5.00%, 11/15/2021 (p)	633
925	Series A, Rev., 5.00%, 11/15/2021 (p)	1,018
60	Series C, Rev., 6.50%, 11/15/2018 (p)	61
350	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series CC, Rev., 5.00%, 06/15/2018 (p)	351
5	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010, Series B, Rev., 5.00%, 11/01/2019 (p)	5
100	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series A, Rev., 5.00%, 02/15/2019 (p)	103
25,000	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Series A, Rev., 5.00%, 01/01/2022 (p)	27,581

		29,752

	Special Tax — 3.9%
7,250	New York State Dormitory Authority, State Personal Income Tax, Series C, Rev., 5.00%, 03/15/2031	8,152

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Special Tax — continued
	New York State Dormitory Authority, State Personal Income Tax, General Purpose,
12,500	Series C, Rev., 5.00%, 03/15/2033	13,979
3,500	Series C, Rev., 5.00%, 03/15/2041	3,728
10,000	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.00%, 03/15/2026	10,669
5,475	New York State Urban Development Corp., State Personal Income Tax, Series C, Rev., 5.00%, 03/15/2027	6,482

		43,010

	Transportation — 2.7%
	Metropolitan Transportation Authority,
195	Series C, Rev., 6.50%, 11/15/2028	200
5,000	Subseries C-1, Rev., 5.25%, 11/15/2028	5,826
	New York State Thruway Authority,
2,760	Series L, Rev., 5.00%, 01/01/2023	3,088
3,145	Series L, Rev., 5.00%, 01/01/2024	3,575
	Port Authority of New York & New Jersey, Consolidated,
2,965	Rev., 5.00%, 05/01/2034	3,117
2,000	Rev., 5.00%, 05/01/2035	2,101
6,500	Rev., 5.00%, 10/15/2041	7,299
3,105	Triborough Bridge & Tunnel Authority, Series A-2, Rev., 5.00%, 11/15/2028	3,156
1,250	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Series B, Rev., 5.00%, 11/15/2031	1,384

		29,746

	Utility — 0.8%
	Utility Debt Securitization Authority,
4,000	Series TE, Rev., 5.00%, 12/15/2028	4,541
4,250	Series TE, Rev., 5.00%, 12/15/2041	4,727

		9,268

	Water & Sewer — 2.8%
16,335	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010, Series FF, Rev., 5.00%, 06/15/2024	17,359
3,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series FF, Rev., 5.00%, 06/15/2031	3,453
	New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution,
2,750	Series A, Rev., 5.00%, 06/15/2026	3,263

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
3,500	Series A, Rev., 5.00%, 06/15/2027	4,198
3,000	Series A, Rev., 5.00%, 06/15/2028	3,584

		31,857

	Total New York	249,540

	North Carolina — 0.6%
	Prerefunded — 0.5%
5,950	Wake County, Hammond Road Detention Center, Limited Obligation, Rev., 5.00%, 06/01/2019 (p)	6,150

	Transportation — 0.1%
700	North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien, Rev., AGM, 5.00%, 01/01/2029	803

	Total North Carolina	6,953

	Ohio — 1.1%
	General Obligation — 0.1%
1,000	City of Columbus, Various Purpose, Series 2017-1, GO, 5.00%, 04/01/2028	1,195

	Other Revenue — 0.2%
2,235	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series B, Rev., 5.00%, 10/01/2022	2,330

	Prerefunded — 0.5%
4,750	City of Columbus, Series 1, GO, 5.00%, 07/01/2023 (p)	5,380

	Transportation — 0.1%
1,020	State of Ohio, Capital Facilities Lease Appropriation, Series A, Rev., 5.00%, 04/01/2028	1,215

	Water & Sewer — 0.2%
	Northeast Ohio Regional Sewer District, Wastewater Improvement,
555	Rev., 5.00%, 11/15/2025	640
1,500	Rev., 5.00%, 11/15/2027	1,725

		2,365

	Total Ohio	12,485

	Oklahoma — 1.0%
	Education — 0.2%
	Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project,
250	Series 2018, Rev., 5.00%, 10/01/2022	276
175	Series 2018, Rev., 5.00%, 10/01/2023	196
500	Series 2018, Rev., 5.00%, 10/01/2025	571

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Education — continued
500	Series 2018, Rev., 5.00%, 10/01/2026	576

		1,619

	Transportation — 0.7%
	Oklahoma Turnpike Authority, Turnpike System, Second Senior,
3,000	Series A, Rev., 5.00%, 01/01/2022	3,219
2,000	Series A, Rev., 5.00%, 01/01/2024	2,143
2,000	Series A, Rev., 5.00%, 01/01/2038	2,240

		7,602

	Water & Sewer — 0.1%
1,380	Oklahoma City Water Utilities Trust, Water & Sewer System, Rev., 5.00%, 07/01/2027	1,550

	Total Oklahoma	10,771

	Oregon — 1.2%
	General Obligation — 0.2%
	Linn & Benton Counties, School District No. 8J, Greater Albany,
500	GO, 5.00%, 06/15/2030	589
1,180	GO, 5.00%, 06/15/2031	1,385
100	Marion County, GO, AMBAC, 5.50%, 06/01/2023	115
570	Washington County, Hillsboro School District No. 1J, GO, 5.00%, 06/15/2027	677

		2,766

	Other Revenue — 0.2%
1,500	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.00%, 04/01/2027	1,682

	Prerefunded — 0.6%
6,965	Oregon State Department of Administrative Services, Series A, COP, 5.00%, 05/01/2019 (p)	7,183

	Water & Sewer — 0.2%
2,180	City of Portland, Sewer System, Second Lien, Series B, Rev., 4.00%, 10/01/2036	2,239

	Total Oregon	13,870

	Pennsylvania — 1.3%
	General Obligation — 0.4%
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.38%, 07/01/2021	4,583

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.4%
	Berks County Pennsylvania, IDA, Health System, Tower Health Project,
350	Rev., 5.00%, 11/01/2027	403
450	Rev., 5.00%, 11/01/2028	516
150	Rev., 5.00%, 11/01/2029	171
150	Rev., 5.00%, 11/01/2030	171
3,000	Sayre Health Care Facilities Authority, Guthrie Health Issue, Rev., (ICE LIBOR USD 3 Month + 0.78%), 2.12%, 12/01/2024 (aa)	2,911

		4,172

	Other Revenue — 0.3%
	Commonwealth Financing Authority, Tobacco Master Settlement Payment,
500	Series 2018, Rev., 5.00%, 06/01/2024	557
630	Series 2018, Rev., 5.00%, 06/01/2025	707
380	Series 2018, Rev., 5.00%, 06/01/2026	429
500	Series 2018, Rev., 5.00%, 06/01/2027	567
880	Series 2018, Rev., 5.00%, 06/01/2028	1,001
380	Series 2018, Rev., 5.00%, 06/01/2029	430

		3,691

	Prerefunded — 0.2%
2,000	Pennsylvania State University, Series A, Rev., 5.00%, 03/01/2019 (p)	2,052

	Total Pennsylvania	14,498

	Rhode Island — 0.2%
	Education — 0.1%
655	Rhode Island Health & Educational Building Corp., Brown University, Series A, Rev., 5.00%, 09/01/2025	716

	General Obligation — 0.1%
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, GO, 5.00%, 11/01/2024	1,133

	Total Rhode Island	1,849

	South Carolina — 0.2%
	General Obligation — 0.0% (g)
150	State of South Carolina, Series B, GO, 5.00%, 04/01/2024	172

	Water & Sewer — 0.2%
1,500	City of Columbia, Rev., 5.00%, 02/01/2026	1,647

	Total South Carolina	1,819

	Tennessee — 0.9%
	General Obligation — 0.7%
1,525	City of Bartlett, GO, 5.00%, 09/01/2023	1,734

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	City of Maryville,
2,160	Series A, GO, 5.00%, 06/01/2024	2,477
2,075	Series A, GO, 5.00%, 06/01/2025	2,411
1,240	Series A, GO, 5.00%, 06/01/2026	1,456

		8,078

	Utility — 0.2%
1,230	City of Chattanooga, Electric Revenue, Series A, Rev., 5.00%, 09/01/2023	1,400

	Total Tennessee	9,478

	Texas — 7.9%
	Education — 0.0% (g)
500	University of Texas, Financing System, Series C, Rev., 5.00%, 08/15/2018	505

	General Obligation — 2.9%
	Carroll Independent School District,
945	Series C, GO, 5.00%, 02/15/2022	966
325	Series C, GO, 5.00%, 02/15/2023	333
1,490	City of El Paso, Refunding & Improvement, GO, 5.00%, 02/15/2032	1,731
4,000	City of Houston, Public Improvement, Series A, GO, 5.00%, 03/01/2030	4,485
3,150	City of Lubbock, GO, 5.00%, 02/15/2025	3,573
680	City of Pflugerville, Limited Tax, GO, 5.00%, 08/01/2023	753
	City of San Antonio, General Improvement,
700	GO, 5.00%, 08/01/2023	762
1,500	GO, 5.00%, 08/01/2024	1,633
2,000	GO, 5.00%, 08/01/2024	2,177
4,735	GO, 5.00%, 08/01/2026	5,151
2,735	GO, 5.00%, 08/01/2027	2,973
	Crandall Independent School District,
1,150	Series A, GO, PSF-GTD, Zero Coupon, 08/15/2025	934
2,140	Series A, GO, PSF-GTD, Zero Coupon, 08/15/2026	1,673
2,145	Series A, GO, PSF-GTD, Zero Coupon, 08/15/2027	1,611
	San Jacinto Community College District,
390	GO, AMBAC, 5.00%, 02/15/2020	391
2,600	GO, 5.00%, 02/15/2040	2,735

		31,881

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.8%
	Trinity River Authority, Walker-Calloway System,
125	Rev., 5.00%, 02/01/2024	141
265	Rev., 5.00%, 02/01/2025	303
275	Rev., 5.00%, 02/01/2026	317
290	Rev., 5.00%, 02/01/2027	337
305	Rev., 5.00%, 02/01/2028	358
320	Rev., 5.00%, 02/01/2029	374
340	Rev., 5.00%, 02/01/2030	396
355	Rev., 5.00%, 02/01/2031	411
5,000	University of Texas System, Board of Regents, Financing System, Series B, Rev., 5.00%, 08/15/2026	5,910

		8,547

	Prerefunded — 1.1%
1,965	Dallas County Community College District, GO, 5.00%, 02/15/2019 (p)	2,013
1,830	Harlandale Independent School District, GO, AGC, 5.00%, 08/01/2019 (p)	1,898
	Hays County, Pass-Through Toll,
3,285	GO, 5.00%, 02/15/2020 (p)	3,458
5,000	San Jacinto Community College District, GO, 5.00%, 02/15/2019 (p)	5,121

		12,490

	Transportation — 1.3%
3,000	City of Houston, Airport System, Sub Lien, Series B, Rev., 5.00%, 07/01/2026	3,237
7,660	Grand Parkway Transportation Corp., Series B, Rev., 5.25%, 10/01/2051	8,552
	North Texas Tollway Authority System, First Tier,
200	Series A, Rev., 5.00%, 01/01/2026	222
550	Series A, Rev., 5.00%, 01/01/2027	635
360	Series A, Rev., 5.00%, 01/01/2030	411
600	Series A, Rev., 5.00%, 01/01/2035	680
	North Texas Tollway Authority System, Second Tier,
150	Series B, Rev., 5.00%, 01/01/2026	166
300	Series B, Rev., 5.00%, 01/01/2027	344
400	Series B, Rev., 5.00%, 01/01/2030	455

		14,702

	Utility — 0.3%
3,000	City of San Antonio, Electric and Gas System, Rev., 5.00%, 02/01/2026	3,513

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — 1.5%
5,550	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.75%, 12/01/2032 (p)	7,442
1,250	City of San Antonio, Water System Junior Lien, Series E, Rev., 5.00%, 05/15/2024	1,406
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.00%, 12/15/2018	101
3,315	Rev., 5.00%, 12/15/2023	3,549
3,820	Texas Water Development Board, State Revolving Fund, Series A, Sub Series A-1, Rev., 5.00%, 07/15/2020	3,960

		16,458

	Total Texas	88,096

	Utah — 1.2%
	Prerefunded — 0.7%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.00%, 07/01/2019 (p)	7,722
250	Utah Infrastructure Agency Telecommunications and Franchise Tax, Rev., 4.00%, 10/15/2025 (p)	277

		7,999

	Transportation — 0.4%
3,645	Utah Transit Authority Sales Tax, Subordinate Sales Tax, Series A, Rev., 5.00%, 06/15/2025	4,257

	Water & Sewer — 0.1%
	Weber Basin Water Conservancy District,
250	Series B, Rev., 5.00%, 10/01/2030	296
470	Series B, Rev., 5.00%, 10/01/2031	554

		850

	Total Utah	13,106

	Virginia — 1.7%
	General Obligation — 0.5%
5,000	Commonwealth of Virginia, Series D, GO, 5.00%, 06/01/2020	5,169

	Other Revenue — 0.0% (g)
25	Virginia Public Building Authority, Public Facilities, Series B-1, Rev., 5.00%, 08/01/2018 (p)	25
405	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Rev., 5.00%, 11/01/2023	424

		449

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.1%
205	City of Richmond, Public Improvement, Series D, GO, 5.00%, 07/15/2020 (p)	218
560	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Rev., 5.00%, 11/01/2019 (p)	585

		803

	Transportation — 0.7%
2,985	Hampton Roads Transportation Accountability Commission Fund, Series A, Rev., 5.00%, 07/01/2029	3,558
3,955	Virginia Commonwealth Transportation Board, Capital Projects, Series A, Rev., 5.00%, 05/15/2033	4,624

		8,182

	Utility — 0.4%
4,090	City of Richmond, Public Utility Revenue, Series A, Rev., 5.00%, 01/15/2028	4,771

	Total Virginia	19,374

	Washington — 2.2%
	General Obligation — 0.1%
1,100	Snohomish County, Edmonds School District No. 15, GO, 5.00%, 12/01/2033	1,238
275	Yakima County School District No. 7, GO, 5.50%, 12/01/2023	291

		1,529

	Hospital — 0.6%
	Washington Health Care Facilities Authority,
1,250	Rev., 5.00%, 10/01/2025	1,439
1,500	Rev., 5.00%, 10/01/2026	1,741
2,500	Rev., 5.00%, 10/01/2027	2,924

		6,104

	Prerefunded — 0.9%
10,000	State of Washington, Various Purpose, Series 2010C, GO, 5.00%, 08/01/2019 (p)	10,379

	Transportation — 0.5%
	Port of Seattle, Intermediate Lien,
3,750	Series B, Rev., 5.00%, 03/01/2033	4,194
1,000	Series B, Rev., 5.00%, 03/01/2034	1,115

		5,309

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — 0.1%
1,325	City of Seattle, Drainage & Wastewater Improvement, Rev., 5.00%, 09/01/2026	1,456

	Total Washington	24,777

	Total Municipal Bonds (Cost $1,017,746)	1,049,944

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.0%
	Investment Company — 4.0%
44,785	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $44,785)	44,785

	Total Investments — 98.3% (Cost $1,062,531)	1,094,729
	Other Assets in Excess of Liabilities — 1.7%	19,424

	NET ASSETS — 100.0%	$1,114,153

Percentages indicated are based on net assets.

Over the Counter (“OTC”) Inflation-linked swap contracts outstanding as of April 30, 2018:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	1.82% at termination	Receive	Barclays Bank plc	11/08/2021	USD	25,000	569
CPI-U at termination	2.00% at termination	Receive	BNP Paribas	11/07/2026	USD	9,000	317
CPI-U at termination	2.00% at termination	Receive	Deutsche Bank AG	11/07/2026	USD	25,000	867
CPI-U at termination	2.14% at termination	Receive	Barclays Bank plc	03/02/2020	USD	56,000	98
CPI-U at termination	2.05% at termination	Receive	Barclays Bank plc	11/17/2023	USD	25,000	450
CPI-U at termination	2.11% at termination	Receive	Citibank, NA	03/06/2020	USD	36,000	70
CPI-U at termination	2.24% at termination	Receive	Barclays Bank plc	02/06/2023	USD	99,600	373
CPI-U at termination	2.06% at termination	Receive	BNP Paribas	11/15/2023	USD	9,000	160
CPI-U at termination	2.06% at termination	Receive	Deutsche Bank AG	11/14/2022	USD	22,000	316
CPI-U at termination	2.06% at termination	Receive	Morgan Stanley	11/13/2022	USD	9,000	128
CPI-U at termination	2.18% at termination	Receive	Barclays Bank plc	10/16/2027	USD	34,000	790
CPI-U at termination	2.18% at termination	Receive	Barclays Bank plc	10/02/2027	USD	66,000	1,584
CPI-U at termination	2.31% at termination	Receive	Deutsche Bank AG	03/09/2026	USD	9,000	27

							5,749

CPI-U at termination	2.71% at termination	Receive	Deutsche Bank AG	02/25/2044	USD	5,000	(666)
CPI-U at termination	2.48% at termination	Receive	Deutsche Bank AG	02/21/2024	USD	40,000	(2,133)
CPI-U at termination	2.42% at termination	Receive	Deutsche Bank AG	12/15/2024	USD	54,000	(55)
CPI-U at termination	2.50% at termination	Receive	Deutsche Bank AG	10/10/2044	USD	8,000	(508)
CPI-U at termination	2.62% at termination	Receive	Citibank, NA	10/07/2024	USD	14,000	(154)
CPI-U at termination	2.35% at termination	Receive	BNP Paribas	07/06/2020	USD	25,000	(1,447)
CPI-U at termination	2.16% at termination	Receive	Royal Bank of Scotland	03/27/2020	USD	68,000	(15)
CPI-U at termination	2.42% at termination	Receive	Citibank, NA	06/30/2020	USD	50,000	(3,325)
CPI-U at termination	2.67% at termination	Receive	Morgan Stanley	09/12/2044	USD	3,000	(365)
CPI-U at termination	2.42% at termination	Receive	Citibank, NA	05/24/2020	USD	25,000	(1,711)
CPI-U at termination	2.70% at termination	Receive	Barclays Bank plc	09/03/2044	USD	5,000	(657)
CPI-U at termination	2.33% at termination	Receive	Citibank, NA	07/06/2020	USD	50,000	(2,777)
CPI-U at termination	2.41% at termination	Receive	Citibank, NA	07/01/2020	USD	50,000	(3,263)
CPI-U at termination	2.42% at termination	Receive	Royal Bank of Scotland	06/30/2020	USD	75,000	(5,017)
CPI-U at termination	2.43% at termination	Receive	Royal Bank of Scotland	06/28/2020	USD	25,000	(1,692)
CPI-U at termination	2.73% at termination	Receive	Royal Bank of Scotland	02/10/2044	USD	9,000	(1,274)
CPI-U at termination	2.44% at termination	Receive	Barclays Bank plc	05/15/2024	USD	18,000	(895)
CPI-U at termination	2.49% at termination	Receive	Citibank, NA	08/27/2024	USD	6,000	(339)
CPI-U at termination	2.48% at termination	Receive	Royal Bank of Scotland	03/17/2024	USD	7,000	(372)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.48% at termination	Receive	Citibank, NA	09/2/2024	USD	15,000	(823)
CPI-U at termination	2.50% at termination	Receive	Morgan Stanley	02/4/2024	USD	34,000	(1,895)
CPI-U at termination	2.53% at termination	Receive	Morgan Stanley	01/27/2024	USD	30,000	(1,763)

							(31,146)

							(25,397)

(a)	Value of floating rate index at April 30, 2018 was 2.51%.

Summary of total swap contracts outstanding as of April 30, 2018:
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Inflation linked swaps outstanding	—	5,749

Total OTC swap contracts outstanding	—	5,749

Liabilities
OTC Inflation linked swaps outstanding	—	(31,146)

Total OTC swap contracts outstanding	—	(31,146)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

J.P. Morgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
ICE	— Intercontinental Exchange
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offered Rate
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of April 30, 2018.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,443,393		$1,049,944
Investments in affiliates, at value	10,378		44,785
Restricted cash for OTC derivatives	—		27,950
Cash	—		90
Receivables:
Fund shares sold	911		4,921
Interest and dividends from non-affiliates	696		13,292
Dividends from affiliates	21		51
Outstanding OTC swap contracts, at value (net upfront payments of $0 and $0, respectively)	—		5,749

Total Assets	1,455,399		1,146,782

LIABILITIES:
Payables:
Due to custodian	—	(a)	—
Fund shares redeemed	592		983
Outstanding OTC swap contracts, at value (net upfront receipts of $0 and $0, respectively)	—		31,146
Accrued liabilities:
Investment advisory fees	417		270
Administration fees	97		52
Distribution fees	11		24
Service fees	126		35
Custodian and accounting fees	10		16
Collateral management fees	—		6
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Other	59		97

Total Liabilities	1,312		32,629

Net Assets	$1,454,087		$1,114,153

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$797,481	$1,199,839
Accumulated undistributed (distributions in excess of) net investment income	1,097	(36)
Accumulated net realized gains (losses)	13,332	(92,451)
Net unrealized appreciation (depreciation)	642,177	6,801

Total Net Assets	$1,454,087	$1,114,153

Net Assets:
Class A	$24,324	$46,929
Class C	9,639	22,854
Class I	1,420,124	365,977
Class R6	—	678,393

Total	$1,454,087	$1,114,153

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	740	5,023
Class C	296	2,453
Class I	42,958	39,094
Class R6	—	72,466

Net Asset Value (a):
Class A — Redemption price per share	$32.89	$9.34
Class C — Offering price per share (b)	32.58	9.32
Class I — Offering and redemption price per share	33.06	9.36
Class R6 — Offering and redemption price per share	—	9.36
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$34.71	$9.70

Cost of investments in non-affiliates	$801,216	$1,017,746
Cost of investments in affiliates	10,378	44,785

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$20,339
Dividend income from non-affiliates	9,706		—
Dividend income from affiliates	99		552

Total investment income	9,805		20,891

EXPENSES:
Investment advisory fees	2,356		2,292
Administration fees	546		532
Distribution fees:
Class A	29		62
Class C	35		91
Service fees:
Class A	29		62
Class C	12		30
Class I	1,642		418
Custodian and accounting fees	18		87
Interest expense to affiliates	—	(a)	—
Professional fees	28		41
Collateral management fees	—		19
Trustees’ and Chief Compliance Officer’s fees	14		15
Printing and mailing costs	25		19
Registration and filing fees	33		52
Transfer agency fees (See Note 2.E.)	9		6
Other	13		16

Total expenses	4,789		3,742

Less fees waived	(1,013)		(865)

Net expenses	3,776		2,877

Net investment income (loss)	6,029		18,014

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,900		3,881
Swaps	—		(22,599)

Net realized gain (loss)	17,900		(18,718)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	5,883		(38,121)
Swaps	—		41,157

Change in net unrealized appreciation/depreciation	5,883		3,036

Net realized/unrealized gains (losses)	23,783		(15,682)

Change in net assets resulting from operations	$29,812		$2,332

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,029	$11,776	$18,014	$39,807
Net realized gain (loss)	17,900	111,296	(18,718)	(39,823)
Change in net unrealized appreciation/depreciation	5,883	153,147	3,036	15,843

Change in net assets resulting from operations	29,812	276,219	2,332	15,827

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(55)	(106)	(645)	(1,281)
From net realized gains	(1,456)	(616)	—	—
Class C
From net investment income	(7)	(14)	(254)	(568)
From net realized gains	(610)	(255)	—	—
Class I
From net investment income	(5,663)	(11,635)	(4,827)	(26,332)
From net realized gains	(84,733)	(44,856)	—	—
Class R6
From net investment income	—	—	(12,631)	(10,092)
Select Class (a)
From net investment income	—	(548)	—	(1,354)
From net realized gains	—	(3,890)	—	—

Total distributions to shareholders	(92,524)	(61,920)	(18,357)	(39,627)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	242,802	(122,107)	(389,264)	7,487

NET ASSETS:
Change in net assets	180,090	92,192	(405,289)	(16,313)
Beginning of period	1,273,997	1,181,805	1,519,442	1,535,755

End of period	$1,454,087	$1,273,997	$1,114,153	$1,519,442

Accumulated undistributed (distributions in excess of) net investment income	$1,097	$793	$(36)	$307

(a)	All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,674	$8,130	$4,841	$29,920
Distributions reinvested	1,508	640	635	1,206
Cost of shares redeemed	(1,926)	(5,759)	(14,678)	(20,872)

Change in net assets resulting from Class A capital transactions	$5,256	$3,011	$(9,202)	$10,254

Class C
Proceeds from shares issued	$1,406	$3,150	$502	$2,832
Distributions reinvested	617	269	194	431
Cost of shares redeemed	(936)	(1,481)	(4,095)	(9,272)

Change in net assets resulting from Class C capital transactions	$1,087	$1,938	$(3,399)	$(6,009)

Class I
Proceeds from shares issued	$361,747	$238,226	$90,513	$489,275
Distributions reinvested	89,425	7,214	3,659	4,103
Cost of shares redeemed	(214,713)	(271,435)	(47,376)	(1,298,948)

Change in net assets resulting from Class I capital transactions	$236,459	$(25,995)	$46,796	$(805,570)

Class R6
Proceeds from shares issued	$—	$—	$477,315	$1,030,708
Distributions reinvested	—	—	12,582	2,900
Cost of shares redeemed	—	—	(913,356)	(112,873)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$(423,459)	$920,735

Select Class (a)
Proceeds from shares issued	$—	$5,685	$—	$32,949
Distributions reinvested	—	1,453	—	606
Cost of shares redeemed	—	(108,199)	—	(145,478)

Change in net assets resulting from Select Class capital transactions	$—	$(101,061)	$—	$(111,923)

Total change in net assets resulting from capital transactions	$242,802	$(122,107)	$(389,264)	$7,487

(a)	All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	166	254	515	3,148
Reinvested	46	22	67	127
Redeemed	(57)	(176)	(1,557)	(2,205)

Change in Class A Shares	155	100	(975)	1,070

Class C
Issued	41	102	53	299
Reinvested	19	9	21	46
Redeemed	(28)	(47)	(436)	(981)

Change in Class C Shares	32	64	(362)	(636)

Class I
Issued	10,572	7,540	9,601	51,422
Reinvested	2,687	239	389	432
Redeemed	(6,307)	(8,695)	(5,019)	(136,860)

Change in Class I Shares	6,952	(916)	4,971	(85,006)

Class R6
Issued	—	—	50,542	108,487
Reinvested	—	—	1,338	305
Redeemed	—	—	(96,859)	(11,943)

Change in Class R6 Shares	—	—	(44,979)	96,849

Select Class (a)
Issued	—	189	—	3,465
Reinvested	—	49	—	64
Redeemed	—	(3,474)	—	(15,291)

Change in Select Class Shares	—	(3,236)	—	(11,762)

(a)	All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$34.41	$0.08		$0.84	$0.92	$(0.08)	$(2.36)	$(2.44)
Year Ended October 31, 2017	28.82	0.17		6.87	7.04	(0.19)	(1.26)	(1.45)
Year Ended October 31, 2016	29.60	0.20		0.47	0.67	(0.22)	(1.23)	(1.45)
Year Ended October 31, 2015	29.01	0.20		1.41	1.61	(0.21)	(0.81)	(1.02)
Year Ended October 31, 2014	24.87	0.19		4.15	4.34	(0.20)	—	(0.20)
Year Ended October 31, 2013	19.60	0.23	(f)	5.33	5.56	(0.29)	—	(0.29)

Class C
Six Months Ended April 30, 2018 (Unaudited)	34.13	—	(g)	0.83	0.83	(0.02)	(2.36)	(2.38)
Year Ended October 31, 2017	28.62	0.01		6.83	6.84	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2016	29.43	0.06		0.46	0.52	(0.10)	(1.23)	(1.33)
Year Ended October 31, 2015	28.88	0.05		1.40	1.45	(0.09)	(0.81)	(0.90)
Year Ended October 31, 2014	24.78	0.06		4.12	4.18	(0.08)	—	(0.08)
Year Ended October 31, 2013	19.54	0.12	(f)	5.32	5.44	(0.20)	—	(0.20)

Class I
Six Months Ended April 30, 2018 (Unaudited)	34.57	0.15		0.85	1.00	(0.15)	(2.36)	(2.51)
Year Ended October 31, 2017	28.94	0.31		6.91	7.22	(0.33)	(1.26)	(1.59)
Year Ended October 31, 2016	29.70	0.34		0.46	0.80	(0.33)	(1.23)	(1.56)
Year Ended October 31, 2015	29.10	0.34		1.39	1.73	(0.32)	(0.81)	(1.13)
Year Ended October 31, 2014	24.92	0.30		4.18	4.48	(0.30)	—	(0.30)
Year Ended October 31, 2013	19.63	0.34	(f)	5.32	5.66	(0.37)	—	(0.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.20, $0.09 and $0.31 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.88%, 0.41% and 1.41% for Class A, Class C and Class I Shares, respectively.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.89	2.65%	$24,324	0.96%	0.49%		0.96%	17%
34.41	25.25	20,140	0.99	0.53		0.99	28
28.82	2.47	13,971	1.03	0.71		1.03	41
29.60	5.71	12,164	0.99	0.70		0.99	59
29.01	17.50	10,667	0.96	0.71		0.96	59
24.87	28.65	7,944	0.96	1.03	(f)	0.96	67

32.58	2.40	9,639	1.45	0.00	(h)	1.46	17
34.13	24.65	8,988	1.48	0.04		1.48	28
28.62	1.95	5,729	1.52	0.21		1.52	41
29.43	5.18	4,680	1.50	0.16		1.50	59
28.88	16.92	2,700	1.46	0.21		1.46	59
24.78	28.03	1,950	1.46	0.56	(f)	1.46	67

33.06	2.87	1,420,124	0.55	0.91		0.70	17
34.57	25.82	1,244,869	0.55	0.99		0.65	28
28.94	2.94	1,068,546	0.55	1.19		0.56	41
29.70	6.16	1,265,581	0.55	1.16		0.55	59
29.10	18.04	1,293,555	0.55	1.10		0.56	59
24.92	29.13	120,302	0.55	1.56	(f)	0.56	67

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$9.46	$0.11	(e)	$(0.11)	$— (f)	$(0.12)
Year Ended October 31, 2017	9.59	0.23	(e)	(0.13)	0.10	(0.23)
Year Ended October 31, 2016	9.49	0.24	(e)	0.10	0.34	(0.24)
Year Ended October 31, 2015	10.01	0.25	(e)	(0.51)	(0.26)	(0.26)
Year Ended October 31, 2014	10.06	0.26	(e)	(0.04)	0.22	(0.27)
Year Ended October 31, 2013	10.51	0.25		(0.48)	(0.23)	(0.22)

Class C
Six Months Ended April 30, 2018 (Unaudited)	9.43	0.09	(e)	(0.10)	(0.01)	(0.10)
Year Ended October 31, 2017	9.57	0.19	(e)	(0.14)	0.05	(0.19)
Year Ended October 31, 2016	9.47	0.18	(e)	0.10	0.28	(0.18)
Year Ended October 31, 2015	9.98	0.19	(e)	(0.50)	(0.31)	(0.20)
Year Ended October 31, 2014	10.03	0.19	(e)	(0.04)	0.15	(0.20)
Year Ended October 31, 2013	10.48	0.17		(0.47)	(0.30)	(0.15)

Class I
Six Months Ended April 30, 2018 (Unaudited)	9.48	0.13	(e)	(0.12)	0.01	(0.13)
Year Ended October 31, 2017	9.61	0.26	(e)	(0.13)	0.13	(0.26)
Year Ended October 31, 2016	9.51	0.26	(e)	0.11	0.37	(0.27)
Year Ended October 31, 2015	10.03	0.27	(e)	(0.50)	(0.23)	(0.29)
Year Ended October 31, 2014	10.08	0.29	(e)	(0.05)	0.24	(0.29)
Year Ended October 31, 2013	10.53	0.27		(0.48)	(0.21)	(0.24)

Class R6
Six Months Ended April 30, 2018 (Unaudited)	9.48	0.13	(e)	(0.11)	0.02	(0.14)
Year Ended October 31, 2017	9.61	0.26	(e)	(0.12)	0.14	(0.27)
Year Ended October 31, 2016	9.51	0.27	(e)	0.11	0.38	(0.28)
Year Ended October 31, 2015	10.03	0.28	(e)	(0.50)	(0.22)	(0.30)
Year Ended October 31, 2014	10.08	0.30	(e)	(0.05)	0.25	(0.30)
August 16, 2013 (g) through October 31, 2013	9.92	0.05		0.18	0.23	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.34	0.02%	$46,929	0.73%	2.46%	0.97%	25%
9.46	1.12	56,720	0.73	2.47	0.97	20
9.59	3.64	47,268	0.75	2.50	0.98	7
9.49	(2.59)	56,660	0.75	2.58	0.97	18
10.01	2.15	95,153	0.75	2.58	0.97	11
10.06	(2.22)	153,819	0.75	2.31	0.97	16

9.32	(0.12)	22,854	1.23	1.96	1.47	25
9.43	0.50	26,545	1.23	1.98	1.49	20
9.57	2.98	33,016	1.40	1.85	1.50	7
9.47	(3.16)	42,843	1.40	1.93	1.49	18
9.98	1.48	59,850	1.40	1.93	1.46	11
10.03	(2.85)	83,639	1.40	1.67	1.47	16

9.36	0.15	365,977	0.48	2.71	0.72	25
9.48	1.35	323,320	0.48	2.74	0.65	20
9.61	3.89	1,144,534	0.50	2.75	0.57	7
9.51	(2.33)	1,302,381	0.50	2.83	0.56	18
10.03	2.41	1,682,468	0.50	2.83	0.56	11
10.08	(1.97)	960,451	0.50	2.57	0.57	16

9.36	0.20	678,393	0.39	2.80	0.47	25
9.48	1.47	1,112,857	0.38	2.75	0.47	20
9.61	3.99	197,981	0.40	2.84	0.46	7
9.51	(2.24)	183,464	0.40	2.93	0.45	18
10.03	2.52	253,993	0.40	2.94	0.46	11
10.08	2.33	102,671	0.38	2.69	0.47	16

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Tax Aware Equity Fund	Class A, Class C and Class I	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund) is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

36	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,453,771	$—	$—	$1,453,771

Tax Aware Real Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$44,785	$1,049,944	$—	$1,094,729

Appreciation in Other Financial Instruments
Swaps (c)	$—	$5,749	$—	$5,749

Depreciation in Other Financial Instruments
Swaps (c)	$—	$(31,146)	$—	$(31,146)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOIs for state specifics of portfolio holdings.
(c)	All portfolio holdings designated as level 2 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2018.

B. Swaps — Tax Aware Real Return Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

provides collateral management services to the Fund (See Note 3.G). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below. Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by the counterparty as of April 30, 2018 are as follows (amounts in thousands):

Fund Counterparty		Value of derivative contracts	Collateral amount
BNP Paribas	Collateral Posted	$(970)	$1,030
Citibank, N.A.		(12,322)	12,090
Deutsche Bank AG		(2,152)	2,540
Morgan Stanley		(3,895)	3,920
NatWest Markets		(8,370)	8,370
Barclays Bank plc	Collateral Received	2,312	(2,500)

Inflation-Linked Swaps

Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2018 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$1,160,936
Ending Notional Balance — Pays Fixed Rate	1,040,600

C. Summary of Derivatives Information

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2018 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received (b)	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$3,864	$(1,552)	$(2,312)	$—
BNP Paribas	477	(477)	—	—
Citibank, N.A.	70	(70)	—	—
Deutsche Bank AG	1,210	(1,210)	—	—
Morgan Stanley	128	(128)	—	—

	$5,749	$(3,437)	$(2,312)	$—

38	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted (b)	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$1,552	$(1,552)	$—	$—
BNP Paribas	1,447	(477)	(970)	—
Citibank, N.A.	12,392	(70)	(12,090)	232
Deutsche Bank AG	3,362	(1,210)	(2,152)	—
Morgan Stanley	4,023	(128)	(3,895)	—
NatWest Markets	8,370	—	(8,370)	—

	$31,146	$(3,437)	$(27,477)	$232

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B. for actual swap collateral received or posted.

The Fund’s derivatives contracts held at April 30, 2018 are not accounted for as hedging instruments under GAAP.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency and sub-transfer agency fees charged to each class of the Funds for the six months ended April 30, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class R6		Total
Tax Aware Equity Fund
Transfer agency fees	$1	$—	(a)	$8	n/a		$9
Tax Aware Real Return Fund
Transfer agency fees	1	—	(a)	5	$—	(a)	6

(a)	Amount rounds to less than 500.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Equity Fund	$14		$—
Tax Aware Real Return Fund	—	(a)	—

(a)	Amount rounds to less than 500.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25

(a)	Amount rounds to less than 500.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

40	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Tax Aware Equity Fund	1.05%	1.55%	0.55%	n/a
Tax Aware Real Return Fund	0.75	1.25	0.50	0.40%

The expense limitation agreements were in effect for the six months ended April 30, 2018 and are in place until at least February 28, 2019.

For the six months ended April 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Tax Aware Equity Fund	$—	$—	$999	$999
Tax Aware Real Return Fund	272	182	312	766

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2018 were as follows (amounts in thousands):

Tax Aware Equity Fund	$14
Tax Aware Real Return Fund	99

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2018, the Tax Aware Real Return Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$388,389	$230,838
Tax Aware Real Return Fund	305,100	651,476

During the six months ended April 30, 2018, there were no purchases or sales of U.S. Government securities.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$811,594	$651,233	$9,056	$642,177
Tax Aware Real Return Fund	1,062,531	39,596	32,795	6,801

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2017, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Tax Aware Real Return Fund	$2,850	$124	$2,974

At October 31, 2017, the following Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$68,730	$2,030

During the year ended October 31, 2017, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

Tax Aware Real Return Fund	$26,211

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2018.

The Trust along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred

42	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, their agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2018, the Funds had omnibus accounts which owed more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	69.9%	1	18.8%
Tax Aware Real Return Fund	1	58.7	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

APRIL 30, 2018	J.P. MORGAN TAX AWARE FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2017, and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,026.50	$4.82	0.96%
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class C
Actual	1,000.00	1,024.00	7.28	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	1,028.70	2.77	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,000.20	3.62	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class C
Actual	1,000.00	998.80	6.10	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class I
Actual	1,000.00	1,001.50	2.38	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Class R6
Actual	1,000.00	1,002.00	1.94	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

44	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. April 2018.	SAN-TA-418

Semi-Annual Report

J.P. Morgan Region Fund

April 30, 2018 (Unaudited)

JPMorgan Intrepid European Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 8, 2018 (Unaudited)

Dear Shareholder,

While the global economy largely continued its steady-growth trajectory throughout the six months ended April 30, 2018, investor concerns about rising interest rates and geo-political events fueled the return of volatility to financial markets and ended a 15-month string of rising equity prices in the U.S.

“This world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.”— George C.W. Gatch

Favorable central bank policies, corporate earnings growth and consumer confidence remained supportive of global growth throughout the reporting period, though economic data in the European Union (the “EU”) softened somewhat in early 2018. Global petroleum prices generally rose during the reporting period as record output from U.S. shale operations was outweighed by expectations of rising global demand and extended output cuts from the Organization of Petroleum Exporting Nations.

The U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017 and again in March 2018 in response to a tightening labor market and early signs of price inflation. The unemployment rate dropped to 3.9% in April – a level not seen in 18 years – after sitting at 4.1% from October 2017 to March 2018. Gross domestic product (GDP) in the U.S. rose by 2.9% in the fourth quarter of 2017 and an estimated 2.2% in the first quarter of 2018.

Meanwhile, U.S. tax cut legislation enacted in December 2017, appeared to provide support for both equity prices and corporate earnings, which reached record highs in the first quarter of 2017. Of the 279 companies reporting U.S. first quarter earnings by the end of the reporting period, 78% had surpassed analysts’ aggregate estimates.

In early February, a spike in 10-year U.S. Treasury bond yields triggered a rapid sell-off in U.S. financial markets that spread to global markets. Yields on 10-year Treasury bonds are generally considered a bellwether for broader market trends, and the increase in yields was a technical signal that raised investor concerns about inflation and rising U.S. interest rates.

While financial markets rebounded somewhat, the sell-off led to a record spike in market volatility just three months after the CBOE Volatility Index, which looks at Standard & Poor’s 500 Index futures to gauge near-term volatility, had dropped to the lowest level since it was created.

Throughout the latter half of the reporting period, U.S. financial markets were also buffeted by the potential for a U.S.-China trade war after President Trump threatened to raise import tariffs. However, background political uncertainty in Washington, D.C. appeared to have little direct impact on domestic financial markets.

Meanwhile, the European Central Bank (ECB) in January reduced its monthly asset purchases by half, though it declined to raise benchmark interest rates during the reporting period. In November, the Bank of England raised interest rates for the first time in a decade as the domestic economy continued to expand and uncertainty over Britain’s planned exit from the EU receded somewhat. In Germany, Chancellor Angela Merkel successfully formed a governing coalition in late February, removing further uncertainty among investors. Across the 19-nation Eurozone, unemployment fell to 8.5% and GDP grew 2.5% in the first quarter of 2018.

In China, government efforts to curb financial speculation appeared to hold down financial market volatility even as the nation’s economy continued to grow. Estimated GDP growth for China was 6.8% in the first quarter of 2018 and 6.9% for the final quarter of 2017. Emerging market nations largely continued to benefit from robust growth in China, rising commodity prices and global demand for goods. However, rising borrowing costs have put pressure on emerging markets in select nations that depend most on external financing, particularly Argentina, Turkey and Brazil.

Against a generally positive environment for global economic growth, a few distinct concerns have emerged in 2018. U.S. threats of protectionist trade policies and changes in U.S. foreign policy, particularly toward Iran, have led to political strains with long-time U.S. allies and trading partners. Rising interest rates globally have put pressure on the currencies of several emerging market nations. The world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.

We believe investors who maintain a long-term outlook and a properly diversified portfolio should continue to benefit from the global economic expansion in 2018. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2018	J.P. MORGAN REGION FUND	1

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.01)%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	2.47%

Net Assets as of 4/30/2018 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$924,392

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

HOW DID THE MARKET PERFORM?

Global financial markets generally provided positive returns for the reporting period, but gains were tempered by increased market volatility, rising bond yields in the U.S. and moderating economic growth in the early part of 2018. While economists had generally forecast continued growth in the global economy, concerns over inflationary pressure, signs of slowing growth in Europe and a potential trade war between the U.S. and China led to investor uncertainty in the latter half of the reporting period.

In Europe, equity prices generally ended higher for the reporting period, supported by central bank policies, corporate earnings and continued improvements in leading economic indicators. However, increased market volatility in 2018 erased much of the stock market gains made in late 2017.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018.

The Fund’s security selection and overweight position in the semiconductors & semiconductor equipment sector and its security selection in the pharmaceuticals, biotechnology & life sciences sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection and underweight position in the food, beverage & tobacco sector and its security selection in the software & services sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Evotec AG and RWE AG, and its underweight position in Royal Dutch Shell PLC. Shares of Evotec, a German drug development company that was not held in the Benchmark, fell late in the reporting period after rising strongly for most of 2017. Shares of RWE, a German electric and natural gas utility, fell amid Germany’s ongoing transition to less carbon-intensive electricity production. Shares of Royal Dutch Shell, a petroleum and natural gas producer, rose amid rising global oil prices during the reporting period.

Leading individual positive contributors to relative performance included the Fund’s overweight positions in Neste Corp., Fever-Tree Drinks PLC and UPM-Kymmene Oyj. Shares of Neste, a Finnish petroleum and renewable diesel producer, rose amid rising global oil prices. Shares of Fever-Tree Drinks, a U.K. provider of carbonated drink mixers, rose after the company reported strong growth in sales and earnings. Shares of UPM-Kymmene, a Finnish paper, pulp and lumber company, rose after the company unveiled plans to reduce operations in the U.S. and Germany.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

2	J.P. MORGAN REGION FUND	APRIL 30, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Novartis AG (Registered) (Switzerland)	3.7%
2.	Neste OYJ (Finland)	2.6
3.	Allianz SE (Registered) (Germany)	2.6
4.	Repsol SA (Spain)	2.4
5.	BASF SE (Germany)	2.3
6.	Koninklijke DSM NV (Netherlands)	2.2
7.	Capgemini SE (France)	2.2
8.	Vinci SA (France)	2.2
9.	ING Groep NV (Netherlands)	2.2
10.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
France	20.2%
United Kingdom	19.6
Switzerland	15.1
Germany	10.5
Netherlands	7.6
Finland	5.9
Italy	4.5
Denmark	3.9
Sweden	3.1
Spain	2.4
Austria	1.9
Belgium	1.1
Norway	1.1
Others (each less than 1.0%)	1.1
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

APRIL 30, 2018	J.P. MORGAN REGION FUND	3

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge**		(6.21)%	2.01%	5.37%	1.75%
Without Sales Charge		(1.01)	7.67	6.52	2.30
CLASS C SHARES	November 1, 1998
With CDSC***		(2.25)	6.14	5.99	1.79
Without CDSC		(1.25)	7.14	5.99	1.79
CLASS I SHARES	September 10, 2001	(0.89)	7.95	6.82	2.58
CLASS L SHARES	September 10, 2001	(0.84)	8.09	7.01	2.79

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/08 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index (net of foreign withholding taxes) and the Lipper European Region Funds Index from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN REGION FUND	APRIL 30, 2018

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.7%
	Austria — 1.9%
361	Erste Group Bank AG (a)	17,648

	Belgium — 1.1%
120	KBC Group NV	10,390

	Denmark — 3.9%
403	Danske Bank A/S	14,022
295	Novo Nordisk A/S, Class B	13,879
120	Royal Unibrew A/S	7,956

		35,857

	Finland — 5.8%
104	Metso OYJ	3,679
284	Neste OYJ	23,890
548	Stora Enso OYJ, Class R	10,816
428	UPM-Kymmene OYJ	15,264

		53,649

	France — 20.0%
140	Airbus SE	16,405
208	BNP Paribas SA	16,029
146	Capgemini SE	20,099
518	Credit Agricole SA	8,523
83	Dassault Systemes SE	10,694
400	Engie SA	7,024
141	Faurecia SA	11,517
34	Kering SA	19,440
56	LVMH Moet Hennessy Louis Vuitton SE	19,453
853	Orange SA	15,511
257	Peugeot SA	6,332
217	TOTAL SA	13,618
199	Vinci SA	19,914

		184,559

	Germany — 10.4%
91	AIXTRON SE (a)	1,292
100	Allianz SE (Registered)	23,709
201	BASF SE	20,943
78	Covestro AG, Reg. S (e)	7,050
292	Evotec AG (a)	4,706
54	Hannover Rueck SE	7,563
316	Infineon Technologies AG	8,089
219	ProSiebenSat.1 Media SE	7,945
108	Wirecard AG	14,563

		95,860

	Israel — 0.5%
255	Plus500 Ltd.	4,954

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — 4.4%
234	Banca Generali SpA	7,578
63	Ferrari NV	7,780
3,746	Intesa Sanpaolo SpA	14,249
503	UniCredit SpA	10,911

		40,518

	Netherlands — 7.5%
425	ABN AMRO Group NV, Reg. S, CVA (e)	13,178
84	AMG Advanced Metallurgical Group NV	3,932
63	ASML Holding NV	11,977
1,168	ING Groep NV	19,686
198	Koninklijke DSM NV	20,423

		69,196

	Norway — 1.1%
466	Telenor ASA	10,309

	Spain — 2.4%
1,153	Repsol SA	22,007

	Sweden — 3.0%
1,006	Dometic Group AB (e)	9,626
191	Swedish Orphan Biovitrum AB (a)	4,097
841	Volvo AB, Class B	14,260

		27,983

	Switzerland — 14.9%
8	Georg Fischer AG (Registered)	10,488
3,673	Glencore plc (a)	17,694
251	Logitech International SA (Registered)	9,263
433	Novartis AG (Registered)	33,364
20	Partners Group Holding AG	14,659
38	Roche Holding AG	8,394
33	Swatch Group AG (The)	15,958
162	Swiss Re AG	15,407
85	VAT Group AG, Reg. S (a) (e)	12,495

		137,722

	United Kingdom — 19.3%
533	Anglo American plc	12,547
363	Ashtead Group plc	10,087
971	Barratt Developments plc	7,449
220	Bellway plc	10,032
677	Compass Group plc	14,530
246	Fevertree Drinks plc	9,551
766	Fiat Chrysler Automobiles NV (a)	17,027
1,082	International Consolidated Airlines Group SA	9,334
12,381	Lloyds Banking Group plc	10,981
3,517	Man Group plc	8,735

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN REGION FUND	5

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
394	Persimmon plc	14,710
338	Rio Tinto plc	18,400
724	Rolls-Royce Holdings plc (a)	8,362
3,253	Taylor Wimpey plc	8,568
5,555	Tesco plc	17,992

		178,305

	United States — 0.5%
85	Shire plc	4,502

	Total Common Stocks (Cost $860,049)	893,459

Preferred Stock — 0.0% (g)
	United Kingdom — 0.0% (g)
51,406	Rolls-Royce plc (Preference) (bb) (Cost $71)	70

Short-Term Investment — 2.0%
	Investment Company — 2.0%
18,466	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $18,466)	18,466

	Total Investments — 98.7% (Cost $878,586)	911,995
	Other Assets in Excess of Liabilities — 1.3%	12,397

	NET ASSETS — 100.0%	$924,392

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN REGION FUND	APRIL 30, 2018

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.9%
Oil, Gas & Consumable Fuels	6.5
Pharmaceuticals	6.1
Textiles, Apparel & Luxury Goods	6.0
Metals & Mining	5.8
Chemicals	5.3
Insurance	5.1
Machinery	4.5
Household Durables	4.5
IT Services	3.8
Automobiles	3.4
Capital Markets	3.4
Paper & Forest Products	2.9
Diversified Telecommunication Services	2.8
Aerospace & Defense	2.7
Semiconductors & Semiconductor Equipment	2.3
Auto Components	2.3
Construction & Engineering	2.2
Food & Staples Retailing	2.0
Beverages	1.9
Hotels, Restaurants & Leisure	1.6
Software	1.2
Trading Companies & Distributors	1.1
Airlines	1.0
Technology Hardware, Storage & Peripherals	1.0
Others (each less than 1.0%)	3.7
Short-Term Investment	2.0

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

CVA	— Dutch Certification
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of April 30, 2018.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN REGION FUND	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid European Fund
ASSETS:
Investments in non-affiliates, at value	$893,529
Investments in affiliates, at value	18,466
Cash	100
Foreign currency, at value	620
Receivables:
Due from custodian	2,376
Investment securities sold	18,301
Fund shares sold	188
Dividends from non-affiliates	2,186
Dividends from affiliates	28
Tax reclaims	3,376
Variation margin on futures contracts	—	(a)

Total Assets	939,170

LIABILITIES:
Payables:
Investment securities purchased	13,586
Fund shares redeemed	196
Accrued liabilities:
Investment advisory fees	499
Administration fees	62
Distribution fees	61
Service fees	116
Custodian and accounting fees	56
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	202

Total Liabilities	14,778

Net Assets	$924,392

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN REGION FUND	APRIL 30, 2018

JPMorgan Intrepid European Fund
NET ASSETS:
Paid-in-Capital	$893,040
Accumulated undistributed (distributions in excess of) net investment income	7,142
Accumulated net realized gains (losses)	(9,268)
Net unrealized appreciation (depreciation)	33,478

Total Net Assets	$924,392

Net Assets:
Class A	$165,542
Class C	42,711
Class I	187,764
Class L	528,375

Total	$924,392

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,269
Class C	1,820
Class I	6,977
Class L	19,465

Net Asset Value (a):
Class A — Redemption price per share	$26.40
Class C — Offering price per share (b)	23.46
Class I — Offering and redemption price per share	26.91
Class L — Offering and redemption price per share	27.14
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.86

Cost of investments in non-affiliates	$860,120
Cost of investments in affiliates	18,466
Cost of foreign currency	620

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN REGION FUND	9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

JPMorgan Intrepid European Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4
Interest income from affiliates	— (a)
Dividend income from non-affiliates	13,239
Dividend income from affiliates	159
Foreign taxes withheld	(1,432)

Total investment income	11,970

EXPENSES:
Investment advisory fees	3,120
Administration fees	390
Distribution fees:
Class A	209
Class C	164
Service fees:
Class A	209
Class C	55
Class I	236
Class L	280
Custodian and accounting fees	90
Interest expense to affiliates	3
Professional fees	60
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	37
Registration and filing fees	38
Transfer agency fees (See Note 2.F)	21
Other	11

Total expenses	4,937

Less fees waived	(132)

Net expenses	4,805

Net investment income (loss)	7,165

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	51,235
Futures contracts	1,033
Foreign currency transactions	93

Net realized gain (loss)	52,361

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(66,851)
Futures contracts	(96)
Foreign currency translations	(34)

Change in net unrealized appreciation/depreciation	(66,981)

Net realized/unrealized gains (losses)	(14,620)

Change in net assets resulting from operations	$(7,455)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN REGION FUND	APRIL 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Intrepid European Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,165	$15,911
Net realized gain (loss)	52,361	82,878
Change in net unrealized appreciation/depreciation	(66,981)	95,771

Change in net assets resulting from operations	(7,455)	194,560

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,283)	(2,962)
Class C
From net investment income	(435)	(764)
Class I
From net investment income	(2,988)	(2,896)
Class L
From net investment income	(9,949)	(10,351)

Total distributions to shareholders	(15,655)	(16,973)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(29,994)	17,522

NET ASSETS:
Change in net assets	(53,104)	195,109
Beginning of period	977,496	782,387

End of period	$924,392	$977,496

Accumulated undistributed (distributions in excess of) net investment income	$7,142	$15,632

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN REGION FUND	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid European Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,234	$39,901
Distributions reinvested	2,203	2,847
Cost of shares redeemed	(17,970)	(72,459)

Change in net assets resulting from Class A capital transactions	$4,467	$(29,711)

Class C
Proceeds from shares issued	$5,564	$10,881
Distributions reinvested	395	683
Cost of shares redeemed	(8,761)	(24,752)

Change in net assets resulting from Class C capital transactions	$(2,802)	$(13,188)

Class I
Proceeds from shares issued	$33,332	$79,324
Distributions reinvested	2,739	1,243
Cost of shares redeemed	(30,719)	(68,901)

Change in net assets resulting from Class I capital transactions	$5,352	$11,666

Class L
Proceeds from shares issued	$28,828	$132,401
Distributions reinvested	8,412	9,412
Cost of shares redeemed	(74,251)	(93,058)

Change in net assets resulting from Class L capital transactions	$(37,011)	$48,755

Total change in net assets resulting from capital transactions	$(29,994)	$17,522

SHARE TRANSACTIONS:
Class A
Issued	754	1,592
Reinvested	83	130
Redeemed	(670)	(3,039)

Change in Class A Shares	167	(1,317)

Class C
Issued	231	489
Reinvested	17	35
Redeemed	(370)	(1,152)

Change in Class C Shares	(122)	(628)

Class I
Issued	1,199	3,145
Reinvested	102	56
Redeemed	(1,124)	(2,885)

Change in Class I Shares	177	316

Class L
Issued	1,048	5,289
Reinvested	310	421
Redeemed	(2,651)	(3,725)

Change in Class L Shares	(1,293)	1,985

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN REGION FUND	APRIL 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2018	J.P. MORGAN REGION FUND	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Intrepid European Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$27.04	$0.17	$(0.44)	$(0.27)	$(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)
Year Ended October 31, 2015	24.54	0.36	0.32	0.68	(0.81)
Year Ended October 31, 2014	24.79	0.66	(0.90)	(0.24)	(0.01)
Year Ended October 31, 2013	17.89	0.27	6.87	7.14	(0.24)

Class C
Six Months Ended April 30, 2018 (Unaudited)	24.00	0.09	(0.39)	(0.30)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21	0.29	0.50	(0.72)
Year Ended October 31, 2014	22.32	0.47	(0.79)	(0.32)	(0.01)
Year Ended October 31, 2013	16.11	0.18	6.16	6.34	(0.13)

Class I
Six Months Ended April 30, 2018 (Unaudited)	27.60	0.21	(0.46)	(0.25)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45	0.32	0.77	(0.89)
Year Ended October 31, 2014	25.18	0.71	(0.88)	(0.17)	(0.06)
Year Ended October 31, 2013	18.15	0.22	7.07	7.29	(0.26)

Class L
Six Months Ended April 30, 2018 (Unaudited)	27.85	0.22	(0.45)	(0.23)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54	0.28	0.82	(0.92)
Year Ended October 31, 2014	25.46	0.79	(0.93)	(0.14)	(0.09)
Year Ended October 31, 2013	18.35	0.22	7.20	7.42	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN REGION FUND	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$26.40	(1.01)%	$165,542	1.24%	1.29%	1.30%	73%
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142
24.41	2.86	219,548	1.41	1.48	1.41	167
24.54	(0.95)	192,865	1.30	2.55	1.31	197
24.79	40.30	98,202	1.47	1.30	1.76	253

23.46	(1.25)	42,711	1.74	0.78	1.79	73
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142
21.77	2.37	75,145	1.91	0.98	1.91	167
21.99	(1.46)	61,814	1.80	2.00	1.81	197
22.32	39.62	21,663	1.95	0.94	2.27	253

26.91	(0.89)	187,764	0.99	1.56	1.04	73
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142
24.83	3.22	579,389	1.07	1.81	1.07	167
24.95	(0.68)	409,675	1.05	2.69	1.06	197
25.18	40.63	328,979	1.18	0.94	1.33	253

27.14	(0.84)	528,375	0.88	1.59	0.88	73
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142
25.13	3.36	194,930	0.90	2.16	0.91	167
25.23	(0.56)	375,683	0.90	2.93	0.91	197
25.46	40.95	249,744	0.98	0.96	1.18	253

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN REGION FUND	15

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Intrepid European Fund	Class A, Class C, Class I and Class L*	Diversified

*	Effective December 1, 2016, Class L is publicly offered on a limited basis.

The investment objective of the Fund is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class L Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16	J.P. MORGAN REGION FUND	APRIL 30, 2018

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$17,648	$—	$17,648
Belgium	—	10,390	—	10,390
Denmark	—	35,857	—	35,857
Finland	—	53,649	—	53,649
France	—	184,559	—	184,559
Germany	—	95,860	—	95,860
Israel	—	4,954	—	4,954
Italy	—	40,518	—	40,518
Netherlands	—	69,196	—	69,196
Norway	—	10,309	—	10,309
Spain	—	22,007	—	22,007
Sweden	—	27,983	—	27,983
Switzerland	—	137,722	—	137,722
United Kingdom	—	178,305	—	178,305
United States	—	4,502	—	4,502

Total Common Stocks	—	893,459	—	893,459

Preferred Stocks
United Kingdom	—	—	70	70
Short-Term Investment
Investment Company	18,466	—	—	18,466

Total Investments in Securities	$18,466	$893,459	$70	$911,995

Transfers from level 1 to level 2 in the amount of approximately $52,062,000 are due to the non-application of the fair value factors to certain securities during the six months ended April 30, 2018.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of April 30, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at

APRIL 30, 2018	J.P. MORGAN REGION FUND	17

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2018 (amounts in thousands):

Futures Contracts:
Average Notional Balance Long	$16,108	(a)

(a)	For the period November 1, 2017 through December 31, 2017.

As of April 30, 2018, the Fund did not hold open futures contracts.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain or loss on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the six months ended April 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Total
Transfer agency fees	$12	$2	$5	$2	$21

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

18	J.P. MORGAN REGION FUND	APRIL 30, 2018

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2018, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I and Class L Shares do not participate in the Distribution Plan. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2018, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$16	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

APRIL 30, 2018	J.P. MORGAN REGION FUND	19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
1.24%	1.74%	0.99%	1.00%

The expense limitation agreements were in effect for the six months ended April 30, 2018. The expense limitation agreements for Class A, Class C and Class I are in place until at least October 31, 2019 and for Class L until at least February 28, 2019.

For the six months ended April 30, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Service Fees
$105

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2018 was approximately $27,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the six months ended April 30, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$678,543	$715,478

During the six months ended April 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2018 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$878,586	$58,449	$25,040	$33,409

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the

20	J.P. MORGAN REGION FUND	APRIL 30, 2018

Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2017, the Fund had post-enactment net capital loss carryforwards as follows (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$53,616	$5,930

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended April 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Number of Affiliated Omnibus Accounts	% of the Fund
1	20.2%

The J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds
33.4%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

APRIL 30, 2018	J.P. MORGAN REGION FUND	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2018, the Fund had non-U.S. country allocations representing greater than 10% of total investments as follows:

France	Germany	Switzerland	United Kingdom
20.2%	10.5%	15.1%	19.6%

As of April 30, 2018, substantially all of the Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

A company of a specific country or region is one that is organized under the laws of, or has a principal office in that country or region; the principal securities market for which is that country or region; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or region; or at least 50% of the assets of which are located in that country or region.

Because the Fund may invest a significant portion of it’s assets in these markets, it’s subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

22	J.P. MORGAN REGION FUND	APRIL 30, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2017, and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid European Fund
Class A
Actual	$1,000.00	$989.90	$6.12	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	987.50	8.57	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	991.10	4.89	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	991.60	4.35	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2018	J.P. MORGAN REGION FUND	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. April 2018.	SAN-INTEQ-CO-418

Semi-Annual Report

J.P. Morgan SMA Funds

April 30, 2018 (Unaudited)

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 8, 2018 (Unaudited)

Dear Shareholder,

While the global economy largely continued its steady-growth trajectory throughout the six months ended April 30, 2018, investor concerns about rising interest rates and geo-political events fueled the return of volatility to financial markets and ended a 15-month string of rising equity prices in the U.S.

“This world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.”— George C.W. Gatch

Favorable central bank policies, corporate earnings growth and consumer confidence remained supportive of global growth throughout the reporting period, though economic data in the European Union (the “EU”) softened somewhat in early 2018. Global petroleum prices generally rose during the reporting period as record output from U.S. shale operations was outweighed by expectations of rising global demand and extended output cuts from the Organization of Petroleum Exporting Nations.

The U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017 and again in March 2018 in response to a tightening labor market and early signs of price inflation. The unemployment rate dropped to 3.9% in April – a level not seen in 18 years – after sitting at 4.1% from October 2017 to March 2018. Gross domestic product (GDP) in the U.S. rose by 2.9% in the fourth quarter of 2017 and an estimated 2.2% in the first quarter of 2018.

Meanwhile, U.S. tax cut legislation enacted in December 2017, appeared to provide support for both equity prices and corporate earnings, which reached record highs in the first quarter of 2017. Of the 279 companies reporting U.S. first quarter earnings by the end of the reporting period, 78% had surpassed analysts’ aggregate estimates.

In early February, a spike in 10-year U.S. Treasury bond yields triggered a rapid sell-off in U.S. financial markets that spread to global markets. Yields on 10-year Treasury bonds are generally considered a bellwether for broader market trends, and the increase in yields was a technical signal that raised investor concerns about inflation and rising U.S. interest rates.

While financial markets rebounded somewhat, the sell-off led to a record spike in market volatility just three months after the CBOE Volatility Index, which looks at Standard & Poor’s 500 Index futures to gauge near-term volatility, had dropped to the lowest level since it was created.

Throughout the latter half of the reporting period, U.S. financial markets were also buffeted by the potential for a U.S.-China trade war after President Trump threatened to raise import tariffs. However, background political uncertainty in Washington, D.C. appeared to have little direct impact on domestic financial markets.

Meanwhile, the European Central Bank (ECB) in January reduced its monthly asset purchases by half, though it declined to raise benchmark interest rates during the reporting period. In November, the Bank of England raised interest rates for the first time in a decade as the domestic economy continued to expand and uncertainty over Britain’s planned exit from the EU receded somewhat. In Germany, Chancellor Angela Merkel successfully formed a governing coalition in late February, removing further uncertainty among investors. Across the 19-nation Eurozone, unemployment fell to 8.5% and GDP grew 2.5% in the first quarter of 2018.

In China, government efforts to curb financial speculation appeared to hold down financial market volatility even as the nation’s economy continued to grow. Estimated GDP growth for China was 6.8% in the first quarter of 2018 and 6.9% for the final quarter of 2017. Emerging market nations largely continued to benefit from robust growth in China, rising commodity prices and global demand for goods. However, rising borrowing costs have put pressure on emerging markets in select nations that depend most on external financing, particularly Argentina, Turkey and Brazil.

Against a generally positive environment for global economic growth, a few distinct concerns have emerged in 2018. U.S. threats of protectionist trade policies and changes in U.S. foreign policy, particularly toward Iran, have led to political strains with long-time U.S. allies and trading partners. Rising interest rates globally have put pressure on the currencies of several emerging market nations. The world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.

We believe investors who maintain a long-term outlook and a properly diversified portfolio should continue to benefit from the global economic expansion in 2018. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

Global financial markets generally provided positive returns for the reporting period, but gains were tempered by increased market volatility, rising bond yields in the U.S. and moderating economic growth in the early part of 2018. While economists had generally forecast continued growth in the global economy, concerns over inflationary pressure, signs of slowing growth in Europe and a potential trade war between the U.S. and China all led to investor uncertainty in the latter half of the reporting period.

Notably, global petroleum prices rose significantly during the reporting period. Global economic growth drove increased demand for oil, while on the supply side, the Organization of Petroleum Exporting Countries and Russia agreed in December 2017 to extend production curbs through 2018. Severe reductions in output from Venezuela and threatened U.S. sanctions against Iran also provided support for global energy prices.

Throughout the final months of 2017 and into January 2018, U.S. equity prices reached new highs and financial market volatility remained at historically low levels. Then in early February 2018, the Standard & Poor’s 500 Index (the “S&P 500”) fell more than 10% intraday and the CBOE Volatility Index, which measures options on the S&P 500 to gauge near-term market volatility, spiked a record 115.6%. The sell-off came after fifteen consecutive months of stock market gains and was largely triggered by a spike in yields on 10-year U.S. Treasury bonds, which signaled to investors that rising borrowing costs and accelerating inflation could lead to weakness in asset prices. Overall, bond prices in the U.S. declined amid investor expectations for rising interest rates.

In Europe and Japan, equity prices generally ended higher for the reporting period, supported by central bank policies, corporate earnings and continued improvements in leading economic indicators. However, increased market volatility in 2018 erased much of the stock market gains made in late 2017.

Equity prices in emerging markets also rose amid corporate profit growth, rising commodities prices and a positive global economic outlook. China’s efforts to curb financial market speculation appeared to provide some stability to asset prices. Notably, prices for emerging market debt slumped after rising through most of 2016 and 2017. A potential U.S.-China trade war, widening conflict in Syria and political uncertainty ahead of elections in Brazil and Mexico contributed to investor concerns about emerging market currencies and local-currency denominated bonds.

For the six months ended April 30, 2018, the MSCI Europe Australasia and Far East Index (net of foreign withholding taxes) returned 3.41%, while the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned -1.16%.

2	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund1,*	0.31%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	3.41%

Net Assets as of 4/30/2018 (In Thousands)	$40,934

INVESTMENT OBJECTIVE**

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities. The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive by the Fund’s portfolio managers but were not accessible as American Depositary Receipts (ADRs).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2018.

By sector, the Fund’s security selection in the basic industries sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the technology-software sector and its security selection and overweight position in the transportation sector were leading contributors to relative performance.

By region, the Fund’s underweight position and security selection in the U.K. and its security selection in Continental Europe were leading detractors from performance relative to the Benchmark. The Fund’s security selection and overweight position in Japan and its underweight position and security selection in the Pacific were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Outokumpu Oyj, Svenska Handelsbanken AB and Daimler AG. Shares of Outokumpu, a Finnish stainless steel producer, fell amid weak earnings and investor concerns about potential U.S. trade tariffs. Shares of Svenska Handelsbanken, a Swedish financial services and banking company, fell after the company reported weaker-than-expected operating profit for the first quarter of 2018. Shares of Daimler AG, a maker of cars, trucks and vans, fell amid investor uncertainty about potential U.S. import tariffs.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Otsuka Corp., Deutsche Boerse AG and NGK Spark Plug Co. Shares of Otsuka, a Japanese pharmaceuticals and supplements maker, rose after the U.S. Food and Drug Administration approved the use of the company’s drug for kidney disease. Shares of Deutsche Boerse, a German operator financial products exchanges, rose after the company reported growth in revenue and earnings for the first quarter of 2018. Shares of NGK Spark Plug Co., a Japanese auto parts manufacturer, rose after the company reported growth in sales and earnings for its fiscal year ended March 31, 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value.

The Fund is offered as a component of the JPMorgan International Value SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. As a result, the Fund’s holdings depend on whether a particular security or instrument can be purchased directly on behalf of the participants in the separately managed account programs investing in the SMA Strategy.

[1]	The Fund was liquidated on June 8, 2018.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Daimler AG (Registered) (Germany)	6.3%
2.	Mitsubishi Corp. (Japan)	6.3
3.	Renault SA (France)	5.9
4.	Erste Group Bank AG (Austria)	4.9
5.	Daikin Industries Ltd. (Japan)	4.9
6.	Standard Chartered plc (United Kingdom)	4.5
7.	NGK Spark Plug Co. Ltd. (Japan)	4.3
8.	Bankia SA (Spain)	3.8
9.	NN Group NV (Netherlands)	3.7
10.	Goodman Group (Australia)	3.7

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	47.5%
Germany	14.1
United Kingdom	6.9
France	5.9
Austria	4.9
Spain	3.8
Netherlands	3.7
Australia	3.7
Sweden	3.6
Finland	3.1
South Korea	2.8

*	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	10 YEAR
JPMorgan International Value SMA Fund	August 17, 2007	5.38%	18.53%	7.99%	5.46%	3.10%

*	Not annualized.

TEN YEAR PERFORMANCE (4/30/08 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Index from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Large-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund *	0.31%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	(1.16)%
Tax Aware Real Return Composite Benchmark**	0.71%

Net Assets as of 4/30/2018 (In Thousands)	$9,617

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s shares had a positive absolute return and outperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) but underperformed the Composite Benchmark for the six months ended April 30, 2018.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, made a positive contribution to absolute performance and performance relative to the Benchmark. During the reporting period, the two, five, ten and thirty year Barclays inflation swap indexes returned 1.05%, 1.88%, 2.66% and 5.84%, respectively. Swaps contract returns were pulled higher by the recovery in oil prices during the reporting period.

Relative to the Benchmark, the Fund’s underweight position in the general obligation bond sector and its overweight position in pre-refunded bonds were leading contributors to performance. The Fund’s underweight positions in both industrial development revenue/pollution control revenue bonds and hospital sector bonds detracted from relative performance. During the reporting period, lower quality bonds generally outperformed higher quality bonds and the Fund’s overweight position in bonds rated AA and higher and its underweight position in bonds rated A and BBB detracted from relative performance.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the reporting period, the Fund’s portfolio managers increased the hedge ratio to 98% from 94%.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

6	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

PORTFOLIO COMPOSITION****
Municipal Bonds	95.2%
Short-Term Investment	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	10 YEAR
JPMorgan Tax Aware Real Return SMA Fund	May 31, 2007
Before Taxes		0.31%	1.13%	1.86%	0.69%	2.51%
After Taxes on Distributions		0.17	0.90	1.78	0.64	2.49
After Taxes on Distributions and Sale of Fund Shares		0.63	1.56	2.02	1.14	2.60

*	Not annualized.

TEN YEAR PERFORMANCE (4/30/08 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
		Australia — 3.6%
215		Goodman Group	1,463

		Austria — 4.8%
40		Erste Group Bank AG (a)	1,967

		Finland — 3.0%
188		Outokumpu OYJ	1,215

		France — 5.7%
22		Renault SA	2,342

		Germany — 13.8%
21		Brenntag AG	1,217
32		Daimler AG (Registered)	2,512
10		Deutsche Boerse AG	1,390
5		HeidelbergCement AG	516

			5,635

		Japan — 46.2%
17		Daikin Industries Ltd.	1,951
52		DMG Mori Co. Ltd.	977
34		Japan Airlines Co. Ltd.	1,354
29		Mabuchi Motor Co. Ltd.	1,432
49		Marui Group Co. Ltd.	1,017
91		Mitsubishi Corp.	2,498
49		Mitsui Fudosan Co. Ltd.	1,242
67		NGK Spark Plug Co. Ltd.	1,729
29		Otsuka Corp.	1,362
43		Renesas Electronics Corp. (a)	445
67		Sumitomo Electric Industries Ltd.	1,023
79		T&D Holdings, Inc.	1,338
75		Tokyu Corp.	1,262
50		Yamato Holdings Co. Ltd.	1,273

			18,903

		Netherlands — 3.6%
31		NN Group NV	1,475

		South Korea — 2.7%
(h	)	Samsung Electronics Co. Ltd. (bb)	1,120

		Spain — 3.7%
349		Bankia SA	1,533

		Sweden — 3.5%
127		Svenska Handelsbanken AB, Class A	1,419

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — 6.7%
124	Barratt Developments plc	949
171	Standard Chartered plc	1,800

		2,749

	Total Common Stocks (Cost $30,507)	39,821

	Total Investments — 97.3% (Cost $30,507)	39,821
	Other Assets in Excess of Liabilities — 2.7%	1,113

	NET ASSETS — 100.0%	$40,934

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	16.9%
Automobiles	12.2
Trading Companies & Distributors	9.3
Insurance	7.1
Auto Components	6.9
Building Products	4.9
Equity Real Estate Investment Trusts (REITs)	3.7
Electrical Equipment	3.6
Capital Markets	3.5
IT Services	3.4
Airlines	3.4
Air Freight & Logistics	3.2
Road & Rail	3.2
Real Estate Management & Development	3.1
Metals & Mining	3.0
Technology Hardware, Storage & Peripherals	2.8
Multiline Retail	2.5
Machinery	2.5
Household Durables	2.4
Construction Materials	1.3
Semiconductors & Semiconductor Equipment	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	9

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Futures contracts outstanding as of April 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	18	06/2018	EUR	753	8
FTSE 100 Index	5	06/2018	GBP	513	7
TOPIX Index	3	06/2018	JPY	486	4

					19

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 90.9% (t)
	Arizona — 1.8%
	Water & Sewer — 1.8%
150	City of Tucson, Water System, Rev., 5.00%, 07/01/2023	170

	California — 8.9%
	Education — 1.1%
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.80%, 02/01/2020	80
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, 5.25%, 08/01/2023	28

		108

	General Obligation — 4.1%
75	Coast Community College District, Series A, GO, 4.00%, 08/01/2022	81
100	State of California, Various Purpose, GO, 5.00%, 08/01/2028	119
165	Tustin Unified School District, School Facilities Improvement District No. 2002-1, GO, 5.00%, 08/01/2031	192

		392

	Utility — 3.7%
300	City of Los Angeles, Department of Water & Power, Power System, Series B, Rev., 5.00%, 07/01/2029	358

	Total California	858

	Connecticut — 1.2%
	Water & Sewer — 1.2%
100	City of Stamford, Water Pollution Control System & Facility, Series A, Rev., 6.00%, 08/15/2022	116

	Florida — 3.8%
	General Obligation — 2.8%
250	Florida State Board of Education, Public Education Capital Outlay, Series D, GO, 5.00%, 06/01/2025	271

	Other Revenue — 0.7%
60	County of Miami, Special Obligation, Series B, Rev., 5.00%, 10/01/2023	68

	Prerefunded — 0.2%
20	City of Port St Lucie, Utility System, Rev., AGC, 5.25%, 09/01/2018 (p)	20

	Water & Sewer — 0.1%
10	City of Fort Lauderdale, Water & Sewer, Rev., 5.00%, 09/01/2018	10

	Total Florida	369

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Georgia — 7.5%
	Utility — 3.7%
300	Main Street Natural Gas Inc., Georgia Gas Project, Series A, Rev., 5.50%, 09/15/2028	358

	Water & Sewer — 3.8%
250	County of DeKalb, Water & Sewerage, Series B, Rev., 5.25%, 10/01/2026	299
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.25%, 09/01/2021	64

		363

	Total Georgia	721

	Illinois — 0.6%
	General Obligation — 0.6%
60	City of Chicago, Series A, GO, AGM, 5.50%, 01/01/2019	61

	Indiana — 1.1%
	Education — 1.1%
100	Purdue University, Student Fee, Series U, Rev., 5.25%, 07/01/2021	110

	Louisiana — 0.3%
	Water & Sewer — 0.3%
25	Tangipahoa Water District, Series A, Rev., AGM, 3.00%, 11/01/2018	25

	Maryland — 1.1%
	General Obligation — 1.1%
	State of Maryland, State and Local Facilities Loan,
75	Series A, GO, 5.00%, 03/15/2024	86
20	Series B, GO, 5.00%, 08/01/2018	20

	Total Maryland	106

	Massachusetts — 7.5%
	Education — 0.6%
50	Massachusetts Development Finance Agency, Emerson College Issue, Rev., 5.00%, 01/01/2037	55

	General Obligation — 2.0%
50	Commonwealth of Massachusetts, Series A, GO, 5.00%, 01/01/2033	59
120	Town of Ludlow, Municipal Purpose Loan, GO, 5.00%, 08/15/2024	138

		197

	Transportation — 4.9%
	Massachusetts Bay Transportation Authority,
150	Series A, Rev., 5.25%, 07/01/2027	183
250	Series B, Rev., 5.25%, 07/01/2023	286

		469

	Total Massachusetts	721

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Missouri — 0.5%
	General Obligation — 0.5%
40	North Kansas City School District No. 74, Series A, GO, 5.00%, 03/01/2023	45

	Nevada — 2.4%
	Water & Sewer — 2.4%
200	Truckee Meadows Water Authority, Rev., 5.00%, 07/01/2031	232

	New Jersey — 3.9%
	Other Revenue — 2.4%
200	Tobacco Settlement Financing Corp., Series A, Rev., 5.00%, 06/01/2027	228

	Transportation — 1.5%
	New Jersey Transportation Trust Fund Authority, Transportation System,
80	Series A, Rev., 5.25%, 12/15/2020	85
60	Series A, Rev., 5.50%, 12/15/2021	65

		150

	Total New Jersey	378

	New Mexico — 5.0%
	Other Revenue — 2.3%
200	New Mexico Finance Authority, Senior Lien Public Project, Series C, Rev., 5.00%, 06/01/2022	217

	Transportation — 2.7%
250	New Mexico Finance Authority, State Transportation, Senior Lien, Series B, Rev., 5.00%, 06/15/2024	265

	Total New Mexico	482

	New York — 9.3%
	Education — 0.3%
30	New York State Dormitory Authority, The New School, Rev., 5.00%, 07/01/2018	30

	General Obligation — 0.6%
	City of New York,
25	Sub Series E-1, GO, 5.38%, 10/15/2018	26
10	Sub Series E-1, GO, 6.25%, 10/15/2028	10
20	County of Tompkins, Public Improvement, Series A, GO, 4.00%, 03/01/2021	21

		57

	Other Revenue — 1.2%
110	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009, Series S-5, Rev., 5.00%, 01/15/2026	112

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 4.3%
30	New York State Thruway Authority, 2nd General Highway & Bridge Trust Fund, Series B, Rev., 5.00%, 10/01/2018 (p)	30
345	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Series A, Rev., 5.00%, 01/01/2022 (p)	381

		411

	Special Tax — 1.7%
150	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series C, Rev., 5.00%, 03/15/2033	168

	Transportation — 1.2%
100	New York State Transportation Development Corp., Rev., 5.00%, 01/01/2034	111

	Total New York	889

	Ohio — 3.0%
	Prerefunded — 3.0%
250	City of Columbus, Series 1, GO, 5.00%, 07/01/2023 (p)	283

	Oregon — 2.7%
	General Obligation — 2.7%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.25%, 06/01/2025	255

	Pennsylvania — 4.9%
	General Obligation — 1.0%
	Central Bucks School District,
80	Series A, GO, 4.50%, 05/15/2021 (p)	86
15	Series A, GO, 5.00%, 05/15/2023	16

		102

	Other Revenue — 3.9%
370	Commonwealth Financing Authority, Tobacco Master Settlement Payment, Series 2018, Rev., AGM, 4.00%, 06/01/2039	372

	Total Pennsylvania	474

	South Carolina — 3.6%
	General Obligation — 3.6%
15	County of Charleston, Transportation Sales Tax, GO, 5.00%, 11/01/2023	17
300	State of South Carolina, Series C, GO, 5.00%, 03/01/2022	324

	Total South Carolina	341

	Tennessee — 0.3%
	Water & Sewer — 0.3%
30	City of Knoxville, Water System, Series BB, Rev., 5.00%, 03/01/2019	31

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Texas — 12.5%
	Education — 3.5%
30	Harris County Cultural Education Facilities Finance Corp., Methodist Hospital System, Series B, Rev., 5.50%, 12/01/2018	31
250	Permanent University Fund — University of Texas System, Series B, Rev., 5.25%, 07/01/2028	305

		336

	Prerefunded — 7.4%
	City of Dallas, Waterworks and Sewer System,
20	Rev., 5.00%, 10/01/2018 (p)	21
20	Rev., 5.00%, 10/01/2018 (p)	20
355	City of Houston, Combined Utility System, First Lien, Series D, Rev., 5.00%, 11/15/2021 (p)	389
250	Hays County, Pass-Through Toll, GO, 5.00%, 02/15/2020 (p)	263
20	Klein Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/01/2018 (p)	20

		713

	Transportation — 0.1%
10	Dallas-Fort Worth International Airport, Joint Improvement, Series G, Rev., 5.00%, 11/01/2018	10

	Utility — 1.2%
100	City of Weatherford, Utility System, Rev., AGM, 5.00%, 09/01/2023	112

	Water & Sewer — 0.3%
30	North Texas Municipal Water District, Water System, Rev., 5.25%, 09/01/2020	32

	Total Texas	1,203

	Utah — 2.4%
	Other Revenue — 2.4%
200	Utah Transit Authority Sales Tax, Subordinate Sales Tax, Series A, Rev., 5.00%, 06/15/2029	231

	Virginia — 4.7%
	Education — 1.1%
50	University of Virginia, Rev., 4.00%, 09/01/2021	53
50	Virginia College Building Authority, 21st Century College & Equipment Programs, Educational Facilities, Series E-2, Rev., 5.00%, 02/01/2023	56

		109

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.6%
50	City of Alexandria, Series A, GO, 4.50%, 06/15/2020	53

	Utility — 3.0%
250	City of Richmond, Public Utility Revenue, Series A, Rev., 5.00%, 01/15/2025	290

	Total Virginia	452

	Washington — 1.7%
	Transportation — 1.7%
150	Central Puget Sound Regional Transit Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.00%, 02/01/2025	165

	Wisconsin — 0.2%
	Prerefunded — 0.2%
20	Wisconsin Department of Transportation, Series A, Rev., 5.00%, 07/01/2018 (p)	20

	Total Municipal Bonds (Cost $8,555)	8,738

SHARES
Short-Term Investment — 4.6%
	Investment Company — 4.6%
444	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $444)	444

	Total Investments — 95.5% (Cost $8,999)	9,182
	Other Assets in Excess of Liabilities — 4.5%	435

	NET ASSETS — 100.0%	$9,617

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	13

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in thousands)

Over the Counter (“OTC”) Inflation-linked swap contracts outstanding as of April 30, 2018:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.28% at termination	Receive	Union Bank of Switzerland AG	03/16/2027	USD	700	4
CPI-U at termination	2.04% at termination	Receive	BNP Paribas	11/16/2022	USD	1,000	15
CPI-U at termination	2.31% at termination	Receive	Barclays Bank plc	02/21/2028	USD	250	2
CPI-U at termination	2.08% at termination	Receive	BNP Paribas	12/19/2024	USD	1,000	18
CPI-U at termination	2.17% at termination	Receive	BNP Paribas	04/04/2024	USD	600	5
CPI-U at termination	2.24% at termination	Receive	Barclays Bank plc	02/06/2023	USD	400	1
CPI-U at termination	2.26% at termination	Receive	BNP Paribas	04/06/2025	USD	343	2

							47

CPI-U at termination	2.72% at termination	Receive	BNP Paribas	04/01/2021	USD	2,990	(297)
CPI-U at termination	2.62% at termination	Receive	NatWest Markets	06/28/2025		USD 1,000	(102)

							(399)

							(352)

(a) Value of floating rate index at April 30, 2018 was 2.51%.

Summary of total swap contracts outstanding as of April 30, 2018:
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Inflation linked swaps outstanding	—	47

Total OTC swap contracts outstanding	—	47

Liabilities
OTC Inflation linked swaps outstanding	—	(399)

Total OTC swap contracts outstanding	—	(399)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

J.P. Morgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
CPI-U	— Consumer Price Index for All Urban Consumers
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GO	— General Obligation
GTD	— Guaranteed
JPY	— Japanese Yen
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
RE	— Reinsured
Rev.	— Revenue

TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar
XLCA	— Insured by XL Capital Assurance
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of April 30, 2018.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	15

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan International Value SMA Fund	JPMorgan Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$39,821	$8,738
Investments in affiliates, at value	—	444
Restricted cash for OTC derivatives	—	830
Cash	—	— (a)
Foreign currency, at value	48	—
Deposits at broker for futures contracts	97	—
Receivables:
Investment securities sold	2,398	—
Fund shares sold	—	48
Interest and dividends from non-affiliates	197	108
Dividends from affiliates	—	1
Tax reclaims	227	—
Variation margin on futures contracts	20	—
Outstanding OTC swap contracts, at value	—	47
Due from adviser	16	—

Total Assets	42,824	10,216

LIABILITIES:
Payables:
Due to custodian	1,805	—
Investment securities purchased	1	111
Fund shares redeemed	2	—
Outstanding OTC swap contracts, at value	—	399
Accrued liabilities:
Investment advisory fees	—	21
Custodian and accounting fees	8	12
Collateral management fees	—	6
Trustees’ and Chief Compliance Officer’s fees	—	— (a)
Audit fees	54	49
Other	20	1

Total Liabilities	1,890	599

Net Assets	$40,934	$9,617

NET ASSETS:
Paid-in-Capital	$25,189	$10,250
Accumulated undistributed (distributions in excess of) net investment income	(121)	(8)
Accumulated net realized gains (losses)	6,535	(456)
Net unrealized appreciation (depreciation)	9,331	(169)

Total Net Assets	$40,934	$9,617

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	2,827	975
Net asset value, offering and redemption price per share (b)	$14.48	$9.86

Cost of investments in non-affiliates	$30,507	$8,555
Cost of investments in affiliates	—	444
Cost of foreign currency	48	—

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan International Value SMA Fund	JPMorgan Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$128
Interest income from affiliates	— (a)	1
Dividend income from non-affiliates	795	—
Dividend income from affiliates	—	4
Foreign taxes withheld	(96)	—

Total investment income	699	133

EXPENSES:
Administration fees	22	4
Custodian and accounting fees	18	22
Interest expense to affiliates	1	—
Professional fees	40	42
Collateral management fees	—	17
Trustees’ and Chief Compliance Officer’s fees	12	12
Printing and mailing costs	6	2
Registration and filing fees	10	17
Transfer agency fees	— (a)	— (a)
Other	4	2

Total expenses	113	118

Less fees waived	(22)	(4)
Less expense reimbursements	(90)	(114)

Net expenses	1	—

Net investment income (loss)	698	133

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,086	(23)
Futures contracts	18	—
Foreign currency transactions	6	—
Swaps	—	(176)

Net realized gain (loss)	7,110	(199)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(4,234)	(235)
Futures contracts	19	—
Foreign currency translations	(1)	—
Swaps	—	330

Change in net unrealized appreciation/depreciation	(4,216)	95

Net realized/unrealized gains (losses)	2,894	(104)

Change in net assets resulting from operations	$3,592	$29

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan International Value SMA Fund		JPMorgan Tax Aware Real Return SMA Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$698	$1,466	$133	$266
Net realized gain (loss)	7,110	8,851	(199)	(105)
Change in net unrealized appreciation/depreciation	(4,216)	5,871	95	40

Change in net assets resulting from operations	3,592	16,188	29	201

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,077)	(2,258)	(141)	(267)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	6,153	12,839	892	3,674
Distributions reinvested	1,238	1,413	—	—
Cost of shares redeemed	(30,176)	(42,726)	(1,119)	(3,849)

Change in net assets resulting from capital transactions	(22,785)	(28,474)	(227)	(175)

NET ASSETS:
Change in net assets	(21,270)	(14,544)	(339)	(241)
Beginning of period	62,204	76,748	9,956	10,197

End of period	$40,934	$62,204	$9,617	$9,956

Accumulated undistributed (distributions in excess of) net investment income	$(121)	$1,258	$(8)	$—

SHARE TRANSACTIONS:
Issued	425	1,089	90	369
Reinvested	87	124	—	—
Redeemed	(2,053)	(3,536)	(113)	(386)

Change in Shares	(1,541)	(2,323)	(23)	(17)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value SMA Fund
Six Months Ended April 30, 2018 (Unaudited)	$14.24	$0.19	(f)	$0.56	$0.75	$(0.51)
Year Ended October 31, 2017	11.47	0.28	(f)	2.86	3.14	(0.37)
Year Ended October 31, 2016	12.02	0.25	(f)	(0.36)	(0.11)	(0.44)
Year Ended October 31, 2015	12.78	0.26	(f)	(0.69)	(0.43)	(0.33)
Year Ended October 31, 2014	13.87	0.30		(1.12)	(0.82)	(0.27)
Year Ended October 31, 2013	11.31	0.31		2.69	3.00	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Fund and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)

$14.48	5.38%	$40,934	—	%(g)	2.57%	0.42%	11%
14.24	28.15	62,204	—	(g)	2.21	0.47	39
11.47	(0.83)	76,748	—		2.31	0.33	70
12.02	(3.42)	106,057	—		2.11	0.20	113
12.78	(6.04)	316,962	—		2.22	0.17	85
13.87	27.33	325,158	—		2.66	0.22	72

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2018 (Unaudited)	$9.97	$0.13	(f)	$(0.10)	$0.03	$(0.14)
Year Ended October 31, 2017	10.04	0.26	(f)	(0.07)	0.19	(0.26)
Year Ended October 31, 2016	9.95	0.28	(f)	0.09	0.37	(0.28)
Year Ended October 31, 2015	10.52	0.31	(f)	(0.55)	(0.24)	(0.33)
Year Ended October 31, 2014	10.58	0.30		(0.05)	0.25	(0.31)
Year Ended October 31, 2013	11.11	0.29		(0.54)	(0.25)	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Fund and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)

$9.86	0.31%	$9,617	—%		2.69%	2.36%	22%
9.97	1.94	9,956	—	(g)	2.59	2.05	23
10.04	3.80	10,197	—		2.82	1.97	32
9.95	(2.27)	11,083	—		3.07	1.01	—	(g)
10.52	2.38	20,947	—		2.85	0.78	6
10.58	(2.29)	27,244	—		2.58	0.60	16

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
JPMorgan International Value SMA Fund	Diversified
JPMorgan Tax Aware Real Return SMA Fund	Diversified

The investment objective of JPMorgan International Value SMA Fund (“International Value SMA Fund”) is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of JPMorgan Tax Aware Real Return SMA Fund (“Tax Aware Real Return SMA Fund”) is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Funds’ shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, including investments with equity reference obligations, are valued by applying an international fair value factor provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

24	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at April 30, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$38,701	$1,120	$39,821

Appreciation in Other Financial Instruments
Futures Contracts (a)	$—	$19	$—	$19

Tax Aware Real Return SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$444	$8,738	$—	$9,182

Appreciation in Other Financial Instruments
Inflation-Linked Swaps (b)	$—	$47	$—	$47

Depreciation in Other Financial Instruments
Inflation-Linked Swaps (b)	$—	$(399)	$—	$(399)

(a)	All portfolio holdings designated as level 2 and 3 are disclosed individually on the SOI’s. Please refer to the SOIs for country specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for state specifics of portfolio holdings.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

For International Value SMA Fund, a transfer from level 1 to level 2 in the amount of approximately $3,503,000 is due to applying the fair value factors to certain securities during the six months ended April 30, 2018.

For Tax Aware Real Return SMA Fund, there were no transfers among any levels during the six months ended April 30, 2018.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

International Value SMA Fund	Balance as of October 31, 2017	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018
Investments in Securities
Common Stocks — South Korea	$—	$767	$(825)	$—	$—	$(1,105)	$2,283	$—	$1,120

Total	$—	$767	$(825)	$—	$—	$(1,105)	$2,283	$—	$1,120

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

For International Value SMA Fund, a transfer from level 2 to level 3 in the amount of approximately $2,283,000 is due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the six months ended April 30, 2018.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2018, which were valued using significant unobservable inputs (level 3) amounted to approximately $(825).

International Value SMA Fund

Quantitative information about level 3 Fair Value Measurements

(Amounts in thousands)

	Fair Value at April 30, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,120	Recent Market Information	Transaction Price	KRW 2,650 (KRW 2,650)

Common Stock	1,120

Total	$1,120

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by International Value SMA Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of April 30, 2018, International Value SMA Fund had no investments in restricted securities under the Securities Act.

C. Futures Contracts — International Value SMA Fund used index futures contracts to gain or reduce exposure to the market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional

26	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2018 (amounts in thousands):

	International Value SMA Fund
Futures Contracts — Equity:
Average Notional Balance Long	$1,752	(a)
Ending Notional Balance Long	1,752

(a)	For the period April 1, 2018 through April 30, 2018.

D. Swaps — Tax Aware Real Return SMA Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements gives the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund may be required to post or receive collateral for OTC swaps.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2018 (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed rate	$8,790
Ending Notional Balance — Pays Fixed Rate	8,283

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of April 30, 2018 are as follows (amounts in thousands):

Fund		Fund Counterparty	Value of derivative contracts	Collateral amount
Tax Aware Real Return SMA Fund	Collateral Posted	BNP Paribas	$(257)	$570
		NatWest Markets	(102)	260

E. Summary of Derivatives Information

The following tables present the value of derivatives held as of April 30, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value SMA Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$19

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Tax Aware Real Return SMA Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$47

Gross Liabilities:		Swaps
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(399)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2018 (amounts in thousands):

Tax Aware Real Return SMA Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$3	$—	$—	$3
BNP Paribas	40	(40)	—	—
Union Bank of Switzerland AG	4	—	—	4

	$47	$(40)	$—	$7

28	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$297	$(40)	$(257	)(b)	$—
NatWest Markets	102	—	(102	)(b)	—

	$399	$(40)	$(359)		$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.D. for actual swap collateral received or posted.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2018, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$18

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$19

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$(176)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$330

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — International Value SMA Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Funds’ shares. JPMDS receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, for Tax Aware Real Return SMA Fund, payments to the custodian were reduced by credits earned, if any, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Adviser through February 28, 2019.

For the six months ended April 30, 2018, the Funds’ Adviser and the Administrator waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
International Value SMA Fund	$22	$90
Tax Aware Real Return SMA Fund	4	114

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an

30	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the six months ended April 30, 2018 was as follows (amounts in thousands):

Tax Aware Real Return SMA Fund	$1

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Funds.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended April 30, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$5,571	$29,234
Tax Aware Real Return SMA Fund	2,390	1,983

During the six months ended April 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$30,507	$9,942	$609	$9,333
Tax Aware Real Return SMA Fund	8,999	274	443	(169)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2017, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Tax Aware Real Return SMA Fund	$9	$4	$13

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

At October 31, 2017, the following Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return SMA Fund	$243	$—

During the year ended October 31, 2017, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

International Value SMA Fund	$8,578

During the year ended October 31, 2017, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

International Value SMA Fund	$6,925

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations. Average borrowings from the Facility during the six months ended April 30, 2018, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
International Value SMA Fund	$2,939	2.24%	9	$2

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2018, International Value SMA Fund had two shareholders, which were accounts maintained by separately managed account sponsors on behalf of their clients, that owned 93.1% of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund had a shareholder, which was an account maintained by a separately managed account sponsor on behalf of its clients, that owned 100.0% of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

32	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2018, International Value SMA Fund had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Germany	Japan
International Value SMA Fund	14.1%	47.5%

As of April 30, 2018, substantially all of the International Value SMA Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if it had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Tax Aware Real Return SMA Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

9. Subsequent Event

At their meeting in February 2018, the Board approved the liquidation of the International Value SMA Fund which occurred on June 8, 2018.

APRIL 30, 2018	J.P. MORGAN SMA FUNDS	33

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, November 1, 2017, and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,053.80	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,003.10	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

34	J.P. MORGAN SMA FUNDS	APRIL 30, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. April 2018.	SAN-SMA-418

Semi-Annual Report

J.P. Morgan Funds

April 30, 2018 (Unaudited)

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 8, 2018 (Unaudited)

Dear Shareholder,

While the global economy largely continued its steady-growth trajectory throughout the six months ended April 30, 2018, investor concerns about rising interest rates and geo-political events fueled the return of volatility to financial markets and ended a 15-month string of rising equity prices in the U.S.

“This world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.”— George C.W. Gatch

Favorable central bank policies, corporate earnings growth and consumer confidence remained supportive of global growth throughout the reporting period, though economic data in the European Union (the “EU”) softened somewhat in early 2018. Global petroleum prices generally rose during the reporting period as record output from U.S. shale operations was outweighed by expectations of rising global demand and extended output cuts from the Organization of Petroleum Exporting Nations.

The U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017 and again in March 2018 in response to a tightening labor market and early signs of price inflation. The unemployment rate dropped to 3.9% in April – a level not seen in 18 years – after sitting at 4.1% from October 2017 to March 2018. Gross domestic product (GDP) in the U.S. rose by 2.9% in the fourth quarter of 2017 and an estimated 2.2% in the first quarter of 2018.

Meanwhile, U.S. tax cut legislation enacted in December 2017, appeared to provide support for both equity prices and corporate earnings, which reached record highs in the first quarter of 2017. Of the 279 companies reporting U.S. first quarter earnings by the end of the reporting period, 78% had surpassed analysts’ aggregate estimates.

In early February, a spike in 10-year U.S. Treasury bond yields triggered a rapid sell-off in U.S. financial markets that spread to global markets. Yields on 10-year Treasury bonds are generally considered a bellwether for broader market trends, and the increase in yields was a technical signal that raised investor concerns about inflation and rising U.S. interest rates.

While financial markets rebounded somewhat, the sell-off led to a record spike in market volatility just three months after the CBOE Volatility Index, which looks at Standard & Poor’s 500 Index futures to gauge near-term volatility, had dropped to the lowest level since it was created.

Throughout the latter half of the reporting period, U.S. financial markets were also buffeted by the potential for a U.S.-China trade war after President Trump threatened to raise import tariffs. However, background political uncertainty in Washington, D.C. appeared to have little direct impact on domestic financial markets.

Meanwhile, the European Central Bank (ECB) in January reduced its monthly asset purchases by half, though it declined to raise benchmark interest rates during the reporting period. In November, the Bank of England raised interest rates for the first time in a decade as the domestic economy continued to expand and uncertainty over Britain’s planned exit from the EU receded somewhat. In Germany, Chancellor Angela Merkel successfully formed a governing coalition in late February, removing further uncertainty among investors. Across the 19-nation Eurozone, unemployment fell to 8.5% and GDP grew 2.5% in the first quarter of 2018.

In China, government efforts to curb financial speculation appeared to hold down financial market volatility even as the nation’s economy continued to grow. Estimated GDP growth for China was 6.8% in the first quarter of 2018 and 6.9% for the final quarter of 2017. Emerging market nations largely continued to benefit from robust growth in China, rising commodity prices and global demand for goods. However, rising borrowing costs have put pressure on emerging markets in select nations that depend most on external financing, particularly Argentina, Turkey and Brazil.

Against a generally positive environment for global economic growth, a few distinct concerns have emerged in 2018. U.S. threats of protectionist trade policies and changes in U.S. foreign policy, particularly toward Iran, have led to political strains with long-time U.S. allies and trading partners. Rising interest rates globally have put pressure on the currencies of several emerging market nations. The world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.

We believe investors who maintain a long-term outlook and a properly diversified portfolio should continue to benefit from the global economic expansion in 2018. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2018	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

Global financial markets generally provided positive returns for the reporting period, but gains were tempered by increased market volatility, rising bond yields in the U.S. and moderating economic growth in the early part of 2018. While economists had generally forecast continued growth in the global economy, concerns over inflationary pressure, signs of slowing growth in Europe and a potential trade war between the U.S. and China all led to investor uncertainty in the latter half of the reporting period.

Notably, global petroleum prices rose significantly during the reporting period. Global economic growth drove increased demand for oil, while on the supply side, the Organization of Petroleum Exporting Countries and Russia agreed in December 2017 to extend production curbs through 2018. Severe reductions in output from Venezuela and threatened U.S. sanctions against Iran also provided support for global energy prices.

Throughout the final months of 2017 and into January 2018, U.S. equity prices reached new highs and financial market volatility remained at historically low levels. Then in early February 2018, the Standard & Poor’s 500 Index (the “S&P 500”) fell more than 10% intraday and the CBOE Volatility Index, which measures options on the S&P 500 to gauge near-term market volatility, spiked a record 115.6%. The sell-off came after fifteen consecutive months of stock market gains and was largely triggered by a spike in yields on 10-year U.S. Treasury bonds, which signaled to investors that rising borrowing costs and accelerating inflation could lead to weakness in asset prices. Overall, bond prices in the U.S. declined amid investor expectations for rising interest rates.

In Europe and Japan, equity prices generally ended higher for the reporting period, supported by central bank policies, corporate earnings and continued improvements in leading economic indicators. However, increased market volatility in 2018 erased much of the stock market gains made in late 2017.

Equity prices in emerging markets also rose amid corporate profit growth, rising commodities prices and a positive global economic outlook. China’s efforts to curb financial market speculation appeared to provide some stability to asset prices. Notably, prices for emerging market debt slumped after rising through most of 2016 and 2017. A potential U.S.-China trade war, widening conflict in Syria and political uncertainty ahead of elections in Brazil and Mexico contributed to investor concerns about emerging market currencies and local-currency denominated bonds.

For the six months ended April 30, 2018, the MSCI World Index returned 3.40% and the Bloomberg Barclays U.S. Aggregate Bond Index returned -1.87%.

2	J.P. MORGAN FUNDS	APRIL 30, 2018

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.93%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	3.40%
Bloomberg Barclays Global Aggregate Index (Unhedged USD)	1.19%
Global Allocation Composite Benchmark	2.57%

Net Assets as of 4/30/2018 (In Thousands)	$3,371,393

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2018, the Fund’s Class I Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index, and outperformed the Bloomberg Barclays Global Aggregate Index (Unhedged USD).

Relative to the Benchmark, the Fund’s allocation to bonds was a leading detractor from performance. Relative to the Composite Benchmark, the Fund’s allocation to both global developed market and emerging market equities contributed positively to performance as equities rallied globally during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s overall equity exposure was reduced in an effort to reduce risk. The portfolio managers reduced equity exposure primarily in international developed markets, such as Europe; however, they maintained a positive view on global growth and earnings strength and continued to prefer equities over bonds. Given the portfolio managers’ expectations for continued market volatility, they held some of the Fund’s global equity exposure in call options in an effort to manage risk while still capturing potential market gains.

In fixed income assets, the portfolio managers added a dedicated US Agency Mortgage strategy in November 2017. They also removed dedicated European High Yield (also known as “junk bonds”) and US Investment Grade Corporates strategies in January and March 2018, respectively. Within core fixed income, the Fund maintained exposure to government bonds to further diversify its fixed income exposure.

APRIL 30, 2018	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO***
1.	UnitedHealth Group, Inc., (United States)	1.0%
2.	U.S. Treasury Notes, 1.13%, 01/31/19, (United States)	0.9
3.	FNMA REMIC, Series 2017-49, Class JA, 4.00%, 07/25/53, (United States)	0.6
4.	Berkshire Hathaway, Inc., Class A, (United States)	0.6
5.	Amazon.com, Inc., (United States)	0.5
6.	Alphabet, Inc., Class C, (United States)	0.5
7.	Apple, Inc., (United States)	0.5
8.	AIA Group Ltd., (Hong Kong)	0.5
9.	FNMA REMIC, Series 2017-41, Class ME, 3.00%, 05/25/53, (United States)	0.5
10.	FNMA REMIC, Series 2017-4, Class BA, 3.50%, 05/25/41, (United States)	0.5

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO****
1.	Johnson & Johnson, (United States)	18.5%
2.	Citigroup, Inc., (United States)	13.6
3.	Molson Coors Brewing Co., Class B, (United States)	11.3
4.	Cardinal Health, Inc., (United States)	10.5
5.	Harley-Davidson, Inc., (United States)	10.2
6.	Take-Two Interactive Software, Inc., (United States)	6.8
7.	DENTSPLY SIRONA, Inc., (United States)	6.8
8.	Rockwell Automation, Inc., (United States)	6.5
9.	Newell Brands, Inc., (United States)	6.0
10.	Procter & Gamble Co. (The), (United States)	4.9

LONG POSITION PORTFOLIO***
Common Stocks	55.3%
Foreign Government Securities	11.5
Collateralized Mortgage Obligations	10.7
Corporate Bonds	9.1
U.S. Treasury Obligations	2.8
Asset-Backed Securities	1.1
Others (each less than 1.0%)	1.3
Short-Term Investments	8.2

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	100.0%

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	APRIL 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
With Sales Charge**		(2.81)%	4.42%	5.25%	5.47%
Without Sales Charge		1.78	9.33	6.22	6.18
CLASS C SHARES	May 31, 2011
With CDSC***		0.55	7.80	5.69	5.65
Without CDSC		1.55	8.80	5.69	5.65
CLASS I SHARES	May 31, 2011	1.93	9.65	6.49	6.44
CLASS R2 SHARES	May 31, 2011	1.69	9.07	5.96	5.91
CLASS R6 SHARES	November 1, 2017	1.97	9.69	6.49	6.45
CLASS T SHARES	June 6, 2017
With Sales Charge****		(0.83)	6.51	5.68	5.78
Without Sales Charge		1.73	9.25	6.21	6.17

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
****	Sales Charge for Class T Shares is 2.50%.

LIFE OF FUND PERFORMANCE (5/31/11 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Share. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have a different expenses than Class I Shares.

Return for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual return for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI World Index

(net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD), the Global Allocation Composite Benchmark and the Lipper Flexible Portfolio Funds Index from May 31, 2011 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of

APRIL 30, 2018	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed mar kets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index (Unhedged USD). The Bloomberg Barclays Global Aggregate Index – (Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. The Lipper Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	APRIL 30, 2018

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.91%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	3.40%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.87)%
Income Builder Composite Benchmark	1.34%

Net Assets as of 4/30/2018 (In Thousands)	$12,782,451

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Multi-Asset Solutions Team (the “Team”) combined capital markets research and asset allocation with the insights of specialist asset class teams to construct a broadly diversified portfolio of income producing securities that the Team believed would perform well given the Team’s market views. The underlying specialist teams built portfolios of their highest conviction securities with what they believed to be the best opportunities for yield and total return on a risk-adjusted basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2018, the Fund’s Class A Shares, without a sales charge, underperformed both the MSCI World Index and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund

outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, equities generally outperformed other asset classes and the Fund’s bonds detracted from performance relative to both the MSCI World Index (net of foreign withholding taxes) and the Composite Benchmark. The Fund’s allocation to equities was a positive contributor to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index, which does not hold equities.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. During the reporting period, the portfolio managers responded to an increase in market volatility and a divergence in economic growth across certain regions by reducing the Fund’s allocation to equities, particularly in Europe, and real estate investment trusts in favor of bonds. In fixed income, the portfolio managers added an allocation to U.S. agency mortgages in February 2018 and removed its allocation to U.S. investment grade corporate bonds in March 2018. Additionally, they increased the Fund’s exposure to U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt.

APRIL 30, 2018	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	FNMA, 30 Year, Single Family, 3.50%, 03/01/2048	0.9%
2.	Pfizer, Inc.	0.7
3.	Merck & Co., Inc.	0.7
4.	Novartis AG (Registered), (Switzerland)	0.6
5.	Rio Tinto plc, (United Kingdom)	0.5
7.	FNMA, 30 Year, Single Family, 3.00%, 01/01/2047	0.5
6.	TOTAL SA, (France)	0.5
8.	Coca-Cola Co. (The)	0.5
9.	FHLMC Gold Pools, 30 Year, Single Family, 3.50%, 03/01/2048	0.5
10.	FNMA, 30 Year, Single Family, 3.50%, 12/01/2047	0.5

PORTFOLIO COMPOSITION***
Common Stocks	41.0%
Corporate Bonds	35.6
Foreign Government Securities	4.5
Mortgage-Backed Securities	4.3
Asset-Backed Securities	4.3
Collateralized Mortgage Obligations	3.6
Convertible Bonds	1.4
Others (each less than 1.0%)	3.0
Short-Term Investments	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN FUNDS	APRIL 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge**		(3.63)%	1.59%	3.72%	5.87%
Without Sales Charge		0.91	6.34	4.69	6.35
CLASS C SHARES	May 31, 2007
With CDSC***		(0.34)	4.73	4.16	5.82
Without CDSC		0.66	5.73	4.16	5.82
CLASS I SHARES	May 31, 2007	0.98	6.39	4.83	6.52
CLASS R6 SHARES	November 1, 2017	1.03	6.44	4.84	6.53
CLASS T SHARES	June 6, 2017
With Sales Charge****		(1.62)	3.69	4.14	6.07
Without Sales Charge		0.88	6.32	4.68	6.35

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
****	Sales Charge for Class T Shares is 2.50%.

TEN YEAR PERFORMANCE (4/30/08 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

Returns for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Bond Index, the Income Builder Composite Benchmark and the Lipper Flexible Portfolio Funds Index from April 30, 2008 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Bond Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The Lipper Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

APRIL 30, 2018	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

From April 30, 2008 through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN FUNDS	APRIL 30, 2018

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — 96.8%
Asset-Backed Securities — 1.0%
	United States — 1.0%
446	ABFC Trust, Series 2004-HE1, Class M1, 2.80%, 03/25/2034 (z) (bb)	445
	ACE Securities Corp. Home Equity Loan Trust,
414	Series 2002-HE3, Class M1, 3.70%, 10/25/2032 (z) (bb)	413
303	Series 2003-NC1, Class M1, 3.07%, 07/25/2033 (z) (bb)	300
399	Series 2003-OP1, Class M1, 2.95%, 12/25/2033 (z) (bb)	396
129	Series 2004-HE4, Class M2, 2.87%, 12/25/2034 (z) (bb)	125
498	Series 2004-OP1, Class M3, 3.77%, 04/25/2034 (z)	478
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
1	Series 2003-11, Class M3, 4.69%, 12/25/2033 (z) (bb)	1
338	Series 2004-FR1W, Class A6, 4.42%, 05/25/2034 (z) (bb)	341
	Ameriquest Mortgage Securities, Inc. Asset-Backed Securities,
503	Series 2003-10, Class M1, 2.95%, 12/25/2033 (z) (bb)	496
209	Series 2003-10, Class M2, 4.45%, 12/25/2033 (z) (bb)	206
315	Amortizing Residential Collateral Trust, Series 2004-1, Class M5, 3.77%, 10/25/2034 (z) (bb)	309
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
782	Series 2003-W5, Class M2, 4.67%, 10/25/2033 (z) (bb)	753
1,429	Series 2003-W9, Class M2, 4.48%, 01/25/2034 (z) (bb)	1,414
176	Series 2004-W5, Class M1, 2.80%, 04/25/2034 (z) (bb)	175
	Asset-Backed Securities Corp. Home Equity Loan Trust,
585	Series 2004-HE2, Class M2, 3.77%, 04/25/2034 (z) (bb)	555
1,045	Series 2004-HE3, Class M2, 3.58%, 06/25/2034 (z) (bb)	1,042
	Bear Stearns Asset-Backed Securities I Trust,
384	Series 2004-FR2, Class M3, 3.70%, 06/25/2034 (z)	379
717	Series 2004-HE6, Class M2, 3.77%, 08/25/2034 (z) (bb)	715

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Bear Stearns Asset-Backed Securities Trust,
552	Series 2004-1, Class M1, 2.87%, 06/25/2034 (z) (bb)	550
238	Series 2004-2, Class M1, 3.10%, 08/25/2034 (z) (bb)	231
	Countrywide Asset-Backed Certificates,
46	Series 2002-4, Class M1, 3.02%, 12/25/2032 (z) (bb)	46
55	Series 2003-BC6, Class M2, 3.62%, 10/25/2033 (z) (bb)	54
80	Series 2004-2, Class M1, 2.65%, 05/25/2034 (z) (bb)	80
291	Series 2004-3, Class M1, 2.65%, 06/25/2034 (z) (bb)	283
1,000	Series 2005-12, Class M2, 2.39%, 02/25/2036 (z) (bb)	1,000
414	Series 2005-AB3, Class 1A1, 2.40%, 02/25/2036 (z) (bb)	407
694	Countrywide Partnership Trust, Series 2004-EC1, Class M2, 2.84%, 01/25/2035 (z) (bb)	693
	Credit-Based Asset Servicing & Securitization LLC,
1,310	Series 2004-CB4, Class A5, SUB, 6.78%, 05/25/2035	1,312
149	Series 2005-CB1, Class M2, 2.99%, 01/25/2035 (z) (bb)	149
	CWABS, Inc. Asset-Backed Certificates Trust,
398	Series 2003-BC1, Class A1, 2.70%, 03/25/2033 (z) (bb)	392
93	Series 2004-5, Class M3, 3.62%, 07/25/2034 (z) (bb)	94
343	Series 2004-6, Class M1, 2.80%, 10/25/2034 (z)	338
77	Series 2004-6, Class M2, 2.87%, 10/25/2034 (z) (bb)	76
253	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.87%, 10/25/2034 (bb)	250
485	First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A1, 2.20%, 11/25/2035 (z) (bb)	469
	Fremont Home Loan Trust,
22	Series 2003-B, Class M2, 4.33%, 12/25/2033 (z) (bb)	22
468	Series 2004-2, Class M2, 2.83%, 07/25/2034 (z)	471

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Asset-Backed Securities — continued
	United States — continued
65	Series 2004-B, Class M7, 4.90%, 05/25/2034 (z)	56
	GSAMP Trust,
582	Series 2004-OPT, Class M1, 2.77%, 11/25/2034 (z) (bb)	581
281	Series 2006-HE3, Class A2C, 2.06%, 05/25/2046 (z)	278
254	Home Equity Asset Trust, Series 2004-7, Class M1, 2.83%, 01/25/2035 (z)	254
	Home Equity Mortgage Loan Asset-Backed Trust,
246	Series 2004-B, Class M3, 3.10%, 11/25/2034 (z) (bb)	245
238	Series 2004-B, Class M8, 4.85%, 11/25/2034 (z) (bb)	217
	Long Beach Mortgage Loan Trust,
864	Series 2004-3, Class M2, 2.80%, 07/25/2034 (z) (bb)	862
496	Series 2004-3, Class M4, 3.51%, 07/25/2034 (z) (bb)	497
	MASTR Asset-Backed Securities Trust,
87	Series 2003-NC1, Class M5, 4.78%, 04/25/2033 (z) (bb)	80
517	Series 2005-NC1, Class M2, 2.65%, 12/25/2034 (z) (bb)	520
	Morgan Stanley ABS Capital I, Inc. Trust,
146	Series 2003-HE2, Class M2, 4.37%, 08/25/2033 (z) (bb)	144
548	Series 2004-HE6, Class M1, 2.72%, 08/25/2034 (z)	552
28	Series 2004-HE8, Class M3, 3.02%, 09/25/2034 (z) (bb)	28
357	Series 2004-NC5, Class M1, 2.80%, 05/25/2034 (z) (bb)	355
424	Series 2004-NC6, Class M2, 3.77%, 07/25/2034 (z) (bb)	418
267	Series 2004-NC7, Class M2, 2.83%, 07/25/2034 (z) (bb)	269
49	Series 2005-HE1, Class M3, 2.68%, 12/25/2034 (z) (bb)	45
331	Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class A3, 2.88%, 02/25/2033 (z) (bb)	324
471	New Century Home Equity Loan Trust, Series 2004-2, Class M3, 2.90%, 08/25/2034 (z) (bb)	471

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
510	NovaStar Mortgage Funding Trust, Series 2003-2, Class M3, 5.27%, 09/25/2033 (z) (bb)	504
1,444	Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class M1, 2.92%, 07/25/2033 (z) (bb)	1,425
	Option One Mortgage Loan Trust,
663	Series 2004-1, Class M1, 2.80%, 01/25/2034 (z) (bb)	658
645	Series 2004-1, Class M2, 3.55%, 01/25/2034 (z) (bb)	632
31	Series 2004-3, Class M2, 2.75%, 11/25/2034 (z) (bb)	31
500	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 3.14%, 01/25/2036 (z) (bb)	503
	Pretium Mortgage Credit Partners I LLC,
1,393	Series 2017-NPL1, Class A1, SUB, 3.50%, 04/29/2032 (e)	1,390
683	Series 2017-NPL2, Class A1, SUB, 3.25%, 03/28/2057 (e) (bb)	678
1,000	Series 2017-NPL2, Class A2, SUB, 5.50%, 03/28/2057 (e) (bb)	978
	Renaissance Home Equity Loan Trust,
306	Series 2003-2, Class M1, 3.13%, 08/25/2033 (z) (bb)	306
738	Series 2004-1, Class M4, 4.60%, 05/25/2034 (z) (bb)	613
79	Series 2005-1, Class AF6, SUB, 4.97%, 05/25/2035 (bb)	80
370	Saxon Asset Securities Trust, Series 2003-3, Class M1, 2.87%, 12/25/2033 (z) (bb)	357
816	Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M2, 3.62%, 02/25/2034 (z) (bb)	815
507	Soundview Home Loan Trust, Series 2005-OPT1, Class M2, 2.57%, 06/25/2035 (z) (bb)	506
696	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, 2.80%, 11/25/2034 (z) (bb)	668
	Structured Asset Investment Loan Trust,
168	Series 2003-BC11, Class M1, 2.87%, 10/25/2033 (z) (bb)	167
385	Series 2004-7, Class M2, 3.02%, 08/25/2034 (z) (bb)	370
644	Series 2004-8, Class M9, 5.65%, 09/25/2034 (z)	630

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Asset-Backed Securities — continued
	United States — continued
35	Series 2004-BNC1, Class A5, 3.14%, 09/25/2034 (z) (bb)	36
403	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4, 2.07%, 12/25/2036 (z) (bb)	390
352	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.50%, 02/25/2047 (e) (bb)	353
690	VOLT LVII LLC, Series 2017-NPL4, Class A1, SUB, 3.38%, 04/25/2047 (e) (bb)	688
	Wells Fargo Home Equity Asset-Backed Securities Trust,
336	Series 2004-2, Class M6, 4.72%, 10/25/2034 (z)	333
97	Series 2004-2, Class M8A, 6.40%, 10/25/2034 (e) (z) (bb)	94

	Total Asset-Backed Securities (Cost $33,212)	34,861

Collateralized Mortgage Obligations — 10.3%
	United States — 10.3%
	Alternative Loan Trust
506	Series 2004-27CB, Class A1, 6.00%, 12/25/2034	510
126	Series 2004-28CB, Class 6A1, 6.00%, 01/25/2035	126
95	Series 2005-11CB, Class 2A1, 5.50%, 06/25/2035	95
22	Series 2005-19CB, Class A2, IF, 12.77%, 06/25/2035 (z)	24
1,197	Series 2005-28CB, Class 2A6, 5.00%, 08/25/2035	1,044
846	Series 2006-14CB, Class A1, 6.00%, 06/25/2036	713
70	Banc of America Funding Trust, Series 2005-6, Class 1A2, 5.50%, 10/25/2035	67
	Bear Stearns ALT-A Trust
84	Series 2005-4, Class 23A1, 3.79%, 05/25/2035 (z)	85
652	Series 2005-4, Class 23A2, 3.79%, 05/25/2035 (z)	661
179	Series 2005-7, Class 12A3, 2.58%, 08/25/2035 (z)	177
	Bear Stearns ARM Trust
293	Series 2005-9, Class A1, 3.52%, 10/25/2035 (z)	299
529	Series 2006-1, Class A1, 3.67%, 02/25/2036 (z)	532

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
688	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC3, Class M1, 2.72%, 06/25/2034 (z) (bb)	625
	Chase Mortgage Finance Trust
310	Series 2006-S4, Class A5, 6.00%, 12/25/2036	260
122	Series 2007-A1, Class 1A1, 3.77%, 02/25/2037 (z)	123
162	Series 2007-A1, Class 8A1, 3.72%, 02/25/2037 (z)	166
	CHL Mortgage Pass-Through Trust
103	Series 2004-9, Class A7, 5.25%, 06/25/2034	105
503	Series 2004-25, Class 2A1, 2.58%, 02/25/2035 (z)	486
750	Series 2005-26, Class 1A11, 5.50%, 11/25/2035	678
630	Series 2005-31, Class 2A1, 3.30%, 01/25/2036 (z)	599
230	Series 2006-21, Class A14, 6.00%, 02/25/2037	203
259	Series 2007-10, Class A4, 5.50%, 07/25/2037	213
145	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 3.63%, 10/25/2035 (z)	147
	Citigroup Mortgage Loan Trust, Inc.
447	Series 2005-3, Class 2A2A, 3.57%, 08/25/2035 (z)	449
576	Series 2005-4, Class A, 3.56%, 08/25/2035 (z)	581
2	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-25, Class 2A1, 4.50%, 10/25/2018	2
481	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-8, Class 5A1, 6.00%, 12/25/2034	510
	FHLMC REMIC
6,885	Series 3768, Class CB, 3.50%, 12/15/2025	6,993
5,485	Series 3778, Class JA, 3.50%, 04/15/2040	5,537
9,507	Series 3788, Class FA, 2.43%, 01/15/2041 (z)	9,551
600	Series 3806, Class L Shares, 3.50%, 02/15/2026	604
1,451	Series 4005, Class PA, 2.00%, 10/15/2041	1,366
5,521	Series 4073, Class AJ, 3.00%, 08/15/2038	5,522
1,011	Series 4112, Class FC, 2.25%, 01/15/2042 (z)	1,006

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Collateralized Mortgage Obligations — continued
	United States — continued
5,655	Series 4118, Class PD, 1.50%, 05/15/2042	5,302
2,197	Series 4136, Class DJ, 1.75%, 07/15/2042	2,017
8,993	Series 4223, Class AL, 3.00%, 08/15/2042	8,949
8,032	Series 4261, Class PA, 3.00%, 07/15/2032	7,993
786	Series 4323, Class VA, 4.00%, 03/15/2027	810
4,906	Series 4363, Class B, 3.00%, 12/15/2040	4,856
5,383	Series 4364, Class A, 3.00%, 08/15/2040	5,337
8,623	Series 4366, Class KA, 3.00%, 03/15/2041	8,514
1,276	Series 4446, Class MA, 3.50%, 12/15/2050	1,281
1,194	Series 4467, Class AB, 3.00%, 07/15/2041	1,180
1,052	Series 4480, Class QA, 3.00%, 11/15/2043	1,040
1,561	Series 4494, Class KA, 3.75%, 10/15/2042	1,591
4,182	Series 4496, Class CA, 2.00%, 07/15/2031	4,042
6,189	Series 4510, Class HB, 2.00%, 03/15/2040	5,924
3,678	Series 4622, Class HA, 3.00%, 11/15/2043	3,621
524	Series 4639, Class AC, 3.00%, 05/15/2040	520
879	Series 4669, Class VJ, 4.00%, 05/15/2028	905
4,260	Series 4709, Class EA, 3.00%, 01/15/2046	4,201
10,738	Series 4768, Class DA, 4.00%, 06/15/2043	10,945
13,288	Series 4776, Class DJ, 4.00%, 04/15/2041	13,594
8,400	Series 4790, Class ED, 3.50%, 07/15/2042	8,451
	FHLMC STRIPS
1,161	Series 242, Class F29, 2.15%, 11/15/2036 (z)	1,164
528	Series 311, Class F1, 2.45%, 08/15/2043 (z)	531
6,957	Series 317, Class F3, 2.42%, 11/15/2043 (z)	7,026
1,143	Series 326, Class F2, 2.45%, 03/15/2044 (z)	1,153
	FNMA REMIC
138	Series 2005-10, Class BK, 5.00%, 03/25/2025	144
2,511	Series 2006-5, Class 1A, 2.03%, 08/25/2034 (z)	2,632
1,247	Series 2007-30, Class LF, 2.21%, 04/25/2037 (z)	1,251
2,820	Series 2010-142, Class FM, 2.37%, 12/25/2040 (z)	2,823
12,343	Series 2011-53, Class FT, 2.48%, 06/25/2041 (z)	12,514
1,991	Series 2012-87, Class CA, 2.00%, 06/25/2039	1,914
7,054	Series 2012-122, Class FM, 2.30%, 11/25/2042 (z)	7,100

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,496	Series 2013-20, Class CA, 2.50%, 01/25/2043	2,423
3,169	Series 2013-26, Class AK, 2.50%, 11/25/2038	3,095
9,785	Series 2013-58, Class KJ, 3.00%, 02/25/2043	9,677
10,710	Series 2013-101, Class FE, 2.50%, 10/25/2043 (z)	10,857
488	Series 2013-135, Class GA, 3.00%, 07/25/2032	486
1,280	Series 2014-29, Class BA, 3.00%, 03/25/2040	1,269
4,476	Series 2014-36, Class EJ, 3.00%, 06/25/2040	4,424
6,761	Series 2015-15, Class GH, 2.50%, 03/25/2041	6,564
2,821	Series 2015-54, Class FA, 2.25%, 07/25/2045 (z)	2,814
3,504	Series 2015-55, Class QA, 3.50%, 10/25/2042	3,500
6,263	Series 2016-8, Class FA, 2.35%, 03/25/2046 (z)	6,303
4,319	Series 2016-25, Class FL, 2.40%, 05/25/2046 (z)	4,363
1,046	Series 2016-40, Class FA, 2.55%, 07/25/2046 (z)	1,066
443	Series 2016-40, Class PA, 3.00%, 07/25/2045	439
8,202	Series 2016-63, Class AF, 2.40%, 09/25/2046 (z)	8,293
1,856	Series 2016-75, Class FC, 2.30%, 10/25/2046 (z)	1,863
1,545	Series 2016-103, Class LA, 3.00%, 05/25/2044	1,519
12,435	Series 2017-4, Class AH, 3.00%, 05/25/2041	12,344
14,970	Series 2017-4, Class BA, 3.50%, 05/25/2041	15,065
15,500	Series 2017-41, Class ME, 3.00%, 05/25/2053	15,272
19,256	Series 2017-49, Class JA, 4.00%, 07/25/2053	19,785
4,294	Series 2017-50, Class CB, 2.00%, 04/25/2041	4,168
6,313	Series 2017-50, Class FB, 2.30%, 07/25/2047 (z)	6,349
4,601	Series 2017-96, Class KA, 3.00%, 01/25/2055	4,525

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Collateralized Mortgage Obligations — continued
	United States — continued
1,866	Series 2017-99, Class MA, 3.50%, 05/25/2053	1,875
	GNMA
2,269	Series 2008-35, Class FH, 2.50%, 04/20/2038 (z)	2,298
2,412	Series 2014-117, Class FP, 2.20%, 06/20/2043 (z)	2,412
372	GSR Mortgage Loan Trust, Series 2004-11, Class 2A2, 3.74%, 09/25/2034 (z)	374
	Impac CMB Trust
96	Series 2004-6, Class 1A2, 2.68%, 10/25/2034 (z)	93
499	Series 2005-2, Class 2A2, 2.70%, 04/25/2035 (z)	484
366	Series 2005-4, Class 2A2, 2.66%, 05/25/2035 (z)	348
388	Series 2005-4, Class 2B1, 4.37%, 05/25/2035 (z) (bb)	370
258	Series 2005-4, Class 2M2, 3.02%, 05/25/2035 (z)	238
258	JP Morgan Mortgage Trust, Series 2005-A8, Class 2A3, 3.45%, 11/25/2035 (z)	255
294	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, 3.82%, 04/21/2034 (z)	301
136	MASTR Alternative Loan Trust, Series 2004-6, Class 8A1, 5.50%, 07/25/2034	139
64	Merrill Lynch Mortgage Investors Trust, Series 2005-1, Class 2A1, 3.41%, 04/25/2035 (z)	63
	Merrill Lynch Mortgage Investors Trust MLMI
118	Series 2003-A4, Class 3A, 3.98%, 05/25/2033 (z)	117
60	Series 2005-A2, Class A3, 3.55%, 02/25/2035 (z)	61
	Morgan Stanley Mortgage Loan Trust
129	Series 2004-5AR, Class 4A, 3.87%, 07/25/2034 (z)	127
336	Series 2004-7AR, Class 2A6, 3.58%, 09/25/2034 (z)	345
273	Series 2004-11AR, Class 1A2A, 2.21%, 01/25/2035 (z)	265
413	MortgageIT Trust, Series 2005-1, Class 1B1, 3.40%, 02/25/2035 (z) (bb)	396
	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
480	Series 2005-4, Class 1A2, 2.29%, 11/25/2035 (z)	473

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
815	Series 2005-5, Class 1APT, 2.18%, 12/25/2035 (z)	798
	Opteum Mortgage Acceptance Corp. Trust
679	Series 2006-1, Class 1AC1, 2.20%, 04/25/2036 (z)	655
952	Series 2006-1, Class 1APT, 2.11%, 04/25/2036 (z)	892
	RALI Trust
812	Series 2006-QS3, Class 1A10, 6.00%, 03/25/2036	760
70	Series 2006-QS18, Class 3A1, 5.75%, 12/25/2021	67
	RFMSI Trust
2	Series 2003-S15, Class A1, 4.50%, 08/25/2018	2
4	Series 2003-S16, Class A2, 4.50%, 09/25/2018	4
789	Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	745
1	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 4A3, 3.58%, 08/25/2035 (z)	1
	WaMu Mortgage Pass-Through Certificates Trust
2	Series 2003-S8, Class A2, 5.00%, 09/25/2018	2
23	Series 2004-CB2, Class 5A, 5.00%, 07/25/2019	23
763	Series 2005-AR3, Class A1, 3.66%, 03/25/2035 (z)	750
559	Series 2005-AR5, Class A6, 3.27%, 05/25/2035 (z)	564
417	Series 2005-AR7, Class A3, 3.28%, 08/25/2035 (z)	420
272	Series 2005-AR10, Class 1A3, 3.33%, 09/25/2035 (z)	275
365	Series 2005-AR14, Class 1A4, 3.41%, 12/25/2035 (z)	362
	Wells Fargo Mortgage-Backed Securities Trust
190	Series 2003-H, Class A1, 3.59%, 09/25/2033 (z)	193
223	Series 2003-K, Class 1A1, 3.57%, 11/25/2033 (z)	226
239	Series 2003-M, Class A1, 3.73%, 12/25/2033 (z)	245
632	Series 2004-CC, Class A1, 3.75%, 01/25/2035 (z)	645

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Collateralized Mortgage Obligations — continued
	United States — continued
306	Series 2004-DD, Class 1A1, 3.77%, 01/25/2035 (z)	317
139	Series 2004-H, Class A1, 3.40%, 06/25/2034 (z)	142
65	Series 2004-K, Class 1A2, 3.48%, 07/25/2034 (z)	66
170	Series 2004-N, Class A7, 3.48%, 08/25/2034 (z)	172
194	Series 2004-Z, Class 2A2, 3.74%, 12/25/2034 (z)	198
102	Series 2004-EE, Class 2A2, 3.52%, 12/25/2034 (z)	105
866	Series 2005-AR1, Class 1A1, 3.84%, 02/25/2035 (z)	884
282	Series 2005-AR2, Class 2A2, 3.91%, 03/25/2035 (z)	288
102	Series 2005-AR2, Class 3A1, 3.88%, 03/25/2035 (z)	103
379	Series 2005-AR3, Class 1A1, 3.64%, 03/25/2035 (z)	389
460	Series 2005-AR10, Class 2A1, 3.71%, 06/25/2035 (z)	472
501	Series 2005-AR14, Class A1, 3.48%, 08/25/2035 (z)	508
218	Series 2005-AR16, Class 6A3, 3.66%, 10/25/2035 (z)	219
48	Series 2006-AR2, Class 2A3, 3.77%, 03/25/2036 (z)	48
171	Series 2006-AR3, Class A3, 4.02%, 03/25/2036 (z)	170
504	Series 2006-AR6, Class 7A1, 3.65%, 03/25/2036 (z)	510

	Total Collateralized Mortgage Obligations (Cost $352,392)	349,101

Commercial Mortgage-Backed Securities — 0.2%
	United States — 0.2%
	GPMT,
1,000	Series 2018-FL1, Class AS, 3.10%, 12/19/2035 (e) (w) (z)	1,000
1,000	Series 2018-FL1, Class B12/19/2035 (e) (w) (z)	1,000
	JP Morgan Chase Commercial Mortgage Securities Trust,
461	Series 2007-LD11, Class AM, 6.18%, 06/15/2049 (z)	469
201	Series 2007-LDPX, Class AM, 5.46%, 01/15/2049 (z)	201

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
368	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, 6.09%, 07/15/2044 (z)	374
1,540	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AJ, 5.45%, 09/15/2039 (z)	1,171
653	Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (z)	653
1,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class C, 6.17%, 04/15/2047 (z) (bb)	1,017

	Total Commercial Mortgage-Backed Securities (Cost $6,152)	5,885

SHARES
Common Stocks — 53.5%
	Argentina — 0.0% (g)
5	MercadoLibre, Inc.	1,672

	Australia — 1.1%
378	Australia & New Zealand Banking Group Ltd.	7,596
401	BHP Billiton Ltd.	9,366
39	Commonwealth Bank of Australia	2,103
17	CSL Ltd.	2,160
467	Dexus	3,321
723	Goodman Group	4,916
25	Macquarie Group Ltd.	2,019
31	National Australia Bank Ltd.	667
55	Oil Search Ltd.	324
113	Wesfarmers Ltd.	3,711
54	Westpac Banking Corp.	1,153

		37,336

	Austria — 0.2%
135	Erste Group Bank AG (a)	6,597

	Belgium — 0.3%
82	Anheuser-Busch InBev SA/NV	8,159
24	KBC Group NV	2,102

		10,261

	Brazil — 0.5%
452	Ambev SA, ADR	2,994
286	Cielo SA	1,568
295	Itau Unibanco Holding SA (Preference)	4,277
244	Lojas Renner SA	2,263
53	Raia Drogasil SA (a)	1,033
116	Ultrapar Participacoes SA	2,003

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Brazil — continued
25	Vale SA, ADR (a)	349
281	WEG SA	1,427

		15,914

	Canada — 0.2%
28	Canadian Pacific Railway Ltd.	5,185
3	Fairfax Financial Holdings Ltd.	1,484
54	Gildan Activewear, Inc.	1,582

		8,251

	Chile — 0.1%
69	Banco Santander Chile, ADR	2,267

	China — 1.2%
44	Alibaba Group Holding Ltd., ADR (a)	7,826
13	Baidu, Inc., ADR (a)	3,349
849	BOC Hong Kong Holdings Ltd.	4,389
509	CNOOC Ltd.	861
88	JD.com, Inc., ADR (a)	3,200
658	Ping An Insurance Group Co. of China Ltd., Class H	6,430
270	Tencent Holdings Ltd.	13,279
312	Tsingtao Brewery Co. Ltd., Class H	1,615

		40,949

	Denmark — 0.4%
25	Chr Hansen Holding A/S	2,245
82	Danske Bank A/S	2,841
138	Novo Nordisk A/S, Class B	6,494
22	Royal Unibrew A/S	1,470

		13,050

	Finland — 0.7%
43	Cargotec OYJ, Class B	2,173
19	Metso OYJ	681
55	Neste OYJ	4,632
730	Nokia OYJ	4,378
469	Outokumpu OYJ	3,037
105	Stora Enso OYJ, Class R	2,071
87	UPM-Kymmene OYJ	3,107
88	Wartsila OYJ Abp	1,859

		21,938

	France — 4.0%
77	Air Liquide SA	10,010
96	Airbus SE	11,248
100	Alstom SA	4,568

SHARES	SECURITY DESCRIPTION	VALUE

	France — continued
297	AXA SA	8,483
176	BNP Paribas SA	13,625
61	Capgemini SE	8,459
104	Credit Agricole SA	1,709
16	Dassault Systemes SE	2,018
79	Engie SA	1,393
29	Faurecia SA	2,344
6	Kering SA	3,599
11	LVMH Moet Hennessy Louis Vuitton SE	3,770
165	Orange SA	3,007
47	Pernod Ricard SA	7,743
51	Peugeot SA	1,256
63	Renault SA	6,879
100	Sanofi	7,875
91	Schneider Electric SE (a)	8,242
53	Sodexo SA	5,242
236	TOTAL SA	14,834
55	Vinci SA	5,512
108	Vivendi SA	2,842

		134,658

	Germany — 2.8%
16	adidas AG	3,919
18	AIXTRON SE (a)	257
25	Allianz SE (Registered)	5,798
65	BASF SE	6,713
76	Bayer AG (Registered)	9,032
82	Brenntag AG	4,718
15	Covestro AG, Reg. S (e)	1,367
114	Daimler AG (Registered)	8,970
91	Deutsche Bank AG (Registered)	1,238
37	Deutsche Boerse AG	4,976
150	Deutsche Post AG (Registered)	6,492
302	Deutsche Telekom AG (Registered)	5,291
54	Evotec AG (a)	872
11	Hannover Rueck SE	1,489
14	HeidelbergCement AG	1,337
47	Henkel AG & Co. KGaA (Preference)	5,996
211	Infineon Technologies AG	5,406
8	Linde AG (a)	1,697
40	ProSiebenSat.1 Media SE	1,466
99	SAP SE	10,987
35	Siemens AG (Registered)	4,419
21	Wirecard AG	2,840

		95,280

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Hong Kong — 0.8%
1,764	AIA Group Ltd.	15,767
379	CK Asset Holdings Ltd.	3,271
23	CK Hutchison Holdings Ltd.	272
449	CK Hutchison Holdings Ltd.	5,314
64	I-CABLE Communications Ltd. (a)	1
54	Jardine Matheson Holdings Ltd.	3,240

		27,865

	India — 0.7%
147	HDFC Bank Ltd., ADR	14,080
395	Infosys Ltd., ADR	6,986
110	Mahindra & Mahindra Ltd., Reg. S, GDR	1,436
189	Mahindra & Mahindra Ltd., Reg. S, GDR	2,472

		24,974

	Indonesia — 0.2%
3,306	Astra International Tbk. PT	1,692
1,297	Bank Central Asia Tbk. PT	2,051
9,060	Bank Rakyat Indonesia Persero Tbk. PT	2,089
282	Unilever Indonesia Tbk. PT	937

		6,769

	Ireland — 0.1%
46	Ryanair Holdings plc, ADR (a)	5,024

	Israel — 0.0% (g)
71	Teva Pharmaceutical Industries Ltd., ADR	1,285

	Italy — 0.9%
271	Assicurazioni Generali SpA	5,477
45	Banca Generali SpA	1,455
1,459	Enel SpA	9,253
13	Ferrari NV	1,587
716	Intesa Sanpaolo SpA	2,723
2,965	Telecom Italia SpA (a)	2,925
286	UniCredit SpA	6,204

		29,624

	Japan — 5.6%
55	Asahi Group Holdings Ltd.	2,787
157	Bridgestone Corp.	6,542
18	Central Japan Railway Co.	3,587
308	Daicel Corp.	3,550
62	Daikin Industries Ltd.	7,184
176	DMG Mori Co. Ltd.	3,281
37	Electric Power Development Co. Ltd.	993
237	Hitachi Ltd.	1,730

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — continued
224	Honda Motor Co. Ltd.	7,699
118	Japan Airlines Co. Ltd.	4,641
153	Japan Tobacco, Inc.	4,118
80	Kao Corp.	5,780
63	KDDI Corp.	1,688
3	Keyence Corp.	1,768
85	Kyowa Hakko Kirin Co. Ltd.	1,831
104	Kyushu Electric Power Co., Inc.	1,284
120	Mabuchi Motor Co. Ltd.	6,019
290	Marui Group Co. Ltd.	6,019
277	Mitsubishi Corp.	7,649
1,408	Mitsubishi UFJ Financial Group, Inc.	9,434
185	NGK Spark Plug Co. Ltd.	4,755
5	Nintendo Co. Ltd.	2,059
98	Nippon Telegraph & Telephone Corp.	4,627
72	Nomura Research Institute Ltd.	3,688
77	Olympus Corp.	2,856
69	Otsuka Corp.	3,183
116	Otsuka Holdings Co. Ltd.	6,039
352	Panasonic Corp.	5,206
599	Renesas Electronics Corp. (a)	6,245
158	Seven & i Holdings Co. Ltd.	6,962
44	Sony Corp.	2,055
247	Sumitomo Electric Industries Ltd.	3,786
170	Sumitomo Mitsui Financial Group, Inc.	7,102
293	T&D Holdings, Inc.	4,981
107	Tokio Marine Holdings, Inc.	5,045
63	Tokyo Gas Co. Ltd.	1,685
309	Tokyu Corp.	5,180
537	Toray Industries, Inc.	5,011
191	Toyota Motor Corp.	12,505
62	West Japan Railway Co.	4,347
168	Yamato Holdings Co. Ltd.	4,327

		189,228

	Luxembourg — 0.1%
125	ArcelorMittal	4,224

	Macau — 0.1%
490	Sands China Ltd.	2,834

	Malaysia — 0.0% (g)
222	Public Bank Bhd.	1,340

	Mexico — 0.2%
19	Fomento Economico Mexicano SAB de CV, ADR	1,875
235	Grupo Financiero Banorte SAB de CV, Class O	1,471
768	Wal-Mart de Mexico SAB de CV	2,136

		5,482

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Netherlands — 1.9%
89	ABN AMRO Group NV, Reg. S, CVA (e)	2,770
51	Akzo Nobel NV	4,661
16	AMG Advanced Metallurgical Group NV	767
43	ASML Holding NV	8,276
40	Heineken NV	4,185
754	ING Groep NV	12,703
38	Koninklijke DSM NV	3,914
113	Koninklijke Philips NV	4,779
255	Royal Dutch Shell plc, Class A	8,863
345	Royal Dutch Shell plc, Class B	12,304

		63,222

	Norway — 0.1%
89	Telenor ASA	1,969

	Peru — 0.1%
12	Credicorp Ltd.	2,725

	Russia — 0.2%
62	Magnit PJSC, Reg. S, GDR	1,166
649	Sberbank of Russia PJSC	2,313
140	Sberbank of Russia PJSC, ADR	2,063

		5,542

	Singapore — 0.3%
216	DBS Group Holdings Ltd.	4,988
218	United Overseas Bank Ltd.	4,934

		9,922

	South Africa — 0.5%
53	Bid Corp. Ltd.	1,219
128	Bidvest Group Ltd. (The)	2,504
18	Capitec Bank Holdings Ltd.	1,305
574	FirstRand Ltd.	3,075
42	Mr Price Group Ltd.	916
59	MTN Group Ltd.	589
150	RMB Holdings Ltd.	943
244	Sanlam Ltd.	1,540
102	Shoprite Holdings Ltd.	2,032
44	Tiger Brands Ltd.	1,383

		15,506

	South Korea — 0.3%
17	Hyundai Motor Co.	2,572
3	Samsung Electronics Co. Ltd. (bb)	7,728

		10,300

SHARES	SECURITY DESCRIPTION	VALUE

	Spain — 0.9%
668	Banco Santander SA	4,318
958	Bankia SA	4,206
1,200	Iberdrola SA	9,268
216	Industria de Diseno Textil SA	6,690
221	Repsol SA	4,217
305	Telefonica SA	3,106

		31,805

	Sweden — 0.3%
190	Dometic Group AB (e)	1,823
433	Svenska Handelsbanken AB, Class A	4,829
37	Swedish Orphan Biovitrum AB (a)	794
171	Volvo AB, Class B	2,903

		10,349

	Switzerland — 2.7%
52	Cie Financiere Richemont SA (Registered)	4,982
237	Credit Suisse Group AG (Registered) (a)	3,989
88	Ferguson plc	6,735
2	Georg Fischer AG (Registered)	2,136
12	LafargeHolcim Ltd. (Registered) (a)	642
101	LafargeHolcim Ltd. (Registered) (a)	5,624
51	Logitech International SA (Registered)	1,885
194	Nestle SA (Registered)	14,994
188	Novartis AG (Registered)	14,455
4	Partners Group Holding AG	2,984
63	Roche Holding AG	13,944
6	Swatch Group AG (The)	2,924
85	Swiss Re AG	8,106
271	UBS Group AG (Registered) (a)	4,542
16	VAT Group AG, Reg. S (a) (e)	2,392
5	Zurich Insurance Group AG (a)	1,751

		92,085

	Taiwan — 0.5%
385	Delta Electronics, Inc.	1,395
6	Largan Precision Co. Ltd.	698
307	President Chain Store Corp.	3,018
270	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10,393

		15,504

	Thailand — 0.1%
126	Siam Cement PCL (The) (Registered)	1,862
347	Siam Commercial Bank PCL (The)	1,440

		3,302

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Turkey — 0.0% (g)
168	KOC Holding A/S	566

	United Kingdom — 3.5%
347	3i Group plc	4,473
27	AstraZeneca plc	1,893
669	Aviva plc	4,859
243	Barratt Developments plc	1,866
1,050	BP plc	7,803
217	British American Tobacco plc	11,909
157	Burberry Group plc	3,954
20	Diageo plc	703
424	Dixons Carphone plc	1,182
147	Fiat Chrysler Automobiles NV (a)	3,264
376	GlaxoSmithKline plc	7,534
906	HSBC Holdings plc	9,019
66	InterContinental Hotels Group plc	4,156
204	International Consolidated Airlines Group SA	1,760
1,583	ITV plc	3,294
4,354	Lloyds Banking Group plc	3,861
345	Prudential plc	8,880
119	Rio Tinto Ltd.	7,074
24	Rio Tinto plc	1,287
634	Standard Chartered plc	6,658
903	Taylor Wimpey plc	2,378
43	TechnipFMC plc	1,405
84	Unilever NV ,CVA	4,811
3,712	Vodafone Group plc	10,832
25	Whitbread plc	1,495

		116,350

	United States — 21.9%
57	Acadia Healthcare Co., Inc. (a)	2,044
20	Adobe Systems, Inc. (a)	4,323
20	AdvanSix, Inc. (a)	707
10	Aetna, Inc.	1,755
2	Alleghany Corp.	1,059
16	Allergan plc	2,406
82	Ally Financial, Inc.	2,136
7	Alphabet, Inc., Class A (a)	7,544
16	Alphabet, Inc., Class C (a)	16,497
11	Amazon.com, Inc. (a)	17,043
43	American Electric Power Co., Inc.	3,035
9	American Express Co.	921
85	American Homes 4 Rent, Class A	1,721
73	American International Group, Inc.	4,110

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
19		AmerisourceBergen Corp.	1,725
30		Amphenol Corp., Class A	2,485
17		Analog Devices, Inc.	1,442
96		Apple, Inc. (j)	15,917
53		Applied Materials, Inc.	2,651
9		Arista Networks, Inc. (a)	2,449
22		Arrow Electronics, Inc. (a)	1,653
5		AutoZone, Inc. (a)	3,006
19		Avaya Holdings Corp. (a)	439
99		Ball Corp.	3,952
309		Bank of America Corp.	9,251
34		Becton Dickinson and Co.	7,844
—	(h)	Berkshire Hathaway, Inc., Class A (a)	18,602
18		Best Buy Co., Inc.	1,394
5		BlackRock, Inc.	2,546
15		Boeing Co. (The)	4,963
2		Booking Holdings, Inc. (a)	3,629
43		Brinker International, Inc.	1,880
120		Brixmor Property Group, Inc.	1,787
19		Broadcom, Inc.	4,300
68		Capital One Financial Corp. (j)	6,121
20		Carlisle Cos., Inc.	2,193
37		Cavium, Inc. (a)	2,763
109		CBRE Group, Inc., Class A (a) (j)	4,944
32		CBS Corp. (Non-Voting), Class B	1,582
158		Charles Schwab Corp. (The)	8,819
9		Charter Communications, Inc., Class A (a)	2,395
16		Chubb Ltd.	2,226
73		Cisco Systems, Inc.	3,247
54		Citigroup, Inc.	3,665
64		Citizens Financial Group, Inc.	2,655
48		Clear Channel Outdoor Holdings, Inc., Class A	229
7		Clorox Co. (The)	799
31		CNO Financial Group, Inc.	675
151		Coca-Cola Co. (The)	6,523
21		Columbia Sportswear Co.	1,759
38		Comcast Corp., Class A	1,187
30		Comerica, Inc.	2,821
55		CommScope Holding Co., Inc. (a)	2,092
26		Concho Resources, Inc. (a)	4,110
46		ConocoPhillips	3,036
19		Constellation Brands, Inc., Class A	4,492
57		Copart, Inc. (a)	2,900
89		Corning, Inc.	2,407

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
93	Coty, Inc., Class A	1,616
16	CVS Health Corp.	1,103
27	Deere & Co.	3,714
122	Delta Air Lines, Inc. (j)	6,382
13	DexCom, Inc. (a)	942
27	Dick’s Sporting Goods, Inc.	885
97	DISH Network Corp., Class A (a)	3,271
25	Dover Corp.	2,325
27	Dr Pepper Snapple Group, Inc.	3,196
16	Duke Energy Corp.	1,302
22	Eagle Materials, Inc.	2,198
50	East West Bancorp, Inc.	3,311
16	EastGroup Properties, Inc.	1,430
23	Edison International	1,515
34	Electronic Arts, Inc. (a)	3,973
22	Energizer Holdings, Inc.	1,237
124	Entercom Communications Corp., Class A (j)	1,257
22	EOG Resources, Inc.	2,648
43	EQT Corp.	2,159
25	Eversource Energy	1,495
82	Evolent Health, Inc., Class A (a)	1,347
33	Exact Sciences Corp. (a)	1,626
52	Exelixis, Inc. (a)	1,086
13	Expedia Group, Inc.	1,466
85	Extended Stay America, Inc.	1,657
67	Exxon Mobil Corp. (j)	5,197
48	Facebook, Inc., Class A (a)	8,330
29	Fastenal Co.	1,446
9	Federal Realty Investment Trust	1,068
64	Fifth Third Bancorp	2,113
29	First Republic Bank	2,692
123	Fiserv, Inc. (a)	8,731
40	Fortune Brands Home & Security, Inc.	2,187
34	Gap, Inc. (The)	996
23	Gartner, Inc. (a)	2,729
15	Genuine Parts Co.	1,326
40	Global Payments, Inc.	4,556
58	GoDaddy, Inc., Class A (a)	3,776
2	Goodman Private (a) (bb)	—
102	Graphic Packaging Holding Co.	1,465
22	Guidewire Software, Inc. (a)	1,844
52	Hartford Financial Services Group, Inc. (The)	2,801
15	HCA Healthcare, Inc.	1,418
75	Hewlett Packard Enterprise Co.	1,284

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
71	Hilton Worldwide Holdings, Inc.	5,600
10	Home Depot, Inc. (The)	1,796
22	Honeywell International, Inc.	3,189
22	Illinois Tool Works, Inc. (j)	3,120
13	Illumina, Inc. (a)	3,077
19	Intercept Pharmaceuticals, Inc. (a)	1,294
6	Intuitive Surgical, Inc. (a)	2,741
45	Invesco Ltd.	1,300
18	Jazz Pharmaceuticals plc (a)	2,784
6	John Bean Technologies Corp.	623
35	Johnson & Johnson	4,455
41	KapStone Paper and Packaging Corp.	1,406
107	Kimco Realty Corp.	1,559
175	Kinder Morgan, Inc.	2,761
43	Kohl’s Corp.	2,661
10	Kraft Heinz Co. (The)	538
75	Kroger Co. (The)	1,878
73	La Quinta Holdings, Inc. (a)	1,422
22	Lennox International, Inc.	4,216
78	LKQ Corp. (a)	2,417
93	Loews Corp. (j)	4,890
18	Lululemon Athletica, Inc. (a)	1,823
25	M&T Bank Corp.	4,603
35	Marathon Petroleum Corp.	2,599
9	Marsh & McLennan Cos., Inc.	749
13	Martin Marietta Materials, Inc.	2,483
69	Mastercard, Inc., Class A	12,266
13	Medtronic plc	1,031
69	Merck & Co., Inc.	4,063
150	Microsoft Corp. (j)	14,013
25	Mid-America Apartment Communities, Inc.	2,260
10	Middleby Corp. (The) (a)	1,239
19	Mohawk Industries, Inc. (a)	4,004
30	Molson Coors Brewing Co., Class B	2,116
32	Monster Beverage Corp. (a)	1,733
42	Morgan Stanley	2,189
23	Murphy USA, Inc. (a)	1,437
29	Nasdaq, Inc.	2,571
16	Netflix, Inc. (a)	5,062
30	Nexstar Media Group, Inc., Class A	1,879
73	NextEra Energy, Inc.	11,951
1	NII Holdings, Inc. (a)	3
13	Nordson Corp.	1,647
40	Nordstrom, Inc.	2,020

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
19	Northern Trust Corp.	2,040
9	Northrop Grumman Corp.	3,040
18	NVIDIA Corp. (j)	3,975
38	Occidental Petroleum Corp.	2,939
21	Old Dominion Freight Line, Inc.	2,848
47	Oshkosh Corp.	3,389
85	Outfront Media, Inc.	1,602
22	Palo Alto Networks, Inc. (a)	4,227
22	Parker-Hannifin Corp.	3,682
152	PayPal Holdings, Inc. (a)	11,334
33	PBF Energy, Inc., Class A	1,262
1	Penn Virginia Corp. (a)	49
192	Pfizer, Inc.	7,020
27	Phillips 66	2,979
33	PNC Financial Services Group, Inc. (The)	4,852
29	Post Holdings, Inc. (a)	2,344
32	Procter & Gamble Co. (The)	2,288
47	Progressive Corp. (The)	2,840
10	Prudential Financial, Inc.	1,061
12	Public Storage	2,472
28	QUALCOMM, Inc.	1,404
60	Rayonier, Inc.	2,243
16	Red Hat, Inc. (a)	2,577
45	Revance Therapeutics, Inc. (a)	1,251
27	S&P Global, Inc.	5,023
7	Sage Therapeutics, Inc. (a)	1,065
104	salesforce.com, Inc. (a)	12,636
22	ServiceNow, Inc. (a)	3,615
130	Shire plc	6,935
59	Southwest Airlines Co.	3,121
22	Spark Therapeutics, Inc. (a)	1,696
32	Splunk, Inc. (a)	3,246
15	Spotify Technology SA (a)	2,354
26	Square, Inc., Class A (a)	1,247
25	Stanley Black & Decker, Inc.	3,491
56	SunTrust Banks, Inc.	3,772
40	T. Rowe Price Group, Inc.	4,562
11	Take-Two Interactive Software, Inc. (a)	1,124
30	Teladoc, Inc. (a)	1,289
5	Tesla, Inc. (a)	1,555
38	Texas Instruments, Inc. (j)	3,879
231	TherapeuticsMD, Inc. (a)	1,270
26	Thermo Fisher Scientific, Inc.	5,483
14	Tiffany & Co.	1,441

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
136	Time Warner, Inc.	12,901
21	Travelers Cos., Inc. (The)	2,820
4	Ulta Beauty, Inc. (a)	1,068
32	Union Pacific Corp.	4,309
23	United Technologies Corp.	2,812
140	UnitedHealth Group, Inc. (j)	33,043
29	Unum Group	1,416
60	US Bancorp	3,004
27	Veeva Systems, Inc., Class A (a)	1,879
44	Verizon Communications, Inc.	2,170
22	Vertex Pharmaceuticals, Inc. (a)	3,423
81	Visa, Inc., Class A	10,301
17	Vistra Energy Corp. (a)	391
25	WABCO Holdings, Inc. (a)	3,211
34	Walgreens Boots Alliance, Inc.	2,234
72	Walt Disney Co. (The)	7,213
115	Waste Connections, Inc.	8,329
18	Wayfair, Inc., Class A (a)	1,128
152	Wells Fargo & Co. (j)	7,882
42	WestRock Co.	2,477
34	Weyerhaeuser Co.	1,254
40	Williams Cos., Inc. (The)	1,030
45	Worldpay, Inc. (a)	3,671
62	Xcel Energy, Inc.	2,884

		738,796

	Total Common Stocks (Cost $1,588,492)	1,804,765

PRINCIPAL AMOUNT
Convertible Bonds — 0.0% (g)
	United States — 0.0% (g)
	Liberty Interactive LLC,
100	3.75%, 02/15/2030	66
55	4.00%, 11/15/2029	37

	Total Convertible Bonds (Cost $97)	103

Corporate Bonds — 8.8%
	Argentina — 0.1%
320	Arcor SAIC, Reg. S, 6.00%, 07/06/2023	331
150	Generacion Mediterranea SA, 9.63%, 07/27/2023 (e)	163
	Pampa Energia SA,
100	Reg. S, 7.38%, 07/21/2023	104
150	Reg. S, 7.50%, 01/24/2027	152

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Argentina — continued
390	Tecpetrol SA, 4.88%, 12/12/2022 (e)	377
	YPF SA,
90	6.95%, 07/21/2027 (e)	88
350	7.00%, 12/15/2047 (e)	312
866	Reg. S, 8.50%, 03/23/2021	938
400	Reg. S, 8.75%, 04/04/2024	438

		2,903

	Australia — 0.0% (g)
	FMG Resources August 2006 Pty. Ltd.,
263	4.75%, 05/15/2022 (e)	261
180	5.13%, 05/15/2024 (e)	177
167	Nufarm Australia Ltd., 5.75%, 04/30/2026 (e)	167

		605

	Azerbaijan — 0.1%
	State Oil Co. of the Azerbaijan Republic,
200	Reg. S, 4.75%, 03/13/2023	199
1,440	Reg. S, 6.95%, 03/18/2030	1,545

		1,744

	Bahrain — 0.0% (g)
300	Batelco International Finance No. 1 Ltd., Reg. S, 4.25%, 05/01/2020	292

	Brazil — 0.2%
	Banco do Brasil SA,
400	Reg. S, 5.88%, 01/26/2022	409
530	Cemig Geracao e Transmissao SA, 9.25%, 12/05/2024 (e)	572
155	CSN Resources SA, Reg. S, 6.50%, 07/21/2020	150
	JBS USA LUX SA,
560	5.75%, 06/15/2025 (e)	526
351	6.75%, 02/15/2028 (e)	336
754	7.25%, 06/01/2021 (e)	760
	JSL Europe SA,
630	7.75%, 07/26/2024 (e)	633
340	Light Servicos de Eletricidade SA, 7.25%, 05/03/2023 (e)	343
	Petrobras Global Finance BV,
500	6.25%, 03/17/2024	523
201	8.38%, 05/23/2021	226
700	8.75%, 05/23/2026	823
200	Suzano Austria GmbH, Reg. S, 7.00%, 03/16/2047	222

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Brazil — continued
200	Votorantim Cimentos SA, Reg. S, 7.25%, 04/05/2041	217
380	Vrio Finco 1 LLC, 6.88%, 04/04/2028 (e)	380

		6,120

	Canada — 0.3%
405	1011778 BC ULC, 4.25%, 05/15/2024 (e)	385
613	Athabasca Oil Corp., 9.88%, 02/24/2022 (e)	618
100	ATS Automation Tooling Systems, Inc., 6.50%, 06/15/2023 (e)	105
	Baytex Energy Corp.,
23	5.13%, 06/01/2021 (e)	22
49	5.63%, 06/01/2024 (e)	43
	Bombardier, Inc.,
384	6.00%, 10/15/2022 (e)	382
192	6.13%, 01/15/2023 (e)	194
151	7.50%, 12/01/2024 (e)	159
380	7.50%, 03/15/2025 (e)	395
1,012	8.75%, 12/01/2021 (e)	1,126
	Concordia International Corp.,
421	7.00%, 04/15/2023 (d) (e) (bb)	25
359	9.00%, 04/01/2022 (e)	327
387	Cott Holdings, Inc., 5.50%, 04/01/2025 (e)	384
1,695	Garda World Security Corp., 8.75%, 05/15/2025 (e)	1,771
325	Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/2024 (e)	345
200	Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/2025 (e)	190
180	Hudbay Minerals, Inc., 7.25%, 01/15/2023 (e)	188
117	Jupiter Resources, Inc., 8.50%, 10/01/2022 (e)	51
147	Kronos Acquisition Holdings, Inc., 9.00%, 08/15/2023 (e)	140
	Mattamy Group Corp.,
50	6.50%, 10/01/2025 (e)	50
185	6.88%, 12/15/2023 (e)	190
	MEG Energy Corp.,
360	6.38%, 01/30/2023 (e)	324
321	6.50%, 01/15/2025 (e)	321
84	7.00%, 03/31/2024 (e)	75
	NOVA Chemicals Corp.,
267	4.88%, 06/01/2024 (e)	259
252	5.00%, 05/01/2025 (e)	243
96	5.25%, 06/01/2027 (e)	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Canada — continued
	Open Text Corp.,
323	5.63%, 01/15/2023 (e)	334
288	5.88%, 06/01/2026 (e)	299
	Precision Drilling Corp.,
48	5.25%, 11/15/2024	45
44	6.50%, 12/15/2021	45
142	7.13%, 01/15/2026 (e)	144
150	Quebecor Media, Inc., 5.75%, 01/15/2023	154
131	Seven Generations Energy Ltd., 5.38%, 09/30/2025 (e)	127
	Teck Resources Ltd.,
180	5.40%, 02/01/2043	172
260	6.00%, 08/15/2040	271
590	6.13%, 10/01/2035	627
	Videotron Ltd.,
47	5.13%, 04/15/2027 (e)	46
320	5.38%, 06/15/2024 (e)	329

		10,997

	Chile — 0.0% (g)
300	Corp. Nacional del Cobre de Chile, Reg. S, 4.50%, 09/16/2025	307
200	Empresa Electrica Angamos SA, Reg. S, 4.88%, 05/25/2029	194
200	Empresa Nacional del Petroleo, Reg. S, 3.75%, 08/05/2026	190
400	Geopark Ltd., 6.50%, 09/21/2024 (e)	398
200	VTR Finance BV, Reg. S, 6.88%, 01/15/2024	206

		1,295

	China — 0.2%
3,600	China Development Bank, Reg. S, 2.63%, 01/24/2022	3,483
200	China Minmetals Corp., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%, 11/13/2022 (x) (y) (aa)	189
	Fortune Star BVI Ltd.,
570	Reg. S, 5.25%, 03/23/2022	541
260	GOME Retail Holdings Ltd., Reg. S, 5.00%, 03/10/2020	255
200	Guangxi Communications Investment Group Co. Ltd., Reg. S, 3.00%, 11/04/2019	196
250	Hongkong International Qingdao Co. Ltd., Reg. S, 4.25%, 12/04/2022	243
200	Huarong Finance II Co. Ltd., Reg. S, 2.75%, 06/03/2019	198

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	China — continued
200	Moon Wise Global Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 12.37%), 9.00%, 01/28/2019 (x) (y) (aa)	205
200	Rock International Investment, Inc., Reg. S, 6.63%, 03/27/2020	177
200	Sinopec Group Overseas Development Ltd., Reg. S, 4.10%, 04/28/2045	185
200	Three Gorges Finance I Cayman Islands Ltd., Reg. S, 3.70%, 06/10/2025	196
200	Times China Holdings Ltd., Reg. S, 6.25%, 01/23/2020	200

		6,068

	Colombia — 0.0% (g)
150	Banco GNB Sudameris SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.56%), 6.50%, 04/03/2027 (e) (aa)	151
	Ecopetrol SA,
470	5.38%, 06/26/2026	484
300	5.88%, 09/18/2023	319

		954

	Congo, Democratic Republic of the — 0.0% (g)
240	HTA Group Ltd., Reg. S, 9.13%, 03/08/2022	251

	Costa Rica — 0.0% (g)
200	Banco Nacional de Costa Rica, Reg. S, 5.88%, 04/25/2021	206

	Ecuador — 0.0% (g)
	Petroamazonas EP,
200	Reg. S, 4.63%, 02/16/2020	190
450	4.63%, 11/06/2020 (e)	416

		606

	Finland — 0.0% (g)
	Nokia OYJ,
15	3.38%, 06/12/2022	14
455	4.38%, 06/12/2027	422
201	6.63%, 05/15/2039	210

		646

	France — 0.1%
	Altice France SA,
800	6.00%, 05/15/2022 (e)	791
850	6.25%, 05/15/2024 (e)	810
334	7.38%, 05/01/2026 (e)	324

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	France — continued
400	Societe Generale SA, (USD Swap Semi 5 Year + 6.24%), 7.38%, 09/13/2021 (e) (x) (y) (aa)	424

		2,349

	Germany — 0.3%
3,500	Kreditanstalt fuer Wiederaufbau, 2.63%, 04/12/2021	3,483
4,870	Landwirtschaftliche Rentenbank, 2.38%, 02/21/2020 (e)	4,848
455	Unitymedia GmbH, 6.13%, 01/15/2025 (e)	478

		8,809

	Ghana — 0.0% (g)
636	Tullow Oil plc, 7.00%, 03/01/2025 (e)	645

	Guatemala — 0.0% (g)
200	Comunicaciones Celulares SA, Reg. S, 6.88%, 02/06/2024	208

	Hong Kong — 0.0% (g)
200	King Power Capital Ltd., Reg. S, 5.63%, 11/03/2024	213
610	WTT Investment Ltd., 5.50%, 11/21/2022 (e)	589

		802

	Hungary — 0.0% (g)
200	MFB Magyar Fejlesztesi Bank Zrt., Reg. S, 6.25%, 10/21/2020	213

	India — 0.0% (g)
200	Greenko Dutch BV, 5.25%, 07/24/2024 (e)	191
200	IDBI Bank Ltd., Reg. S, 3.75%, 01/25/2019	200
240	JSW Steel Ltd., Reg. S, 5.25%, 04/13/2022	238
200	UPL Corp. Ltd., Reg. S, 3.25%, 10/13/2021	194

		823

	Indonesia — 0.1%
200	Listrindo Capital BV, Reg. S, 4.95%, 09/14/2026	187
200	Medco Platinum Road Pte. Ltd., 6.75%, 01/30/2025 (e)	191
	Minejesa Capital BV,
470	4.63%, 08/10/2030 (e)	447
300	5.63%, 08/10/2037 (e)	289
	Pertamina Persero PT,
400	Reg. S, 6.45%, 05/30/2044	441
200	Reg. S, 6.50%, 05/27/2041	221
200	Perusahaan Listrik Negara PT, Reg. S, 4.13%, 05/15/2027	188

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Indonesia — continued
220	Theta Capital Pte. Ltd., Reg. S, 7.00%, 04/11/2022	207

		2,171

	Ireland — 0.1%
	Ardagh Packaging Finance plc,
550	6.00%, 02/15/2025 (e)	556
200	7.25%, 05/15/2024 (e)	212
258	Avolon Holdings Funding Ltd., 5.50%, 01/15/2023 (e)	257
	Park Aerospace Holdings Ltd.,
65	4.50%, 03/15/2023 (e)	62
205	5.25%, 08/15/2022 (e)	204
557	5.50%, 02/15/2024 (e)	541

		1,832

	Israel — 0.0% (g)
	Teva Pharmaceutical Finance Netherlands III BV,
260	3.15%, 10/01/2026	207
610	6.75%, 03/01/2028 (e)	602

		809

	Italy — 0.0% (g)
	Telecom Italia Capital SA,
251	6.00%, 09/30/2034	260
540	6.38%, 11/15/2033	587
77	7.20%, 07/18/2036	88
37	7.72%, 06/04/2038	45
271	Wind Tre SpA, 5.00%, 01/20/2026 (e)	227

		1,207

	Jamaica — 0.0% (g)
	Digicel Group Ltd.,
420	Reg. S, 7.13%, 04/01/2022	342
200	Reg. S, 8.25%, 09/30/2020	180

		522

	Japan — 0.0% (g)
200	SoftBank Group Corp., 4.50%, 04/15/2020 (e)	205

	Jordan — 0.0% (g)
370	Hikma Pharmaceuticals plc, Reg. S, 4.25%, 04/10/2020	367

	Kazakhstan — 0.2%
1,340	Kazakhstan Temir Zholy Finance BV, Reg. S, 6.95%, 07/10/2042	1,466

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Kazakhstan — continued
	Kazakhstan Temir Zholy National Co. JSC,
700	4.85%, 11/17/2027 (e)	695
	KazMunayGas National Co. JSC,
600	5.38%, 04/24/2030 (e)	598
320	6.38%, 10/24/2048 (e)	327
1,350	Reg. S, 3.88%, 04/19/2022	1,333
400	Reg. S, 7.00%, 05/05/2020	427
200	KazMunayGas National Co. PJSC, Reg. S, 4.75%, 04/19/2027	196
350	Nostrum Oil & Gas Finance BV, 8.00%, 07/25/2022 (e)	357

		5,399

	Luxembourg — 0.2%
650	Altice Financing SA, 7.50%, 05/15/2026 (e)	639
	Altice Luxembourg SA,
400	7.63%, 02/15/2025 (e)	360
400	7.75%, 05/15/2022 (e)	382
	ArcelorMittal,
28	5.75%, 03/01/2021	29
330	6.13%, 06/01/2025	357
525	6.50%, 02/25/2022	566
63	7.00%, 03/01/2041	72
268	7.25%, 10/15/2039	318
132	Intelsat Connect Finance SA, 12.50%, 04/01/2022 (e)	116
	Intelsat Jackson Holdings SA,
645	5.50%, 08/01/2023	541
382	7.25%, 10/15/2020	373
530	7.50%, 04/01/2021	502
462	8.00%, 02/15/2024 (e)	487
391	9.75%, 07/15/2025 (e)	383

		5,125

	Mauritius — 0.0% (g)
460	Liquid Telecommunications Financing plc, 8.50%, 07/13/2022 (e)	484

	Mexico — 0.4%
400	Banco Nacional de Comercio Exterior SNC, Reg. S, 4.38%, 10/14/2025	397
800	BBVA Bancomer SA, Reg. S, 4.38%, 04/10/2024	801
	Cemex SAB de CV,
545	5.70%, 01/11/2025 (e)	551
1,060	6.13%, 05/05/2025 (e)	1,097
1,200	7.75%, 04/16/2026 (e)	1,316

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — continued
620	Cometa Energia SA de CV, 6.38%, 04/24/2035 (e)	605
300	Grupo KUO SAB de CV, Reg. S, 5.75%, 07/07/2027	292
350	Nemak SAB de CV, 4.75%, 01/23/2025 (e)	341
	Petroleos Mexicanos,
300	4.88%, 01/24/2022	305
1,500	5.38%, 03/13/2022	1,550
100	5.50%, 01/21/2021	104
200	(ICE LIBOR USD 3 Month + 3.65%), 5.72%, 03/11/2022 (aa)	218
3,300	6.38%, 02/04/2021	3,475
950	6.75%, 09/21/2047	915
160	Reg. S, 6.35%, 02/12/2048	147

		12,114

	Morocco — 0.0% (g)
200	OCP SA, Reg. S, 6.88%, 04/25/2044	215

	Netherlands — 0.2%
	Bank Nederlandse Gemeenten NV,
4,800	2.50%, 02/16/2021 (e)	4,754
AUD 602	Reg. S, 4.75%, 03/06/2023	492
250	Constellium NV, 6.63%, 03/01/2025 (e)	253
400	NXP BV, 4.63%, 06/15/2022 (e)	403
600	UPCB Finance IV Ltd., 5.38%, 01/15/2025 (e)	587
400	Ziggo Bond Finance BV, 5.88%, 01/15/2025 (e)	378
330	Ziggo Secured Finance BV, 5.50%, 01/15/2027 (e)	311

		7,178

	Nigeria — 0.0% (g)
288	Fidelity Bank plc, 10.50%, 10/16/2022 (e)	293
280	IHS Netherlands Holdco BV, Reg. S, 9.50%, 10/27/2021	288

		581

	Norway — 0.0% (g)
161	Aker BP ASA, 5.88%, 03/31/2025 (e)	167
200	DNO ASA, Reg. S, 8.75%, 06/18/2020 (e)	206

		373

	Panama — 0.0% (g)
200	Banistmo SA, 3.65%, 09/19/2022 (e)	191

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Peru — 0.0% (g)
200	Corp. Financiera de Desarrollo SA, Reg. S, 4.75%, 02/08/2022	204
200	Fondo MIVIVIENDA SA, Reg. S, 3.50%, 01/31/2023	195
230	Inkia Energy Ltd., 5.88%, 11/09/2027 (e)	220
200	Nexa Resources SA, Reg. S, 5.38%, 05/04/2027	200
	Petroleos del Peru SA,
200	Reg. S, 4.75%, 06/19/2032	189
200	Reg. S, 5.63%, 06/19/2047	195
150	Union Andina de Cementos SAA, Reg. S, 5.88%, 10/30/2021	154

		1,357

	Qatar — 0.1%
1,290	ABQ Finance Ltd., Reg. S, 3.50%, 02/22/2022	1,243
648	Ras Laffan Liquefied Natural Gas Co. Ltd. II, Reg. S, 5.30%, 09/30/2020	662

		1,905

	Russia — 0.1%
200	GTLK Europe DAC, Reg. S, 5.13%, 05/31/2024	190
200	Sberbank of Russia, Reg. S, 6.13%, 02/07/2022	208
200	Sberbank of Russia Via SB Capital SA, Reg. S, 6.13%, 02/07/2022	208
	Vnesheconombank Via VEB Finance plc,
200	Reg. S, 5.94%, 11/21/2023	208
300	Reg. S, 6.03%, 07/05/2022	311
440	VTB Bank OJSC Via VTB Capital SA, Reg. S, 6.95%, 10/17/2022	452

		1,577

	Singapore — 0.0% (g)
300	Olam International Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.29%), 5.35%, 07/20/2021 (x) (y) (aa)	292

	South Africa — 0.1%
	Eskom Holdings SOC Ltd.,
350	Reg. S, 5.75%, 01/26/2021	350
200	Reg. S, 6.75%, 08/06/2023	202
200	Reg. S, 7.13%, 02/11/2025	204
	Stillwater Mining Co.,
730	6.13%, 06/27/2022 (e)	731
200	7.13%, 06/27/2025 (e)	202

		1,689

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	South Korea — 0.0% (g)
910	Heungkuk Life Insurance Co. Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/2047 (aa)	849

	Trinidad and Tobago — 0.0% (g)
	Petroleum Co. of Trinidad & Tobago Ltd.,
650	Reg. S, 9.75%, 08/14/2019	684

	Turkey — 0.1%
520	Akbank Turk A/S, Reg. S, 5.13%, 03/31/2025	492
250	QNB Finansbank A/S, Reg. S, 4.88%, 05/19/2022	239
301	Ronesans Gayrimenkul Yatirim A/S, 7.25%, 04/26/2023 (e)	295
200	TC Ziraat Bankasi A/S, 5.13%, 09/29/2023 (e)	191
	Turkiye Is Bankasi A/S,
300	6.13%, 04/25/2024 (e)	291
200	Reg. S, 6.00%, 10/24/2022	195
800	Turkiye Sise ve Cam Fabrikalari A/S, Reg. S, 4.25%, 05/09/2020	797
338	Yapi ve Kredi Bankasi A/S, 6.10%, 03/16/2023 (e)	331

		2,831

	Ukraine — 0.0% (g)
	State Savings Bank of Ukraine,
750	Reg. S, SUB, 9.38%, 03/10/2023	774
200	Reg. S, SUB, 9.63%, 03/20/2025	208

		982

	United Arab Emirates — 0.1%
	DAE Funding LLC,
141	4.50%, 08/01/2022 (e)	135
151	5.00%, 08/01/2024 (e)	145
590	EA Partners I BV, Reg. S, 6.88%, 09/28/2020	433
350	ICD Sukuk Co. Ltd., Reg. S, 3.51%, 05/21/2020	346
718	Shelf Drilling Holdings Ltd., 8.25%, 02/15/2025 (e)	729

		1,788

	United Kingdom — 0.2%
400	Ashtead Capital, Inc., 5.63%, 10/01/2024 (e)	412
	Barclays plc,
620	5.20%, 05/12/2026	620
300	(USD Swap Semi 5 Year + 6.71%), 8.25%, 12/15/2018 (x) (y) (aa)	308

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United Kingdom — continued
463	Fiat Chrysler Automobiles NV, 5.25%, 04/15/2023	481
423	Jaguar Land Rover Automotive plc, 4.50%, 10/01/2027 (e)	381
508	KCA Deutag UK Finance plc, 7.25%, 05/15/2021 (e)	494
	Noble Holding International Ltd.,
24	5.25%, 03/15/2042	16
135	6.20%, 08/01/2040	95
162	7.75%, 01/15/2024	152
356	7.88%, 02/01/2026 (e)	358
23	8.95%, 04/01/2045	20
	Royal Bank of Scotland Group plc,
240	5.13%, 05/28/2024	244
330	6.00%, 12/19/2023	350
1,147	6.10%, 06/10/2023	1,218
450	6.13%, 12/15/2022	477
200	(USD Swap Semi 5 Year + 5.80%), 7.50%, 08/10/2020 (x) (y) (aa)	210
200	(USD Swap Semi 5 Year + 7.60%), 8.62%, 08/15/2021 (x) (y) (aa)	219
600	Virgin Media Finance plc, 6.38%, 04/15/2023 (e)	605

		6,660

	United States — 5.6%
	Acadia Healthcare Co., Inc.,
401	5.63%, 02/15/2023	405
40	6.13%, 03/15/2021	41
175	6.50%, 03/01/2024	181
219	ACE Cash Express, Inc., 12.00%, 12/15/2022 (e)	243
1,005	ADT Corp. (The), 4.13%, 06/15/2023	942
	AECOM,
548	5.13%, 03/15/2027	526
261	5.88%, 10/15/2024	272
358	AES Corp., 5.50%, 04/15/2025	366
500	Ahern Rentals, Inc., 7.38%, 05/15/2023 (e)	482
360	Aircastle Ltd., 4.13%, 05/01/2024	353
	AK Steel Corp.,
115	6.38%, 10/15/2025	108
230	7.00%, 03/15/2027	223
20	7.50%, 07/15/2023	21
	Albertsons Cos. LLC,
282	5.75%, 03/15/2025	246
1,670	6.63%, 06/15/2024	1,557

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
257	Alcoa Nederland Holding BV, 6.75%, 09/30/2024 (e)	276
	Aleris International, Inc.,
225	7.88%, 11/01/2020	222
120	9.50%, 04/01/2021 (e)	125
	Alliance Data Systems Corp.,
545	5.38%, 08/01/2022 (e)	548
170	5.88%, 11/01/2021 (e)	173
932	Allison Transmission, Inc., 4.75%, 10/01/2027 (e)	877
	Ally Financial, Inc.,
1,205	4.63%, 03/30/2025	1,195
435	5.13%, 09/30/2024	446
296	5.75%, 11/20/2025	305
253	8.00%, 11/01/2031	307
	Altice US Finance I Corp.,
665	5.38%, 07/15/2023 (e)	666
572	5.50%, 05/15/2026 (e)	554
	AMC Entertainment Holdings, Inc.,
380	5.75%, 06/15/2025	368
123	5.88%, 11/15/2026	120
181	6.13%, 05/15/2027	175
	AMC Networks, Inc.,
203	4.75%, 08/01/2025	192
380	5.00%, 04/01/2024	371
	American Axle & Manufacturing, Inc.,
616	6.25%, 04/01/2025	616
176	6.25%, 03/15/2026	174
668	6.50%, 04/01/2027	664
235	American Woodmark Corp., 4.88%, 03/15/2026 (e)	227
	AmeriGas Partners LP,
75	5.50%, 05/20/2025	74
152	5.63%, 05/20/2024	151
208	5.75%, 05/20/2027	200
127	5.88%, 08/20/2026	126
164	AMN Healthcare, Inc., 5.13%, 10/01/2024 (e)	162
	Antero Resources Corp.,
949	5.13%, 12/01/2022	954
132	5.38%, 11/01/2021	133
39	Apergy Corp., 6.38%, 05/01/2026 (e)	40
45	Archrock Partners LP, 6.00%, 10/01/2022	45

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Arconic, Inc.,
408	5.13%, 10/01/2024	413
465	5.90%, 02/01/2027	480
100	5.95%, 02/01/2037	101
561	Avaya, Inc., 7.00%, 04/01/2019 (d) (bb)	—	(h)
	Avis Budget Car Rental LLC,
200	5.25%, 03/15/2025 (e)	193
95	5.50%, 04/01/2023	94
257	B&G Foods, Inc., 5.25%, 04/01/2025	235
	Ball Corp.,
100	4.00%, 11/15/2023	98
100	4.88%, 03/15/2026	100
	Bank of America Corp.,
95	Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 09/05/2024 (x) (y) (aa)	99
218	Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 03/17/2025 (x) (y) (aa)	226
	Berry Global, Inc.,
430	4.50%, 02/15/2026 (e)	411
330	5.13%, 07/15/2023	332
40	5.50%, 05/15/2022	41
115	Big River Steel LLC, 7.25%, 09/01/2025 (e)	120
113	Blue Cube Spinco, Inc., 10.00%, 10/15/2025	132
429	Booz Allen Hamilton, Inc., 5.13%, 05/01/2025 (e)	424
	Boyd Gaming Corp.,
387	6.38%, 04/01/2026	405
174	6.88%, 05/15/2023	183
306	Boyne USA, Inc., 7.25%, 05/01/2025 (e)	316
250	Brink’s Co. (The), 4.63%, 10/15/2027 (e)	230
	Bristow Group, Inc.,
129	6.25%, 10/15/2022	106
150	8.75%, 03/01/2023 (e)	155
215	Buckeye Partners LP, (ICE LIBOR USD 3 Month + 4.02%), 6.38%, 01/22/2078 (aa)	209
215	BWAY Holding Co., 5.50%, 04/15/2024 (e)	216
438	Cablevision Systems Corp., 8.00%, 04/15/2020	464
152	Caleres, Inc., 6.25%, 08/15/2023	157
153	California Resources Corp., 8.00%, 12/15/2022 (e)	132
	Calpine Corp.,
370	5.25%, 06/01/2026 (e)	354
4	5.38%, 01/15/2023	4
20	5.50%, 02/01/2024	18

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
252	5.75%, 01/15/2025	231
450	5.88%, 01/15/2024 (e)	453
590	Camelot Finance SA, 7.88%, 10/15/2024 (e)	615
549	Carrizo Oil & Gas, Inc., 6.25%, 04/15/2023	564
68	Catalent Pharma Solutions, Inc., 4.88%, 01/15/2026 (e)	66
122	CB Escrow Corp., 8.00%, 10/15/2025 (e)	116
103	CCM Merger, Inc., 6.00%, 03/15/2022 (e)	105
	CCO Holdings LLC,
402	5.00%, 02/01/2028 (e)	371
245	5.13%, 05/01/2027 (e)	230
235	5.38%, 05/01/2025 (e)	231
540	5.50%, 05/01/2026 (e)	526
305	5.75%, 09/01/2023	309
370	5.75%, 01/15/2024	373
644	5.75%, 02/15/2026 (e)	639
1,064	5.88%, 04/01/2024 (e)	1,080
	CDW LLC,
105	5.00%, 09/01/2023	107
95	5.00%, 09/01/2025	95
155	5.50%, 12/01/2024	161
75	Cedar Fair LP, 5.38%, 06/01/2024	76
	Centene Corp.,
455	4.75%, 01/15/2025	442
195	5.63%, 02/15/2021	201
503	6.13%, 02/15/2024	527
	CenturyLink, Inc.,
215	Series S, 6.45%, 06/15/2021	220
280	Series T, 5.80%, 03/15/2022	279
93	Series W, 6.75%, 12/01/2023	92
62	Series Y, 7.50%, 04/01/2024	63
355	Cequel Communications Holdings I LLC, 7.50%, 04/01/2028 (e)	360
	CF Industries, Inc.,
256	4.50%, 12/01/2026 (e)	256
130	5.15%, 03/15/2034	119
350	Chemours Co. (The), 7.00%, 05/15/2025	377
	Cheniere Corpus Christi Holdings LLC,
65	5.13%, 06/30/2027	64
590	5.88%, 03/31/2025	608
130	7.00%, 06/30/2024	142
163	Cheniere Energy Partners LP, 5.25%, 10/01/2025 (e)	159

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Chesapeake Energy Corp.,
111	(ICE LIBOR USD 3 Month + 3.25%), 5.60%, 04/15/2019 (aa)	111
22	5.75%, 03/15/2023	20
181	8.00%, 01/15/2025 (e)	175
569	8.00%, 06/15/2027 (e)	548
440	Cincinnati Bell, Inc., 7.00%, 07/15/2024 (e)	404
264	Cinemark USA, Inc., 4.88%, 06/01/2023	261
	CIT Group, Inc.,
474	5.00%, 08/15/2022	485
168	5.25%, 03/07/2025	171
88	6.13%, 03/09/2028	91
246	CITGO Petroleum Corp., 6.25%, 08/15/2022 (e)	246
240	Citigroup, Inc., Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 08/15/2026 (x) (y) (aa)	249
	Claire’s Stores, Inc.,
159	6.13%, 03/15/2020 (d) (e)	91
406	9.00%, 03/15/2019 (d) (e)	239
	Clear Channel Worldwide Holdings, Inc.,
15	Series A, 6.50%, 11/15/2022	15
55	Series A, 7.63%, 03/15/2020	55
845	Series B, 6.50%, 11/15/2022	865
525	Series B, 7.63%, 03/15/2020	527
480	Clearwater Paper Corp., 4.50%, 02/01/2023	450
105	Cleveland-Cliffs, Inc., 5.75%, 03/01/2025	101
559	CNG Holdings, Inc., 9.38%, 05/15/2020 (e)	553
234	CNO Financial Group, Inc., 5.25%, 05/30/2025	236
87	CNX Midstream Partners LP, 6.50%, 03/15/2026 (e)	85
16	Coeur Mining, Inc., 5.88%, 06/01/2024	16
	Commercial Metals Co.,
119	4.88%, 05/15/2023	117
166	5.38%, 07/15/2027	162
692	CommScope Technologies LLC, 6.00%, 06/15/2025 (e)	713
274	CommScope, Inc., 5.50%, 06/15/2024 (e)	279
	Community Health Systems, Inc.,
357	5.13%, 08/01/2021	328
633	6.25%, 03/31/2023	576
525	6.88%, 02/01/2022	287
432	7.13%, 07/15/2020	344
26	Consolidated Communications, Inc., 6.50%, 10/01/2022	24

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Continental Resources, Inc.,
108	3.80%, 06/01/2024	105
174	4.50%, 04/15/2023	176
330	4.90%, 06/01/2044	322
215	5.00%, 09/15/2022	218
110	Cornerstone Chemical Co., 6.75%, 08/15/2024 (e)	109
	Covanta Holding Corp.,
195	5.88%, 03/01/2024	192
60	5.88%, 07/01/2025	58
	Crestwood Midstream Partners LP,
191	5.75%, 04/01/2025	189
184	6.25%, 04/01/2023	188
	Crown Americas LLC,
300	4.25%, 09/30/2026	278
134	4.75%, 02/01/2026 (e)	129
	CSC Holdings LLC,
420	5.25%, 06/01/2024	395
200	5.38%, 02/01/2028 (e)	187
268	5.50%, 04/15/2027 (e)	257
605	6.63%, 10/15/2025 (e)	624
304	6.75%, 11/15/2021	320
205	10.13%, 01/15/2023 (e)	227
	CSI Compressco LP,
157	7.25%, 08/15/2022	148
105	7.50%, 04/01/2025 (e)	106
80	Cumberland Farms, Inc., 6.75%, 05/01/2025 (e)	83
	CURO Financial Technologies Corp.,
201	12.00%, 03/01/2022 (e)	220
1,211	CVR Partners LP, 9.25%, 06/15/2023 (e)	1,246
	CyrusOne LP,
178	5.00%, 03/15/2024	178
186	5.38%, 03/15/2027	186
389	Dana Financing Luxembourg SARL, 5.75%, 04/15/2025 (e)	395
	DaVita, Inc.,
654	5.13%, 07/15/2024	633
240	5.75%, 08/15/2022	246
	DCP Midstream Operating LP,
495	3.88%, 03/15/2023	478
350	6.75%, 09/15/2037 (e)	379
407	Dean Foods Co., 6.50%, 03/15/2023 (e)	390
521	Delek Logistics Partners LP, 6.75%, 05/15/2025 (e)	517

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Dell International LLC,
370	5.88%, 06/15/2021 (e)	381
638	7.13%, 06/15/2024 (e)	679
78	Denbury Resources, Inc., 9.00%, 05/15/2021 (e)	81
324	Diamond Offshore Drilling, Inc., 7.88%, 08/15/2025	332
632	Diebold Nixdorf, Inc., 8.50%, 04/15/2024	656
	DISH DBS Corp.,
370	5.00%, 03/15/2023	319
405	5.13%, 05/01/2020	403
83	5.88%, 07/15/2022	76
150	5.88%, 11/15/2024	128
925	6.75%, 06/01/2021	923
270	7.75%, 07/01/2026	245
399	Dole Food Co., Inc., 7.25%, 06/15/2025 (e)	402
361	Dollar Tree, Inc., 5.75%, 03/01/2023	377
572	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/2023 (e)	591
	Eldorado Resorts, Inc.,
536	6.00%, 04/01/2025	531
65	7.00%, 08/01/2023	69
2,067	Embarq Corp., 8.00%, 06/01/2036	1,963
385	EMC Corp., 3.38%, 06/01/2023	359
220	EMI Music Publishing Group North America Holdings, Inc., 7.63%, 06/15/2024 (e)	238
	Endo Dac,
200	5.88%, 10/15/2024 (e)	188
808	6.00%, 07/15/2023 (e)	588
	Endo Finance LLC,
250	5.38%, 01/15/2023 (e)	181
120	7.25%, 01/15/2022 (e)	102
	Energy Transfer Equity LP,
337	4.25%, 03/15/2023	325
115	5.50%, 06/01/2027	115
413	5.88%, 01/15/2024	422
	Ensco plc,
55	4.50%, 10/01/2024	45
309	5.20%, 03/15/2025	254
13	5.75%, 10/01/2044	9
105	7.75%, 02/01/2026	99
249	Entegris, Inc., 4.63%, 02/10/2026 (e)	240

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Envision Healthcare Corp.,
379	5.13%, 07/01/2022 (e)	374
544	5.63%, 07/15/2022	546
230	6.25%, 12/01/2024 (e)	239
	EP Energy LLC,
447	8.00%, 11/29/2024 (e)	463
508	8.00%, 02/15/2025 (e)	358
98	9.38%, 05/01/2020	93
204	9.38%, 05/01/2024 (e)	156
	Equinix, Inc.,
300	5.38%, 01/01/2022	310
47	5.38%, 04/01/2023	48
250	5.75%, 01/01/2025	259
318	5.88%, 01/15/2026	329
458	ESH Hospitality, Inc., 5.25%, 05/01/2025 (e)	448
88	EW Scripps Co. (The), 5.13%, 05/15/2025 (e)	82
553	Exela Intermediate LLC, 10.00%, 07/15/2023 (e)	554
171	Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/2025 (e)	170
	First Data Corp.,
439	5.00%, 01/15/2024 (e)	442
112	5.75%, 01/15/2024 (e)	114
503	7.00%, 12/01/2023 (e)	526
97	Flex Acquisition Co., Inc., 6.88%, 01/15/2025 (e)	97
	Freeport-McMoRan, Inc.,
990	3.88%, 03/15/2023	949
35	4.00%, 11/14/2021	35
265	4.55%, 11/14/2024	256
392	5.40%, 11/14/2034	362
228	5.45%, 03/15/2043	207
	Frontier Communications Corp.,
35	7.13%, 03/15/2019	35
120	8.50%, 04/01/2026 (e)	117
251	10.50%, 09/15/2022	221
605	11.00%, 09/15/2025	464
360	FXI Holdings, Inc., 7.88%, 11/01/2024 (e)	355
111	Gartner, Inc., 5.13%, 04/01/2025 (e)	111
350	Gates Global LLC, 6.00%, 07/15/2022 (e)	354
	Genesis Energy LP,
337	5.63%, 06/15/2024	321
45	6.00%, 05/15/2023	44
185	6.25%, 05/15/2026	177

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
644	Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (e)	712
	GenOn Energy, Inc.,
205	9.50%, 10/15/2018 (d)	167
715	9.88%, 10/15/2020 (d)	585
	Global Partners LP,
235	6.25%, 07/15/2022	235
210	7.00%, 06/15/2023 (bb)	212
225	GLP Capital LP, 5.38%, 11/01/2023	233
608	Golden Nugget, Inc., 6.75%, 10/15/2024 (e)	617
39	Goodman Networks, Inc., 8.00%, 05/11/2022 (bb)	28
	Goodyear Tire & Rubber Co. (The),
513	4.88%, 03/15/2027	480
430	5.00%, 05/31/2026	410
100	Graphic Packaging International LLC, 4.13%, 08/15/2024	98
	Gray Television, Inc.,
385	5.13%, 10/15/2024 (e)	367
125	5.88%, 07/15/2026 (e)	120
37	GTT Communications, Inc., 7.88%, 12/31/2024 (e)	38
	Gulfport Energy Corp.,
387	6.00%, 10/15/2024	368
88	6.38%, 05/15/2025	84
40	6.38%, 01/15/2026	38
230	H&E Equipment Services, Inc., 5.63%, 09/01/2025	231
	Hanesbrands, Inc.,
250	4.63%, 05/15/2024 (e)	240
325	4.88%, 05/15/2026 (e)	314
500	Hardwoods Acquisition, Inc., 7.50%, 08/01/2021 (e)	457
	Harland Clarke Holdings Corp.,
200	6.88%, 03/01/2020 (e)	202
216	8.38%, 08/15/2022 (e)	221
525	HCA Healthcare, Inc., 6.25%, 02/15/2021	552
	HCA, Inc.,
289	3.75%, 03/15/2019	290
205	4.25%, 10/15/2019	207
967	5.38%, 02/01/2025	962
155	5.50%, 06/15/2047	146
1,324	5.88%, 05/01/2023	1,380
365	5.88%, 02/15/2026	370
125	6.50%, 02/15/2020	131
472	7.50%, 02/15/2022	519

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
205	HD Supply, Inc., 5.75%, 04/15/2024 (e)	215
415	Hecla Mining Co., 6.88%, 05/01/2021	420
	Hertz Corp. (The),
165	5.50%, 10/15/2024 (e)	138
140	7.38%, 01/15/2021	139
791	Hexion, Inc., 6.63%, 04/15/2020	743
855	Hilcorp Energy I LP, 5.00%, 12/01/2024 (e)	831
	Hilton Domestic Operating Co., Inc.,
101	4.25%, 09/01/2024	97
130	5.13%, 05/01/2026 (e)	130
65	Hilton Grand Vacations Borrower LLC, 6.13%, 12/01/2024	69
	Hilton Worldwide Finance LLC,
161	4.63%, 04/01/2025	156
52	4.88%, 04/01/2027	51
254	Holly Energy Partners LP, 6.00%, 08/01/2024 (e)	255
	Hologic, Inc.,
174	4.38%, 10/15/2025 (e)	167
78	4.63%, 02/01/2028 (e)	75
	Hughes Satellite Systems Corp.,
454	5.25%, 08/01/2026	444
224	6.63%, 08/01/2026	222
85	7.63%, 06/15/2021	91
	Icahn Enterprises LP,
515	5.88%, 02/01/2022	520
164	6.25%, 02/01/2022	167
375	6.38%, 12/15/2025	376
114	6.75%, 02/01/2024	117
	iHeartCommunications, Inc.,
1,242	9.00%, 12/15/2019 (d)	994
100	IHS Markit Ltd., 4.00%, 03/01/2026 (e)	96
1,015	ILFC E-Capital Trust I, (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.64%, 12/21/2065 (e) (aa)	977
485	Infor Software Parent LLC, 7.13% (cash), 05/01/2021 (e) (v)	489
404	Infor US, Inc., 6.50%, 05/15/2022	410
293	Informatica LLC, 7.13%, 07/15/2023 (e)	293
121	Ingevity Corp., 4.50%, 02/01/2026 (e)	117
200	International Game Technology plc, 6.50%, 02/15/2025 (e)	213
230	IQVIA, Inc., 4.88%, 05/15/2023 (e)	233
498	IRB Holding Corp., 6.75%, 02/15/2026 (e)	481

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Iron Mountain, Inc.,
348	4.88%, 09/15/2027 (e)	328
153	5.25%, 03/15/2028 (e)	144
521	5.75%, 08/15/2024	514
210	Itron, Inc., 5.00%, 01/15/2026 (e)	205
	Jack Ohio Finance LLC,
352	6.75%, 11/15/2021 (e)	363
100	10.25%, 11/15/2022 (e)	110
170	Jaguar Holding Co. II, 6.38%, 08/01/2023 (e)	172
24	JB Poindexter & Co., Inc., 7.13%, 04/15/2026 (e)	24
115	JC Penney Corp., Inc., 8.63%, 03/15/2025 (e)	107
126	Kaiser Aluminum Corp., 5.88%, 05/15/2024	130
143	Kennedy-Wilson, Inc., 5.88%, 04/01/2024 (e)	141
394	KFC Holding Co., 4.75%, 06/01/2027 (e)	379
96	Koppers, Inc., 6.00%, 02/15/2025 (e)	98
	L Brands, Inc.,
285	5.25%, 02/01/2028	267
150	6.75%, 07/01/2036	140
225	6.88%, 11/01/2035	213
	Ladder Capital Finance Holdings LLLP,
239	5.25%, 03/15/2022 (e)	239
72	5.25%, 10/01/2025 (e)	69
	Lamar Media Corp.,
64	5.00%, 05/01/2023	65
232	5.38%, 01/15/2024	237
	Lennar Corp.,
275	4.50%, 04/30/2024	268
120	4.75%, 11/15/2022	120
75	4.75%, 05/30/2025	73
460	4.75%, 11/29/2027 (e)	434
165	5.25%, 06/01/2026 (e)	162
370	5.88%, 11/15/2024 (e)	382
	Level 3 Financing, Inc.,
248	5.13%, 05/01/2023	246
60	5.25%, 03/15/2026	58
95	5.38%, 08/15/2022	96
277	5.38%, 01/15/2024	274
171	5.38%, 05/01/2025	168
552	5.63%, 02/01/2023	559
5	Levi Strauss & Co., 5.00%, 05/01/2025	5
196	Liberty Mutual Group, Inc., 7.80%, 03/15/2037 (e)	237

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Live Nation Entertainment, Inc.,
140	4.88%, 11/01/2024 (e)	137
45	5.38%, 06/15/2022 (e)	46
72	5.63%, 03/15/2026 (e)	72
338	LPL Holdings, Inc., 5.75%, 09/15/2025 (e)	328
	Mallinckrodt International Finance SA,
63	4.75%, 04/15/2023	45
90	5.50%, 04/15/2025 (e)	68
124	5.63%, 10/15/2023 (e)	97
183	5.75%, 08/01/2022 (e)	153
473	Martin Midstream Partners LP, 7.25%, 02/15/2021	474
532	MasTec, Inc., 4.88%, 03/15/2023	528
31	Match Group, Inc., 5.00%, 12/15/2027 (e)	30
	Mattel, Inc.,
125	3.15%, 03/15/2023	107
97	6.75%, 12/31/2025 (e)	94
95	MGM Growth Properties Operating Partnership LP, 5.63%, 05/01/2024	97
	MGM Resorts International,
296	4.63%, 09/01/2026	280
175	7.75%, 03/15/2022	194
200	Micron Technology, Inc., 5.50%, 02/01/2025	208
35	Momentive Performance Materials USA LLC, 8.88%, 10/15/2020 (d) (bb)	—
743	MPH Acquisition Holdings LLC, 7.13%, 06/01/2024 (e)	756
226	MSCI, Inc., 5.75%, 08/15/2025 (e)	236
4	Murphy Oil USA, Inc., 6.00%, 08/15/2023	4
	Nabors Industries, Inc.,
17	5.10%, 09/15/2023	16
209	5.50%, 01/15/2023	205
127	5.75%, 02/01/2025 (e)	120
358	Nationstar Mortgage LLC, 6.50%, 06/01/2022	368
563	Navistar International Corp., 6.63%, 11/01/2025 (e)	584
525	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/2021 (e)	357
	Netflix, Inc.,
346	4.38%, 11/15/2026	324
175	4.88%, 04/15/2028 (e)	165
240	5.75%, 03/01/2024	249
222	5.88%, 11/15/2028 (e)	222

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	New Albertsons LP,
345	6.63%, 06/01/2028	265
51	7.45%, 08/01/2029	41
55	7.75%, 06/15/2026	48
437	8.00%, 05/01/2031	364
120	8.70%, 05/01/2030	106
350	New Home Co., Inc. (The), 7.25%, 04/01/2022	359
	Nexstar Broadcasting, Inc.,
145	5.63%, 08/01/2024 (e)	143
35	6.13%, 02/15/2022 (e)	36
	NextEra Energy Operating Partners LP,
246	4.25%, 09/15/2024 (e)	237
201	4.50%, 09/15/2027 (e)	188
140	NGPL PipeCo LLC, 4.88%, 08/15/2027 (e)	136
600	Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/2025 (e)	590
333	Nielsen Finance LLC, 5.00%, 04/15/2022 (e)	336
115	Northwest Acquisitions ULC, 7.13%, 11/01/2022 (e)	117
	Novelis Corp.,
424	5.88%, 09/30/2026 (e)	421
416	6.25%, 08/15/2024 (e)	424
790	NRG Energy, Inc., 6.25%, 05/01/2024	817
180	NRG Yield Operating LLC, 5.00%, 09/15/2026	175
479	Nuance Communications, Inc., 5.63%, 12/15/2026	478
310	NuStar Logistics LP, 5.63%, 04/28/2027	294
148	NVA Holdings, Inc., 6.88%, 04/01/2026 (e)	149
	Oasis Petroleum, Inc.,
215	6.50%, 11/01/2021	220
117	6.88%, 03/15/2022	121
98	OI European Group BV, 4.00%, 03/15/2023 (e)	93
	Outfront Media Capital LLC,
283	5.25%, 02/15/2022	287
195	5.63%, 02/15/2024	197
155	5.88%, 03/15/2025	159
	Owens-Brockway Glass Container, Inc.,
80	5.00%, 01/15/2022 (e)	81
205	5.38%, 01/15/2025 (e)	205
89	Parker Drilling Co., 6.75%, 07/15/2022	67
60	Parsley Energy LLC, 5.38%, 01/15/2025 (e)	60
140	Party City Holdings, Inc., 6.13%, 08/15/2023 (e)	142

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	PBF Holding Co. LLC,
211	7.00%, 11/15/2023	218
325	7.25%, 06/15/2025	337
147	PBF Logistics LP, 6.88%, 05/15/2023	148
	Peabody Energy Corp.,
187	6.00%, 03/31/2022 (e)	192
15	6.38%, 03/31/2025 (e)	16
75	Penn Virginia Corp. Escrow, 8.50%, 05/01/2020 (d) (bb)	—	(h)
538	Penske Automotive Group, Inc., 5.50%, 05/15/2026	522
	PetSmart, Inc.,
214	5.88%, 06/01/2025 (e)	154
191	7.13%, 03/15/2023 (e)	111
313	8.88%, 06/01/2025 (e)	181
	Pilgrim’s Pride Corp.,
605	5.75%, 03/15/2025 (e)	592
216	5.88%, 09/30/2027 (e)	206
260	Plains All American Pipeline LP, Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (x) (y) (aa)	253
238	Plantronics, Inc., 5.50%, 05/31/2023 (e)	238
416	Polaris Intermediate Corp., 8.50% (cash), 12/01/2022 (e) (v)	422
300	PolyOne Corp., 5.25%, 03/15/2023	307
	Post Holdings, Inc.,
250	5.00%, 08/15/2026 (e)	235
265	5.50%, 03/01/2025 (e)	260
335	5.75%, 03/01/2027 (e)	327
242	PQ Corp., 5.75%, 12/15/2025 (e)	240
1,215	Prime Security Services Borrower LLC, 9.25%, 05/15/2023 (e)	1,305
	QEP Resources, Inc.,
111	5.25%, 05/01/2023	108
117	5.38%, 10/01/2022	117
118	6.88%, 03/01/2021	127
	Qorvo, Inc.,
166	6.75%, 12/01/2023	176
43	7.00%, 12/01/2025	47
10	Quad/Graphics, Inc., 7.00%, 05/01/2022	10
	Quicken Loans, Inc.,
248	5.25%, 01/15/2028 (e)	226
582	5.75%, 05/01/2025 (e)	571
210	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	193

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
120	Qwest Corp., 7.25%, 09/15/2025	129
468	Rackspace Hosting, Inc., 8.63%, 11/15/2024 (e)	474
	Radian Group, Inc.,
293	4.50%, 10/01/2024	280
74	7.00%, 03/15/2021	79
9	Range Resources Corp., 5.00%, 08/15/2022	9
72	RBS Global, Inc., 4.88%, 12/15/2025 (e)	69
647	Revlon Consumer Products Corp., 6.25%, 08/01/2024	388
	Reynolds Group Issuer, Inc.,
410	5.13%, 07/15/2023 (e)	412
460	5.75%, 10/15/2020	464
35	6.87%, 02/15/2021	35
	Rowan Cos., Inc.,
19	4.75%, 01/15/2024	16
90	4.88%, 06/01/2022	83
48	7.38%, 06/15/2025	47
	Sabre GLBL, Inc.,
40	5.25%, 11/15/2023 (e)	40
195	5.38%, 04/15/2023 (e)	197
75	Sally Holdings LLC, 5.50%, 11/01/2023	75
	Sanchez Energy Corp.,
201	6.13%, 01/15/2023	145
94	7.25%, 02/15/2023 (e)	95
328	7.75%, 06/15/2021	304
	SBA Communications Corp.,
102	4.00%, 10/01/2022 (e)	97
228	4.88%, 07/15/2022	229
175	4.88%, 09/01/2024	168
	Scientific Games International, Inc.,
402	5.00%, 10/15/2025 (e)	388
515	10.00%, 12/01/2022	555
202	Scotts Miracle-Gro Co. (The), 5.25%, 12/15/2026	197
	Sealed Air Corp.,
105	4.88%, 12/01/2022 (e)	107
410	5.13%, 12/01/2024 (e)	416
100	5.25%, 04/01/2023 (e)	102
50	5.50%, 09/15/2025 (e)	52
	SemGroup Corp.,
228	5.63%, 07/15/2022	221
203	5.63%, 11/15/2023	191
32	6.38%, 03/15/2025	30
308	7.25%, 03/15/2026	306

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
700	Seminole Hard Rock Entertainment, Inc., 5.88%, 05/15/2021 (e)	700
	Sensata Technologies BV,
327	4.88%, 10/15/2023 (e)	328
260	5.00%, 10/01/2025 (e)	260
	Service Corp. International,
235	5.38%, 05/15/2024	240
95	8.00%, 11/15/2021	107
	Sinclair Television Group, Inc.,
125	5.13%, 02/15/2027 (e)	116
10	5.38%, 04/01/2021	10
247	5.63%, 08/01/2024 (e)	245
225	5.88%, 03/15/2026 (e)	222
	Sirius XM Radio, Inc.,
288	4.63%, 05/15/2023 (e)	285
295	5.00%, 08/01/2027 (e)	281
605	5.38%, 04/15/2025 (e)	602
35	5.38%, 07/15/2026 (e)	34
281	Six Flags Entertainment Corp., 4.88%, 07/31/2024 (e)	274
451	SM Energy Co., 5.00%, 01/15/2024	430
547	Solera LLC, 10.50%, 03/01/2024 (e)	609
82	Sonic Automotive, Inc., 6.13%, 03/15/2027	79
155	Sotera Health Holdings LLC, 6.50%, 05/15/2023 (e)	155
395	Sotheby’s, 4.88%, 12/15/2025 (e)	380
346	Southwestern Energy Co., 6.45%, 01/23/2025	338
555	Spectrum Brands, Inc., 5.75%, 07/15/2025	554
10	Speedway Motorsports, Inc., 5.13%, 02/01/2023	10
	Springleaf Finance Corp.,
496	5.63%, 03/15/2023	491
130	6.13%, 05/15/2022	133
310	6.88%, 03/15/2025	313
378	7.75%, 10/01/2021	412
747	Sprint Capital Corp., 8.75%, 03/15/2032	857
	Sprint Communications, Inc.,
114	6.00%, 11/15/2022	116
533	7.00%, 03/01/2020 (e)	562
236	7.00%, 08/15/2020	250
	Sprint Corp.,
807	7.13%, 06/15/2024	831
697	7.25%, 09/15/2021	739
685	7.63%, 02/15/2025	721

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
1,080	7.63%, 03/01/2026	1,137
492	7.88%, 09/15/2023	527
	Standard Industries, Inc.,
290	4.75%, 01/15/2028 (e)	270
75	5.00%, 02/15/2027 (e)	72
475	6.00%, 10/15/2025 (e)	493
870	Staples, Inc., 8.50%, 09/15/2025 (e)	813
916	Station Casinos LLC, 5.00%, 10/01/2025 (e)	877
	Steel Dynamics, Inc.,
480	4.13%, 09/15/2025	458
121	5.00%, 12/15/2026	120
66	5.50%, 10/01/2024	68
5	Stone Energy Corp., 7.50%, 05/31/2022	5
	Summit Materials LLC,
385	5.13%, 06/01/2025 (e)	374
465	6.13%, 07/15/2023	473
	Summit Midstream Holdings LLC,
138	5.50%, 08/15/2022	134
308	5.75%, 04/15/2025	294
	Sunoco LP,
220	4.88%, 01/15/2023 (e)	216
91	5.50%, 02/15/2026 (e)	88
41	5.88%, 03/15/2028 (e)	40
	SUPERVALU, Inc.,
755	6.75%, 06/01/2021	755
1,320	7.75%, 11/15/2022	1,315
314	Symantec Corp., 5.00%, 04/15/2025 (e)	315
240	Talen Energy Supply LLC, 6.50%, 06/01/2025	175
	Tallgrass Energy Partners LP,
155	5.50%, 09/15/2024 (e)	157
185	5.50%, 01/15/2028 (e)	185
	Targa Resources Partners LP,
431	4.25%, 11/15/2023	407
175	5.00%, 01/15/2028 (e)	162
245	5.13%, 02/01/2025	238
125	5.38%, 02/01/2027	120
23	5.88%, 04/15/2026 (e)	23
815	Team Health Holdings, Inc., 6.38%, 02/01/2025 (e)	709
	TEGNA, Inc.,
200	5.50%, 09/15/2024 (e)	203
330	6.38%, 10/15/2023	341
160	Teleflex, Inc., 5.25%, 06/15/2024	162

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Tempur Sealy International, Inc.,
580	5.50%, 06/15/2026	549
583	5.63%, 10/15/2023	586
	Tenet Healthcare Corp.,
611	4.38%, 10/01/2021	602
317	4.50%, 04/01/2021	314
401	4.63%, 07/15/2024 (e)	388
703	5.13%, 05/01/2025 (e)	685
49	6.00%, 10/01/2020	51
18	6.75%, 02/01/2020	19
860	6.75%, 06/15/2023	846
150	7.00%, 08/01/2025 (e)	147
115	7.50%, 01/01/2022 (e)	121
560	8.13%, 04/01/2022	583
228	Tennant Co., 5.63%, 05/01/2025	232
407	Terex Corp., 5.63%, 02/01/2025 (e)	405
358	Terraform Global Operating LLC, 6.13%, 03/01/2026 (e)	362
	TerraForm Power Operating LLC,
184	4.25%, 01/31/2023 (e)	176
230	5.00%, 01/31/2028 (e)	215
487	SUB, 6.63%, 06/15/2025 (e)	520
345	Tesla, Inc., 5.30%, 08/15/2025 (e)	305
1,000	Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/2020 (d) (bb)	10
	T-Mobile USA, Inc.,
123	4.50%, 02/01/2026	118
123	4.75%, 02/01/2028	118
862	6.00%, 04/15/2024	903
696	6.38%, 03/01/2025	731
400	6.50%, 01/15/2026	425
	Toll Brothers Finance Corp.,
185	4.35%, 02/15/2028	171
115	4.88%, 11/15/2025	114
120	5.63%, 01/15/2024	126
	TransDigm, Inc.,
612	5.50%, 10/15/2020	612
421	6.00%, 07/15/2022	427
269	6.38%, 06/15/2026	270
10	6.50%, 07/15/2024	10
159	6.50%, 05/15/2025	162
107	TransMontaigne Partners LP, 6.13%, 02/15/2026	106
630	Transocean Proteus Ltd., 6.25%, 12/01/2024 (e)	647

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Transocean, Inc.,
84	5.80%, 10/15/2022	82
484	6.80%, 03/15/2038	407
437	7.50%, 01/15/2026 (e)	441
180	7.50%, 04/15/2031	166
490	9.00%, 07/15/2023 (e)	529
248	9.35%, 12/15/2041	248
237	Travelport Corporate Finance plc, 6.00%, 03/15/2026 (e)	242
99	TriMas Corp., 4.88%, 10/15/2025 (e)	95
328	Trinseo Materials Operating SCA, 5.38%, 09/01/2025 (e)	323
276	Tronox Finance plc, 5.75%, 10/01/2025 (e)	268
215	Tronox, Inc., 6.50%, 04/15/2026 (e)	214
691	Tutor Perini Corp., 6.88%, 05/01/2025 (e)	708
	Ultra Resources, Inc.,
1,144	6.88%, 04/15/2022 (e)	841
329	7.13%, 04/15/2025 (e)	219
650	Unit Corp., 6.63%, 05/15/2021	650
	United Continental Holdings, Inc.,
167	4.25%, 10/01/2022	163
321	5.00%, 02/01/2024	318
	United Rentals North America, Inc.,
600	4.63%, 10/15/2025	582
337	4.88%, 01/15/2028	319
910	5.50%, 07/15/2025	931
220	5.50%, 05/15/2027	219
61	5.75%, 11/15/2024	63
185	5.88%, 09/15/2026	193
	United States Steel Corp.,
343	6.25%, 03/15/2026	340
97	6.88%, 08/15/2025	99
167	Uniti Group LP, 6.00%, 04/15/2023 (e)	163
159	Univar USA, Inc., 6.75%, 07/15/2023 (e)	164
	Univision Communications, Inc.,
285	5.13%, 05/15/2023 (e)	271
342	5.13%, 02/15/2025 (e)	316
46	6.75%, 09/15/2022 (e)	47
340	US Concrete, Inc., 6.38%, 06/01/2024	352
97	USA Compression Partners LP, 6.88%, 04/01/2026 (e)	99
234	USIS Merger Sub, Inc., 6.88%, 05/01/2025 (e)	236
	Valeant Pharmaceuticals International,
253	6.75%, 08/15/2021 (e)	255
529	7.25%, 07/15/2022 (e)	533

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Valeant Pharmaceuticals International, Inc.,
185	5.50%, 03/01/2023 (e)	167
478	5.50%, 11/01/2025 (e)	476
1,577	5.88%, 05/15/2023 (e)	1,442
211	6.13%, 04/15/2025 (e)	190
162	6.50%, 03/15/2022 (e)	168
353	7.00%, 03/15/2024 (e)	372
164	7.50%, 07/15/2021 (e)	167
727	9.00%, 12/15/2025 (e)	736
406	9.25%, 04/01/2026 (e)	414
77	Valvoline, Inc., 4.38%, 08/15/2025	74
226	Venator Finance SARL, 5.75%, 07/15/2025 (e)	225
160	Versum Materials, Inc., 5.50%, 09/30/2024 (e)	164
1,161	Vertiv Group Corp., 9.25%, 10/15/2024 (e)	1,173
	Viacom, Inc.,
83	4.38%, 03/15/2043	73
240	(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/2057 (aa)	243
142	(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/2057 (aa)	144
95	ViaSat, Inc., 5.63%, 09/15/2025 (e)	91
	Vistra Energy Corp.,
500	5.88%, 06/01/2023	512
220	7.38%, 11/01/2022	232
755	8.00%, 01/15/2025 (e)	818
284	8.13%, 01/30/2026 (e)	312
286	VOC Escrow Ltd., 5.00%, 02/15/2028 (e)	277
76	Wabash National Corp., 5.50%, 10/01/2025 (e)	74
2	Weatherford International LLC, 6.80%, 06/15/2037	2
	Weatherford International Ltd.,
114	4.50%, 04/15/2022	101
308	5.95%, 04/15/2042	223
250	6.50%, 08/01/2036	190
66	6.75%, 09/15/2040	51
13	7.00%, 03/15/2038	10
21	7.75%, 06/15/2021	21
54	9.88%, 02/15/2024	52
434	WellCare Health Plans, Inc., 5.25%, 04/01/2025	436
315	WESCO Distribution, Inc., 5.38%, 06/15/2024	318

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
51	West Street Merger Sub, Inc., 6.38%, 09/01/2025 (e)	50
696	Western Digital Corp., 4.75%, 02/15/2026	686
	Whiting Petroleum Corp.,
243	5.75%, 03/15/2021	249
16	6.25%, 04/01/2023	17
215	6.63%, 01/15/2026 (e)	220
	Williams Cos., Inc. (The),
275	3.70%, 01/15/2023	266
22	4.55%, 06/24/2024	22
245	5.75%, 06/24/2044	255
142	7.75%, 06/15/2031	173
21	Series A, 7.50%, 01/15/2031	25
	Windstream Services LLC,
117	6.38%, 08/01/2023 (e)	67
198	8.75%, 12/15/2024 (e)	118
	WMG Acquisition Corp.,
75	4.88%, 11/01/2024 (e)	73
55	5.00%, 08/01/2023 (e)	55
340	5.50%, 04/15/2026 (e)	342
205	5.63%, 04/15/2022 (e)	210
115	Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/2026 (e)	116
	Wyndham Worldwide Corp.,
74	4.15%, 04/01/2024	73
100	4.50%, 04/01/2027	99
44	5.10%, 10/01/2025	46
	XPO Logistics, Inc.,
175	6.13%, 09/01/2023 (e)	181
95	6.50%, 06/15/2022 (e)	98
	Zayo Group LLC,
382	5.75%, 01/15/2027 (e)	379
211	6.00%, 04/01/2023	217
455	6.38%, 05/15/2025	471

		189,041

	Venezuela, Bolivarian Republic of — 0.0% (g)
	Petroleos de Venezuela SA,
450	Reg. S, 5.38%, 04/12/2027 (d)	118
50	Reg. S, 5.50%, 04/12/2037 (d)	13
600	Reg. S, 6.00%, 11/15/2026 (d)	150
113	Reg. S, 8.50%, 10/27/2020 (d)	97
110	Reg. S, 9.00%, 11/17/2021 (d)	33

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Venezuela, Bolivarian Republic of — continued
120	Reg. S, 9.75%, 05/17/2035 (d)	34
120	Reg. S, 12.75%, 02/17/2022 (d)	37

		482

	Total Corporate Bonds (Cost $299,186)	295,446

Foreign Government Securities — 11.2%
	Angola — 0.1%
	Republic of Angola,
911	Reg. S, 7.00%, 08/17/2019	928
800	Reg. S, 9.50%, 11/12/2025	899

		1,827

	Argentina — 0.2%
ARS 16,000	Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/2020	814
	Provincia de Buenos Aires,
380	7.88%, 06/15/2027 (e)	384
600	Reg. S, 9.95%, 06/09/2021	663
	Provincia de Cordoba,
600	7.45%, 09/01/2024 (e)	618
300	Reg. S, 7.13%, 06/10/2021	314
350	Reg. S, 7.45%, 09/01/2024	361
150	Provincia de Mendoza Argentina, Reg. S, 8.38%, 05/19/2024	157
	Republic of Argentina,
1,650	0.00%, 12/15/2035	138
200	4.63%, 01/11/2023	191
1,900	6.88%, 04/22/2021	1,991
92	6.88%, 01/11/2048	82
150	7.63%, 04/22/2046	145
491	8.28%, 12/31/2033	522
442	Reg. S, 7.13%, 06/28/2117	392

		6,772

	Armenia — 0.0% (g)
	Republic of Armenia,
200	Reg. S, 6.00%, 09/30/2020	204
400	Reg. S, 7.15%, 03/26/2025	427

		631

	Australia — 0.1%
	Republic of Australia,
AUD 630	2.25%, 11/21/2022	471
AUD 1,610	Reg. S, 1.75%, 11/21/2020	1,201
AUD 700	Reg. S, 2.75%, 04/21/2024	533

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Foreign Government Securities — continued
	Australia — continued
AUD 620	Reg. S, 2.75%, 06/21/2035	448
AUD 230	Reg. S, 3.00%, 03/21/2047	163

		2,816

	Azerbaijan — 0.0% (g)
200	Republic of Azerbaijan, Reg. S, 4.75%, 03/18/2024	199

	Bahrain — 0.1%
	Kingdom of Bahrain,
200	Reg. S, 5.50%, 03/31/2020	200
200	Reg. S, 5.88%, 01/26/2021	201
1,440	Reg. S, 6.13%, 07/05/2022	1,443

		1,844

	Belarus — 0.1%
	Republic of Belarus,
585	6.20%, 02/28/2030 (e)	564
630	7.63%, 06/29/2027 (e)	677
1,110	Reg. S, 6.88%, 02/28/2023	1,161
1,150	Reg. S, 7.63%, 06/29/2027	1,236

		3,638

	Belgium — 0.2%
	Belgium Government Bond,
EUR 540	Reg. S, 0.50%, 10/22/2024 (e)	659
EUR 1,660	Reg. S, 0.80%, 06/22/2025 (e)	2,057
EUR 1,153	Reg. S, 1.00%, 06/22/2031 (e)	1,385
EUR 144	Reg. S, 1.60%, 06/22/2047 (e)	174
EUR 819	Reg. S, 1.90%, 06/22/2038 (e)	1,079
EUR 110	Reg. S, 2.15%, 06/22/2066 (e)	146

		5,500

	Bermuda — 0.0% (g)
200	Republic of Bermuda, Reg. S, 4.85%, 02/06/2024	209

	Brazil — 0.0% (g)
	Federative Republic of Brazil,
850	6.00%, 04/07/2026	917
200	8.25%, 01/20/2034	248

		1,165

	Canada — 0.0% (g)
CAD 1,560	Canadian Government Bond, 3.25%, 06/01/2021	1,260

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Chile — 0.0% (g)
CLP 30	BONOS TESORERIA GENL, 2.00%, 03/01/2035	1,289

	Colombia — 0.1%
	Republic of Colombia,
400	3.88%, 04/25/2027	386
200	4.50%, 01/28/2026	204
800	5.00%, 06/15/2045	789
200	7.38%, 09/18/2037	253

		1,632

	Costa Rica — 0.0% (g)
200	Instituto Costarricense de Electricidad, Reg. S, 6.38%, 05/15/2043	172
	Republic of Costa Rica,
200	Reg. S, 4.25%, 01/26/2023	191
200	Reg. S, 4.38%, 04/30/2025	187
200	Reg. S, 7.00%, 04/04/2044	199

		749

	Croatia — 0.0% (g)
	Republic of Croatia,
462	Reg. S, 6.00%, 01/26/2024	503
200	Reg. S, 6.38%, 03/24/2021	214
337	Reg. S, 6.63%, 07/14/2020	359
200	Reg. S, 6.75%, 11/05/2019	210

		1,286

	Denmark — 0.1%
	Kingdom of Denmark,
DKK 1,170	0.25%, 11/15/2020	193
DKK 3,560	0.50%, 11/15/2027	573
DKK 2,020	4.50%, 11/15/2039	545

		1,311

	Dominican Republic — 0.1%
	Government of Dominican Republic,
200	Reg. S, 5.88%, 04/18/2024	207
1,000	Reg. S, 6.88%, 01/29/2026	1,080
200	Reg. S, 7.45%, 04/30/2044	219

		1,506

	Ecuador — 0.1%
	Republic of Ecuador,
280	8.75%, 06/02/2023 (e)	274
300	Reg. S, 7.95%, 06/20/2024	280
660	Reg. S, 10.50%, 03/24/2020	678

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	39

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Foreign Government Securities — continued
	Ecuador — continued
200	Reg. S, 10.75%, 03/28/2022	210

		1,442

	Egypt — 0.1%
	Republic of Egypt,
EUR 330	4.75%, 04/16/2026 (e)	397
EUR 320	5.63%, 04/16/2030 (e)	380
860	Reg. S, 5.75%, 04/29/2020	879
700	Reg. S, 5.88%, 06/11/2025	686
600	Reg. S, 6.13%, 01/31/2022	616
400	Reg. S, 7.50%, 01/31/2027	421
200	Reg. S, 8.50%, 01/31/2047	214

		3,593

	El Salvador — 0.1%
	Republic of El Salvador,
560	Reg. S, 5.88%, 01/30/2025	548
230	Reg. S, 6.38%, 01/18/2027	227
1,050	Reg. S, 7.38%, 12/01/2019	1,087
770	Reg. S, 7.63%, 02/01/2041	801
912	Reg. S, 7.65%, 06/15/2035	950
250	Reg. S, 7.75%, 01/24/2023	269
150	Reg. S, 8.25%, 04/10/2032	165

		4,047

	Ethiopia — 0.0% (g)
200	Republic of Ethiopia, Reg. S, 6.63%, 12/11/2024	202

	France — 0.6%
3,300	Caisse d’Amortissement de la Dette Sociale, Reg. S, 1.88%, 07/28/2020	3,232
	Republic of France,
EUR 1,398	Reg. S, 0.00%, 05/25/2022	1,696
EUR 2,020	Reg. S, 0.25%, 11/25/2026	2,372
EUR 587	Reg. S, 1.50%, 05/25/2031	749
EUR 409	Reg. S, 1.75%, 05/25/2066 (e)	487
EUR 720	Reg. S, 2.00%, 05/25/2048 (e)	945
EUR 3,420	Reg. S, 2.25%, 05/25/2024	4,637
EUR 2,260	Reg. S, 2.50%, 05/25/2030	3,212
EUR 1,660	Reg. S, 3.25%, 05/25/2045	2,757

		20,087

	Gabon — 0.0% (g)
	Republic of Gabonese,
310	Reg. S, 6.38%, 12/12/2024	302
450	Reg. S, 6.95%, 06/16/2025	447

		749

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Germany — 0.0% (g)
	Federal Republic of Germany,
EUR 133	Reg. S, 4.00%, 01/04/2037	243
EUR 40	Reg. S, 4.75%, 07/04/2034	77

		320

	Ghana — 0.0% (g)
400	Republic of Ghana,Reg. S, 8.13%, 01/18/2026	427

	Honduras — 0.0% (g)
200	Republic of Honduras, Reg. S, 8.75%, 12/16/2020	218

	Hungary — 0.1%
	Republic of Hungary,
550	5.38%, 03/25/2024	591
950	5.75%, 11/22/2023	1,035
700	6.38%, 03/29/2021	753

		2,379

	Indonesia — 0.2%
	Republic of Indonesia,
IDR 6,500,000	6.13%, 05/15/2028	440
IDR 12,200,000	7.00%, 05/15/2022	892
IDR 4,800,000	7.00%, 05/15/2027	347
IDR 11,800,000	7.50%, 08/15/2032	863
IDR 5,850,000	7.50%, 05/15/2038	423
IDR 9,794,000	8.25%, 07/15/2021	741
IDR 16,114,000	8.25%, 05/15/2036	1,249
IDR 11,225,000	9.00%, 03/15/2029	923
200	Reg. S, 4.13%, 01/15/2025	199
200	Reg. S, 4.35%, 01/08/2027	200
400	Reg. S, 5.88%, 01/15/2024	435
200	Reg. S, 6.63%, 02/17/2037	238
800	Reg. S, 6.75%, 01/15/2044	990

		7,940

	Iraq — 0.1%
	Republic of Iraq,
1,050	Reg. S, 5.80%, 01/15/2028	987
700	Reg. S, 6.75%, 03/09/2023	697

		1,684

	Italy — 1.7%
	Republic of Italy,
EUR 1,860	0.05%, 10/15/2019	2,258
EUR 4,860	0.25%, 05/15/2018	5,870
EUR 7,650	0.30%, 10/15/2018	9,268

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Foreign Government Securities — continued
	Italy — continued
EUR 5,602	0.45%, 06/01/2021	6,844
EUR 1,913	0.65%, 11/01/2020	2,353
EUR 3,240	1.50%, 06/01/2025	3,978
EUR 1,612	Reg. S, 0.10%, 05/15/2022 (e)	2,030
EUR 3,374	Reg. S, 1.65%, 03/01/2032 (e)	3,838
EUR 210	Reg. S, 2.25%, 09/01/2036 (e)	248
EUR 281	Reg. S, 2.70%, 03/01/2047 (e)	335
EUR 140	Reg. S, 2.80%, 03/01/2067 (e)	159
EUR 9,790	3.50%, 06/01/2018	11,858
EUR 733	Reg. S, 3.10%, 09/15/2026	1,106
EUR 2,541	Reg. S, 4.75%, 09/01/2028 (e)	3,904
EUR 1,119	Reg. S, 4.75%, 09/01/2044 (e)	1,846

		55,895

	Ivory Coast — 0.0% (g)
	Republic of Cote d’Ivoire,
EUR 650	5.25%, 03/22/2030 (e)	795
EUR 100	6.63%, 03/22/2048 (e)	122
200	Reg. S, 6.38%, 03/03/2028	201
95	Reg. S, SUB, 5.75%, 12/31/2032	90

		1,208

	Jamaica — 0.0% (g)
	Government of Jamaica,
200	6.75%, 04/28/2028	220
500	8.00%, 03/15/2039	585

		805

	Japan — 3.0%
	Government of Japan,
JPY 904,300	0.10%, 12/15/2018	8,284
JPY 675,450	0.10%, 01/15/2020	6,203
JPY 568,100	0.10%, 12/20/2020	5,227
JPY 1,226,400	0.10%, 12/20/2021	11,307
JPY 8,150	0.10%, 06/20/2026	75
JPY 351,950	0.20%, 12/20/2018	3,226
JPY 236,500	0.30%, 06/20/2018	2,165
JPY 647,050	0.50%, 09/20/2024	6,126
JPY 1,020,850	0.60%, 09/20/2037	9,489
JPY 44,450	0.70%, 03/20/2037	422
JPY 83,600	0.80%, 09/20/2022	795
JPY 861,250	0.80%, 12/20/2047	7,996
JPY 21,600	0.90%, 03/20/2057	199
JPY 696,300	1.30%, 12/20/2018	6,428
JPY 429,550	1.40%, 12/20/2045	4,605

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Japan — continued
JPY 1,051,900	1.50%, 09/20/2018	9,683
JPY 125,700	1.50%, 06/20/2034	1,356
JPY 1,045,150	1.60%, 03/20/2032	11,340
	Japan Finance Organization for Municipalities,
1,890	3.25%, 04/24/2023 (e)	1,885
EUR 2,800	Reg. S, 0.88%, 09/22/2021	3,450
1,800	Reg. S, 2.13%, 04/13/2021	1,746

		102,007

	Kazakhstan — 0.1%
	Republic of Kazakhstan,
KZT 283,000	Zero Coupon, 03/15/2019 (e) (bb)	802
400	Reg. S, 3.88%, 10/14/2024	401
200	Reg. S, 4.88%, 10/14/2044	196
200	Reg. S, 6.50%, 07/21/2045	238

		1,637

	Kenya — 0.1%
	Republic of Kenya,
200	7.25%, 02/28/2028 (e)	206
200	8.25%, 02/28/2048 (e)	206
800	Reg. S, 5.88%, 06/24/2019	811
1,100	Reg. S, 6.88%, 06/24/2024	1,137

		2,360

	Kuwait — 0.0% (g)
900	Kuwait Government Bond, Reg. S, 2.75%, 03/20/2022	871

	Lebanon — 0.2%
	Republic of Lebanon,
250	6.15%, 06/19/2020	247
595	6.25%, 05/27/2022	569
1,894	6.38%, 03/09/2020	1,889
145	Reg. S, 5.15%, 06/12/2018	145
460	Reg. S, 5.15%, 11/12/2018	459
956	Reg. S, 5.45%, 11/28/2019	940
100	Reg. S, 5.80%, 04/14/2020	98
400	Reg. S, 6.00%, 05/20/2019	399
340	Reg. S, 6.10%, 10/04/2022	324
240	Reg. S, 6.20%, 02/26/2025	220
379	Reg. S, 6.60%, 11/27/2026	342
906	Reg. S, 8.25%, 04/12/2021	925

		6,557

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	41

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Foreign Government Securities — continued
	Macedonia, the Former Yugoslav Republic of — 0.0% (g)
EUR 114	Former Yugoslav Republic of Macedonia, 2.75%, 01/18/2025 (e)	136

	Malaysia — 0.0% (g)
MYR 3,300	Malaysia Government Bond, 3.44%, 02/15/2021	833

	Mexico — 0.0% (g)
	United Mexican States,
200	4.15%, 03/28/2027	197
200	4.60%, 01/23/2046	182
240	5.55%, 01/21/2045	252
100	5.75%, 10/12/2110	98

		729

	Mongolia — 0.1%
	Mongolia Government Bond,
460	5.63%, 05/01/2023 (e)	447
660	Reg. S, 5.13%, 12/05/2022	634
430	Reg. S, 8.75%, 03/09/2024	476
400	Reg. S, 10.88%, 04/06/2021	457

		2,014

	Montenegro — 0.0% (g)
EUR 350	Republic of Montenegro, 3.38%, 04/21/2025 (e)	419

	Morocco — 0.0% (g)
1,120	Kingdom of Morocco, Reg. S, 5.50%, 12/11/2042	1,163

	Nigeria — 0.1%
	Republic of Nigeria,
200	6.50%, 11/28/2027 (e)	202
980	7.63%, 11/28/2047 (e)	986
290	7.70%, 02/23/2038 (e)	298
300	Reg. S, 6.50%, 11/28/2027	302
200	Reg. S, 6.75%, 01/28/2021	210

		1,998

	Norway — 0.1%
2,880	Kommunalbanken A/S, 2.50%, 04/17/2020 (e)	2,868

	Oman — 0.1%
	Oman Government Bond,
200	Reg. S, 4.13%, 01/17/2023	190
300	Reg. S, 4.75%, 06/15/2026	280
400	Reg. S, 5.38%, 03/08/2027	381
1,100	Reg. S, 6.50%, 03/08/2047	1,020
830	Reg. S, 6.75%, 01/17/2048	783

		2,654

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Pakistan — 0.0% (g)
1,070	Republic of Pakistan, Reg. S, 7.25%, 04/15/2019	1,090

	Panama — 0.0% (g)
	Republic of Panama,
200	4.50%, 05/15/2047	196
400	6.70%, 01/26/2036	494
200	9.38%, 04/01/2029	284

		974

	Paraguay — 0.0% (g)
	Republic of Paraguay,
200	Reg. S, 5.00%, 04/15/2026	203
400	Reg. S, 6.10%, 08/11/2044	422
200	Republic of Uruguay, Reg. S, 4.70%, 03/27/2027	198

		823

	Peru — 0.1%
	Republic of Peru,
PEN 3,179	6.35%, 08/12/2028	1,063
200	8.75%, 11/21/2033	294
PEN 1,477	Reg. S, 6.15%, 08/12/2032 (e)	475

		1,832

	Qatar — 0.2%
	State of Qatar,
1,060	3.88%, 04/23/2023 (e)	1,056
830	5.10%, 04/23/2048 (e)	822
4,300	Reg. S, 5.25%, 01/20/2020	4,429

		6,307

	Romania — 0.0% (g)
	Republic of Romania,
550	Reg. S, 4.38%, 08/22/2023	558
50	Reg. S, 4.88%, 01/22/2024	52
100	Reg. S, 6.75%, 02/07/2022	110

		720

	Russia — 0.1%
	Russian Federation,
RUB 99,700	7.70%, 03/23/2033	1,619
RUB 98,740	7.75%, 09/16/2026	1,626
200	Reg. S, 4.88%, 09/16/2023	206
800	Reg. S, 5.88%, 09/16/2043	866

		4,317

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Foreign Government Securities — continued
	Saudi Arabia — 0.1%
4,400	Kingdom of Saudi Arabia, Reg. S, 2.38%, 10/26/2021	4,220

	Senegal — 0.0% (g)
	Republic of Senegal,
200	6.75%, 03/13/2048 (e)	189
200	Reg. S, 6.25%, 05/23/2033	193

		382

	Serbia — 0.1%
	Republic of Serbia,
1,375	Reg. S, 4.88%, 02/25/2020	1,399
1,070	Reg. S, 7.25%, 09/28/2021	1,181

		2,580

	South Africa — 0.2%
	Republic of South Africa,
400	4.30%, 10/12/2028	367
100	4.67%, 01/17/2024	99
200	5.38%, 07/24/2044	186
200	5.50%, 03/09/2020	207
100	5.88%, 05/30/2022	106
200	5.88%, 09/16/2025	210
120	6.25%, 03/08/2041	125
ZAR 23,050	6.50%, 02/28/2041	1,400
ZAR 30,675	8.75%, 02/28/2048	2,385

		5,085

	South Korea — 0.1%
3,400	Export-Import Bank of Korea, 4.38%, 09/15/2021	3,488

	Spain — 1.0%
	Kingdom of Spain,
EUR 130	0.05%, 01/31/2021	158
EUR 1,718	0.40%, 04/30/2022	2,102
EUR 880	1.40%, 01/31/2020	1,095
EUR 10,383	3.75%, 10/31/2018	12,801
EUR 1,666	Reg. S, 1.45%, 10/31/2027 (e)	2,055
EUR 1,190	Reg. S, 1.50%, 04/30/2027 (e)	1,481
EUR 2,591	Reg. S, 1.60%, 04/30/2025 (e)	3,310
EUR 1,584	Reg. S, 1.95%, 07/30/2030 (e)	2,003
EUR 4,004	Reg. S, 2.70%, 10/31/2048 (e)	5,195
EUR 393	Reg. S, 2.90%, 10/31/2046 (e)	536
EUR 121	Reg. S, 3.45%, 07/30/2066 (e)	178
EUR 1,823	Reg. S, 4.00%, 04/30/2020 (e)	2,390
EUR 836	Reg. S, 4.70%, 07/30/2041 (e)	1,488

		34,792

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Sri Lanka — 0.1%
	Republic of Sri Lanka,
900	5.75%, 04/18/2023 (e)	895
1,340	Reg. S, 6.25%, 10/04/2020	1,381
500	Reg. S, 6.85%, 11/03/2025	511

		2,787

	Sweden — 0.1%
	Kingdom of Sweden,
SEK 620	0.75%, 05/12/2028	71
SEK 1,110	3.50%, 03/30/2039	176
SEK 1,630	5.00%, 12/01/2020	213
SEK 4,690	Reg. S, 1.50%, 11/13/2023 (e)	577
3,300	Svensk Exportkredit AB, 2.88%, 03/14/2023	3,273

		4,310

	Turkey — 0.2%
	Republic of Turkey,
970	4.88%, 04/16/2043	774
400	6.00%, 03/25/2027	402
200	6.00%, 01/14/2041	184
200	6.25%, 09/26/2022	210
600	6.63%, 02/17/2045	586
250	7.38%, 02/05/2025	274
100	8.00%, 02/14/2034	115
TRY 19,100	9.40%, 07/08/2020	4,307
TRY 3,700	11.00%, 02/24/2027	848

		7,700

	Ukraine — 0.1%
	Republic of Ukraine,
600	Reg. S, 7.75%, 09/01/2020	623
667	Reg. S, 7.75%, 09/01/2021	689
250	Reg. S, 7.75%, 09/01/2024	249
200	Reg. S, 7.75%, 09/01/2027	196
1,000	Ukreximbank Via Biz Finance plc, Reg. S, 9.63%, 04/27/2022	1,034

		2,791

	United Kingdom — 0.8%
	United Kingdom Gilt,
GBP 1,870	Reg. S, 0.50%, 07/22/2022	2,523
GBP 2,462	Reg. S, 0.75%, 07/22/2023	3,326
GBP 222	Reg. S, 1.25%, 07/22/2027	300
GBP 1,660	Reg. S, 1.50%, 01/22/2021	2,327
GBP 1,734	Reg. S, 1.50%, 07/22/2026	2,417
GBP 2,170	Reg. S, 1.50%, 07/22/2047	2,767

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	43

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of Options contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Foreign Government Securities — continued
	United Kingdom — continued
GBP 1,610	Reg. S, 1.75%, 07/22/2019	2,245
GBP 3,630	Reg. S, 1.75%, 09/07/2037	4,949
GBP 1,373	Reg. S, 1.75%, 07/22/2057	1,932
GBP 154	Reg. S, 2.50%, 07/22/2065	273
GBP 50	Reg. S, 3.75%, 07/22/2052	104
GBP 2,020	Reg. S, 4.25%, 06/07/2032	3,676
GBP 26	Reg. S, 4.25%, 12/07/2046	55
GBP 274	Reg. S, 4.75%, 12/07/2038	570

		27,464

	Uruguay — 0.1%
	Republic of Uruguay,
300	4.38%, 10/27/2027	302
380	4.98%, 04/20/2055	362
550	5.10%, 06/18/2050	540
450	7.88%, 01/15/2033	588

		1,792

	Venezuela, Bolivarian Republic of — 0.0% (g)
	Republic of Venezuela,
70	Reg. S, 6.00%, 12/09/2020 (d)	20
180	Reg. S, 7.65%, 04/21/2025 (d)	50
80	Reg. S, 7.75%, 10/13/2019 (d)	23
540	Reg. S, 8.25%, 10/13/2024 (d)	153
885	Reg. S, 9.00%, 05/07/2023 (d)	252
540	Reg. S, 9.25%, 05/07/2028 (d)	152
120	Reg. S, 11.75%, 10/21/2026 (d)	37
130	Reg. S, 12.75%, 08/23/2022 (d)	41

		728

	Vietnam — 0.0% (g)
200	Republic of Vietnam, Reg. S, 4.80%, 11/19/2024	203

	Zambia — 0.0% (g)
	Republic of Zambia,
700	Reg. S, 5.38%, 09/20/2022	642
200	Reg. S, 8.97%, 07/30/2027	201

		843

	Total Foreign Government Securities (Cost $382,021)	376,104

Loan Assignments — 0.3% (cc)
	Canada — 0.0% (g)
64	Concordia Healthcare Corp., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 6.15%, 10/21/2021 (aa)	58

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
75	MacDonald, Dettwiler and Associates Ltd., Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.66%, 10/04/2024 (aa)	75

		133

	United States — 0.3%
165	Avaya, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 6.65%, 12/15/2024 (aa)	166
1,382	California Resources Corp., 1st Lien Second Out Term Loan, (ICE LIBOR USD 1 Month + 10.38%), 12.27%, 12/31/2021 (aa)	1,551
1,177	California Resources Corp., Senior Secured First Out, (ICE LIBOR USD 1 Month + 4.75%), 6.65%, 12/31/2022 (aa) ^	1,201
1,083	Chesapeake Energy Corp., 1st Lien Last Out, (ICE LIBOR USD 3 Month + 7.50%), 9.44%, 08/23/2021 (aa) ^	1,145
183	Cincinnati Bell, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 5.57%, 10/02/2024 (aa)	185
210	Consolidated Communications, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.91%, 10/05/2023 (aa)	208
180	Cortes NP Acquisition Corporation, Term B Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.89%, 11/30/2023 (aa)	180
19	FGI Operating Co. LLC, DIP term Loan, (ICE LIBOR USD 1 Month + 1.88%), 8.00%, 06/28/2018 (aa) (bb) ^	19
84	FGI Operating Co. LLC, Term B Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.90%, 04/19/2019 (aa)	20
457	First Data Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month +2.25%), 4.15%, 04/26/2024 (aa)	458
281	Genesys Telecom Holdings, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.50%), 5.80%, 12/01/2023 (aa)	283
120	JC Penney Corp., Term Loan B, (ICE LIBOR USD 3 Month + 4.25%), 6.23%, 06/23/2023 (aa) ^	117
534	Moran Foods LLC, Term Loan B, (ICE LIBOR USD 1 Month + 6.00%), 7.90%, 12/05/2023 (aa)	461
67	MTL Publishing LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 4.14%, 08/20/2023 (aa)	67
72	ON Semiconductor Corp., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.90%, 03/31/2023 (aa)	72

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Loan Assignments — continued
	United States — continued
123	PetSmart, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.89%, 03/11/2022 (aa)	97
163	Quest Software Us Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 5.50%), 7.86%, 10/31/2022 (aa)	164
189	Revlon Consumer Products Corp., Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 5.40%, 09/07/2023 (aa)	145
271	Securus Technologies Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 6.40%, 11/01/2024 (aa)	275
71	Supervalu, Inc., Delayed Draw Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.40%, 06/08/2024 (aa)	71
118	Supervalu, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 5.40%, 06/08/2024 (aa)	118
281	Syniverse Holdings, Inc., 1st Lien, (ICE LIBOR USD 1 Month + 5.00%), 6.90%, 03/09/2023 (aa)	284
1,253	Ultra Resources, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.90%, 04/12/2024 (aa)	1,171
613	Viskase Cos., Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 5.55%, 01/30/2021 (aa)	602

		9,060

	Total Loan Assignments (Cost $9,274)	9,193

Mortgage-Backed Securities — 0.4%
	FHLMC Gold Pools, 15 Year, Single Family,
6,188	3.50%, 04/01/2030	6,277
1,687	4.00%, 04/01/2026	1,735
5,383	FNMA, 15 Year, Single Family, 4.00%, 11/01/2026	5,582

	Total Mortgage-Backed Securities (Cost $13,608)	13,594

NUMBER OF CONTRACTS
Options Purchased — 0.4%
	Call Options — 0.4%
	Japan — 0.1%
789	TOPIX Index, expiring 06/08/2018 at JPY 1,750.00, European Style (a) Notional Amount: JPY 7,890 Exchange Traded	3,075

	United States — 0.3%
40,271	iShares MSCI Emerging Markets ETF, 06/15/2018 at USD 48.00, American Style (a) Notional Amount: USD 188,952 Exchange Traded	2,920

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	United States — continued
556	S&P 500 Index, expiring 06/15/2018 at USD 2,625.00, European Style (a) Notional Amount: USD 147,232 Exchange Traded	3,611
1,034	S&P 500 Index, expiring 06/15/2018 at USD 2,725.00, European Style (a) Notional Amount: USD 273,808 Exchange Traded	1,701

NOTIONAL AMOUNT($)
8,246	Foreign Exchange CNH/USD 07/27/2018 at USD 6.50, Vanilla, European Style (a) Notional Amount: USD 8,246 Counterparty: Standard Chartered Bank	24
8,069	Foreign Exchange INR/USD 07/03/2018 at USD 67.60, Vanilla, European Style (a) Notional Amount: USD 8,069 Counterparty: Merrill Lynch International	48
8,017	Foreign Exchange PLN/USD 06/20/2018 at USD 3.58, Vanilla, European Style (a) Notional Amount: USD 8,017 Counterparty: Goldman Sachs International	46
7,833	Foreign Exchange RUB/USD 06/01/2018 at USD 60.30, Vanilla, European Style (a) Notional Amount: USD 7,833 Counterparty: Citibank, NA	370

		8,720

	Total Call Options Purchased	11,795

	Put Options — 0.0% (g)
	Australia — 0.0% (g)
9,641	Foreign Exchange JPY/AUD 05/01/2018 at AUD 83.55, Vanilla, European Style (a) Notional Amount: AUD 9,641 Counterparty: Goldman Sachs International	113
9,663	Foreign Exchange USD/AUD 05/11/2018 at AUD 0.75, Vanilla, European Style (a) Notional Amount: AUD 9,663 Counterparty: Merrill Lynch International	40

		153

	European Union — 0.0% (g)
6,782	Foreign Exchange USD/EUR 06/29/2018 at EUR 1.19, Vanilla, European Style (a) Notional Amount: EUR 6,782 Counterparty: Citibank, NA	35

	Total Put Option Purchased	188

	Total Options Purchased (Cost $23,511)	11,983

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	45

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE
Preferred Stocks — 0.0% (g)
		Bermuda — 0.0% (g)
—	(h)	XLIT Ltd., Series D, (ICE LIBOR USD 3 Month + 3.12%), 5.47%, 06/01/2018 ($1,000 par value) (aa) @	85

		United States — 0.0% (g)
1		GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 7.62%, 02/15/2040 ($25 par value) (aa)	17
3		Goodman Private Preferred Shares (bb)	10

			27

		Total Preferred Stocks (Cost $99)	112

Supranational — 0.1%
270		African Export-Import Bank (The), Reg. S, 4.13%, 06/20/2024	260
AUD 1,210		European Investment Bank, 0.50%, 06/21/2023	799
		Inter-American Development Bank,
CAD 3,650		0.50%, 05/23/2023	2,543
CAD 614		4.40%, 01/26/2026	528

		Total Supranational (Cost $4,251)	4,130

NUMBER OF RIGHTS
Rights — 0.0% (g)
		United States — 0.0% (g)
44		Media General, Inc., CVR (a) (bb)	2
17		Vistra Energy Corp., expiring 12/31/2049 (a) (bb)	12

		Total Rights (Cost $—)	14

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 2.7%
		U.S. Treasury Bonds,
1,200		2.25%, 08/15/2046	1,005
1,132		2.50%, 02/15/2046	1,002
10,299		3.63%, 08/15/2043	11,242
7,286		3.75%, 08/15/2041	8,098
5,061		4.25%, 05/15/2039	6,012
4,098		5.38%, 02/15/2031	5,141
2,225		6.13%, 08/15/2029	2,898
		U.S. Treasury Notes,
28,685		1.13%, 01/31/2019 (k)	28,456
13,124		1.25%, 10/31/2021	12,494
14,769		2.13%, 05/15/2025	14,026

		Total U.S. Treasury Obligations (Cost $92,564)	90,374

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments — 7.9%
	Foreign Government Treasury Bills — 0.3%
	Canadian Treasury Bills,
CAD 4,100	1.13%, 11/15/2018 (n)	3,170
CAD 4,496	1.35%, 10/18/2018 (n)	3,480
CAD 4,200	1.37%, 12/13/2018 (n)	3,243
CAD 390	1.42%, 11/15/2018 (n)	302
CAD 300	1.46%, 12/13/2018 (n)	232

	Total Foreign Government Treasury Bills (Cost $10,562)	10,427

SHARES
	Investment Companies — 7.6%
180,857	JPMorgan U.S. Government Money Market Fund, IM Class Shares, 1.63% (b) (l)	180,857
74,726	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58%(b) (l)	74,726

	Total Investment Companies (Cost $255,583)	255,583

	Total Short-Term Investments (Cost $266,145)	266,010

	Total Investments — 96.8% (Cost $3,071,004)	3,261,675
	Other Assets in Excess of Liabilities — 3.2%	109,718

	NET ASSETS — 100.0%	$3,371,393

Short Positions — 2.0%
Common Stocks — 2.0%
	United States — 2.0%
109	Cardinal Health, Inc.	7,018
4	Charter Communications, Inc., Class A (a)	962
133	Citigroup, Inc.	9,106
90	DENTSPLY SIRONA, Inc.	4,535
165	Harley-Davidson, Inc.	6,799
98	Johnson & Johnson	12,353
86	Kroger Co. (The)	2,173
106	Molson Coors Brewing Co., Class B	7,571
146	Newell Brands, Inc.	4,035
45	Procter & Gamble Co. (The)	3,281
26	Rockwell Automation, Inc.	4,356
46	Take-Two Interactive Software, Inc. (a)	4,562

	Total Securities Sold Short (Proceeds $68,401)	66,751

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	APRIL 30, 2018

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	11.5%
Collateralized Mortgage Obligations	10.7
Banks	7.5
Oil, Gas & Consumable Fuels	4.2
Insurance	3.3
Pharmaceuticals	3.1
IT Services	2.6
Software	2.1
Internet Software & Services	2.0
Media	1.8
Health Care Providers & Services	1.7
Capital Markets	1.7
U.S. Treasury Notes	1.7
Automobiles	1.6
Semiconductors & Semiconductor Equipment	1.6
Machinery	1.5
Beverages	1.5
Chemicals	1.4
Electric Utilities	1.4
Diversified Telecommunication Services	1.3
Metals & Mining	1.1

INDUSTRY	PERCENTAGE
U.S. Treasury Bonds	1.1%
Asset-Backed Securities	1.1
Hotels, Restaurants & Leisure	1.1
Internet & Direct Marketing Retail	1.0
Food & Staples Retailing	1.0
Others (each less than 1.0%)	21.2
Short-Term Investments	8.2

INDUSTRY (SHORT)	PERCENTAGE
Pharmaceuticals	18.5%
Banks	13.7
Beverages	11.3
Health Care Providers & Services	10.5
Automobiles	10.2
Software	6.8
Health Care Equipment & Supplies	6.8
Electrical Equipment	6.5
Household Durables	6.0
Household Products	5.0
Food & Staples Retailing	3.3
Media	1.4

Futures contracts outstanding as of April 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
3 Month Eurodollar	223	06/2018	USD	54,429	(62)
Australia 10 Year Bond	19	06/2018	AUD	1,829	4
Canada 10 Year Bond	72	06/2018	CAD	7,371	8
EURO STOXX 50 Index	551	06/2018	EUR	23,050	1,235
Euro-Bobl	37	06/2018	EUR	5,853	21
Euro-Bund	38	06/2018	EUR	7,284	57
Euro-OAT	21	06/2018	EUR	3,901	39
Euro-Schatz	99	06/2018	EUR	13,380	12
Foreign Exchange EUR/USD	1,090	06/2018	USD	165,176	(4,305)
Foreign Exchange JPY/USD	676	06/2018	USD	77,554	(2,163)
FTSE 100 Index	147	06/2018	GBP	15,070	924
MSCI EAFE E-Mini Index	198	06/2018	USD	20,062	(5)
MSCI Emerging Markets E-Mini Index	560	06/2018	USD	32,262	(592)
Russell 2000 E-Mini Index	436	06/2018	USD	33,655	(1,245)
S&P 500 E-Mini Index	557	06/2018	USD	73,719	(2,613)
Short-Term Euro-BTP	5	06/2018	EUR	681	3
TOPIX Index	109	06/2018	JPY	17,676	594

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	47

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
U.S. Treasury 5 Year Note	62	06/2018	USD	7,036	(13)
U.S. Treasury Ultra Bond	310	06/2018	USD	48,544	(691)

					(8,792)

Short Contracts
3 Month Sterling	(486)	06/2018	GBP	(83,007)	(52)
EURO STOXX 50 Index	(3,548)	06/2018	EUR	(148,420)	(4,730)
Euro-Bund	(10)	06/2018	EUR	(1,917)	(12)
Euro-Buxl	(2)	06/2018	EUR	(395)	1
Euro-Schatz	(62)	06/2018	EUR	(8,379)	(9)
FTSE 100 Index	(1,061)	06/2018	GBP	(108,774)	(4,489)
MSCI Europe Equity Index	(6,841)	06/2018	EUR	(178,607)	(6,600)
TOPIX Index	(408)	06/2018	JPY	(66,163)	(2,998)
U.S. Treasury 10 Year Note	(49)	06/2018	USD	(5,858)	49
U.S. Treasury 10 Year Ultra Note	(55)	06/2018	USD	(7,026)	2
U.S. Treasury 2 Year Note	(155)	06/2018	USD	(32,867)	25
3 Month Eurodollar	(223)	12/2018	USD	(54,276)	74

					(18,739)

					(27,531)

Forward foreign currency exchange contracts outstanding as of April 30, 2018:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
TRY	3,091	USD	744	Goldman Sachs International	5/18/2018	13
USD	786	AUD	1,013	State Street Corp.	5/18/2018	23
USD	830	COP	2,291,866	Credit Suisse International**	5/18/2018	14
USD	793	EUR	644	Credit Suisse International	5/18/2018	14
USD	812	EUR	656	Goldman Sachs International	5/18/2018	20
USD	755	INR	49,438	Credit Suisse International**	5/18/2018	13
USD	913	INR	60,609	Goldman Sachs International**	5/18/2018	3
USD	10,436	CAD	13,341	HSBC Bank, N.A.	5/25/2018	40
RUB	103,981	USD	1,614	Citibank, NA**	6/4/2018	30
RUB	102,665	USD	1,614	Credit Suisse International**	6/4/2018	9
CNY	19,963	USD	3,133	Citibank, NA**	6/19/2018	16
COP	3,455,144	USD	1,211	Citibank, NA**	6/19/2018	18
COP	3,461,038	USD	1,211	Credit Suisse International**	6/19/2018	20
EGP	27,366	USD	1,495	Citibank, NA**	6/19/2018	41
USD	821	ARS	17,399	Goldman Sachs International**	6/19/2018	8
USD	3,972	BRL	13,131	Goldman Sachs International**	6/19/2018	242
USD	2,956	CLP	1,785,140	Credit Suisse International**	6/19/2018	46
USD	1,531	CLP	917,067	Goldman Sachs International**	6/19/2018	36
USD	3,101	CNY	19,644	HSBC Bank, N.A.**	6/19/2018	2
USD	58	CZK	1,200	Citibank, NA	6/19/2018	2
USD	2,429	EUR	1,949	Royal Bank of Canada	6/19/2018	67
USD	1,641	EUR	1,312	State Street Corp.	6/19/2018	50
USD	3,976	JPY	420,880	HSBC Bank, N.A.	6/19/2018	113
USD	2,498	MXN	46,932	Goldman Sachs International	6/19/2018	8
USD	3,234	PLN	10,994	HSBC Bank, N.A.	6/19/2018	99

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	APRIL 30, 2018

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	1,073	RUB	62,291	Citibank, NA**	6/19/2018	89
USD	2,569	RUB	147,538	Goldman Sachs International**	6/19/2018	239
USD	773	SGD	1,017	Goldman Sachs International	6/19/2018	5
USD	2,373	THB	74,576	Goldman Sachs International	6/19/2018	7
USD	869	TRY	3,424	Citibank, NA	6/19/2018	39
USD	2,369	TRY	9,694	HSBC Bank, N.A.	6/19/2018	19
USD	2,958	ZAR	35,603	Goldman Sachs International	6/19/2018	121
USD	744	ZAR	9,035	HSBC Bank, N.A.	6/19/2018	24
USD	786	ZAR	9,540	National Australia Bank Ltd.	6/19/2018	26
USD	313	ZAR	3,768	State Street Corp.	6/19/2018	12
USD	951	IDR	13,236,119	Goldman Sachs International**	6/20/2018	5
GBP	718	SEK	8,573	Royal Bank of Canada	6/26/2018	8
USD	3,625	AUD	4,693	Australia & New Zealand Banking Group Ltd.	6/26/2018	92
USD	537	CAD	676	Australia & New Zealand Banking Group Ltd.	6/26/2018	10
USD	2,131	CHF	2,078	Australia & New Zealand Banking Group Ltd.	6/26/2018	24
USD	661	CHF	643	Barclays Bank plc	6/26/2018	9
USD	3,205	CHF	3,037	State Street Corp.	6/26/2018	126
USD	3,775	DKK	22,630	Merrill Lynch International	6/26/2018	90
USD	19,306	EUR	15,601	Australia & New Zealand Banking Group Ltd.	6/26/2018	385
USD	2,488	EUR	2,000	Barclays Bank plc	6/26/2018	63
USD	3,384	EUR	2,726	BNP Paribas	6/26/2018	78
USD	3,897	EUR	3,150	Citibank, NA	6/26/2018	76
USD	6,528	EUR	5,275	Merrill Lynch International	6/26/2018	130
USD	886	EUR	713	Royal Bank of Canada	6/26/2018	21
USD	4,790	EUR	3,874	Societe Generale	6/26/2018	91
USD	284,208	EUR	228,798	State Street Corp.	6/26/2018	6,712
USD	25,984	GBP	18,340	Australia & New Zealand Banking Group Ltd.	6/26/2018	666
USD	966	GBP	677	Barclays Bank plc	6/26/2018	30
USD	1,418	GBP	1,006	BNP Paribas	6/26/2018	29
USD	690	GBP	485	Merrill Lynch International	6/26/2018	20
USD	540	GBP	379	State Street Corp.	6/26/2018	16
USD	1,918	JPY	202,588	Australia & New Zealand Banking Group Ltd.	6/26/2018	57
USD	103,614	JPY	10,810,748	Royal Bank of Canada	6/26/2018	4,338
USD	580	JPY	61,834	State Street Corp.	6/26/2018	13
USD	1,980	JPY	211,080	TD Bank Financial Group	6/26/2018	42
USD	613	SEK	5,324	Barclays Bank plc	6/26/2018	2
USD	1,027	SEK	8,432	Deutsche Bank AG	6/26/2018	60
USD	937	EUR	754	Australia & New Zealand Banking Group Ltd.	7/19/2018	21
USD	824	EUR	669	Barclays Bank plc	7/19/2018	11
USD	1,049	EUR	841	Citibank, NA	7/19/2018	27

Total unrealized appreciation						14,780

CLP	495,281	USD	830	Credit Suisse International**	5/18/2018	(22)
CNY	573	USD	91	Citibank, NA**	5/18/2018	(1)
CNY	5,107	USD	809	Goldman Sachs International**	5/18/2018	(2)
CNY	4,733	USD	752	State Street Corp.**	5/18/2018	(4)
CZK	16,457	USD	805	State Street Corp.	5/18/2018	(28)
EUR	644	USD	800	Australia & New Zealand Banking Group Ltd.	5/18/2018	(21)
IDR	10,340,298	USD	749	Goldman Sachs International**	5/18/2018	(7)
MXN	15,310	USD	831	Goldman Sachs International	5/18/2018	(15)
THB	24,166	USD	774	Goldman Sachs International	5/18/2018	(8)
TWD	26,367	USD	900	Citibank, NA**	5/18/2018	(9)
TWD	22,690	USD	778	Goldman Sachs International**	5/18/2018	(11)
USD	816	MXN	15,310	Credit Suisse International	5/18/2018	(1)
USD	854	PHP	44,599	Citibank, NA**	5/18/2018	(8)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	49

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	748	PHP	38,992	Goldman Sachs International**	5/18/2018	(6)
USD	1,141	TRY	4,757	Goldman Sachs International	5/18/2018	(24)
BRL	5,820	USD	1,752	Credit Suisse International**	6/19/2018	(99)
BRL	7,311	USD	2,229	Goldman Sachs International**	6/19/2018	(152)
CLP	917,067	USD	1,516	Credit Suisse International**	6/19/2018	(21)
CNY	10,107	USD	1,607	Citibank, NA**	6/19/2018	(13)
CZK	30,119	USD	1,463	Citibank, NA	6/19/2018	(38)
EUR	3,012	USD	3,731	Australia & New Zealand Banking Group Ltd.	6/19/2018	(80)
EUR	249	USD	309	Royal Bank of Canada	6/19/2018	(7)
INR	76,132	USD	1,157	Goldman Sachs International**	6/19/2018	(19)
JPY	251,828	USD	2,415	Credit Suisse International	6/19/2018	(104)
JPY	169,052	USD	1,610	Royal Bank of Canada	6/19/2018	(58)
MXN	75,761	USD	4,083	Goldman Sachs International	6/19/2018	(64)
PLN	880	USD	258	Citibank, NA	6/19/2018	(7)
PLN	10,114	USD	2,964	Royal Bank of Canada	6/19/2018	(80)
RUB	64,159	USD	1,018	Citibank, NA**	6/19/2018	(5)
RUB	22,668	USD	364	Goldman Sachs International**	6/19/2018	(6)
SGD	1,017	USD	778	Credit Suisse International	6/19/2018	(10)
THB	74,576	USD	2,388	Australia & New Zealand Banking Group Ltd.	6/19/2018	(21)
TRY	4,220	USD	1,030	Goldman Sachs International	6/19/2018	(7)
TRY	1,092	USD	275	Royal Bank of Canada	6/19/2018	(10)
USD	2,414	COP	6,916,182	Credit Suisse International**	6/19/2018	(46)
USD	729	EGP	13,019	Citibank, NA**	6/19/2018	(3)
USD	1,135	INR	76,132	Citibank, NA**	6/19/2018	(4)
USD	1,525	MXN	28,828	State Street Corp.	6/19/2018	(4)
USD	3,298	TRY	13,735	HSBC Bank, N.A.	6/19/2018	(32)
ZAR	20,572	USD	1,649	Citibank, NA	6/19/2018	(10)
ZAR	9,665	USD	797	National Australia Bank Ltd.	6/19/2018	(27)
USD	2,705	IDR	38,273,143	Goldman Sachs International**	6/20/2018	(29)
CHF	360	USD	379	Australia & New Zealand Banking Group Ltd.	6/26/2018	(14)
CHF	1,159	USD	1,216	Goldman Sachs International	6/26/2018	(42)
CHF	852	USD	898	State Street Corp.	6/26/2018	(34)
EUR	988	USD	1,216	BNP Paribas	6/26/2018	(18)
EUR	2,689	USD	3,369	Deutsche Bank AG	6/26/2018	(108)
EUR	6,383	USD	7,878	State Street Corp.	6/26/2018	(136)
GBP	1,201	EUR	1,376	Goldman Sachs International	6/26/2018	(11)
GBP	32,794	USD	46,463	Australia & New Zealand Banking Group Ltd.	6/26/2018	(1,191)
GBP	569	USD	798	HSBC Bank, N.A.	6/26/2018	(13)
GBP	790	USD	1,112	Royal Bank of Canada	6/26/2018	(20)
JPY	372,080	USD	3,527	State Street Corp.	6/26/2018	(111)
JPY	532,570	USD	5,078	TD Bank Financial Group	6/26/2018	(187)
SEK	17,972	USD	2,189	Deutsche Bank AG	6/26/2018	(127)
USD	1,072	CAD	1,379	Australia & New Zealand Banking Group Ltd.	6/26/2018	(3)
USD	2,870	CAD	3,697	Merrill Lynch International	6/26/2018	(14)
EUR	291	USD	360	Australia & New Zealand Banking Group Ltd.	7/19/2018	(6)
KZT	285,924	USD	857	Citibank, NA**	10/24/2018	(9)

Total unrealized depreciation						(3,167)

Net unrealized appreciation						11,613

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	APRIL 30, 2018

Written Call Options Contracts as of April 30, 2018:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE ($)
Foreign Exchange INR/USD	Goldman Sachs International	8,069	USD	8,069	INR	67.60	7/3/2018	(48)

								(48)

Written Put Options Contracts as of April 30, 2018:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE ($)
Foreign Exchange JPY/AUD	Goldman Sachs International	4,820	AUD	4,820	JPY	83.55	5/1/2018	(57)
Foreign Exchange JPY/AUD	Goldman Sachs International	4,820	AUD	4,820	JPY	83.55	5/1/2018	(57)
Foreign Exchange USD/AUD	Merrill Lynch International	9,663	AUD	9,663	USD	0.75	5/11/2018	(39)

								(153)

Total Written Options Contracts (Premiums Received $146)								(201)

OTC Total Return Basket Swaps Outstanding at April 30, 2018:
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.35% to 1.50%), which is denominated in GBP based on the local currencies of the positions within the swaps.	03/29/2019	$34,736	$1,470	$313	$1,783

REFERENCE ENTITY	SHARES	NOTIONAL VALUE ($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) ($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
United Kingdom
Anglo American plc	105	2,481	146	0.0	(g)
Ashtead Group plc	71	1,963	40	0.0	(g)
Barratt Developments plc	188	1,445	26	0.0	(g)
Bellway plc	42	1,912	86	0.0	(g)
Compass Group plc	135	2,889	119	0.0	(g)
Fevertree Drinks plc	50	1,958	97	0.0	(g)
Lloyds Banking Group plc	2,374	2,105	(72)	0.0	(g)
Man Group plc	692	1,718	51	0.0	(g)
Persimmon plc	64	2,409	58	0.0	(g)
Rio Tinto plc	68	3,711	337	0.0	(g)
Rolls-Royce Holdings plc	134	1,550	(75)	0.0	(g)
Taylor Wimpey plc	589	1,552	28	0.0	(g)
Tesco plc	1,130	3,661	461	0.0	(g)

	5,642	29,354	1,302	0.0	(g)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	51

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE ($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) ($) (2)	PERCENTAGE OF NET ASSETS (%)
United States
Shire plc	16	853	(5)	0.0	(g)

Israel
Plus500 Ltd.	47	916	51	0.0	(g)

Switzerland
Glencore plc	747	3,600	109	0.0	(g)

Preferred Stock
United Kingdom
Rolls-Royce plc	9,527	13	13	0.0	(g)

Total Long Positions of Total Return Basket Swaps	15,979	34,736	1,470	0.0	(g)

The following reference rates, and their values as of period-end, are used for security descriptions:	Value
GBP LIBOR	0.51%

Summary of total swap contracts outstanding as of April 30, 2018:
VALUE ($)
Assets
OTC Total return basket swaps contracts outstanding	1,783

Total OTC swap contracts outstanding	1,783

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	APRIL 30, 2018

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 4.2%
	United States — 4.2%
	ABFC Trust,
253	Series 2003-OPT1, Class A1A, 2.72%, 04/25/2033 (z) (bb)	254
1,642	Series 2004-HE1, Class M1, 2.80%, 03/25/2034 (z) (bb)	1,640
733	Series 2004-OPT3, Class M1, 2.65%, 09/25/2033 (z) (bb)	688
2,609	Series 2004-OPT5, Class A1, 2.60%, 06/25/2034 (z) (bb)	2,545
1,358	Series 2005-WF1, Class M1, 2.44%, 11/25/2034 (z) (bb)	1,357
1,036	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, 2.77%, 01/25/2035 (z) (bb)	1,007
	ACE Securities Corp. Home Equity Loan Trust,
1,021	Series 2003-FM1, Class M1, 3.19%, 11/25/2032 (z) (bb)	1,034
1,160	Series 2003-HE1, Class M1, 2.87%, 11/25/2033 (z)	1,140
724	Series 2003-NC1, Class M1, 3.07%, 07/25/2033 (z) (bb)	717
3,631	Series 2003-OP1, Class M1, 2.95%, 12/25/2033 (z) (bb)	3,595
927	Series 2004-HE2, Class M1, 2.93%, 10/25/2034 (z) (bb)	927
1,393	Series 2004-HE4, Class M2, 2.87%, 12/25/2034 (z) (bb)	1,355
3,818	Series 2004-OP1, Class M2, 3.47%, 04/25/2034 (z) (bb)	3,755
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
612	Series 2002-AR1, Class M1, 2.94%, 09/25/2032 (z) (bb)	612
1,135	Series 2003-13, Class M1, 2.92%, 01/25/2034 (z) (bb)	1,107
489	Series 2003-13, Class M2, 4.45%, 01/25/2034 (z) (bb)	482
195	Series 2004-R8, Class M1, 2.86%, 09/25/2034 (z) (bb)	196
	Ameriquest Mortgage Securities, Inc. Asset-Backed Securities,
810	Series 2004-R1, Class A2, 2.50%, 02/25/2034 (z) (bb)	773
3,591	Series 2004-R1, Class M1, 2.69%, 02/25/2034 (z) (bb)	3,609
484	Series 2004-R1, Class M2, 2.77%, 02/25/2034 (z) (bb)	470

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
1,054	Series 2003-W5, Class M2, 4.67%, 10/25/2033 (z) (bb)	1,016
660	Series 2004-W2, Class M2, 3.77%, 04/25/2034 (z) (bb)	677
487	Series 2004-W2, Class M3, 4.00%, 04/25/2034 (z) (bb)	477
1,783	Series 2004-W3, Class A3, 2.72%, 02/25/2034 (z) (bb)	1,739
1,094	Series 2004-W6, Class M1, 2.72%, 05/25/2034 (z) (bb)	1,091
494	Series 2004-W7, Class M2, 2.80%, 05/25/2034 (z) (bb)	496
	Asset-Backed Securities Corp. Home Equity Loan Trust,
1,970	Series 2001-HE3, Class A1, 2.44%, 11/15/2031 (z)	1,932
128	Series 2003-HE3, Class M2, 4.90%, 06/15/2033 (z) (bb)	125
1,522	Series 2003-HE4, Class M1, 3.14%, 08/15/2033 (z)	1,528
1,254	Series 2003-HE4, Class M2, 4.37%, 08/15/2033 (z) (bb)	1,249
1,614	Series 2004-HE2, Class M2, 3.77%, 04/25/2034 (z) (bb)	1,532
1,089	Series 2004-HE7, Class M2, 3.47%, 10/25/2034 (z) (bb)	1,091
500	Series 2005-HE6, Class M4, 2.86%, 07/25/2035 (z) (bb)	499
563	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.67%, 12/28/2036 (bb)	570
274	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C, Class 1A2, SUB, 5.64%, 11/28/2036 (bb)	279
3,342	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN7, Class A1, SUB, 3.10%, 09/28/2032 (e) (bb)	3,326
4,000	Bayview Opportunity Master Fund Trust, Series 2018-RN5, Class A1, SUB, 3.82%, 04/28/2033 (e)	4,000
	Bear Stearns Asset-Backed Securities I Trust,
4,302	Series 2004-HE6, Class M2, 3.77%, 08/25/2034 (z) (bb)	4,288
1,773	Series 2004-HE11, Class M2, 3.47%, 12/25/2034 (z) (bb)	1,815
	Bear Stearns Asset-Backed Securities Trust,
643	Series 2003-1, Class M1, 3.55%, 11/25/2042 (z) (bb)	616

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	53

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
427	Series 2003-SD1, Class A, 2.80%, 12/25/2033 (z) (bb)	427
869	Series 2003-SD1, Class M1, 3.17%, 12/25/2033 (z) (bb)	840
1,373	Series 2004-HE2, Class M2, 3.70%, 03/25/2034 (z) (bb)	1,371
1,778	Series 2004-SD4, Class A1, 2.80%, 08/25/2044 (z) (bb)	1,770
506	CDC Mortgage Capital Trust, Series 2003-HE1, Class M1, 3.25%, 08/25/2033 (z)	504
	Centex Home Equity Loan Trust,
4,800	Series 2004-A, Class M1, 2.50%, 01/25/2034 (z) (bb)	4,763
709	Series 2004-C, Class M2, 2.69%, 06/25/2034 (z) (bb)	699
603	Series 2004-D, Class MF2, SUB, 5.56%, 09/25/2034 (bb)	604
1,640	Series 2004-D, Class MF3, SUB, 5.76%, 09/25/2034 (bb)	1,551
228	Series 2004-D, Class MV2, 2.59%, 09/25/2034 (z) (bb)	226
	Chase Funding Loan Acquisition Trust,
1,116	Series 2004-AQ1, Class M1, 2.99%, 05/25/2034 (z) (bb)	1,072
1,271	Series 2004-OPT1, Class M2, 3.40%, 06/25/2034 (z) (bb)	1,261
	Chase Funding Trust,
1,242	Series 2003-4, Class 1A5, SUB, 5.25%, 05/25/2033 (bb)	1,258
151	Series 2003-4, Class 2M1, 2.80%, 03/25/2033 (z) (bb)	146
349	Series 2003-5, Class 1M2, 5.64%, 09/25/2032 (z) (bb)	304
2,345	Series 2003-6, Class 2A2, 2.48%, 11/25/2034 (z) (bb)	2,285
1,953	Series 2003-6, Class 2M1, 2.65%, 11/25/2034 (z) (bb)	1,878
841	Series 2004-1, Class 1M1, 4.73%, 05/25/2033 (bb)	851
750	Series 2004-1, Class 2M1, 2.65%, 09/25/2033 (z) (bb)	734
1,803	Series 2004-2, Class 1M1, 5.70%, 02/26/2035 (z) (bb)	1,812
1,248	CHEC Loan Trust, Series 2004-1, Class M1, 2.80%, 07/25/2034 (z) (bb)	1,151
	Citigroup Mortgage Loan Trust, Inc.,
272	Series 2005-OPT1, Class M4, 2.95%, 02/25/2035 (z) (bb)	259

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
81	Series 2005-WF2, Class AF7, SUB, 5.25%, 08/25/2035 (bb)	80
19	Continental Airlines Pass-Through Trust, Series 2004-ERJ1, 9.56%, 09/01/2019	20
	Countrywide Asset-Backed Certificates,
878	Series 2002-4, Class M1, 3.02%, 12/25/2032 (z) (bb)	874
1,251	Series 2003-3, Class 3A, 2.44%, 11/25/2033 (z) (bb)	1,200
7,135	Series 2004-2, Class M1, 2.65%, 05/25/2034 (z) (bb)	7,125
2,186	Series 2004-3, Class M1, 2.65%, 06/25/2034 (z) (bb)	2,125
526	Series 2004-3, Class M2, 2.72%, 06/25/2034 (z) (bb)	524
1,090	Series 2004-BC1, Class M1, 2.65%, 02/25/2034 (z)	1,086
233	Series 2004-BC4, Class M1, 2.95%, 11/25/2034 (z) (bb)	233
658	Series 2004-ECC2, Class M2, 2.87%, 12/25/2034 (z) (bb)	659
3,000	Series 2005-12, Class M2, 2.39%, 02/25/2036 (z) (bb)	2,999
4,059	Series 2005-AB3, Class 1A1, 2.40%, 02/25/2036 (z) (bb)	3,998
2,290	Series 2005-AB4, Class 2A1, 2.17%, 03/25/2036 (z) (bb)	2,102
7,746	Series 2006-19, Class 2A2, 2.06%, 03/25/2037 (z) (bb)	7,678
966	Countrywide Partnership Trust, Series 2004-EC1, Class M2, 2.84%, 01/25/2035 (z) (bb)	964
	Credit-Based Asset Servicing & Securitization LLC,
2,195	Series 2003-CB6, Class M1, 2.95%, 12/25/2033 (z) (bb)	2,160
1,321	Series 2004-CB2, Class M1, 2.68%, 07/25/2033 (z) (bb)	1,248
120	Series 2005-CB8, Class AF2, SUB, 3.78%, 12/25/2035 (bb)	119
1,209	CWABS Asset-Backed Certificates Trust, Series 2005-11, Class AF6, 4.49%, 02/25/2036 (z) (bb)	1,236
	CWABS, Inc. Asset-Backed Certificates,
2,973	Series 2003-BC1, Class A1, 2.70%, 03/25/2033 (z) (bb)	2,932
668	Series 2004-1, Class M2, 2.72%, 03/25/2034 (z) (bb)	663

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
1,199	Series 2004-1, Class M3, 2.87%, 02/25/2034 (z) (bb)	1,195
	CWABS, Inc. Asset-Backed Certificates Trust,
1,814	Series 2004-5, Class M2, 2.90%, 07/25/2034 (z) (bb)	1,816
702	Series 2004-6, Class M2, 2.87%, 10/25/2034 (z) (bb)	695
372	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.87%, 10/25/2034 (bb)	369
7,710	FFMLT Trust, Series 2005-FF11, Class M1, 2.54%, 11/25/2035 (z) (bb)	7,691
179	Finance America Mortgage Loan Trust, Series 2004-3, Class M2, 2.84%, 11/25/2034 (z) (bb)	165
796	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2004-FF3, Class M1, 2.72%, 05/25/2034 (z) (bb)	786
	First Franklin Mortgage Loan Trust,
4,566	Series 2003-FF5, Class M1, 2.80%, 03/25/2034 (z) (bb)	4,577
1,996	Series 2004-FF5, Class A1, 2.62%, 08/25/2034 (z) (bb)	1,944
10,564	Series 2005-FF10, Class A1, 2.20%, 11/25/2035 (z) (bb)	10,218
578	Series 2005-FF10, Class A4, 2.22%, 11/25/2035 (z)	579
881	Series 2006-FF8, Class IIA3, 2.05%, 07/25/2036 (z) (bb)	876
	Fremont Home Loan Trust,
2,142	Series 2002-1, Class M1, 3.15%, 08/25/2033 (z) (bb)	2,191
1,915	Series 2003-A, Class M1, 2.87%, 08/25/2033 (z) (bb)	1,850
1,218	Series 2004-2, Class M2, 2.83%, 07/25/2034 (z)	1,227
3,506	Series 2004-A, Class M1, 2.72%, 01/25/2034 (z) (bb)	3,434
486	Series 2004-B, Class M2, 2.84%, 05/25/2034 (z) (bb)	494
821	Series 2004-C, Class M1, 2.87%, 08/25/2034 (z) (bb)	822
1,799	Series 2004-D, Class M1, 2.77%, 11/25/2034 (z)	1,785
581	Series 2004-D, Class M2, 2.80%, 11/25/2034 (z)	573
	GCAT LLC,
3,844	Series 2017-3, Class A1, SUB, 3.35%, 04/25/2047 (e) (bb)	3,816

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,165	Series 2017-5, Class A1, SUB, 3.23%, 07/25/2047 (e) (bb)	2,151
698	GSAA Home Equity Trust, Series 2005-6, Class A3, 2.27%, 06/25/2035 (z) (bb)	703
	GSAMP Trust,
2,033	Series 2003-HE1, Class M1, 3.14%, 06/20/2033 (z) (bb)	2,055
1,189	Series 2003-SEA, Class A1, 2.30%, 02/25/2033 (z) (bb)	1,170
422	Series 2005-HE3, Class M2, 2.90%, 06/25/2035 (z) (bb)	424
1,729	Series 2005-NC1, Class M1, 2.57%, 02/25/2035 (z) (bb)	1,737
3,047	Series 2006-FM1, Class A2C, 2.06%, 04/25/2036 (z) (bb)	2,261
5,288	Series 2006-HE3, Class A2C, 2.06%, 05/25/2046 (z)	5,225
1,645	Series 2006-HE4, Class A2C, 2.05%, 06/25/2036 (z) (bb)	1,629
6,030	Series 2007-SEA1, Class A, 2.20%, 12/25/2036 (e) (z) (bb)	5,823
	Home Equity Asset Trust,
3,267	Series 2002-5, Class M1, 3.60%, 05/25/2033 (z) (bb)	3,251
812	Series 2003-3, Class M1, 3.19%, 08/25/2033 (z) (bb)	815
443	Series 2004-6, Class M2, 2.80%, 12/25/2034 (z) (bb)	436
3,663	Series 2005-7, Class M1, 2.35%, 01/25/2036 (z) (bb)	3,676
	Home Equity Mortgage Loan Asset-Backed Trust,
492	Series 2004-B, Class M2, 3.02%, 11/25/2034 (z) (bb)	491
7,891	Series 2004-C, Class M1, 2.74%, 03/25/2035 (z)	7,860
867	Series 2004-C, Class M2, 2.80%, 03/25/2035 (z) (bb)	861
1,093	Series 2006-B, Class 2A3, 2.09%, 06/25/2036 (z) (bb)	1,063
	Long Beach Mortgage Loan Trust,
705	Series 2001-2, Class M1, 2.46%, 07/25/2031 (z) (bb)	706
2,471	Series 2002-5, Class M1, 3.14%, 11/25/2032 (z) (bb)	2,460
269	Series 2003-4, Class M1, 2.92%, 08/25/2033 (z) (bb)	270

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	55

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
778	Series 2004-3, Class M2, 2.80%, 07/25/2034 (z) (bb)	777
508	Series 2004-3, Class M4, 3.51%, 07/25/2034 (z) (bb)	509
546	Series 2004-3, Class M6, 4.03%, 07/25/2034 (z)	514
1,662	Series 2004-4, Class M1, 2.80%, 10/25/2034 (z)	1,663
	MASTR Asset-Backed Securities Trust,
2,616	Series 2003-OPT1, Class M3, 6.02%, 12/25/2032 (z) (bb)	2,710
785	Series 2004-OPT2, Class M1, 2.80%, 09/25/2034 (z) (bb)	771
845	Series 2004-OPT2, Class M2, 2.87%, 09/25/2034 (z) (bb)	831
1,539	Series 2005-NC1, Class M2, 2.65%, 12/25/2034 (z) (bb)	1,548
912	Series 2005-NC1, Class M4, 3.04%, 12/25/2034 (z) (bb)	883
	Merrill Lynch Mortgage Investors Trust,
411	Series 2003-OPT1, Class M1, 2.87%, 07/25/2034 (z)	402
301	Series 2004-HE2, Class M1, 3.10%, 08/25/2035 (z) (bb)	302
85	Series 2004-WMC5, Class M5, 3.62%, 07/25/2035 (z) (bb)	85
1,702	Series 2005-FM1, Class M1, 2.62%, 05/25/2036 (z)	1,674
7,604	MFA Trust, Series 2017-NPL1, Class A1, SUB, 3.35%, 11/25/2047 (e) (bb)	7,545
	Morgan Stanley ABS Capital I, Inc. Trust,
912	Series 2003-NC10, Class M1, 2.92%, 10/25/2033 (z) (bb)	904
5,003	Series 2004-HE1, Class M1, 2.75%, 01/25/2034 (z) (bb)	4,957
209	Series 2004-HE2, Class M2, 3.70%, 03/25/2034 (z) (bb)	196
1,033	Series 2004-HE2, Class M3, 4.07%, 03/25/2034 (z) (bb)	696
3,610	Series 2004-HE3, Class M1, 2.75%, 03/25/2034 (z) (bb)	3,514
1,256	Series 2004-HE3, Class M2, 3.77%, 03/25/2034 (z) (bb)	1,221
960	Series 2004-HE6, Class M1, 2.72%, 08/25/2034 (z)	966
1,138	Series 2004-HE6, Class M2, 2.80%, 08/25/2034 (z) (bb)	1,137

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
753	Series 2004-HE6, Class M3, 2.87%, 08/25/2034 (z) (bb)	755
364	Series 2004-HE7, Class M2, 2.84%, 08/25/2034 (z) (bb)	368
75	Series 2004-HE7, Class M3, 2.92%, 08/25/2034 (z) (bb)	75
2,496	Series 2004-HE8, Class M1, 2.86%, 09/25/2034 (z) (bb)	2,521
392	Series 2004-HE8, Class M2, 2.92%, 09/25/2034 (z) (bb)	398
689	Series 2004-HE8, Class M3, 3.02%, 09/25/2034 (z) (bb)	691
2,334	Series 2004-NC3, Class M1, 2.69%, 03/25/2034 (z) (bb)	2,301
4,737	Series 2004-NC5, Class M1, 2.80%, 05/25/2034 (z) (bb)	4,710
614	Series 2004-NC6, Class M2, 3.77%, 07/25/2034 (z) (bb)	606
580	Series 2004-NC8, Class M3, 3.01%, 09/25/2034 (z) (bb)	571
732	Series 2004-OP1, Class M2, 2.81%, 11/25/2034 (z) (bb)	726
829	Series 2004-OP1, Class M3, 2.92%, 11/25/2034 (z) (bb)	822
1,875	Series 2004-WMC2, Class M1, 2.81%, 07/25/2034 (z) (bb)	1,871
689	Series 2004-WMC2, Class M2, 3.70%, 07/25/2034 (z) (bb)	680
3,304	Series 2004-WMC3, Class M2, 2.69%, 01/25/2035 (z) (bb)	3,296
398	Series 2005-HE1, Class M2, 2.60%, 12/25/2034 (z) (bb)	369
1,078	Series 2005-HE1, Class M3, 2.68%, 12/25/2034 (z) (bb)	994
263	Series 2005-NC1, Class M3, 2.66%, 01/25/2035 (z) (bb)	252
4,405	Morgan Stanley Mortgage Loan Trust, Series 2007-5AX, Class 2A2, 2.05%, 02/25/2037 (z) (bb)	2,264
	New Century Home Equity Loan Trust,
298	Series 2003-3, Class M1, 3.08%, 07/25/2033 (z) (bb)	298
736	Series 2003-B, Class M2, 4.37%, 11/25/2033 (z) (bb)	739
2,714	Series 2004-1, Class M1, 2.78%, 05/25/2034 (z)	2,696
193	Series 2004-2, Class M2, 2.83%, 08/25/2034 (z) (bb)	192

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
899	Series 2004-2, Class M4, 3.70%, 08/25/2034 (z) (bb)	903
767	Series 2004-2, Class M6, 4.15%, 08/25/2034 (z) (bb)	770
1,122	Series 2004-3, Class M2, 2.87%, 11/25/2034 (z) (bb)	1,118
410	Series 2004-3, Class M3, 2.96%, 11/25/2034 (z) (bb)	413
4,514	Series 2004-4, Class M1, 2.66%, 02/25/2035 (z) (bb)	4,485
504	Series 2004-4, Class M2, 2.69%, 02/25/2035 (z) (bb)	500
292	Series 2005-1, Class M3, 2.68%, 03/25/2035 (z) (bb)	272
2,283	Series 2006-2, Class A2B, 2.06%, 08/25/2036 (z)	2,160
	NovaStar Mortgage Funding Trust,
1,191	Series 2003-2, Class M2, 4.67%, 09/25/2033 (z) (bb)	1,182
4	Series 2003-3, Class M2, 4.37%, 12/25/2033 (z) (bb)	3
3,760	Series 2004-2, Class M4, 3.70%, 09/25/2034 (z) (bb)	3,696
	Oak Hill Advisors Residential Loan Trust,
5,938	Series 2017-NPL1, Class A1, SUB, 3.00%, 06/25/2057 (e) (bb)	5,859
4,724	Series 2017-NPL2, Class A1, SUB, 3.00%, 07/25/2057 (e) (bb)	4,687
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
5,802	Series 2003-5, Class A1, 2.54%, 08/25/2033 (z) (bb)	5,678
433	Series 2003-5, Class A2, 2.54%, 08/25/2033 (z) (bb)	425
234	Series 2003-5, Class M2, 4.22%, 08/25/2033 (z) (bb)	213
	Option One Mortgage Loan Trust,
4,198	Series 2002-3, Class A1, 2.40%, 08/25/2032 (z) (bb)	4,099
732	Series 2002-3, Class A2, 2.44%, 08/25/2032 (z) (bb)	716
633	Series 2004-3, Class M2, 2.75%, 11/25/2034 (z) (bb)	632
1,910	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, 3.62%, 10/25/2034 (z) (bb)	1,889
	Pretium Mortgage Credit Partners I LLC,
11,354	Series 2017-NPL1, Class A1, SUB, 3.50%, 04/29/2032 (e)	11,327

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
6,000	Series 2017-NPL1, Class A2, SUB, 5.50%, 04/29/2032 (e) (bb)	5,970
8,025	Series 2017-NPL2, Class A1, SUB, 3.25%, 03/28/2057 (e) (bb)	7,968
2,696	Series 2017-NPL2, Class A2, SUB, 5.50%, 03/28/2057 (e) (bb)	2,637
4,773	Series 2017-NPL3, Class A1, SUB, 3.25%, 06/29/2032 (e) (bb)	4,743
7,318	Series 2017-NPL4, Class A1, SUB, 3.25%, 08/27/2032 (e) (bb)	7,257
12,273	Series 2017-NPL5, Class A1, 3.33%, 12/30/2032 (e) (z)	12,223
6,589	Series 2018-NPL1, Class A1, SUB, 3.38%, 01/27/2033 (e) (bb)	6,559
13,462	Series 2018-NPL2, Class A1, SUB, 3.70%, 03/27/2033 (e)	13,460
790	RAAC Trust, Series 2005-RP3, Class M1, 2.70%, 05/25/2039 (e) (z) (bb)	789
	RAMP Trust,
508	Series 2002-RS2, Class AI5, 5.95%, 03/25/2032 (z) (bb)	514
5,500	Series 2006-RZ3, Class M1, 2.25%, 08/25/2036 (z) (bb)	5,378
	RASC Trust,
610	Series 2001-KS3, Class AII, 2.36%, 09/25/2031 (z) (bb)	598
2,731	Series 2005-EMX1, Class M1, 2.54%, 03/25/2035 (z) (bb)	2,738
1,413	Series 2005-KS2, Class M1, 2.54%, 03/25/2035 (z) (bb)	1,414
564	Series 2006-KS5, Class A3, 2.06%, 07/25/2036 (z) (bb)	563
	Renaissance Home Equity Loan Trust,
1,234	Series 2002-3, Class M1, 3.40%, 12/25/2032 (z) (bb)	1,235
390	Series 2003-1, Class M1, 3.40%, 06/25/2033 (z) (bb)	383
1,348	Series 2003-3, Class M1, 2.63%, 12/25/2033 (z) (bb)	1,316
1,226	Series 2003-3, Class M2F, SUB, 5.68%, 12/25/2033 (bb)	1,268
1,923	Series 2003-4, Class M1, 2.75%, 03/25/2034 (z) (bb)	1,912
972	Series 2003-4, Class M2F, SUB, 6.24%, 03/25/2034 (bb)	927
649	Series 2004-1, Class M1, 2.77%, 05/25/2034 (z) (bb)	627
341	Series 2005-1, Class AF6, SUB, 4.97%, 05/25/2035 (bb)	349

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	57

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
1,056	Series 2005-2, Class AV3, 2.27%, 08/25/2035 (z) (bb)	1,007
556	Series 2005-4, Class A3, SUB, 5.56%, 02/25/2036	556
668	SASCO Mortgage Loan Trust, Series 2004-GEL3, Class M1, 3.47%, 08/25/2034 (z) (bb)	664
	Saxon Asset Securities Trust,
4,697	Series 2003-3, Class M1, 2.87%, 12/25/2033 (z) (bb)	4,532
178	Series 2004-2, Class AF3, 3.62%, 08/25/2035 (z) (bb)	179
1,650	Series 2004-2, Class MV2, 1.58%, 08/25/2035 (z) (bb)	1,656
3,766	Series 2005-2, Class M2, 2.56%, 10/25/2035 (z)	3,595
	Securitized Asset-Backed Receivables LLC Trust,
2,367	Series 2004-NC1, Class M1, 2.68%, 02/25/2034 (z) (bb)	2,385
726	Series 2004-OP1, Class M2, 3.55%, 02/25/2034 (z) (bb)	716
3,334	Series 2004-OP2, Class M1, 2.87%, 08/25/2034 (z) (bb)	3,292
1,019	Series 2005-FR2, Class M2, 2.87%, 03/25/2035 (z) (bb)	1,021
1,611	Series 2005-OP1, Class M2, 2.57%, 01/25/2035 (z) (bb)	1,577
2,207	Soundview Home Loan Trust, Series 2006-OPT3, Class 2A3, 2.07%, 06/25/2036 (z) (bb)	2,196
	Specialty Underwriting & Residential Finance Trust,
1,379	Series 2004-BC1, Class M2, 3.50%, 02/25/2035 (z) (bb)	1,369
1,184	Series 2004-BC3, Class M1, 2.83%, 07/25/2035 (z) (bb)	1,179
1,356	Stanwich Mortgage Loan Co. LLC, Series 2017-NPA1, Class A1, SUB, 3.60%, 03/16/2022 (e)	1,361
	Structured Asset Investment Loan Trust,
212	Series 2003-BC3, Class M1, 3.32%, 04/25/2033 (z) (bb)	212
707	Series 2003-BC6, Class M1, 3.02%, 07/25/2033 (z) (bb)	706
884	Series 2003-BC7, Class M1, 3.02%, 07/25/2033 (z) (bb)	881
652	Series 2003-BC11, Class M2, 4.45%, 10/25/2033 (z) (bb)	664

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
614		Series 2003-BC12, Class M1, 2.87%, 11/25/2033 (z) (bb)	593
1,895		Series 2004-1, Class M1, 2.87%, 02/25/2034 (z) (bb)	1,863
—	(h)	Series 2004-1, Class M2, 4.60%, 02/25/2034 (z) (bb)	—	(h)
1,949		Series 2004-5, Class M3, 2.83%, 05/25/2034 (z) (bb)	1,882
2,000		Series 2004-6, Class M1, 2.80%, 07/25/2034 (z) (bb)	1,976
1,318		Series 2004-7, Class M1, 2.95%, 08/25/2034 (z) (bb)	1,240
480		Series 2004-8, Class M2, 2.83%, 09/25/2034 (z) (bb)	479
226		Series 2004-BNC1, Class A5, 3.14%, 09/25/2034 (z) (bb)	228
1,499		Series 2005-HE2, Class M1, 2.62%, 07/25/2035 (z) (bb)	1,503
		Structured Asset Securities Corp. Mortgage Loan Trust,
4,386		Series 2006-BC4, Class A4, 2.07%, 12/25/2036 (z) (bb)	4,240
9,245		Series 2006-BC6, Class A4, 2.07%, 01/25/2037 (z)	9,042
3,579		Structured Asset Securities Corp. Pass-Through Certificates, Series 2002-AL1, Class A3, 3.45%, 02/25/2032 (bb)	3,507
822		VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.50%, 02/25/2047 (e) (bb)	823
6,105		VOLT LVI LLC, Series 2017-NPL3, Class A1, SUB, 3.50%, 03/25/2047 (e)	6,134
4,370		VOLT LVII LLC, Series 2017-NPL4, Class A1, SUB, 3.38%, 04/25/2047 (e) (bb)	4,357
2,107		VOLT LVIII LLC, Series 2017-NPL5, Class A1, SUB, 3.38%, 05/28/2047 (e) (bb)	2,101
		VOLT LIX LLC,
5,005		Series 2017-NPL6, Class A1, SUB, 3.25%, 05/25/2047 (e) (bb)	4,974
2,000		Series 2017-NPL6, Class A2, SUB, 5.38%, 05/25/2047 (e) (bb)	1,993
		VOLT LX LLC,
5,951		Series 2017-NPL7, Class A1, SUB, 3.25%, 06/25/2047 (e) (bb)	5,917
14,000		Series 2017-NPL7, Class A2, SUB, 5.38%, 06/25/2047 (e) (bb)	13,954
		VOLT LXI LLC,
4,970		Series 2017-NPL8, Class A1, SUB, 3.13%, 06/25/2047 (e) (bb)	4,939

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
8,500	Series 2017-NPL8, Class A2, SUB, 5.00%, 06/25/2047 (e) (bb)	8,473
6,027	VOLT LXII LLC, Series 2017-NPL9, Class A1, SUB, 3.13%, 09/25/2047 (e) (bb)	5,970
2,691	VOLT LXIII LLC, Series 2017-NP10, Class A1, SUB, 3.00%, 10/25/2047 (e)	2,670
3,311	VOLT LXIV LLC, Series 2017-NP11, Class A1, SUB, 3.38%, 10/25/2047 (e)	3,306
2,338	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.50%, 06/26/2045 (e)	2,339
2,436	VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.88%, 09/25/2045 (e) (bb)	2,451
	Wells Fargo Home Equity Asset-Backed Securities Trust,
3	Series 2004-2, Class A21B, 2.74%, 10/25/2034 (z) (bb)	3
824	Series 2004-2, Class M1, 2.80%, 10/25/2034 (z) (bb)	824
1,273	Series 2004-2, Class M4, 3.70%, 10/25/2034 (z)	1,230
613	Series 2004-2, Class M5, 3.77%, 10/25/2034 (z) (bb)	597
290	Series 2004-2, Class M8A, 6.40%, 10/25/2034 (e) (z) (bb)	279
290	Series 2004-2, Class M8B, 5.00%, 10/25/2034 (e) (z) (bb)	265
	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
420	Series 2004-1, Class M2, 2.53%, 04/25/2034 (z) (bb)	392
689	Series 2004-1, Class M4, 3.05%, 04/25/2034 (z) (bb)	617

	Total Asset-Backed Securities (Cost $513,164)	538,334

Collateralized Mortgage Obligations — 3.6%
	Cayman Islands — 0.0% (g)
1,202	LSTAR Securities Investment Ltd., Series 2017-7, Class A, 3.64%, 10/01/2022 (e) (z)	1,195

	United States — 3.6%
	Adjustable Rate Mortgage Trust
3,627	Series 2004-2, Class 6A1, 3.88%, 02/25/2035 (z)	3,656
4,625	Series 2004-4, Class 4A1, 3.61%, 03/25/2035 (z)	4,667
1,486	Series 2005-2, Class 3A1, 3.81%, 06/25/2035 (z)	1,466

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Alternative Loan Trust
743	Series 2004-12CB, Class 2A1, 6.00%, 06/25/2034	758
29	Series 2004-16CB, Class 2A1, 5.00%, 08/25/2019	29
6,548	Series 2004-25CB, Class A1, 6.00%, 12/25/2034	6,676
434	Series 2004-27CB, Class A1, 6.00%, 12/25/2034	437
642	Series 2004-28CB, Class 2A4, 5.75%, 01/25/2035	639
60	Series 2004-28CB, Class 4A1, 5.00%, 01/25/2020	60
1,237	Series 2004-28CB, Class 6A1, 6.00%, 01/25/2035	1,229
4,171	Series 2004-32CB, Class 2A5, 5.50%, 02/25/2035	4,220
104	Series 2005-3CB, Class 1A4, 5.25%, 03/25/2035	103
12,520	Series 2005-3CB, Class 1A13, 5.50%, 03/25/2035	11,904
5,188	Series 2005-6CB, Class 1A4, 5.50%, 04/25/2035	5,027
590	Series 2005-6CB, Class 1A6, 5.50%, 04/25/2035	598
5,119	Series 2005-10CB, Class 1A5, 5.50%, 05/25/2035	5,059
2,943	Series 2005-10CB, Class 1A8, 5.50%, 05/25/2035	3,002
2,212	Series 2005-13CB, Class A4, 5.50%, 05/25/2035	2,204
258	Series 2005-20CB, Class 1A1, 5.50%, 07/25/2035	245
1,159	Series 2005-21CB, Class A4, 5.25%, 06/25/2035	1,113
5,159	Series 2005-21CB, Class A17, 6.00%, 06/25/2035	5,125
2,568	Series 2005-23CB, Class A15, 5.50%, 07/25/2035	2,416
35	Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	35
1,029	Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	1,019
2,603	Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	2,579
7,877	Series 2005-80CB, Class 5A1, 6.00%, 02/25/2036	7,938
609	Series 2005-85CB, Class 3A2, 5.25%, 02/25/2021	595

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	59

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
562	Series 2005-86CB, Class A4, 5.50%, 02/25/2036	497
213	Series 2005-J1, Class 3A1, 6.50%, 08/25/2032	220
7,782	Series 2005-J2, Class 1A5, 2.40%, 04/25/2035 (z)	6,883
158	Series 2005-J3, Class 3A1, 6.50%, 09/25/2034	159
363	Series 2005-J6, Class 2A1, 5.50%, 07/25/2025	359
353	Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	350
486	Series 2005-J14, Class A3, 5.50%, 12/25/2035	427
2,567	Series 2005-J14, Class A7, 5.50%, 12/25/2035	2,254
2,145	Series 2005-J14, Class A8, 5.50%, 12/25/2035	1,884
1,357	Series 2006-4CB, Class 2A5, 5.50%, 04/25/2036	1,347
2,015	Series 2006-14CB, Class A1, 6.00%, 06/25/2036	1,697
820	Series 2006-19CB, Class A15, 6.00%, 08/25/2036	734
379	Series 2006-25CB, Class A2, 6.00%, 10/25/2036	336
4,052	Series 2006-41CB, Class 2A13, 5.75%, 01/25/2037	3,456
225	Series 2006-J1, Class 1A13, 5.50%, 02/25/2036	205
473	Series 2006-J3, Class 4A1, 5.75%, 05/25/2026	395
259	Series 2007-8CB, Class A9, 6.00%, 05/25/2037	223
48	Series 2007-9T1, Class 3A1, 5.50%, 05/25/2022	36
223	Series 2007-19, Class 1A8, 6.00%, 08/25/2037	181
228	Series 2007-25, Class 2A1, 6.00%, 11/25/2022	221
	American Home Mortgage Investment Trust
306	Series 2005-1, Class 6A, 4.45%, 06/25/2045 (z)	315
7,158	Series 2007-2, Class 12A1, 2.17%, 03/25/2037 (z)	4,784
	Banc of America Alternative Loan Trust
410	Series 2004-12, Class 4A1, 5.50%, 01/25/2020	412

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
84	Series 2005-3, Class 2A1, 5.50%, 04/25/2020	84
91	Series 2005-4, Class 3A1, 5.50%, 05/25/2020	90
72	Series 2005-6, Class 5A4, 5.50%, 07/25/2035	65
65	Series 2005-6, Class 7A1, 5.50%, 07/25/2020	62
891	Series 2005-11, Class 4A5, 5.75%, 12/25/2035	812
371	Series 2005-12, Class 5A1, 5.25%, 01/25/2021	363
11	Series 2006-4, Class 2A1, 6.00%, 05/25/2021	11
980	Series 2006-4, Class 3CB4, 6.00%, 05/25/2046	947
4,168	Series 2006-4, Class 4CB1, 6.50%, 05/25/2046	4,286
629	Series 2006-5, Class CB7, 6.00%, 06/25/2046	579
	Banc of America Funding Trust
2,817	Series 2005-6, Class 1A2, 5.50%, 10/25/2035	2,696
848	Series 2005-7, Class 4A7, 6.00%, 11/25/2035	861
643	Series 2006-2, Class 2A20, 5.75%, 03/25/2036	624
1,509	Series 2006-A, Class 1A1, 3.64%, 02/20/2036 (z)	1,496
115	Series 2007-4, Class 8A1, 5.50%, 11/25/2034	107
5,283	Series 2007-5, Class 4A1, 2.27%, 07/25/2037 (z)	3,657
	Banc of America Mortgage Trust
798	Series 2004-A, Class 2A2, 3.86%, 02/25/2034 (z)	798
436	Series 2007-3, Class 1A1, 6.00%, 09/25/2037	421
464	Bear Stearns ALT-A Trust, Series 2006-8, Class 3A1, 2.06%, 02/25/2034 (z)	432
704	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class M1, 2.90%, 10/25/2034 (z) (bb)	248
	Chase Mortgage Finance Trust
1,688	Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,376
1,196	Series 2006-S4, Class A5, 6.00%, 12/25/2036	1,003

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
9,717	Series 2007-A2, Class 3A1, 3.79%, 07/25/2037 (z)	9,787
318	Series 2007-S2, Class 1A8, 6.00%, 03/25/2037	268
	CHL Mortgage Pass-Through Trust
178	Series 2003-27, Class A1, 3.83%, 06/25/2033 (z)	179
332	Series 2003-37, Class 2A1, 3.56%, 09/25/2033 (z)	333
4,195	Series 2004-25, Class 2A1, 2.58%, 02/25/2035 (z)	4,055
210	Series 2005-20, Class A7, 5.25%, 12/25/2027	200
3,000	Series 2005-26, Class 1A11, 5.50%, 11/25/2035	2,712
281	Series 2005-30, Class A5, 5.50%, 01/25/2036	266
1,701	Series 2005-31, Class 2A1, 3.30%, 01/25/2036 (z)	1,619
2,065	Series 2006-10, Class 1A16, 6.00%, 05/25/2036	1,742
138	Series 2006-15, Class A1, 6.25%, 10/25/2036	117
570	Series 2006-17, Class A2, 6.00%, 12/25/2036	474
3,547	Series 2006-18, Class 2A4, 6.00%, 12/25/2036	3,174
4,257	Series 2006-HYB1, Class 2A2C, 3.29%, 03/20/2036 (z)	3,922
1,639	Series 2006-HYB2, Class 2A1B, 3.41%, 04/20/2036 (z)	1,511
190	Series 2006-J2, Class 1A1, 6.00%, 04/25/2036	174
213	Series 2007-2, Class A2, 6.00%, 03/25/2037	184
1,637	Series 2007-3, Class A18, 6.00%, 04/25/2037	1,380
186	Series 2007-10, Class A4, 5.50%, 07/25/2037	153
460	Series 2007-13, Class A4, 6.00%, 08/25/2037	404
3,699	Series 2007-16, Class A1, 6.50%, 10/25/2037	3,146
723	Series 2007-18, Class 2A1, 6.50%, 11/25/2037	568
953	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.00%, 05/25/2037	917

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Citigroup Mortgage Loan Trust, Inc.
310	Series 2005-3, Class 2A2A, 3.57%, 08/25/2035 (z)	311
861	Series 2005-4, Class A, 3.56%, 08/25/2035 (z)	869
1,006	Series 2005-6, Class A1, 3.41%, 09/25/2035 (z)	1,019
726	Series 2005-9, Class 2A2, 5.50%, 11/25/2035	727
620	Series 2005-11, Class A2A, 3.63%, 10/25/2035 (z)	627
1,056	Series 2006-8, Class A3, 2.25%, 10/25/2035 (e) (z)	854
2,540	Series 2006-AR3, Class 1A1A, 4.04%, 06/25/2036 (z)	2,532
1,343	Series 2006-AR5, Class 1A5A, 3.62%, 07/25/2036 (z)	1,283
5,236	CSFB Mortgage-Backed Pass-Through, Series 2005-4, Class 2A5, 2.45%, 06/25/2035 (z)	4,464
	CSFB Mortgage-Backed Pass-Through Certificates
447	Series 2003-29, Class 3A1, 5.50%, 12/25/2033	464
5,369	Series 2004-4, Class 4A1, 5.50%, 08/25/2034	5,482
172	Series 2004-8, Class 4A3, 5.50%, 12/25/2034	175
584	Series 2004-AR4, Class 2A1, 3.81%, 05/25/2034 (z)	594
4,003	Series 2004-AR4, Class 4A1, 3.78%, 05/25/2034 (z)	4,078
898	Series 2004-AR5, Class 6A1, 3.67%, 06/25/2034 (z)	915
536	Series 2005-10, Class 5A3, 5.50%, 11/25/2035	522
1,689	Series 2005-10, Class 11A1, 5.50%, 11/25/2020	1,374
50	Series 2005-10, Class 12A1, 5.25%, 11/25/2020	45
2,116	CSFB Mortgage-Backed Trust, Series 2004-AR6, Class 7A1, 3.63%, 10/25/2034 (z)	2,160
	CSMC Mortgage-Backed Trust
72	Series 2006-8, Class 5A1, 5.92%, 10/25/2026 (z)	70
749	Series 2007-2, Class 3A13, 5.50%, 03/25/2037	684
150	Series 2007-3, Class 4A5, 5.00%, 04/25/2037	145

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	61

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
123	Series 2005-1, Class 2A1, 5.61%, 02/25/2020 (z)	123
38	Series 2005-2, Class 2A1, 2.20%, 03/25/2020 (z)	37
3,304	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 2.16%, 08/19/2045 (z)	3,108
	FHLMC Structured Agency Credit Risk Debt Notes
3,000	Series 2016-DNA3, Class M2, 3.90%, 12/25/2028 (z)	3,052
3,000	Series 2017-DNA1, Class M2, 5.15%, 07/25/2029 (z)	3,247
4,000	Series 2017-DNA2, Class M2, 5.35%, 10/25/2029 (z)	4,381
6,000	Series 2017-DNA3, Class M2, 4.40%, 03/25/2030 (z)	6,223
4,965	Series 2018-HQA1, Class M1, 2.60%, 09/25/2030 (z)	4,969
12,500	Series 2018-HQA1, Class M2, 4.20%, 09/25/2030 (z)	12,684
	First Horizon Alternative Mortgage Securities Trust
86	Series 2005-FA1, Class 1A4, 5.50%, 03/25/2035	83
3,274	Series 2005-FA10, Class 1A5, 5.50%, 01/25/2036	2,823
523	Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	508
265	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, 3.77%, 02/25/2035 (z)	265
	FNMA, Connecticut Avenue Securities
3,411	Series 2017-C05, Class 1M1, 2.45%, 01/25/2030 (z)	3,411
3,000	Series 2017-C05, Class 1M2, 4.10%, 01/25/2030 (z)	3,051
8,000	Series 2018-C01, Class 1M2, 4.15%, 07/25/2030 (z)	8,187
	GMACM Mortgage Loan Trust
780	Series 2004-AR2, Class 3A, 4.05%, 08/19/2034 (z)	753
469	Series 2005-AR1, Class 3A, 3.99%, 03/18/2035 (z)	472
1,573	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (e) (z)	1,095

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	GSR Mortgage Loan Trust
353	Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	375
356	Series 2005-1F, Class 2A3, 6.00%, 02/25/2035	345
1,728	Series 2005-6F, Class 3A18, 5.50%, 07/25/2035	1,792
185	Series 2005-AR3, Class 6A1, 3.79%, 05/25/2035 (z)	182
3,412	Series 2005-AR4, Class 3A5, 3.55%, 07/25/2035 (z)	3,281
2,227	Series 2005-AR7, Class 6A1, 3.66%, 11/25/2035 (z)	2,244
1,848	Series 2006-1F, Class 2A9, 6.00%, 02/25/2036	1,592
1,141	Series 2006-1F, Class 2A16, 6.00%, 02/25/2036	983
1,096	Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	1,083
237	Series 2006-9F, Class 8A1, 5.50%, 08/25/2021	227
573	Series 2007-1F, Class 3A13, 6.00%, 01/25/2037	535
364	HarborView Mortgage Loan Trust, Series 2005-11, Class 2A1A, 2.52%, 08/19/2045 (z)	359
	Impac CMB Trust
1,117	Series 2004-5, Class 1A1, 2.62%, 10/25/2034 (z)	1,119
407	Series 2004-5, Class 1M2, 2.77%, 10/25/2034 (z) (bb)	385
2,498	Series 2004-6, Class 1A2, 2.68%, 10/25/2034 (z)	2,446
991	Series 2004-7, Class 1A2, 2.82%, 11/25/2034 (z)	963
4,291	Series 2004-9, Class 1A1, 2.66%, 01/25/2035 (z)	4,223
1,079	Series 2004-10, Class 2A, 2.54%, 03/25/2035 (z)	1,005
3,272	Series 2004-10, Class 3A1, 2.60%, 03/25/2035 (z)	3,059
689	Series 2005-1, Class 1A1, 2.42%, 04/25/2035 (z)	655
844	Series 2005-1, Class 1A2, 2.52%, 04/25/2035 (z)	781
810	Series 2005-2, Class 1A2, 2.52%, 04/25/2035 (z)	773
635	Series 2005-4, Class 1A1A, 2.44%, 05/25/2035 (z)	633

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
394	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A4, 3.75%, 08/25/2033	377
	Impac Secured Assets Trust
3,950	Series 2007-3, Class A1B, 2.14%, 09/25/2037 (z)	3,266
6,618	Series 2007-3, Class A1C, 2.26%, 09/25/2037 (z)	5,502
	IndyMac INDX Mortgage Loan Trust
506	Series 2005-AR3, Class 3A1, 3.44%, 04/25/2035 (z)	497
1,463	Series 2005-AR14, Class 2A1A, 2.20%, 07/25/2035 (z)	1,386
5,576	JP Morgan Alternative Loan Trust, Series 2006-A2, Class 1A1, 2.08%, 05/25/2036 (z)	5,296
	JP Morgan Mortgage Trust
228	Series 2004-A6, Class 1A1, 3.46%, 12/25/2034 (z)	225
729	Series 2005-A3, Class 6A6, 3.78%, 06/25/2035 (z)	715
803	Series 2005-A6, Class 1A2, 3.65%, 09/25/2035 (z)	812
258	Series 2005-A8, Class 1A1, 3.53%, 11/25/2035 (z)	249
3,182	Series 2005-A8, Class 4A1, 3.64%, 11/25/2035 (z)	3,182
1,120	Series 2006-A7, Class 2A4, 3.62%, 01/25/2037 (z)	1,131
108	Series 2006-S2, Class 2A1, 5.00%, 06/25/2021	101
58	Series 2006-S3, Class 2A4, 5.50%, 08/25/2021	58
401	Series 2007-A1, Class 2A2, 3.62%, 07/25/2035 (z)	406
5,812	Series 2007-S1, Class 2A17, 2.23%, 03/25/2037 (z)	3,168
65	Series 2007-S3, Class 2A3, 6.00%, 08/25/2022	67
1,550	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.50%, 12/25/2035	1,468
	Lehman XS Trust
8,983	Series 2005-5N, Class 3A1A, 2.20%, 11/25/2035 (z)	8,597
6,172	Series 2005-7N, Class 1A1A, 2.17%, 12/25/2035 (z)	6,113

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	MASTR Alternative Loan Trust
612	Series 2004-8, Class 1A1, 6.50%, 09/25/2034	665
1,490	Series 2004-12, Class 3A1, 6.00%, 12/25/2034	1,550
486	Series 2005-3, Class 1A1, 5.50%, 04/25/2035	497
338	Series 2005-5, Class 3A1, 5.75%, 08/25/2035	287
923	Series 2005-6, Class 1A2, 5.50%, 12/25/2035	886
564	Series 2006-3, Class 3A1, 5.50%, 06/25/2021	556
	Merrill Lynch Mortgage Investors Trust
131	Series 2005-1, Class 2A1, 3.41%, 04/25/2035 (z)	129
414	Series 2005-1, Class 2A2, 3.41%, 04/25/2035 (z)	402
1,859	Series 2006-1, Class 2A1, 3.33%, 02/25/2036 (z)	1,865
389	Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	324
8,281	Metlife Securitization Trust, Series 2017-1A, Class A, 3.00%, 04/25/2055 (e) (z)	8,133
	Morgan Stanley Mortgage Loan Trust
1,359	Series 2004-8AR, Class 4A1, 3.60%, 10/25/2034 (z)	1,384
855	Series 2004-9, Class 1A, 5.40%, 11/25/2034 (z)	894
83	Series 2005-4, Class 1A, 5.00%, 08/25/2035	83
1,288	Series 2006-2, Class 1A, 5.25%, 02/25/2021	1,259
	MortgageIT Trust
4,790	Series 2005-3, Class A1, 2.50%, 08/25/2035 (z)	4,678
675	Series 2005-5, Class A1, 2.16%, 12/25/2035 (z)	671
48	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 2A5, SUB, 5.16%, 03/25/2035	49
	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
545	Series 2005-4, Class 1A2, 2.29%, 11/25/2035 (z)	537
2,652	Series 2005-5, Class 1APT, 2.18%, 12/25/2035 (z)	2,597

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	Opteum Mortgage Acceptance Corp. Trust
3,007	Series 2006-1, Class 1AC1, 2.20%, 04/25/2036 (z)	2,900
841	Series 2006-1, Class 1APT, 2.11%, 04/25/2036 (z)	788
1,094	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, 3.73%, 05/25/2035 (z)	1,072
	RALI Trust
14	Series 2003-QS20, Class CB, 5.00%, 11/25/2018	14
2,584	Series 2005-QA5, Class A2, 4.77%, 04/25/2035 (z)	2,461
3,197	Series 2005-QO1, Class A1, 2.20%, 08/25/2035 (z)	2,775
123	Series 2005-QS2, Class A1, 5.50%, 02/25/2035	121
2,492	Series 2005-QS6, Class A1, 5.00%, 05/25/2035	2,364
1,308	Series 2005-QS17, Class A3, 6.00%, 12/25/2035	1,272
2,214	Series 2006-QS3, Class 1A10, 6.00%, 03/25/2036	2,073
2,521	Series 2006-QS4, Class A2, 6.00%, 04/25/2036	2,307
70	Series 2006-QS18, Class 3A1, 5.75%, 12/25/2021	67
	Residential Asset Securitization Trust
102	Series 2004-A6, Class A1, 5.00%, 08/25/2019	101
4,134	Series 2005-A3, Class A2, 5.50%, 04/25/2035	3,626
2,426	Series 2005-A8CB, Class A11, 6.00%, 07/25/2035	2,235
196	Series 2005-A14, Class A1, 5.50%, 12/25/2035	170
	RFMSI Trust
199	Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	200
167	Series 2005-S7, Class A6, 5.50%, 11/25/2035	163
707	Series 2005-SA1, Class 3A, 3.59%, 03/25/2035 (z)	709
3,219	Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	3,041
3,219	Series 2006-SA4, Class 2A1, 4.80%, 11/25/2036 (z)	3,060
339,620	Seasoned Credit Risk Transfer Trust, Series 2017-3, Class AIO, IO, 0.19%, 07/25/2056 (e) (z) (bb)	1,559

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Sequoia Mortgage Trust
1,289	Series 2007-3, Class 1A1, 2.10%, 07/20/2036 (z)	1,228
8,343	Series 2018-2, Class A4, 3.50%, 02/25/2048 (e) (z)	8,296
	Structured Adjustable Rate Mortgage Loan Trust
912	Series 2004-16, Class 5A2, 3.64%, 11/25/2034 (z)	921
558	Series 2005-1, Class 1A1, 3.86%, 02/25/2035 (z)	557
2	Series 2005-17, Class 4A3, 3.58%, 08/25/2035 (z)	2
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
846	Series 2003-35, Class B1, 5.47%, 12/25/2033 (z) (bb)	787
5,818	Series 2004-10, Class 1A1, 5.27%, 06/25/2034 (z)	5,936
	WaMu Mortgage Pass-Through Certificates Trust
1,580	Series 2004-AR10, Class A1B, 2.32%, 07/25/2044 (z)	1,584
1,849	Series 2004-AR11, Class A, 3.27%, 10/25/2034 (z)	1,855
5,232	Series 2005-AR5, Class A6, 3.27%, 05/25/2035 (z)	5,277
1,868	Series 2005-AR7, Class A3, 3.28%, 08/25/2035 (z)	1,881
2,771	Series 2005-AR14, Class 1A3, 3.41%, 12/25/2035 (z)	2,748
1,848	Series 2005-AR14, Class 1A4, 3.41%, 12/25/2035 (z)	1,833
64	Series 2005-AR15, Class A1A1, 2.16%, 11/25/2045 (z)	63
1,108	Series 2005-AR16, Class 1A1, 3.39%, 12/25/2035 (z)	1,076
126	Series 2005-AR18, Class 1A3A, 3.41%, 01/25/2036 (z)	127
520	Series 2006-AR2, Class 1A1, 3.41%, 03/25/2036 (z)	491
1,199	Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust, Series 2005-1, Class 1A3, 5.50%, 03/25/2035	1,160
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
816	Series 2005-4, Class CB7, 5.50%, 06/25/2035	787

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,233	Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	1,206
866	Series 2006-3, Class 5A2, 5.50%, 03/25/2021	845
280	Series 2006-5, Class 2CB5, 6.50%, 07/25/2036	238
5,858	Series 2007-1, Class 1A7, 2.50%, 02/25/2037 (z)	4,495
1,412	Series 2007-1, Class 2A1, 6.00%, 01/25/2022	1,348
	Wells Fargo Mortgage-Backed Securities Trust
2,656	Series 2004-M, Class A1, 3.52%, 08/25/2034 (z)	2,737
4,203	Series 2004-N, Class A6, 3.48%, 08/25/2034 (z)	4,247
3,991	Series 2004-N, Class A7, 3.48%, 08/25/2034 (z)	4,032
748	Series 2004-Q, Class 1A1, 3.60%, 09/25/2034 (z)	759
461	Series 2004-Q, Class 1A2, 3.60%, 09/25/2034 (z)	470
579	Series 2004-BB, Class A5, 3.72%, 01/25/2035 (z)	588
5,685	Series 2004-DD, Class 1A1, 3.77%, 01/25/2035 (z)	5,898
622	Series 2004-DD, Class 2A6, 3.77%, 01/25/2035 (z)	640
132	Series 2005-AR2, Class 2A2, 3.91%, 03/25/2035 (z)	135
613	Series 2005-AR3, Class 2A1, 3.61%, 03/25/2035 (z)	622
311	Series 2005-AR4, Class 2A2, 3.96%, 04/25/2035 (z)	312
1,623	Series 2005-AR5, Class 1A1, 4.09%, 04/25/2035 (z)	1,628
97	Series 2005-AR7, Class 2A1, 3.99%, 05/25/2035 (z)	96
2,883	Series 2005-AR8, Class 1A1, 3.72%, 06/25/2035 (z)	2,947
2,250	Series 2005-AR10, Class 1A1, 3.68%, 06/25/2035 (z)	2,358
753	Series 2005-AR11, Class 1A1, 3.71%, 06/25/2035 (z)	760
503	Series 2005-AR15, Class 1A6, 3.56%, 09/25/2035 (z)	483
1,727	Series 2005-AR16, Class 6A3, 3.66%, 10/25/2035 (z)	1,740
275	Series 2005-AR16, Class 7A1, 3.63%, 10/25/2035 (z)	269

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
412	Series 2006-4, Class 1A9, 5.75%, 04/25/2036	411
1,602	Series 2006-AR2, Class 2A1, 3.77%, 03/25/2036 (z)	1,625
282	Series 2006-AR2, Class 2A3, 3.77%, 03/25/2036 (z)	285
1,264	Series 2006-AR6, Class 5A1, 3.67%, 03/25/2036 (z)	1,266
395	Series 2006-AR19, Class A3, 3.70%, 12/25/2036 (z)	370
273	Series 2007-2, Class 1A13, 6.00%, 03/25/2037	271
485	Series 2007-15, Class A1, 6.00%, 11/25/2037	481

		458,694

	Total Collateralized Mortgage Obligations (Cost $451,415)	459,889

Commercial Mortgage-Backed Securities — 0.9%
	United States — 0.9%
	Banc of America Commercial Mortgage Trust,
1,524	Series 2007-3, Class B, 5.87%, 06/10/2049 (z) (bb)	1,535
4,500	Series 2007-3, Class F, 5.87%, 06/10/2049 (e) (z) (bb)	4,584
7,165	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class C, 5.68%, 09/11/2041 (e) (z) (bb)	7,010
6,000	BX Commercial Mortgage Trust, Series 2018-BIOA, Class D, 3.22%, 03/15/2037 (e) (z) (bb)	5,968
	BX Trust,
6,000	Series 2018-MCSF, Class A, 2.48%, 04/15/2035 (e) (z)	5,948
1,500	Series 2018-MCSF, Class B, 2.71%, 04/15/2035 (e) (z)	1,487
1,000	Series 2018-MCSF, Class C, 2.90%, 04/15/2035 (e) (z)	992
	BXMT Ltd.,
1,500	Series 2017-FL1, Class C, 3.85%, 06/15/2035 (e) (z)	1,509
3,000	Series 2017-FL1, Class D, 4.60%, 06/15/2035 (e) (z) (bb)	3,000
1,023	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, 5.43%, 07/15/2044 (z) (bb)	1,022
2,988	CD Mortgage Trust, Series 2007-CD5, Class D, 6.43%, 11/15/2044 (e) (z) (bb)	2,992

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
5,400	COMM Mortgage Trust, Series 2015-CR23, Class CMC, 3.81%, 05/10/2048 (e) (z) (bb)	5,374
2,825	Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.42%, 02/15/2040	2,852
17,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class X3, IO, 1.65%, 04/25/2043 (z)	1,729
	FREMF Mortgage Trust,
1,400	Series 2017-K729, Class B, 3.80%, 11/25/2049 (e) (z)	1,363
2,000	Series 2018-K731, Class C, 3.91%, 02/25/2025 (e)	1,856
3,000	GPMT, Series 2018-FL1, Class B, 12/19/2035 (e) (w) (z)	3,000
	GS Mortgage Securities Trust,
2,595	Series 2006-GG8, Class AJ, 5.62%, 11/10/2039	2,235
2,344	Series 2007-GG10, Class AM, 6.02%, 08/10/2045 (z)	2,381
2,000	Series 2017-GS5, Class D, 3.51%, 03/10/2050 (e) (z)	1,649
	JP Morgan Chase Commercial Mortgage Securities Trust,
3,337	Series 2007-LD11, Class AM, 6.18%, 06/15/2049 (z)	3,390
1,004	Series 2007-LDPX, Class AM, 5.46%, 01/15/2049 (z)	1,007
433	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, 6.09%, 07/15/2044 (z)	440
	LB-UBS Commercial Mortgage Trust,
2,410	Series 2006-C6, Class B, 5.47%, 09/15/2039 (z) (bb)	361
6,700	Series 2006-C6, Class AJ, 5.45%, 09/15/2039 (z)	5,092
9,200	Series 2007-C6, Class AJ, 6.44%, 07/15/2040 (z)	9,384
3,950	Merrill Lynch Mortgage Trust, Series 2007-C1, Class AM, 6.00%, 06/12/2050 (z)	3,923
	Morgan Stanley Capital I Trust,
308	Series 2006-HQ8, Class D, 5.79%, 03/12/2044 (z) (bb)	311
1,166	Series 2006-HQ9, Class D, 5.86%, 07/12/2044 (z) (bb)	1,165
2,571	Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (z)	2,572

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,065	Series 2007-HQ11, Class B, 5.54%, 02/12/2044 (z) (bb)	1,674
2,000	Series 2007-T27, Class C, 6.13%, 06/11/2042 (e) (z) (bb)	2,090
	Wachovia Bank Commercial Mortgage Trust,
5,825	Series 2007-C31, Class C, 6.17%, 04/15/2047 (z) (bb)	5,924
3,783	Series 2007-C31, Class AJ, 5.66%, 04/15/2047 (z)	3,860
2,650	Series 2007-C33, Class B, 6.21%, 02/15/2051 (z) (bb)	2,570
6,313	Series 2007-C33, Class C, 6.21%, 02/15/2051 (z) (bb)	5,591
2,075	Series 2007-C33, Class AJ, 6.21%, 02/15/2051 (z)	2,065
1,500	Series 2007-C34, Class B, 6.38%, 05/15/2046 (z) (bb)	1,524
1,824	Series 2007-C34, Class AJ, 6.30%, 05/15/2046 (z)	1,846

	Total Commercial Mortgage-Backed Securities (Cost $118,838)	113,275

SHARES
Common Stocks — 40.5%
	Australia — 0.6%
608	Australia & New Zealand Banking Group Ltd.	12,217
518	BHP Billiton plc	11,044
4,104	Goodman Group	27,920
7,054	Mirvac Group	11,838
6,381	Scentre Group	19,287

		82,306

	Austria — 0.0% (g)
87	OMV AG	5,378

	Belgium — 0.2%
79	Ageas	4,217
59	KBC Group NV	5,146
82	Proximus SADP	2,498
62	Warehouses De Pauw, CVA	7,638

		19,499

	Brazil — 0.7%
4,285	Ambev SA, ADR	28,366
2,357	BB Seguridade Participacoes SA	18,507
1,340	Cielo SA	7,353
1,419	Engie Brasil Energia SA	15,087
1,513	Itau Unibanco Holding SA (Preference)	21,966

		91,279

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Canada — 0.4%
341	Allied Properties REIT	11,030
317	Canadian Apartment Properties REIT	9,144
599	TransCanada Corp.	25,407

		45,581

	Cayman Islands — 0.0% (g)
58	Telford Offshore Holdings Ltd. (a) (bb)	86

	Chile — 0.1%
574	Banco Santander Chile, ADR	18,956

	China — 1.5%
19,399	China Construction Bank Corp., Class H	20,324
1,562	China Mobile Ltd.	14,880
4,288	China Pacific Insurance Group Co. Ltd., Class H	18,922
11,434	China Resources Power Holdings Co. Ltd.	21,932
12,556	CNOOC Ltd.	21,241
3,882	Fuyao Glass Industry Group Co. Ltd., Class A	13,692
2,329	Fuyao Glass Industry Group Co. Ltd., Class H, Reg. S (e)	8,004
3,830	Guangdong Investment Ltd.	5,928
1,429	Henan Shuanghui Investment & Development Co. Ltd., Class A	5,615
3,602	Huayu Automotive Systems Co. Ltd., Class A	12,573
499	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	8,784
1,816	Midea Group Co. Ltd., Class A	14,740
2,935	SAIC Motor Corp. Ltd., Class A	14,734
1,971	Zhengzhou Yutong Bus Co. Ltd., Class A	6,357

		187,726

	Colombia — 0.0% (g)
8	Frontera Energy Corp. (a)	260
21	Frontera Energy Corp. (a)	637
65	Millicom International Cellular SA, SDR	4,319

		5,216

	Czech Republic — 0.2%
417	Komercni banka A/S	17,999
1,837	Moneta Money Bank A/S, Reg. S (e)	6,604

		24,603

	Denmark — 0.2%
133	Danske Bank A/S	4,630
264	Novo Nordisk A/S, Class B	12,413
258	Tryg A/S	6,108

		23,151

SHARES	SECURITY DESCRIPTION	VALUE

	Finland — 0.6%
149	Elisa OYJ	6,588
310	Fortum OYJ	7,140
199	Konecranes OYJ	8,129
74	Neste OYJ	6,221
157	Sampo OYJ, Class A	8,500
312	Stora Enso OYJ, Class R	6,153
954	UPM-Kymmene OYJ	34,052

		76,783

	France — 2.9%
6	Airbus SE	652
74	Airbus SE	8,681
392	AXA SA	11,212
355	BNP Paribas SA	27,442
72	Bouygues SA	3,665
111	Capgemini SE	15,255
90	Cie de Saint-Gobain	4,710
174	Cie Generale des Etablissements Michelin SCA	24,494
224	CNP Assurances (a)	5,743
366	Credit Agricole SA	6,025
522	Engie SA	9,153
151	Fonciere Des Regions	16,910
23	Gecina SA	3,905
49	ICADE (a)	4,870
78	LVMH Moet Hennessy Louis Vuitton SE	27,027
824	Natixis SA	6,770
541	Orange SA	9,840
168	Peugeot SA	4,126
43	Renault SA	4,689
358	Schneider Electric SE (a)	32,495
1,023	TOTAL SA	64,298
149	Unibail-Rodamco SE	35,681
286	Veolia Environnement SA (a)	6,763
424	Vinci SA	42,355

		376,761

	Germany — 1.7%
233	Allianz SE (Registered)	55,051
1,009	Aroundtown SA	8,075
110	BASF SE	11,496
60	Bayerische Motoren Werke AG	6,718
475	Daimler AG (Registered)	37,310
1,744	Deutsche Telekom AG (Registered)	30,526
125	Deutsche Wohnen SE	5,879
482	E.ON SE	5,283
118	Evonik Industries AG	4,204

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Germany — continued
48	Hannover Rueck SE	6,789
23	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,211
153	ProSiebenSat.1 Media SE	5,534
216	RWE AG	5,156
156	Schaeffler AG (Preference)	2,409
951	Telefonica Deutschland Holding AG	4,539
317	TUI AG	7,161
45	Volkswagen AG (Preference)	9,351
99	Vonovia SE	4,954

		215,646

	Hong Kong — 0.5%
853	Hang Seng Bank Ltd.	21,612
8,377	HKT Trust & HKT Ltd.	11,022
9,501	New World Development Co. Ltd.	13,933
8,635	WH Group Ltd., Reg. S (e)	8,939
1,041	Wharf Real Estate Investment Co. Ltd.	7,805

		63,311

	Hungary — 0.2%
569	OTP Bank Nyrt	24,816

	India — 0.4%
1,506	Coal India Ltd.	6,416
1,065	Infosys Ltd., ADR	18,827
2,288	ITC Ltd.	9,624
337	Tata Consultancy Services Ltd.	17,806

		52,673

	Indonesia — 0.2%
71,718	Telekomunikasi Indonesia Persero Tbk. PT	19,570

	Ireland — 0.1%
693	AIB Group plc	4,136
707	Bank of Ireland Group plc	6,345

		10,481

	Italy — 0.7%
390	Assicurazioni Generali SpA	7,877
123	Atlantia SpA	4,063
5,471	Enel SpA	34,705
590	Eni SpA	11,538
3,012	Intesa Sanpaolo SpA	11,456
296	Mediobanca Banca di Credito Finanziario SpA	3,587
661	Poste Italiane SpA, Reg. S (e)	6,455
1,101	Snam SpA	5,288
594	Terna Rete Elettrica Nazionale SpA	3,567

		88,536

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — 0.8%
101	Bandai Namco Holdings, Inc.	3,411
251	Bridgestone Corp.	10,505
3	Daiwa House REIT Investment Corp.	6,320
42	Invesco Office J-Reit, Inc.	5,318
279	Japan Airlines Co. Ltd.	11,011
15	Japan Hotel REIT Investment Corp.	11,223
1	Kenedix Office Investment Corp.	5,699
2	Kenedix Retail REIT Corp.	3,323
5	Nippon Prologis REIT, Inc.	10,422
326	Nippon Telegraph & Telephone Corp.	15,480
481	Tokio Marine Holdings, Inc.	22,683

		105,395

	Macau — 0.1%
3,073	Sands China Ltd.	17,759

	Mexico — 0.4%
2,009	Bolsa Mexicana de Valores SAB de CV	3,879
8,106	Fibra Uno Administracion SA de CV	13,423
9,249	Kimberly-Clark de Mexico SAB de CV, Class A	16,760
5,389	Wal-Mart de Mexico SAB de CV	14,984

		49,046

	Netherlands — 1.4%
204	ABN AMRO Group NV, Reg. S, CVA (e)	6,320
1,048	Aegon NV	7,681
143	Akzo Nobel NV	12,991
182	Eurocommercial Properties NV, CVA	7,643
1,441	ING Groep NV	24,279
1,244	Koninklijke Ahold Delhaize NV	30,007
1,310	Koninklijke KPN NV	4,076
144	NN Group NV	6,921
53	Randstad Holding NV	3,439
811	Royal Dutch Shell plc, Class A	28,395
1,025	Royal Dutch Shell plc, Class B	36,575
153	Vastned Retail NV	7,662

		175,989

	New Zealand — 0.0% (g)
65	UCI Holdings LLC (a) (bb)	1,173

	Norway — 0.5%
398	DNB ASA	7,452
306	Gjensidige Forsikring ASA	4,846
231	Marine Harvest ASA	5,028
2,277	Norsk Hydro ASA	14,221
377	Statoil ASA	9,650
977	Telenor ASA	21,621

		62,818

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Portugal — 0.0% (g)
209	Galp Energia SGPS SA	4,010

	Russia — 0.6%
5,330	Alrosa PJSC	7,577
10,955	Moscow Exchange MICEX-RTS PJSC	20,956
152	PhosAgro PJSC, Reg. S, GDR	2,193
7,929	Sberbank of Russia PJSC	28,263
794	Sberbank of Russia PJSC, ADR	11,728
15	Severstal PJSC, Reg. S, GDR	240
271	Severstal PJSC, Reg. S, GDR	4,312

		75,269

	Singapore — 0.2%
1,805	Ascendas REIT	3,620
800	City Developments Ltd.	7,601
835	DBS Group Holdings Ltd.	19,261

		30,482

	South Africa — 0.6%
1,839	AVI Ltd.	16,821
566	Barclays Africa Group Ltd.	8,284
445	Bid Corp. Ltd.	10,240
2,758	FirstRand Ltd.	14,772
543	Investec plc	4,295
126	Mondi plc	3,507
332	SPAR Group Ltd. (The)	5,631
967	Vodacom Group Ltd.	12,103

		75,653

	South Korea — 0.5%
107	ING Life Insurance Korea Ltd., Reg. S (e)	4,128
175	KT&G Corp.	15,970
9	Samsung Electronics Co. Ltd. (bb)	21,623
29	Samsung Fire & Marine Insurance Co. Ltd.	7,258
393	SK Telecom Co. Ltd., ADR	9,328

		58,307

	Spain — 0.9%
333	Abertis Infraestructuras SA	7,335
91	ACS Actividades de Construccion y Servicios SA	3,845
18	Aena SME SA, Reg. S (e)	3,801
919	Banco Bilbao Vizcaya Argentaria SA	7,434
2,098	Banco de Sabadell SA	4,106
1,905	Banco Santander SA	12,309
323	Bankinter SA	3,380
228	Enagas SA	6,626
4,824	Iberdrola SA	37,270

SHARES	SECURITY DESCRIPTION	VALUE

	Spain — continued
624	Merlin Properties Socimi SA	9,623
243	Red Electrica Corp. SA	5,064
450	Repsol SA	8,584

		109,377

	Sweden — 0.6%
139	Boliden AB	4,808
99	Electrolux AB, Series B	2,613
95	ICA Gruppen AB	2,935
141	Lundin Petroleum AB (a)	3,881
716	Nordea Bank AB	7,278
612	Skandinaviska Enskilda Banken AB, Class A	5,747
168	SKF AB, Class B	3,391
1,648	Svenska Handelsbanken AB, Class A	18,380
310	Swedbank AB, Class A	6,732
88	Swedish Match AB	3,952
544	Tele2 AB, Class B	7,049
992	Telia Co. AB	4,885
366	Volvo AB, Class B	6,211

		77,862

	Switzerland — 1.8%
419	Credit Suisse Group AG (Registered) (a)	7,069
262	Ferguson plc	20,065
1,798	Glencore plc (a)	8,661
331	LafargeHolcim Ltd. (Registered) (a)	18,407
958	Novartis AG (Registered)	73,771
86	Roche Holding AG	19,115
452	Swiss Re AG	43,063
491	UBS Group AG (Registered) (a)	8,238
84	Zurich Insurance Group AG (a)	26,853

		225,242

	Taiwan — 1.2%
986	Asustek Computer, Inc.	9,215
1,252	Chicony Electronics Co. Ltd.	3,085
1,740	Delta Electronics, Inc.	6,310
1,371	MediaTek, Inc. (a)	15,593
10,920	Mega Financial Holding Co. Ltd.	9,640
2,597	Novatek Microelectronics Corp.	10,901
1,148	President Chain Store Corp.	11,284
8,205	Quanta Computer, Inc.	14,918
5,095	Taiwan Mobile Co. Ltd. (a)	18,816
1,232	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	47,372

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Taiwan — continued
5,134	Vanguard International Semiconductor Corp.	10,407

		157,541

	Thailand — 0.3%
954	Siam Cement PCL (The) (Registered)	14,116
4,545	Siam Commercial Bank PCL (The)	18,867
2,059	Thai Oil PCL	6,129

		39,112

	Turkey — 0.1%
257	Ford Otomotiv Sanayi A/S	3,540
956	Tofas Turk Otomobil Fabrikasi A/S	5,890
225	Tupras Turkiye Petrol Rafinerileri A/S	5,764

		15,194

	United Arab Emirates — 0.2%
2,894	Emaar Development PJSC (a)	4,372
4,875	First Abu Dhabi Bank PJSC	16,434

		20,806

	United Kingdom — 4.2%
299	3i Group plc	3,858
174	Admiral Group plc	4,762
345	Anglo American plc	8,127
1,980	Assura plc	1,624
439	AstraZeneca plc	30,727
2,907	Aviva plc	21,121
644	Barratt Developments plc	4,938
121	Berkeley Group Holdings plc	6,781
2,794	BP plc	20,757
343	British American Tobacco plc	18,822
2,148	British Land Co. plc (The)	19,833
393	Diageo plc	14,025
1,236	Direct Line Insurance Group plc	6,350
155	easyJet plc	3,388
1,548	GlaxoSmithKline plc	31,052
654	Hammerson plc	4,933
144	HSBC Holdings plc	1,444
1,612	HSBC Holdings plc	16,059
2,626	HSBC Holdings plc	26,142
180	IMI plc	2,698
421	International Consolidated Airlines Group SA	3,632
1,067	J Sainsbury plc	4,526
2,255	Legal & General Group plc	8,352
13,665	Lloyds Banking Group plc	12,120
1,061	NewRiver REIT plc	4,235
73	Next plc	5,290

SHARES	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
1,402	Old Mutual plc	4,829
758	Persimmon plc	28,301
347	Prudential plc	8,919
1,213	Rio Tinto plc	66,111
748	Royal Mail plc	5,966
555	RSA Insurance Group plc	5,008
1,539	Safestore Holdings plc	11,574
67	Schroders plc	3,038
1,416	Segro plc	12,564
202	St James’s Place plc	3,151
6,323	Taylor Wimpey plc	16,651
2,832	Tritax Big Box REIT plc	5,837
499	Unilever NV, CVA	28,600
173	UNITE Group plc (The)	1,990
18,479	Vodafone Group plc	53,925

		542,060

	United States — 14.9%
20	AbbVie, Inc.	1,930
39	Accenture plc, Class A	5,945
84	Air Products & Chemicals, Inc.	13,593
733	Altria Group, Inc.	41,121
49	American Tower Corp.	6,744
290	Analog Devices, Inc.	25,368
64	Apple, Inc.	10,497
61	Arthur J Gallagher & Co.	4,283
450	AT&T, Inc.	14,701
93	Automatic Data Processing, Inc.	10,954
174	AvalonBay Communities, Inc.	28,419
200	Avaya Holdings Corp. (a)	4,577
939	Bank of America Corp.	28,106
311	BB&T Corp.	16,400
594	Brandywine Realty Trust	9,566
169	Bristol-Myers Squibb Co.	8,808
653	Brixmor Property Group, Inc.	9,722
111	Broadcom, Inc.	25,454
404	Caesars Entertainment Corp. (a)	4,589
230	Camden Property Trust	19,606
332	Chevron Corp.	41,485
74	Chubb Ltd.	9,996
99	Cincinnati Financial Corp.	6,978
412	Cisco Systems, Inc.	18,258
292	Citigroup, Inc.	19,951
153	CME Group, Inc.	24,135
207	CMS Energy Corp.	9,755

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — continued
1,468	Coca-Cola Co. (The)	63,441
790	Comcast Corp., Class A	24,802
331	ConocoPhillips	21,679
312	Digital Realty Trust, Inc.	32,990
144	Dover Corp.	13,327
133	DowDuPont, Inc.	8,406
103	Dr Pepper Snapple Group, Inc.	12,371
23	DTE Energy Co.	2,463
414	Eaton Corp. plc	31,058
160	Eli Lilly & Co.	12,934
167	Equity LifeStyle Properties, Inc.	14,890
128	Equity Residential	7,913
117	Exxon Mobil Corp.	9,074
125	Fidelity National Information Services, Inc.	11,909
63	General Dynamics Corp.	12,702
81	Gilead Sciences, Inc.	5,853
53	Goodman Private (a) (bb)	—	(h)
323	Gramercy Property Trust	7,584
279	Halcon Resources Corp. (a)	1,499
763	HCP, Inc.	17,818
268	Healthcare Trust of America, Inc., Class A	6,702
285	Highwoods Properties, Inc.	12,567
212	Home Depot, Inc. (The)	39,182
62	Honeywell International, Inc.	9,013
98	Illinois Tool Works, Inc.	13,911
579	Intel Corp.	29,874
293	International Business Machines Corp.	42,519
333	Iron Mountain, Inc.	11,297
138	Johnson & Johnson	17,449
55	KLA-Tencor Corp.	5,553
307	Liberty Property Trust	12,845
45	M&T Bank Corp.	8,234
1,382	Merck & Co., Inc.	81,358
554	Microsoft Corp.	51,837
176	Mid-America Apartment Communities, Inc.	16,113
292	Mondelez International, Inc., Class A	11,535
349	Morgan Stanley	18,024
203	National Health Investors, Inc.	13,838
3	Nebraska Book Holdings, Inc. (a) (bb)	—	(h)
318	NextEra Energy, Inc.	52,075
178	NII Holdings, Inc. (a)	488
234	NiSource, Inc.	5,719
145	Northern Trust Corp.	15,493
693	Occidental Petroleum Corp.	53,507
242	Park Hotels & Resorts, Inc.	6,965

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
23		Penn Virginia Corp. (a)	1,046
88		PepsiCo, Inc.	8,889
2,440		Pfizer, Inc.	89,337
705		Philip Morris International, Inc.	57,799
159		PNC Financial Services Group, Inc. (The)	23,114
123		PPG Industries, Inc.	12,985
293		Principal Financial Group, Inc.	17,322
560		Prologis, Inc.	36,362
144		Prudential Financial, Inc.	15,335
171		Public Storage	34,523
—	(h)	Quad/Graphics, Inc.	—	(h)
39		Realty Income Corp.	1,951
128		Regency Centers Corp.	7,534
169		Republic Services, Inc.	10,901
—	(h)	Sabine Oil & Gas Holdings, Inc. (a)	21
257		Senior Housing Properties Trust	4,002
137		Simon Property Group, Inc.	21,418
311		STORE Capital Corp.	7,835
138		Sunstone Hotel Investors, Inc.	2,147
137		T. Rowe Price Group, Inc.	15,590
452		Texas Instruments, Inc.	45,864
21		Time Warner, Inc.	1,982
158		Travelers Cos., Inc. (The)	20,778
211		Union Pacific Corp.	28,202
81		UnitedHealth Group, Inc.	19,067
430		US Bancorp	21,718
347		Verizon Communications, Inc.	17,120
162		VICI Properties, Inc. (a) (bb)	2,948
608		VICI Properties, Inc.	11,047
261		Vistra Energy Corp. (a)	5,959
569		Vornado Realty Trust	38,733
355		Wells Fargo & Co.	18,439
721		Xcel Energy, Inc.	33,763

			1,903,483

		Total Common Stocks (Cost $4,453,512)	5,178,936

PRINCIPAL AMOUNT
Convertible Bonds — 1.4%
		China — 0.0% (g)
HKD 10,200		Future Land Development Holdings Ltd., Reg. S, 2.25%, 02/10/2019	1,295

		Cyprus — 0.0% (g)
GBP 2,000		Volcan Holdings plc, Reg. S, 4.13%, 04/11/2020	3,655

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	Germany — 0.1%
EUR 3,800	Bayer Capital Corp. BV,
	Reg. S, 5.63%, 11/22/2019 (e)	4,945
EUR 1,400	Rocket Internet SE, Reg. S, 3.00%, 07/22/2022	1,759

		6,704

	Hong Kong — 0.1%
7,400	China Overseas Finance Investment Cayman V Ltd., Reg. S, Zero Coupon, 01/05/2023	7,794
1,531	PB Issuer No. 4 Ltd., Reg. S, 3.25%, 07/03/2021	1,547

		9,341

	Malaysia — 0.0% (g)
2,558	Cahaya Capital Ltd., Reg. S, Zero Coupon, 09/18/2021	2,593

	Mexico — 0.0% (g)
EUR 5,500	America Movil BV, Reg. S, 5.50%, 09/17/2018	5,255

	Monaco — 0.0% (g)
2,948	Scorpio Tankers, Inc., 2.38%, 07/01/2019 (e)	2,830

	Norway — 0.0% (g)
2,600	Telenor East Holding II A/S, Reg. S, 0.25%, 09/20/2019	2,518

	Russia — 0.0% (g)
1,368	Yandex NV, 1.13%, 12/15/2018	1,353

	Singapore — 0.1%
2,600	BW Group Ltd., Reg. S, 1.75%, 09/10/2019	2,463
	CapitaLand Ltd.,
SGD 7,000	Reg. S, 1.85%, 06/19/2020	5,154
SGD 5,000	Reg. S, 2.95%, 06/20/2022	3,766

		11,383

	South Africa — 0.1%
GBP 4,200	Brait SE, Reg. S, 2.75%, 09/18/2020	5,292
GBP 2,000	Remgro Jersey GBP Ltd., Reg. S, 2.63%, 03/22/2021	2,697

		7,989

	United Arab Emirates — 0.1%
	Aabar Investments PJSC,
EUR 5,000	Reg. S, 0.50%, 03/27/2020	5,601
EUR 3,200	Reg. S, 1.00%, 03/27/2022	3,439
4,800	DP World Ltd., Reg. S, 1.75%, 06/19/2024	5,042

		14,082

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United Kingdom — 0.1%
GBP 2,800	Intu Jersey 2 Ltd., Reg. S, 2.88%, 11/01/2022	3,610
GBP 2,800	Vodafone Group plc, Reg. S, 2.00%, 02/25/2019	4,211

		7,821

	United States — 0.8%
3,819	Ares Capital Corp., 3.75%, 02/01/2022	3,908
1,246	BlackRock Capital Investment Corp., 5.00%, 06/15/2022	1,276
2,888	Chesapeake Energy Corp., 5.50%, 09/15/2026	2,523
	Colony NorthStar, Inc.,
1,455	3.88%, 01/15/2021	1,364
3,721	5.00%, 04/15/2023	3,447
	DISH Network Corp.,
6,148	2.38%, 03/15/2024	5,305
2,415	3.38%, 08/15/2026	2,192
2,652	Electronics For Imaging, Inc., 0.75%, 09/01/2019	2,557
7,445	Ensco Jersey Finance Ltd., 3.00%, 01/31/2024	6,312
2,328	Extra Space Storage LP, 3.13%, 10/01/2035 (e)	2,593
6,958	FireEye, Inc., Series B, 1.63%, 06/01/2035	6,507
3,031	Hercules Capital, Inc., 4.38%, 02/01/2022	3,080
1,293	Intercept Pharmaceuticals, Inc., 3.25%, 07/01/2023	1,059
	Liberty Interactive LLC,
320	3.75%, 02/15/2030	213
6,966	4.00%, 11/15/2029	4,667
4,269	Macquarie Infrastructure Corp., 2.00%, 10/01/2023	3,827
6,547	Nabors Industries, Inc., 0.75%, 01/15/2024	5,115
69	Nebraska Book Holdings, Inc., 2.02%, 04/01/2026 (d) (e) (bb)	—
3,884	NRG Yield, Inc., 3.25%, 06/01/2020 (e)	3,852
561	Nuance Communications, Inc., 1.00%, 12/15/2035	523
2,848	Pandora Media, Inc., 1.75%, 12/01/2020	2,620
1,680	RWT Holdings, Inc., 5.63%, 11/15/2019	1,688
	Spirit Realty Capital, Inc.,
1,350	2.88%, 05/15/2019	1,343
3,821	3.75%, 05/15/2021	3,837
2,540	Starwood Property Trust, Inc., 4.38%, 04/01/2023	2,543

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	United States — continued
	SunPower Corp.,
6	0.75%, 06/01/2018	6
3,183	0.88%, 06/01/2021	2,585
	TCP Capital Corp.,
1,131	4.63%, 03/01/2022	1,137
1,736	5.25%, 12/15/2019	1,791
959	TPG Specialty Lending, Inc., 4.50%, 08/01/2022	974
	Twitter, Inc.,
4,089	0.25%, 09/15/2019	3,914
4,079	1.00%, 09/15/2021	3,827
4,544	Veeco Instruments, Inc., 2.70%, 01/15/2023	4,028
	VEREIT, Inc.,
379	3.00%, 08/01/2018	379
5,102	3.75%, 12/15/2020	5,121
4,015	Weatherford International Ltd., 5.88%, 07/01/2021	3,815
5,573	Whiting Petroleum Corp., 1.25%, 04/01/2020	5,308

		105,236

	Total Convertible Bonds (Cost $184,269)	182,055

SHARES
Convertible Preferred Stocks — 0.5%
	China — 0.0% (g)
27	Mandatory Exchangeable Trust, 5.75%, 06/03/2019 ($100 par value) (e)	5,463

	Israel — 0.0% (g)
3	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/2018($1000 par value)	926

	United States — 0.5%
7	Bank of America Corp., Series L, 7.25% ($1000 par value)	8,895
100	Becton Dickinson and Co., Series A, 6.13%, 05/01/2020 ($100 par value)	6,019
34	Belden, Inc., 6.75%, 07/15/2019	2,981
12	Bunge Ltd., 4.88% ($100 par value)	1,264
5	Crown Castle International Corp., Series A, 6.88%, 08/01/2020 ($1000 par value)	4,732
97	Dominion Energy, Inc., Series A, 6.75%, 08/15/2019 ($50 par value)	4,470
73	DTE Energy Co., 6.50%, 10/01/2019 ($50 par value)	3,855

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
28	Hess Corp., 8.00%, 02/01/2019 ($50 par value)	1,814
126	Kinder Morgan, Inc., Series A, 9.75%, 10/26/2018 ($49 par value)	3,906
103	NextEra Energy, Inc., 6.12%, 09/01/2019 ($25 par value)	5,966
51	Stanley Black & Decker, Inc., 5.38%, 05/15/2020 ($100 par value)	5,487
22	Stericycle, Inc., 5.25%, 09/15/2018 ($100 par value)	995
7	Wells Fargo & Co., Series L, 7.50% ($1000 par value)	8,756
46	Welltower, Inc., Series I, 6.50% ($50 par value)	2,589

		61,729

	Total Convertible Preferred Stocks (Cost $68,469)	68,118

PRINCIPAL AMOUNT
Corporate Bonds — 35.3%
	Argentina — 0.1%
1,290	Pampa Energia SA, 7.38%, 07/21/2023 (e)	1,342
	YPF SA,
2,800	Reg. S, 8.50%, 03/23/2021	3,034
3,450	Reg. S, 8.75%, 04/04/2024	3,775

		8,151

	Australia — 0.2%
12,431	Australia & New Zealand Banking Group Ltd., (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 06/15/2026 (e) (x) (y) (aa)	13,255
1,720	BHP Billiton Finance USA Ltd., (USD Swap Semi 5 Year + 5.09%), 6.75%, 10/19/2075 (e) (aa)	1,918
	FMG Resources August 2006 Pty. Ltd.,
1,725	4.75%, 05/15/2022 (e)	1,710
1,389	5.13%, 05/15/2024 (e)	1,372
518	9.75%, 03/01/2022 (e)	570
	Nufarm Australia Ltd.,
1,197	5.75%, 04/30/2026 (e)	1,194
1,215	6.38%, 10/15/2019 (e)	1,235

		21,254

	Azerbaijan — 0.1%
2,550	Southern Gas Corridor CJSC, Reg. S, 6.88%, 03/24/2026	2,786

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Azerbaijan — continued
	State Oil Co. of the Azerbaijan Republic,
6,850	Reg. S, 4.75%, 03/13/2023	6,824
5,500	Reg. S, 6.95%, 03/18/2030	5,902

		15,512

	Brazil — 0.4%
1,954	Banco Daycoval SA, Reg. S, 5.75%, 03/19/2019	1,974
2,100	Cemig Geracao e Transmissao SA, Reg. S, 9.25%, 12/05/2024	2,265
2,750	GTL Trade Finance, Inc.,Reg. S, 5.89%, 04/29/2024	2,884
	JBS USA LUX SA,
4,689	5.75%, 06/15/2025 (e)	4,406
4,448	5.88%, 07/15/2024 (e)	4,303
3,302	6.75%, 02/15/2028 (e)	3,158
6,065	7.25%, 06/01/2021 (e)	6,118
2,177	JSL Europe SA, Reg. S, 7.75%, 07/26/2024	2,188
	Petrobras Global Finance BV,
4,100	6.25%, 03/17/2024	4,291
3,850	6.85%, 06/05/2115	3,556
5,790	7.38%, 01/17/2027	6,195
1,587	8.38%, 05/23/2021	1,787
2,000	Suzano Austria GmbH,
	Reg. S, 5.75%, 07/14/2026	2,100
3,590	Votorantim Cimentos SA,
	Reg. S, 7.25%, 04/05/2041	3,898
1,130	Vrio Finco 1 LLC, 6.25%, 04/04/2023 (e)	1,139

		50,262

	Canada — 1.6%
4,604	1011778 BC ULC, 4.25%, 05/15/2024 (e)	4,380
3,804	Athabasca Oil Corp., 9.88%, 02/24/2022 (e)	3,832
2,332	ATS Automation Tooling Systems, Inc., 6.50%, 06/15/2023 (e)	2,440
	Baytex Energy Corp.,
200	5.13%, 06/01/2021 (e)	189
364	5.63%, 06/01/2024 (e)	324
	Bombardier, Inc.,
1,868	6.00%, 10/15/2022 (e)	1,859
3,228	6.13%, 01/15/2023 (e)	3,248
1,540	7.50%, 12/01/2024 (e)	1,621
6,598	7.50%, 03/15/2025 (e)	6,862
188	7.75%, 03/15/2020 (e)	201
5,208	8.75%, 12/01/2021 (e)	5,795

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
	Cascades, Inc.,
346	5.50%, 07/15/2022 (e)	347
298	5.75%, 07/15/2023 (e)	296
	Concordia International Corp.,
4,231	7.00%, 04/15/2023 (d) (e) (bb)	254
3,244	9.00%, 04/01/2022 (e)	2,952
20,130	Emera, Inc., Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/2076 (aa)	21,781
	Enbridge, Inc.,
13,030	(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/2077 (aa)	12,118
4,165	Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/2077 (aa)	4,045
10,035	(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/2078 (aa)	9,766
12,170	Garda World Security Corp., 8.75%, 05/15/2025 (e)	12,714
2,450	Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/2024 (e)	2,600
1,100	Hudbay Minerals, Inc., 7.25%, 01/15/2023 (e)	1,147
1,171	Jupiter Resources, Inc., 8.50%, 10/01/2022 (e)	509
1,380	Kronos Acquisition Holdings, Inc., 9.00%, 08/15/2023 (e)	1,318
	Mattamy Group Corp.,
350	6.50%, 10/01/2025 (e)	349
1,330	6.88%, 12/15/2023 (e)	1,367
	MEG Energy Corp.,
12,540	6.38%, 01/30/2023 (e)	11,286
6,336	6.50%, 01/15/2025 (e)	6,328
2,427	7.00%, 03/31/2024 (e)	2,172
	NOVA Chemicals Corp.,
4,655	4.88%, 06/01/2024 (e)	4,515
2,646	5.00%, 05/01/2025 (e)	2,547
2,995	5.25%, 06/01/2027 (e)	2,883
	Open Text Corp.,
1,957	5.63%, 01/15/2023 (e)	2,028
1,065	5.88%, 06/01/2026 (e)	1,105
	Precision Drilling Corp.,
311	5.25%, 11/15/2024	293
4,521	7.13%, 01/15/2026 (e)	4,566
1,540	7.75%, 12/15/2023	1,604
8,863	Quebecor Media, Inc., 5.75%, 01/15/2023	9,085

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — continued
1,435	Seven Generations Energy Ltd., 5.38%, 09/30/2025 (e)	1,395
	Teck Resources Ltd.,
1,635	4.75%, 01/15/2022	1,658
1,455	5.40%, 02/01/2043	1,393
1,875	6.00%, 08/15/2040	1,955
2,070	6.13%, 10/01/2035	2,199
1,383	8.50%, 06/01/2024 (e)	1,544
	Transcanada Trust,
13,375	(ICE LIBOR USD 3 Month + 3.21%), 5.30%, 03/15/2077 (aa)	13,028
9,855	(ICE LIBOR USD 3 Month + 3.53%), 5.62%, 05/20/2075 (aa)	10,077
9,359	Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/2076 (aa)	9,640
1,098	Trinidad Drilling Ltd., 6.63%, 02/15/2025 (e)	1,053
	Videotron Ltd.,
2,315	5.13%, 04/15/2027 (e)	2,269
6,818	5.38%, 06/15/2024 (e)	7,005

		203,942

	Cayman Islands — 0.0% (g)
1,025	Telford Offshore Ltd., Series B, 13.00% (PIK), 02/12/2024 (v) (bb)	769

	Chile — 0.1%
2,450	Empresa Electrica Angamos SA,
	Reg. S, 4.88%, 05/25/2029	2,373
3,850	VTR Finance BV,
	Reg. S, 6.88%, 01/15/2024	3,966

		6,339

	Colombia — 0.1%
	Ecopetrol SA,
4,350	5.38%, 06/26/2026	4,480
3,162	7.38%, 09/18/2043	3,619

		8,099

	Croatia — 0.0% (g)
1,340	Hrvatska Elektroprivreda, 5.88%, 10/23/2022 (e)	1,427

	Finland — 0.0% (g)
	Nokia OYJ,
335	3.38%, 06/12/2022	323
925	4.38%, 06/12/2027	858
1,452	6.63%, 05/15/2039	1,514

		2,695

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	France — 0.6%
	Altice France SA,
18,441	6.00%, 05/15/2022 (e)	18,232
3,730	6.25%, 05/15/2024 (e)	3,553
3,201	7.38%, 05/01/2026 (e)	3,105
	Credit Agricole SA,
10,535	(USD Swap Semi 5 Year + 4.70%), 6.63%, 09/23/2019 (e) (x) (y) (aa)	10,787
6,835	(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (e) (x) (y) (aa)	7,766
	Societe Generale SA,
9,980	(USD Swap Semi 5 Year + 3.93%), 6.75%, 04/06/2028 (e) (x) (y) (aa)	9,905
12,990	(USD Swap Semi 5 Year + 6.24%), 7.38%, 09/13/2021 (e) (x) (y) (aa)	13,769
4,730	(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 09/29/2025 (e) (x) (y) (aa)	5,239

		72,356

	Germany — 0.1%
2	Fresenius Medical Care US Finance II, Inc., 5.88%, 01/31/2022 (e)	2
810	Fresenius Medical Care US Finance, Inc., 5.75%, 02/15/2021 (e)	853
4,015	IHO Verwaltungs GmbH, 4.50% (cash), 09/15/2023 (e) (v)	3,945
3,388	Unitymedia GmbH, 6.13%, 01/15/2025 (e)	3,561
2,771	ZF North America Capital, Inc., 4.50%, 04/29/2022 (e)	2,828

		11,189

	Ghana — 0.0% (g)
4,010	Tullow Oil plc, 7.00%, 03/01/2025 (e)	4,065

	Guatemala — 0.0% (g)
3,420	Comunicaciones Celulares SA,
	Reg. S, 6.88%, 02/06/2024	3,553
1,847	Energuate Trust, Reg. S, 5.88%, 05/03/2027	1,812

		5,365

	Hungary — 0.0% (g)
2,420	MFB Magyar Fejlesztesi Bank Zrt., 6.25%, 10/21/2020 (e)	2,574
2,250	MOL Group Finance SA, Reg. S, 6.25%, 09/26/2019	2,337

		4,911

	India — 0.0% (g)
1,748	Axis Bank Ltd., Reg. S, 3.25%, 05/21/2020	1,729

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	India — continued
2,830	Reliance Holding USA, Inc.,
	Reg. S, 5.40%, 02/14/2022	2,954

		4,683

	Indonesia — 0.2%
	Minejesa Capital BV,
4,134	4.63%, 08/10/2030 (e)	3,933
	Pertamina Persero PT,
4,900	Reg. S, 4.30%, 05/20/2023	4,902
4,540	Reg. S, 5.25%, 05/23/2021	4,710
5,650	Reg. S, 6.00%, 05/03/2042	5,904
4,590	Reg. S, 6.45%, 05/30/2044	5,066
1,500	Reg. S, 6.50%, 05/27/2041	1,655

		26,170

	Ireland — 0.3%
7,730	AerCap Global Aviation Trust, (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 06/15/2045 (e) (aa)	8,194
	Ardagh Packaging Finance plc,
2,000	4.63%, 05/15/2023 (e)	2,002
8,060	6.00%, 02/15/2025 (e)	8,151
6,675	7.25%, 05/15/2024 (e)	7,059
1,226	Avolon Holdings Funding Ltd., 5.50%, 01/15/2023 (e)	1,223
608	Fly Leasing Ltd., 5.25%, 10/15/2024	588
1,080	James Hardie International Finance DAC, 4.75%, 01/15/2025 (e)	1,050
	Park Aerospace Holdings Ltd.,
1,224	4.50%, 03/15/2023 (e)	1,172
1,402	5.25%, 08/15/2022 (e)	1,393
3,512	5.50%, 02/15/2024 (e)	3,411

		34,243

	Israel — 0.0% (g)
2,310	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 03/01/2028 (e)	2,279

	Italy — 0.2%
8,600	Enel SpA, (USD Swap Semi 5 Year + 5.88%), 8.75%, 09/24/2073 (e) (aa)	10,170
	Telecom Italia Capital SA,
1,985	6.00%, 09/30/2034	2,055
3,457	6.38%, 11/15/2033	3,757
810	7.20%, 07/18/2036	929
388	7.72%, 06/04/2038	468
6,990	Wind Tre SpA, 5.00%, 01/20/2026 (e)	5,867

		23,246

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Jamaica — 0.0% (g)
4,548	Digicel Group Ltd.,
	Reg. S, 7.13%, 04/01/2022	3,707

	Japan — 0.0% (g)
2,049	SoftBank Group Corp., 4.50%, 04/15/2020 (e)	2,103

	Kazakhstan — 0.3%
4,045	Kazakhstan Temir Zholy Finance BV, Reg. S, 6.95%, 07/10/2042	4,425
3,276	Kazakhstan Temir Zholy National Co. JSC, 4.85%, 11/17/2027 (e)	3,251
	KazMunayGas National Co. JSC,
1,800	4.75%, 04/24/2025 (e)	1,796
2,250	5.38%, 04/24/2030 (e)	2,244
2,450	Reg. S, 3.88%, 04/19/2022	2,420
1,750	Reg. S, 4.40%, 04/30/2023	1,739
6,348	Reg. S, 6.38%, 04/09/2021	6,792
1,100	Reg. S, 9.13%, 07/02/2018	1,108
7,250	KazMunayGas National Co. PJSC, Reg. S, 4.75%, 04/19/2027	7,114
2,350	Tengizchevroil Finance Co. International Ltd., Reg. S, 4.00%, 08/15/2026	2,215

		33,104

	Luxembourg — 0.8%
	Altice Financing SA,
7,767	6.63%, 02/15/2023 (e)	7,767
6,985	7.50%, 05/15/2026 (e)	6,863
	Altice Luxembourg SA,
1,865	7.63%, 02/15/2025 (e)	1,681
14,098	7.75%, 05/15/2022 (e)	13,463
	ArcelorMittal,
508	5.75%, 03/01/2021	532
2,998	6.13%, 06/01/2025	3,245
1,508	6.50%, 02/25/2022	1,625
927	7.00%, 03/01/2041	1,066
2,770	7.25%, 10/15/2039	3,283
9,470	INEOS Group Holdings SA, 5.63%, 08/01/2024 (e)	9,564
946	Intelsat Connect Finance SA, 12.50%, 04/01/2022 (e)	828
	Intelsat Jackson Holdings SA,
7,984	5.50%, 08/01/2023	6,697
25,762	7.25%, 10/15/2020	25,150
11,120	7.50%, 04/01/2021	10,522

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Luxembourg — continued
5,390	8.00%, 02/15/2024 (e)	5,687
1,585	9.75%, 07/15/2025 (e)	1,553

		99,526

	Mexico — 0.6%
	Alfa SAB de CV,
3,262	6.88%, 03/25/2044 (e)	3,325
2,700	Reg. S, 5.25%, 03/25/2024	2,764
600	Banco Nacional de Comercio Exterior SNC, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 08/11/2026 (e) (aa)	585
2,600	BBVA Bancomer SA, Reg. S, 6.75%, 09/30/2022	2,818
995	CEMEX Finance LLC, 6.00%, 04/01/2024 (e)	1,023
	Cemex SAB de CV,
3,400	5.70%, 01/11/2025 (e)	3,438
8,730	6.13%, 05/05/2025 (e)	9,036
6,575	7.75%, 04/16/2026 (e)	7,209
3,500	Grupo KUO SAB de CV,
	5.75%, 07/07/2027 (e)	3,404
269	Mexico City Airport Trust, 5.50%, 07/31/2047 (e)	239
	Petroleos Mexicanos,
2,620	5.35%, 02/12/2028 (e)	2,494
8,350	5.38%, 03/13/2022	8,630
5,499	5.63%, 01/23/2046	4,645
500	6.35%, 02/12/2048 (e)	459
5,650	6.38%, 02/04/2021	5,950
1,500	6.38%, 01/23/2045	1,390
4,890	6.50%, 03/13/2027	5,064
6,350	6.63%, 06/15/2035	6,277
4,540	6.75%, 09/21/2047	4,372

		73,122

	Morocco — 0.1%
	OCP SA,
4,030	Reg. S, 5.63%, 04/25/2024	4,141
2,971	Reg. S, 6.88%, 04/25/2044	3,201

		7,342

	Netherlands — 0.3%
	Constellium NV,
505	5.75%, 05/15/2024 (e)	496
875	5.88%, 02/15/2026 (e)	862
2,540	6.63%, 03/01/2025 (e)	2,575
2,500	GTH Finance BV, Reg. S, 7.25%, 04/26/2023	2,628

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Netherlands — continued
5,458	ING Groep NV, Reg. S, (USD Swap Semi 5 Year + 5.12%), 6.87%, 04/16/2022 (x) (y) (aa)	5,760
	NXP BV,
1,170	4.13%, 06/01/2021 (e)	1,173
2,665	4.63%, 06/15/2022 (e)	2,685
2,780	4.63%, 06/01/2023 (e)	2,798
840	UPC Holding BV, 5.50%, 01/15/2028 (e)	783
9,420	UPCB Finance IV Ltd., 5.38%, 01/15/2025 (e)	9,208
2,190	Ziggo Bond Finance BV, 5.88%, 01/15/2025 (e)	2,070
2,594	Ziggo Secured Finance BV, 5.50%, 01/15/2027 (e)	2,445

		33,483

	Norway — 0.0% (g)
1,214	Aker BP ASA, 5.88%, 03/31/2025 (e)	1,260

	Peru — 0.1%
1,800	BBVA Banco Continental SA, Reg. S, 5.00%, 08/26/2022	1,874
1,124	Consorcio Transmantaro SA, Reg. S, 4.38%, 05/07/2023	1,121
2,850	Nexa Resources SA, Reg. S, 5.38%, 05/04/2027	2,854
3,100	Petroleos del Peru SA, 5.63%, 06/19/2047 (e)	3,015
3,180	Southern Copper Corp.,
	5.88%, 04/23/2045	3,554

		12,418

	Qatar — 0.0% (g)
	ABQ Finance Ltd.,
2,570	Reg. S, 3.50%, 02/22/2022	2,477
1,550	Reg. S, 3.63%, 04/13/2021	1,525
927	Ras Laffan Liquefied Natural Gas Co. Ltd. II, Reg. S, 5.30%, 09/30/2020	945

		4,947

	Russia — 0.0% (g)
1,100	Gazprom OAO, Reg. S, 9.25%, 04/23/2019	1,151
900	Novolipetsk Steel, Reg. S, 4.50%, 06/15/2023	874
550	Russian Agricultural Bank OJSC Via RSHB Capital SA, Reg. S, 7.75%, 05/29/2018	551
2,899	VTB Bank OJSC Via VTB Capital SA, Reg. S, 6.95%, 10/17/2022	2,979

		5,555

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	South Korea — 0.1%
2,350	Heungkuk Life Insurance Co. Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/2047 (aa)	2,192
3,805	MagnaChip Semiconductor Corp., 6.63%, 07/15/2021	3,662

		5,854

	Spain — 0.1%
	Banco Bilbao Vizcaya Argentaria SA,
6,000	(USD Swap Semi 5 Year + 3.87%), 6.13%, 11/16/2027 (x) (y) (aa)	5,799
EUR 1,000	Reg. S, (EUR Swap Annual 5 Year + 6.60%), 6.75%, 02/18/2020 (x) (y) (aa)	1,303
EUR 1,800	Reg. S, (EUR Swap Annual 5 Year + 6.16%), 7.00%, 02/19/2019 (x) (y) (aa)	2,260
2,000	Reg. S, (USD Swap Semi 5 Year + 8.26%), 9.00%, 05/09/2018 (x) (y) (aa)	2,002

		11,364

	Sweden — 0.1%
5,000	Skandinaviska Enskilda Banken AB, Reg. S, (USD Swap Semi 5 Year + 3.85%), 5.75%, 05/13/2020 (x) (y) (aa)	5,050
5,000	Svenska Handelsbanken AB, Reg. S, (USD Swap Semi 5 Year + 3.34%), 5.25%, 03/01/2021 (x) (y) (aa)	5,000
5,000	Swedbank AB, Reg. S, (USD Swap Semi 5 Year + 3.77%), 5.50%, 03/17/2020 (x) (y) (aa)	5,044

		15,094

	Switzerland — 0.3%
	Credit Suisse Group AG,
8,385	(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (e) (x) (y) (aa)	8,587
4,646	(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (e) (x) (y) (aa)	5,035
	UBS Group AG,
5,215	Reg. S, (USD ICE Swap Rate 5 Year + 5.50%), 6.87%, 03/22/2021 (x) (y) (aa)	5,476
5,000	Reg. S, (USD Swap Semi 5 Year + 4.59%), 6.87%, 08/07/2025 (x) (y) (aa)	5,263
5,000	Reg. S, (USD Swap Semi 5 Year + 4.87%), 7.00%, 02/19/2025 (x) (y) (aa)	5,349
2,000	Reg. S, (USD Swap Semi 5 Year + 5.46%), 7.13%, 02/19/2020 (x) (y) (aa)	2,081

		31,791

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Trinidad and Tobago — 0.0% (g)
1,965	Petroleum Co. of Trinidad & Tobago Ltd.,
	Reg. S, 9.75%, 08/14/2019	2,068

	Tunisia — 0.0% (g)
1,750	Republic of Banque Centrale de Tunisie, Reg. S, 5.75%, 01/30/2025	1,619

	Turkey — 0.1%
3,500	KOC Holding A/S, Reg. S, 5.25%, 03/15/2023	3,517
2,350	QNB Finansbank A/S, Reg. S, 4.88%, 05/19/2022	2,247
	Turkiye Is Bankasi,
500	Reg. S, 5.00%, 04/30/2020	497
1,750	Reg. S, 6.00%, 10/24/2022	1,704
	Turkiye Is Bankasi A/S,
2,300	Reg. S, 5.00%, 04/30/2020	2,285
1,800	Reg. S, 6.00%, 10/24/2022	1,753
3,050	Turkiye Sise ve Cam Fabrikalari A/S, Reg. S, 4.25%, 05/09/2020	3,039
1,700	Turkiye Vakiflar Bankasi TAO, Reg. S, 6.00%, 11/01/2022	1,645

		16,687

	United Arab Emirates — 0.0% (g)
	DAE Funding LLC,
1,205	4.50%, 08/01/2022 (e)	1,156
1,284	5.00%, 08/01/2024 (e)	1,234
3,145	Shelf Drilling Holdings Ltd., 8.25%, 02/15/2025 (e)	3,192

		5,582

	United Kingdom — 1.0%
3,075	Afren plc, Reg. S, 6.63%, 12/09/2020 (d)	3
3,560	Ashtead Capital, Inc., 5.63%, 10/01/2024 (e)	3,667
	Barclays plc,
588	4.38%, 09/11/2024	574
1,277	4.84%, 05/09/2028	1,239
2,555	5.20%, 05/12/2026	2,554
GBP 6,299	Reg. S, (GBP Swap 5 Year + 6.46%), 7.25%, 03/15/2023 (x) (y) (aa)	9,387
5,397	Reg. S, (USD Swap Semi 5 Year + 6.77%), 7.88%, 03/15/2022 (x) (y) (aa)	5,757
8,944	Fiat Chrysler Automobiles NV, 5.25%, 04/15/2023	9,291
	HSBC Holdings plc,
5,725	(USD ICE Swap Rate 5 Year + 3.45%), 6.25%, 03/23/2023 (x) (y) (aa)	5,818

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United Kingdom — continued
4,840	(USD ICE Swap Rate 5 Year + 3.71%), 6.38%, 09/17/2024 (x) (y) (aa)	4,954
6,000	(USD ICE Swap Rate 5 Year + 4.37%), 6.38%, 03/30/2025 (x) (y) (aa)	6,180
8,180	(USD ICE Swap Rate 5 Year + 3.61%), 6.50%, 03/23/2028 (x) (y) (aa)	8,313
6,852	(USD ICE Swap Rate 5 Year + 5.51%), 6.87%, 06/01/2021 (x) (y) (aa)	7,263
1,345	Inmarsat Finance plc, 6.50%, 10/01/2024 (e)	1,318
2,140	Jaguar Land Rover Automotive plc, 4.50%, 10/01/2027 (e)	1,926
	KCA Deutag UK Finance plc,
2,208	7.25%, 05/15/2021 (e)	2,147
397	9.63%, 04/01/2023 (e)	409
2,560	9.88%, 04/01/2022 (e)	2,691
12,498	Lloyds Banking Group plc, (USD Swap Semi 5 Year + 4.76%), 7.50%, 06/27/2024 (x) (y) (aa)	13,485
GBP 3,809	Nationwide Building Society, Reg. S, (GBP Swap 5 Year + 4.88%), 6.88%, 06/20/2019 (x) (y) (aa)	5,471
	Noble Holding International Ltd.,
169	5.25%, 03/15/2042	112
1,121	6.20%, 08/01/2040	790
1,314	7.75%, 01/15/2024	1,232
1,881	7.88%, 02/01/2026 (e)	1,895
164	8.95%, 04/01/2045	141
	Royal Bank of Scotland Group plc,
3,900	5.13%, 05/28/2024	3,959
1,194	6.00%, 12/19/2023	1,268
14,167	6.13%, 12/15/2022	15,017
5,487	TI Group Automotive Systems LLC, 8.75%, 07/15/2023 (e)	5,761
2,548	Virgin Media Finance plc, 6.38%, 04/15/2023 (e)	2,567
	Virgin Media Secured Finance plc,
975	5.25%, 01/15/2026 (e)	929
1,300	5.50%, 01/15/2025 (e)	1,264
4,060	5.50%, 08/15/2026 (e)	3,908

		131,290

	United States — 27.4%
	Acadia Healthcare Co., Inc.,
170	5.13%, 07/01/2022	170
700	5.63%, 02/15/2023	707

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
528	6.13%, 03/15/2021	535
3,004	6.50%, 03/01/2024	3,109
4,980	ACCO Brands Corp., 5.25%, 12/15/2024 (e)	4,980
2,229	ACE Cash Express, Inc., 12.00%, 12/15/2022 (e)	2,474
3,420	ACI Worldwide, Inc., 6.38%, 08/15/2020 (e)	3,458
4,300	Adient Global Holdings Ltd., 4.88%, 08/15/2026 (e)	4,021
	ADT Corp. (The),
2,335	3.50%, 07/15/2022	2,182
9,735	4.13%, 06/15/2023	9,126
	AECOM,
2,414	5.13%, 03/15/2027	2,320
8,422	5.88%, 10/15/2024	8,770
	AES Corp.,
2,770	4.00%, 03/15/2021	2,785
1,800	5.50%, 04/15/2025	1,840
1,500	6.00%, 05/15/2026	1,568
3,731	Ahern Rentals, Inc., 7.38%, 05/15/2023 (e)	3,600
4,805	Air Medical Group Holdings, Inc., 6.38%, 05/15/2023 (e)	4,601
	AK Steel Corp.,
1,878	7.00%, 03/15/2027	1,822
1,159	7.50%, 07/15/2023	1,217
	Albertsons Cos. LLC,
3,284	5.75%, 03/15/2025	2,861
13,900	6.63%, 06/15/2024	12,962
	Alcoa Nederland Holding BV,
8,006	6.75%, 09/30/2024 (e)	8,587
900	7.00%, 09/30/2026 (e)	981
	Aleris International, Inc.,
1,035	7.88%, 11/01/2020	1,019
1,505	9.50%, 04/01/2021 (e)	1,569
	Alliance Data Systems Corp.,
3,639	5.38%, 08/01/2022 (e)	3,657
1,505	5.88%, 11/01/2021 (e)	1,532
	Allison Transmission, Inc.,
4,349	4.75%, 10/01/2027 (e)	4,094
3,135	5.00%, 10/01/2024 (e)	3,079
19,105	Allstate Corp. (The), Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 08/15/2053 (aa)	19,726
	Ally Financial, Inc.,
9,918	4.13%, 02/13/2022	9,856
17,476	4.63%, 05/19/2022	17,585

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
6,190	4.63%, 03/30/2025	6,136
2,855	5.75%, 11/20/2025	2,944
3,175	8.00%, 11/01/2031	3,859
1,740	Alta Mesa Holdings LP, 7.88%, 12/15/2024	1,801
	Altice US Finance I Corp.,
3,800	5.38%, 07/15/2023 (e)	3,805
3,893	5.50%, 05/15/2026 (e)	3,774
	AMC Entertainment Holdings, Inc.,
6,010	5.75%, 06/15/2025	5,829
1,190	5.88%, 02/15/2022	1,205
1,375	5.88%, 11/15/2026	1,339
1,079	6.13%, 05/15/2027	1,044
	AMC Networks, Inc.,
2,100	4.75%, 12/15/2022	2,111
1,011	4.75%, 08/01/2025	955
7,665	5.00%, 04/01/2024	7,493
	American Axle & Manufacturing, Inc.,
6,537	6.25%, 04/01/2025	6,535
3,314	6.25%, 03/15/2026	3,281
7,091	6.50%, 04/01/2027	7,053
1,900	6.63%, 10/15/2022	1,964
3,450	7.75%, 11/15/2019	3,640
13,270	American Express Co., Series C, (ICE LIBOR USD 3 Month + 3.29%), 4.90%, 03/15/2020 (x) (y) (aa)	13,303
9,300	American International Group, Inc., Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 04/01/2048 (aa)	9,347
4,615	American Woodmark Corp., 4.88%, 03/15/2026 (e)	4,453
	AmeriGas Partners LP,
5,753	5.50%, 05/20/2025	5,652
1,309	5.75%, 05/20/2027	1,260
2,599	5.88%, 08/20/2026	2,580
	Amkor Technology, Inc.,
8,949	6.38%, 10/01/2022	9,184
2,278	6.63%, 06/01/2021	2,284
1,817	AMN Healthcare, Inc., 5.13%, 10/01/2024 (e)	1,797
	Andeavor Logistics LP,
894	6.25%, 10/15/2022	933
1,540	6.38%, 05/01/2024	1,640
3,646	Anixter, Inc., 5.50%, 03/01/2023	3,783
2,380	Antero Midstream Partners LP, 5.38%, 09/15/2024	2,368

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Antero Resources Corp.,
5,432	5.13%, 12/01/2022	5,459
4,205	5.63%, 06/01/2023	4,295
281	Apergy Corp., 6.38%, 05/01/2026 (e)	285
6,003	Aramark Services, Inc., 5.00%, 02/01/2028 (e)	5,840
930	Archrock Partners LP, 6.00%, 10/01/2022	930
	Arconic, Inc.,
9,295	5.13%, 10/01/2024	9,403
1,582	5.87%, 02/23/2022	1,647
5,472	Ashland LLC, 4.75%, 08/15/2022	5,520
2,385	Avantor, Inc., 6.00%, 10/01/2024 (e)	2,397
5,950	Avaya, Inc., 7.00%, 04/01/2019 (d) (bb)	1
	Avis Budget Car Rental LLC,
1,195	5.25%, 03/15/2025 (e)	1,150
4,620	5.50%, 04/01/2023	4,574
7,460	6.38%, 04/01/2024 (e)	7,553
1,855	Axalta Coating Systems LLC, 4.88%, 08/15/2024 (e)	1,869
1,764	B&G Foods, Inc., 5.25%, 04/01/2025	1,614
	Ball Corp.,
630	4.88%, 03/15/2026	628
1,962	5.25%, 07/01/2025	2,021
	Bank of America Corp.,
3,946	Series K, (ICE LIBOR USD 3 Month + 3.63%), 5.99%, 07/30/2018 (x) (y) (aa)	3,966
18,095	Series V, (ICE LIBOR USD 3 Month + 3.39%), 5.13%, 06/17/2019 (x) (y) (aa)	18,323
11,220	Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 09/05/2024 (x) (y) (aa)	11,697
13,130	Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (x) (y) (aa)	13,918
11,168	Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 03/17/2025 (x) (y) (aa)	11,573
15,695	Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 03/15/2028 (x) (y) (aa)	15,675
	Bank of New York Mellon Corp. (The),
9,636	Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 06/20/2023 (x) (y) (aa)	9,274

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
9,200	Series E, (ICE LIBOR USD 3 Month + 3.42%), 4.95%, 06/20/2020 (x) (y) (aa)	9,384
10,966	Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 09/20/2026 (x) (y) (aa)	10,555
	Berry Global, Inc.,
1,285	4.50%, 02/15/2026 (e)	1,227
1,875	5.13%, 07/15/2023	1,887
500	6.00%, 10/15/2022	521
835	Big River Steel LLC, 7.25%, 09/01/2025 (e)	871
2,138	Blue Cube Spinco, Inc., 10.00%, 10/15/2025	2,501
8,565	Blue Racer Midstream LLC, 6.13%, 11/15/2022 (e)	8,779
495	Boise Cascade Co., 5.63%, 09/01/2024 (e)	501
1,723	Booz Allen Hamilton, Inc., 5.13%, 05/01/2025 (e)	1,701
	Boyd Gaming Corp.,
2,905	6.38%, 04/01/2026	3,041
6,100	6.88%, 05/15/2023	6,405
2,846	Boyne USA, Inc., 7.25%, 05/01/2025 (e)	2,939
1,840	Brink’s Co. (The), 4.63%, 10/15/2027 (e)	1,693
	Bristow Group, Inc.,
1,206	6.25%, 10/15/2022	995
1,214	8.75%, 03/01/2023 (e)	1,253
9,085	Buckeye Partners LP, (ICE LIBOR USD 3 Month + 4.02%), 6.38%, 01/22/2078 (aa)	8,836
5,215	BWAY Holding Co., 5.50%, 04/15/2024 (e)	5,250
	Cablevision Systems Corp.,
1,050	5.88%, 09/15/2022	1,034
5,217	8.00%, 04/15/2020	5,530
1,259	Caleres, Inc., 6.25%, 08/15/2023	1,303
1,534	California Resources Corp., 8.00%, 12/15/2022 (e)	1,319
	Calpine Corp.,
4,605	5.25%, 06/01/2026 (e)	4,407
1,500	5.50%, 02/01/2024	1,376
1,140	5.75%, 01/15/2025	1,043
2,000	5.88%, 01/15/2024 (e)	2,015
2,868	Camelot Finance SA, 7.88%, 10/15/2024 (e)	2,990
8,570	Capital One Financial Corp., Series E, (ICE LIBOR USD 3 Month + 3.80%), 5.55%, 06/01/2020 (x) (y) (aa)	8,827
4,412	Carrizo Oil & Gas, Inc., 6.25%, 04/15/2023	4,531
676	Catalent Pharma Solutions, Inc., 4.88%, 01/15/2026 (e)	658

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,357	CB Escrow Corp., 8.00%, 10/15/2025 (e)	1,289
1,340	CBS Radio, Inc., 7.25%, 11/01/2024 (e)	1,360
662	CCM Merger, Inc., 6.00%, 03/15/2022 (e)	674
	CCO Holdings LLC,
9,663	5.00%, 02/01/2028 (e)	8,923
15,462	5.13%, 05/01/2027 (e)	14,487
3,185	5.38%, 05/01/2025 (e)	3,131
8,070	5.50%, 05/01/2026 (e)	7,858
1,005	5.75%, 01/15/2024	1,014
11,741	5.75%, 02/15/2026 (e)	11,653
30,222	5.88%, 04/01/2024 (e)	30,676
875	CDK Global, Inc., 4.88%, 06/01/2027	840
	CDW LLC,
2,242	5.00%, 09/01/2023	2,287
4,835	5.00%, 09/01/2025	4,822
635	5.50%, 12/01/2024	659
665	Cedar Fair LP, 5.38%, 06/01/2024	673
	Centene Corp.,
100	4.75%, 05/15/2022	101
2,850	4.75%, 01/15/2025	2,770
2,570	5.63%, 02/15/2021	2,646
3,455	6.13%, 02/15/2024	3,620
	Central Garden & Pet Co.,
2,110	5.13%, 02/01/2028	1,999
3,150	6.13%, 11/15/2023	3,284
	CenturyLink, Inc.,
780	Series S, 6.45%, 06/15/2021	797
7,856	Series T, 5.80%, 03/15/2022	7,817
7,294	Series W, 6.75%, 12/01/2023	7,239
606	Series Y, 7.50%, 04/01/2024	618
2,260	Cequel Communications Holdings I LLC, 7.50%, 04/01/2028 (e)	2,291
	CF Industries, Inc.,
881	4.50%, 12/01/2026 (e)	881
3,310	5.15%, 03/15/2034	3,025
10,605	Charles Schwab Corp. (The), Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/01/2027 (x) (y) (aa)	10,327
	Chemours Co. (The),
4,450	6.63%, 05/15/2023	4,678
1,665	7.00%, 05/15/2025	1,792
	Cheniere Corpus Christi Holdings LLC,
2,195	5.13%, 06/30/2027	2,140
7,060	5.88%, 03/31/2025	7,279
492	7.00%, 06/30/2024	537

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,153	Cheniere Energy Partners LP, 5.25%, 10/01/2025 (e)	1,127
	Chesapeake Energy Corp.,
226	5.75%, 03/15/2023	208
4,342	8.00%, 12/15/2022 (e)	4,603
1,835	8.00%, 01/15/2025 (e)	1,779
7,153	8.00%, 06/15/2027 (e)	6,885
789	(ICE LIBOR USD 3 Month + 3.25%), 5.60%, 04/15/2019 (aa)	787
3,114	Cincinnati Bell, Inc., 7.00%, 07/15/2024 (e)	2,857
5,499	Cinemark USA, Inc., 4.88%, 06/01/2023	5,437
	CIT Group, Inc.,
4,041	5.00%, 08/15/2022	4,132
1,225	5.00%, 08/01/2023	1,243
1,302	5.25%, 03/07/2025	1,330
680	6.13%, 03/09/2028	703
1,815	CITGO Petroleum Corp., 6.25%, 08/15/2022 (e)	1,815
	Citigroup, Inc.,
14,725	Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 05/15/2023 (x) (y) (aa)	14,523
10,670	Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 05/15/2024 (x) (y) (aa)	10,907
8,740	Series N, (ICE LIBOR USD 3 Month + 4.09%), 5.80%, 11/15/2019 (x) (y) (aa)	9,013
4,785	Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 03/27/2020 (x) (y) (aa)	4,917
10,235	(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 01/30/2023 (x) (y) (aa)	10,477
11,785	Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 05/15/2025 (x) (y) (aa)	11,932
1,670	Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (x) (y) (aa)	1,745
5,475	Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 08/15/2026 (x) (y) (aa)	5,687
	Claire’s Stores, Inc.,
1,150	6.13%, 03/15/2020 (d) (e)	655
6,088	9.00%, 03/15/2019 (d) (e)	3,592
1,490	Clean Harbors, Inc., 5.13%, 06/01/2021	1,499
	Clear Channel Worldwide Holdings, Inc.,
1,675	Series A, 6.50%, 11/15/2022	1,709

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
115	Series A, 7.63%, 03/15/2020	115
31,795	Series B, 6.50%, 11/15/2022	32,550
17,307	Series B, 7.63%, 03/15/2020	17,350
	Clearwater Paper Corp.,
2,125	4.50%, 02/01/2023	1,992
900	5.38%, 02/01/2025 (e)	799
768	Cleveland-Cliffs, Inc., 5.75%, 03/01/2025	741
4,235	CNG Holdings, Inc., 9.38%, 05/15/2020 (e)	4,193
3,065	CNO Financial Group, Inc., 5.25%, 05/30/2025	3,088
667	CNX Midstream Partners LP, 6.50%, 03/15/2026 (e)	652
119	Coeur Mining, Inc., 5.88%, 06/01/2024	117
2,669	Cogent Communications Finance, Inc., 5.63%, 04/15/2021 (e)	2,682
5,075	Cogent Communications Group, Inc., 5.38%, 03/01/2022 (e)	5,196
	Commercial Metals Co.,
952	4.88%, 05/15/2023	938
1,230	5.38%, 07/15/2027	1,199
	CommScope Technologies LLC,
1,505	5.00%, 03/15/2027 (e)	1,441
10,882	6.00%, 06/15/2025 (e)	11,209
	CommScope, Inc.,
2,355	5.00%, 06/15/2021 (e)	2,373
2,578	5.50%, 06/15/2024 (e)	2,623
	Community Health Systems, Inc.,
2,435	5.13%, 08/01/2021	2,240
3,855	6.25%, 03/31/2023	3,506
3,017	6.88%, 02/01/2022	1,652
2,575	7.13%, 07/15/2020	2,047
	Continental Resources, Inc.,
1,072	3.80%, 06/01/2024	1,045
3,350	4.38%, 01/15/2028 (e)	3,291
7,557	4.50%, 04/15/2023	7,651
1,740	4.90%, 06/01/2044	1,697
858	5.00%, 09/15/2022	871
4,090	Cooper-Standard Automotive, Inc., 5.63%, 11/15/2026 (e)	4,059
	CoreCivic, Inc.,
4,230	4.63%, 05/01/2023	4,188
430	5.00%, 10/15/2022	434
873	Cornerstone Chemical Co., 6.75%, 08/15/2024 (e)	864
5,145	Coty, Inc., 6.50%, 04/15/2026 (e)	5,004

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Covanta Holding Corp.,
240	5.88%, 03/01/2024	236
379	5.88%, 07/01/2025	369
2,075	Covey Park Energy LLC, 7.50%, 05/15/2025 (e)	2,085
	Crestwood Midstream Partners LP,
2,091	5.75%, 04/01/2025	2,070
3,444	6.25%, 04/01/2023	3,509
	Crown Americas LLC,
815	4.25%, 09/30/2026	754
1,281	4.75%, 02/01/2026 (e)	1,236
	CSC Holdings LLC,
2,249	5.25%, 06/01/2024	2,114
1,600	5.38%, 02/01/2028 (e)	1,496
1,745	5.50%, 04/15/2027 (e)	1,675
1,400	6.63%, 10/15/2025 (e)	1,444
2,089	6.75%, 11/15/2021	2,198
657	8.63%, 02/15/2019	684
7,952	10.13%, 01/15/2023 (e)	8,817
1,747	10.88%, 10/15/2025 (e)	2,048
	CSI Compressco LP,
1,341	7.25%, 08/15/2022	1,267
815	7.50%, 04/01/2025 (e)	819
640	Cumberland Farms, Inc., 6.75%, 05/01/2025 (e)	664
1,753	CURO Financial Technologies Corp.,
	12.00%, 03/01/2022 (e)	1,922
6,818	CVR Partners LP, 9.25%, 06/15/2023 (e)	7,014
	CyrusOne LP,
1,408	5.00%, 03/15/2024	1,412
1,239	5.38%, 03/15/2027	1,239
	Dana Financing Luxembourg SARL,
1,375	5.75%, 04/15/2025 (e)	1,396
1,990	6.50%, 06/01/2026 (e)	2,064
	Dana, Inc.,
1,250	5.50%, 12/15/2024	1,272
6,125	6.00%, 09/15/2023	6,339
	DaVita, Inc.,
5,940	5.00%, 05/01/2025	5,629
3,502	5.13%, 07/15/2024	3,393
1,275	5.75%, 08/15/2022	1,306
	DCP Midstream Operating LP,
4,028	3.88%, 03/15/2023	3,887
702	4.95%, 04/01/2022	712
1,825	6.75%, 09/15/2037 (e)	1,978

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,558	Dean Foods Co., 6.50%, 03/15/2023 (e)	2,452
3,653	Delek Logistics Partners LP, 6.75%, 05/15/2025 (e)	3,626
	Dell International LLC,
7,581	5.45%, 06/15/2023 (e)	7,972
1,420	5.88%, 06/15/2021 (e)	1,461
5,931	6.02%, 06/15/2026 (e)	6,281
1,465	7.13%, 06/15/2024 (e)	1,560
5,710	Delphi Technologies plc, 5.00%, 10/01/2025 (e)	5,492
	Denbury Resources, Inc.,
582	9.00%, 05/15/2021 (e)	608
2,114	9.25%, 03/31/2022 (e)	2,199
1,186	Diamond Offshore Drilling, Inc., 7.88%, 08/15/2025	1,217
	Diamondback Energy, Inc.,
38	4.75%, 11/01/2024	38
640	5.38%, 05/31/2025 (e)	648
4,400	Diebold Nixdorf, Inc., 8.50%, 04/15/2024	4,565
11,644	Discover Financial Services, Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (x) (y) (aa)	11,411
	DISH DBS Corp.,
15,094	5.00%, 03/15/2023	13,019
10,821	5.88%, 07/15/2022	9,928
20,006	5.88%, 11/15/2024	17,105
9,887	6.75%, 06/01/2021	9,862
8,989	7.75%, 07/01/2026	8,152
6,585	DJO Finance LLC, 8.13%, 06/15/2021 (e)	6,593
2,774	Dole Food Co., Inc., 7.25%, 06/15/2025 (e)	2,795
2,748	Dollar Tree, Inc., 5.75%, 03/01/2023	2,867
17,485	Dominion Energy, Inc., (ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/01/2054 (aa)	18,477
3,364	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/2023 (e)	3,473
	Eldorado Resorts, Inc.,
4,011	6.00%, 04/01/2025	3,976
560	7.00%, 08/01/2023	591
15,876	Embarq Corp., 8.00%, 06/01/2036	15,080
	EMC Corp.,
1,129	2.65%, 06/01/2020	1,100
133	3.38%, 06/01/2023	124
1,825	EMI Music Publishing Group North America Holdings, Inc., 7.63%, 06/15/2024 (e)	1,975

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Encompass Health Corp.,
3,470	5.75%, 11/01/2024	3,531
3,650	5.75%, 09/15/2025	3,732
	Endo Dac,
930	5.88%, 10/15/2024 (e)	875
11,800	6.00%, 07/15/2023 (e)	8,585
1,770	6.00%, 02/01/2025 (e)	1,243
	Endo Finance LLC,
3,282	5.75%, 01/15/2022 (e)	2,691
46	7.25%, 01/15/2022 (e)	39
6,565	Energizer Holdings, Inc., 5.50%, 06/15/2025 (e)	6,516
	Energy Transfer Equity LP,
1,558	4.25%, 03/15/2023	1,504
4,397	5.88%, 01/15/2024	4,490
	Energy Transfer Partners LP,
13,370	Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 02/15/2023 (x) (y) (aa)	12,739
9,235	Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.62%, 02/15/2028 (x) (y) (aa)	8,733
8,060	EnLink Midstream Partners LP, Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (x) (y) (aa)	7,556
	Ensco plc,
546	4.50%, 10/01/2024	444
2,778	5.20%, 03/15/2025	2,285
136	5.75%, 10/01/2044	94
739	7.75%, 02/01/2026	695
6,646	Entegris, Inc., 4.63%, 02/10/2026 (e)	6,413
	Enterprise Products Operating LLC,
10,945	Series D, (ICE LIBOR USD 3 Month + 2.99%), 4.88%, 08/16/2077 (aa)	10,671
11,815	Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/2077 (aa)	11,390
	Envision Healthcare Corp.,
3,316	5.13%, 07/01/2022 (e)	3,274
2,303	5.63%, 07/15/2022	2,309
1,650	6.25%, 12/01/2024 (e)	1,716
	EP Energy LLC,
4,877	8.00%, 11/29/2024 (e)	5,048
5,640	8.00%, 02/15/2025 (e)	3,976
701	9.38%, 05/01/2020	666
5,965	9.38%, 05/01/2024 (e)	4,563

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Equinix, Inc.,
3,098	5.38%, 01/01/2022	3,195
950	5.38%, 04/01/2023	976
3,911	5.75%, 01/01/2025	4,058
6,328	5.88%, 01/15/2026	6,549
6,032	ESH Hospitality, Inc., 5.25%, 05/01/2025 (e)	5,896
720	EW Scripps Co. (The), 5.13%, 05/15/2025 (e)	670
4,270	Exela Intermediate LLC, 10.00%, 07/15/2023 (e)	4,275
1,261	Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/2025 (e)	1,254
17,625	Fifth Third Bancorp, (ICE LIBOR USD 3 Month + 3.03%), 5.10%, 06/30/2023 (x) (y) (aa)	17,339
	First Data Corp.,
4,520	5.00%, 01/15/2024 (e)	4,554
17,493	5.38%, 08/15/2023 (e)	17,839
22,483	5.75%, 01/15/2024 (e)	22,795
3,478	7.00%, 12/01/2023 (e)	3,639
542	FirstCash, Inc., 5.38%, 06/01/2024 (e)	550
681	Flex Acquisition Co., Inc., 6.88%, 01/15/2025 (e)	684
	Freeport-McMoRan, Inc.,
1,530	3.55%, 03/01/2022	1,480
8,430	3.88%, 03/15/2023	8,082
1,714	4.00%, 11/14/2021	1,706
6,535	4.55%, 11/14/2024	6,306
375	5.40%, 11/14/2034	346
2,310	5.45%, 03/15/2043	2,102
	Frontier Communications Corp.,
7,180	6.88%, 01/15/2025	4,398
4,030	8.50%, 04/01/2026 (e)	3,919
1,998	10.50%, 09/15/2022	1,756
11,938	11.00%, 09/15/2025	9,163
2,236	FXI Holdings, Inc., 7.88%, 11/01/2024 (e)	2,208
1,880	Gartner, Inc., 5.13%, 04/01/2025 (e)	1,884
2,452	Gates Global LLC, 6.00%, 07/15/2022 (e)	2,483
	GCI, Inc.,
4,460	6.75%, 06/01/2021	4,505
3,390	6.88%, 04/15/2025	3,551
2,905	GCP Applied Technologies, Inc., 5.50%, 04/15/2026 (e)	2,890
5,695	General Cable Corp., 5.75%, 10/01/2022	5,847
44,203	General Electric Co., Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 01/21/2021 (x) (y) (aa)	43,761

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
13,675	General Motors Financial Co., Inc., Series A, (ICE LIBOR USD 3 Month + 3.60%), 5.75%, 09/30/2027 (x) (y) (aa)	13,461
	Genesis Energy LP,
1,553	5.63%, 06/15/2024	1,479
1,359	6.00%, 05/15/2023	1,328
175	6.25%, 05/15/2026	167
780	6.75%, 08/01/2022	792
3,640	Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (e)	4,022
	GenOn Energy, Inc.,
975	9.50%, 10/15/2018 (d)	794
3,355	9.88%, 10/15/2020 (d)	2,743
	GEO Group, Inc. (The),
8,165	5.88%, 01/15/2022	8,379
2,215	6.00%, 04/15/2026	2,183
	Global Partners LP,
1,085	6.25%, 07/15/2022	1,085
1,995	7.00%, 06/15/2023 (bb)	2,015
2,370	GLP Capital LP, 5.38%, 11/01/2023	2,450
5,204	Golden Nugget, Inc., 6.75%, 10/15/2024 (e)	5,282
	Goldman Sachs Group, Inc. (The),
13,070	Series L, (ICE LIBOR USD 3 Month + 3.88%), 5.70%, 05/10/2019 (x) (y) (aa)	13,364
14,640	Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 05/10/2020 (x) (y) (aa)	14,987
12,090	Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (x) (y) (aa)	11,969
22,110	Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (x) (y) (aa)	21,235
850	Goodman Networks, Inc., 8.00%, 05/11/2022 (bb)	595
	Goodyear Tire & Rubber Co. (The),
5,526	4.88%, 03/15/2027	5,174
5,160	5.00%, 05/31/2026	4,915
	Gray Television, Inc.,
2,285	5.13%, 10/15/2024 (e)	2,179
1,445	5.88%, 07/15/2026 (e)	1,391
1,735	Great Lakes Dredge & Dock Corp., 8.00%, 05/15/2022	1,770
1,310	Group 1 Automotive, Inc., 5.25%, 12/15/2023 (e)	1,294

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Gulfport Energy Corp.,
5,563	6.00%, 10/15/2024	5,285
880	6.38%, 05/15/2025	844
488	6.38%, 01/15/2026	469
745	6.63%, 05/01/2023	749
1,858	H&E Equipment Services, Inc., 5.63%, 09/01/2025	1,867
2,865	Halcon Resources Corp., 6.75%, 02/15/2025	2,861
2,525	Hanesbrands, Inc., 4.88%, 05/15/2026 (e)	2,437
3,046	Hardwoods Acquisition, Inc., 7.50%, 08/01/2021 (e)	2,787
1,466	Harland Clarke Holdings Corp., 8.38%, 08/15/2022 (e)	1,499
3,847	HCA Healthcare, Inc., 6.25%, 02/15/2021	4,044
	HCA, Inc.,
2,318	3.75%, 03/15/2019	2,324
1,410	4.25%, 10/15/2019	1,421
1,976	5.00%, 03/15/2024	1,998
1,145	5.25%, 04/15/2025	1,159
400	5.25%, 06/15/2026	402
41,781	5.38%, 02/01/2025	41,572
3,230	5.50%, 06/15/2047	3,052
4,959	5.88%, 03/15/2022	5,226
3,655	5.88%, 05/01/2023	3,810
13,470	5.88%, 02/15/2026	13,638
16,768	7.50%, 02/15/2022	18,445
1,620	HD Supply, Inc., 5.75%, 04/15/2024 (e)	1,701
2,986	Hecla Mining Co., 6.88%, 05/01/2021	3,023
	Herc Rentals, Inc.,
3,088	7.50%, 06/01/2022 (e)	3,273
3,815	7.75%, 06/01/2024 (e)	4,116
	Hertz Corp. (The),
12,095	5.50%, 10/15/2024 (e)	10,130
1,371	6.25%, 10/15/2022	1,288
870	7.38%, 01/15/2021	861
5,140	7.63%, 06/01/2022 (e)	5,230
1,315	Hess Infrastructure Partners LP, 5.63%, 02/15/2026 (e)	1,328
8,404	Hexion, Inc., 6.63%, 04/15/2020	7,889
3,634	Hilcorp Energy I LP, 5.00%, 12/01/2024 (e)	3,534
865	Hillman Group, Inc. (The), 6.38%, 07/15/2022 (e)	837
	Hill-Rom Holdings, Inc.,
685	5.00%, 02/15/2025 (e)	680
6,428	5.75%, 09/01/2023 (e)	6,637

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Hilton Domestic Operating Co., Inc.,
1,282	4.25%, 09/01/2024	1,231
4,955	5.13%, 05/01/2026 (e)	4,955
1,455	Hilton Grand Vacations Borrower LLC, 6.13%, 12/01/2024	1,539
	Hilton Worldwide Finance LLC,
3,813	4.63%, 04/01/2025	3,698
1,834	4.88%, 04/01/2027	1,779
1,825	Holly Energy Partners LP, 6.00%, 08/01/2024 (e)	1,830
	Hologic, Inc.,
6,471	4.38%, 10/15/2025 (e)	6,228
523	4.63%, 02/01/2028 (e)	500
1,550	HRG Group, Inc., 7.75%, 01/15/2022	1,597
	Hughes Satellite Systems Corp.,
6,595	5.25%, 08/01/2026	6,447
810	6.50%, 06/15/2019	834
2,225	6.63%, 08/01/2026	2,208
4,315	Huntington Bancshares, Inc., Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 04/15/2023 (x) (y) (aa)	4,312
	Huntsman International LLC,
560	4.88%, 11/15/2020	570
9,478	5.13%, 11/15/2022	9,832
	Icahn Enterprises LP,
3,774	5.88%, 02/01/2022	3,807
1,705	6.25%, 02/01/2022	1,739
2,715	6.38%, 12/15/2025	2,725
800	6.75%, 02/01/2024	820
	iHeartCommunications, Inc.,
2,116	9.00%, 12/15/2019 (d)	1,693
2,067	9.00%, 03/01/2021 (d)	1,648
	IHS Markit Ltd.,
1,022	4.00%, 03/01/2026 (e)	979
900	4.75%, 02/15/2025 (e)	905
7,148	ILFC E-Capital Trust I, (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.64%, 12/21/2065 (e) (aa)	6,880
2,205	ILFC E-Capital Trust II, (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%, 14.50% Cap), 4.89%, 12/21/2065 (e) (aa)	2,122
8,769	Infor Software Parent LLC, 7.13% (cash), 05/01/2021 (e) (v)	8,835
	Infor US, Inc.,
1,248	5.75%, 08/15/2020 (e)	1,271
17,265	6.50%, 05/15/2022	17,524

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
5,823	Informatica LLC, 7.13%, 07/15/2023 (e)	5,823
1,241	Ingevity Corp., 4.50%, 02/01/2026 (e)	1,196
	International Game Technology plc,
1,875	6.25%, 02/15/2022 (e)	1,967
9,870	6.50%, 02/15/2025 (e)	10,524
4,020	Interval Acquisition Corp., 5.63%, 04/15/2023	4,191
	IQVIA, Inc.,
1,255	4.88%, 05/15/2023 (e)	1,270
5,110	5.00%, 10/15/2026 (e)	5,040
937	IRB Holding Corp., 6.75%, 02/15/2026 (e)	904
	Iron Mountain, Inc.,
1,207	4.88%, 09/15/2027 (e)	1,136
1,557	5.25%, 03/15/2028 (e)	1,466
3,526	5.75%, 08/15/2024	3,482
1,250	6.00%, 08/15/2023	1,287
1,431	Itron, Inc., 5.00%, 01/15/2026 (e)	1,398
8,535	Jack Ohio Finance LLC, 6.75%, 11/15/2021 (e)	8,812
1,315	Jagged Peak Energy LLC, 5.88%, 05/01/2026 (e)	1,320
174	JB Poindexter & Co., Inc., 7.13%, 04/15/2026 (e)	177
887	JC Penney Corp., Inc., 8.63%, 03/15/2025 (e)	822
	Jeld-Wen, Inc.,
1,735	4.63%, 12/15/2025 (e)	1,665
750	4.88%, 12/15/2027 (e)	707
993	Kaiser Aluminum Corp., 5.88%, 05/15/2024	1,023
1,232	Kennedy-Wilson, Inc., 5.88%, 04/01/2024 (e)	1,214
9,075	KeyCorp, Series D, (ICE LIBOR USD 3 Month + 3.61%), 5.00%, 09/15/2026 (x) (y) (aa)	8,871
2,892	KFC Holding Co., 4.75%, 06/01/2027 (e)	2,780
7,460	Kindred Healthcare, Inc., 8.75%, 01/15/2023	7,992
3,075	Kinetic Concepts, Inc., 7.88%, 02/15/2021 (e)	3,187
6,400	KLX, Inc., 5.88%, 12/01/2022 (e)	6,680
1,160	Koppers, Inc., 6.00%, 02/15/2025 (e)	1,180
1,600	Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/2025 (e)	1,650
	L Brands, Inc.,
1,625	5.25%, 02/01/2028	1,521
4,550	6.75%, 07/01/2036	4,254
1,606	6.88%, 11/01/2035	1,518

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Ladder Capital Finance Holdings LLLP,
1,514	5.25%, 03/15/2022 (e)	1,514
757	5.25%, 10/01/2025 (e)	721
	Lamar Media Corp.,
363	5.00%, 05/01/2023	367
1,208	5.38%, 01/15/2024	1,235
690	5.75%, 02/01/2026	711
	Lennar Corp.,
1,455	4.50%, 04/30/2024	1,418
85	4.75%, 11/15/2022	85
4,855	4.75%, 11/29/2027 (e)	4,576
1,210	5.25%, 06/01/2026 (e)	1,189
600	5.38%, 10/01/2022 (e)	621
2,247	5.88%, 11/15/2024 (e)	2,320
295	8.38%, 01/15/2021 (e)	327
	Level 3 Financing, Inc.,
5,636	5.13%, 05/01/2023	5,580
1,943	5.25%, 03/15/2026	1,879
4,086	5.38%, 01/15/2024	4,045
7,675	5.38%, 05/01/2025	7,558
561	5.63%, 02/01/2023	568
1,000	Level 3 Parent LLC, 5.75%, 12/01/2022	1,008
75	Levi Strauss & Co., 5.00%, 05/01/2025	75
870	Liberty Interactive LLC, 8.25%, 02/01/2030	935
2,538	Liberty Mutual Group, Inc., 7.80%, 03/15/2037 (e)	3,071
1,387	LIN Television Corp., 5.88%, 11/15/2022	1,425
	Live Nation Entertainment, Inc.,
2,395	4.88%, 11/01/2024 (e)	2,344
547	5.63%, 03/15/2026 (e)	546
2,469	LPL Holdings, Inc., 5.75%, 09/15/2025 (e)	2,395
2,429	LSB Industries, Inc., 9.63%, 05/01/2023 (e)	2,447
5,407	LTF Merger Sub, Inc., 8.50%, 06/15/2023 (e)	5,664
	Mallinckrodt International Finance SA,
539	4.75%, 04/15/2023	384
6,105	5.50%, 04/15/2025 (e)	4,590
2,585	5.63%, 10/15/2023 (e)	2,023
1,610	5.75%, 08/01/2022 (e)	1,348
3,266	Martin Midstream Partners LP, 7.25%, 02/15/2021	3,274
3,357	MasTec, Inc., 4.88%, 03/15/2023	3,333
	Match Group, Inc.,
312	5.00%, 12/15/2027 (e)	306
890	6.38%, 06/01/2024	939

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Mattel, Inc.,
1,000	3.15%, 03/15/2023	852
6,825	6.75%, 12/31/2025 (e)	6,645
2,185	Meredith Corp., 6.88%, 02/01/2026 (e)	2,212
	MetLife, Inc.,
12,815	6.40%, 12/15/2036	13,968
17,944	Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 06/15/2020 (x) (y) (aa)	18,339
8,575	Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 03/15/2028 (x) (y) (aa)	8,766
	MGM Growth Properties Operating Partnership LP,
995	4.50%, 09/01/2026	939
555	4.50%, 01/15/2028	511
2,685	5.63%, 05/01/2024	2,739
	MGM Resorts International,
375	4.63%, 09/01/2026	355
14,645	6.00%, 03/15/2023	15,304
2,630	6.63%, 12/15/2021	2,814
15,259	7.75%, 03/15/2022	16,918
	Micron Technology, Inc.,
7,546	5.25%, 01/15/2024 (e)	7,851
470	5.50%, 02/01/2025	489
5,428	Microsemi Corp., 9.13%, 04/15/2023 (e)	5,984
2,770	Midcontinent Communications, 6.88%, 08/15/2023 (e)	2,909
1,350	Momentive Performance Materials USA LLC, 8.88%, 10/15/2020 (d) (bb)	—	(h)
	Morgan Stanley,
14,650	Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 07/15/2019 (x) (y) (aa)	14,877
19,284	Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 07/15/2020 (x) (y) (aa)	19,766
	Motors Liquidation Co.,
10	6.75%, 05/01/2028 (d) (aa) (bb)	—	(h)
11	7.75%, 03/15/2036 (d) (bb)	—	(h)
115	8.38%, 07/15/2033 (d) (bb)	—	(h)
5,316	MPH Acquisition Holdings LLC, 7.13%, 06/01/2024 (e)	5,411
1,900	MPLX LP, 5.50%, 02/15/2023	1,945
1,939	MSCI, Inc., 5.25%, 11/15/2024 (e)	1,978
	Nabors Industries, Inc.,
174	5.10%, 09/15/2023	165
1,732	5.50%, 01/15/2023	1,697

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	87

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
3,410	5.75%, 02/01/2025 (e)	3,231
2,473	National Rural Utilities Cooperative Finance Corp., (ICE LIBOR USD 3 Month + 3.63%), 5.25%, 04/20/2046 (aa)	2,578
	Nationstar Mortgage LLC,
1,372	6.50%, 07/01/2021	1,389
2,678	6.50%, 06/01/2022	2,752
2,489	Navistar International Corp., 6.63%, 11/01/2025 (e)	2,582
	Neiman Marcus Group Ltd. LLC,
5,712	8.00%, 10/15/2021 (e)	3,884
5,404	8.75% (cash), 10/15/2021 (e) (v)	3,652
	Netflix, Inc.,
4,006	4.38%, 11/15/2026	3,756
4,685	4.88%, 04/15/2028 (e)	4,427
200	5.88%, 02/15/2025	205
5,375	5.88%, 11/15/2028 (e)	5,362
	New Albertsons LP,
455	6.63%, 06/01/2028	349
692	7.45%, 08/01/2029	561
1,390	7.75%, 06/15/2026	1,220
2,280	8.00%, 05/01/2031	1,898
2,042	8.70%, 05/01/2030	1,797
2,535	New Home Co., Inc. (The), 7.25%, 04/01/2022	2,598
	Newfield Exploration Co.,
1,515	5.38%, 01/01/2026	1,567
2,010	5.63%, 07/01/2024	2,131
210	5.75%, 01/30/2022	220
2,614	Nexstar Broadcasting, Inc., 6.13%, 02/15/2022 (e)	2,689
	NextEra Energy Operating Partners LP,
897	4.25%, 09/15/2024 (e)	866
986	4.50%, 09/15/2027 (e)	919
445	NGL Energy Partners LP, 5.13%, 07/15/2019	445
	NGPL PipeCo LLC,
505	4.38%, 08/15/2022 (e)	503
1,109	4.88%, 08/15/2027 (e)	1,078
2,288	Nielsen Co. Luxembourg SARL (The), 5.50%, 10/01/2021 (e)	2,322
7,664	Nielsen Finance LLC, 5.00%, 04/15/2022 (e)	7,722
9,480	Northern Trust Corp., Series D, (ICE LIBOR USD 3 Month + 3.20%), 4.60%, 10/01/2026 (x) (y) (aa)	9,243

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
831	Northwest Acquisitions ULC, 7.13%, 11/01/2022 (e)	846
	Novelis Corp.,
5,350	5.88%, 09/30/2026 (e)	5,310
4,710	6.25%, 08/15/2024 (e)	4,798
	NRG Energy, Inc.,
1,323	5.75%, 01/15/2028 (e)	1,310
2,000	6.25%, 05/01/2024	2,068
5,313	6.63%, 01/15/2027	5,472
2,465	NRG Yield Operating LLC, 5.00%, 09/15/2026	2,397
	Nuance Communications, Inc.,
1,229	5.38%, 08/15/2020 (e)	1,235
2,258	5.63%, 12/15/2026	2,255
2,240	NuStar Logistics LP, 5.63%, 04/28/2027	2,122
1,145	NVA Holdings, Inc., 6.88%, 04/01/2026 (e)	1,154
730	NWH Escrow Corp., 7.50%, 08/01/2021 (e) (bb)	668
	Oasis Petroleum, Inc.,
1,840	6.25%, 05/01/2026 (e) (w)	1,840
8,338	6.50%, 11/01/2021	8,546
1,622	6.88%, 03/15/2022	1,671
935	6.88%, 01/15/2023	960
998	OI European Group BV, 4.00%, 03/15/2023 (e)	948
	Oshkosh Corp.,
1,300	5.38%, 03/01/2022	1,336
4,609	5.38%, 03/01/2025	4,759
	Outfront Media Capital LLC,
748	5.25%, 02/15/2022	759
1,650	5.63%, 02/15/2024	1,666
750	5.88%, 03/15/2025	769
	Owens-Brockway Glass Container, Inc.,
810	5.00%, 01/15/2022 (e)	822
545	5.38%, 01/15/2025 (e)	544
584	5.88%, 08/15/2023 (e)	597
1,084	6.38%, 08/15/2025 (e)	1,135
444	Parker Drilling Co., 6.75%, 07/15/2022	335
	Parsley Energy LLC,
2,310	5.25%, 08/15/2025 (e)	2,304
1,728	5.38%, 01/15/2025 (e)	1,732
1,165	5.63%, 10/15/2027 (e)	1,180
1,940	Party City Holdings, Inc., 6.13%, 08/15/2023 (e)	1,964

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	PBF Holding Co. LLC,
1,431	7.00%, 11/15/2023	1,478
2,675	7.25%, 06/15/2025	2,775
1,089	PBF Logistics LP, 6.88%, 05/15/2023	1,100
	Peabody Energy Corp.,
627	6.00%, 03/31/2022 (e)	644
485	6.38%, 03/31/2025 (e)	506
	Penn Virginia Corp. Escrow,
500	7.25%, 04/15/2019 (d) (bb)	1
1,100	8.50%, 05/01/2020 (d) (bb)	1
2,399	Penske Automotive Group, Inc., 5.50%, 05/15/2026	2,327
	PetSmart, Inc.,
3,904	5.88%, 06/01/2025 (e)	2,811
11,357	7.13%, 03/15/2023 (e)	6,615
4,523	8.88%, 06/01/2025 (e)	2,612
	Pilgrim’s Pride Corp.,
3,129	5.75%, 03/15/2025 (e)	3,058
2,116	5.88%, 09/30/2027 (e)	2,021
18,005	Plains All American Pipeline LP, Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (x) (y) (aa)	17,487
5,146	Plantronics, Inc., 5.50%, 05/31/2023 (e)	5,146
	PNC Financial Services Group, Inc. (The),
9,215	Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 06/01/2023 (x) (y) (aa)	9,160
10,675	Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/01/2026 (x) (y) (aa)	10,541
2,520	Polaris Intermediate Corp., 8.50% (cash), 12/01/2022 (e) (v)	2,558
	Post Holdings, Inc.,
2,728	5.00%, 08/15/2026 (e)	2,557
5,169	5.50%, 03/01/2025 (e)	5,079
1,470	5.63%, 01/15/2028 (e)	1,404
2,730	5.75%, 03/01/2027 (e)	2,665
1,218	PQ Corp., 5.75%, 12/15/2025 (e)	1,206
1,600	Prestige Brands, Inc., 6.38%, 03/01/2024 (e)	1,608
7,895	Prime Security Services Borrower LLC, 9.25%, 05/15/2023 (e)	8,477
5,720	Progressive Corp. (The), Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.37%, 03/15/2023 (x) (y) (aa)	5,749

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Prudential Financial, Inc.,
5,905	(ICE LIBOR USD 3 Month + 3.04%), 5.20%, 03/15/2044 (aa)	5,934
5,006	(ICE LIBOR USD 3 Month + 3.03%), 5.38%, 05/15/2045 (aa)	5,056
23,245	(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 06/15/2043 (aa)	24,262
15,685	(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 09/15/2042 (aa)	16,685
	QEP Resources, Inc.,
1,072	5.25%, 05/01/2023	1,045
1,995	5.38%, 10/01/2022	1,995
1,010	6.88%, 03/01/2021	1,086
1,660	Qorvo, Inc., 6.75%, 12/01/2023	1,764
1,000	Quad/Graphics, Inc., 7.00%, 05/01/2022	1,025
	Quicken Loans, Inc.,
2,070	5.25%, 01/15/2028 (e)	1,889
4,479	5.75%, 05/01/2025 (e)	4,389
1,115	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	1,023
580	Qwest Corp., 7.25%, 09/15/2025	623
8,672	Rackspace Hosting, Inc., 8.63%, 11/15/2024 (e)	8,791
	Radian Group, Inc.,
1,645	4.50%, 10/01/2024	1,571
588	7.00%, 03/15/2021	629
3,985	Rain CII Carbon LLC, 7.25%, 04/01/2025 (e)	4,105
	Range Resources Corp.,
4,950	4.88%, 05/15/2025	4,582
96	5.00%, 08/15/2022	94
1,851	RBS Global, Inc., 4.88%, 12/15/2025 (e)	1,786
1,271	Revlon Consumer Products Corp., 6.25%, 08/01/2024	763
	Reynolds Group Issuer, Inc.,
1,000	5.13%, 07/15/2023 (e)	1,004
9,425	5.75%, 10/15/2020	9,492
1,646	6.87%, 02/15/2021	1,669
1,745	7.00%, 07/15/2024 (e)	1,817
	RHP Hotel Properties LP,
2,950	5.00%, 04/15/2021	2,969
4,653	5.00%, 04/15/2023	4,682
5,450	Rite Aid Corp., 6.13%, 04/01/2023 (e)	5,552
910	Riverbed Technology, Inc., 8.88%, 03/01/2023 (e)	842
684	Rowan Cos., Inc., 7.38%, 06/15/2025	662

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	89

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
58	RR Donnelley & Sons Co., 7.00%, 02/15/2022	60
	RSP Permian, Inc.,
1,135	5.25%, 01/15/2025	1,172
2,420	6.63%, 10/01/2022	2,522
	Sabre GLBL, Inc.,
2,542	5.25%, 11/15/2023 (e)	2,564
8,087	5.38%, 04/15/2023 (e)	8,166
	Sally Holdings LLC,
75	5.50%, 11/01/2023	75
325	5.63%, 12/01/2025	318
	Sanchez Energy Corp.,
1,942	6.13%, 01/15/2023	1,403
684	7.25%, 02/15/2023 (e)	691
2,352	7.75%, 06/15/2021	2,181
	SBA Communications Corp.,
314	4.00%, 10/01/2022 (e)	299
2,791	4.88%, 07/15/2022	2,798
5,685	4.88%, 09/01/2024	5,465
	Scientific Games International, Inc.,
3,432	5.00%, 10/15/2025 (e)	3,315
3,325	10.00%, 12/01/2022	3,583
	Scotts Miracle-Gro Co. (The),
2,652	5.25%, 12/15/2026	2,592
8,568	6.00%, 10/15/2023	8,963
	Sealed Air Corp.,
1,400	4.88%, 12/01/2022 (e)	1,421
1,750	5.13%, 12/01/2024 (e)	1,776
1,233	5.25%, 04/01/2023 (e)	1,264
	SemGroup Corp.,
1,146	5.63%, 07/15/2022	1,109
2,625	5.63%, 11/15/2023	2,474
1,509	7.25%, 03/15/2026	1,498
4,756	Seminole Hard Rock Entertainment, Inc., 5.88%, 05/15/2021 (e)	4,756
	Sensata Technologies BV,
5,001	4.88%, 10/15/2023 (e)	5,020
470	5.00%, 10/01/2025 (e)	469
2,339	5.63%, 11/01/2024 (e)	2,409
8,376	Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/2026 (e)	8,708
	Service Corp. International,
2,865	5.38%, 01/15/2022	2,917
6,495	5.38%, 05/15/2024	6,647
2,735	7.50%, 04/01/2027	3,118
1,240	8.00%, 11/15/2021	1,395

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Sinclair Television Group, Inc.,
2,835	5.13%, 02/15/2027 (e)	2,629
6,195	5.38%, 04/01/2021	6,257
2,277	5.63%, 08/01/2024 (e)	2,254
3,230	6.13%, 10/01/2022	3,318
	Sirius XM Radio, Inc.,
2,336	4.63%, 05/15/2023 (e)	2,307
3,314	5.00%, 08/01/2027 (e)	3,158
9,460	5.38%, 04/15/2025 (e)	9,413
2,855	5.38%, 07/15/2026 (e)	2,798
9,016	6.00%, 07/15/2024 (e)	9,263
3,595	Six Flags Entertainment Corp., 4.88%, 07/31/2024 (e)	3,505
	SM Energy Co.,
4,738	5.00%, 01/15/2024	4,513
2,535	5.63%, 06/01/2025	2,459
1,248	6.50%, 11/15/2021	1,267
2,915	Solera LLC, 10.50%, 03/01/2024 (e)	3,243
671	Sonic Automotive, Inc., 6.13%, 03/15/2027	644
1,945	Sotera Health Holdings LLC, 6.50%, 05/15/2023 (e)	1,945
2,680	Sotheby’s, 4.88%, 12/15/2025 (e)	2,580
	Southwestern Energy Co.,
1,510	4.10%, 03/15/2022	1,464
5,843	6.45%, 01/23/2025	5,710
1,165	7.50%, 04/01/2026	1,197
1,165	7.75%, 10/01/2027	1,200
	Spectrum Brands, Inc.,
1,935	5.75%, 07/15/2025	1,933
2,159	6.13%, 12/15/2024	2,192
3,202	6.63%, 11/15/2022	3,314
1,075	Speedway Motorsports, Inc., 5.13%, 02/01/2023	1,067
	Springleaf Finance Corp.,
4,267	5.63%, 03/15/2023	4,224
1,830	6.13%, 05/15/2022	1,873
860	6.88%, 03/15/2025	869
2,264	7.75%, 10/01/2021	2,465
16,577	Sprint Capital Corp., 8.75%, 03/15/2032	19,022
	Sprint Communications, Inc.,
5,328	6.00%, 11/15/2022	5,441
3,148	7.00%, 03/01/2020 (e)	3,322
305	11.50%, 11/15/2021	364
	Sprint Corp.,
2,829	7.13%, 06/15/2024	2,913
3,678	7.25%, 09/15/2021	3,899

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
30,586	7.63%, 02/15/2025	32,192
7,540	7.63%, 03/01/2026	7,936
29,621	7.88%, 09/15/2023	31,768
	SPX FLOW, Inc.,
1,370	5.63%, 08/15/2024 (e)	1,387
2,175	5.88%, 08/15/2026 (e)	2,219
	Standard Industries, Inc.,
9,098	4.75%, 01/15/2028 (e)	8,484
610	5.00%, 02/15/2027 (e)	583
2,650	6.00%, 10/15/2025 (e)	2,749
13,120	Staples, Inc., 8.50%, 09/15/2025 (e)	12,267
1,650	State Street Corp., Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 09/15/2020 (x) (y) (aa)	1,695
2,600	Station Casinos LLC, 5.00%, 10/01/2025 (e)	2,490
	Steel Dynamics, Inc.,
2,560	4.13%, 09/15/2025	2,443
1,085	5.00%, 12/15/2026	1,074
625	5.25%, 04/15/2023	635
650	5.50%, 10/01/2024	668
195	Stone Energy Corp., 7.50%, 05/31/2022	199
	Summit Materials LLC,
880	5.13%, 06/01/2025 (e)	853
5,180	6.13%, 07/15/2023	5,271
	Summit Midstream Holdings LLC,
1,559	5.50%, 08/15/2022	1,512
4,125	5.75%, 04/15/2025	3,935
	Sunoco LP,
2,130	4.88%, 01/15/2023 (e)	2,097
1,966	5.50%, 02/15/2026 (e)	1,897
423	5.88%, 03/15/2028 (e)	411
	SunTrust Banks, Inc.,
8,540	(ICE LIBOR USD 3 Month + 3.86%), 5.63%, 12/15/2019 (x) (y) (aa)	8,725
8,680	Series G, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 06/15/2022 (x) (y) (aa)	8,561
10,625	Series H, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (x) (y) (aa)	10,173
	SUPERVALU, Inc.,
5,257	6.75%, 06/01/2021	5,257
9,575	7.75%, 11/15/2022	9,539
2,330	Symantec Corp., 5.00%, 04/15/2025 (e)	2,339
3,456	Talen Energy Supply LLC, 6.50%, 06/01/2025	2,523

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Tallgrass Energy Partners LP,
2,150	5.50%, 09/15/2024 (e)	2,182
3,810	5.50%, 01/15/2028 (e)	3,801
	Targa Resources Partners LP,
2,483	4.25%, 11/15/2023	2,346
2,955	5.00%, 01/15/2028 (e)	2,733
4,484	5.13%, 02/01/2025	4,350
3,123	5.88%, 04/15/2026 (e)	3,107
7,570	6.75%, 03/15/2024	7,911
5,536	Team Health Holdings, Inc., 6.38%, 02/01/2025 (e)	4,816
	TEGNA, Inc.,
1,415	4.88%, 09/15/2021 (e)	1,433
2,210	5.50%, 09/15/2024 (e)	2,248
5,470	6.38%, 10/15/2023	5,648
	Teleflex, Inc.,
368	4.88%, 06/01/2026	363
875	5.25%, 06/15/2024	888
	Tempur Sealy International, Inc.,
9,282	5.50%, 06/15/2026	8,795
3,421	5.63%, 10/15/2023	3,438
	Tenet Healthcare Corp.,
2,284	4.38%, 10/01/2021	2,250
8,381	4.50%, 04/01/2021	8,308
5,013	4.63%, 07/15/2024 (e)	4,850
1,220	4.75%, 06/01/2020	1,226
4,486	5.13%, 05/01/2025 (e)	4,374
995	5.50%, 03/01/2019	1,009
1,329	6.00%, 10/01/2020	1,376
1,070	6.75%, 02/01/2020	1,102
12,239	6.75%, 06/15/2023	12,032
1,085	7.00%, 08/01/2025 (e)	1,066
4,545	7.50%, 01/01/2022 (e)	4,789
12,520	8.13%, 04/01/2022	13,036
1,723	Tennant Co., 5.63%, 05/01/2025	1,756
3,205	Tenneco, Inc., 5.00%, 07/15/2026	2,997
5,968	Terex Corp., 5.63%, 02/01/2025 (e)	5,938
1,712	Terraform Global Operating LLC, 6.13%, 03/01/2026 (e)	1,733
	TerraForm Power Operating LLC,
1,869	4.25%, 01/31/2023 (e)	1,785
2,354	5.00%, 01/31/2028 (e)	2,204
945	SUB, 6.63%, 06/15/2025 (e)	1,009
2,523	Tesla, Inc., 5.30%, 08/15/2025 (e)	2,233
29,250	Texas Competitive Electric Holdings Co. LLC, 8.50%, 05/01/2020 (d) (bb)	293

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	91

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	T-Mobile USA, Inc.,
1,188	4.50%, 02/01/2026	1,144
1,188	4.75%, 02/01/2028	1,143
1,704	5.13%, 04/15/2025	1,717
1,598	6.00%, 03/01/2023	1,656
5,377	6.38%, 03/01/2025	5,646
2,440	6.50%, 01/15/2024	2,556
17,335	6.50%, 01/15/2026	18,418
	Toll Brothers Finance Corp.,
1,820	4.35%, 02/15/2028	1,684
345	4.88%, 11/15/2025	342
935	5.63%, 01/15/2024	983
	TransDigm, Inc.,
2,325	6.00%, 07/15/2022	2,357
1,134	6.38%, 06/15/2026	1,140
3,677	6.50%, 07/15/2024	3,739
3,785	6.50%, 05/15/2025	3,851
1,007	TransMontaigne Partners LP, 6.13%, 02/15/2026	1,002
2,153	Transocean Proteus Ltd., 6.25%, 12/01/2024 (e)	2,212
	Transocean, Inc.,
358	5.80%, 10/15/2022	351
4,802	6.80%, 03/15/2038	4,034
4,784	7.50%, 01/15/2026 (e)	4,832
1,767	7.50%, 04/15/2031	1,634
3,668	9.00%, 07/15/2023 (e)	3,957
2,077	9.35%, 12/15/2041	2,077
1,735	Travelport Corporate Finance plc, 6.00%, 03/15/2026 (e)	1,774
3,815	TreeHouse Foods, Inc., 6.00%, 02/15/2024 (e)	3,796
3,320	TriMas Corp., 4.88%, 10/15/2025 (e)	3,196
3,594	Trinseo Materials Operating SCA, 5.38%, 09/01/2025 (e)	3,540
	Triumph Group, Inc.,
3,425	4.88%, 04/01/2021	3,323
1,686	5.25%, 06/01/2022	1,631
1,965	7.75%, 08/15/2025	2,014
869	Tronox Finance plc, 5.75%, 10/01/2025 (e)	845
1,650	Tronox, Inc., 6.50%, 04/15/2026 (e)	1,642
4,198	Tutor Perini Corp., 6.88%, 05/01/2025 (e)	4,302
	Ultra Resources, Inc.,
8,395	6.88%, 04/15/2022 (e)	6,170
2,660	7.13%, 04/15/2025 (e)	1,774

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,327	Unit Corp., 6.63%, 05/15/2021	3,327
	United Continental Holdings, Inc.,
1,680	4.25%, 10/01/2022	1,636
3,281	5.00%, 02/01/2024	3,257
	United Rentals North America, Inc.,
1,920	4.63%, 10/15/2025	1,862
7,133	4.88%, 01/15/2028	6,759
3,281	5.50%, 07/15/2025	3,355
7,425	5.50%, 05/15/2027	7,407
6,320	5.75%, 11/15/2024	6,541
1,845	5.88%, 09/15/2026	1,923
1,545	United States Cellular Corp., 6.70%, 12/15/2033	1,626
	United States Steel Corp.,
2,663	6.25%, 03/15/2026	2,643
423	6.88%, 08/15/2025	432
	Uniti Group LP,
3,990	6.00%, 04/15/2023 (e)	3,891
1,210	7.13%, 12/15/2024 (e)	1,116
5,500	8.25%, 10/15/2023	5,266
1,103	Univar USA, Inc., 6.75%, 07/15/2023 (e)	1,136
	Univision Communications, Inc.,
2,000	5.13%, 05/15/2023 (e)	1,900
1,758	5.13%, 02/15/2025 (e)	1,623
433	6.75%, 09/15/2022 (e)	444
2,500	US Concrete, Inc., 6.38%, 06/01/2024	2,588
745	USA Compression Partners LP, 6.88%, 04/01/2026 (e)	760
520	USG Corp., 4.88%, 06/01/2027 (e)	520
952	USIS Merger Sub, Inc., 6.88%, 05/01/2025 (e)	959
	Valeant Pharmaceuticals International,
7,342	6.75%, 08/15/2021 (e)	7,388
8,149	7.25%, 07/15/2022 (e)	8,219
	Valeant Pharmaceuticals International, Inc.,
383	5.50%, 03/01/2023 (e)	346
5,705	5.50%, 11/01/2025 (e)	5,676
37,477	5.88%, 05/15/2023 (e)	34,268
5,523	6.13%, 04/15/2025 (e)	4,982
1,266	6.50%, 03/15/2022 (e)	1,314
5,817	7.00%, 03/15/2024 (e)	6,135
10,268	7.50%, 07/15/2021 (e)	10,435
6,782	9.00%, 12/15/2025 (e)	6,867
2,656	9.25%, 04/01/2026 (e)	2,709
608	Valvoline, Inc., 4.38%, 08/15/2025	584

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
2,370	Vantiv LLC, 4.38%, 11/15/2025 (e)	2,263
3,090	Venator Finance SARL, 5.75%, 07/15/2025 (e)	3,075
1,525	Versum Materials, Inc., 5.50%, 09/30/2024 (e)	1,559
8,436	Vertiv Group Corp., 9.25%, 10/15/2024 (e)	8,520
	Viacom, Inc.,
834	4.38%, 03/15/2043	737
6,822	(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/2057 (aa)	6,890
5,555	(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/2057 (aa)	5,633
835	ViaSat, Inc., 5.63%, 09/15/2025 (e)	797
6,153	VICI Properties 1 LLC, 8.00%, 10/15/2023	6,846
7,330	Vista Outdoor, Inc., 5.88%, 10/01/2023	6,835
	Vistra Energy Corp.,
6,393	5.88%, 06/01/2023	6,545
1,300	7.38%, 11/01/2022	1,370
3,515	7.63%, 11/01/2024	3,778
3,650	8.00%, 01/15/2025 (e)	3,956
1,717	8.13%, 01/30/2026 (e)	1,884
1,847	VOC Escrow Ltd., 5.00%, 02/15/2028 (e)	1,787
13,110	Voya Financial, Inc., (ICE LIBOR USD 3 Month + 3.58%), 5.65%, 05/15/2053 (aa)	13,359
3,130	Wabash National Corp., 5.50%, 10/01/2025 (e)	3,052
12	Weatherford International LLC, 6.80%, 06/15/2037	9
	Weatherford International Ltd.,
1,144	4.50%, 04/15/2022	1,012
2,242	5.95%, 04/15/2042	1,626
2,292	6.50%, 08/01/2036	1,742
537	6.75%, 09/15/2040	411
1,110	7.00%, 03/15/2038	871
152	7.75%, 06/15/2021	150
1,355	9.88%, 02/15/2024	1,311
2,435	Welbilt, Inc., 9.50%, 02/15/2024	2,703
2,495	WellCare Health Plans, Inc., 5.25%, 04/01/2025	2,508
	Wells Fargo & Co.,
12,655	Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 06/15/2024 (x) (y) (aa)	12,876
15,275	Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.88%, 06/15/2025 (x) (y) (aa)	15,810

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
398	West Street Merger Sub, Inc., 6.38%, 09/01/2025 (e)	391
7,544	Western Digital Corp., 4.75%, 02/15/2026	7,436
	Whiting Petroleum Corp.,
4,312	5.75%, 03/15/2021	4,414
3,699	6.25%, 04/01/2023	3,805
2,422	6.63%, 01/15/2026 (e)	2,483
4,385	WildHorse Resource Development Corp., 6.88%, 02/01/2025 (e)	4,451
	Williams Cos., Inc. (The),
2,210	3.70%, 01/15/2023	2,137
50	4.55%, 06/24/2024	50
1,790	5.75%, 06/24/2044	1,866
1,144	7.75%, 06/15/2031	1,390
162	Series A, 7.50%, 01/15/2031	196
	Windstream Services LLC,
1,058	6.38%, 08/01/2023 (e)	603
23,615	8.75%, 12/15/2024 (e)	14,110
	WMG Acquisition Corp.,
930	4.88%, 11/01/2024 (e)	912
2,420	5.00%, 08/01/2023 (e)	2,420
1,418	5.50%, 04/15/2026 (e)	1,425
3,823	5.63%, 04/15/2022 (e)	3,909
	WPX Energy, Inc.,
2,524	6.00%, 01/15/2022	2,631
1,259	8.25%, 08/01/2023	1,429
665	Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/2026 (e)	672
	Wyndham Worldwide Corp.,
532	4.15%, 04/01/2024	528
710	4.50%, 04/01/2027	702
319	5.10%, 10/01/2025	330
9,290	Wynn Las Vegas LLC, 5.50%, 03/01/2025 (e)	9,247
	XPO Logistics, Inc.,
2,130	6.13%, 09/01/2023 (e)	2,204
7,905	6.50%, 06/15/2022 (e)	8,162
	Zayo Group LLC,
2,925	5.75%, 01/15/2027 (e)	2,903
6,695	6.00%, 04/01/2023	6,887
5,438	6.38%, 05/15/2025	5,630

		3,501,018

	Total Corporate Bonds (Cost $4,520,009)	4,505,891

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	93

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — 4.5%
	Angola — 0.1%
	Republic of Angola,
3,075	Reg. S, 7.00%, 08/17/2019	3,130
4,400	Reg. S, 9.50%, 11/12/2025	4,945

		8,075

	Argentina — 0.3%
	Provincia de Buenos Aires,
4,500	7.88%, 06/15/2027 (e)	4,545
4,910	Reg. S, 9.95%, 06/09/2021	5,426
2,359	Reg. S, 10.88%, 01/26/2021	2,571
4,150	Provincia de Cordoba, Reg. S, 7.45%, 09/01/2024	4,274
1,000	Provincia de Mendoza Argentina, Reg. S, 8.38%, 05/19/2024	1,050
	Republic of Argentina,
6,740	4.63%, 01/11/2023	6,447
3,300	6.88%, 04/22/2021	3,458
2,960	6.88%, 01/11/2048	2,627
2,847	7.13%, 06/28/2117 (e)	2,522
2,890	7.50%, 04/22/2026	3,017
3,365	8.28%, 12/31/2033	3,584
2,450	Reg. S 7.13%, 06/28/2117	2,171

		41,692

	Armenia — 0.0% (g)
	Republic of Armenia,
430	Reg. S, 6.00%, 09/30/2020	438
1,600	Reg. S, 7.15%, 03/26/2025	1,710

		2,148

	Aruba — 0.0% (g)
1,620	Government of Aruba, 4.63%, 09/14/2023 (e)	1,674

	Azerbaijan — 0.0% (g)
4,800	Republic of Azerbaijan, Reg. S, 3.50%, 09/01/2032	3,948

	Bahrain — 0.1%
	Kingdom of Bahrain,
850	6.13%, 08/01/2023 (e)	847
4,750	Reg. S, 6.13%, 08/01/2023	4,732
4,300	Reg. S, 7.00%, 10/12/2028	4,101

		9,680

	Belarus — 0.1%
	Republic of Belarus,
2,150	6.20%, 02/28/2030 (e)	2,072
4,910	6.88%, 02/28/2023 (e)	5,137

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Belarus — continued
2,521	7.63%, 06/29/2027 (e)	2,710
2,950	Reg. S, 7.63%, 06/29/2027	3,171

		13,090

	Brazil — 0.1%
	Federative Republic of Brazil,
2,490	4.25%, 01/07/2025	2,455
1,580	4.88%, 01/22/2021	1,631
3,930	6.00%, 04/07/2026	4,241
4,305	8.25%, 01/20/2034	5,334

		13,661

	Cameroon — 0.0% (g)
600	Republic of Cameroon, Reg. S, 9.50%, 11/19/2025	689

	Colombia — 0.1%
	Republic of Colombia,
7,620	3.88%, 04/25/2027	7,363
2,450	4.00%, 02/26/2024	2,447
2,150	6.13%, 01/18/2041	2,424
2,400	7.38%, 09/18/2037	3,036

		15,270

	Costa Rica — 0.1%
2,920	Instituto Costarricense de Electricidad, Reg. S, 6.95%, 11/10/2021	3,099
	Republic of Costa Rica,
2,700	Reg. S, 4.25%, 01/26/2023	2,579
3,150	Reg. S, 4.38%, 04/30/2025	2,933
3,800	Reg. S, 7.16%, 03/12/2045	3,843
1,930	Reg. S, 10.00%, 08/01/2020	2,142

		14,596

	Croatia — 0.1%
	Republic of Croatia,
1,150	Reg. S, 5.50%, 04/04/2023	1,219
3,410	Reg. S, 6.00%, 01/26/2024	3,713
1,700	Reg. S, 6.63%, 07/14/2020	1,810
1,590	Reg. S, 6.75%, 11/05/2019	1,668

		8,410

	Dominican Republic — 0.2%
	Government of Dominican Republic,
890	6.88%, 01/29/2026 (e)	961
905	7.45%, 04/30/2044 (e)	991
2,200	Reg. S, 5.50%, 01/27/2025	2,208
4,600	Reg. S 6.88%, 01/29/2026	4,968

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Dominican Republic — continued
4,620	Reg. S, 7.45%, 04/30/2044	5,059
5,360	Reg. S, 7.50%, 05/06/2021	5,662

		19,849

	Ecuador — 0.1%
	Republic of Ecuador,
5,330	8.75%, 06/02/2023 (e)	5,210
6,450	Reg. S, 10.50%, 03/24/2020	6,627
4,950	Reg. S, 10.75%, 03/28/2022	5,198
		17,035
	Egypt — 0.2%
	Republic of Egypt,
1,610	6.13%, 01/31/2022 (e)	1652
4,050	Reg. S, 5.88%, 06/11/2025	3,969
3,800	Reg. S, 6.13%, 01/31/2022 (e)	3,900
3,900	Reg. S, 7.50%, 01/31/2027	4,110
5,294	Reg. S, 8.50%, 01/31/2047	5,664

		19,295

	El Salvador — 0.2%
	Republic of El Salvador,
2,750	Reg. S, 5.88%, 01/30/2025	2,691
2,100	Reg. S, 6.38%, 01/18/2027	2,074
6,600	Reg. S, 7.38%, 12/01/2019	6,831
3,730	Reg. S, 7.63%, 02/01/2041	3,879
650	Reg. S, 7.65%, 06/15/2035	677
4,810	Reg. S, 7.75%, 01/24/2023	5,171

		21,323

	Ethiopia — 0.0% (g)
4,707	Republic of Ethiopia, Reg. S, 6.63%, 12/11/2024	4,748

	Gabon — 0.1%
	Republic of Gabonese,
5,060	Reg. S, 6.38%, 12/12/2024	4,921
2,600	Reg. S, 6.95%, 06/16/2025	2,584

		7,505

	Ghana — 0.1%
	Republic of Ghana,
2,100	Reg. S, 7.88%, 08/07/2023	2,276
4,055	Reg. S, 10.75%, 10/14/2030	5,236

		7,512

	Honduras — 0.0% (g)
	Republic of Honduras,
2,050	Reg. S, 7.50%, 03/15/2024	2,222

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Honduras — continued
2,730	Reg. S, 8.75%, 12/16/2020	2,979

		5,201

	Hungary — 0.1%
	Republic of Hungary,
4,150	5.38%, 02/21/2023	4,441
1,200	5.38%, 03/25/2024	1,288
2,634	5.75%, 11/22/2023	2,871
1,122	7.63%, 03/29/2041	1,578

		10,178

	Indonesia — 0.1%
	Republic of Indonesia,
2,700	Reg. S, 4.13%, 01/15/2025	2,687
3,000	Reg. S, 4.35%, 01/08/2027	3,000
650	Reg. S, 6.75%, 01/15/2044	804

		6,491

	Iraq — 0.1%
	Republic of Iraq,
4,605	Reg. S, 5.80%, 01/15/2028	4,329
2,350	Reg. S, 6.75%, 03/09/2023	2,341

		6,670

	Ivory Coast — 0.0% (g)
	Republic of Cote d’Ivoire,
400	Reg. S, 6.38%, 03/03/2028	402
5,906	Reg. S, SUB, 5.75%, 12/31/2032	5,655

		6,057

	Jamaica — 0.0% (g)
	Government of Jamaica,
420	7.88%, 07/28/2045	489
4,743	8.00%, 03/15/2039	5,550

		6,039

	Jordan — 0.1%
	Kingdom of Jordan,
2,450	Reg. S, 5.75%, 01/31/2027	2,321
5,120	Reg. S, 6.13%, 01/29/2026	5,005
		7,326
	Kenya — 0.1%
	Republic of Kenya,
270	7.25%, 02/28/2028 (e)	278
360	8.25%, 02/28/2048 (e)	371
1,800	Reg. S, 5.88%, 06/24/2019	1,824
6,720	Reg. S, 6.88%, 06/24/2024	6,947

		9,420

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	95

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Lebanon — 0.3%
	Republic of Lebanon,
3,350	6.25%, 05/27/2022	3,206
6,000	6.38%, 03/09/2020	5,985
2,970	Reg. S, 5.15%, 06/12/2018	2,964
1,500	Reg. S, 5.15%, 11/12/2018	1,496
8,112	Reg. S, 5.45%, 11/28/2019	7,980
4,180	Reg. S, 6.00%, 05/20/2019	4,170
1,095	Reg. S, 6.60%, 11/27/2026	987
1,086	Reg. S, 6.65%, 02/26/2030	943
10,980	Reg. S, 8.25%, 04/12/2021	11,213

		38,944

	Mexico — 0.0% (g)
	United Mexican States,
2,550	4.60%, 01/23/2046	2,330
2,800	5.55%, 01/21/2045	2,937

		5,267

	Mongolia — 0.1%
	Mongolia Government Bond,
3,020	5.63%, 05/01/2023 (e)	2,933
2,200	Reg. S, 10.88%, 04/06/2021	2,511
903	Reg. S, 5.13%, 12/05/2022	868
1,634	Reg. S, 8.75%, 03/09/2024	1,810

		8,122

	Morocco — 0.0% (g)
	Kingdom of Morocco,
3,000	Reg. S, 4.25%, 12/11/2022	3,007
1,360	Reg. S, 5.50%, 12/11/2042	1,413
		4,420
	Nigeria — 0.1%
	Republic of Nigeria,
1,990	6.50%, 11/28/2027 (e)	2,005
1,350	7.63%, 11/28/2047 (e)	1,358
1,320	7.70%, 02/23/2038 (e)	1,357
3,150	Reg. S, 6.38%, 07/12/2023	3,272
4,500	Reg. S, 6.75%, 01/28/2021	4,725
1,200	Reg. S, 7.88%, 02/16/2032	1,289

		14,006

	Oman — 0.2%
	Oman Government Bond,
3,000	5.63%, 01/17/2028 (e)	2,865
4,750	6.75%, 01/17/2048 (e)	4,477
4,500	Reg. S, 4.13%, 01/17/2023	4,281
3,150	Reg. S, 4.75%, 06/15/2026	2,937

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oman — continued
3,850	Reg. S, 5.38%, 03/08/2027	3,667
5,220	Reg. S, 6.50%, 03/08/2047	4,842

		23,069

	Pakistan — 0.1%
	Republic of Pakistan,
1,150	Reg. S, 6.75%, 12/03/2019	1,171
5,450	Reg. S, 7.25%, 04/15/2019	5,555
2,120	Reg. S, 8.25%, 04/15/2024	2,204

		8,930

	Panama — 0.1%
	Republic of Panama,
1,400	3.75%, 03/16/2025	1,387
2,150	4.30%, 04/29/2053	2,013
3,700	4.50%, 05/15/2047	3,626
1,910	6.70%, 01/26/2036	2,359
680	8.88%, 09/30/2027	925

		10,310

	Paraguay — 0.0% (g)
1,580	Republic of Paraguay,
	Reg. S, 6.10%, 08/11/2044	1,667
3,700	Republic of Uruguay,
	Reg. S, 4.70%, 03/27/2027	3,663

		5,330

	Peru — 0.1%
	Republic of Peru,
3,000	5.63%, 11/18/2050	3,506
1,570	7.35%, 07/21/2025	1,927
PEN 9,250	Reg. S, 6.35%, 08/12/2028	3,092

		8,525

	Philippines — 0.0% (g)
	Republic of the Philippines,
1,860	10.63%, 03/16/2025	2,650

	Qatar — 0.0% (g)
	State of Qatar,
1,120	3.88%, 04/23/2023 (e)	1,115
1,860	5.10%, 04/23/2048 (e)	1,844

		2,959

	Romania — 0.0% (g)
2,780	Republic of Romania,
	Reg. S, 6.13%, 01/22/2044	3,225

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Russia — 0.1%
	Russian Federation,
1,400	Reg. S, 4.50%, 04/04/2022	1,421
6,000	Reg. S, 5.88%, 09/16/2043	6,495
2,490	Reg. S, 12.75%, 06/24/2028	4,018

		11,934

	Senegal — 0.0% (g)
1,160	Republic of Senegal, 6.75%, 03/13/2048 (e)	1,096

	Serbia — 0.1%
	Republic of Serbia,
2,950	Reg. S, 4.88%, 02/25/2020	3,002
2,170	Reg. S, 5.88%, 12/03/2018	2,199
6,140	Reg. S, 7.25%, 09/28/2021	6,777

		11,978

	Slovenia — 0.0% (g)
2,241	Republic of Slovenia, 5.25%, 02/18/2024 (e)	2,462

	South Africa — 0.2%
	Republic of South Africa,
7,510	4.88%, 04/14/2026	7,369
3,950	5.88%, 05/30/2022	4,207
5,444	5.88%, 09/16/2025	5,703
6,200	6.25%, 03/08/2041	6,448

		23,727

	Sri Lanka — 0.1%
	Republic of Sri Lanka,
6,300	Reg. S, 5.88%, 07/25/2022	6,347
4,240	Reg. S, 6.25%, 10/04/2020	4,372
4,000	Reg. S, 6.25%, 07/27/2021	4,115

		14,834

	Tajikistan — 0.0% (g)
1,450	Republic of Tajikistan International Bond, Reg. S, 7.13%, 09/14/2027	1,341

	Turkey — 0.2%
	Republic of Turkey,
1,500	5.13%, 03/25/2022	1,515
1,600	5.75%, 03/22/2024	1,622
5,950	6.00%, 03/25/2027	5,980
6,370	6.00%, 01/14/2041	5,853
3,300	6.25%, 09/26/2022	3,465
4,200	6.63%, 02/17/2045	4,100
8,240	7.38%, 02/05/2025	9,043

		31,578

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ukraine — 0.2%
	Republic of Ukraine,
5,300	Reg. S, 7.75%, 09/01/2020	5,506
6,860	Reg. S, 7.75%, 09/01/2021	7,083
7,040	Reg. S, 7.75%, 09/01/2022	7,181
3,610	Reg. S, 7.75%, 09/01/2023	3,639
4,600	Reg. S, 7.75%, 09/01/2024	4,586
1,445	Ukreximbank Via Biz Finance plc, Reg. S, 9.63%, 04/27/2022	1,494

		29,489

	Uruguay — 0.1%
	Republic of Uruguay,
2,570	4.38%, 10/27/2027	2,583
1,850	4.98%, 04/20/2055	1,762
5,530	5.10%, 06/18/2050	5,433
1,680	7.63%, 03/21/2036	2,178

		11,956

	Zambia — 0.1%
	Republic of Zambia,
1,500	Reg. S, 5.38%, 09/20/2022	1,376
1,550	Reg. S, 8.50%, 04/14/2024	1,564
5,170	Reg. S, 8.97%, 07/30/2027	5,183

		8,123

	Total Foreign Government Securities (Cost $584,382)	571,857

Loan Assignments — 0.6% (cc)
	Canada — 0.0% (g)
962	Concordia Healthcare Corp., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 6.15%, 10/21/2021 (aa)	870
633	MacDonald, Dettwiler and Associates Ltd., Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.66%, 10/04/2024 (aa)	634
460	MEG Energy Corp., 1st Lien Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 5.81%, 12/31/2023 (aa)	462

		1,966

	United States — 0.6%
1,636	Avaya, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 6.65%, 12/15/2024 (aa)	1,653
10,270	California Resources Corp., 1st Lien Second Out Term Loan, (ICE LIBOR USD 1 Month + 10.38%), 12.27%, 12/31/2021 (aa)	11,529

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	97

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
6,826	California Resources Corp., Senior Secured First Out, (ICE LIBOR USD 1 Month + 4.75%), 6.65%, 12/31/2022 (aa) ^	6,964
8,610	Chesapeake Energy Corp., 1st Lien Last Out, (ICE LIBOR USD 3 Month + 7.50%), 9.44%, 08/23/2021 (aa) ^	9,105
1,421	Cincinnati Bell, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 5.57%, 10/02/2024 (aa)	1,436
1,464	Consolidated Communications, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.91%, 10/05/2023 (aa)	1,454
1,453	Cortes NP Acquisition Corporation, Term B Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.89%, 11/30/2023 (aa)	1,450
176	FGI Operating Co. LLC, DIP term Loan, (ICE LIBOR USD 3 Month + 6.75%), 8.00%, 06/28/2018 (aa) (bb) ^	176
792	FGI Operating Co. LLC, Term B Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.90%, 04/19/2019 (aa)	184
2,062	First Data Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 4.15%, 04/26/2024 (aa)	2,069
899	Genesys Telecom Holdings, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.50%), 5.80%, 12/01/2023 (aa)	904
1,048	Golden Nugget, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.65%, 10/04/2023 (aa)	1,057
5,407	iHeartCommunications, Inc., Term Loan D, (ICE LIBOR USD 3 Month + 6.75%), 9.05%, 01/30/2019 (aa)	4,297
1,873	iHeartCommunications, Inc., Tranche E Term Loan, (ICE LIBOR USD 3 Month + 7.50%), 9.80%, 07/30/2019 (aa)	1,485
372	Infor US, Inc., Tranche B-6 Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.65%, 02/01/2022 (aa)	374
875	JC Penney Corp., Term Loan B, (ICE LIBOR USD 3 Month + 4.25%), 6.23%, 06/23/2023 (aa) ^	851
4,134	Moran Foods LLC, Term Loan B, (ICE LIBOR USD 1 Month + 6.00%), 7.90%, 12/05/2023 (aa)	3,574
572	MTL Publishing LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 4.14%, 08/20/2023 (aa)	574

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
630	ON Semiconductor Corp., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.90%, 03/31/2023 (aa)	633
901	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.65%, 03/11/2022 (aa)	905
1,099	PetSmart, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.89%, 03/11/2022 (aa)	862
1,289	Quest Software Us Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 5.50%), 7.86%, 10/31/2022 (aa)	1,295
1,578	Revlon Consumer Products Corp., Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 5.40%, 09/07/2023 (aa)	1,214
2,375	Securus Technologies Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 6.40%, 11/01/2024 (aa)	2,405
511	Securus Technologies Holdings, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 8.25%), 10.15%, 11/01/2025 (aa)	516
1,000	Steinway Musical Instruments, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.75%), 5.54%, 02/14/2025 (aa) ^	1,005
677	Supervalu, Inc., Delayed Draw Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.40%, 06/08/2024 (aa)	677
1,128	Supervalu, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 5.40%, 06/08/2024 (aa)	1,128
2,653	Syniverse Holdings Inc., Ist Lien, (ICE LIBOR USD 1 Month + 5.00%), 6.90%, 03/09/2023 (aa)	2,680
838	The Go Daddy Group, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 4.15%, 02/15/2024 (aa)	841
6,650	Titan Acquisition Ltd., 1st Lien Term Loan B, (ICE LIBOR USD 2 Month + 3.00%), 5.06%, 03/28/2025 (aa) ^	6,655
240	Tribune Media Co., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.90%, 12/27/2020 (aa)	240
5,194	Ultra Resources, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.90%, 04/12/2024 (aa)	4,856
754	Vertis, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 8.75%), 12.00%, 03/21/2018 (d) (aa) (bb)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
2,108	Viskase Cos., Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 5.55%, 01/30/2021 (aa)	2,071

		77,119

	Total Loan Assignments (Cost $81,575)	79,085

Mortgage-Backed Securities — 4.2%
	FHLMC Gold Pools, 30 Year, Single Family,
3,127	3.00%, 04/01/2047	3,016
127,671	3.50%, 08/01/2046 - 03/01/2048	127,072
17,423	4.00%, 08/01/2046 - 08/01/2047	17,864
	FNMA, 20 Year, Single Family,
25,015	3.50%, 02/01/2038 - 04/01/2038	25,187
5,424	4.00%, 11/01/2037	5,600
	FNMA, 30 Year, Single Family,
116,344	3.00%, 07/01/2046 - 03/01/2047	112,316
214,865	3.50%, 04/01/2047 - 03/01/2048	214,228
16,382	4.00%, 12/01/2044 - 01/01/2048	16,785
	FNMA, Other,
2,730	2.87%, 02/01/2032	2,540
4,820	3.06%, 08/01/2032	4,542
6,650	3.08%, 12/01/2029	6,373
4,010	3.24%, 01/01/2033	3,823

	Total Mortgage-Backed Securities (Cost $543,226)	539,346

SHARES
Preferred Stocks — 0.7%
	Bermuda — 0.0% (g)
3	XLIT Ltd., Series D, (ICE LIBOR USD 3 Month + 3.12%), 5.47%, 06/01/2018 ($1,000 par value) (aa) @	3,358

	United States — 0.7%
508	BB&T Corp., Series F, 5.20%, 08/01/2018 ($25 par value) @	12,762
52	BB&T Corp., Series G, 5.20%, 06/01/2018 ($25 par value) @	1,298
156	Capital One Financial Corp., Series D, 6.70%, 12/01/2019 ($25 par value) @	4,108
213	Dominion Energy, Inc., Series A, 5.25%, 07/30/2076 ($25 par value)	5,184
12	GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 7.62%, 02/15/2040 ($25 par value) (aa)	319

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
260		Goldman Sachs Group, Inc. (The), Series J, (ICE LIBOR USD 3 Month + 3.64%), 5.50%, 05/10/2023 ($25 par value) (aa) @	6,669
64		Goodman Private Preferred Shares (bb)	212
310		Morgan Stanley, Series I, (ICE LIBOR USD 3 Month + 3.71%), 6.38%, 10/15/2024 ($25 par value) (aa) @	8,289
508		Morgan Stanley, Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 04/15/2027 ($25 par value) (aa) @	13,025
139		SCE Trust II, 5.10%, 06/01/2018 ($25 par value) @	3,223
281		Southern Co. (The), 5.25%, 10/01/2076 ($25 par value)	6,837
301		State Street Corp., Series D, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 03/15/2024 ($25 par value) (aa) @	7,949
315		State Street Corp., Series E, 6.00%, 12/15/2019 ($25 par value) @	8,206
128		State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 03/15/2026 ($25 par value) (aa) @	3,284
269		Wells Fargo & Co., Series Y, 5.63%, 06/15/2022 ($25 par value) @	6,666

			88,031

		Total Preferred Stocks (Cost $87,721)	91,389

PRINCIPAL AMOUNT
Supranational — 0.0% (g)
1,750		African Export-Import Bank (The), Reg. S, 4.13%, 06/20/2024 (Cost $1,706)	1,687

NUMBER OF RIGHTS
Rights — 0.0% (g)
		United States — 0.0%
483		Vistra Energy Corp., expiring 12/31/2049 (a) (bb) (Cost $—)	322

NUMBER OF WARRANTS
Warrants — 0.0% (g)
		United States — 0.0% (g)
—	(h)	Jack Cooper Enterprises, Inc., expiring 10/29/2027 (Strike Price $1.00) (a) (bb)	—
1		Nebraska Book Co., Inc., expiring 06/29/2019 (Strike Price $1.00) (a) (bb)	—

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	99

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

NUMBER of WARRANTS		SECURITY DESCRIPTION	VALUE
Warrants — continued
		United States — continued
—	(h)	Nebraska Book Holdings, Inc., expiring 06/29/2019 (Strike Price $1.00) (a) (bb)	—
		Sabine Oil & Gas Holdings, Inc.,
—	(h)	expiring 04/13/2026 (a)	1
1		expiring 04/13/2026 (Strike Price $1.00) (a)	9

		Total Warrants (Cost $9)	10

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.2%
19,578		U.S. Treasury Notes, 1.13%, 01/31/2019 (k) (Cost $19,471)	19,422

Short-Term Investments — 2.3%
		Time Deposit — 0.1%
12,700		Credit Agricole Corporate and Investment Bank, 1.65%, 05/01/2018 (n) (Cost $12,700)	12,700

SHARES
		Investment Companies — 2.2%
250,188		JPMorgan U.S. Government Money Market Fund, IM Class Shares, 1.63% (b) (l)	250,188
31,596		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l)	31,596

		Total Investment Companies (Cost $281,784)	281,784

		Total Short-Term Investments (Cost $294,484)	294,484

		Total Investments — 98.9% (Cost $11,922,250)	12,644,100
		Other Assets in Excess of Liabilities — 1.1%	138,351

		NET ASSETS — 100.0%	$12,782,451

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.9%
Oil, Gas & Consumable Fuels	8.4
Equity Real Estate Investment Trusts (REITs)	6.4
Foreign Government Securities	4.5
Insurance	4.4
Mortgage-Backed Securities	4.3
Asset-Backed Securities	4.2
Pharmaceuticals	3.9
Collateralized Mortgage Obligations	3.6
Diversified Telecommunication Services	3.6
Media	3.2
Capital Markets	3.2
Wireless Telecommunication Services	2.3
Semiconductors & Semiconductor Equipment	2.2
Health Care Providers & Services	2.0
Electric Utilities	1.8
Metals & Mining	1.7
Hotels, Restaurants & Leisure	1.5
IT Services	1.5
Chemicals	1.4
Auto Components	1.3
Tobacco	1.2
Beverages	1.1
Food & Staples Retailing	1.0
Software	1.0
Others (each less than 1.0%)	19.1
Short-Term Investments	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN FUNDS	APRIL 30, 2018

Futures contracts outstanding as of April 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	131	06/2018	EUR	5,480	318
FTSE 100 Index	55	06/2018	GBP	5,639	376

					694

Short Contracts
Foreign Exchange GBP/USD	(4,847)	06/2018	USD	(417,327)	4,329

					4,329

					5,023

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	101

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
CSMC	— Credit Suisse Mortgage Trust
CVA	— Dutch Certification
CZK	— Czech Republic Koruna
DIP	— Debtor-in-possession
DKK	— Danish Krone
EAFE	— Europe, Australasia and Far East
EGP	— Egyptian Pound
ETF	— Exchange Traded Fund
EUR	— Euro
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
GNMA	— Government National Mortgage Association
HKD	— Hong Kong Dollar
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of April 30, 2018. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

INR	— Indian Rupee
JPY	— Japanese Yen
KZT	— Kazakhstan Tenge
LIBOR	— London Interbank Offered Rate
MSCI	— Morgan Stanley Capital International
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PJSC	— Public Joint Stock Company
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2018.
THB	— Thai Baht
TOPIX	— Tokyo Stock Price Index
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(j)	— All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $28,737,000 and $0, respectively.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2018.
(n)	— The rate shown is the effective yield as of April 30, 2018.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2018.

(y)	— Security is an interest bearing note with preferred security characteristics.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2018.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2018.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
^	— All or a portion of the security is unsettled as of April 30, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of April 30, 2018.
**	— Non-Deliverable Forward. See Note 2.E.(3). in the Notes to Financial Statements.
(1)	— Notional value represents market value as of April 30, 2018 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	— Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN FUNDS	APRIL 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2018	J.P. MORGAN FUNDS	103

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$2,994,109		$12,362,316
Investments in affiliates, at value	255,583		281,784
Options purchased, at value	11,983		—
Restricted cash for OTC derivatives	—	(a)	—
Cash	10,514		45,500
Foreign currency, at value	10,207		12,064
Deposits at broker for futures contracts	19,460		896
Deposits at broker for securities sold short	64,408		—
Receivables:
Due from custodian	3,700		—
Investment securities sold	41,673		15,162
Fund shares sold	90,466		9,407
Interest and dividends from non-affiliates	12,448		101,007
Dividends from affiliates	277		322
Tax reclaims	1,163		6,838
Variation margin on futures contracts	—		5,753
Variation margin on centrally cleared swaps	—	(a)	—
Unrealized appreciation on forward foreign currency exchange contracts	14,780		—
Outstanding OTC swap contracts, at value	1,783		—
Prepaid expenses and other assets	142		—

Total Assets	3,532,696		12,841,049

LIABILITIES:
Payables:
Due to custodian	546		—
Securities sold short, at value	66,751		—
Dividend expense to non-affiliates on securities sold short	20		—
Investment securities purchased	79,046		29,601
Investment securities purchased — delayed delivery securities	2,000		4,840
Fund shares redeemed	1,988		13,570
Variation margin on futures contracts	5,135		—
Unrealized depreciation on forward foreign currency exchange contracts	3,167		—
Outstanding options written, at fair value	201		—
Accrued liabilities:
Investment advisory fees	1,439		4,272
Administration fees	134		585
Distribution fees	387		3,524
Service fees	307		382
Custodian and accounting fees	44		217
Collateral management fees	3		—
Trustees’ and Chief Compliance Officer’s fees	1		17
Deferred foreign capital gains tax	1		902
Other	133		688

Total Liabilities	161,303		58,598

Net Assets	$3,371,393		$12,782,451

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN FUNDS	APRIL 30, 2018

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,165,028	$12,138,539
Accumulated undistributed (distributions in excess of) net investment income	1,194	(5,495)
Accumulated net realized gains (losses)	27,235	(76,865)
Net unrealized appreciation (depreciation)	177,936	726,272

Total Net Assets	$3,371,393	$12,782,451

Net Assets:
Class A	$381,528	$3,632,132
Class C	507,422	4,471,345
Class I	2,074,310	4,678,400
Class R2	3,680	—
Class R6	404,432	553
Class T	21	21

Total	$3,371,393	$12,782,451

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	20,579	345,732
Class C	27,733	426,772
Class I	111,354	444,703
Class R2	199	—
Class R6	21,719	53
Class T	1	2

Net Asset Value (a):
Class A — Redemption price per share	$18.54	$10.51
Class C — Offering price per share (b)	18.30	10.48
Class I — Offering and redemption price per share	18.63	10.52
Class R2 — Offering and redemption price per share	18.47	—
Class R6 — Offering and redemption price per share	18.62	10.52
Class T — Offering and redemption price per share	18.52	10.51
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	19.41	11.01
Class T maximum sales charge	2.50%	2.50%
Class T maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.99	$10.78

Cost of investments in non-affiliates	$2,791,910	$11,640,466
Cost of investments in affiliates	255,583	281,784
Cost of options purchased	23,511	—
Cost of foreign currency	10,242	11,803
Proceeds from securities sold short	68,401	—
Premiums received from options written	146	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	105

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$17,399		$192,933
Interest income from affiliates	2		28
Dividend income from non-affiliates	17,946		108,700
Dividend income from affiliates	1,225		1,685
Interest income from non-affiliates on securities sold short	190		—
Foreign taxes withheld	(1,364)		(6,717)

Total investment income	35,398		296,629

EXPENSES:
Investment advisory fees	8,341		28,867
Administration fees	1,128		5,207
Distribution fees:
Class A	441		4,617
Class C	1,708		17,071
Class R2	9		—
Class T	—	(a)	—	(a)
Service fees:
Class A	441		4,617
Class C	570		5,690
Class I	2,251		5,730
Class R2	4		—
Class T	—	(a)	—	(a)
Custodian and accounting fees	236		870
Interest expense to affiliates	13		2
Professional fees	78		145
Collateral management fees	9		—
Trustees’ and Chief Compliance Officer’s fees	18		22
Printing and mailing costs	69		468
Registration and filing fees	105		181
Transfer agency fees (See Note 2.I.)	35		162
Other	59		95
Dividend expense to non-affiliates on securities sold short	391		—

Total expenses	15,906		73,744

Less fees waived	(2,759)		(17,818)
Less earnings credits	—		—	(a)
Less expense reimbursements	—		(137)

Net expenses	13,147		55,789

Net investment income (loss)	22,251		240,840

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	13,536	(b)	286,200	(c)
Options purchased	6,420		—
Futures contracts	30,498		8,543
Securities sold short	1,056		—
Foreign currency transactions	357		401
Forward foreign currency exchange contracts	(6,851)		—
Options written	185		—
Swaps	(212)		—

Net realized gain (loss)	44,989		295,144

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,179	)(d)	(417,097	)(e)
Options purchased	(22,073)		—
Futures contracts	(14,785)		(11,044)
Securities sold short	673		—
Foreign currency translations	(235)		192
Forward foreign currency exchange contracts	1,215		—
Options written	(77)		—
Swaps	1,563		—

Change in net unrealized appreciation/depreciation	(35,898)		(427,949)

Net realized/unrealized gains (losses)	9,091		(132,805)

Change in net assets resulting from operations	$31,342		$108,035

(a)	Amount rounds to less than 500.
(b)	Net of foreign capital gains tax of approximately $—(a) for Global Allocation Fund.
(c)	Net of foreign capital gains tax of approximately $(72,000) for Income Builder Fund.
(d)	Net of change in foreign capital gains tax of approximately $(1,000) for Global Allocation Fund.
(e)	Net of change in foreign capital gains tax of approximately $(772,000) for Income Builder Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN FUNDS	APRIL 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,251	$33,634	$240,840	$476,970
Net realized gain (loss)	44,989	39,238	295,144	135,510
Change in net unrealized appreciation/depreciation	(35,898)	180,456	(427,949)	661,971

Change in net assets resulting from operations	31,342	253,328	108,035	1,274,451

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,355)	(5,118)	(71,979)	(149,575)
From net realized gains	(5,191)	—	—	—
Class C
From net investment income	(1,941)	(5,591)	(77,526)	(168,512)
From net realized gains	(6,707)	—	—	—
Class I
From net investment income	(12,912)	(19,280)	(93,382)	(158,509)
From net realized gains	(24,719)	—	—	—
Class R2
From net investment income	(22)	(17)	—	—
From net realized gains	(53)	—	—	—
Class R6 (a)
From net investment income	(1,292)	—	(7)	—
From net realized gains	(2,264)	—	—	—
Class T (b)
From net investment income	— (c)	— (c)	— (c)	— (c)
From net realized gains	— (c)	—	—	—

Total distributions to shareholders	(57,456)	(30,006)	(242,894)	(476,596)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,071,122	672,281	127,574	(166,713)

NET ASSETS:
Change in net assets	1,045,008	895,603	(7,285)	631,142
Beginning of period	2,326,385	1,430,782	12,789,736	12,158,594

End of period	$3,371,393	$2,326,385	$12,782,451	$12,789,736

Accumulated undistributed (distributions in excess of) net investment income	$1,194	$(2,535)	$(5,495)	$(3,441)

(a)	Commencement of offering of class of shares effective November 1, 2017.
(b)	Commencement of offering of class of shares effective June 6, 2017.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$106,423	$129,930	$321,866	$852,334
Distributions reinvested	7,217	4,965	69,663	143,621
Cost of shares redeemed	(34,645)	(154,312)	(453,497)	(1,497,215)

Change in net assets resulting from Class A capital transactions	$78,995	$(19,417)	$(61,968)	$(501,260)

Class C
Proceeds from shares issued	$134,387	$135,092	$293,780	$590,089
Distributions reinvested	7,513	4,726	69,193	147,508
Cost of shares redeemed	(37,529)	(138,369)	(454,460)	(1,406,579)

Change in net assets resulting from Class C capital transactions	$104,371	$1,449	$(91,487)	$(668,982)

Class I
Proceeds from shares issued	$749,784	$858,489	$708,068	$1,822,163
Distributions reinvested	31,422	15,322	80,177	125,226
Cost of shares redeemed	(303,110)	(185,095)	(507,793)	(943,880)

Change in net assets resulting from Class I capital transactions	$478,096	$688,716	$280,452	$1,003,509

Class R2
Proceeds from shares issued	$1,577	$1,824	$—	$—
Distributions reinvested	73	17	—	—
Cost of shares redeemed	(387)	(328)	—	—

Change in net assets resulting from Class R2 capital transactions	$1,263	$1,513	$—	$—

Class R6 (a)
Proceeds from shares issued	$408,991	$—	$593	$—
Distributions reinvested	3,479	—	7	—
Cost of shares redeemed	(4,073)	—	(23)	—

Change in net assets resulting from Class R6 capital transactions	$408,397	$—	$577	$—

Class T (b)
Proceeds from shares issued	$—	$20	$—	$20
Distributions reinvested	— (c)	— (c)	— (c)	— (c)

Change in net assets resulting from Class T capital transactions	$— (c)	$20	$— (c)	$20

Total change in net assets resulting from capital transactions	$1,071,122	$672,281	$127,574	$(166,713)

(a)	Commencement of offering of class of shares effective November 1, 2017.
(b)	Commencement of offering of class of shares effective June 6, 2017.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN FUNDS	APRIL 30, 2018

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	5,639	7,353	30,144	82,663
Reinvested	388	295	6,551	14,009
Redeemed	(1,839)	(8,958)	(42,454)	(146,422)

Change in Class A Shares	4,188	(1,310)	(5,759)	(49,750)

Class C
Issued	7,210	7,783	27,579	57,603
Reinvested	409	284	6,527	14,422
Redeemed	(2,017)	(8,015)	(42,736)	(137,312)

Change in Class C Shares	5,602	52	(8,630)	(65,287)

Class I
Issued	39,527	48,350	66,165	177,387
Reinvested	1,682	898	7,528	12,162
Redeemed	(16,006)	(10,666)	(47,476)	(92,124)

Change in Class I Shares	25,203	38,582	26,217	97,425

Class R2
Issued	85	103	—	—
Reinvested	4	1	—	—
Redeemed	(21)	(19)	—	—

Change in Class R2 Shares	68	85	—	—

Class R6 (a)
Issued	21,748	—	54	—
Reinvested	186	—	1	—
Redeemed	(215)	—	(2)	—

Change in Class R6 Shares	21,719	—	53	—

Class T (b)
Issued	—	1	—	2
Reinvested	— (c)	— (c)	— (c)	— (c)

Change in Class T Shares	— (c)	1	— (c)	2

(a)	Commencement of offering of class of shares effective November 1, 2017.
(b)	Commencement of offering of class of shares effective June 6, 2017.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$18.63	$0.14	$0.19		$0.33	$(0.13)	$(0.29)	$(0.42)
Year Ended October 31, 2017	16.38	0.34	2.23		2.57	(0.32)	—	(0.32)
Year Ended October 31, 2016	16.47	0.34	(0.10	)(i)	0.24	(0.31)	(0.02)	(0.33)
Year Ended October 31, 2015	17.15	0.23	(0.01)		0.22	(0.34)	(0.56)	(0.90)
Year Ended October 31, 2014	16.45	0.26	0.97		1.23	(0.16)	(0.37)	(0.53)
Year Ended October 31, 2013	14.52	0.19	2.15		2.34	(0.41)	—	(0.41)

Class C
Six Months Ended April 30, 2018 (Unaudited)	18.39	0.09	0.19		0.28	(0.08)	(0.29)	(0.37)
Year Ended October 31, 2017	16.20	0.25	2.20		2.45	(0.26)	—	(0.26)
Year Ended October 31, 2016	16.30	0.26	(0.10	)(i)	0.16	(0.24)	(0.02)	(0.26)
Year Ended October 31, 2015	17.04	0.15	(0.02)		0.13	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.39	0.16	0.98		1.14	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.49	0.16	2.09		2.25	(0.35)	—	(0.35)

Class I
Six Months Ended April 30, 2018 (Unaudited)	18.71	0.16	0.20		0.36	(0.15)	(0.29)	(0.44)
Year Ended October 31, 2017	16.45	0.38	2.23		2.61	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.53	0.39	(0.10	)(i)	0.29	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2015	17.19	0.27	(0.01)		0.26	(0.36)	(0.56)	(0.92)
Year Ended October 31, 2014	16.47	0.30	0.97		1.27	(0.18)	(0.37)	(0.55)
Year Ended October 31, 2013	14.53	0.33	2.04		2.37	(0.43)	—	(0.43)

Class R2
Six Months Ended April 30, 2018 (Unaudited)	18.57	0.11	0.20		0.31	(0.12)	(0.29)	(0.41)
Year Ended October 31, 2017	16.36	0.28	2.22		2.50	(0.29)	—	(0.29)
Year Ended October 31, 2016	16.44	0.31	(0.10	)(i)	0.21	(0.27)	(0.02)	(0.29)
Year Ended October 31, 2015	17.13	0.19	(0.01)		0.18	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.44	0.22	0.96		1.18	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.51	0.25	2.04		2.29	(0.36)	—	(0.36)

Class R6
November 1, 2017 (j) through April 30, 2018 (Unaudited)	18.74	0.19	0.15		0.34	(0.17)	(0.29)	(0.46)

Class T
Six Months Ended April 30, 2018 (Unaudited)	18.60	0.14	0.19		0.33	(0.12)	(0.29)	(0.41)
June 6, 2017 (j) through October 31, 2017	17.90	0.10	0.72		0.82	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	The net expenses and expenses without waivers (excluding dividend expense for securities sold short) for Class A are 1.02% and 1.23% for the six months ended April 30, 2018, 1.02% and 1.27% for the year ended October 31, 2017, Class C are 1.52% and 1.73% for the six months ended April 30, 2018, 1.52% and 1.77% for the year ended October 31, 2017, Class I are 0.77% and 0.97% for the six months ended April 30, 2018, 0.77% and 1.00% for the year ended October 31, 2017, Class R2 are 1.31% and 1.49% for the six months ended April 30, 2018, 1.27% and 1.60% for the year ended October 31, 2017, Class R6 are 0.64% and 0.73% for the six months ended April 30, 2018 and Class T are 1.02% and 1.27% for the six months ended April 30, 2018 and 1.02% and 1.28% for the year ended October 31, 2017, respectively.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers, reimbursements (including dividend expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$18.54	1.78%	$381,528	1.05	%(h)	1.47%	1.26	%(h)	50%	60%
18.63	15.88	305,300	1.04	(h)	1.96	1.29	(h)	83	95
16.38	1.50	289,961	1.02		2.12	1.32		64	—
16.47	1.38	211,120	1.02		1.40	1.43		44	—
17.15	7.58	28,114	1.03		1.56	1.74		87	—
16.45	16.36	2,253	1.05		1.18	3.30		120	—

18.30	1.55	507,422	1.55	(h)	0.98	1.76	(h)	50	60
18.39	15.29	406,887	1.54	(h)	1.45	1.79	(h)	83	95
16.20	1.03	357,682	1.52		1.63	1.82		64	—
16.30	0.84	198,888	1.51		0.90	1.92		44	—
17.04	7.07	14,308	1.53		0.97	2.22		87	—
16.39	15.74	380	1.55		1.00	3.41		120	—

18.63	1.93	2,074,310	0.80	(h)	1.74	1.00	(h)	50	60
18.71	16.12	1,611,736	0.79	(h)	2.14	1.02	(h)	83	95
16.45	1.79	782,381	0.77		2.39	1.04		64	—
16.53	1.62	364,206	0.77		1.61	1.19		44	—
17.19	7.88	44,964	0.78		1.79	1.55		87	—
16.47	16.61	27,636	0.80		2.10	2.31		120	—

18.47	1.69	3,680	1.34	(h)	1.18	1.52	(h)	50	60
18.57	15.50	2,441	1.29	(h)	1.58	1.62	(h)	83	95
16.36	1.30	758	1.27		1.93	1.75		64	—
16.44	1.14	203	1.27		1.17	1.77		44	—
17.13	7.29	62	1.28		1.31	2.07		87	—
16.44	16.06	58	1.30		1.61	2.79		120	—

18.62	1.81	404,432	0.67	(h)	2.03	0.76	(h)	50	60

18.52	1.78	21	1.05	(h)	1.45	1.30	(h)	50	60
18.60	4.64	21	1.04	(h)	1.37	1.30	(h)	83	95

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Income Builder Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$10.62	$0.20	(e)	$(0.10)	$0.10		$(0.21)	$—	$—	$(0.21)
Year Ended October 31, 2017	9.95	0.41	(e)	0.67	1.08		(0.41)	—	—	(0.41)
Year Ended October 31, 2016	9.96	0.42	(e)	(0.01)	0.41		(0.42)	—	—	(0.42)
Year Ended October 31, 2015	10.41	0.41	(e)	(0.41)	—	(f)	(0.41)	(0.02)	(0.02)	(0.45)
Year Ended October 31, 2014	10.32	0.47		0.09	0.56		(0.47)	—	—	(0.47)
Year Ended October 31, 2013	9.70	0.45		0.64	1.09		(0.47)	—	—	(0.47)

Class C
Six Months Ended April 30, 2018 (Unaudited)	10.59	0.18	(e)	(0.11)	0.07		(0.18)	—	—	(0.18)
Year Ended October 31, 2017	9.92	0.36	(e)	0.67	1.03		(0.36)	—	—	(0.36)
Year Ended October 31, 2016	9.93	0.37	(e)	(0.01)	0.36		(0.37)	—	—	(0.37)
Year Ended October 31, 2015	10.38	0.35	(e)	(0.40)	(0.05)		(0.36)	(0.02)	(0.02)	(0.40)
Year Ended October 31, 2014	10.29	0.42		0.10	0.52		(0.43)	—	—	(0.43)
Year Ended October 31, 2013	9.68	0.40		0.63	1.03		(0.42)	—	—	(0.42)

Class I
Six Months Ended April 30, 2018 (Unaudited)	10.63	0.21	(e)	(0.11)	0.10		(0.21)	—	—	(0.21)
Year Ended October 31, 2017	9.96	0.43	(e)	0.67	1.10		(0.43)	—	—	(0.43)
Year Ended October 31, 2016	9.97	0.43	(e)	(0.01)	0.42		(0.43)	—	—	(0.43)
Year Ended October 31, 2015	10.42	0.42	(e)	(0.40)	0.02		(0.43)	(0.02)	(0.02)	(0.47)
Year Ended October 31, 2014	10.33	0.49		0.09	0.58		(0.49)	—	—	(0.49)
Year Ended October 31, 2013	9.71	0.46		0.64	1.10		(0.48)	—	—	(0.48)

Class R6
November 1, 2017(g) through April 30, 2018 (Unaudited)	10.64	0.24	(e)	(0.14)	0.10		(0.22)	—	—	(0.22)

Class T
Six Months Ended April 30, 2018 (Unaudited)	10.62	0.21	(e)	(0.12)	0.09		(0.20)	—	—	(0.20)
June 6, 2017 (g) through October 31, 2017	10.42	0.15	(e)	0.21	0.36		(0.16)	—	—	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.51	0.91%	$3,632,132	0.75%	3.87%	1.06%	32%
10.62	11.11	3,731,312	0.75	4.02	1.08	52
9.95	4.23	3,991,877	0.75	4.25	1.10	52
9.96	(0.03)	4,262,148	0.75	3.97	1.11	48
10.41	5.54	4,024,646	0.74	4.60	1.12	41
10.32	11.45	3,223,725	0.75	4.55	1.13	41

10.48	0.66	4,471,345	1.25	3.37	1.56	32
10.59	10.58	4,609,784	1.25	3.53	1.59	52
9.92	3.70	4,968,359	1.25	3.76	1.61	52
9.93	(0.53)	5,120,797	1.25	3.47	1.63	48
10.38	5.06	4,676,332	1.24	4.08	1.62	41
10.29	10.84	3,476,814	1.25	4.05	1.63	41

10.52	0.98	4,678,400	0.60	4.04	0.81	32
10.63	11.26	4,448,619	0.60	4.15	0.83	52
9.96	4.36	3,198,358	0.60	4.39	0.86	52
9.97	0.12	3,138,405	0.60	4.12	0.87	48
10.42	5.70	2,852,404	0.59	4.68	0.87	41
10.33	11.58	1,585,506	0.60	4.70	0.88	41

10.52	0.93	553	0.49	4.66	0.56	32

10.51	0.88	21	0.75	3.88	1.10	32
10.62	3.48	21	0.75	3.62	1.09	52

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R6* and Class T	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I, Class R6* and Class T	Diversified

*	Class R6 commenced operations on November 1, 2017.

The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.

The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class I, Class R2 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

114	J.P. MORGAN FUNDS	APRIL 30, 2018

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Funds at April 30, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$1,672	$—	$—	$1,672
Australia	—	37,336	—	37,336
Austria	—	6,597	—	6,597
Belgium	—	10,261	—	10,261
Brazil	15,914	—	—	15,914
Canada	8,251	—	—	8,251
Chile	2,267	—	—	2,267
China	14,375	26,574	—	40,949
Denmark	—	13,050	—	13,050
Finland	—	21,938	—	21,938
France	—	134,658	—	134,658
Germany	—	95,280	—	95,280
Hong Kong	—	27,865	—	27,865
India	23,538	1,436	—	24,974
Indonesia	—	6,769	—	6,769
Ireland	5,024	—	—	5,024
Israel	1,285	—	—	1,285
Italy	—	29,624	—	29,624
Japan	—	189,228	—	189,228
Luxembourg	—	4,224	—	4,224
Macau	—	2,834	—	2,834
Malaysia	—	1,340	—	1,340
Mexico	5,482	—	—	5,482
Netherlands	—	63,222	—	63,222
Norway	—	1,969	—	1,969
Peru	2,725	—	—	2,725

APRIL 30, 2018	J.P. MORGAN FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Russia	$—	$5,542	$—		$5,542
Singapore	—	9,922	—		9,922
South Africa	589	14,917	—		15,506
South Korea	—	2,572	7,728		10,300
Spain	—	31,805	—		31,805
Sweden	—	10,349	—		10,349
Switzerland	—	92,085	—		92,085
Taiwan	10,393	5,111	—		15,504
Thailand	1,440	1,862	—		3,302
Turkey	—	566	—		566
United Kingdom	—	116,350	—		116,350
United States	731,861	6,935	—	(a)	738,796

Total Common Stocks	824,816	972,221	7,728		1,804,765

Preferred Stocks
Bermuda	—	85	—		85
United States	17	—	10		27

Total Preferred Stocks	17	85	10		112

Debt Securities
Asset-Backed Securities
United States	—	6,471	28,390		34,861
Collateralized Mortgage Obligations
United States	—	347,710	1,391		349,101
Commercial Mortgage-Backed Securities
United States	—	4,868	1,017		5,885
Convertible Bonds
United States	—	103	—		103
Corporate Bonds
Argentina	—	2,903	—		2,903
Australia	—	605	—		605
Azerbaijan	—	1,744	—		1,744
Bahrain	—	292	—		292
Brazil	—	6,120	—		6,120
Canada	—	10,972	25		10,997
Chile	—	1,295	—		1,295
China	—	6,068	—		6,068
Colombia	—	954	—		954
Congo, Democratic Republic of the	—	251	—		251
Costa Rica	—	206	—		206
Ecuador	—	606	—		606
Finland	—	646	—		646
France	—	2,349	—		2,349
Germany	—	8,809	—		8,809
Ghana	—	645	—		645
Guatemala	—	208	—		208
Hong Kong	—	802	—		802
Hungary	—	213	—		213
India	—	823	—		823
Indonesia	—	2,171	—		2,171
Ireland	—	1,832	—		1,832
Israel	—	809	—		809
Italy	—	1,207	—		1,207
Jamaica	—	522	—		522
Japan	—	205	—		205

116	J.P. MORGAN FUNDS	APRIL 30, 2018

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Jordan	$—	$367	$—	$367
Kazakhstan	—	5,399	—	5,399
Luxembourg	—	5,125	—	5,125
Mauritius	—	484	—	484
Mexico	—	12,114	—	12,114
Morocco	—	215	—	215
Netherlands	—	7,178	—	7,178
Nigeria	—	581	—	581
Norway	—	373	—	373
Panama	—	191	—	191
Peru	—	1,357	—	1,357
Qatar	—	1,905	—	1,905
Russia	—	1,577	—	1,577
Singapore	—	292	—	292
South Africa	—	1,689	—	1,689
South Korea	—	849	—	849
Trinidad and Tobago	—	684	—	684
Turkey	—	2,831	—	2,831
Ukraine	—	982	—	982
United Arab Emirates	—	1,788	—	1,788
United Kingdom	—	6,660	—	6,660
United States	—	188,791	250	189,041
Venezuela, Bolivarian Republic of	—	482	—	482

Total Corporate Bonds	—	295,171	275	295,446

Loan Assignments
Canada	—	133	—	133
United States	—	9,041	19	9,060

Total Loan Assignments	—	9,174	19	9,193

Foreign Government Securities	—	375,302	802	376,104
Mortgage-Backed Securities	—	13,594	—	13,594
Supranational	—	4,130	—	4,130
U.S. Treasury Obligations	—	90,374	—	90,374
Options Purchased
Call Options Purchased	8,232	3,563	—	11,795
Put Options Purchased	—	188	—	188

Total Options Purchased	8,232	3,751	—	11,983

Rights
United States	—	—	14	14
Short-Term Investments
Foreign Government Treasury
Bills	—	10,427	—	10,427
Investment Companies	255,583	—	—	255,583

Total Short-Term Investments	255,583	10,427	—	266,010

Total Investments in Securities	$1,088,648	$2,133,381	$39,646	$3,261,675

Liabilities
Common Stocks
United States	$(66,751)	$—	$—	$(66,751)

Total Liabilities in Securities Sold Short	$(66,751)	$—	$—	$(66,751)

APRIL 30, 2018	J.P. MORGAN FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$14,780	$—	$14,780
Futures Contracts	295	2,753	—	3,048
Swaps	—	1,457	13	1,470

Total Appreciation in Other Financial Instruments	$295	$18,990	$13	$19,298

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,167)	$—	$(3,167)
Futures Contracts	(18,362)	(12,217)	—	(30,579)
Options Written
Call Options Written	—	(48)	—	(48)
Put Options Written	—	(153)	—	(153)

Total Depreciation in Other Financial Instruments	$(18,362)	$(15,585)	$—	$(33,947)

Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$82,306	$—	$82,306
Austria	—	5,378	—	5,378
Belgium	—	19,499	—	19,499
Brazil	91,279	—	—	91,279
Canada	45,581	—	—	45,581
Cayman Islands	—	—	86	86
Chile	18,956	—	—	18,956
China	—	187,726	—	187,726
Colombia	897	4,319	—	5,216
Czech Republic	—	24,603	—	24,603
Denmark	—	23,151	—	23,151
Finland	—	76,783	—	76,783
France	—	376,761	—	376,761
Germany	—	215,646	—	215,646
Hong Kong	—	63,311	—	63,311
Hungary	—	24,816	—	24,816
India	18,827	33,846	—	52,673
Indonesia	—	19,570	—	19,570
Ireland	4,136	6,345	—	10,481
Italy	—	88,536	—	88,536
Japan	—	105,395	—	105,395
Macau	—	17,759	—	17,759
Mexico	49,046	—	—	49,046
Netherlands	—	175,989	—	175,989
New Zealand	—	—	1,173	1,173
Norway	—	62,818	—	62,818
Portugal	—	4,010	—	4,010
Russia	42,454	32,815	—	75,269
Singapore	—	30,482	—	30,482
South Africa	34,555	41,098	—	75,653
South Korea	9,328	27,356	21,623	58,307
Spain	—	109,377	—	109,377
Sweden	—	77,862	—	77,862

118	J.P. MORGAN FUNDS	APRIL 30, 2018

Income Builder Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Switzerland	$—	$225,242	$—		$225,242
Taiwan	47,372	110,169	—		157,541
Thailand	24,996	14,116	—		39,112
Turkey	—	15,194	—		15,194
United Arab Emirates	4,372	16,434	—		20,806
United Kingdom	5,679	536,381	—		542,060
United States	1,900,514	21	2,948		1,903,483

Total Common Stocks	2,297,992	2,855,114	25,830		5,178,936

Convertible Preferred Stocks
China	—	5,463	—		5,463
Israel	926	—	—		926
United States	61,729	—	—		61,729

Total Convertible Preferred Stocks	62,655	5,463	—		68,118

Preferred Stocks
Bermuda	—	3,358	—		3,358
United States	87,819	—	212		88,031

Total Preferred Stocks	87,819	3,358	212		91,389

Debt Securities
Asset-Backed Securities
United States	—	104,777	433,557		538,334
Collateralized Mortgage Obligations
Cayman Islands	—	1,195	—		1,195
United States	—	455,715	2,979		458,694

Total Collateralized Mortgage Obligations	—	456,910	2,979		459,889

Commercial Mortgage-Backed Securities
United States	—	60,580	52,695		113,275
Convertible Bonds
China	—	1,295	—		1,295
Cyprus	—	3,655	—		3,655
Germany	—	6,704	—		6,704
Hong Kong	—	9,341	—		9,341
Malaysia	—	2,593	—		2,593
Mexico	—	5,255	—		5,255
Monaco	—	2,830	—		2,830
Norway	—	2,518	—		2,518
Russia	—	1,353	—		1,353
Singapore	—	11,383	—		11,383
South Africa	—	7,989	—		7,989
United Arab Emirates	—	14,082	—		14,082
United Kingdom	—	7,821	—		7,821
United States	—	105,236	—	(a)	105,236

Total Convertible Bonds	—	182,055	—		182,055

Corporate Bonds
Argentina	—	8,151	—		8,151
Australia	—	21,254	—		21,254
Azerbaijan	—	15,512	—		15,512
Brazil	—	50,262	—		50,262
Canada	—	203,688	254		203,942
Cayman Islands	—	—	769		769
Chile	—	6,339	—		6,339
Colombia	—	8,099	—		8,099
Croatia	—	1,427	—		1,427

APRIL 30, 2018	J.P. MORGAN FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

Income Builder Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Finland	$—	$2,695	$—		$2,695
France	—	72,356	—		72,356
Germany	—	11,189	—		11,189
Ghana	—	4,065	—		4,065
Guatemala	—	5,365	—		5,365
Hungary	—	4,911	—		4,911
India	—	4,683	—		4,683
Indonesia	—	26,170	—		26,170
Ireland	—	34,243	—		34,243
Israel	—	2,279	—		2,279
Italy	—	23,246	—		23,246
Jamaica	—	3,707	—		3,707
Japan	—	2,103	—		2,103
Kazakhstan	—	33,104	—		33,104
Luxembourg	—	99,526	—		99,526
Mexico	—	73,122	—		73,122
Morocco	—	7,342	—		7,342
Netherlands	—	33,483	—		33,483
Norway	—	1,260	—		1,260
Peru	—	12,418	—		12,418
Qatar	—	4,947	—		4,947
Russia	—	5,555	—		5,555
South Korea	—	5,854	—		5,854
Spain	—	11,364	—		11,364
Sweden	—	15,094	—		15,094
Switzerland	—	31,791	—		31,791
Trinidad and Tobago	—	2,068	—		2,068
Tunisia	—	1,619	—		1,619
Turkey	—	16,687	—		16,687
United Arab Emirates	—	5,582	—		5,582
United Kingdom	—	131,290	—		131,290
United States	—	3,497,444	3,574		3,501,018

Total Corporate Bonds	—	4,501,294	4,597		4,505,891

Loan Assignments Canada	—	1,966	—		1,966
United States	—	76,943	176		77,119

Total Loan Assignments	—	78,909	176		79,085

Foreign Government Securities	—	571,857	—		571,857
Mortgage-Backed Securities	—	539,346	—		539,346
U.S. Treasury Obligations	—	19,422	—		19,422
Supranational	—	1,687	—		1,687
Rights
United States	—	—	322		322
Warrants
United States	—	10	—	(a)	10
Short-Term Investments
Investment Companies	281,784	—	—		281,784
Time Deposit	—	12,700	—		12,700

Total Short-Term Investments	281,784	12,700	—		294,484

Total Investments in Securities	$2,730,250	$9,393,482	$520,368		$12,644,100

Appreciation in Other Financial Instruments
Futures Contracts	$4,329	$694	$—		$5,023

(a)	Value is zero.

120	J.P. MORGAN FUNDS	APRIL 30, 2018

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

For Global Allocation Fund and Income Builder Fund, transfers from level 1 to level 2 in the amounts of approximately $17,406,000 and $234,271,000, respectively, are due to the non-application of the fair value factors to certain securities during the six months ended April 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Global Allocation Fund	Balance as of October 31, 2017		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018
Asset-Backed Securities — United States	$34,178		$12		$(30)	$48		$—		$(4,043)	$—	$(1,775)	$28,390
Collateralized Mortgage Obligations — United States	1,489		—		6	4		—		(108)	—	—	1,391
Commercial Mortgage-Backed Securities — United States	1,024		—		(7)	—	(b)	—		—	—	—	1,017
Common Stocks — South Korea	—		15		104	—		2,182		(201)	5,628	—	7,728
Common Stocks — United States	—	(a)	—		—	—		—		—	—	—	—	(a)
Corporate Bonds — Canada	—		—		(333)	13		345		—	—	—	25
Corporate Bonds — United States	596		—	(b)	2	—	(b)	—	(b)	(1)	—	(347)	250
Foreign Government Securities	698		65		(32)	8		809		(746)	—	—	802
Loan Assignments — United States	—		—		—	—		19		—	—	—	19
Preferred Stocks — United States	10		—		— (b)	—		—		—	—	—	10
Rights — United States	18		—		(4)	—		—		—	—	—	14

Total	$38,013		$92		$(294)	$73		$3,355		$(5,099)	$5,628	$(2,122)	$39,646

Income Builder Fund	Balance as of October 31, 2017		Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018
Investments in Securities
Asset-Backed Securities — United States	$504,465		$1,389		$(4,727)	$737		$27,180		$(87,439)	$23,233	$(31,281)	$433,557
Collateralized Mortgage Obligations — United States	3,346		—		195	(446)		—		(116)	—	—	2,979
Commercial Mortgage-Backed Securities — United States	43,653		—		411	—	(b)	15,676		(7,045)	—	—	52,695
Common Stocks — Cayman Islands	—		—		86	—		—		—	—	—	86
Common Stocks — New Zealand	1,230		—		(57)	—		—		—	—	—	1,173
Common Stocks — South Korea	—		263		(248)	—		2,179		(3,299)	22,728	—	21,623
Common Stocks — United States	—	(b)	—		2,160	—		788		—	—	—	2,948
Convertible Bonds — United States	—	(a)	—		—	—		—		—	—	—	—	(a)
Corporate Bonds — Canada	—	(a)	1		(3,246)	132		3,369		(2)	—	—	254
Corporate Bonds — Cayman Islands	—		—		(79)	5		843		—	—	—	769
Corporate Bonds — United States	6,749		46		59	20		5		(461)	—	(2,844)	3,574
Loan Assignments — United States	—	(b)	—		— (b)	—		176		— (b)	—	—	176
Preferred Stocks — United States	3,235		—		(2,235)	—		—		(788)	—	—	212
Rights — United States	447		—		(125)	—		—		—	—	—	322
Warrants — United States	—	(a)	—		—	—		—		—	—	—	—	(a)

Total	$563,125		$1,699		$(7,806)	$448		$50,216		$(99,150)	$45,961	$(34,125)	$520,368

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than 500.

APRIL 30, 2018	J.P. MORGAN FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

For Global Allocation Fund and Income Builder Fund, there were no significant transfers among any other levels during the six months ended April 30, 2018.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2018, which were valued using significant unobservable inputs (level 3) were as follows (amounts in thousands):

Value
Global Allocation Fund	$(254)
Income Builder Fund	(3,728)

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

Global Allocation Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$28,387	Discounted Cash Flow	Constant Prepayment Rate	1.00% - 20.00% (7.72%)
			Constant Default Rate	0.00% - 7.29% (3.40%)
			Yield (Discount Rate of Cash Flows)	3.23% - 8.02% (4.53%)

Asset-Backed Securities	28,387

	1,017	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(0.26%) ((0.26%))

Commercial Mortgage Backed Securities	1,017

	1,391	Discounted Cash Flow	Constant Prepayment Rate	1.00% -17.71% (12.00%)
			Constant Default Rate	1.89% - 2.80% (2.39%)
			Yield (Discount Rate of Cash Flows)	5.55% - 6.05% (5.90%)

Collateralized Mortgage Obligation	1,391

	2	Pending Distribution	Expected Distribution Amount	$0.05 ($0.05)

Rights	2

Total	$30,797

#	The table above does not include level 3 investments that are valued by brokers and pricing services. At April 30, 2018, the value of these investments was approximately $8,849,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(a)	Market Comparable Companies	EBITDA Multiple (b)	6.5x (6.5x)
				Liquidity Discount	30.00% (30.00%)

Common Stocks	—

	212		Market Comparable Companies	EBITDA Multiple (b)	6.5x (6.5x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stocks	212

	—	(c)	Enterprise Value	Expected Recovery	0.00% (0.00%)

Convertible Bonds	—

122	J.P. MORGAN FUNDS	APRIL 30, 2018

	Fair Value at April 30, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$3,532		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	0.00% - 18.99% (9.00%)
	1		Pending Distribution	Discount for potential outcome (d)	100.00% (100.00%)

Corporate Bonds	3,533

	433,555		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (9.49%)
				Constant Default Rate	0.00% - 11.25% (2.97%)
				Yield (Discount Rate of Cash Flows)	2.08% - 10.90% (4.18%)

Asset-Backed Securities	433,555

	1,419		Discounted Cash Flow	Constant Prepayment Rate	7.00% - 16.00% (10.28%)
				Constant Default Rate	2.04% - 5.93% (3.70%)
				Yield (Discount Rate of Cash Flows)	4.85% - 22.88% (8.36%)

Collateralized Mortgage Obligations	1,419

	49,695		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(54.37%) - 199.00% (5.77%)

Commercial Mortgage-Backed Securities	49,695

	—	(c)	Terms of Exchange Offer	Expected Recovery	0.00% (0.00%)
	—	(c)	Intrinsic Value	Strike Price	$14.88 - $33.61 ($24.25)

Warrants	—

	176		Pending Distribution	Expected Recovery	0.00% -100.00% (100.00%)

Loan Assignments	176

Total	$488,590

#	The table above does not include level 3 investments that are valued by brokers and pricing services. At April 30, 2018, the value of these investments was approximately $31,778,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note A.
(a)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Value is zero.
(d)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of April 30, 2018, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by JPMIM or their affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between

APRIL 30, 2018	J.P. MORGAN FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Amounts in the tables below are in thousands.

Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2018	Shares at April 30, 2018	Dividend Income	Capital Gain Distributions
Global Allocation Fund
JPMorgan U.S. Government Money Market Fund, IM Class Shares (b)(l)	$—	$182,630	$1,773	$—	$—	$180,857	$180,857	$30	$—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares (b)(l)	240,842	1,132,185	1,298,301	—	—	74,726	74,726	1,195	—

Total	$240,842	$1,314,815	$1,300,074	$—	$—	$255,583		$1,225	$—

Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2018	Shares at April 30, 2018	Dividend Income	Capital Gain Distributions
Income Builder Fund
JPMorgan U.S. Government Money Market Fund, IM Class Shares (b)(l)	$—	250,188	$—	$—	$—	$250,188	$250,188	$43	$—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares (b)(l)	239,514	1,112,637	1,320,555	—	—	31,596	31,596	1,642	—

Total	$239,514	$1,362,825	$1,320,555	$—	$—	$281,784		$1,685	$—

(b)	Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of April 30, 2018.

D. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which they acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, the fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

124	J.P. MORGAN FUNDS	APRIL 30, 2018

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes E(1) — E(4) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Funds used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily

APRIL 30, 2018	J.P. MORGAN FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Global Allocation Fund engaged in various swap transactions, including interest rate swaps, credit default swaps and total return basket swaps, to manage interest rate (e.g., duration, yield curve), credit risks and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Global Allocation Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

126	J.P. MORGAN FUNDS	APRIL 30, 2018

Interest Rate Swaps

Global Allocation Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

Total Return Basket Swaps

Global Allocation Fund entered into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within the swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statements of Assets and Liabilities and as Net realized gain (loss) on transactions from swap on the Statements of Operations.

Swaps involve additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swap consists of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in the total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of the swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the Statements of Operations.

The total return basket swap contracts are subject to master netting arrangements. The Fund may be required to post or receive collateral for total return basket swaps.

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Allocation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		OTC Swaps	Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,783	$11,307	$2,753	$—	$15,843
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	—	295	—	295
Foreign exchange contracts	Receivables	—	676	—	14,780	15,456

Total		$1,783	$11,983	$3,048	$14,780	$31,594

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$—	$(23,272)	$—	$(23,272)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(839)	—	(839)
Foreign exchange contracts	Payables	—	(201)	(6,468)	(3,167)	(9,836)

Total		$—	$(201)	$(30,579)	$(3,167)	$(33,947)

(a)	The market value of options purchased is reported as an investment in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

APRIL 30, 2018	J.P. MORGAN FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

Income Builder Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$694
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	4,329

Total		$5,023

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2018, by primary underlying risk exposure (amounts in thousands):

Global Allocation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$6,678	$28,107	$—	$(221)	$34,564
Foreign exchange contracts	(73)	1,811	(6,851)	—	(5,113)
Interest rate contracts	—	580	—	98	678
Credit contracts	—	—	—	(89)	(89)

Total	$6,605	$30,498	$(6,851)	$(212)	$30,040

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$(22,481)	$(13,997)	$—	$1,513	$(34,965)
Foreign exchange contracts	331	201	1,215	—	1,747
Interest rate contracts	—	(989)	—	—	(989)
Credit contracts	—	—	—	50	50

Total	$(22,150)	$(14,785)	$1,215	$1,563	$(34,157)

Income Builder Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,623)
Foreign exchange contracts	(20,240)
Interest rate contracts	30,406

Total	$8,543

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$586
Foreign exchange contracts	(3,980)
Interest rate contracts	(7,650)

Total	$(11,044)

128	J.P. MORGAN FUNDS	APRIL 30, 2018

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the six months ended April 30, 2018. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands):

	Global Allocation Fund		Income Builder Fund
Futures Contracts:
Equity
Average Notional Balance Short	$140,131		$9,742
Ending Notional Balance Short	365,835		—
Ending Notional Balance Long	215,494		11,119
Ending Notional Balance Short	501,964		—
Foreign Exchange
Average Notional Balance Long	191,573		—
Average Notional Balance Short	—		523,125
Ending Notional Balance Long	242,730		—
Ending Notional Balance Short	—		417,327
Interest Rate
Average Notional Balance Long	65,147
Average Notional Balance Short	77,311		865,782	(a)
Ending Notional Balance Long	150,308		—
Ending Notional Balance Short	193,725		—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	154,365		—
Average Settlement Value Sold	498,710		—
Ending Settlement Value Purchased	130,536		—
Ending Settlement Value Sold	558,188		—

Exchange-Traded Options:
Average Number of Contracts Purchased	69,110		—
Average Number of Contracts Written	78	(b)	—
Ending Number of Contracts Purchased	42,650		—

Swaptions & OTC Options:
Average Notional Balance Purchased	29,864		—
Average Notional Balance Written	11,150		—
Ending Notional Balance Purchased	58,251		—
Ending Notional Balance Written	27,372		—

Interest Rate-Related SWAPs
Average Notional Balance — Pays Fixed rate	9,388	(a)	—
Average Notional Balance — Receives Fixed rate	20,254	(a)	—
Credit Default Swaps:
Average Notional Balance — Buy Protection	6,520	(c)	—

Total Return Basket Swaps:
Average Notional Balance Long	28,243		—
Ending Notional Balance Long	34,736		—

(a)	For the period November 1, 2017 through March 31, 2018.
(b)	For the period November 1, 2017 through December 31, 2017.
(c)	For the period November 1, 2017 through February 28, 2018.

The Funds may be required to post or receive collateral based on the net value of the Funds’ non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Cash collateral posted by the Funds is reported on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund.

APRIL 30, 2018	J.P. MORGAN FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

F. Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of April 30, 2018, the Fund had outstanding short sales as listed on the SOI.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Security gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. The Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income on the Statements of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended April 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2		Class R6		Class T		Total
Global Allocation Fund
Transfer agency fees	$11	$13	$11	$—	(a)	$—	(a)	$—	(a)	$35
Income Builder Fund
Transfer agency fees	61	75	26	n/a		—		—	(a)	162

(a)	Amount rounds to less than 500.

130	J.P. MORGAN FUNDS	APRIL 30, 2018

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Funds are subject to a tax imposed on short-term and long-term capital gains on securities of issuers domiciled in India. Prior to April 1, 2018, the Funds were only subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax on the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The reclassifications for the Funds relate primarily to return of capital distributions, foreign currency gains or losses and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.60%
Income Builder Fund	0.45

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class T Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class T
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	0.25

APRIL 30, 2018	J.P. MORGAN FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Allocation Fund	$145	$2
Income Builder Fund	407	1

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class T
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Income Builder Fund	0.25	0.25	0.25	n/a	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Global Allocation Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2		Class R6	Class T
Global Allocation Fund	1.03%	1.53%	0.78%	1.40	%*	0.65%	1.03%
Income Builder Fund	0.75	1.25	0.60	n/a		0.52	0.75

*	Effective March 1, 2018, the contractual expense limitation increased from 1.28% to 1.40% for Class R2 Shares of the Global Allocation Fund and will be in place until at least February 28, 2019.

The expense limitation agreements were in effect for the six months ended April 30, 2018 and are in place until at least February 28, 2019.

For the six months ended April 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$581	$387	$1,598	$2,566	$—
Income Builder Fund	2,269	1,512	13,771	17,552	137

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

132	J.P. MORGAN FUNDS	APRIL 30, 2018

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2018 were as follows (amounts in thousands):

Global Allocation Fund	$193
Income Builder Fund	266

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2018, the Funds did not incur brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$1,898,741	$1,159,907	$123,574	$86,039	$264,568	$222,106
Income Builder Fund	4,009,702	3,913,495	17,804	35,363	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund*	$3,002,457	$279,534	$101,717	$177,817
Income Builder Fund	11,922,250	969,795	242,922	726,873

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of October 31, 2017, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Income Builder Fund	$322,530	$6,033

During the year ended October 31, 2017, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Global Allocation Fund	$19,917
Income Builder Fund	115,000

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

APRIL 30, 2018	J.P. MORGAN FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	—	2	24.2%
Income Builder Fund	1	15.6%	2	26.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

134	J.P. MORGAN FUNDS	APRIL 30, 2018

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

APRIL 30, 2018	J.P. MORGAN FUNDS	135

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2017, and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual*	$1,000.00	$1,017.80	$5.25	1.05%
Hypothetical*	1,000.00	1,019.59	5.26	1.05
Class C
Actual*	1,000.00	1,015.50	7.75	1.55
Hypothetical*	1,000.00	1,017.11	7.75	1.55
Class I
Actual*	1,000.00	1,019.30	4.01	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Class R2
Actual*	1,000.00	1,016.90	6.68	1.34
Hypothetical*	1,000.00	1,018.10	6.69	1.34
Class R6
Actual**	1,000.00	1,018.10	3.32	0.67
Hypothetical*	1,000.00	1,021.41	3.35	0.67
Class T
Actual*	1,000.00	1,017.80	5.24	1.05
Hypothetical*	1,000.00	1,019.53	5.24	1.05

Income Builder Fund
Class A
Actual*	1,000.00	1,009.10	3.74	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Class C
Actual*	1,000.00	1,006.60	6.22	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class I
Actual*	1,000.00	1,009.80	2.99	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R6
Actual**	1,000.00	1,009.30	2.43	0.49
Hypothetical*	1,000.00	1,022.36	2.46	0.49
Class T
Actual*	1,000.00	1,008.80	3.74	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the actual period). Commencement of operations was November 1, 2017.

136	J.P. MORGAN FUNDS	APRIL 30, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. April 2018	SAN-IB-GAL-418

Semi-Annual Report

J.P. Morgan Funds

April 30, 2018 (Unaudited)

JPMorgan Emerging Markets Strategic Debt Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 8, 2018 (Unaudited)

Dear Shareholder,

While the global economy largely continued its steady-growth trajectory throughout the six months ended April 30, 2018, investor concerns about rising interest rates and geo-political events fueled the return of volatility to financial markets and ended a 15-month string of rising equity prices in the U.S.

“This world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.”— George C.W. Gatch

Favorable central bank policies, corporate earnings growth and consumer confidence remained supportive of global growth throughout the reporting period, though economic data in the European Union (the “EU”) softened somewhat in early 2018. Global petroleum prices generally rose during the reporting period as record output from U.S. shale operations was outweighed by expectations of rising global demand and extended output cuts from the Organization of Petroleum Exporting Nations.

The U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017 and again in March 2018 in response to a tightening labor market and early signs of price inflation. The unemployment rate dropped to 3.9% in April – a level not seen in 18 years – after sitting at 4.1% from October 2017 to March 2018. Gross domestic product (GDP) in the U.S. rose by 2.9% in the fourth quarter of 2017 and an estimated 2.2% in the first quarter of 2018.

Meanwhile, U.S. tax cut legislation enacted in December 2017, appeared to provide support for both equity prices and corporate earnings, which reached record highs in the first quarter of 2017. Of the 279 companies reporting U.S. first quarter earnings by the end of the reporting period, 78% had surpassed analysts’ aggregate estimates.

In early February, a spike in 10-year U.S. Treasury bond yields triggered a rapid sell-off in U.S. financial markets that spread to global markets. Yields on 10-year Treasury bonds are generally considered a bellwether for broader market trends, and the increase in yields was a technical signal that raised investor concerns about inflation and rising U.S. interest rates.

While financial markets rebounded somewhat, the sell-off led to a record spike in market volatility just three months after the CBOE Volatility Index, which looks at Standard & Poor’s 500 Index futures to gauge near-term volatility, had dropped to the lowest level since it was created.

Throughout the latter half of the reporting period, U.S. financial markets were also buffeted by the potential for a U.S.-China trade war after President Trump threatened to raise import tariffs. However, background political uncertainty in Washington, D.C. appeared to have little direct impact on domestic financial markets.

Meanwhile, the European Central Bank (ECB) in January reduced its monthly asset purchases by half, though it declined to raise benchmark interest rates during the reporting period. In November, the Bank of England raised interest rates for the first time in a decade as the domestic economy continued to expand and uncertainty over Britain’s planned exit from the EU receded somewhat. In Germany, Chancellor Angela Merkel successfully formed a governing coalition in late February, removing further uncertainty among investors. Across the 19-nation Eurozone, unemployment fell to 8.5% and GDP grew 2.5% in the first quarter of 2018.

In China, government efforts to curb financial speculation appeared to hold down financial market volatility even as the nation’s economy continued to grow. Estimated GDP growth for China was 6.8% in the first quarter of 2018 and 6.9% for the final quarter of 2017. Emerging market nations largely continued to benefit from robust growth in China, rising commodity prices and global demand for goods. However, rising borrowing costs have put pressure on emerging markets in select nations that depend most on external financing, particularly Argentina, Turkey and Brazil.

Against a generally positive environment for global economic growth, a few distinct concerns have emerged in 2018. U.S. threats of protectionist trade policies and changes in U.S. foreign policy, particularly toward Iran, have led to political strains with long-time U.S. allies and trading partners. Rising interest rates globally have put pressure on the currencies of several emerging market nations. The world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.

We believe investors who maintain a long-term outlook and a properly diversified portfolio should continue to benefit from the global economic expansion in 2018. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2018	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.68)%
J.P. Morgan Emerging Markets Bond Index Global Diversified	(2.41)%
JPMorgan Emerging Markets Strategic Debt Composite Benchmark	0.41%

Net Assets as of 4/30/2018 (In Thousands)	$901,510
Duration as of 4/30/2018	4.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) seeks to provide total return.

INVESTMENT STRATEGY

The Fund invests primarily in emerging markets corporate and sovereign debt securities denominated in U.S., developed or emerging market currencies. The Fund bases security selection on a combination of macroeconomic research and bottom-up fundamental country analysis and uses futures contracts, options, derivatives and currency options to manage the portfolio’s duration and foreign exchange volatility.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class I Shares) had a negative absolute performance and outperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index”) for the six months ended April 30, 2018.

Relative to the Index, the Fund’s overweight allocation to local currency bonds in higher yielding markets, including Hungary, South Africa and Indonesia contributed to performance.

The Fund’s overweight positions in Ukraine, Chile and Brazil were the leading contributors to relative performance. Bonds in Ukraine rose amid improved gross domestic product data, progress in banking sector reforms and investor expectations for reforms to pension and land policies. Chile bonds benefitted from the country’s strong fiscal position, improved investor sentiment following elections in late 2017 and a rebound in global copper prices. In Brazil, the Fund benefitted from its allocation to utilities.

The Fund’s underweight positions in Poland, Russia and Mexico detracted from performance relative to the Index as bonds in those countries provided high yields and were less sensitive to interest rates movements elsewhere.

In terms of absolute performance, the Fund’s allocation to Latin America, particularly Ecuador and El Salvador, was a leading contributor to performance during the reporting period. Recent elections in El Salvador raised investor expectations for fiscal reforms in that country. Rising global oil prices during the reporting period provided support for bonds in Ecuador, an oil exporting nation.

The Fund’s allocation to Venezuela was the largest detractor from absolute performance, amid worsening economic conditions and increased civil unrest. The Fund’s allocation to Turkey also hurt absolute performance amid investor concerns about political events and fiscal policy. The Fund’s allocation to Argentina also detracted from performance as the country’s reliance on external financing left it vulnerable to rising borrowing costs.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return. At the end of the reporting period, the Fund was overweight in the currencies of China, Indonesia and the Czech Republic and underweight in the currencies of the Philippines, India and Poland. In terms of sovereign debt, the Fund was overweight in Turkey, Argentina and Russia and was underweight in the Philippines, China and Poland.

2	J.P. MORGAN FUNDS	APRIL 30, 2018

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	63.1%
Corporate Bonds	28.4
Options Purchased	0.4
Short-Term Investments	8.1

PORTFOLIO COMPOSITION BY COUNTRY***
Turkey	6.5%
Indonesia	5.9
Argentina	5.7
Kazakhstan	4.1
Lebanon	3.9
South Africa	3.9
Russia	3.9
Mexico	3.8
Brazil	3.7
Ukraine	2.5
El Salvador	2.4
Belarus	2.2
Egypt	2.0
Peru	1.8
Qatar	1.8
Sri Lanka	1.7
Nigeria	1.6
China	1.6
Oman	1.6
Colombia	1.6
Hungary	1.6
Serbia	1.5
Malaysia	1.5
Kenya	1.3
Bahrain	1.3
Ecuador	1.3
Chile	1.3
Mongolia	1.3
Azerbaijan	1.1
Uruguay	1.1
Angola	1.0
Iraq	1.0
Others (each less than 1.0%)	14.4
Short-Term Investments	8.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

APRIL 30, 2018	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
With Sales Charge**		(5.45)%	(2.67)%	(5.19)%	(3.15)%
Without Sales Charge		(1.81)	1.11	(4.47)	(2.51)
CLASS C SHARES	June 29, 2012
With CDSC***		(3.12)	(0.52)	(4.95)	(3.01)
Without CDSC		(2.12)	0.48	(4.95)	(3.01)
CLASS I SHARES	June 29, 2012	(1.68)	1.33	(4.24)	(2.28)
CLASS R2 SHARES	June 29, 2012	(1.96)	0.72	(4.72)	(2.77)
CLASS R5 SHARES	June 29, 2012	(1.58)	1.51	(4.04)	(2.08)
CLASS R6 SHARES	June 29, 2012	(1.67)	1.56	(4.00)	(2.04)

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective September 30, 2016, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Markets Strategic Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, Emerging Markets Strategic Debt Composite Benchmark and the Lipper Emerging Markets Local Currency Debt Funds Index from June 29, 2012 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Emerging Markets Strategic Debt Composite Benchmark does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of fund expenses, including sales charges if applicable. The performance of the Lipper Emerging Markets Local Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds and Eurobonds. The diversified index limits the exposure of some of the larger countries. The Emerging Markets Strategic Debt Composite Benchmark is comprised of unmanaged indices that include an equally weighted average of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The Lipper Emerging Markets Local Currency Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2018

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 27.2%
	Argentina — 1.7%
1,620	Arcor SAIC, Reg. S, 6.00%, 07/06/2023	1,677
359	Banco Macro SA, Reg. S, (USD Swap Semi 5 Year + 5.46%), 6.75%, 11/04/2026 (aa)	358
430	Generacion Mediterranea SA, 9.63%, 07/27/2023 (e)	465
	Pampa Energia SA,
620	Reg. S, 7.38%, 07/21/2023	645
870	Reg. S, 7.50%, 01/24/2027 (e)	881
2,080	Tecpetrol SA, 4.88%, 12/12/2022 (e)	2,012
	YPF SA,
540	6.95%, 07/21/2027 (e)	527
1,750	7.00%, 12/15/2047 (e)	1,561
4,200	Reg. S, 8.50%, 03/23/2021	4,551
2,050	Reg. S, 8.75%, 04/04/2024	2,243

		14,920

	Azerbaijan — 0.9%
	State Oil Co. of the Azerbaijan Republic,
467	Reg. S, 4.75%, 03/13/2023	465
7,470	Reg. S, 6.95%, 03/18/2030	8,016

		8,481

	Bahrain — 0.2%
1,650	Batelco International Finance No. 1 Ltd., Reg. S, 4.25%, 05/01/2020	1,607

	Brazil — 2.9%
2,170	Banco do Brasil SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.40%), 6.25%, 04/15/2024 (x) (y) (aa)	1,923
2,970	Cemig Geracao e Transmissao SA, 9.25%, 12/05/2024 (e)	3,204
610	CSN Resources SA, Reg. S, 6.50%, 07/21/2020	592
	Itau Unibanco Holding SA,
2,809	(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.98%), 6.13%, 12/12/2022 (e) (x) (y) (aa)	2,745
990	(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 6.50%, 03/19/2023 (e) (x) (y) (aa)	971
2,791	JSL Europe SA, 7.75%, 07/26/2024 (e)	2,805
1,770	Light Servicos de Eletricidade SA, 7.25%, 05/03/2023 (e)	1,785
	Petrobras Global Finance BV,
2,650	6.25%, 03/17/2024	2,773
1,193	8.38%, 05/23/2021	1,343
3,750	8.75%, 05/23/2026	4,406
560	Suzano Austria GmbH, 7.00%, 03/16/2047 (e)	623

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Brazil — continued
750	Votorantim Cimentos SA, Reg. S, 7.25%, 04/05/2041	814
	Vrio Finco 1 LLC,
410	6.25%, 04/04/2023 (e)	413
1,900	6.88%, 04/04/2028 (e)	1,898

		26,295

	Canada — 0.1%
1,100	Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/2025 (e)	1,048

	Chile — 0.6%
1,500	Corp. Nacional del Cobre de Chile, Reg. S, 4.50%, 09/16/2025	1,536
1,110	Empresa Electrica Angamos SA, Reg. S, 4.88%, 05/25/2029	1,075
600	Empresa Nacional del Petroleo, Reg. S, 3.75%, 08/05/2026	569
1,510	Geopark Ltd., 6.50%, 09/21/2024 (e)	1,503
660	VTR Finance BV, Reg. S, 6.88%, 01/15/2024	680

		5,363

	China — 1.5%
440	Baoxin Auto Finance I Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 12.62%), 8.75%, 12/15/2019 (x) (y) (aa)	450
470	CCCI Treasure Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.19%), 3.50%, 04/21/2020 (x) (y) (aa)	461
521	CDBL Funding 2, Reg. S, 3.00%, 08/01/2022	498
1,040	China Minmetals Corp., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%, 11/13/2022 (x) (y) (aa)	982
4,990	Fortune Star BVI Ltd., Reg. S, 5.25%, 03/23/2022	4,734
200	GOME Retail Holdings Ltd., Reg. S, 5.00%, 03/10/2020	196
200	Guangxi Communications Investment Group Co. Ltd., Reg. S, 3.00%, 11/04/2019	196
1,370	Hongkong International Qingdao Co. Ltd., Reg. S, 4.25%, 12/04/2022	1,332
200	Huarong Finance II Co. Ltd., Reg. S, 2.75%, 06/03/2019	198
1,270	Rock International Investment, Inc., Reg. S, 6.63%, 03/27/2020	1,126
800	Sinopec Group Overseas Development Ltd., Reg. S, 4.10%, 04/28/2045	739
1,000	Three Gorges Finance I Cayman Islands Ltd., Reg. S, 3.70%, 06/10/2025	979
450	Times China Holdings Ltd., Reg. S, 6.25%, 01/23/2020	450

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	China — continued
900	Top Wise Excellence Enterprise Co. Ltd., Reg. S, 6.00%, 03/16/2020	876
640	Vanke Real Estate Hong Kong Co. Ltd., Reg. S, 3.95%, 12/23/2019	642

		13,859

	Colombia — 0.6%
910	Banco GNB Sudameris SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.56%), 6.50%, 04/03/2027 (aa) (e)	917
	Ecopetrol SA,
2,340	5.38%, 06/26/2026	2,410
2,000	5.88%, 09/18/2023	2,128

		5,455

	Congo, Democratic Republic of the — 0.2%
1,389	HTA Group Ltd., 9.13%, 03/08/2022 (e)	1,455

	Costa Rica — 0.1%
1,000	Banco Nacional de Costa Rica, Reg. S, 5.88%, 04/25/2021	1,030

	Ecuador — 0.2%
	Petroamazonas EP,
310	4.63%, 02/16/2020 (e)	294
1,980	4.63%, 11/06/2020 (e)	1,831

		2,125

	Guatemala — 0.1%
670	Comunicaciones Celulares SA, Reg. S, 6.88%, 02/06/2024	696

	Hong Kong — 0.5%
1,050	Bank of East Asia Ltd. (The), Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%, 05/18/2022 (x) (y) (aa)	1,033
600	King Power Capital Ltd., Reg. S, 5.63%, 11/03/2024	639
1,030	Wing Lung Bank Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/2027 (aa)	990
1,950	WTT Investment Ltd., 5.50%, 11/21/2022 (e)	1,884

		4,546

	Hungary — 0.1%
600	MFB Magyar Fejlesztesi Bank Zrt.,
	Reg. S, 6.25%, 10/21/2020	638

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	India — 0.6%
929	Azure Power Energy Ltd., 5.50%, 11/03/2022 (e)	909
1,200	Greenko Dutch BV, 5.25%, 07/24/2024 (e)	1,148
900	IDBI Bank Ltd., Reg. S, 3.75%, 01/25/2019	899
1,480	JSW Steel Ltd., Reg. S, 5.25%, 04/13/2022	1,467
890	UPL Corp. Ltd., 3.25%, 10/13/2021 (e)	863

		5,286

	Indonesia — 1.2%
410	Listrindo Capital BV, Reg. S, 4.95%, 09/14/2026	383
1,358	Medco Platinum Road Pte. Ltd., 6.75%, 01/30/2025 (e)	1,295
	Minejesa Capital BV,
1,711	4.63%, 08/10/2030 (e)	1,628
1,900	5.63%, 08/10/2037 (e)	1,833
	Pertamina Persero PT,
2,100	Reg. S, 6.45%, 05/30/2044	2,318
1,200	Reg. S, 6.50%, 05/27/2041	1,324
1,100	Perusahaan Listrik Negara PT, Reg. S, 4.13%, 05/15/2027	1,034
1,180	Theta Capital Pte. Ltd., Reg. S, 7.00%, 04/11/2022	1,109

		10,924

	Israel — 0.4%
	Teva Pharmaceutical Finance Netherlands III BV,
1,430	3.15%, 10/01/2026	1,141
2,740	6.75%, 03/01/2028 (e)	2,703

		3,844

	Jamaica — 0.3%
	Digicel Group Ltd.,
1,620	Reg. S, 7.13%, 04/01/2022	1,320
1,030	Reg. S, 8.25%, 09/30/2020	925

		2,245

	Kazakhstan — 3.0%
6,930	Kazakhstan Temir Zholy Finance BV, Reg. S, 6.95%, 07/10/2042	7,582
2,910	Kazakhstan Temir Zholy National Co. JSC, 4.85%, 11/17/2027 (e)	2,888
	KazMunayGas National Co. JSC,
3,000	5.38%, 04/24/2030 (e)	2,992
6,800	Reg. S, 3.88%, 04/19/2022	6,715
600	Reg. S, 5.75%, 04/19/2047	574
450	Reg. S, 6.38%, 04/09/2021	482
1,700	6.38%, 10/24/2048 (e)	1,736
2,200	Reg. S, 7.00%, 05/05/2020	2,349

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Kazakhstan — continued
1,000	KazMunayGas National Co. PJSC, Reg. S, 4.75%, 04/19/2027	981
960	Nostrum Oil & Gas Finance BV, 8.00%, 07/25/2022 (e)	979

		27,278

	Kuwait — 0.1%
439	Kuwait Projects Co. SPC Ltd., Reg. S, 4.50%, 02/23/2027	423

	Mauritius — 0.3%
2,481	Liquid Telecommunications Financing plc, 8.50%, 07/13/2022 (e)	2,611

	Mexico — 3.1%
724	Banco Mercantil del Norte SA,
	Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 07/06/2022 (x) (y) (aa)	727
755	(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.35%), 7.63%, 01/10/2028 (e) (x) (y) (aa)	776
	Banco Nacional de Comercio Exterior SNC,
500	Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 08/11/2026 (aa)	488
500	Reg. S, 4.38%, 10/14/2025	496
1,610	BBVA Bancomer SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 01/18/2033 (aa) (e)	1,517
3,240	Cometa Energia SA de CV, 6.38%, 04/24/2035 (e)	3,163
2,070	Grupo Bimbo SAB de CV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.28%), 5.95%, 04/17/2023 (e) (x) (y) (aa)	2,074
1,210	Grupo KUO SAB de CV, 5.75%, 07/07/2027 (e)	1,177
1,830	Nemak SAB de CV, 4.75%, 01/23/2025 (e)	1,784
	Petroleos Mexicanos,
700	4.88%, 01/24/2022	712
6,300	5.38%, 03/13/2022	6,511
1,550	5.50%, 01/21/2021	1,605
1,349	(ICE LIBOR USD 3 Month + 3.65%), 5.72%, 03/11/2022 (aa)	1,469
5,143	6.75%, 09/21/2047	4,953
780	Reg. S, 6.35%, 02/12/2048	715

		28,167

	Morocco — 0.1%
900	OCP SA, Reg. S, 6.88%, 04/25/2044	970

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Nigeria — 0.4%
1,653	Fidelity Bank plc, 10.50%, 10/16/2022 (e)	1,681
1,720	IHS Netherlands Holdco BV, Reg. S, 9.50%, 10/27/2021	1,772

		3,453

	Norway — 0.1%
500	DNO ASA, Reg. S, 8.75%, 06/18/2020 (e)	515

	Panama — 0.1%
874	Banistmo SA, 3.65%, 09/19/2022 (e)	834

	Peru — 0.6%
800	Corp. Financiera de Desarrollo SA, Reg. S, 4.75%, 02/08/2022	815
1,000	Fondo MIVIVIENDA SA, Reg. S, 3.50%, 01/31/2023	975
1,238	Inkia Energy Ltd., 5.88%, 11/09/2027 (e)	1,182
660	Nexa Resources SA, 5.38%, 05/04/2027 (e)	661
	Petroleos del Peru SA,
730	4.75%, 06/19/2032 (e)	692
800	5.63%, 06/19/2047 (e)	778
460	Union Andina de Cementos SAA, Reg. S, 5.88%, 10/30/2021	472

		5,575

	Qatar — 1.3%
	ABQ Finance Ltd.,
5,770	Reg. S, 3.50%, 02/22/2022	5,561
760	Reg. S, 3.63%, 04/13/2021	748
1,650	Ooredoo Tamweel Ltd., Reg. S, 3.04%, 12/03/2018	1,650
3,228	Ras Laffan Liquefied Natural Gas Co. Ltd. II,
	Reg. S, 5.30%, 09/30/2020	3,293

		11,252

	Russia — 1.1%
1,910	Credit Bank of Moscow, Reg. S, (USD Swap Semi 5 Year + 5.42%), 7.50%, 10/05/2027 (aa)	1,646
1,500	GTLK Europe DAC, Reg. S, 5.13%, 05/31/2024	1,427
1,400	Russian Agricultural Bank OJSC, Reg. S, 8.50%, 10/16/2023	1,500
1,600	Sberbank of Russia, Reg. S, 6.13%, 02/07/2022	1,666
400	Sberbank of Russia Via SB Capital SA, Reg. S, 6.13%, 02/07/2022	416
1,900	Vnesheconombank, Reg. S, 6.03%, 07/05/2022	1,966
1,594	VTB Bank OJSC Via VTB Capital SA, Reg. S, 6.95%, 10/17/2022	1,638

		10,259

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	South Africa — 0.8%
	Eskom Holdings SOC Ltd.,
1,300	Reg. S, 5.75%, 01/26/2021	1,298
1,100	Reg. S, 6.75%, 08/06/2023	1,111
1,400	Reg. S, 7.13%, 02/11/2025	1,428
	Stillwater Mining Co.,
2,596	6.13%, 06/27/2022 (e)	2,599
713	7.13%, 06/27/2025 (e)	722
400	Transnet SOC Ltd., Reg. S, 4.00%, 07/26/2022	388

		7,546

	South Korea — 0.5%
4,080	Heungkuk Life Insurance Co. Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/2047 (aa)	3,805
1,060	Woori Bank, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%, 05/16/2022 (x) (y) (aa)	1,037

		4,842

	Sri Lanka — 0.0% (g)
400	National Savings Bank, Reg. S, 8.88%, 09/18/2018	406

	Trinidad and Tobago — 0.3%
2,900	Petroleum Co. of Trinidad & Tobago Ltd., Reg. S, 9.75%, 08/14/2019	3,052

	Tunisia — 0.1%
707	Republic of Banque Centrale de Tunisie,
	Reg. S, 5.75%, 01/30/2025	654

	Turkey — 1.8%
2,700	Akbank Turk A/S, (USD Swap Semi 5 Year + 4.03%), 6.80%, 04/27/2028 (aa) (e)	2,656
978	Petkim Petrokimya Holding A/S, 5.88%, 01/26/2023 (e)	934
1,650	QNB Finansbank A/S, Reg. S, 4.88%, 05/19/2022	1,578
1,502	Ronesans Gayrimenkul Yatirim A/S, 7.25%, 04/26/2023 (e)	1,470
752	TC Ziraat Bankasi A/S, 5.13%, 09/29/2023 (e)	719
1,610	Turkiye Garanti Bankasi A/S, Reg. S, (USD Swap Semi 5 Year + 4.22%), 6.13%, 05/24/2027 (aa)	1,556
	Turkiye Is Bankasi A/S,
670	Reg. S, 6.00%, 10/24/2022	652
1,570	6.13%, 04/25/2024 (e)	1,523
3,200	Turkiye Sise ve Cam Fabrikalari A/S,
	Reg. S, 4.25%, 05/09/2020	3,188
1,634	Yapi ve Kredi Bankasi A/S, 6.10%, 03/16/2023 (e)	1,603

		15,879

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ukraine — 0.5%
	State Savings Bank of Ukraine,
3,650	Reg. S, SUB, 9.38%, 03/10/2023	3,768
900	Reg. S, SUB, 9.63%, 03/20/2025	934

		4,702

	United Arab Emirates — 0.5%
2,751	EA Partners I BV, Reg. S, 6.88%, 09/28/2020	2,019
1,076	EA Partners II BV, Reg. S, 6.75%, 06/01/2021	764
2,000	ICD Sukuk Co. Ltd., Reg. S, 3.51%, 05/21/2020	1,977

		4,760

	Venezuela, Bolivarian Republic of — 0.3%
	Petroleos de Venezuela SA,
2,930	Reg. S, 5.38%, 04/12/2027 (d)	766
200	Reg. S, 5.50%, 04/12/2037 (d)	53
2,330	Reg. S, 6.00%, 11/15/2026 (d)	585
635	Reg. S, 8.50%, 10/27/2020 (d)	551
490	Reg. S, 9.00%, 11/17/2021 (d)	145
630	Reg. S, 9.75%, 05/17/2035 (d)	177
620	Reg. S, 12.75%, 02/17/2022 (d)	191

		2,468

	Total Corporate Bonds (Cost $252,374)	245,463

Foreign Government Securities — 60.4%
	Angola — 1.0%
	Republic of Angola,
4,613	Reg. S, 7.00%, 08/17/2019	4,695
3,700	Reg. S, 9.50%, 11/12/2025	4,158

		8,853

	Argentina — 3.8%
ARS 64,000	Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/2020	3,257
	Provincia de Buenos Aires,
1,899	7.88%, 06/15/2027 (e)	1,918
4,050	Reg. S, 9.95%, 06/09/2021	4,475
	Provincia de Cordoba,
670	7.13%, 08/01/2027 (e)	646
2,700	7.45%, 09/01/2024 (e)	2,781
500	Reg. S, 7.13%, 06/10/2021	524
1400	Reg. S, 7.45%, 09/01/2024	1,442
700	Provincia de Mendoza Argentina, Reg. S, 8.38%, 05/19/2024	735

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Argentina — continued
	Republic of Argentina,
1,000	4.63%, 01/11/2023	957
10,250	6.88%, 04/22/2021	10,742
475	6.88%, 01/11/2048	422
650	7.63%, 04/22/2046	627
2,383	8.28%, 12/31/2033	2,538
ARS1,900	15.50%, 10/17/2026	86
ARS 11,258	18.20%, 10/03/2021	523
2,386	Reg. S, 7.13%, 06/28/2117	2,114
8,625	VAR, 0.00%, 12/15/2035 (aa)	720

		34,507

	Armenia — 0.3%
	Republic of Armenia,
200	Reg. S, 6.00%, 09/30/2020	204
2,500	Reg. S, 7.15%, 03/26/2025	2,672

		2,876

	Azerbaijan — 0.1%
1,033	Republic of Azerbaijan,
	Reg. S, 4.75%, 03/18/2024	1,029

	Bahrain — 1.1%
	Kingdom of Bahrain,
1,500	Reg. S, 5.50%, 03/31/2020	1,498
846	Reg. S, 5.88%, 01/26/2021	850
7,400	Reg. S, 6.13%, 07/05/2022	7,419

		9,767

	Belarus — 2.1%
	Republic of Belarus,
3,711	6.20%, 02/28/2030 (e)	3,576
1,430	6.88%, 02/28/2023	1,496
4,710	7.63%, 06/29/2027 (e)	5,063
3,640	Reg. S, 6.88%, 02/28/2023 (e)	3,808
4,479	Reg. S, 7.63%, 06/29/2027	4,815

		18,758

	Bermuda — 0.2%
1,300	Republic of Bermuda,
	Reg. S, 4.85%, 02/06/2024	1,357

	Brazil — 0.7%
	Federative Republic of Brazil,
4,250	6.00%, 04/07/2026	4,586
1,120	8.25%, 01/20/2034	1,387

		5,973

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Chile — 0.6%
CLP 130	BONOS TESORERIA GENL, 2.00%, 03/01/2035	5,588

	Colombia — 0.9%
	Republic of Colombia,
2,100	3.88%, 04/25/2027	2,029
1,100	4.50%, 01/28/2026	1,121
3,600	5.00%, 06/15/2045	3,551
1,200	7.38%, 09/18/2037	1,518

		8,219

	Costa Rica — 0.4%
1,100	Instituto Costarricense de Electricidad, Reg. S, 6.38%, 05/15/2043	947
	Republic of Costa Rica,
500	Reg. S, 4.25%, 01/26/2023	478
1,616	Reg. S, 4.38%, 04/30/2025	1,505
1,000	Reg. S, 7.00%, 04/04/2044	995

		3,925

	Croatia — 0.7%
	Republic of Croatia,
1,391	Reg. S, 6.00%, 01/26/2024	1,514
1,600	Reg. S, 6.38%, 03/24/2021	1,714
787	Reg. S, 6.63%, 07/14/2020	838
1,900	Reg. S, 6.75%, 11/05/2019	1,993

		6,059

	Dominican Republic — 0.9%
	Government of Dominican Republic,
450	6.50%, 02/15/2048 (e)	447
1,200	Reg. S, 5.88%, 04/18/2024	1,240
4,800	Reg. S, 6.88%, 01/29/2026	5,184
1,000	Reg. S, 7.45%, 04/30/2044	1,095

		7,966

	Ecuador — 1.0%
	Republic of Ecuador,
1,570	8.75%, 06/02/2023	1,535
2,200	8.88%, 10/23/2027 (e)	2,062
600	Reg. S, 7.95%, 06/20/2024	561
1,100	Reg. S, 8.75%, 06/02/2023 (e)	1,075
2,500	Reg. S, 10.50%, 03/24/2020	2,569
1,200	Reg. S, 10.75%, 03/28/2022	1,260

		9,062

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Egypt — 2.0%
	Republic of Egypt,
EUR 1,680	4.75%, 04/16/2026 (e)	2,019
EUR 1,630	5.63%, 04/16/2030 (e)	1,937
4,350	Reg. S, 5.75%, 04/29/2020	4,448
3,000	Reg. S, 5.88%, 06/11/2025	2,940
2,750	Reg. S, 6.13%, 01/31/2022	2,822
2,200	Reg. S, 7.50%, 01/31/2027	2,318
1,060	Reg. S, 8.50%, 01/31/2047	1,134

		17,618

	El Salvador — 2.3%
	Republic of El Salvador,
2,940	Reg. S, 5.88%, 01/30/2025	2,878
866	Reg. S, 6.38%, 01/18/2027	855
4,378	Reg. S, 7.38%, 12/01/2019	4,531
3,527	Reg. S, 7.63%, 02/01/2041	3,668
6,075	Reg. S, 7.65%, 06/15/2035	6,326
1,470	Reg. S, 7.75%, 01/24/2023	1,580
1,158	Reg. S, 8.25%, 04/10/2032	1,277

		21,115

	Ethiopia — 0.2%
1,500	Republic of Ethiopia, Reg. S, 6.63%, 12/11/2024	1,513

	Gabon — 0.4%
	Republic of Gabonese,
1,951	Reg. S, 6.38%, 12/12/2024	1,897
1,941	Reg. S, 6.95%, 06/16/2025	1,929

		3,826

	Ghana — 0.2%
	Republic of Ghana,
2,000	Reg. S, 8.13%, 01/18/2026	2,133

	Honduras — 0.1%
	Republic of Honduras,
1,000	Reg. S, 8.75%, 12/16/2020	1,091

	Hungary — 1.4%
	Republic of Hungary,
1,600	5.38%, 02/21/2023	1,712
2,500	5.38%, 03/25/2024	2,684
4,324	5.75%, 11/22/2023	4,713
3,600	6.38%, 03/29/2021	3,875

		12,984

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Indonesia — 4.4%
	Republic of Indonesia,
IDR 35,025,000	6.13%, 05/15/2028	2,372
IDR 62,512,000	7.00%, 05/15/2022	4,573
IDR 25,500,000	7.00%, 05/15/2027	1,844
IDR 58,500,000	7.50%, 08/15/2032	4,276
IDR 37,000,000	7.50%, 05/15/2038	2,673
IDR 13,583,000	8.25%, 07/15/2021	1,027
IDR 86,089,000	8.25%, 05/15/2036	6,673
IDR 1,302,000	8.38%, 03/15/2024	101
IDR 60,511,000	9.00%, 03/15/2029	4,976
1,400	Reg. S, 4.13%, 01/15/2025	1,393
2,300	Reg. S, 4.35%, 01/08/2027	2,300
1,000	Reg. S, 5.88%, 01/15/2024	1,086
300	Reg. S, 5.95%, 01/08/2046	340
1,600	Reg. S, 6.63%, 02/17/2037	1,904
3,300	Reg. S, 6.75%, 01/15/2044	4,084

		39,622

	Iraq — 1.0%
	Republic of Iraq,
5,387	Reg. S, 5.80%, 01/15/2028	5,064
3,620	Reg. S, 6.75%, 03/09/2023	3,606

		8,670

	Ivory Coast — 0.7%
	Republic of Cote d’Ivoire,
EUR 3,430	5.25%, 03/22/2030 (e)	4,194
EUR 470	6.63%, 03/22/2048 (e)	572
400	Reg. S, 5.38%, 07/23/2024	392
1,323	Reg. S, SUB, 5.75%, 12/31/2032	1,267

		6,425

	Jamaica — 0.5%
	Government of Jamaica,
1,400	6.75%, 04/28/2028	1,540
335	8.00%, 06/24/2019	343
2,011	8.00%, 03/15/2039	2,353

		4,236

	Kazakhstan — 0.9%
	Republic of Kazakhstan,
KZT 1,416,000	Zero Coupon, 03/15/2019 (e) (bb)	4,015
752	Reg. S, 3.88%, 10/14/2024	754
1,100	Reg. S, 4.88%, 10/14/2044	1,078
1,500	Reg. S, 5.13%, 07/21/2025	1,596
600	Reg. S, 6.50%, 07/21/2045	713

		8,156

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Kenya — 1.3%
	Republic of Kenya,
540	7.25%, 02/28/2028 (e)	556
1,020	8.25%, 02/28/2048 (e)	1,051
3,130	Reg. S, 5.88%, 06/24/2019	3,173
6,500	Reg. S, 6.88%, 06/24/2024	6,719

		11,499

	Lebanon — 3.8%
	Republic of Lebanon,
1,570	6.15%, 06/19/2020	1,552
3,250	6.25%, 05/27/2022	3,110
8,404	6.38%, 03/09/2020	8,383
825	Reg. S, 5.15%, 06/12/2018	823
2,400	Reg. S, 5.15%, 11/12/2018	2,394
4,365	Reg. S, 5.45%, 11/28/2019	4,294
1,200	Reg. S, 5.80%, 04/14/2020	1,177
2,640	Reg. S, 6.00%, 05/20/2019	2,633
2,800	Reg. S, 6.10%, 10/04/2022	2,667
1,220	Reg. S, 6.20%, 02/26/2025	1,118
2,229	Reg. S, 6.60%, 11/27/2026	2,009
3,806	Reg. S, 8.25%, 04/12/2021	3,887

		34,047

	Macedonia, the Former Yugoslav Republic of — 0.1%
EUR 632	Former Yugoslav Republic of Macedonia, 2.75%, 01/18/2025 (e)	756

	Malaysia — 1.4%
1,000	1MDB Global Investments Ltd., Reg. S, 4.40%, 03/09/2023	949
	Malaysia Government Bond,
MYR 30,500	3.44%, 02/15/2021	7,700
MYR 15,950	3.49%, 03/31/2020	4,048

		12,697

	Mexico — 0.5%
	United Mexican States,
1,300	4.15%, 03/28/2027	1,279
1,000	4.60%, 01/23/2046	914
1,570	5.55%, 01/21/2045	1,647
400	5.75%, 10/12/2110	392

		4,232

	Mongolia — 1.2%
	Mongolia Government Bond,
1,800	5.63%, 05/01/2023 (e)	1,748
200	8.75%, 03/09/2024 (e)	222
2,659	8.75%, 03/09/2024	2,945
3,915	Reg. S, 5.13%, 12/05/2022	3,763
1,900	Reg. S, 10.88%, 04/06/2021	2,168

		10,846

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Montenegro — 0.2%
EUR 1,750	Republic of Montenegro, 3.38%, 04/21/2025 (e)	2,097

	Morocco — 0.7%
6,140	Kingdom of Morocco, Reg. S, 5.50%, 12/11/2042	6,378

	Nigeria — 1.2%
	Republic of Nigeria,
850	6.50%, 11/28/2027 (e)	856
5,240	7.63%, 11/28/2047 (e)	5,273
1,482	7.70%, 02/23/2038 (e)	1,524
1,400	Reg. S, 6.50%, 11/28/2027	1,411
800	Reg. S, 6.75%, 01/28/2021	840
500	Reg. S, 7.70%, 02/23/2038	514

		10,418

	Oman — 1.5%
	Oman Government Bond,
5,090	6.75%, 01/17/2048 (e)	4,797
1,000	Reg. S, 4.13%, 01/17/2023	951
2,300	Reg. S, 4.75%, 06/15/2026	2,145
1,100	Reg. S, 5.38%, 03/08/2027	1,048
5,149	Reg. S, 6.50%, 03/08/2047	4,776

		13,717

	Pakistan — 0.6%
5,060	Republic of Pakistan, Reg. S, 7.25%, 04/15/2019	5,157

	Panama — 0.6%
	Republic of Panama,
700	4.50%, 05/15/2047	686
2,000	6.70%, 01/26/2036	2,470
1,400	9.38%, 04/01/2029	1,988

		5,144

	Paraguay — 0.4%
	Republic of Paraguay,
1,100	Reg. S, 5.00%, 04/15/2026	1,117
1,697	Reg. S, 6.10%, 08/11/2044	1,790
800	Republic of Uruguay, 5.60%, 03/13/2048 (e)	796

		3,703

	Peru — 1.1%
	Republic of Peru,
PEN 16,631	6.35%, 08/12/2028	5,559
1,300	8.75%, 11/21/2033	1,911
PEN 7,723	Reg. S, 6.15%, 08/12/2032 (e)	2,483

		9,953

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Qatar — 0.5%
4,190	State of Qatar, 5.10%, 04/23/2048 (e)	4,153

	Romania — 0.4%
	Republic of Romania,
2,750	Reg. S, 4.38%, 08/22/2023	2,791
800	Reg. S, 4.88%, 01/22/2024	830

		3,621

	Russia — 2.6%
	Russian Federation,
RUB 576,900	7.70%, 03/23/2033	9,367
RUB 518,860	7.75%, 09/16/2026	8,542
1,800	Reg. S, 4.88%, 09/16/2023	1,859
3,200	Reg. S, 5.88%, 09/16/2043	3,464

		23,232

	Senegal — 0.2%
	Republic of Senegal,
923	6.75%, 03/13/2048 (e)	872
910	Reg. S, 6.25%, 05/23/2033	878

		1,750

	Serbia — 1.4%
	Republic of Serbia,
6,675	Reg. S, 4.88%, 02/25/2020	6,792
5,580	Reg. S, 7.25%, 09/28/2021	6,159

		12,951

	South Africa — 2.9%
	Republic of South Africa,
1,200	4.30%, 10/12/2028	1,099
600	5.00%, 10/12/2046	529
900	5.38%, 07/24/2044	837
1,000	5.50%, 03/09/2020	1,034
600	5.88%, 05/30/2022	639
1,400	5.88%, 09/16/2025	1,466
800	6.25%, 03/08/2041	832
ZAR 127,400	6.50%, 02/28/2041	7,741
ZAR 155,033	8.75%, 02/28/2048	12,052

		26,229

	Sri Lanka — 1.5%
	Republic of Sri Lanka,
4,580	5.75%, 04/18/2023 (e)	4,554
600	6.20%, 05/11/2027 (e)	579
4,200	Reg. S, 6.25%, 10/04/2020	4,330
2,200	Reg. S, 6.25%, 07/27/2021	2,263
300	Reg. S, 6.83%, 07/18/2026	304
1,800	Reg. S, 6.85%, 11/03/2025	1,838

		13,868

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Tajikistan — 0.0% (g)
320	Republic of Tajikistan International Bond, 7.13%, 09/14/2027 (e)	296

	Turkey — 4.5%
700	Export Credit Bank of Turkey, Reg. S, 5.38%, 10/24/2023	683
	Republic of Turkey,
4,900	4.88%, 04/16/2043	3,908
2,100	6.00%, 03/25/2027	2,110
1,700	6.00%, 01/14/2041	1,562
1,000	6.25%, 09/26/2022	1,050
3,200	6.63%, 02/17/2045	3,124
1,700	7.38%, 02/05/2025	1,866
TRY 96,200	9.40%, 07/08/2020	21,693
TRY 19,300	11.00%, 02/24/2027	4,426

		40,422

	Ukraine — 1.9%
	Republic of Ukraine,
6,432	Reg. S, 7.75%, 09/01/2020	6,683
2,276	Reg. S, 7.75%, 09/01/2021	2,350
1,200	Reg. S, 7.75%, 09/01/2024	1,197
729	Reg. S, 7.75%, 09/01/2025	723
700	Reg. S, 7.75%, 09/01/2027	686
4,924	Ukreximbank Via Biz Finance plc, Reg. S, 9.63%, 04/27/2022	5,090

		16,729

	Uruguay — 1.0%
	Republic of Uruguay,
1,900	4.38%, 10/27/2027	1,910
1,910	4.98%, 04/20/2055	1,819
2,800	5.10%, 06/18/2050	2,751
2,200	7.88%, 01/15/2033	2,874

		9,354

	Venezuela, Bolivarian Republic of — 0.4%
	Republic of Venezuela,
310	Reg. S, 6.00%, 12/09/2020 (d)	87
1,030	Reg. S, 7.65%, 04/21/2025 (d)	286
521	Reg. S, 7.75%, 10/13/2019 (d)	151
2,800	Reg. S, 8.25%, 10/13/2024 (d)	791
4,930	Reg. S, 9.00%, 05/07/2023 (d)	1,405
2,730	Reg. S, 9.25%, 05/07/2028 (d)	771
170	Reg. S, 11.75%, 10/21/2026 (d)	52
620	Reg. S, 12.75%, 08/23/2022 (d)	194

		3,737

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Vietnam — 0.1%
1,100	Republic of Vietnam, Reg. S, 4.80%, 11/19/2024	1,119

	Zambia — 0.5%
	Republic of Zambia,
3,450	Reg. S, 5.38%, 09/20/2022	3,165
1,600	Reg. S, 8.97%, 07/30/2027	1,604

		4,769

	Total Foreign Government Securities (Cost $560,963)	544,202

Options Purchased — 0.4%
	Call Options — 0.3%
	United States — 0.3%
44,451	Foreign Exchange CNH/USD, 07/27/2018 at USD 6.50, Vanilla, European Style (a) Notional Amount: USD 44,451 Counterparty: Goldman Sachs International	128
40,778	Foreign Exchange INR/USD, 07/03/2018 at USD 67.60, Vanilla, European Style (a) Notional Amount : USD 40,778 Counterparty: Merrill Lynch International	245
40,342	Foreign Exchange PLN/USD, 06/20/2018 at USD 3.58, Vanilla, European Style (a) Notional Amount: USD 40,342 Counterparty: Goldman Sachs International	230
39,677	Foreign Exchange RUB/USD, 06/01/2018 at USD 60.31, Vanilla, European Style (a) Notional Amount: USD 39,677 Counterparty: Citibank, NA	1,876

	Total Call Options Purchased	2,479

	Put Options — 0.1%
	Australia — 0.1%
50,422	Foreign Exchange JPY/AUD, 05/01/2018 at USD 83.55, Vanilla, European Style (a) Notional Amount: USD 50,422 Counterparty: Goldman Sachs International	593

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Australia — continued
50,570	Foreign Exchange USD/AUD, 05/11/2018 at USD 0.75, Vanilla, European Style (a) Notional Amount: USD 50,570 Counterparty: Merrill Lynch International	207

		800

	European Union — 0.0% (g)
36,557	Foreign Exchange USD/EUR, 06/29/2018 at USD 1.19, Vanilla, European Style (a) Notional Amount: USD 36,557 Counterparty: Citibank, NA	188

	Total Put Options Purchased	988

	Total Options Purchased (Cost $1,512)	3,467

Short-Term Investments — 7.7%
	Foreign Government Treasury Bill — 0.4%
NGN 1,342,000	Nigerian Treasury Bills, 18.99%, 06/14/2018 (n) (Cost $3,645)	3,669

SHARES
	Investment Company — 7.3%
66,203	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.84% (b) (l) (Cost $66,200)	66,210

	Total Short-Term Investments (Cost $69,845)	69,879

	Total Investments — 95.7% (Cost $884,694)	863,011
	Other Assets in Excess of Liabilities — 4.3%	38,499

	NET ASSETS — 100.0%	$901,510

Percentages indicated are based on net assets.

Futures contracts outstanding as of April 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
Euro-Bund	(53)	06/2018	EUR	(10,160)	(66)
Euro-Schatz	(339)	06/2018	EUR	(45,815)	(52)
U.S. Treasury 10 Year Note	(118)	06/2018	USD	(14,106)	(18)

					(136)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	13

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

Forward foreign currency exchange contracts outstanding as of April 30, 2018:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
IDR	7,424,840	USD	532	Standard Chartered Bank**	5/18/2018	1
TRY	15,615	USD	3,748	HSBC Bank, NA	5/18/2018	76
USD	545	AUD	719	Merrill Lynch International	5/18/2018	3
USD	3,970	AUD	5,119	State Street Corp.	5/18/2018	116
USD	4,350	COP	12,012,278	Credit Suisse International**	5/18/2018	74
USD	4,007	EUR	3,256	Credit Suisse International	5/18/2018	70
USD	4,120	EUR	3,325	Goldman Sachs International	5/18/2018	100
USD	3,957	INR	258,996	Goldman Sachs International**	5/18/2018	68
USD	4,785	INR	317,311	Standard Chartered Bank**	5/18/2018	21
RUB	528,763	USD	8,210	Citibank, NA**	6/4/2018	151
RUB	522,072	USD	8,210	Credit Suisse International**	6/4/2018	46
CNH	100,742	USD	15,806	Deutsche Bank AG**	6/19/2018	102
COP	17,039,976	USD	5,975	Citibank, NA**	6/19/2018	87
COP	17,076,550	USD	5,975	Credit Suisse International**	6/19/2018	100
EGP	145,181	USD	7,953	Citibank, NA**	6/19/2018	202
TRY	5,831	USD	1,391	BNP Paribas	6/19/2018	22
USD	3,983	ARS	84,828	Deutsche Bank AG**	6/19/2018	18
USD	20,227	BRL	66,876	Goldman Sachs International**	6/19/2018	1,228
USD	14,518	CLP	8,762,489	Credit Suisse International**	6/19/2018	234
USD	8,012	CLP	4,798,598	Goldman Sachs International**	6/19/2018	190
USD	11,843	EUR	9,503	Royal Bank of Canada	6/19/2018	324
USD	7,915	EUR	6,330	State Street Corp.	6/19/2018	242
USD	20,006	JPY	2,117,746	HSBC Bank, NA	6/19/2018	569
USD	9,250	MXN	174,048	Goldman Sachs International	6/19/2018	15
USD	2,700	MXN	50,481	HSBC Bank, NA	6/19/2018	22
USD	7,908	MYR	31,063	Standard Chartered Bank**	6/19/2018	4
USD	15,711	PLN	53,416	HSBC Bank, NA	6/19/2018	481
USD	13,835	RUB	795,036	Goldman Sachs International**	6/19/2018	1,284
USD	5,019	RUB	291,393	Merrill Lynch International**	6/19/2018	419
USD	4,044	SGD	5,321	State Street Corp.	6/19/2018	27
USD	12,107	THB	380,528	Goldman Sachs International	6/19/2018	33
USD	3,716	TRY	14,609	BNP Paribas	6/19/2018	174
USD	12,563	TRY	51,395	HSBC Bank, NA	6/19/2018	102
USD	14,918	ZAR	179,479	Goldman Sachs International	6/19/2018	614
USD	7,772	ZAR	94,291	Standard Chartered Bank	6/19/2018	256
USD	2,449	ZAR	29,525	State Street Corp.	6/19/2018	96
USD	1,354	IDR	18,785,964	Deutsche Bank AG**	6/20/2018	12
USD	3,799	IDR	53,060,607	Merrill Lynch International**	6/20/2018	9
USD	8,536	EUR	6,896	Australia & New Zealand Banking Group Ltd.	7/19/2018	156
USD	4,087	EUR	3,292	State Street Corp.	7/19/2018	86

Total unrealized appreciation						7,834

CLP	2,595,896	USD	4,350	Credit Suisse International**	5/18/2018	(118)
CNH	3,811	USD	607	Citibank, NA**	5/18/2018	(4)
CNH	25,901	USD	4,103	Goldman Sachs International**	5/18/2018	(7)
CNH	24,794	USD	3,941	State Street Corp.**	5/18/2018	(20)
CZK	84,308	USD	4,126	State Street Corp.	5/18/2018	(145)
EUR	3,256	USD	4,043	Citibank, NA	5/18/2018	(106)
IDR	54,170,756	USD	3,927	Merrill Lynch International**	5/18/2018	(42)
MXN	80,003	USD	4,344	Goldman Sachs International	5/18/2018	(78)
THB	126,243	USD	4,042	Merrill Lynch International	5/18/2018	(40)
TWD	137,735	USD	4,704	Citibank, NA**	5/18/2018	(47)
TWD	117,372	USD	4,027	Goldman Sachs International**	5/18/2018	(58)
USD	4,263	MXN	80,003	Credit Suisse International	5/18/2018	(4)
USD	4,250	PHP	221,894	Citibank, NA**	5/18/2018	(42)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2018

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	520	PHP	27,186	Deutsche Bank AG**	5/18/2018	(5)
USD	3,895	PHP	203,157	Merrill Lynch International**	5/18/2018	(34)
USD	3,723	TRY	15,615	Goldman Sachs International	5/18/2018	(101)
USD	2,047	TRY	8,404	HSBC Bank, NA	5/18/2018	(11)
BRL	29,958	USD	9,018	Credit Suisse International**	6/19/2018	(507)
BRL	36,917	USD	11,259	Goldman Sachs International**	6/19/2018	(771)
CLP	4,798,598	USD	7,930	Credit Suisse International**	6/19/2018	(108)
CNH	51,054	USD	8,125	HSBC Bank, NA**	6/19/2018	(63)
CNH	11,481	USD	1,826	Societe Generale**	6/19/2018	(13)
CZK	155,662	USD	7,556	Deutsche Bank AG	6/19/2018	(192)
CZK	3,869	USD	189	HSBC Bank, NA	6/19/2018	(6)
EUR	15,833	USD	19,613	Standard Chartered Bank	6/19/2018	(421)
INR	382,883	USD	5,805	Merrill Lynch International**	6/19/2018	(79)
JPY	1,267,216	USD	12,153	Credit Suisse International	6/19/2018	(522)
JPY	850,530	USD	8,098	Royal Bank of Canada	6/19/2018	(292)
MXN	373,198	USD	20,114	Goldman Sachs International	6/19/2018	(313)
PLN	53,416	USD	15,653	Royal Bank of Canada	6/19/2018	(423)
RUB	267,865	USD	4,248	Citibank, NA**	6/19/2018	(20)
RUB	89,508	USD	1,416	Credit Suisse International**	6/19/2018	(3)
RUB	91,667	USD	1,478	Goldman Sachs International**	6/19/2018	(31)
SGD	5,321	USD	4,070	Credit Suisse International	6/19/2018	(53)
THB	380,528	USD	12,195	Barclays Bank plc	6/19/2018	(121)
TRY	5,320	USD	1,300	Deutsche Bank AG	6/19/2018	(10)
TRY	17,469	USD	4,263	Goldman Sachs International	6/19/2018	(28)
USD	16,892	CNH	107,018	HSBC Bank, NA**	6/19/2018	(7)
USD	11,910	COP	34,116,526	Credit Suisse International**	6/19/2018	(228)
USD	3,915	EGP	69,962	Citibank, NA**	6/19/2018	(15)
USD	5,706	INR	382,883	Citibank, NA**	6/19/2018	(19)
USD	7,886	MXN	148,669	Credit Suisse International	6/19/2018	(3)
USD	17,780	TRY	74,046	HSBC Bank, NA	6/19/2018	(172)
ZAR	110,900	USD	8,890	Citibank, NA	6/19/2018	(51)
ZAR	50,738	USD	4,183	National Australia Bank Ltd.	6/19/2018	(139)
IDR	45,463,319	USD	3,274	Deutsche Bank AG**	6/20/2018	(26)
USD	1,653	IDR	23,355,590	Goldman Sachs International**	6/20/2018	(15)
USD	12,909	IDR	182,016,369	Standard Chartered Bank**	6/20/2018	(93)
KZT	1,630,310	USD	4,888	Citibank, NA**	10/24/2018	(50)

Total unrealized depreciation						(5,656)

Net unrealized appreciation						2,178

Written Call Options Contracts as of April 30, 2018:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
Foreign Exchange INR/USD	Exchange Traded	40,778	USD 40,778	INR 67.60	7/3/2018	(245)

						(245)

Written Put Options Contracts as of April 30, 2018:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
Foreign Exchange JPY/AUD	Exchange Traded	25,211	USD 25,211	JPY 83.55	5/1/2018	(297)
Foreign Exchange JPY/AUD	Exchange Traded	25,211	USD 25,211	JPY 83.55	5/1/2018	(296)
Foreign Exchange USD/AUD	Exchange Traded	50,570	USD 50,570	USD 0.75	5/11/2018	(207)

						(800)

Total Written Options Contracts (Premiums Received $762)						(1,045)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	15

JPMorgan Emerging Markets Strategic Debt Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CLP	— Chilean Peso
CNH	— China Renminbi
COP	— Colombian Peso
CZK	— Czech Republic Koruna
EGP	— Egyptian Pound
EUR	— Euro
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KZT	— Kazakhstan Tenge
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigerian Naira
PEN	— Peru Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

RUB	— Russian Ruble
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2018.
TRY	— Turkish Lira
TWD	— Taiwan Dollar

USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2018.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of April 30, 2018.
(n)	— The rate shown is the effective yield as of April 30, 2018.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2018.

(y)	— Security is an interest bearing note with preferred security characteristics.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2018.
(bb)	— Security has been valued using significant unobservable inputs.
**	— Non-Deliverable Forward. See Note 2.c.3 in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2018	J.P. MORGAN FUNDS	17

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

JPMorgan Emerging Markets Strategic Debt Fund
ASSETS:
Investments in non-affiliates, at value	$793,334
Investments in affiliates, at value	66,210
Options purchased, at value	3,467
Cash	2,694
Foreign currency, at value	3,356
Deposits at broker for futures contracts	355
Receivables:
Due from custodian	2,715
Investment securities sold	6,607
Fund shares sold	18,163
Interest and dividends from non-affiliates	11,073
Dividends from affiliates	81
Tax reclaims	17
Unrealized appreciation on forward foreign currency exchange contracts	7,834

Total Assets	915,906

LIABILITIES:
Payables:
Investment securities purchased	6,515
Fund shares redeemed	109
Variation margin on futures contracts	104
Unrealized depreciation on forward foreign currency exchange contracts	5,656
Outstanding options written, at fair value	1,045
Accrued liabilities:
Investment advisory fees	436
Administration fees	28
Distribution fees	21
Service fees	24
Custodian and accounting fees	52
Collateral management fees	5
Trustees’ and Chief Compliance Officer’s fees	11
Deferred foreign capital gains tax	43
Other	347

Total Liabilities	14,396

Net Assets	$901,510

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2018

JPMorgan Emerging Markets Strategic Debt Fund
NET ASSETS:
Paid-in-Capital	$944,938
Accumulated undistributed (distributions in excess of) net investment income	2,342
Accumulated net realized gains (losses)	(25,683)
Net unrealized appreciation (depreciation)	(20,087)

Total Net Assets	$901,510

Net Assets:
Class A	$124,666
Class C	100
Class I	22,521
Class R2	27
Class R5	21
Class R6	754,175

Total	$901,510

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	15,592
Class C	13
Class I	2,795
Class R2	3
Class R5	2
Class R6	92,725

Net Asset Value (a):
Class A — Redemption price per share	$8.00
Class C — Offering price per share (b)	7.85
Class I — Offering and redemption price per share	8.06
Class R2 — Offering and redemption price per share	7.92
Class R5 — Offering and redemption price per share	8.12
Class R6 — Offering and redemption price per share	8.13
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.31

Cost of investments in non-affiliates	$816,982
Cost of investments in affiliates	66,200
Cost of options purchased	1,512
Cost of foreign currency	3,415
Premiums received from options written	762

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20,841
Interest income from affiliates	4
Dividend income from non-affiliates	24
Dividend income from affiliates	235
Foreign taxes withheld	(139)

Total investment income	20,965

EXPENSES:
Investment advisory fees	2,630
Administration fees	305
Distribution fees:
Class A	101
Class C	1
Class R2	—	(a)
Service fees:
Class A	101
Class C	—	(a)
Class I	16
Class R2	—	(a)
Class R5	—	(a)
Custodian and accounting fees	74
Interest expense to affiliates	3
Professional fees	19
Collateral management fees	14
Trustees’ and Chief Compliance Officer’s fees	6
Printing and mailing costs	7
Registration and filing fees	22
Transfer agency fees (See Note 2.F.)	5
Other	7

Total expenses	3,311

Less fees waived	(489)
Less expense reimbursements	(2)

Net expenses	2,820

Net investment income (loss)	18,145

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2018

	JPMorgan Emerging Markets Strategic Debt Fund

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(4,489	)(a)
Investments in affiliates	(196)
Options purchased	(1,129)
Futures contracts	(192)
Foreign currency transactions	(931)
Forward foreign currency exchange contracts	(2,970)
Options written	594
Swaps	679

Net realized gain (loss)	(8,634)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(30,241	)(b)
Investments in affiliates	10
Options purchased	2,157
Futures contracts	(184)
Foreign currency translations	(95)
Forward foreign currency exchange contracts	2,710
Options written	(332)
Swaps	106

Change in net unrealized appreciation/depreciation	(25,869)

Net realized/unrealized gains (losses)	(34,503)

Change in net assets resulting from operations	$(16,358)

(a)	Net of foreign capital gains tax of approximately $(8,000).
(b)	Net of change in foreign capital gains tax of approximately $(13,000).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	21

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,145	$15,091
Net realized gain (loss)	(8,634)	(2,292)
Change in net unrealized appreciation/depreciation	(25,869)	7,153

Change in net assets resulting from operations	(16,358)	19,952

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,737)	(1,069)
Class C
From net investment income	(4)	(4)
Class I
From net investment income	(298)	(333)
Class R2
From net investment income	— (a)	— (a)
Class R5
From net investment income	(1)	(1)
Class R6
From net investment income	(14,420)	(12,532)

Total distributions to shareholders	(16,460)	(13,939)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	273,315	573,874

NET ASSETS:
Change in net assets	240,497	579,887
Beginning of period	661,013	81,126

End of period	$901,510	$661,013

Accumulated undistributed (distributions in excess of) net investment income	$2,342	$657

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2018

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$63,340	$79,092
Distributions reinvested	1,737	1,069
Cost of shares redeemed	(12,362)	(5,873)

Change in net assets resulting from Class A capital transactions	$52,715	$74,288

Class C
Proceeds from shares issued	$— (a)	$273
Distributions reinvested	4	4
Cost of shares redeemed	(197)	(26)

Change in net assets resulting from Class C capital transactions	$(193)	$251

Class I
Proceeds from shares issued	$22,152	$12,733
Distributions reinvested	298	333
Cost of shares redeemed	(11,569)	(4,790)

Change in net assets resulting from Class I capital transactions	$10,881	$8,276

Class R2
Proceeds from shares issued	$7	$—	(a)
Distributions reinvested	— (a)	—	(a)
Cost of shares redeemed	— (a)	—	(a)

Change in net assets resulting from Class R2 capital transactions	$7	$—	(a)

Class R5
Proceeds from shares issued	$—	$—	(a)
Distributions reinvested	1	1
Cost of shares redeemed	—	—	(a)

Change in net assets resulting from Class R5 capital transactions	$1	$1

Class R6
Proceeds from shares issued	$202,997	$504,216
Distributions reinvested	14,420	12,532
Cost of shares redeemed	(7,513)	(25,690)

Change in net assets resulting from Class R6 capital transactions	$209,904	$491,058

Total change in net assets resulting from capital transactions	$273,315	$573,874

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	23

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	7,767		9,574
Reinvested	213		129
Redeemed	(1,506)		(712)

Change in Class A Shares	6,474		8,991

Class C
Issued	—	(a)	33
Reinvested	—	(a)	—	(a)
Redeemed	(24)		(3)

Change in Class C Shares	(24)		30

Class I
Issued	2,683		1,537
Reinvested	36		40
Redeemed	(1,383)		(569)

Change in Class I Shares	1,336		1,008

Class R2
Issued	1		—
Reinvested	—	(a)	—	(a)
Redeemed	—	(a)	—

Change in Class R2 Shares	1		—	(a)

Class R5
Reinvested	—	(a)	—	(a)

Change in Class R5 Shares	—	(a)	—	(a)

Class R6
Issued	24,066		60,334
Reinvested	1,731		1,492
Redeemed	(889)		(3,178)

Change in Class R6 Shares	24,908		58,648

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2018	J.P. MORGAN FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$8.31	$0.18		$(0.33)	$(0.15)	$(0.16)	$—	$—	$(0.16)
Year Ended October 31, 2017	8.18	0.37		0.05	0.42	(0.29)	—	—	(0.29)
Year Ended October 31, 2016	7.56	0.28		0.34	0.62	—	—	—	—
Year Ended October 31, 2015	9.30	0.31	(f)	(2.05)	(1.74)	—	—	— (g)	— (g)
Year Ended October 31, 2014	9.69	0.39		(0.78)	(0.39)	—	—	—	—
Year Ended October 31, 2013	10.27	0.33		(0.76)	(0.43)	(0.03)	(0.01)	(0.11)	(0.15)

Class C
Six Months Ended April 30, 2018 (Unaudited)	8.15	0.16		(0.33)	(0.17)	(0.13)	—	—	(0.13)
Year Ended October 31, 2017	8.05	0.33		0.03	0.36	(0.26)	—	—	(0.26)
Year Ended October 31, 2016	7.47	0.24		0.34	0.58	—	—	—	—
Year Ended October 31, 2015	9.23	0.28	(f)	(2.04)	(1.76)	—	—	—	—
Year Ended October 31, 2014	9.67	0.33		(0.77)	(0.44)	—	—	—	—
Year Ended October 31, 2013	10.27	0.27		(0.75)	(0.48)	(0.03)	(0.01)	(0.08)	(0.12)

Class I
Six Months Ended April 30, 2018 (Unaudited)	8.37	0.19		(0.33)	(0.14)	(0.17)	—	—	(0.17)
Year Ended October 31, 2017	8.25	0.39		0.05	0.44	(0.32)	—	—	(0.32)
Year Ended October 31, 2016	7.61	0.31		0.33	0.64	—	—	—	—
Year Ended October 31, 2015	9.33	0.34	(f)	(2.05)	(1.71)	— (g)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.70	0.40		(0.77)	(0.37)	—	—	—	—
Year Ended October 31, 2013	10.27	0.36		(0.76)	(0.40)	(0.04)	(0.01)	(0.12)	(0.17)

Class R2
Six Months Ended April 30, 2018 (Unaudited)	8.23	0.17		(0.33)	(0.16)	(0.15)	—	—	(0.15)
Year Ended October 31, 2017	8.12	0.33		0.05	0.38	(0.27)	—	—	(0.27)
Year Ended October 31, 2016	7.52	0.26		0.34	0.60	—	—	—	—
Year Ended October 31, 2015	9.27	0.30	(f)	(2.05)	(1.75)	—	—	—	—
Year Ended October 31, 2014	9.68	0.35		(0.76)	(0.41)	—	—	—	—
Year Ended October 31, 2013	10.27	0.30		(0.75)	(0.45)	(0.04)	(0.01)	(0.09)	(0.14)

Class R5
Six Months Ended April 30, 2018 (Unaudited)	8.43	0.20		(0.33)	(0.13)	(0.18)	—	—	(0.18)
Year Ended October 31, 2017	8.31	0.40		0.05	0.45	(0.33)	—	—	(0.33)
Year Ended October 31, 2016	7.64	0.32		0.35	0.67	—	—	—	—
Year Ended October 31, 2015	9.36	0.37	(f)	(2.08)	(1.71)	— (g)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.71	0.42		(0.77)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.37		(0.75)	(0.38)	(0.04)	(0.01)	(0.13)	(0.18)

Class R6
Six Months Ended April 30, 2018 (Unaudited)	8.45	0.20		(0.34)	(0.14)	(0.18)	—	—	(0.18)
Year Ended October 31, 2017	8.32	0.42		0.05	0.47	(0.34)	—	—	(0.34)
Year Ended October 31, 2016	7.65	0.32		0.35	0.67	—	—	—	—
Year Ended October 31, 2015	9.37	0.36	(f)	(2.07)	(1.71)	— (g)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.72	0.43		(0.78)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.38		(0.75)	(0.37)	(0.04)	(0.01)	(0.13)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$8.00	(1.81)%	$124,666	1.19%		4.38%		1.33%		75%
8.31	5.21	75,732	1.19		4.50		1.48		148
8.18	8.20	1,036	1.13		3.70		2.43		189
7.56	(18.67)	27,511	1.16		3.75	(f)	1.91		134
9.30	(4.02)	25,334	1.21		4.06		1.41		145
9.69	(4.26)	170	1.21	(h)	3.33	(h)	1.59	(h)	221

7.85	(2.12)	100	1.69		3.87		1.85		75
8.15	4.56	301	1.69		4.03		2.66		148
8.05	7.76	52	1.63		3.14		3.65		189
7.47	(19.07)	18	1.67		3.37	(f)	2.24		134
9.23	(4.55)	54	1.71		3.48		2.04		145
9.67	(4.75)	49	1.72	(h)	2.72	(h)	2.31	(h)	221

8.06	(1.68)	22,521	0.94		4.60		1.08		75
8.37	5.40	12,211	0.94		4.67		1.43		148
8.25	8.41	3,723	0.89		3.99		1.51		189
7.61	(18.38)	29,405	0.92		4.04	(f)	1.21		134
9.33	(3.81)	135,397	0.96		4.21		1.30		145
9.70	(4.03)	141,078	0.97	(h)	3.63	(h)	1.46	(h)	221

7.92	(1.96)	27	1.44		4.13		1.80		75
8.23	4.83	21	1.44		4.12		3.49		148
8.12	7.98	20	1.38		3.37		4.61		189
7.52	(18.88)	18	1.41		3.61	(f)	2.00		134
9.27	(4.24)	47	1.46		3.71		1.80		145
9.68	(4.53)	49	1.47	(h)	2.97	(h)	2.06	(h)	221

8.12	(1.58)	21	0.75		4.81		1.20		75
8.43	5.56	21	0.74		4.82		2.82		148
8.31	8.77	20	0.68		4.07		3.86		189
7.64	(18.29)	19	0.71		4.31	(f)	1.29		134
9.36	(3.60)	48	0.76		4.41		1.10		145
9.71	(3.82)	50	0.77	(h)	3.67	(h)	1.36	(h)	221

8.13	(1.67)	754,175	0.69		4.89		0.82		75
8.45	5.73	572,727	0.69		4.94		1.08		148
8.32	8.76	76,275	0.63		4.12		1.25		189
7.65	(18.26)	135,050	0.66		4.29	(f)	0.97		134
9.37	(3.60)	153,222	0.71		4.51		0.93		145
9.72	(3.70)	9,086	0.71	(h)	3.75	(h)	1.11	(h)	221

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Emerging Markets Strategic Debt Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

28	J.P. MORGAN FUNDS	APRIL 30, 2018

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein. The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Argentina	$—	$14,920	$—	$14,920
Azerbaijan	—	8,481	—	8,481
Bahrain	—	1,607	—	1,607
Brazil	—	26,295	—	26,295
Canada	—	1,048	—	1,048
Chile	—	5,363	—	5,363
China	—	13,859	—	13,859
Colombia	—	5,455	—	5,455
Congo, Democratic Republic of the	—	1,455	—	1,455
Costa Rica	—	1,030	—	1,030
Ecuador	—	2,125	—	2,125
Guatemala	—	696	—	696
Hong Kong	—	4,546	—	4,546
Hungary	—	638	—	638
India	—	5,286	—	5,286
Indonesia	—	10,924	—	10,924
Israel	—	3,844	—	3,844
Jamaica	—	2,245	—	2,245
Kazakhstan	—	27,278	—	27,278
Kuwait	—	423	—	423
Mauritius	—	2,611	—	2,611
Mexico	—	28,167	—	28,167
Morocco	—	970	—	970
Nigeria	—	3,453	—	3,453
Norway	—	515	—	515
Panama	—	834	—	834
Peru	—	5,575	—	5,575
Qatar	—	11,252	—	11,252
Russia	—	10,259	—	10,259
South Africa	—	7,546	—	7,546
South Korea	—	4,842	—	4,842
Sri Lanka	—	406	—	406
Trinidad and Tobago	—	3,052	—	3,052
Tunisia	—	654	—	654
Turkey	—	15,879	—	15,879
Ukraine	—	4,702	—	4,702
United Arab Emirates	—	4,760	—	4,760
Venezuela, Bolivarian Republic of	—	2,468	—	2,468

Total Corporate Bonds	—	245,463	—	245,463

APRIL 30, 2018	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Foreign Government Securities	—	$540,187	$4,015		$544,202
Options Purchased
Call Options Purchased	—	2,479	—		2,479
Put Options Purchased	—	988	—		988

Total Options Purchased	—	3,467	—		3,467

Short-Term Investments
Foreign Government Treasury Bill	—	3,669	—		3,669
Investment Company	$66,210	—	—		66,210

Total Short-Term Investments	66,210	3,669	—		69,879

Total Investments in Securities	$66,210	$792,786	$4,015	*	$863,011

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$7,834	$—		$7,834

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,656)	$—		$(5,656)
Futures Contracts	(136)	—	—		(136)
Options Written
Call Options Written	—	(245)	—		(245)
Put Options Written	—	(800)	—		(800)

Total Options Written	—	(1,045)	—		(1,045)

Total Depreciation in Other Financial Instruments	$(136)	$(6,701)	$—		$(6,837)

*	Level 3 securities are valued by brokers and pricing services. At April 30, 2018, the value of these securities was approximately $4,015,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

There were no transfers among any levels during the six months ended April 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of October 31, 2017	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018
Investments in Securities
Foreign Government Securities	$4,485	$441	$(209)	$40	$4,050	$(4,792)	$—	$—	$4,015

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2018, which were valued using significant unobservable inputs (level 3) amounted to approximately $(209,000).

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of April 30, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

30	J.P. MORGAN FUNDS	APRIL 30, 2018

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded option contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements. The Fund may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Fund used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

APRIL 30, 2018	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default and interest rate swaps to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The Fund’s swap contracts are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The

32	J.P. MORGAN FUNDS	APRIL 30, 2018

notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	Receivables	$3,467	$—	$7,834	$11,301

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(136)	$—	$(136)
Foreign exchange contracts	Payables	(1,045)	—	(5,656)	(6,701)

Total		$(1,045)	$(136)	$(5,656)	$(6,837)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2018 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Australia & New Zealand Banking Group Limited	$156	$—	$—	$156
BNP Paribas	196	—	—	196
Citibank, N.A.	2,504	(354)	—	2,150
Credit Suisse International	524	(524)	—	—
Deutsche Bank AG	132	(132)	—	—
Goldman Sachs International	4,483	(1,402)	—	3,081
HSBC Bank, N.A.	1,250	(259)	—	991
Merrill Lynch International	883	(195)	—	688
Royal Bank of Canada	324	(324)	—	—
Standard Chartered Bank	282	(282)	—	—
State Street Corp.	567	(165)	—	402

	$11,301	$(3,637)	$—	$7,664

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$121	$—	$—	$121
Citibank, N.A.	354	(354)	—	—
Credit Suisse International	1,546	(524)	—	1,022
Deutsche Bank AG	233	(132)	—	101
Goldman Sachs International	1,402	(1,402)	—	—
HSBC Bank, N.A.	259	(259)	—	—

APRIL 30, 2018	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Merrill Lynch International	$195	$(195)	$—	$—
National Australia Bank	139	—	—	139
Royal Bank of Canada	715	(324)	—	391
Societe Generale	13	—	—	13
Standard Chartered Bank	514	(282)	—	232
State Street Corp.	165	(165)	—	—

	$5,656	$(3,637)	$—	$2,019

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

The following table presents the effect of derivatives on the Statement of Operations for the six months ended April 30, 2018, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$(192)	$—	$1,245	$1,053
Foreign exchange contracts	(535)	—	(2,970)	—	(3,505)
Credit contracts	—	—	—	(566)	(566)

Total	$(535)	$(192)	$(2,970)	$679	$(3,018)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$(184)	$—	$(185)	$(369)
Foreign exchange contracts	1,825	—	2,710	—	4,535
Credit contracts	—	—	—	291	291

Total	$1,825	$(184)	$2,710	$106	$4,457

The Fund’s derivatives contracts held at April 30, 2018 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts, options and swaps activity during the six months ended April 30, 2018 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$46,851	(a)
Average Notional Balance Short	100,270	(b)
Ending Notional Balance Short	70,081

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$270,440
Average Settlement Value Sold	253,002
Ending Settlement Value Purchased	277,558
Ending Settlement Value Sold	339,355

34	J.P. MORGAN FUNDS	APRIL 30, 2018

OTC Options:
Average Notional Balance Purchased	$163,353
Average Notional Balance Written	59,735
Ending Notional Balance Purchased	302,797
Ending Notional Balance Written	141,770

Credit Default Swaps
Average Notional Balance — Buy Protection	$37,300	(c)

Interest Rate-Related Swaps
Average Notional Balance — Pays Fixed Rate	$51,130	(a)
Average Notional Balance — Receives Fixed Rate	113,656	(a)

(a)	For the period November 1, 2017 through March 31, 2018.
(b)	For the period November 1, 2017 through April 30, 2018.
(c)	For the period November 1, 2017 through February 28, 2018.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the six months ended April 30, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I		Class R2		Class R5		Class R6	Total
Transfer agency fees	$3	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$2	$5

(a)	Amount rounds to less than 500.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2018, no

APRIL 30, 2018	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.70% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2018, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2018, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge
$ —(a)

(a)	Amount rounds to less than 500.

D. Service Fees —The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

36	J.P. MORGAN FUNDS	APRIL 30, 2018

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
1.20%	1.70%	0.95%	1.45%	0.75%	0.70%

The expense limitation agreements were in effect for the six months ended April 30, 2018 and are in place until at least February 28, 2019.

For the six months ended April 30, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Reimbursements
$270	$180	$3	$453	$2

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers/reimbursements resulting from investments in these money market funds for the six months ended April 30, 2018 was approximately $36,000.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2018, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2018	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$718,152	$523,150

During the six months ended April 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2018 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$883,932	$12,152	$32,076	$(19,924)

At October 31, 2017, the Fund had net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term		Long-Term
$7,237	*	$9,479	*

*	Amount includes capital loss carryforward, which are limited in futures years under Internal Revenue Code sections 381-384.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended April 30, 2018.

38	J.P. MORGAN FUNDS	APRIL 30, 2018

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2018, the Fund had a non-affiliated omnibus account, which represented 10.5% of the Fund’s net assets.

As of April 30, 2018, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds
60.5%

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2018, a significant portion of the Fund’s investments consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Boards (“FASB”) issued Accounting Standards Updated (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium to be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

APRIL 30, 2018	J.P. MORGAN FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2017, and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Strategic Debt Fund
Class A
Actual	$1,000.00	$981.90	$5.85	1.19%
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class C
Actual	1,000.00	978.80	8.29	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Class I
Actual	1,000.00	983.20	4.62	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	980.40	7.07	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R5
Actual	1,000.00	984.20	3.69	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R6
Actual	1,000.00	983.30	3.39	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

40	J.P. MORGAN FUNDS	APRIL 30, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. April 2018.	SAN-EMSD-418

Semi-Annual Report

J.P. Morgan Funds

April 30, 2018 (Unaudited)

JPMorgan Commodities Strategy Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 8, 2018 (Unaudited)

Dear Shareholder,

While the global economy largely continued its steady-growth trajectory throughout the six months ended April 30, 2018, investor concerns about rising interest rates and geo-political events fueled the return of volatility to financial markets and ended a 15-month string of rising equity prices in the U.S.

“This world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.”— George C.W. Gatch

Favorable central bank policies, corporate earnings growth and consumer confidence remained supportive of global growth throughout the reporting period, though economic data in the European Union (the “EU”) softened somewhat in early 2018. Global petroleum prices generally rose during the reporting period as record output from U.S. shale operations was outweighed by expectations of rising global demand and extended output cuts from the Organization of Petroleum Exporting Nations.

The U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017 and again in March 2018 in response to a tightening labor market and early signs of price inflation. The unemployment rate dropped to 3.9% in April – a level not seen in 18 years – after sitting at 4.1% from October 2017 to March 2018. Gross domestic product (GDP) in the U.S. rose by 2.9% in the fourth quarter of 2017 and an estimated 2.2% in the first quarter of 2018.

Meanwhile, U.S. tax cut legislation enacted in December 2017, appeared to provide support for both equity prices and corporate earnings, which reached record highs in the first quarter of 2017. Of the 279 companies reporting U.S. first quarter earnings by the end of the reporting period, 78% had surpassed analysts’ aggregate estimates.

In early February, a spike in 10-year U.S. Treasury bond yields triggered a rapid sell-off in U.S. financial markets that spread to global markets. Yields on 10-year Treasury bonds are generally considered a bellwether for broader market trends, and the increase in yields was a technical signal that raised investor concerns about inflation and rising U.S. interest rates.

While financial markets rebounded somewhat, the sell-off led to a record spike in market volatility just three months after the CBOE Volatility Index, which looks at Standard & Poor’s 500 Index futures to gauge near-term volatility, had dropped to the lowest level since it was created.

Throughout the latter half of the reporting period, U.S. financial markets were also buffeted by the potential for a U.S.-China trade war after President Trump threatened to raise import tariffs. However, background political uncertainty in Washington, D.C. appeared to have little direct impact on domestic financial markets.

Meanwhile, the European Central Bank (ECB) in January reduced its monthly asset purchases by half, though it declined to raise benchmark interest rates during the reporting period. In November, the Bank of England raised interest rates for the first time in a decade as the domestic economy continued to expand and uncertainty over Britain’s planned exit from the EU receded somewhat. In Germany, Chancellor Angela Merkel successfully formed a governing coalition in late February, removing further uncertainty among investors. Across the 19-nation Eurozone, unemployment fell to 8.5% and GDP grew 2.5% in the first quarter of 2018.

In China, government efforts to curb financial speculation appeared to hold down financial market volatility even as the nation’s economy continued to grow. Estimated GDP growth for China was 6.8% in the first quarter of 2018 and 6.9% for the final quarter of 2017. Emerging market nations largely continued to benefit from robust growth in China, rising commodity prices and global demand for goods. However, rising borrowing costs have put pressure on emerging markets in select nations that depend most on external financing, particularly Argentina, Turkey and Brazil.

Against a generally positive environment for global economic growth, a few distinct concerns have emerged in 2018. U.S. threats of protectionist trade policies and changes in U.S. foreign policy, particularly toward Iran, have led to political strains with long-time U.S. allies and trading partners. Rising interest rates globally have put pressure on the currencies of several emerging market nations. The world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.

We believe investors who maintain a long-term outlook and a properly diversified portfolio should continue to benefit from the global economic expansion in 2018. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2018	J.P. MORGAN FUNDS	1

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	3.46%
Bloomberg Commodity Index Total Return	4.74%

Net Assets as of 4/30/2018 (In Thousands)	$191,482,953

INVESTMENT OBJECTIVE**

The JPMorgan Commodities Strategy Fund (the “Fund”) seeks total return.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

Overall, commodity prices ended the six month reporting period higher. Prices for petroleum products ended the period significantly higher amid strong global economic growth, which elevated investor expectations for demand. Supply side catalysts also supported petroleum prices, particularly severe production declines in Venezuela and U.S. efforts to reinstate sanctions that could limit oil exports from Iran. While demand for natural gas remained robust, prices ended the reporting period lower as investors had priced in record high levels of natural gas production in the U.S.

Prices for precious metals, including gold, were roughly flat over the reporting period. Gold prices rose periodically due to increased investor uncertainty over U.S. trade policy and certain geopolitical events. However, tightening monetary policy in the U.S. prevented gold prices from holding gains.

Agricultural commodity prices were mixed during the reporting period, with grains ending higher but soft commodities and livestock finishing lower. Investor concerns about a U.S.-China trade war hurt agricultural commodities and induced market volatility, notably in the soybean and pork markets. Grain prices were supported by loss of production during the South American growing season. Argentina suffered its worst drought in decades, which reduced the country’s soybean production by 40%. Brazil’s corn crop was expected to suffer significant weather-related losses as well.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Bloomberg Commodity Index Total Return Index (the “Benchmark”) for the six months ended April 30, 2018. During the six month period, the Fund used swaps contracts to obtain exposure to different parts of the futures curve, which measures the price of contracts of different maturities for a specific commodity.

The Fund’s tactical trading in petroleum detracted from performance relative to the Benchmark, as U.S. inventories of crude oil remained lower than expected and geopolitical tensions led to market price volatility. The Fund’s short bias in its aluminum positions also detracted from relative performance as U.S. trade sanctions on a Russian business owner halted supply from one of the world’s largest aluminum producers.

The Fund’s deferred positioning in live cattle made a positive contribution to performance relative to the Benchmark during the reporting period. U.S. cattle production remained high and investor fears of trade barriers helped the market price in a looser inventory environment.

HOW WAS THE FUND POSITIONED?

During the six month reporting period, the Fund invested in a wholly owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality, fixed income securities, such as commercial debt or other short-term instruments that generally had a weighted average maturity of 90 days or less.

The Fund’s portfolio managers combined top-down research with fundamental and quantitative analysis to establish overweight and underweight positions in commodities. In addition, the Fund’s portfolio managers had the ability to adjust the Fund’s overall exposure to commodities relative to the Benchmark, based on their views of macroeconomic conditions.

2	J.P. MORGAN FUNDS	APRIL 30, 2018

CASH INVESTMENTS***
Commercial Paper	70.6%
Certificates of Deposit	10.4
Investment Companies	19.0

PORTFOLIO COMPOSITION BY COUNTRY***
United States	68.2%
France	5.6
United Kingdom	3.9
Canada	3.7
Australia	3.7
Switzerland	3.0
China	2.4
Chile	2.1
Ireland	1.6
United Arab Emirates	1.5
Cayman Islands	1.4
Singapore	1.3
Japan	1.2
Others (each less than 1.0%)	0.4

COMMODITY MATURITY***
0 - 3 Months	78.1%
3 - 6 Months	5.5
> 6 Months	16.4

COMMODITY-LINKED INVESTMENTS****
Energy	35.7%
Brent Crude	8.3
Heating Oil	3.7
Natural Gas	11.8
Unleaded Gas	4.3
WTI Crude Oil	7.6
Agricultural	31.2
Coffee	2.3
Corn	6.8
Cotton	1.5
Kansas Wheat	1.6
Soybean Meal	3.6
Soybean Oil	2.5
Soybeans	6.2
Sugar	2.9
Wheat	3.8
Industrial Metals	15.3
Aluminum	3.7
Copper	6.7
Nickel	2.5
Zinc	2.4
Precious Metals	15.1
Gold	11.7
Silver	3.4
Livestock	6.2
Lean Hogs	2.2
Live Cattle	4.0

FIXED INCOME MATURITY***
< One Month	66.7%
1 - 3 Months	21.3
3 - 6 Months	10.4
> 6 Months	1.6

COMMODITY ALLOCATION	Index	Fund****
Energy	31.9%	35.7%
Agricultural	30.8	31.2
Industrial Metals	16.7	15.3
Precious Metals	14.9	15.1
Livestock	5.7	6.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.
****	Exposures are calculated as the notional value, adjusted for net unrealized appreciation/depreciation, of the Fund’s derivative positions as a percentage of net assets.

APRIL 30, 2018	J.P. MORGAN FUNDS	3

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 17, 2012
With Sales Charge**		(2.02)%	0.11%	(9.19)%	(9.62)%
Without Sales Charge		3.37	5.63	(8.21)	(8.71)
CLASS C SHARES	December 17, 2012
With CDSC***		2.11	4.04	(8.67)	(9.15)
Without CDSC		3.11	5.04	(8.67)	(9.15)
CLASS I SHARES	December 17, 2012	3.46	5.80	(7.98)	(8.48)
CLASS R6 SHARES	December 17, 2012	3.62	5.96	(7.84)	(8.34)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 months and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/17/12 TO 4/30/2018)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 17, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Commodities Strategy Fund, the Bloomberg Commodity Index Total Return and the Lipper Commodities General Funds Average from December 17, 2012 to April 30, 2018. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2018

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 98.7%
	Certificates of Deposit — 10.3%
4,000,000	Banco Del Estado De Chile, (Chile), 1.86%, 05/18/2018	4,000,122
1,762,000	BNP Paribas SA, (France), (ICE LIBOR USD 1 Month + 0.20%), 2.10%, 07/23/2018 (aa)	1,762,171
2,000,000	China Construction Bank Corp., (China), 2.60%, 07/03/2018	2,001,167
2,919,000	Credit Industriel et Commercial, (France), (ICE LIBOR USD 1 Month + 0.18%), 2.08%, 07/30/2018 (aa)	2,918,959
2,500,000	Industrial & Commercial Bank of China Ltd., (China), 2.48%, 07/17/2018	2,500,269
3,000,000	Natixis SA, (France), 1.61%, 08/09/2018	2,993,808
3,500,000	Wells Fargo Bank NA, (ICE LIBOR USD 1 Month + 0.19%), 2.09%, 06/01/2018 (aa)	3,500,711

	Total Certificates of Deposit (Cost $19,674,131)	19,677,207

	Commercial Paper — 69.7% (n)
4,360,000	3M Co., 1.80%, 05/16/2018	4,356,526
2,600,000	Alpine S Ltd., (Cayman Islands), 2.25%, 06/12/2018 (e)	2,593,708
	American Honda Finance Corp.,
1,550,000	1.90%, 05/04/2018	1,549,700
930,000	2.13%, 07/09/2018	926,425
2,000,000	2.21%, 07/18/2018	1,991,178
700,000	Antalis SA, (Jersey), 2.41%, 07/10/2018	697,000
4,500,000	Apple, Inc., 1.89%, 06/19/2018 (e)	4,488,356
4,460,000	Automatic Data Processing, Inc., 0.00%, 05/03/2018	4,459,576
5,961,000	Cedar Springs Public Schools, 1.75%, 05/01/2018	5,960,705
2,000,000	Charta LLC, 2.33%, 07/06/2018	1,991,994
5,800,000	Chevron Corp., 1.82%, 05/04/2018	5,798,868
4,380,000	Coca-Cola Co. (The), 1.86%, 06/04/2018	4,372,024
2,630,000	Commonwealth Bank of Australia, (Australia), (ICE LIBOR USD 1 Month + 0.18%), 2.11%, 08/17/2018 (aa)	2,629,382
1,490,000	DCAT LLC, 1.90%, 05/17/2018	1,488,693
4,530,000	Exxon Mobil Corp., 1.77%, 05/18/2018	4,525,975
2,800,000	First Abu Dhabi Bank PJSC, (United Arab Emirates), 1.96%, 05/14/2018	2,798,003
2,920,000	General Electric Co., 1.87%, 05/11/2018	2,918,461
4,400,000	Gotham Funding Corp., 2.04%, 06/04/2018	4,391,680
2,970,000	Honeywell International, Inc., 1.79%, 05/14/2018	2,967,916

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Paper — continued
	IBM Credit LLC,
1,750,000	1.98%, 05/30/2018	1,747,288
1,170,000	1.98%, 06/07/2018	1,167,677
2,910,000	Lexington Parker Capital Co. LLC, 1.90%, 05/01/2018	2,909,863
5,000,000	Liberty Street Funding LLC, 2.21%, 06/11/2018	4,988,380
4,000,000	LMA-Americas LLC, 1.96%, 05/15/2018	3,996,933
4,060,000	MetLife Short Term Funding LLC, 1.93%, 05/01/2018	4,059,813
5,700,000	Nestle Finance International Ltd., (Switzerland), 1.81%, 05/07/2018	5,698,127
4,000,000	Ontario Teachers’ Finance Trust, (Canada), 2.08%, 09/07/2018 (e)	3,966,056
	PACCAR Financial Corp.,
2,260,000	1.85%, 05/21/2018	2,257,564
2,200,000	1.88%, 05/04/2018	2,199,572
2,120,000	Pfizer, Inc., 1.83%, 05/01/2018	2,119,900
3,065,000	Regency Markets No. 1 LLC, (Ireland), 1.95%, 05/14/2018	3,062,818
	Ridgefield Funding Co. LLC,
2,000,000	1.87%, 05/10/2018 (e)	1,999,013
1,100,000	1.96%, 05/15/2018 (e)	1,099,156
2,940,000	Sanofi, (France), 1.85%, 05/07/2018	2,939,005
1,000,000	Sumitomo Mitsui Banking Corp., (Japan), 2.16%, 06/07/2018	997,979
3,000,000	Suncorp-Metway Ltd., (Australia), 2.57%, 10/17/2018	2,964,059
	Toronto-Dominion Bank (The),
1,300,000	(ICE LIBOR USD 1 Month + 0.19%), 1.53%, 10/03/2018 (aa)	1,299,132
1,800,000	(ICE LIBOR USD 1 Month + 0.20%), 2.13%, 08/21/2018 (aa)	1,799,579
3,100,000	Toyota Motor Credit Corp., (ICE LIBOR USD 1 Month + 0.34%), 2.27%, 01/11/2019 (aa)	3,099,613
1,300,000	Toyota Motor Finance Netherlands BV, (Japan), (ICE LIBOR USD 1 Month + 0.20%), 2.13%, 05/24/2018 (aa)	1,300,240
7,300,000	Unilever Capital Corp., (United Kingdom), 1.66%, 05/01/2018	7,299,651
2,500,000	United Overseas Bank Ltd., (Singapore), 2.03%, 06/11/2018	2,494,114
5,700,000	Walmart, Inc., 1.86%, 05/16/2018	5,695,356
1,400,000	Westpac Banking Corp., (Australia), (ICE LIBOR USD 1 Month + 0.18%), 2.11%, 08/16/2018 (aa)	1,399,733

	Total Commercial Paper (Cost $133,473,745)	133,466,791

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	5

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — continued
	Investment Companies — 18.7%
6,255,891	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.84% (b) (l) †	6,256,517
29,623,087	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l)	29,623,087

	Total Investment Companies (Cost $35,879,604)	35,879,604

	Total Short-Term Investments (Cost $189,027,480)	189,023,602

	Total Investments — 98.7% (Cost $189,027,480)	189,023,602
	Other Assets in Excess of Liabilities — 1.3%	2,459,351

	NET ASSETS — 100.0%	$191,482,953

Percentages indicated are based on net assets.

Futures contracts outstanding as of April 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Brent Crude Oil	210	05/2018	USD	15,684,900	1,828,686
WTI Crude Oil	210	05/2018	USD	14,399,700	2,709,702
100 oz Gold	8	06/2018	USD	1,055,360	(19,771)
Bloomberg Commodity Index	216	06/2018	USD	1,933,200	31,720
RBOB Gasoline	14	06/2018	USD	1,250,558	29,497
Silver	1	07/2018	USD	82,005	(3,848)
Copper	23	09/2018	USD	1,779,050	(46,885)
LME Aluminum Base Metal	19	09/2018	USD	1,067,563	(119,045)
Sugar No. 11	55	09/2018	USD	738,584	(88,970)
Lean Hogs	160	10/2018	USD	4,129,600	(44,402)
Natural Gas	30	12/2018	USD	911,100	(12,510)
Natural Gas	1,081	12/2018	USD	32,829,970	(550,711)

					3,713,463

Short Contracts
NY Harbor ULSD	(9)	06/2018	USD	(810,167)	(18,348)
Soybean	(5)	07/2018	USD	(262,125)	6,173
Live Cattle	(6)	08/2018	USD	(250,860)	2,122
KC HRW Wheat	(5)	09/2018	USD	(138,812)	(4,865)
LME Aluminum Base Metal	(27)	09/2018	USD	(1,517,063)	(113,144)
Natural Gas	(406)	09/2018	USD	(11,368,000)	149,160
Soybean Oil	(12)	12/2018	USD	(226,440)	8,533

					29,631

					3,743,094

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2018

Over the Counter (“OTC”) Return swap contracts on Commodities and Commodities Indices outstanding as of April 30, 2018:
REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
BBG Heating Oil Index	0.14% and decreases in total return of the reference entity	Increases in total return of the reference entity	At termination	Macquarie Bank Ltd.	07/12/2018	USD 6,390,000	1,491,732
CBOT Corn July 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	06/27/2018	USD 12,621,844	301,456
CBOT HRW Wheat September 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	08/29/2018	USD 3,075,531	116,417
CBOT Soybeans July 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	06/27/2018	USD 5,863,125	322,076
CBOT Soybeans July 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	06/27/2018	USD 11,987,313	70,231
CBOT Soybean Meal July 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	06/27/2018	USD 6,614,125	276,560
CBOT Wheat July 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	06/27/2018	USD 6,875,750	270,453
CME Live Cattle August 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	08/2/2018	USD 7,904,950	38,756
COMEX Gold June 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	05/29/2018	USD 18,181,895	154,757
Macquarie Commodity Product Index	0.22% and decreases in total return of the reference entity	Increases in total return of the reference entity	At termination	Macquarie Bank Ltd.	06/5/2018	USD 6,130,000	731,652

							3,774,090

BBG Industrial Metals Index	0.03% and decreases in total return of the reference entity	Increases in total return of the reference entity	At termination	Goldman Sachs International	05/10/2018	USD 3,100,000	(31,860)
BBG Industrial Metals Index	0.10% and decreases in total return of the reference entity	Increases in total return of the reference entity	At termination	Goldman Sachs International	06/20/2018	USD 33,000,000	(2,285,733)
BBG Softs Index	0.14% and decreases in total return of the reference entity	Increases in total return of the reference entity	At termination	Macquarie Bank Ltd.	06/20/2018	USD 8,900,000	(486,365)
BBG Softs Index	0.14% and decreases in total return of the reference entity	Increases in total return of the reference entity	At termination	Macquarie Bank Ltd.	06/20/2018	USD 3,900,000	(356,445)
CBOT Soybean November 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	10/29/2018	USD 5,857,225	(303,810)
CBOT Soybean Oil December 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	11/28/2018	USD 5,210,430	(207,467)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	7

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
COMEX Gold June 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	05/29/2018	USD 2,779,455	(9,122)
COMEX Silver July 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	06/27/2018	USD 6,653,985	(256,838)

							(3,937,640)

							(163,550)

Summary of total swap contracts outstanding as of April 30, 2018:
	Net Upfront Payments (Receipts) ($)	VALUE ($)
Assets
OTC Return swap contracts on Commodities and Commodities Indices outstanding	—	3,774,090

Total OTC swap contracts outstanding	—	3,774,090

Liabilities
OTC Return swap contracts on Commodities and Commodities Indices outstanding	—	(3,937,640)

Total OTC swap contracts outstanding	—	(3,937,640)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2018

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

BBG	— Bloomberg
Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
RBOB	— Reformulated Blendstock for Oxygenate Blending
ULSD	— Ultra Low Sulfur Diesel
USD	— United States Dollar
WTI	— West Texas Intermediate

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(l)	— The rate shown is the current yield as of April 30, 2018.
(n)	— The rate shown is the effective yield as of April 30, 2018.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2018.
†	— The value of investments restricted as collateral for swaps to the broker is $6,249,171.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited)

JPMorgan Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$153,143,998
Investments in affiliates, at value	29,630,433
Investments in affiliates — restricted, at value	6,249,171
Restricted cash for OTC derivatives	2,363,329
Cash	2,095,036
Deposits at broker for futures contracts	2,435,000
Receivables:
Fund shares sold	97,983
Interest from non-affiliates	51,447
Dividends from affiliates	34,959
Variation margin on futures contracts	203,091
Outstanding OTC swap contracts, at value (net upfront payments of $0)	3,774,090

Total Assets	200,078,537

LIABILITIES:
Payables:
Investment securities purchased	4,459,586
Outstanding OTC swap contracts, at value (net upfront receipts of $0)	3,937,640
Accrued liabilities:
Investment advisory fees	57,428
Administration fees	3,440
Distribution fees	535
Service fees	705
Custodian and accounting fees	24,564
Collateral management fees	3,705
Other	107,981

Total Liabilities	8,595,584

Net Assets	$191,482,953

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2018

JPMorgan Commodities Strategy Fund
NET ASSETS:
Paid-in-Capital	$183,899,275
Accumulated undistributed (distributions in excess of) net investment income	577,348
Accumulated net realized gains (losses)	3,430,664
Net unrealized appreciation (depreciation)	3,575,666

Total Net Assets	$191,482,953

Net Assets:
Class A	$2,023,854
Class C	306,077
Class I	4,240,735
Class R6	184,912,287

Total	$191,482,953

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	220,078
Class C	34,170
Class I	455,308
Class R6	19,716,059

Net Asset Value (a):
Class A — Redemption price per share	$9.20
Class C — Offering price per share (b)	8.96
Class I — Offering and redemption price per share	9.31
Class R6 — Offering and redemption price per share	9.38
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.71

Cost of investments in non-affiliates	$153,147,876
Cost of investments in affiliates	29,630,433
Cost of investments in affiliates — restricted	6,249,171

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	11

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

JPMorgan Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,119,442
Interest income from affiliates	7,762
Dividend income from affiliates	156,177

Total investment income	1,283,381

EXPENSES:
Investment advisory fees	922,098
Administration fees	91,749
Distribution fees:
Class A	1,847
Class C	1,201
Service fees:
Class A	1,847
Class C	401
Class I	4,080
Custodian and accounting fees	35,146
Collateral management fees	10,939
Interest expense to affiliates	403
Professional fees	62,963
Trustees’ and Chief Compliance Officer’s fees	27,394
Printing and mailing costs	9,625
Registration and filing fees	23,787
Transfer agency fees (See Note 2.D)	1,780
Other	5,526

Total expenses	1,200,786

Less fees waived	(730,570)

Net expenses	470,216

Net investment income (loss)	813,165

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	51
Investments in affiliates	(1)
Options purchased	(96,510)
Futures contracts	594,831
Swaps	4,663,370

Net realized gain (loss)	5,161,741

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(6,366)
Investments in affiliates	(1)
Futures contracts	1,989,344
Swaps	(1,853,898)

Change in net unrealized appreciation/depreciation	129,079

Net realized/unrealized gains (losses)	5,290,820

Change in net assets resulting from operations	$6,103,985

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2018

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Commodities Strategy Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$813,165	$(40,600)
Net realized gain (loss)	5,161,741	(4,085,969)
Change in net unrealized appreciation/depreciation	129,079	5,565,759

Change in net assets resulting from operations	6,103,985	1,439,190

DISTRIBUTIONS TO SHAREHOLDERS:
Class I
From net investment income	(2,922)	—
Class R6
From net investment income	(307,605)	—

Total distributions to shareholders	(310,527)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,187,448	84,593,830

NET ASSETS:
Change in net assets	20,980,906	86,033,020
Beginning of period	170,502,047	84,469,027

End of period	$191,482,953	$170,502,047

Accumulated undistributed (distributions in excess of) net investment income	$577,348	$74,710

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Commodities Strategy Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,027,738	$523,744
Cost of shares redeemed	(298,140)	(455,798)

Change in net assets resulting from Class A capital transactions	$729,598	$67,946

Class C
Proceeds from shares issued	$82,843	$214,430
Cost of shares redeemed	(142,651)	(163,200)

Change in net assets resulting from Class C capital transactions	$(59,808)	$51,230

Class I
Proceeds from shares issued	$2,199,536	$1,911,822
Distributions reinvested	2,922	—
Cost of shares redeemed	(455,974)	(450,569)

Change in net assets resulting from Class I capital transactions	$1,746,484	$1,461,253

Class R6
Proceeds from shares issued	$29,239,887	$99,190,693
Distributions reinvested	307,605	—
Cost of shares redeemed	(16,776,318)	(16,177,292)

Change in net assets resulting from Class R6 capital transactions	$12,771,174	$83,013,401

Total change in net assets resulting from capital transactions	$15,187,448	$84,593,830

SHARE TRANSACTIONS:
Class A
Issued	112,747	59,284
Redeemed	(32,909)	(52,284)

Change in Class A Shares	79,838	7,000

Class C
Issued	9,343	24,914
Redeemed	(16,020)	(19,095)

Change in Class C Shares	(6,677)	5,819

Class I
Issued	235,455	211,690
Reinvested	329	—
Redeemed	(48,462)	(49,275)

Change in Class I Shares	187,322	162,415

Class R6
Issued	3,156,484	10,903,155
Reinvested	34,369	—
Redeemed	(1,824,603)	(1,754,004)

Change in Class R6 Shares	1,366,250	9,149,151

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2018	J.P. MORGAN FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Commodities Strategy Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$8.90	$0.02	$0.28	$0.30	$—
Year Ended October 31, 2017	8.78	(0.04)	0.16	0.12	—
Year Ended October 31, 2016	9.01	(0.08)	(0.15)	(0.23)	—
Year Ended October 31, 2015	12.30	(0.11)	(3.18)	(3.29)	—
Year Ended October 31, 2014	13.18	(0.16)	(0.72)	(0.88)	—
December 17, 2012 (f) through October 31, 2013	15.00	(0.14)	(1.68)	(1.82)	—

Class C
Six Months Ended April 30, 2018 (Unaudited)	8.68	— (h)	0.28	0.28	—
Year Ended October 31, 2017	8.62	(0.08)	0.14	0.06	—
Year Ended October 31, 2016	8.88	(0.13)	(0.13)	(0.26)	—
Year Ended October 31, 2015	12.19	(0.17)	(3.14)	(3.31)	—
Year Ended October 31, 2014	13.12	(0.22)	(0.71)	(0.93)	—
December 17, 2012 (f) through October 31, 2013	15.00	(0.20)	(1.68)	(1.88)	—

Class I
Six Months Ended April 30, 2018 (Unaudited)	9.01	0.04	0.27	0.31	(0.01)
Year Ended October 31, 2017	8.87	(0.02)	0.16	0.14	—
Year Ended October 31, 2016	9.08	(0.06)	(0.15)	(0.21)	—
Year Ended October 31, 2015	12.36	(0.10)	(3.18)	(3.28)	—
Year Ended October 31, 2014	13.21	(0.13)	(0.72)	(0.85)	—
December 17, 2012 (f) through October 31, 2013	15.00	(0.11)	(1.68)	(1.79)	—

Class R6
Six Months Ended April 30, 2018 (Unaudited)	9.07	0.04	0.29	0.33	(0.02)
Year Ended October 31, 2017	8.92	— (h)	0.15	0.15	—
Year Ended October 31, 2016	9.12	(0.05)	(0.15)	(0.20)	—
Year Ended October 31, 2015	12.40	(0.08)	(3.20)	(3.28)	—
Year Ended October 31, 2014	13.22	(0.10)	(0.72)	(0.82)	— (h)
December 17, 2012 (f) through October 31, 2013	15.00	(0.09)	(1.69)	(1.78)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)		Net investment income (loss) (e)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$9.20	3.37%	$2,023,854	0.91%		0.54%		1.90%		0%
8.90	1.37	1,247,492	1.21		(0.47)		1.98		0
8.78	(2.55)	1,170,180	1.21		(0.99)		2.53		0
9.01	(26.75)	823,931	1.21		(1.14)		2.30		0
12.30	(6.68)	160,388	1.20		(1.16)		2.03		0
13.18	(12.13)	43,924	1.22	(g)	(1.16	)(g)	2.74	(g)	0

8.96	3.23	306,077	1.41		0.00	(i)	2.38		0
8.68	0.70	354,748	1.71		(0.94)		2.58		0
8.62	(2.93)	301,866	1.73		(1.51)		3.25		0
8.88	(27.15)	67,492	1.73		(1.68)		2.84		0
12.19	(7.09)	74,710	1.71		(1.67)		2.53		0
13.12	(12.53)	43,733	1.72	(g)	(1.66	)(g)	3.24	(g)	0

9.31	3.46	4,240,735	0.67		0.80		1.61		0
9.01	1.58	2,414,485	0.96		(0.21)		1.81		0
8.87	(2.31)	936,623	0.92		(0.72)		2.14		0
9.08	(26.54)	32,246,991	0.98		(0.92)		1.90		0
12.36	(6.43)	74,890,429	0.97		(0.93)		1.79		0
13.21	(11.93)	92,256,260	0.97	(g)	(0.91	)(g)	2.10	(g)	0

9.38	3.62	184,912,287	0.51		0.92		1.33		0
9.07	1.68	166,485,322	0.81		(0.02)		1.40		0
8.92	(2.19)	82,060,358	0.83		(0.61)		1.85		0
9.12	(26.45)	17,191,700	0.82		(0.77)		1.64		0
12.40	(6.19)	48,113,945	0.82		(0.78)		1.53		0
13.22	(11.87)	38,913,194	0.82	(g)	(0.76	)(g)	1.86	(g)	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
JPMorgan Commodities Strategy Fund	Class A, Class C, Class I and Class R6	Non-diversified

The investment objective of the Fund is to seek total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

Commodities Strategy Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 5, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

18	J.P. MORGAN FUNDS	APRIL 30, 2018

Futures and options are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$35,879,604	$153,143,998	$—	$189,023,602

Appreciation in Other Financial Instruments
Futures Contracts (a)	$4,765,593	$—	$—	$4,765,593
Swaps (a)	—	3,774,090	—	3,774,090

Total Appreciation in Other Financial Instruments	$4,765,593	$3,774,090	$—	$8,539,683

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,022,499)	$—	$—	$(1,022,499)
Swaps (a)	—	(3,937,640)	—	(3,937,640)

Total Depreciation in Other Financial Instruments	$(1,022,499)	$(3,937,640)	$—	$(4,960,139)

(a)	Portfolio holdings designated as level 1 and level 2 are disclosed individually on the CSOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash, options purchased and futures contracts. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2018.

B. Derivatives — The Fund used instruments including futures and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest for hedging and risk management purposes and to seek to enhance portfolio performance. Derivatives may also be used for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets; to protect against currency fluctuations; to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; and/or to gain exposure to certain markets in the most economical way possible.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

APRIL 30, 2018	J.P. MORGAN FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes B(1) — B(3) below describe the various derivatives used by the Fund. These derivatives expose the Fund to commodity risk.

(1). Futures Contracts — The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Options — The Fund may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased in non-affiliates on the CSOP. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

(3). Return Swaps on Commodities and Commodity Indices — The Fund used return swaps on physical commodities, commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swaps on commodity futures and commodity indices values are based on the values of underlying commodity spot prices or futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation/ depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G) and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F).

20	J.P. MORGAN FUNDS	APRIL 30, 2018

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2018 is as follows:

Counterparty		Value of derivative contracts	Collateral amount
Goldman Sachs International	Collateral Posted	$2,317,593	$2,363,329
Macquarie Bank Ltd.		2,154,043	6,249,171

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

The Fund’s activities in return swaps are concentrated with one counterparty. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund’s swap contracts are subject to master netting arrangements.

(4). Summary of Derivatives Information — The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2018:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Macquarie Bank Ltd.	$3,774,090	$(1,620,047)	$—		$2,154,043

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)	Derivatives Available for offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Goldman Sachs International	$2,317,593	$—	$(2,317,593	)(b)	$—
Macquarie Bank Ltd.	1,620,047	(1,620,047)	—		—

	$3,937,640	$(1,620,047)	$(2,317,593)		$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.

(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B.(3) for actual swap collateral received or posted.

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts, options and swap activity during the six months ended April 30, 2018.

Futures Contracts — Commodities:
Average Notional Balance Long	$68,013,357
Average Notional Balance Short	15,983,173
Ending Notional Balance Long	75,861,590
Ending Notional Balance Short	14,573,467
Exchange-Traded Options:
Average Number of Contracts Purchased	439
Return Swaps on Commodities:
Average Notional Balance Long	$83,837,449
Ending Notional Balance Long	93,625,628
Return Swaps on Commodity Indices:
Average Notional Balance Long	$55,671,714
Average Notional Balance Short	6,250,000	(a)
Ending Notional Balance Long	58,320,000
Ending Notional Balance Short	3,100,000

(a)	For the period February 1, 2018 through April 30, 2018.

The Fund’s derivatives contracts held at April 30, 2018 are not accounted for as hedging instruments under GAAP.

APRIL 30, 2018	J.P. MORGAN FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the six months ended April 30, 2018 are as follows:

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$519	$67	$550	$644	$1,780

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2018, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.85% of the Subsidiary’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2018, the effective annualized rate was 0.10% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

22	J.P. MORGAN FUNDS	APRIL 30, 2018

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2018, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$113	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. For performing these services, the Fund and Subsidiary pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees on the CSOP. Interest income earned on cash balances at the custodian, if any, included in Interest income from affiliates on the CSOP. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
0.95%	1.45%	0.70%	0.55%

The contractual expense limitation agreement was in effect for the six months ended April 30, 2018, and is in place until at least October 31, 2019.

For the six months ended April 30, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$630,484	$72,141	$3,648	$706,273

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2018 were $24,297.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

APRIL 30, 2018	J.P. MORGAN FUNDS	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

The Fund may use related party broker-dealers. For the six months ended April 30, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2018, there were no purchases or sales.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiary, held at April 30, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$189,027,480	$8,546,511	$4,970,845	$3,575,666

During the year ended October 31, 2017 the Subsidiary had approximately $2.2 million of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

As of October 31, 2017, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$1,861	$—

During the year ended October 31, 2017, the Fund utilized capital loss carryforwards in the amount of $300.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended April 30, 2018.

24	J.P. MORGAN FUNDS	APRIL 30, 2018

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2018, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
10.2%	77.0%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium to be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

APRIL 30, 2018	J.P. MORGAN FUNDS	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2017, and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Commodities Strategy Fund
Class A
Actual	$1,000.00	$1,033.70	$4.59	0.91%
Hypothetical	1,000.00	1,020.28	4.56	0.91
Class C
Actual	1,000.00	1,032.30	7.10	1.41
Hypothetical	1,000.00	1,017.80	7.05	1.41
Class I
Actual	1,000.00	1,034.60	3.38	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67
Class R6
Actual	1,000.00	1,036.20	2.57	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26	J.P. MORGAN FUNDS	APRIL 30, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. April 2018.	SAN-CSTRAT-418

Semi-Annual Report

J.P. Morgan Funds

April 30, 2018 (Unaudited)

JPMorgan Systematic Alpha Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 8, 2018 (Unaudited)

Dear Shareholder,

While the global economy largely continued its steady-growth trajectory throughout the six months ended April 30, 2018, investor concerns about rising interest rates and geo-political events fueled the return of volatility to financial markets and ended a 15-month string of rising equity prices in the U.S.

“This world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.”— George C.W. Gatch

Favorable central bank policies, corporate earnings growth and consumer confidence remained supportive of global growth throughout the reporting period, though economic data in the European Union (the “EU”) softened somewhat in early 2018. Global petroleum prices generally rose during the reporting period as record output from U.S. shale operations was outweighed by expectations of rising global demand and extended output cuts from the Organization of Petroleum Exporting Nations.

The U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017 and again in March 2018 in response to a tightening labor market and early signs of price inflation. The unemployment rate dropped to 3.9% in April – a level not seen in 18 years – after sitting at 4.1% from October 2017 to March 2018. Gross domestic product (GDP) in the U.S. rose by 2.9% in the fourth quarter of 2017 and an estimated 2.2% in the first quarter of 2018.

Meanwhile, U.S. tax cut legislation enacted in December 2017, appeared to provide support for both equity prices and corporate earnings, which reached record highs in the first quarter of 2017. Of the 279 companies reporting U.S. first quarter earnings by the end of the reporting period, 78% had surpassed analysts’ aggregate estimates.

In early February, a spike in 10-year U.S. Treasury bond yields triggered a rapid sell-off in U.S. financial markets that spread to global markets. Yields on 10-year Treasury bonds are generally considered a bellwether for broader market trends, and the increase in yields was a technical signal that raised investor concerns about inflation and rising U.S. interest rates.

While financial markets rebounded somewhat, the sell-off led to a record spike in market volatility just three months after the CBOE Volatility Index, which looks at Standard & Poor’s 500 Index futures to gauge near-term volatility, had dropped to the lowest level since it was created.

Throughout the latter half of the reporting period, U.S. financial markets were also buffeted by the potential for a U.S.-China trade war after President Trump threatened to raise import tariffs. However, background political uncertainty in Washington, D.C. appeared to have little direct impact on domestic financial markets.

Meanwhile, the European Central Bank (ECB) in January reduced its monthly asset purchases by half, though it declined to raise benchmark interest rates during the reporting period. In November, the Bank of England raised interest rates for the first time in a decade as the domestic economy continued to expand and uncertainty over Britain’s planned exit from the EU receded somewhat. In Germany, Chancellor Angela Merkel successfully formed a governing coalition in late February, removing further uncertainty among investors. Across the 19-nation Eurozone, unemployment fell to 8.5% and GDP grew 2.5% in the first quarter of 2018.

In China, government efforts to curb financial speculation appeared to hold down financial market volatility even as the nation’s economy continued to grow. Estimated GDP growth for China was 6.8% in the first quarter of 2018 and 6.9% for the final quarter of 2017. Emerging market nations largely continued to benefit from robust growth in China, rising commodity prices and global demand for goods. However, rising borrowing costs have put pressure on emerging markets in select nations that depend most on external financing, particularly Argentina, Turkey and Brazil.

Against a generally positive environment for global economic growth, a few distinct concerns have emerged in 2018. U.S. threats of protectionist trade policies and changes in U.S. foreign policy, particularly toward Iran, have led to political strains with long-time U.S. allies and trading partners. Rising interest rates globally have put pressure on the currencies of several emerging market nations. The world’s leading central banks have moved incrementally away from accommodative monetary policies this year and we expect investor focus on those institutions will intensify.

We believe investors who maintain a long-term outlook and a properly diversified portfolio should continue to benefit from the global economic expansion in 2018. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2018	J.P. MORGAN FUNDS	1

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(3.77)%
ICE BofAML 3-Month US Treasury Bill Index (formerly BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.68%

Net Assets as of 4/30/2018	$465,957,239

INVESTMENT OBJECTIVE**

The JPMorgan Systematic Alpha Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

Global financial markets generally provided positive returns for the reporting period, but gains were tempered by increased market volatility, rising bond yields in the U.S. and moderating economic growth in the early part of 2018. While economists had generally forecast continued growth in the global economy, concerns over inflationary pressure, signs of slowing growth in Europe and a potential trade war between the U.S. and China all led to investor uncertainty in the latter half of the reporting period.

Notably, global petroleum prices rose significantly during the reporting period. Global economic growth drove increased demand for oil, while on the supply side, the Organization of Petroleum Exporting Countries and Russia agreed in December 2017 to extend production curbs through 2018. Severe reductions in output from Venezuela and threatened U.S. sanctions against Iran also provided support for global energy prices.

Throughout the final months of 2017 and into January 2018, U.S. equity prices reached new highs and financial market volatility remained at historically low levels. Then in early February 2018, the Standard & Poor’s 500 Index (the “S&P 500”) fell more than 10% intraday and the CBOE Volatility Index, which measures options on the S&P 500 to gauge near-term market volatility, spiked a record 115.6%. The sell-off came after fifteen consecutive months of stock market gains and was largely triggered by a spike in yields on 10-year U.S. Treasury bonds, which signaled to investors that rising borrowing costs and accelerating inflation could lead to weakness in asset prices. Overall, bond prices in the U.S. declined amid investor expectations for rising interest rates.

In Europe and Japan, equity prices generally ended higher for the reporting period, supported by central bank policies, corporate earnings and continued improvements in leading economic indicators. However, increased market volatility in 2018 erased much of the stock market gains made in late 2017.

Equity prices in emerging markets also rose amid corporate profit growth, rising commodities prices and a positive global economic outlook. China’s efforts to curb financial market speculation appeared to provide some stability to asset prices.

Notably, prices for emerging market debt slumped after rising through most of 2016 and 2017. A potential U.S.-China trade war, widening conflict in Syria and political uncertainty ahead of elections in Brazil and Mexico contributed to investor concerns about emerging market currencies and local-currency denominated bonds.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class I Shares) underperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2018. References to the Benchmark and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Benchmark does not imply the Fund is being managed like the Benchmark and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

During the reporting period, the Fund’s alternative investment strategies experienced negative performance, with losses from its equity market neutral and macro strategies partially offset by gains from the Fund’s convertible bond arbitrage strategy.

The Fund’s equity market neutral strategy was the leading detractor from absolute performance. From a return perspective, the value factor was the worst performing factor over the period. The momentum and size factors also had negative returns.

The Fund’s event-driven strategy was flat over the reporting period. The merger arbitrage sub-strategy was the leading detractor within the event-driven strategy, amid increased financial market volatility and investor concerns over regulatory uncertainty surrounding corporate mergers and acquisitions during the first quarter of 2018. The share repurchase sub-strategy made a positive contribution to absolute performance, partially offsetting losses from the merger arbitrage sub-strategy.

The Fund’s macro investment strategies generated negative returns, with losses across relative value fixed income, foreign exchange, commodity-based and time series-momentum factors.

The Fund’s convertible bond arbitrage strategy made a positive contribution to absolute performance over the reporting period.

2	J.P. MORGAN FUNDS	APRIL 30, 2018

HOW WAS THE FUND POSITIONED?

During the six month reporting period, the Fund’s risk was diversified across its investment strategies. Risk within the event-driven strategy remained below the historical average, reflecting below-average activity levels, but increased over the reporting period. In the equity market neutral strategy, aggregate risk was at the lower end of the typical range for much of the period but increased in the first quarter of 2018. The macro strategy was near long-term target risk levels, but also increased aggregate risk during the reporting period.

RISK ALLOCATION AS OF APRIL 30, 2018

Asset Class / Strategy	% of Risk Allocation***
Convertible Arbitrage (1)	4.2%
Equity Market Neutral (2)	42.0
Event Driven (3)	26.8
Macro Based (4)	27.0

TOP TEN HOLDINGS OF THE PORTFOLIO (a)
1.	Monsanto Co.	1.6%
2.	Validus Holdings Ltd.	1.5
3.	NXP Semiconductors NV (Netherlands)	1.4
4.	Rockwell Collins, Inc.	1.4
5.	Blackhawk Network Holdings, Inc.	1.3
6.	WGL Holdings, Inc.	0.8
7.	Innogy SE, Reg. S (Germany)	0.8
8.	General Cable Corp.	0.7
9.	AmTrust Financial Services, Inc.	0.6
10.	FTI Consulting, Inc.	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of April 30, 2018 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.
(1)	Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option).
(2)	Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e. selling short) that the Adviser expects to decrease in value.
(3)	Event Driven strategies (e.g. merger arbitrage) seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.
(4)	Macro Based Strategies aim to exploit macro economic imbalances across the globe through a broad range of asset classes including, but not limited to fixed income, currency and commodities.
(a)	Percentages indicated are based upon total market value of investments as of April 30, 2018. The Fund’s portfolio composition is subject to change.

APRIL 30, 2018	J.P. MORGAN FUNDS	3

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 12, 2013
With Sales Charge**		(8.29)%	(9.56)%	(0.31)%	0.38%
Without Sales Charge		(3.94)	(5.27)	0.61	1.27
CLASS C SHARES	February 12, 2013
With CDSC***		(5.16)	(6.76)	0.12	0.77
Without CDSC		(4.16)	(5.76)	0.12	0.77
CLASS I SHARES	February 12, 2013	(3.77)	(5.00)	0.86	1.52
CLASS R6 SHARES	February 12, 2013	(3.66)	(4.79)	1.08	1.73

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/12/13 TO 4/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 12, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Systematic Alpha Fund and the ICE BofAML 3-Month US Treasury Bill Index from February 12, 2013 to April 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through July 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2018

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 35.2%
	Consumer Discretionary — 4.8%
	Auto Components — 0.4%
13,766	BorgWarner, Inc.	673,708
31,295	Gentex Corp.	711,648
898	Lear Corp.	167,899
3,708	Linamar Corp., (Canada)	207,789

		1,761,044

	Diversified Consumer Services — 0.2%
27,535	H&R Block, Inc.	761,343

	Hotels, Restaurants & Leisure — 1.4%
29,400	Brinker International, Inc.	1,281,546
3,900	Churchill Downs, Inc.	1,070,940
4,400	Domino’s Pizza, Inc.	1,063,612
62,600	La Quinta Holdings, Inc. (a)	1,223,204
14,677	Wyndham Worldwide Corp.	1,676,260

		6,315,562

	Household Durables — 0.7%
37,259	Beazer Homes USA, Inc. (a)	546,962
7,145	MDC Holdings, Inc.	207,277
35,300	PulteGroup, Inc.	1,071,708
28,892	Taylor Morrison Home Corp., Class A (a)	686,474
14,813	Toll Brothers, Inc.	624,516

		3,136,937

	Media — 0.4%
11,127	John Wiley & Sons, Inc., Class A	733,825
9,492	Omnicom Group, Inc.	699,181
18,717	Sinclair Broadcast Group, Inc., Class A	530,627

		1,963,633

	Multiline Retail — 0.1%
3,545	Big Lots, Inc.	150,485
7,497	Target Corp.	544,282

		694,767

	Specialty Retail — 1.3%
40,020	American Eagle Outfitters, Inc.	827,614
3,520	Best Buy Co., Inc.	269,385
77,429	Chico’s FAS, Inc.	768,870
1,482	Children’s Place, Inc. (The)	189,029
20,568	Conn’s, Inc. (a)	524,484
22,153	Dick’s Sporting Goods, Inc.	733,043
20,900	Foot Locker, Inc.	900,372
13,500	Murphy USA, Inc. (a)	844,695
117,252	Rent-A-Center, Inc.	1,185,418

		6,242,910

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.3%
6,179	Ralph Lauren Corp.	678,763
21,839	Wolverine World Wide, Inc.	654,297

		1,333,060

	Total Consumer Discretionary	22,209,256

	Consumer Staples — 2.2%
	Beverages — 0.1%
6,047	PepsiCo, Inc.	610,384

	Food & Staples Retailing — 0.9%
14,600	Matsumotokiyoshi Holdings Co. Ltd., (Japan)	650,373
221,374	Metcash Ltd., (Australia)	597,513
15,048	United Natural Foods, Inc. (a)	677,461
23,832	Walgreens Boots Alliance, Inc.	1,583,636
6,823	Walmart, Inc.	603,563

		4,112,546

	Food Products — 0.6%
19,398	Conagra Brands, Inc.	719,084
38,240	Flowers Foods, Inc.	864,606
5,218	Ingredion, Inc.	631,848
5,556	Sanderson Farms, Inc.	617,605

		2,833,143

	Household Products — 0.1%
8,378	Procter & Gamble Co. (The)	606,065

	Personal Products — 0.5%
11,600	Herbalife Nutrition Ltd. (a)	1,226,468
10,013	Nu Skin Enterprises, Inc., Class A	712,425
1,149	USANA Health Sciences, Inc. (a)	121,277

		2,060,170

	Total Consumer Staples	10,222,308

	Energy — 1.6%
	Energy Equipment & Services — 0.6%
19,434	National Oilwell Varco, Inc.	751,513
29,201	RPC, Inc.	525,910
7,300	Tidewater, Inc. (a)	250,098
65,033	Transocean Ltd. (a)	804,458
27,670	Unit Corp. (a)	627,555

		2,959,534

	Oil, Gas & Consumable Fuels — 1.0%
3,300	Energen Corp. (a)	215,952
15,957	HollyFrontier Corp.	968,430
22,374	PBF Energy, Inc., Class A	857,595
6,800	Peabody Energy Corp.	250,580

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	5

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
7,407	Phillips 66	824,473
46,482	Ship Finance International Ltd., (Norway)	662,369
41,900	Showa Shell Sekiyu KK, (Japan)	591,653
2,819	Valero Energy Corp.	312,712

		4,683,764

	Total Energy	7,643,298

	Financials — 3.9%
	Banks — 0.7%
31,500	BancorpSouth Bank	1,041,075
13,200	Customers Bancorp, Inc. (a)	380,424
29,300	Fifth Third Bancorp	971,881
8,555	Toronto-Dominion Bank (The), (Canada)	480,471
8,600	Union Bankshares Corp.	325,166

		3,199,017

	Capital Markets — 0.4%
17,994	Artisan Partners Asset Management, Inc., Class A	578,507
48,494	BGC Partners, Inc., Class A	647,880
32,202	Waddell & Reed Financial, Inc., Class A	651,769

		1,878,156

	Insurance — 2.7%
16,238	Aflac, Inc.	739,966
203,003	AmTrust Financial Services, Inc.	2,616,709
11,815	First American Financial Corp.	603,865
33,674	Old Republic International Corp.	686,949
5,848	Prudential Financial, Inc.	621,759
13,936	Unum Group	674,224
95,863	Validus Holdings Ltd.	6,496,635

		12,440,107

	Thrifts & Mortgage Finance — 0.1%
19,506	Flagstar Bancorp, Inc. (a)	673,932

	Total Financials	18,191,212

	Health Care — 3.7%
	Health Care Equipment & Supplies — 1.2%
3,020	Cooper Cos., Inc. (The)	690,704
7,097	Danaher Corp.	711,971
15,370	Halyard Health, Inc. (a)	728,077
31,800	Natus Medical, Inc. (a)	1,050,990
63,872	NxStage Medical, Inc. (a)	1,700,273
8,033	STERIS plc	759,279

		5,641,294

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 1.3%
6,261	Aetna, Inc.	1,121,032
440	Chemed Corp.	135,617
13,695	Encompass Health Corp.	832,930
5,374	Express Scripts Holding Co. (a)	406,812
1,341	Humana, Inc.	394,495
183,097	Kindred Healthcare, Inc. (a)	1,629,563
4,700	MEDNAX, Inc. (a)	215,777
2,677	Quest Diagnostics, Inc.	270,912
759	UnitedHealth Group, Inc.	179,428
3,375	WellCare Health Plans, Inc. (a)	692,415

		5,878,981

	Life Sciences Tools & Services — 0.6%
10,685	Agilent Technologies, Inc.	702,432
13,047	Cambrex Corp. (a)	690,839
6,186	ICON plc (a)	727,659
3,377	Waters Corp. (a)	636,260

		2,757,190

	Pharmaceuticals — 0.6%
88,407	Akorn, Inc. (a)	1,275,713
1,437	Johnson & Johnson	181,766
20,325	Mallinckrodt plc (a)	264,225
20,455	Pfizer, Inc.	748,858
4,425	STADA Arzneimittel AG, (Germany)	448,010

		2,918,572

	Total Health Care	17,196,037

	Industrials — 6.6%
	Aerospace & Defense — 1.6%
8,903	HEICO Corp.	782,129
47,084	Rockwell Collins, Inc.	6,240,513
7,282	Spirit AeroSystems Holdings, Inc., Class A	585,254

		7,607,896

	Airlines — 0.1%
107,017	Qantas Airways Ltd., (Australia)	462,825

	Building Products — 0.1%
10,562	Fortune Brands Home & Security, Inc.	577,636
1,810	Owens Corning	118,537

		696,173

	Commercial Services & Supplies — 0.5%
19,287	Brady Corp., Class A	702,047
4,038	Deluxe Corp.	276,764
17,917	Herman Miller, Inc.	550,052

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — continued
32,960	Quad/Graphics, Inc.	814,442

		2,343,305

	Construction & Engineering — 0.3%
51,130	Chicago Bridge & Iron Co. NV	772,063
76,600	Penta-Ocean Construction Co. Ltd., (Japan)	603,671

		1,375,734

	Electrical Equipment — 1.2%
9,430	AMETEK, Inc.	658,214
8,535	Eaton Corp. plc	640,381
10,629	EnerSys	728,724
101,009	General Cable Corp.	2,994,917
9,232	Regal Beloit Corp.	657,319

		5,679,555

	Industrial Conglomerates — 0.1%
2,840	3M Co.	552,068

	Machinery — 1.8%
42,184	Allison Transmission Holdings, Inc.	1,644,754
3,525	Barnes Group, Inc.	195,743
7,804	Crane Co.	652,726
4,172	Cummins, Inc.	666,936
13,600	Dover Corp.	1,260,720
14,047	Greenbrier Cos., Inc. (The)	615,961
6,248	Hillenbrand, Inc.	289,595
8,256	Ingersoll-Rand plc	692,596
16,100	Pentair plc, (United Kingdom)	1,083,208
23,500	Terex Corp.	858,220
17,395	Wabash National Corp.	348,944

		8,309,403

	Professional Services — 0.5%
36,901	FTI Consulting, Inc. (a)	2,155,018

	Trading Companies & Distributors — 0.4%
9,822	Applied Industrial Technologies, Inc.	628,117
27,600	HD Supply Holdings, Inc. (a)	1,068,396

		1,696,513

	Total Industrials	30,878,490

	Information Technology — 5.9%
	Communications Equipment — 0.1%
8,554	Cisco Systems, Inc.	378,857

	Electronic Equipment, Instruments & Components — 0.7%
10,226	Dolby Laboratories, Inc., Class A	611,719
23,726	Jabil, Inc.	631,112

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
9,760	Methode Electronics, Inc.	389,424
11,375	Orbotech Ltd., (Israel) (a)	664,527
6,534	TE Connectivity Ltd.	599,495
32,589	Vishay Intertechnology, Inc.	575,196

		3,471,473

	Internet Software & Services — 0.1%
622	Alphabet, Inc., Class A (a)	633,557

	IT Services — 2.1%
5,622	Amdocs Ltd.	378,080
129,485	Blackhawk Network Holdings, Inc. (a)	5,813,877
29,073	Convergys Corp.	679,145
12,500	DXC Technology Co.	1,288,250
7,140	Fidelity National Information Services, Inc.	678,086
5,838	Visa, Inc., Class A	740,725
22,719	Western Union Co. (The)	448,700

		10,026,863

	Semiconductors & Semiconductor Equipment — 2.1%
11,268	Applied Materials, Inc.	559,682
6,083	Cabot Microelectronics Corp.	617,120
21,456	Entegris, Inc.	690,883
3,139	Lam Research Corp.	580,903
60,644	NXP Semiconductors NV, (Netherlands) (a)	6,361,556
10,528	Teradyne, Inc.	342,686
9,100	Ulvac, Inc., (Japan)	486,797

		9,639,627

	Software — 0.6%
34,800	Nexon Co. Ltd., (Japan) (a)	506,388
9,061	Oracle Corp.	413,816
14,491	Progress Software Corp.	535,153
7,927	Synopsys, Inc. (a)	677,838
4,667	VMware, Inc., Class A (a)	621,924

		2,755,119

	Technology Hardware, Storage & Peripherals — 0.2%
656	Apple, Inc.	108,410
28,061	HP, Inc.	603,031

		711,441

	Total Information Technology	27,616,937

	Materials — 4.1%
	Chemicals — 2.3%
7,224	Eastman Chemical Co.	737,426
20,810	Huntsman Corp.	619,514

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	7

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Chemicals — continued
1,193	LyondellBasell Industries NV, Class A	126,136
22,000	Mitsubishi Gas Chemical Co., Inc., (Japan)	515,580
57,330	Monsanto Co.	7,187,462
102,500	Platform Specialty Products Corp. (a)	1,032,175
21,000	Tosoh Corp., (Japan)	371,455
2,486	Trinseo SA	181,354

		10,771,102

	Containers & Packaging — 0.7%
6,332	Avery Dennison Corp.	663,657
13,081	Greif, Inc., Class A	765,500
6,262	Packaging Corp. of America	724,451
23,900	Sealed Air Corp.	1,048,015

		3,201,623

	Metals & Mining — 1.0%
52,802	BlueScope Steel Ltd., (Australia)	648,908
102,515	Fortescue Metals Group Ltd., (Australia)	347,820
6,436	Kaiser Aluminum Corp.	634,203
143,089	Regis Resources Ltd., (Australia)	504,939
44,200	Sandstorm Gold Ltd., (Canada) (a)	204,485
20,510	Schnitzer Steel Industries, Inc., Class A	604,019
15,421	Steel Dynamics, Inc.	691,015
70,278	Westgold Resources Ltd., (Australia) (a)	77,789
15,978	Worthington Industries, Inc.	711,500

		4,424,678

	Paper & Forest Products — 0.1%
24,208	Louisiana-Pacific Corp.	685,813

	Total Materials	19,083,216

	Real Estate — 0.3%
	Real Estate Management & Development — 0.3%
5,300	CBRE Group, Inc., Class A (a)	240,143
29,571	First Capital Realty, Inc., (Canada)	462,238
24,600	Nomura Real Estate Holdings, Inc., (Japan)	608,762

	Total Real Estate	1,311,143

	Telecommunication Services — 0.1%
	Wireless Telecommunication Services — 0.1%
19,700	NTT DOCOMO, Inc., (Japan)	508,930

	Utilities — 2.0%
	Gas Utilities — 0.7%
40,511	WGL Holdings, Inc.	3,447,486

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power and Renewable Electricity Producers — 0.2%
38,390	NRG Yield, Inc., Class C	683,342

	Multi-Utilities — 1.1%
34,452	Avista Corp.	1,786,681
76,091	Innogy SE, (Germany), Reg. S (e)	3,343,452

		5,130,133

	Total Utilities	9,260,961

	Total Common Stocks (Cost $154,360,079)	164,121,788

Convertible Preferred Stocks — 0.7%
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
6,000	Hess Corp., 8.00%, 02/01/2019 ($50 par value)	390,120
7,550	Kinder Morgan, Inc., Series A, 9.75%, 10/26/2018 ($49 par value)	234,805

	Total Energy	624,925

	Financials — 0.2%
	Banks — 0.2%
263	Bank of America Corp., Series L, 7.25% ($1,000 par value)	334,799
263	Wells Fargo & Co., Series L, 7.50% ($1,000 par value)	336,801

	Total Financials	671,600

	Health Care — 0.1%
	Health Care Equipment & Supplies — 0.1%
6,000	Becton Dickinson and Co., Series A, 6.13%, 05/01/2020 ($50 par value)	362,100

	Industrials — 0.1%
	Commercial Services & Supplies — 0.0% (g)
5,300	Stericycle, Inc., 5.25%, 09/15/2018 ($100 par value)	240,726

	Machinery — 0.1%
3,300	Stanley Black & Decker, Inc., 5.38%, 05/15/2020 ($100 par value)	354,750

	Total Industrials	595,476

	Real Estate — 0.0% (g)
	Equity Real Estate Investment Trusts (REITs) — 0.0% (g)
3,500	Welltower, Inc., Series I, 6.50% ($50 par value)	195,930

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2018

SHARES	SECURITY DESCRIPTION	VALUE($)
Convertible Preferred Stocks — continued
	Utilities — 0.2%
	Electric Utilities — 0.1%
5,000	NextEra Energy, Inc., 6.37%, 09/01/2018 ($50 par value)	366,750

	Multi-Utilities — 0.1%
6,000	Dominion Energy, Inc., Series A, 6.75%, 08/15/2019 ($50 par value)	275,640
6,000	DTE Energy Co., 6.50%, 10/01/2019 ($50 par value)	314,940

		590,580

	Total Utilities	957,330

	Total Convertible Preferred Stocks (Cost $3,474,269)	3,407,361

PRINCIPAL AMOUNT
Convertible Bonds — 3.9%
	Consumer Discretionary — 0.2%
	Internet & Direct Marketing Retail — 0.2%
109,000	Priceline Group, Inc. (The), 0.35%, 06/15/2020	182,241
469,000	Shutterfly, Inc., 0.25%, 05/15/2018	589,053
395,000	Vipshop Holdings Ltd., (China), 1.50%, 03/15/2019	411,495

	Total Consumer Discretionary	1,182,789

	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
478,000	Cheniere Energy, Inc., 4.25%, 03/15/2045	372,763
350,000	Oasis Petroleum, Inc., 2.63%, 09/15/2023	412,195

	Total Energy	784,958

	Financials — 0.2%
	Capital Markets — 0.1%
518,000	Prospect Capital Corp., 4.75%, 04/15/2020	520,579

	Mortgage Real Estate Investment Trusts (REITs) — 0.1%
283,000	Starwood Property Trust, Inc., 4.00%, 01/15/2019	302,868

	Total Financials	823,447

	Health Care — 1.1%
	Biotechnology — 0.5%
573,000	Acorda Therapeutics, Inc., 1.75%, 06/15/2021	519,133
343,000	AMAG Pharmaceuticals, Inc., 3.25%, 06/01/2022	359,721
	BioMarin Pharmaceutical, Inc.,
303,000	0.75%, 10/15/2018	311,323
273,000	1.50%, 10/15/2020	306,427

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
441,000	Intercept Pharmaceuticals, Inc., 3.25%, 07/01/2023	361,141
485,000	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/2021	483,846

		2,341,591

	Health Care Equipment & Supplies — 0.1%
269,000	NuVasive, Inc., 2.25%, 03/15/2021	296,068

	Health Care Providers & Services — 0.3%
97,000	Anthem, Inc., 2.75%, 10/15/2042	313,856
477,000	Brookdale Senior Living, Inc., 2.75%, 06/15/2018	475,808
199,000	Molina Healthcare, Inc., 1.13%, 01/15/2020	414,542

		1,204,206

	Health Care Technology — 0.1%
	Allscripts Healthcare Solutions, Inc.,
268,000	1.25%, 07/01/2020	265,989
166,000	1.25%, 07/01/2020	164,754

		430,743

	Life Sciences Tools & Services — 0.0% (g)
137,000	Illumina, Inc., 0.50%, 06/15/2021	171,055

	Pharmaceuticals — 0.1%
103,000	Impax Laboratories, Inc., 2.00%, 06/15/2022	102,897
180,000	Impax Laboratories, Inc., 2.00%, 06/15/2022 (bb)	—
581,000	Jazz Investments I Ltd., 1.88%, 08/15/2021	606,088

		708,985

	Total Health Care	5,152,648

	Industrials — 0.1%
	Machinery — 0.1%
339,000	Trinity Industries, Inc., 3.88%, 06/01/2036	449,005

	Information Technology — 1.8%
	Communications Equipment — 0.2%
341,000	InterDigital, Inc., 1.50%, 03/01/2020	397,947
261,000	Palo Alto Networks, Inc., Zero Coupon, 07/01/2019	456,973

		854,920

	Internet Software & Services — 0.2%
471,000	Akamai Technologies, Inc., Zero Coupon, 02/15/2019	480,648
422,000	j2 Global, Inc., 3.25%, 06/15/2029	538,744

		1,019,392

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	9

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Convertible Bonds — continued
	IT Services — 0.1%
303,000	Euronet Worldwide, Inc., 1.50%, 10/01/2044	358,719

	Semiconductors & Semiconductor Equipment — 0.8%
323,000	Integrated Device Technology, Inc., 0.88%, 11/15/2022	348,614
154,000	Intel Corp., 3.25%, 08/01/2039	382,559
311,000	Microchip Technology, Inc., 1.63%, 02/15/2025	505,902
688,000	Micron Technology, Inc., Series G, 3.00%, 11/15/2043	1,089,150
74,000	Novellus Systems, Inc., 2.63%, 05/15/2041	408,650
458,000	NXP Semiconductors NV, (Netherlands), 1.00%, 12/01/2019	541,070
320,000	Veeco Instruments, Inc., 2.70%, 01/15/2023	283,691

		3,559,636

	Software — 0.4%
322,000	Citrix Systems, Inc., 0.50%, 04/15/2019	462,228
348,000	Red Hat, Inc., 0.25%, 10/01/2019	770,605
397,000	Verint Systems, Inc., 1.50%, 06/01/2021	384,454
265,000	Workday, Inc., 0.75%, 07/15/2018	395,247

		2,012,534

	Technology Hardware, Storage & Peripherals — 0.1%
394,000	Electronics For Imaging, Inc., 0.75%, 09/01/2019	379,846

	Total Information Technology	8,185,047

	Materials — 0.1%
	Metals & Mining — 0.1%
321,000	Royal Gold, Inc., 2.88%, 06/15/2019	342,667

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.1%
	Spirit Realty Capital, Inc.,
203,000	2.88%, 05/15/2019	201,973
224,000	3.75%, 05/15/2021	224,952

	Total Real Estate	426,925

	Utilities — 0.1%
	Independent Power and Renewable Electricity Producers — 0.1%
557,000	NRG Yield, Inc., 3.50%, 02/01/2019 (e)	555,259

	Total Convertible Bonds (Cost $15,813,686)	17,902,745

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0%
	Health Care — 0.0%
	Biotechnology — 0.0%
2,982	Chelsea Therapeutics, Inc., CVR (Denmark) (a) (bb) (Cost $—)	—

SHARES
Short-Term Investments — 55.4%
	Investment Company — 55.4%
258,040,313	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.58% (b) (l) (Cost $258,040,313)	258,040,313

	Total Investments — 95.2% (Cost $431,688,347)	443,472,207
	Other Assets in Excess of Liabilities — 4.8%	22,485,032

	NET ASSETS — 100.0%	$465,957,239

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2018

Futures contracts outstanding as of April 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Feeder Cattle	77	05/2018	USD	5,396,738	373,573
Hang Seng Index	5	05/2018	HKD	971,039	6,098
LME Aluminum Base Metal	69	05/2018	USD	3,904,538	287,644
LME Nickel Base Metal	43	05/2018	USD	3,509,058	42,788
LME Zinc Base Metal	102	05/2018	USD	7,978,313	(325,013)
WTI Crude Oil	116	05/2018	USD	7,954,120	705,512
100 oz Gold	16	06/2018	USD	2,110,720	(31,403)
Australia 10 Year Bond	523	06/2018	AUD	50,356,772	211,817
Euro-Schatz	21	06/2018	EUR	2,838,120	1,628
FTSE/MIB Index	9	06/2018	EUR	1,279,654	75,055
Live Cattle	139	06/2018	USD	5,899,160	(483,490)
LME Aluminum Base Metal	39	06/2018	USD	2,208,375	137,456
LME Nickel Base Metal	22	06/2018	USD	1,797,972	49,445
LME Zinc Base Metal	51	06/2018	USD	3,989,475	(180,141)
SPI 200 Index	2	06/2018	AUD	223,745	(1,149)
U.S. Treasury 10 Year Note	886	06/2018	USD	105,918,531	(233,497)
WTI Crude Oil	33	06/2018	USD	2,259,840	207,662
Cocoa	155	07/2018	USD	4,378,750	461,203
Corn	29	07/2018	USD	581,087	19,077
Cotton No. 2	77	07/2018	USD	3,227,840	97,463
LME Aluminum Base Metal	14	07/2018	USD	791,525	93,495
Soybean	40	07/2018	USD	2,097,000	35,170
Wheat	3	07/2018	USD	76,575	5,991
Live Cattle	72	08/2018	USD	3,010,320	(210,922)

					1,345,462

Short Contracts
CAC 40 10 Euro Index	(11)	05/2018	EUR	(725,488)	(21,322)
IBEX 35 Index	(20)	05/2018	EUR	(2,401,028)	(48,769)
LME Aluminum Base Metal	(69)	05/2018	USD	(3,904,538)	(488,175)
LME Nickel Base Metal	(14)	05/2018	USD	(1,142,484)	(42,210)
Natural Gas	(187)	05/2018	USD	(5,166,810)	4,490
Australia 3 Year Bond	(118)	06/2018	AUD	(9,853,026)	(3,673)
Canada 10 Year Bond	(11)	06/2018	CAD	(1,126,173)	9,901
DAX Index	(3)	06/2018	EUR	(1,138,390)	(31,172)
EURO STOXX 50 Index	(37)	06/2018	EUR	(1,547,784)	(68,552)
Euro-Bobl	(69)	06/2018	EUR	(10,915,496)	(41,256)
Euro-Bund	(29)	06/2018	EUR	(5,559,138)	(29,293)
Euro-Buxl	(1)	06/2018	EUR	(197,491)	802
FTSE 100 Index	(18)	06/2018	GBP	(1,845,369)	(67,421)
Japan 10 Year Bond	(66)	06/2018	JPY	(90,946,213)	46,959
Lean Hogs	(212)	06/2018	USD	(6,164,960)	457,665
LME Aluminum Base Metal	(39)	06/2018	USD	(2,208,375)	(255,036)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	11

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
LME Zinc Base Metal	(6)	06/2018	USD	(469,350)	15,655
Long Gilt	(178)	06/2018	GBP	(29,960,131)	(408,403)
Natural Gas	(66)	06/2018	USD	(1,848,000)	25,270
S&P 500 E-Mini Index	(644)	06/2018	USD	(85,233,400)	2,978,140
Sugar No. 11	(293)	06/2018	USD	(3,855,880)	393,504
TOPIX Index	(1)	06/2018	JPY	(162,163)	(1,265)
U.S. Treasury 2 Year Note	(250)	06/2018	USD	(53,011,719)	91,222
U.S. Treasury 5 Year Note	(153)	06/2018	USD	(17,363,109)	61,280
U.S. Treasury Long Bond	(27)	06/2018	USD	(3,874,500)	17,814
Coffee ‘C’	(113)	07/2018	USD	(5,203,650)	(167,215)
Copper	(1)	07/2018	USD	(76,850)	2,422
Corn	(376)	07/2018	USD	(7,534,100)	(217,484)
LME Aluminum Base Metal	(8)	07/2018	USD	(452,300)	(5,050)
Silver	(61)	07/2018	USD	(5,002,305)	31,623
Wheat	(200)	07/2018	USD	(5,105,000)	(440,027)
Feeder Cattle	(18)	08/2018	USD	(1,315,800)	9,247
Sugar No. 11	(191)	09/2018	USD	(2,564,901)	179,084
Wheat	(129)	09/2018	USD	(3,394,313)	(262,468)

					1,726,287

					3,071,749

Forward foreign currency exchange contracts outstanding as of April 30, 2018:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	721,200	GBP	631,286	Standard Chartered Bank	05/25/2018	2,382
TRY	12,671,156	USD	3,062,076	HSBC Bank, NA	05/25/2018	33,473
USD	14,022,998	AUD	18,046,037	HSBC Bank, NA	05/25/2018	436,510
USD	13,435,117	CAD	16,924,869	State Street Corp.	05/25/2018	246,963
USD	38,188,428	CHF	36,556,018	State Street Corp.	05/25/2018	1,225,400
USD	25,068,150	EUR	20,212,900	State Street Corp.	05/25/2018	616,684
USD	3,434,369	HUF	860,431,737	Merrill Lynch International	05/25/2018	117,636
USD	3,316,732	ILS	11,607,693	BNP Paribas	05/25/2018	86,769
USD	6,587,874	JPY	704,977,587	HSBC Bank, NA	05/25/2018	128,938
USD	5,294,266	NZD	7,210,323	Australia & New Zealand Banking Group Ltd.	05/25/2018	221,590
USD	35,229,140	SEK	296,163,032	Citibank, NA	05/25/2018	1,346,824
USD	3,262,866	THB	101,645,449	Australia & New Zealand Banking Group Ltd.	05/25/2018	40,098
USD	3,313,724	TWD	97,382,715	Merrill Lynch International**	05/25/2018	19,236

Total unrealized appreciation						4,522,503

AUD	3,139,367	USD	2,449,306	Goldman Sachs International	05/25/2018	(85,741)
CAD	764,660	USD	602,966	Merrill Lynch International	05/25/2018	(7,130)
GBP	8,491,563	USD	12,164,741	Merrill Lynch International	05/25/2018	(461,507)
INR	217,279,710	USD	3,306,344	Merrill Lynch International**	05/25/2018	(47,453)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2018

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	144,302,342	USD	1,352,220	BNP Paribas	05/25/2018	(30,137)
JPY	2,600,715,959	USD	24,303,167	HSBC Bank, NA	05/25/2018	(475,663)
MXN	62,964,433	USD	3,465,119	HSBC Bank, NA	05/25/2018	(111,227)
NOK	329,769,993	USD	42,510,895	State Street Corp.	05/25/2018	(1,370,687)
RUB	187,064,612	USD	3,003,216	Goldman Sachs International**	05/25/2018	(41,333)
USD	937,799	CHF	928,233	State Street Corp.	05/25/2018	(769)
USD	3,223,450	KRW	3,457,246,319	Merrill Lynch International**	05/25/2018	(5,864)
ZAR	39,255,696	USD	3,240,915	Merrill Lynch International	05/25/2018	(102,001)

Total unrealized depreciation						(2,739,512)

Net unrealized appreciation						1,782,991

Over the Counter (“OTC”) Total return swap contracts outstanding as of April 30, 2018:
REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/ RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Media Gen, Inc., CVR (bb)	Total appreciation of the position at maturity	Total depreciation of the position at maturity	At Termination	Union Bank of Switzerland AG	10/18/2018	USD 48,548	—	2,379

							—	2,379

OTC Total Return Basket Swaps Outstanding at April 30, 2018
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in GBP based on the local currencies of the positions within the swaps.	10/31/2018	$98,767	$27,155	$—	$27,155

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Carnival plc	3,098	201,356	(166)	0.0	(g)
SSP Group plc	93,119	833,282	(2,819)	0.0	(g)
TUI AG	36,767	831,447	(1,458)	0.0	(g)
William Hill plc	40,526	163,002	(357)	0.0	(g)

	173,510	2,029,087	(4,800)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	13

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Household Durables
Berkeley Group Holdings plc	5,470	306,232	(411)	0.0	(g)
Bovis Homes Group plc	51,008	867,880	278	0.0	(g)
Persimmon plc	19,096	713,339	(419)	0.0	(g)
Redrow plc	74,633	643,121	(1,618)	0.0	(g)
Taylor Wimpey plc	272,986	718,919	(1,715)	0.0	(g)

	423,193	3,249,491	(3,885)	0.0	(g)

Specialty Retail
WH Smith plc	26,337	705,916	(1,480)	0.0	(g)

Total Consumer Discretionary	623,040	5,984,494	(10,165)	0.0	(g)

Consumer Staples
Food & Staples Retailing
Wm Morrison Supermarkets plc	33,794	112,709	(392)	0.0	(g)

Energy
Energy Equipment & Services
Petrofac Ltd.	97,318	807,609	(1,080)	0.0	(g)

Oil, Gas & Consumable Fuels
BP plc	121,577	903,070	2,592	0.0	(g)

Total Energy	218,895	1,710,679	1,512	0.0	(g)

Financials
Capital Markets
3i Group plc	26,298	339,459	(1,442)	0.0	(g)

Health Care
Health Care Equipment & Supplies
Smith & Nephew plc	46,226	885,276	(3,129)	0.0	(g)

Industrials
Airlines
International Consolidated Airlines Group SA	11,353	98,138	(360)	0.0	(g)
Wizz Air Holdings plc (a)	18,215	799,832	(1,114)	0.0	(g)

Total Industrials	29,568	897,970	(1,474)	0.0	(g)

Information Technology
Electronic Equipment, Instruments & Components
Electrocomponents plc	25,938	216,840	(627)	0.0	(g)

Internet Software & Services
Moneysupermarket.com Group plc	117,860	485,459	(828)	0.0	(g)

Total Information Technology	143,798	702,299	(1,455)	0.0	(g)

Materials
Chemicals
Victrex plc	23,188	834,897	(2,122)	0.0	(g)

Containers & Packaging
DS Smith plc	111,008	795,208	(3,149)	0.0	(g)

Metals & Mining
Centamin plc	123,689	267,272	354	0.0	(g)
Rio Tinto plc	14,797	806,524	2,684	0.0	(g)

	138,486	1,073,796	3,038	0.0	(g)

Total Materials	272,682	2,703,901	(2,233)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Telecommunication Services
Diversified Telecommunication Services
BT Group plc	211,220	724,979	(388)	0.0	(g)

Wireless Telecommunication Services
Vodafone Group plc	291,775	851,462	1,493	0.0	(g)

Total Telecommunication Services	502,995	1,576,441	1,105	0.0	(g)

Utilities
Multi-Utilities
Centrica plc	409,035	866,076	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	2,306,331	15,779,304	(17,673)	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Compass Group plc	(44,868)	(962,544)	1,065	0.0	(g)
Domino’s Pizza Group plc	(194,132)	(967,656)	3,305	0.0	(g)
Merlin Entertainments plc	(139,403)	(705,201)	667	0.0	(g)
Whitbread plc	(10,848)	(638,266)	1,077	0.0	(g)

	(389,251)	(3,273,667)	6,114	0.0	(g)

Internet & Direct Marketing Retail
Ocado Group plc (a)	(62,889)	(464,857)	1,286	0.0	(g)

Media
ITV plc	(411,608)	(856,299)	3,042	0.0	(g)
WPP plc	(51,464)	(883,129)	731	0.0	(g)

	(463,072)	(1,739,428)	3,773	0.0	(g)

Multiline Retail
B&M European Value Retail SA	(81,235)	(452,694)	579	0.0	(g)

Total Consumer Discretionary	(996,447)	(5,930,646)	11,752	0.0	(g)

Financials
Banks
Standard Chartered plc	(54,168)	(568,983)	2,993	0.0	(g)

Capital Markets
St James’s Place plc	(26,805)	(417,549)	1,847	0.0	(g)

Total Financials	(80,973)	(986,532)	4,840	0.0	(g)

Health Care
Pharmaceuticals
Hikma Pharmaceuticals plc	(54,457)	(960,211)	5,414	0.0	(g)

Industrials
Aerospace & Defense
Cobham plc (a)	(482,115)	(761,441)	2,510	0.0	(g)

Construction & Engineering
Balfour Beatty plc	(231,793)	(936,074)	2,746	0.0	(g)

Electrical Equipment
Melrose Industries plc	(228,355)	(716,041)	737	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	15

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Industrial Conglomerates
DCC plc	(9,326)	(895,154)	3,584	0.0	(g)

Machinery
Weir Group plc (The)	(33,153)	(970,118)	4,790	0.0	(g)

Trading Companies & Distributors
Bunzl plc	(32,019)	(928,442)	2,099	0.0	(g)

Total Industrials	(1,016,761)	(5,207,270)	16,466	0.0	(g)

Materials
Chemicals
Johnson Matthey plc	(19,789)	(894,352)	3,049	0.0	(g)

Metals & Mining
Fresnillo plc	(32,736)	(574,583)	30	0.0	(g)

Total Materials	(52,525)	(1,468,935)	3,079	0.0	(g)

Real Estate
Real Estate Management & Development
Capital & Counties Properties plc	(140,702)	(556,869)	1,580	0.0	(g)

Utilities
Water Utilities
Pennon Group plc	(60,000)	(570,074)	1,697	0.0	(g)

Total Short Positions of Total Return Basket Swap	(2,401,865)	(15,680,537)	44,828	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(95,534)	98,767	27,155	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in USD based on the local currencies of the positions within the swaps.	10/29/2018 — 02/28/2019	$11,952,902	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
BorgWarner, Inc.	3,238	158,468	—	0.0	(g)

Automobiles
Thor Industries, Inc.	7,436	789,257	—	0.0	(g)

Diversified Consumer Services
H&R Block, Inc.	2,392	66,139	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
Royal Caribbean Cruises Ltd.	6,708	725,739	—	0.0	(g)
Wyndham Worldwide Corp.	1,264	144,361	—	0.0	(g)

	7,972	870,100	—	0.0	(g)

Household Durables
Beazer Homes USA, Inc. (a)	14,057	206,357	—	0.0	(g)
MDC Holdings, Inc.	8,745	253,692	—	0.0	(g)
Taylor Morrison Home Corp. (a)	7,162	170,169	—	0.0	(g)
Toll Brothers, Inc.	2,201	92,794	—	0.0	(g)

	32,165	723,012	—	0.0	(g)

Media
John Wiley & Sons, Inc.	2,033	134,076	—	0.0	(g)
Omnicom Group, Inc.	2,256	166,177	—	0.0	(g)
Sinclair Broadcast Group, Inc.	6,383	180,958	—	0.0	(g)

	10,672	481,211	—	0.0	(g)

Multiline Retail
Big Lots, Inc.	7,435	315,616	—	0.0	(g)
Kohl’s Corp.	12,811	795,819	—	0.0	(g)
Target Corp.	2,349	170,537	—	0.0	(g)

	22,595	1,281,972	—	0.0	(g)

Specialty Retail
Best Buy Co., Inc.	2,226	170,356	—	0.0	(g)
Children’s Place, Inc. (The)	1,375	175,381	—	0.0	(g)
Conn’s, Inc. (a)	4,664	118,932	—	0.0	(g)
Gap, Inc. (The)	25,217	737,345	—	0.0	(g)

	33,482	1,202,014	—	0.0	(g)

Textiles, Apparel & Luxury Goods
Deckers Outdoor Corp. (a)	9,046	843,630	—	0.0	(g)
Michael Kors Holdings Ltd. (a)	12,958	886,586	—	0.0	(g)
Ralph Lauren Corp.	1,721	189,052	—	0.0	(g)
Wolverine World Wide, Inc.	6,641	198,964	—	0.0	(g)

	30,366	2,118,232	—	0.0	(g)

Total Consumer Discretionary	150,318	7,690,405	—	0.0	(g)

Consumer Staples
Beverages
PepsiCo, Inc.	1,436	144,950	—	0.0	(g)

Food & Staples Retailing
United Natural Foods, Inc. (a)	4,216	189,804	—	0.0	(g)
Walgreens Boots Alliance, Inc.	2,747	182,538	—	0.0	(g)
Walmart, Inc.	2,696	238,488	—	0.0	(g)

	9,659	610,830	—	0.0	(g)

Food Products
Conagra Brands, Inc.	3,623	134,305	—	0.0	(g)
Ingredion, Inc.	1,131	136,953	—	0.0	(g)
JM Smucker Co. (The)	6,504	741,976	—	0.0	(g)
Sanderson Farms, Inc.	1,333	148,176	—	0.0	(g)
Tyson Foods, Inc.	11,166	782,737	—	0.0	(g)

	23,757	1,944,147	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	17

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Household Products
Procter & Gamble Co. (The)	2,116	153,071	—	0.0	(g)

Total Consumer Staples	36,968	2,852,998	—	0.0	(g)

Energy
Energy Equipment & Services
National Oilwell Varco, Inc.	2,493	96,404	—	0.0	(g)
RPC, Inc.	17,129	308,493	—	0.0	(g)
Transocean Ltd. (a)	24,859	307,506	—	0.0	(g)
Unit Corp. (a)	15,181	344,305	—	0.0	(g)

	59,662	1,056,708	—	0.0	(g)

Oil, Gas & Consumable Fuels
Chevron Corp.	7,402	926,064	—	0.0	(g)
ConocoPhillips	15,730	1,030,315	—	0.0	(g)
Delek US Holdings, Inc.	23,281	1,102,821	—	0.0	(g)
Murphy Oil Corp.	33,919	1,021,301	—	0.0	(g)
Occidental Petroleum Corp.	12,523	967,527	—	0.0	(g)
PBF Energy, Inc.	4,205	161,178	—	0.0	(g)
Phillips 66	1,445	160,843	—	0.0	(g)
Ship Finance International Ltd.	11,006	156,836	—	0.0	(g)
Valero Energy Corp.	941	104,385	—	0.0	(g)

	110,452	5,631,270	—	0.0	(g)

Total Energy	170,114	6,687,978	—	0.0	(g)

Financials
Capital Markets
Artisan Partners Asset Management, Inc.	7,068	227,236	—	0.0	(g)
BGC Partners, Inc.	7,339	98,049	—	0.0	(g)
Waddell & Reed Financial, Inc.	10,043	203,270	—	0.0	(g)

	24,450	528,555	—	0.0	(g)

Consumer Finance
Ally Financial, Inc.	29,777	777,180	—	0.0	(g)

Insurance
Aflac, Inc.	3,172	144,548	—	0.0	(g)
American Equity Investment Life Holding Co.	26,844	810,689	—	0.0	(g)
First American Financial Corp.	1,611	82,338	—	0.0	(g)
Old Republic International Corp.	7,029	143,392	—	0.0	(g)
Prudential Financial, Inc.	1,995	212,108	—	0.0	(g)
Reinsurance Group of America, Inc.	5,106	762,836	—	0.0	(g)
Unum Group	3,030	146,591	—	0.0	(g)

	48,787	2,302,502	—	0.0	(g)

Thrifts & Mortgage Finance
Flagstar Bancorp, Inc. (a)	3,435	118,679	—	0.0	(g)

Total Financials	106,449	3,726,916	—	0.0	(g)

Health Care
Health Care Equipment & Supplies
Analogic Corp.	8,922	741,418	—	0.0	(g)
Baxter International, Inc.	12,322	856,379	—	0.0	(g)
Becton Dickinson and Co.	3,768	873,686	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Health Care — continued
Cooper Cos., Inc. (The)	793	181,367	—	0.0	(g)
Danaher Corp.	1,156	115,970	—	0.0	(g)
Halyard Health, Inc. (a)	3,464	164,090	—	0.0	(g)

	30,425	2,932,910	—	0.0	(g)

Health Care Providers & Services
Humana, Inc.	573	168,565	—	0.0	(g)
Quest Diagnostics, Inc.	1,529	154,735	—	0.0	(g)
WellCare Health Plans, Inc. (a)	991	203,314	—	0.0	(g)

	3,093	526,614	—	0.0	(g)

Life Sciences Tools & Services
Agilent Technologies, Inc.	2,208	145,154	—	0.0	(g)
Cambrex Corp. (a)	2,315	122,579	—	0.0	(g)
Charles River Laboratories International, Inc. (a)	7,519	783,405	—	0.0	(g)
ICON plc (a)	899	105,749	—	0.0	(g)
Thermo Fisher Scientific, Inc.	3,971	835,300	—	0.0	(g)
Waters Corp. (a)	651	122,655	—	0.0	(g)

	17,563	2,114,842	—	0.0	(g)

Pharmaceuticals
Bristol-Myers Squibb Co.	13,614	709,698	—	0.0	(g)
Corcept Therapeutics, Inc. (a)	51,760	863,357	—	0.0	(g)
Johnson & Johnson	1,212	153,306	—	0.0	(g)
Mallinckrodt plc (a)	24,403	317,239	—	0.0	(g)
Perrigo Co. plc	9,926	775,618	—	0.0	(g)

	100,915	2,819,218	—	0.0	(g)

Total Health Care	151,996	8,393,584	—	0.0	(g)

Industrials
Aerospace & Defense
Spirit AeroSystems Holdings, Inc.	2,246	180,511	—	0.0	(g)

Air Freight & Logistics
Forward Air Corp.	15,411	832,040	—	0.0	(g)

Building Products
Fortune Brands Home & Security, Inc.	2,962	161,992	—	0.0	(g)
Owens Corning	2,004	131,242	—	0.0	(g)

	4,966	293,234	—	0.0	(g)

Commercial Services & Supplies
Brady Corp.	3,354	122,086	—	0.0	(g)
Herman Miller, Inc.	8,141	249,929	—	0.0	(g)

	11,495	372,015	—	0.0	(g)

Construction & Engineering
EMCOR Group, Inc.	10,744	790,651	—	0.0	(g)

Electrical Equipment
AMETEK, Inc.	1,696	118,381	—	0.0	(g)
Eaton Corp. plc	1,813	136,029	—	0.0	(g)
Generac Holdings, Inc. (a)	18,398	828,094	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	19

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Electrical Equipment — continued
Regal Beloit Corp.	2,458	175,010	—	0.0	(g)
Sensata Technologies Holding plc (a)	14,927	757,097	—	0.0	(g)

	39,292	2,014,611	—	0.0	(g)

Industrial Conglomerates
3M Co.	718	139,572	—	0.0	(g)

Machinery
Allison Transmission Holdings, Inc.	5,050	196,900	—	0.0	(g)
Barnes Group, Inc.	2,417	134,216	—	0.0	(g)
Caterpillar, Inc.	5,521	797,012	—	0.0	(g)
Crane Co.	1,363	114,001	—	0.0	(g)
Cummins, Inc.	1,101	176,006	—	0.0	(g)
Greenbrier Cos., Inc. (The)	2,615	114,668	—	0.0	(g)
IDEX Corp.	5,902	788,861	—	0.0	(g)
Ingersoll-Rand plc	1,632	136,908	—	0.0	(g)
Wabash National Corp.	6,941	139,236	—	0.0	(g)
Watts Water Technologies, Inc.	10,877	810,337	—	0.0	(g)
Xylem, Inc.	10,965	799,349	—	0.0	(g)

	54,384	4,207,494	—	0.0	(g)

Trading Companies & Distributors
Applied Industrial Technologies, Inc.	1,652	105,645	—	0.0	(g)
Beacon Roofing Supply, Inc. (a)	15,485	757,991	—	0.0	(g)

	17,137	863,636	—	0.0	(g)

Total Industrials	156,393	9,693,764	—	0.0	(g)

Information Technology
Communications Equipment
Motorola Solutions, Inc.	6,369	699,507	—	0.0	(g)

Electronic Equipment, Instruments & Components
CDW Corp.	9,113	649,666	—	0.0	(g)
FLIR Systems, Inc.	13,268	710,501	—	0.0	(g)

	22,381	1,360,167	—	0.0	(g)

Internet Software & Services
Cars.com, Inc. (a)	23,965	682,523	—	0.0	(g)
LogMeIn, Inc.	5,451	600,700	—	0.0	(g)
Match Group, Inc. (a)	15,207	716,554	—	0.0	(g)
VeriSign, Inc. (a)	5,669	665,654	—	0.0	(g)

	50,292	2,665,431	—	0.0	(g)

IT Services
Accenture plc	4,219	637,913	—	0.0	(g)
Automatic Data Processing, Inc.	5,759	680,023	—	0.0	(g)
Cognizant Technology Solutions Corp.	8,103	662,987	—	0.0	(g)
CSG Systems International, Inc.	14,483	619,728	—	0.0	(g)
ManTech International Corp.	11,666	689,344	—	0.0	(g)
MAXIMUS, Inc.	9,925	671,228	—	0.0	(g)
Teradata Corp. (a)	16,112	659,303	—	0.0	(g)
Total System Services, Inc.	7,540	633,812	—	0.0	(g)

	77,807	5,254,338	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Semiconductors & Semiconductor Equipment
MKS Instruments, Inc.	5,998	614,195	—	0.0	(g)
SolarEdge Technologies, Inc. (a)	12,722	669,813	—	0.0	(g)
Texas Instruments, Inc.	6,649	674,408	—	0.0	(g)

	25,369	1,958,416	—	0.0	(g)

Software
Blackbaud, Inc.	6,129	643,300	—	0.0	(g)
Cadence Design Systems, Inc. (a)	17,077	684,105	—	0.0	(g)
Fair Isaac Corp. (a)	3,783	655,140	—	0.0	(g)
Intuit, Inc.	3,934	726,964	—	0.0	(g)
Microsoft Corp.	7,101	664,086	—	0.0	(g)
Progress Software Corp.	3,126	115,443	—	0.0	(g)
VMware, Inc. (a)	727	96,880	—	0.0	(g)

	41,877	3,585,918	—	0.0	(g)

Technology Hardware, Storage & Peripherals
Apple, Inc.	617	101,965	—	0.0	(g)

Total Information Technology	224,712	15,625,742	—	0.0	(g)

Materials
Chemicals
CF Industries Holdings, Inc.	20,663	801,724	—	0.0	(g)
Huntsman Corp.	5,685	169,242	—	0.0	(g)
Kraton Corp. (a)	18,491	844,484	—	0.0	(g)
LyondellBasell Industries NV	1,611	170,331	—	0.0	(g)
Trinseo SA	1,742	127,079	—	0.0	(g)
Westlake Chemical Corp.	7,233	773,714	—	0.0	(g)

	55,425	2,886,574	—	0.0	(g)

Containers & Packaging
Avery Dennison Corp.	1,663	174,299	—	0.0	(g)
Greif, Inc.	2,707	158,414	—	0.0	(g)
Packaging Corp. of America	1,217	140,795	—	0.0	(g)

	5,587	473,508	—	0.0	(g)

Metals & Mining
Freeport-McMoRan, Inc.	47,495	722,399	—	0.0	(g)
Kaiser Aluminum Corp.	1,662	163,773	—	0.0	(g)
Schnitzer Steel Industries, Inc.	4,091	120,480	—	0.0	(g)
Steel Dynamics, Inc.	3,166	141,868	—	0.0	(g)
Worthington Industries, Inc.	4,407	196,244	—	0.0	(g)

	60,821	1,344,764	—	0.0	(g)

Paper & Forest Products
Domtar Corp.	18,452	810,043	—	0.0	(g)
Louisiana-Pacific Corp.	5,869	166,269	—	0.0	(g)

	24,321	976,312	—	0.0	(g)

Total Materials	146,154	5,681,158	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Vonage Holdings Corp. (a)	77,306	864,281	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	21

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Utilities
Electric Utilities
Exelon Corp.	22,413	889,348	—	0.0	(g)
IDACORP, Inc.	10,238	952,134	—	0.0	(g)

	32,651	1,841,482	—	0.0	(g)

Independent Power and Renewable Electricity Producers
NRG Energy, Inc.	28,192	873,952	—	0.0	(g)
NRG Yield, Inc.	11,847	210,877	—	0.0	(g)

	40,039	1,084,829	—	0.0	(g)

Total Utilities	72,690	2,926,311	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	1,293,100	64,143,137	—	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Auto Components
Visteon Corp. (a)	(3,666)	(456,197)	—	0.0	(g)

Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc. (a)	(868)	(367,450)	—	0.0	(g)
MGM Resorts International	(14,629)	(459,643)	—	0.0	(g)
Shake Shack, Inc. (a)	(3,134)	(149,210)	—	0.0	(g)

	(18,631)	(976,303)	—	0.0	(g)

Household Durables
iRobot Corp. (a)	(12,965)	(756,637)	—	0.0	(g)

Internet & Direct Marketing Retail
Groupon, Inc. (a)	(142,407)	(660,768)	—	0.0	(g)
Netflix, Inc. (a)	(2,337)	(730,219)	—	0.0	(g)
Wayfair, Inc. (a)	(8,217)	(511,919)	—	0.0	(g)

	(152,961)	(1,902,906)	—	0.0	(g)

Leisure Products
Mattel, Inc.	(69,899)	(1,034,505)	—	0.0	(g)

Media
Liberty Broadband Corp. (a)	(4,778)	(338,712)	—	0.0	(g)

Specialty Retail
CarMax, Inc. (a)	(7,159)	(447,438)	—	0.0	(g)

Textiles, Apparel & Luxury Goods
NIKE, Inc.	(9,345)	(639,105)	—	0.0	(g)

Total Consumer Discretionary	(279,404)	(6,551,803)	—	0.0	(g)

Consumer Staples
Beverages
Coca-Cola Bottling Co. Consolidated	(2,343)	(394,538)	—	0.0	(g)

Food & Staples Retailing
Casey’s General Stores, Inc.	(4,177)	(403,498)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Personal Products
Coty, Inc.	(29,339)	(509,032)	—	0.0	(g)
elf Beauty, Inc. (a)	(20,838)	(378,626)	—	0.0	(g)

	(50,177)	(887,658)	—	0.0	(g)

Total Consumer Staples	(56,697)	(1,685,694)	—	0.0	(g)

Energy
Energy Equipment & Services
Weatherford International plc (a)	(246,760)	(727,942)	—	0.0	(g)

Oil, Gas & Consumable Fuels
Carrizo Oil & Gas, Inc. (a)	(27,300)	(547,911)	—	0.0	(g)
Chesapeake Energy Corp. (a)	(245,886)	(730,281)	—	0.0	(g)
Extraction Oil & Gas, Inc. (a)	(45,242)	(638,817)	—	0.0	(g)
Hess Corp.	(11,086)	(631,791)	—	0.0	(g)
Matador Resources Co. (a)	(17,599)	(576,191)	—	0.0	(g)
Oasis Petroleum, Inc. (a)	(55,118)	(607,952)	—	0.0	(g)
Parsley Energy, Inc. (a)	(17,437)	(523,633)	—	0.0	(g)
QEP Resources, Inc. (a)	(53,964)	(657,282)	—	0.0	(g)
Range Resources Corp.	(32,620)	(451,787)	—	0.0	(g)
SM Energy Co.	(14,984)	(358,867)	—	0.0	(g)
WPX Energy, Inc. (a)	(14,740)	(251,907)	—	0.0	(g)

	(535,976)	(5,976,419)	—	0.0	(g)

Total Energy	(782,736)	(6,704,361)	—	0.0	(g)

Financials
Consumer Finance
LendingClub Corp. (a)	(25,464)	(68,498)	—	0.0	(g)
PRA Group, Inc. (a)	(16,045)	(571,202)	—	0.0	(g)

	(41,509)	(639,700)	—	0.0	(g)

Insurance
Markel Corp. (a)	(432)	(488,177)	—	0.0	(g)
RLI Corp.	(7,988)	(505,481)	—	0.0	(g)

	(8,420)	(993,658)	—	0.0	(g)

Total Financials	(49,929)	(1,633,358)	—	0.0	(g)

Health Care
Health Care Equipment & Supplies
DexCom, Inc. (a)	(7,005)	(512,626)	—	0.0	(g)
Glaukos Corp. (a)	(28,100)	(946,408)	—	0.0	(g)
Nevro Corp. (a)	(5,764)	(515,071)	—	0.0	(g)
Penumbra, Inc. (a)	(6,778)	(842,844)	—	0.0	(g)

	(47,647)	(2,816,949)	—	0.0	(g)

Health Care Providers & Services
Tenet Healthcare Corp. (a)	(40,433)	(967,966)	—	0.0	(g)

Health Care Technology
Evolent Health, Inc. (a)	(54,740)	(903,210)	—	0.0	(g)
Teladoc, Inc. (a)	(22,564)	(970,252)	—	0.0	(g)

	(77,304)	(1,873,462)	—	0.0	(g)

Pharmaceuticals
Aerie Pharmaceuticals, Inc. (a)	(12,942)	(662,630)	—	0.0	(g)
Intra-Cellular Therapies, Inc. (a)	(27,871)	(485,513)	—	0.0	(g)
Medicines Co. (The) (a)	(11,298)	(339,957)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	23

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Pharmaceuticals — continued
Nektar Therapeutics (a)	(7,827)	(654,807)	—	0.0	(g)
Pacira Pharmaceuticals, Inc. (a)	(3,591)	(118,862)	—	0.0	(g)
Theravance Biopharma, Inc. (a)	(38,021)	(915,165)	—	0.0	(g)

	(101,550)	(3,176,934)	—	0.0	(g)

Total Health Care	(266,934)	(8,835,311)	—	0.0	(g)

Industrials
Aerospace & Defense
Axon Enterprise, Inc. (a)	(21,873)	(918,229)	—	0.0	(g)
Cubic Corp.	(8,815)	(544,326)	—	0.0	(g)
Mercury Systems, Inc. (a)	(8,756)	(280,892)	—	0.0	(g)
TransDigm Group, Inc.	(1,968)	(630,882)	—	0.0	(g)

	(41,412)	(2,374,329)	—	0.0	(g)

Airlines
Spirit Airlines, Inc. (a)	(4,554)	(162,669)	—	0.0	(g)

Commercial Services & Supplies
Clean Harbors, Inc. (a)	(9,361)	(428,734)	—	0.0	(g)
Covanta Holding Corp.	(2,360)	(35,164)	—	0.0	(g)
Healthcare Services Group, Inc.	(9,639)	(372,355)	—	0.0	(g)

	(21,360)	(836,253)	—	0.0	(g)

Construction & Engineering
Dycom Industries, Inc. (a)	(6,371)	(661,692)	—	0.0	(g)

Machinery
CIRCOR International, Inc.	(9,675)	(409,930)	—	0.0	(g)
EnPro Industries, Inc.	(5,677)	(426,627)	—	0.0	(g)
Flowserve Corp.	(2,406)	(106,850)	—	0.0	(g)
REV Group, Inc.	(16,221)	(292,789)	—	0.0	(g)

	(33,979)	(1,236,196)	—	0.0	(g)

Marine
Matson, Inc.	(16,177)	(472,854)	—	0.0	(g)

Road & Rail
AMERCO	(1,373)	(463,415)	—	0.0	(g)
Avis Budget Group, Inc. (a)	(15,338)	(757,851)	—	0.0	(g)
Hertz Global Holdings, Inc. (a)	(31,821)	(696,880)	—	0.0	(g)

	(48,532)	(1,918,146)	—	0.0	(g)

Trading Companies & Distributors
Herc Holdings, Inc. (a)	(9,252)	(487,118)	—	0.0	(g)
SiteOne Landscape Supply, Inc. (a)	(7,458)	(510,873)	—	0.0	(g)

	(16,710)	(997,991)	—	0.0	(g)

Transportation Infrastructure
Macquarie Infrastructure Corp.	(6,669)	(252,755)	—	0.0	(g)

Total Industrials	(195,764)	(8,912,885)	—	0.0	(g)

Information Technology
Communications Equipment
Infinera Corp. (a)	(51,166)	(599,666)	—	0.0	(g)
Lumentum Holdings, Inc. (a)	(10,514)	(530,431)	—	0.0	(g)
ViaSat, Inc. (a)	(6,255)	(400,195)	—	0.0	(g)

	(67,935)	(1,530,292)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Electronic Equipment, Instruments & Components
Fitbit, Inc. (a)	(74,928)	(415,850)	—	0.0	(g)

Internet Software & Services
2U, Inc. (a)	(173)	(13,925)	—	0.0	(g)
Benefitfocus, Inc. (a)	(25,146)	(759,409)	—	0.0	(g)
Box, Inc. (a)	(24,336)	(556,321)	—	0.0	(g)
Cloudera, Inc. (a)	(40,476)	(576,783)	—	0.0	(g)
Cornerstone OnDemand, Inc. (a)	(11,459)	(505,686)	—	0.0	(g)
Coupa Software, Inc. (a)	(14,594)	(676,724)	—	0.0	(g)
GTT Communications, Inc. (a)	(12,571)	(604,037)	—	0.0	(g)
MINDBODY, Inc. (a)	(18,076)	(716,713)	—	0.0	(g)
Nutanix, Inc. (a)	(14,861)	(751,818)	—	0.0	(g)
Pandora Media, Inc. (a)	(138,015)	(774,264)	—	0.0	(g)
Q2 Holdings, Inc. (a)	(12,118)	(596,812)	—	0.0	(g)
Twilio, Inc. (a)	(17,870)	(754,293)	—	0.0	(g)

	(329,695)	(7,286,785)	—	0.0	(g)

IT Services
InterXion Holding NV (a)	(1,247)	(81,080)	—	0.0	(g)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc. (a)	(5,589)	(60,808)	—	0.0	(g)
MACOM Technology Solutions Holdings, Inc. (a)	(9,520)	(158,222)	—	0.0	(g)

	(15,109)	(219,030)	—	0.0	(g)

Software
Blackline, Inc. (a)	(5,357)	(221,780)	—	0.0	(g)
FireEye, Inc. (a)	(15,557)	(280,804)	—	0.0	(g)
Snap, Inc. (a)	(39,459)	(565,447)	—	0.0	(g)
Splunk, Inc. (a)	(1,749)	(179,535)	—	0.0	(g)
Zendesk, Inc. (a)	(3,940)	(192,075)	—	0.0	(g)

	(66,062)	(1,439,641)	—	0.0	(g)

Technology Hardware, Storage & Peripherals
Cray, Inc. (a)	(23,922)	(570,540)	—	0.0	(g)
Diebold Nixdorf, Inc.	(8,249)	(126,622)	—	0.0	(g)

	(32,171)	(697,162)	—	0.0	(g)

Total Information Technology	(587,147)	(11,669,840)	—	0.0	(g)

Materials
Chemicals
GCP Applied Technologies, Inc. (a)	(14,698)	(421,098)	—	0.0	(g)
RPM International, Inc.	(10,059)	(485,850)	—	0.0	(g)

	(24,757)	(906,948)	—	0.0	(g)

Construction Materials
Martin Marietta Materials, Inc.	(2,247)	(437,648)	—	0.0	(g)
Vulcan Materials Co.	(4,378)	(488,979)	—	0.0	(g)

	(6,625)	(926,627)	—	0.0	(g)

Metals & Mining
AK Steel Holding Corp. (a)	(159,139)	(730,448)	—	0.0	(g)
Coeur Mining, Inc. (a)	(52,478)	(397,258)	—	0.0	(g)
Compass Minerals International, Inc.	(9,974)	(671,250)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	25

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Metals & Mining — continued
Constellium NV (a)	(19,158)	(217,443)	—	0.0	(g)
Hecla Mining Co.	(6,117)	(23,428)	—	0.0	(g)

	(246,866)	(2,039,827)	—	0.0	(g)

Total Materials	(278,248)	(3,873,402)	—	0.0	(g)

Utilities
Electric Utilities
Southern Co. (The)	(9,997)	(461,062)	—	0.0	(g)

Multi-Utilities
Dominion Energy, Inc.	(179)	(11,914)	—	0.0	(g)
NiSource, Inc.	(18,351)	(447,581)	—	0.0	(g)

	(18,530)	(459,495)	—	0.0	(g)

Water Utilities
American Water Works Co., Inc.	(5,602)	(485,021)	—	0.0	(g)
Aqua America, Inc.	(13,515)	(475,052)	—	0.0	(g)
California Water Service Group	(11,431)	(442,951)	—	0.0	(g)

	(30,548)	(1,403,024)	—	0.0	(g)

Total Utilities	(59,075)	(2,323,581)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(2,555,934)	(52,190,235)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(1,262,834)	11,952,902	—	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BA on long positions and short positions respectively, which is denominated in CAD based on the local currencies of the positions within the swaps.	10/29/2018	$(11,387,857)	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Financials
Thrifts & Mortgage Finance
Genworth MI Canada, Inc.	16,538	534,543	—	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Media
Cineplex, Inc.	(32,269)	(754,229)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Energy
Oil, Gas & Consumable Fuels
Keyera Corp.	(34,395)	(926,076)	—	0.0	(g)
MEG Energy Corp. (a)	(158,604)	(820,227)	—	0.0	(g)
Seven Generations Energy Ltd. (a)	(58,849)	(839,685)	—	0.0	(g)
TransCanada Corp. (a)	(22,258)	(943,748)	—	0.0	(g)

Total Energy	(274,106)	(3,529,736)	—	0.0	(g)

Industrials
Aerospace & Defense
Bombardier, Inc. (a)	(85,841)	(265,422)	—	0.0	(g)

Commercial Services & Supplies
Ritchie Bros Auctioneers, Inc.	(26,457)	(864,625)	—	0.0	(g)

Construction & Engineering
SNC-Lavalin Group, Inc.	(18,589)	(814,965)	—	0.0	(g)

Total Industrials	(130,887)	(1,945,012)	—	0.0	(g)

Materials
Containers & Packaging
CCL Industries, Inc.	(15,749)	(763,930)	—	0.0	(g)

Metals & Mining
Agnico Eagle Mines Ltd. (a)	(22,072)	(928,814)	—	0.0	(g)
Eldorado Gold Corp. (a)	(998,613)	(948,875)	—	0.0	(g)
Endeavour Mining Corp. (a)	(6,477)	(110,527)	—	0.0	(g)
First Quantum Minerals Ltd.	(37,279)	(537,140)	—	0.0	(g)
Franco-Nevada Corp.	(8,431)	(598,007)	—	0.0	(g)
Goldcorp, Inc.	(67,643)	(897,727)	—	0.0	(g)
Ivanhoe Mines Ltd. (a)	(440,130)	(908,403)	—	0.0	(g)

	(1,580,645)	(4,929,493)	—	0.0	(g)

Total Materials	(1,596,394)	(5,693,423)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(2,033,656)	(11,922,400)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(2,017,118)	(11,387,857)	—	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (2.00)% to 0.35%), which is denominated in JPY based on the local currencies of the positions within the swaps.	10/29/2018	$(39,225,292)	$113,487	$—	$113,487

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	27

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
TS Tech Co. Ltd.	14,100	570,480	(4,122)	0.0	(g)

Health Care
Pharmaceuticals
Kaken Pharmaceutical Co. Ltd.	10,300	609,095	(1,443)	0.0	(g)

Industrials
Trading Companies & Distributors
Sumitomo Corp.	34,100	612,114	(2,229)	0.0	(g)

Materials
Chemicals
Mitsui Chemicals, Inc.	16,100	461,526	(915)	0.0	(g)

Utilities
Electric Utilities
Kansai Electric Power Co., Inc. (The)	34,800	486,914	(134)	0.0	(g)

Total Long Positions of Total Return Basket Swap	109,400	2,740,129	(8,843)	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
HIS Co. Ltd.	(22,100)	(806,514)	3,132	0.0	(g)
Kyoritsu Maintenance Co. Ltd.	(17,300)	(814,784)	3,374	0.0	(g)

	(39,400)	(1,621,298)	6,506	0.0	(g)

Leisure Products
Sankyo Co. Ltd.	(23,700)	(830,855)	2,721	0.0	(g)
Shimano, Inc.	(6,400)	(851,000)	226	0.0	(g)

	(30,100)	(1,681,855)	2,947	0.0	(g)

Multiline Retail
Don Quijote Holdings Co. Ltd.	(16,200)	(872,163)	2,151	0.0	(g)
Isetan Mitsukoshi Holdings Ltd.	(35,700)	(397,170)	585	0.0	(g)
Marui Group Co. Ltd.	(40,200)	(834,337)	2,244	0.0	(g)

	(92,100)	(2,103,670)	4,980	0.0	(g)

Total Consumer Discretionary	(161,600)	(5,406,823)	14,433	0.0	(g)

Consumer Staples
Food & Staples Retailing
Aeon Co. Ltd.	(46,300)	(925,179)	1,287	0.0	(g)
Sugi Holdings Co. Ltd.	(16,900)	(983,902)	2,395	0.0	(g)
Tsuruha Holdings, Inc.	(6,500)	(933,010)	2,272	0.0	(g)

	(69,700)	(2,842,091)	5,954	0.0	(g)

Food Products
Ezaki Glico Co. Ltd.	(15,900)	(856,500)	3,077	0.0	(g)
Kewpie Corp.	(26,000)	(605,839)	876	0.0	(g)
MEIJI Holdings Co. Ltd.	(11,900)	(954,385)	1,359	0.0	(g)
Nissin Foods Holdings Co. Ltd.	(13,200)	(971,971)	37	0.0	(g)
Yamazaki Baking Co. Ltd.	(39,600)	(867,134)	1,515	0.0	(g)

	(106,600)	(4,255,829)	6,864	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Household Products
Lion Corp.	(43,000)	(926,281)	2,790	0.0	(g)

Total Consumer Staples	(219,300)	(8,024,201)	15,608	0.0	(g)

Financials
Banks
Shinsei Bank Ltd.	(55,000)	(856,327)	2,985	0.0	(g)
Suruga Bank Ltd.	(66,100)	(895,420)	4,294	0.0	(g)

	(121,100)	(1,751,747)	7,279	0.0	(g)

Consumer Finance
Acom Co. Ltd.	(106,000)	(479,876)	1,061	0.0	(g)
Aiful Corp. (a)	(85,500)	(289,119)	260	0.0	(g)

	(191,500)	(768,995)	1,321	0.0	(g)

Insurance
Sony Financial Holdings, Inc.	(43,100)	(786,311)	1,806	0.0	(g)
T&D Holdings, Inc.	(55,900)	(949,405)	1,182	0.0	(g)

	(99,000)	(1,735,716)	2,988	0.0	(g)

Total Financials	(411,600)	(4,256,458)	11,588	0.0	(g)

Health Care
Pharmaceuticals
Otsuka Holdings Co. Ltd.	(18,300)	(956,773)	2,755	0.0	(g)
Santen Pharmaceutical Co. Ltd.	(54,100)	(908,573)	4,476	0.0	(g)

Total Health Care	(72,400)	(1,865,346)	7,231	0.0	(g)

Industrials
Air Freight & Logistics
Yamato Holdings Co. Ltd.	(17,000)	(437,075)	1,065	0.0	(g)

Construction & Engineering
JGC Corp.	(36,900)	(904,380)	1,918	0.0	(g)

Industrial Conglomerates
Keihan Holdings Co. Ltd.	(28,400)	(916,993)	2,656	0.0	(g)
Seibu Holdings, Inc.	(54,100)	(912,141)	2,887	0.0	(g)

	(82,500)	(1,829,134)	5,543	0.0	(g)

Machinery
FANUC Corp.	(3,600)	(771,158)	4,692	0.0	(g)

Road & Rail
Keio Corp.	(14,500)	(661,932)	2,585	0.0	(g)
Kintetsu Group Holdings Co. Ltd.	(22,900)	(930,459)	2,760	0.0	(g)
Odakyu Electric Railway Co. Ltd.	(25,900)	(557,455)	1,911	0.0	(g)

	(63,300)	(2,149,846)	7,256	0.0	(g)

Trading Companies & Distributors
MonotaRO Co. Ltd.	(20,700)	(721,522)	2,751	0.0	(g)

Transportation Infrastructure
Mitsubishi Logistics Corp.	(17,000)	(392,107)	1,636	0.0	(g)

Total Industrials	(241,000)	(7,205,222)	24,861	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	29

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Information Technology
Electronic Equipment, Instruments & Components
Alps Electric Co. Ltd.	(30,900)	(682,468)	3,821	0.0	(g)
Hirose Electric Co. Ltd.	(5,400)	(759,906)	1,785	0.0	(g)
Murata Manufacturing Co. Ltd.	(5,800)	(732,229)	2,586	0.0	(g)

	(42,100)	(2,174,603)	8,192	0.0	(g)

Internet Software & Services
GMO internet, Inc.	(14,100)	(258,371)	1,522	0.0	(g)
Yahoo Japan Corp.	(159,500)	(655,494)	1,064	0.0	(g)

	(173,600)	(913,865)	2,586	0.0	(g)

Semiconductors & Semiconductor Equipment
Advantest Corp.	(37,500)	(891,949)	6,788	0.0	(g)
Renesas Electronics Corp. (a)	(65,700)	(685,362)	4,572	0.0	(g)

	(103,200)	(1,577,311)	11,360	0.0	(g)

Technology Hardware, Storage & Peripherals
Ricoh Co. Ltd.	(66,300)	(647,836)	1,700	0.0	(g)

Total Information Technology	(385,200)	(5,313,615)	23,838	0.0	(g)

Materials
Chemicals
Kansai Paint Co. Ltd.	(40,200)	(903,284)	2,798	0.0	(g)
Nippon Paint Holdings Co. Ltd.	(24,500)	(1,000,072)	3,953	0.0	(g)
Nippon Shokubai Co. Ltd.	(14,100)	(958,096)	1,509	0.0	(g)
Taiyo Nippon Sanso Corp.	(63,400)	(939,952)	1,305	0.0	(g)
Tokuyama Corp.	(29,000)	(863,776)	2,351	0.0	(g)
Toray Industries, Inc.	(89,600)	(836,378)	1,266	0.0	(g)

	(260,800)	(5,501,558)	13,182	0.0	(g)

Metals & Mining
Kobe Steel Ltd.	(29,300)	(301,396)	2,003	0.0	(g)
Mitsui Mining & Smelting Co. Ltd.	(22,300)	(942,643)	6,922	0.0	(g)
UACJ Corp.	(15,300)	(398,731)	4	0.0	(g)

	(66,900)	(1,642,770)	8,929	0.0	(g)

Total Materials	(327,700)	(7,144,328)	22,111	0.0	(g)

Real Estate
Real Estate Management & Development
Mitsubishi Estate Co. Ltd.	(51,400)	(939,209)	2,325	0.0	(g)

Utilities
Electric Utilities
Chugoku Electric Power Co., Inc. (The)	(38,500)	(481,653)	830	0.0	(g)
Hokkaido Electric Power Co., Inc.	(71,700)	(475,822)	341	0.0	(g)
Hokuriku Electric Power Co. (a)	(5,800)	(59,186)	76	0.0	(g)

	(116,000)	(1,016,661)	1,247	0.0	(g)

Gas Utilities
Toho Gas Co. Ltd.	(26,100)	(793,558)	(912)	0.0	(g)

Total Utilities	(142,100)	(1,810,219)	335	0.0	(g)

Total Short Positions of Total Return Basket Swap	(2,012,300)	(41,965,421)	122,330	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(1,902,900)	(39,225,292)	113,487	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2018

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions and short positions respectively, which is denominated in AUD based on the local currencies of the positions within the swaps.	10/29/2018	$852,323	$(16,264)	$—	$(16,264)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Flight Centre Travel Group Ltd.	19,515	817,516	(3,759)	0.0	(g)

Consumer Staples
Food & Staples Retailing
Metcash Ltd.	89,081	240,439	(993)	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Beach Energy Ltd.	809,871	955,163	(8,180)	0.0	(g)
Caltex Australia Ltd.	28,717	667,808	(2,832)	0.0	(g)
Oil Search Ltd.	135,888	799,439	(2,619)	0.0	(g)
Woodside Petroleum Ltd.	32,185	779,955	(750)	0.0	(g)

Total Energy	1,006,661	3,202,365	(14,381)	0.0	(g)

Industrials
Airlines
Qantas Airways Ltd.	64,934	280,825	(1,244)	0.0	(g)

Information Technology
IT Services
Computershare Ltd.	48,779	620,544	(3,751)	0.0	(g)

Materials
Metals & Mining
Alumina Ltd.	467,076	919,380	(8,944)	0.0	(g)
BlueScope Steel Ltd.	22,586	277,570	(3,164)	0.0	(g)
Fortescue Metals Group Ltd.	79,374	269,305	(3,185)	0.0	(g)
OZ Minerals Ltd.	67,201	463,752	(4,226)	0.0	(g)
Regis Resources Ltd.	59,791	210,993	(1,471)	0.0	(g)

Total Materials	696,028	2,141,000	(20,990)	0.0	(g)

Total Long Positions of Total Return Basket Swap	1,924,998	7,302,689	(45,118)	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Distributors
Bapcor Ltd.	(216,626)	(955,751)	6,461	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	31

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(2,544)	(80,536)	230	0.0	(g)
Star Entertainment Grp Ltd. (The)	(155,692)	(616,117)	2,766	0.0	(g)
Tabcorp Holdings Ltd.	(240,715)	(791,554)	2,199	0.0	(g)

	(398,951)	(1,488,207)	5,195	0.0	(g)

Total Consumer Discretionary	(615,577)	(2,443,958)	11,656	0.0	(g)

Financials
Diversified Financial Services
AMP Ltd.	(122,970)	(372,251)	1,764	0.0	(g)

Health Care
Pharmaceuticals
Mayne Pharma Group Ltd. (a)	(145,565)	(74,208)	313	0.0	(g)

Industrials
Commercial Services & Supplies
Brambles Ltd.	(68,352)	(505,749)	2,150	0.0	(g)

Materials
Chemicals
Nufarm Ltd.	(143,137)	(978,378)	4,399	0.0	(g)

Containers & Packaging
Amcor Ltd.	(85,639)	(882,508)	2,711	0.0	(g)

Metals & Mining
Independence Group NL	(64,671)	(248,792)	2,922	0.0	(g)

Total Materials	(293,447)	(2,109,678)	10,032	0.0	(g)

Utilities
Electric Utilities
AusNet Services	(731,686)	(944,522)	2,939	0.0	(g)

Total Short Positions of Total Return Basket Swap	(1,977,597)	(6,450,366)	28,854	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(52,599)	852,323	(16,264)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in CHF based on the local currencies of the positions within the swaps.	10/31/2018	$(79,195)	$9,105	$—	$9,105

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Staples
Food Products
Barry Callebaut AG (Registered)	421	755,812	(3,347)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Financials
Insurance
Zurich Insurance Group AG (a)	2,573	821,908	(2,699)	0.0	(g)

Health Care
Pharmaceuticals
Novartis AG (Registered)	9,034	695,386	(3,815)	0.0	(g)
Roche Holding AG	1,015	231,145	(943)	0.0	(g)

Total Health Care	10,049	926,531	(4,758)	0.0	(g)

Industrials
Machinery
Georg Fischer AG (Registered)	204	253,584	(1,262)	0.0	(g)

Real Estate
Real Estate Management & Development
Swiss Prime Site AG (Registered) (a)	8,465	793,119	(1,702)	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Sunrise Communications Group AG (a)	9,421	738,469	(3,994)	0.0	(g)
Swisscom AG (Registered)	1,565	750,625	(2,660)	0.0	(g)

Total Telecommunication Services	10,986	1,489,094	(6,654)	0.0	(g)

Total Long Positions of Total Return Basket Swap	32,698	5,040,048	(20,422)	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Specialty Retail
Dufry AG (Registered) (a)	(1,537)	(217,390)	1,062	0.0	(g)

Health Care
Pharmaceuticals
Vifor Pharma AG	(6,182)	(975,589)	5,359	0.0	(g)

Industrials
Machinery
Sulzer AG (Registered)	(6,626)	(762,313)	5,929	0.0	(g)

Professional Services
DKSH Holding AG	(10,270)	(823,659)	3,330	0.0	(g)

Total Industrials	(16,896)	(1,585,972)	9,259	0.0	(g)

Information Technology
Semiconductors & Semiconductor Equipmentams AG (a)	(7,195)	(593,422)	4,685	0.0	(g)

Materials
Chemicals
Clariant AG (Registered) (a)	(35,431)	(817,936)	4,736	0.0	(g)
EMS-Chemie Holding AG (Registered)	(1,504)	(928,934)	4,426	0.0	(g)

Total Materials	(36,935)	(1,746,870)	9,162	0.0	(g)

Total Short Positions of Total Return Basket Swap	(68,745)	(5,119,243)	29,527	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(36,047)	(79,195)	9,105	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	33

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions and short positions respectively, which is denominated in EUR based on the local currencies of the positions within the swaps.	10/31/2018	$(25,702,030)	$63,347	$—	$63,347

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Automobiles
Peugeot SA	4,758	117,159	(169)	0.0	(g)

Materials
Chemicals
Covestro AG	5,699	517,839	(2,174)	0.0	(g)

Utilities
Electric Utilities
Enel SpA	79,276	502,905	(1,420)	0.0	(g)

Total Long Positions of Total Return Basket Swap	89,733	1,137,903	(3,763)	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Auto Components
Brembo SpA	(55,059)	(811,160)	3,333	0.0	(g)
Nokian Renkaat OYJ	(21,114)	(844,810)	2,974	0.0	(g)

	(76,173)	(1,655,970)	6,307	0.0	(g)

Hotels, Restaurants & Leisure
Accor SA	(8,826)	(498,862)	691	0.0	(g)
Melia Hotels International SA	(65,023)	(966,783)	2,175	0.0	(g)

	(73,849)	(1,465,645)	2,866	0.0	(g)

Household Durables
Neinor Homes SA (a)	(11,488)	(222,398)	401	0.0	(g)

Internet & Direct Marketing Retail
Zalando SE (a)	(5,323)	(273,904)	895	0.0	(g)

Media
Altice NV (a)	(31,907)	(305,383)	476	0.0	(g)
JCDecaux SA	(23,675)	(848,420)	(1,586)	0.0	(g)
Telenet Group Holding NV (a)	(12,867)	(751,944)	2,590	0.0	(g)

	(68,449)	(1,905,747)	1,480	0.0	(g)

Total Consumer Discretionary	(235,282)	(5,523,664)	11,949	0.0	(g)

Consumer Staples
Beverages
Remy Cointreau SA	(6,127)	(844,137)	85	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Food & Staples Retailing
Carrefour SA	(40,737)	(835,818)	2,202	0.0	(g)

Total Consumer Staples	(46,864)	(1,679,955)	2,287	0.0	(g)

Financials
Capital Markets
Deutsche Bank AG (Registered)	(65,482)	(895,227)	3,551	0.0	(g)

Diversified Financial Services
Wendel SA	(3,796)	(573,321)	602	0.0	(g)

Total Financials	(69,278)	(1,468,548)	4,153	0.0	(g)

Health Care
Life Sciences Tools & Services
Eurofins Scientific SE	(1,809)	(975,770)	2,471	0.0	(g)
MorphoSys AG (a)	(2,622)	(270,808)	1,496	0.0	(g)

Total Health Care	(4,431)	(1,246,578)	3,967	0.0	(g)

Industrials
Construction & Engineering
Boskalis Westminster	(31,804)	(942,171)	1,477	0.0	(g)

Electrical Equipment
Nexans SA	(15,745)	(830,574)	2,034	0.0	(g)
OSRAM Licht AG	(13,002)	(747,497)	2,550	0.0	(g)

	(28,747)	(1,578,071)	4,584	0.0	(g)

Industrial Conglomerates
Siemens AG (Registered)	(6,722)	(853,660)	3,872	0.0	(g)

Machinery
Alstom SA	(10,209)	(464,800)	103	0.0	(g)
GEA Group AG	(18,482)	(721,595)	1,759	0.0	(g)
KION Group AG	(9,981)	(831,963)	3,313	0.0	(g)
Metso OYJ	(26,752)	(950,776)	5,150	0.0	(g)

	(65,424)	(2,969,134)	10,325	0.0	(g)

Professional Services
Bureau Veritas SA	(32,491)	(849,569)	(107)	0.0	(g)

Trading Companies & Distributors
Brenntag AG	(5,147)	(294,779)	582	0.0	(g)

Transportation Infrastructure
Aeroports de Paris	(3,887)	(855,619)	556	0.0	(g)
Getlink	(19,218)	(271,297)	—	0.0	(g)

	(23,105)	(1,126,916)	556	0.0	(g)

Total Industrials	(193,440)	(8,614,300)	21,289	0.0	(g)

Information Technology
Communications Equipment
Nokia OYJ	(118,462)	(710,798)	1,329	0.0	(g)

Internet Software & Services
Delivery Hero AG (a)	(17,520)	(834,577)	3,246	0.0	(g)

Semiconductors & Semiconductor Equipment
SOITEC (a)	(1,382)	(112,380)	271	0.0	(g)

Total Information Technology	(137,364)	(1,657,755)	4,846	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	35

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Materials
Chemicals
LANXESS AG	(12,205)	(904,078)	3,240	0.0	(g)
OCI NV (a)	(6,484)	(153,875)	456	0.0	(g)
Symrise AG	(11,630)	(940,074)	2,304	0.0	(g)

	(30,319)	(1,998,027)	6,000	0.0	(g)

Construction Materials
Buzzi Unicem SpA	(33,408)	(843,506)	2,094	0.0	(g)

Containers & Packaging
Huhtamaki OYJ	(19,494)	(792,916)	3,710	0.0	(g)

Metals & Mining
thyssenkrupp AG	(19,296)	(501,903)	1,417	0.0	(g)

Total Materials	(102,517)	(4,136,352)	13,221	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Cellnex Telecom SA	(34,255)	(918,693)	1,294	0.0	(g)
Iliad SA	(3,430)	(687,041)	335	0.0	(g)

Total Telecommunication Services	(37,685)	(1,605,734)	1,629	0.0	(g)

Utilities
Multi-Utilities
RWE AG	(37,949)	(907,047)	3,769	0.0	(g)

Total Short Positions of Total Return Basket Swap	(864,810)	(26,839,933)	67,110	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(775,077)	(25,702,030)	63,347	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in GBP based on the local currencies of the positions within the swaps.	10/31/2018	$6,254,276	$42,130	$—	$42,130

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Media
Sky plc	344,420	6,534,872	906	0.0	(g)
UBM plc	220,852	2,940,319	(2,856)	0.0	(g)

	565,272	9,475,191	(1,950)	0.0	(g)

Total Consumer Discretionary	565,272	9,475,191	(1,950)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Financials
Capital Markets
Sole Realisation Co. plc (a)	5,123	4,937	4,936	0.0	(g)

Health Care
Biotechnology
Shire plc	31,880	1,697,608	852	0.0	(g)

Total Long Positions of Total Return Basket Swap	602,275	11,177,736	3,838	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Media
Informa plc	(236,790)	(2,404,082)	4,976	0.0	(g)

Industrials
Electrical Equipment
Melrose Industries plc	(803,463)	(2,519,378)	33,316	0.0	(g)

Total Short Positions of Total Return Basket Swap	(1,040,253)	(4,923,460)	38,292	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(437,978)	6,254,276	42,130	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in USD based on the local currencies of the positions within the swaps.	10/29/2018	$6,837,721	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Media
Time Warner, Inc.	46,015	4,362,222	—	0.0	(g)

Financials
Insurance
Stewart Information Services Corp.	700	29,197	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	37

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Materials
Paper & Forest Products
KapStone Paper and Packaging Corp.	151,989	5,231,461	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	198,704	9,622,880	—	0.0	(g)

Short Positions

Common Stocks
Materials
Containers & Packaging
International Paper Co.	(12,501)	(644,552)	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
AT&T, Inc.	(65,462)	(2,140,607)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(77,963)	(2,785,159)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	120,741	6,837,721	—	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BA on long positions and short positions respectively, which is denominated in CAD based on the local currencies of the positions within the swaps.	10/29/2018	$524,458	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Staples
Food & Staples Retailing
Jean Coutu Group PJC, Inc. (The)	36,518	699,387	—	0.0	(g)

Short Positions

Common Stocks
Consumer Staples
Food & Staples Retailing
Metro, Inc.	(5,513)	(174,929)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	31,005	524,458	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2018

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month BBR on long positions, which is denominated in AUD based on the local currencies of the positions within the swaps.	10/29/2018	$2,131,598	$(5,308)	$—	$(5,308)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Health Care
Biotechnology
Sirtex Medical Ltd.	62,150	1,299,799	(1,888)	0.0	(g)

Health Care Providers & Services
Healthscope Ltd.	456,547	831,799	(3,420)	0.0	(g)

Total Long Positions of Total Return Basket Swap	518,697	2,131,598	(5,308)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month LIBOR on short positions respectively, plus or minus a specified spread (rates range from (0.35)% to 0.00%), which is denominated in JPY based on the local currencies of the positions within the swaps.	05/27/2019	$(1,115,916)	$4,249	$—	$4,249

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Health Care
Pharmaceuticals
Takeda Pharmaceutical Co. Ltd.	(26,500)	(1,115,916)	4,249	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month STIBOR on long positions and short positions respectively, which is denominated in SEK based on the local currencies of the positions within the swaps.	07/31/2019	$170,476	$(142)	$—	$(142)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	39

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Telecommunication Services
Diversified Telecommunication Services
Com Hem Holding AB	42,540	736,769	(2,622)	0.0	(g)

Short Positions

Common Stocks
Telecommunication Services
Wireless Telecommunication Services
Tele2 AB	(43,689)	(566,293)	2,480	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(1,149)	170,476	(142)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month EURIBOR on long positions, which is denominated in EUR based on the local currencies of the positions within the swaps.	04/30/2019	$1,777,632	$(3,031)	$—	$(3,031)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Materials
Containers & Packaging
Smurfit Kappa Group plc	41,701	1,777,632	(3,031)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swaps.	03/12/2021	$9,033,740	$(19,054)	$—	$(19,054)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Media
Sky plc	176,594	3,350,616	464	0.0	(g)

Financials
Banks
BGEO Group plc	5,547	265,168	(584)	0.0	(g)

Capital Markets
NEX Group plc	187,926	2,550,166	(5,965)	0.0	(g)

Insurance
Old Mutual plc	422,890	1,456,886	(7,911)	0.0	(g)
Prudential plc	54,869	1,410,904	(5,058)	0.0	(g)

	477,759	2,867,790	(12,969)	0.0	(g)

Total Financials	671,232	5,683,124	(19,518)	0.0	(g)

Total Long Positions of Total Return Basket Swap	847,826	9,033,740	(19,054)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and on short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in USD based on the local currencies of the positions within the swaps.	03/12/2021	$108,229,846	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
Autoliv, Inc.	10,100	1,353,905	—	0.0	(g)

Automobiles
Fiat Chrysler Automobiles NV (a)	66,600	1,453,878	—	0.0	(g)

Distributors
Genuine Parts Co.	16,300	1,439,616	—	0.0	(g)

Diversified Consumer Services
Capella Education Co.	11,598	1,064,117	—	0.0	(g)
ServiceMaster Global Holdings, Inc. (a)	27,300	1,381,380	—	0.0	(g)

	38,898	2,445,497	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	41

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
Dunkin’ Brands Group, Inc.	16,400	999,744	—	0.0	(g)
ILG, Inc.	51,129	1,745,033	—	0.0	(g)
Pinnacle Entertainment, Inc. (a)	78,337	2,516,184	—	0.0	(g)
Sonic Corp.	53,900	1,396,549	—	0.0	(g)
Wynn Resorts Ltd.	1,700	316,523	—	0.0	(g)

	201,466	6,974,033	—	0.0	(g)

Household Durables
Toll Brothers, Inc.	22,300	940,168	—	0.0	(g)

Leisure Products
Brunswick Corp.	24,000	1,437,120	—	0.0	(g)

Media
CBS Corp. (Non-Voting)	18,600	915,120	—	0.0	(g)
Time Warner, Inc.	9,567	906,952	—	0.0	(g)

	28,167	1,822,072	—	0.0	(g)

Specialty Retail
Asbury Automotive Group, Inc. (a)	4,900	328,545	—	0.0	(g)
AutoNation, Inc. (a)	19,900	919,181	—	0.0	(g)
Sleep Number Corp. (a)	29,600	838,864	—	0.0	(g)

	54,400	2,086,590	—	0.0	(g)

Total Consumer Discretionary	462,231	19,952,879	—	0.0	(g)

Consumer Staples
Food Products
Pinnacle Foods, Inc.	5,500	332,200	—	0.0	(g)

Personal Products
Edgewell Personal Care Co. (a)	20,000	881,000	—	0.0	(g)

Total Consumer Staples	25,500	1,213,200	—	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Andeavor	43,200	5,975,424	—	0.0	(g)
Antero Resources Corp. (a)	17,800	338,200	—	0.0	(g)
Arch Coal, Inc.	10,200	824,466	—	0.0	(g)
EQT Corp.	29,500	1,480,605	—	0.0	(g)
Peabody Energy Corp.	8,100	298,485	—	0.0	(g)
Phillips 66	10,900	1,213,279	—	0.0	(g)
RSP Permian, Inc. (a)	152,746	7,577,729	—	0.0	(g)

Total Energy	272,446	17,708,188	—	0.0	(g)

Financials
Banks
Citigroup, Inc.	13,200	901,164	—	0.0	(g)
Regions Financial Corp.	51,300	959,310	—	0.0	(g)

	64,500	1,860,474	—	0.0	(g)

Capital Markets
BGC Partners, Inc.	107,800	1,440,208	—	0.0	(g)
Financial Engines, Inc.	76,268	3,405,366	—	0.0	(g)
Greenhill & Co., Inc.	48,500	984,550	—	0.0	(g)
Legg Mason, Inc.	25,100	996,470	—	0.0	(g)

	257,668	6,826,594	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Insurance
AmTrust Financial Services, Inc.	84,954	1,095,057	—	0.0	(g)
Infinity Property & Casualty Corp.	7,727	1,019,964	—	0.0	(g)
Validus Holdings Ltd.	9,535	646,187	—	0.0	(g)
XL Group Ltd.	128,122	7,122,302	—	0.0	(g)

	230,338	9,883,510	—	0.0	(g)

Total Financials	552,506	18,570,578	—	0.0	(g)

Health Care
Biotechnology
Avexis, Inc. (a)	34,221	7,277,438	—	0.0	(g)
Spark Therapeutics, Inc. (a)	4,100	312,912	—	0.0	(g)

	38,321	7,590,350	—	0.0	(g)

Health Care Providers & Services
Aetna, Inc.	26,038	4,662,104	—	0.0	(g)
Express Scripts Holding Co. (a)	75,777	5,736,319	—	0.0	(g)
Henry Schein, Inc. (a)	21,500	1,634,000	—	0.0	(g)

	123,315	12,032,423	—	0.0	(g)

Life Sciences Tools & Services
Medpace Holdings, Inc. (a)	31,400	1,161,486	—	0.0	(g)

Pharmaceuticals
Akorn, Inc. (a)	17,293	249,538	—	0.0	(g)
Innoviva, Inc. (a)	64,700	938,150	—	0.0	(g)

	81,993	1,187,688	—	0.0	(g)

Total Health Care	275,029	21,971,947	—	0.0	(g)

Industrials
Aerospace & Defense
Rockwell Collins, Inc.	5,866	777,480	—	0.0	(g)

Airlines
United Continental Holdings, Inc. (a)	14,800	999,592	—	0.0	(g)

Building Products
Apogee Enterprises, Inc. (a)	8,100	332,991	—	0.0	(g)
NCI Building Systems, Inc. (a)	61,300	1,072,750	—	0.0	(g)
USG Corp. (a)	44,773	1,801,218	—	0.0	(g)

	114,173	3,206,959	—	0.0	(g)

Commercial Services & Supplies
KAR Auction Services, Inc.	15,400	800,646	—	0.0	(g)

Construction & Engineering
Chicago Bridge & Iron Co. NV	199,117	3,006,667	—	0.0	(g)

Machinery
Trinity Industries, Inc.	41,700	1,328,979	—	0.0	(g)

Total Industrials	391,056	10,120,323	—	0.0	(g)

Information Technology
Communications Equipment
Juniper Networks, Inc.	38,500	946,715	—	0.0	(g)
Mitel Networks Corp. (a)	176,373	1,968,323	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	43

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Communications Equipment — continued
NETGEAR, Inc. (a)	25,600	1,415,680	—	0.0	(g)
Oclaro, Inc. (a)	424,173	3,359,450	—	0.0	(g)

	664,646	7,690,168	—	0.0	(g)

Electronic Equipment, Instruments & Components
Orbotech Ltd. (a)	53,057	3,099,590	—	0.0	(g)
Sanmina Corp. (a)	36,300	1,070,850	—	0.0	(g)
VeriFone Systems, Inc. (a)	286,715	6,597,312	—	0.0	(g)

	376,072	10,767,752	—	0.0	(g)

Internet Software & Services
eBay, Inc. (a)	23,300	882,604	—	0.0	(g)
MuleSoft, Inc. (a)	164,320	7,325,386	—	0.0	(g)
Web.com Group, Inc. (a)	55,700	1,036,020	—	0.0	(g)

	243,320	9,244,010	—	0.0	(g)

IT Services
Travelport Worldwide Ltd.	20,200	346,228	—	0.0	(g)

Semiconductors & Semiconductor Equipment
Cavium, Inc. (a)	81,710	6,129,067	—	0.0	(g)
Microsemi Corp. (a)	106,910	6,916,008	—	0.0	(g)
Nanometrics, Inc. (a)	38,200	948,124	—	0.0	(g)

	226,820	13,993,199	—	0.0	(g)

Software
Avaya Holdings Corp. (a)	15,800	361,662	—	0.0	(g)
Citrix Systems, Inc. (a)	10,900	1,121,719	—	0.0	(g)
CommVault Systems, Inc. (a)	4,700	328,765	—	0.0	(g)
VMware, Inc. (a)	7,800	1,039,428	—	0.0	(g)

	39,200	2,851,574	—	0.0	(g)

Technology Hardware, Storage & Peripherals
Stratasys Ltd. (a)	63,300	1,213,461	—	0.0	(g)
Xerox Corp.	11,100	349,095	—	0.0	(g)

	74,400	1,562,556	—	0.0	(g)

Total Information Technology	1,644,658	46,455,487	—	0.0	(g)

Materials
Chemicals
Monsanto Co.	2,052	257,259	—	0.0	(g)

Utilities
Gas Utilities
WGL Holdings, Inc.	7,735	658,249	—	0.0	(g)

Multi-Utilities
SCANA Corp.	136,528	5,020,135	—	0.0	(g)
Vectren Corp.	98,180	6,899,109	—	0.0	(g)

	234,708	11,919,244	—	0.0	(g)

Total Utilities	242,443	12,577,493	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	3,867,921	148,827,354	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Diversified Consumer Services
Strayer Education, Inc.	(10,047)	(1,055,638)	—	0.0	(g)

Hotels, Restaurants & Leisure
Marriott Vacations Worldwide Corp.	(8,300)	(1,017,663)	—	0.0	(g)
Penn National Gaming, Inc. (a)	(32,572)	(987,257)	—	0.0	(g)

	(40,872)	(2,004,920)	—	0.0	(g)

Total Consumer Discretionary	(50,919)	(3,060,558)	—	0.0	(g)

Consumer Staples
Food & Staples Retailing
CVS Health Corp.	(29,352)	(2,049,650)	—	0.0	(g)

Energy
Energy Equipment & Services
McDermott International, Inc. (a)	(612,473)	(4,042,322)	—	0.0	(g)

Oil, Gas & Consumable Fuels
Concho Resources, Inc. (a)	(48,389)	(7,607,235)	—	0.0	(g)
Marathon Petroleum Corp.	(68,200)	(5,108,862)	—	0.0	(g)

	(116,589)	(12,716,097)	—	0.0	(g)

Total Energy	(729,062)	(16,758,419)	—	0.0	(g)

Financials
Capital Markets
CME Group, Inc.	(8,260)	(1,302,437)	—	0.0	(g)

Insurance
Kemper Corp.	(9,194)	(620,595)	—	0.0	(g)

Total Financials	(17,454)	(1,923,032)	—	0.0	(g)

Health Care
Health Care Providers & Services
Cigna Corp.	(20,429)	(3,510,111)	—	0.0	(g)

Information Technology
Communications Equipment
Lumentum Holdings, Inc. (a)	(16,193)	(816,937)	—	0.0	(g)

Semiconductors & Semiconductor Equipment
KLA-Tencor Corp.	(15,947)	(1,622,448)	—	0.0	(g)
Marvell Technology Group Ltd.	(175,998)	(3,530,520)	—	0.0	(g)

	(191,945)	(5,152,968)	—	0.0	(g)

Software
salesforce.com, Inc. (a)	(11,566)	(1,399,370)	—	0.0	(g)

Total Information Technology	(219,704)	(7,369,275)	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
AT&T, Inc.	(13,610)	(445,047)	—	0.0	(g)

Utilities
Multi-Utilities
Dominion Energy, Inc.	(82,353)	(5,481,416)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(1,162,883)	(40,597,508)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	2,705,038	108,229,846	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	45

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month CDOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in CAD based on the local currencies of the positions within the swaps.	03/12/2021	$1,175,911	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Industrials
Construction & Engineering
Aecon Group, Inc.	83,646	1,175,911	—	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swaps.	03/12/2021	$22,503,719	$(8,159)	$—	$(8,159)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
CIE Automotive SA	13,853	517,851	(1,413)	0.0	(g)

Internet & Direct Marketing Retail
Yoox Net-A-Porter Group SpA (a)	126,244	5,776,238	(178)	0.0	(g)

Textiles, Apparel & Luxury Goods
Kering SA	2,993	1,731,440	(2,001)	0.0	(g)

Total Consumer Discretionary	143,090	8,025,529	(3,592)	0.0	(g)

Health Care
Biotechnology
Ablynx NV (a)	21,060	1,135,267	(3,580)	0.0	(g)

Pharmaceuticals
STADA Arzneimittel AG	7,111	719,955	—	0.0	(g)

Total Health Care	28,171	1,855,222	(3,580)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Industrials
Transportation Infrastructure
Abertis Infraestructuras SA	254,503	5,611,001	(987)	0.0	(g)

Information Technology
Software
Gemalto NV	116,410	7,011,967	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	542,174	22,503,719	(8,159)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month CIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in DKK based on the local currencies of the positions within the swaps.	09/25/2020	$4,120,491	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Telecommunication Services
Diversified Telecommunication Services
TDC A/S (a)	506,015	4,120,491	—	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month BBSW on long positions, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in AUD based on the local currencies of the positions within the swaps.	03/12/2021	$5,555,743	$(24,426)	$—	$(24,426)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	47

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Mantra Group Ltd.	252,833	750,814	(1,049)	0.0	(g)

Consumer Staples
Food & Staples Retailing
Wesfarmers Ltd.	44,185	1,453,668	(2,327)	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Santos Ltd. (a)	381,886	1,758,896	(6,371)	0.0	(g)

Materials
Metals & Mining
South32 Ltd.	573,821	1,592,365	(14,679)	0.0	(g)

Total Long Positions of Total Return Basket Swap	1,252,725	5,555,743	(24,426)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month STIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in SEK based on the local currencies of the positions within the swaps.	07/10/2018	$1,234,939	$(5,984)	$—	$(5,984)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Industrials
Machinery
Atlas Copco AB	31,579	1,234,939	(5,984)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swaps.	05/25/2018 – 03/12/2021	$1,350,042	$1,716	$—	$1,716

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Carnival plc	9,992	649,434	(537)	0.0	(g)
William Hill plc	128,442	516,615	(1,131)	0.0	(g)

	138,434	1,166,049	(1,668)	0.0	(g)

Household Durables
Berkeley Group Holdings plc	10,374	580,778	(780)	0.0	(g)
Persimmon plc	2,850	106,463	(63)	0.0	(g)
Redrow plc	17,327	149,309	(376)	0.0	(g)
Taylor Wimpey plc	49,895	131,400	(314)	0.0	(g)

	80,446	967,950	(1,533)	0.0	(g)

Specialty Retail
WH Smith plc	3,502	93,865	(197)	0.0	(g)

Total Consumer Discretionary	222,382	2,227,864	(3,398)	0.0	(g)

Consumer Staples
Food & Staples Retailing
Wm Morrison Supermarkets plc	211,503	705,398	(2,452)	0.0	(g)

Energy
Energy Equipment & Services
Petrofac Ltd.	30,905	256,470	(343)	0.0	(g)

Financials
Capital Markets
3i Group plc	42,737	551,656	(2,344)	0.0	(g)

Industrials
Airlines
International Consolidated Airlines Group SA	75,041	648,671	(2,382)	0.0	(g)

Information Technology
Electronic Equipment, Instruments & Components
Electrocomponents plc	57,402	479,877	(1,387)	0.0	(g)

Internet Software & Services
Moneysupermarket.com Group plc	39,327	161,986	(276)	0.0	(g)

Total Information Technology	96,729	641,863	(1,663)	0.0	(g)

Materials
Metals & Mining
Centamin plc	283,658	612,939	811	0.0	(g)
Rio Tinto plc	1,605	87,482	291	0.0	(g)

Total Materials	285,263	700,421	1,102	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
BT Group plc	40,589	139,315	(75)	0.0	(g)

Utilities
Multi-Utilities
Centrica plc	16,836	35,648	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	1,021,985	5,907,306	(11,555)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	49

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Merlin Entertainments plc	(52,711)	(266,650)	252	0.0	(g)
Whitbread plc	(7,190)	(423,040)	714	0.0	(g)

	(59,901)	(689,690)	966	0.0	(g)

Internet & Direct Marketing Retail
Ocado Group plc (a)	(63,965)	(472,810)	1,308	0.0	(g)

Media
Cineworld Group plc (a)	(267,423)	(954,703)	3,989	0.0	(g)

Multiline Retail
B&M European Value Retail SA	(86,622)	(482,713)	617	0.0	(g)

Total Consumer Discretionary	(477,911)	(2,599,916)	6,880	0.0	(g)

Financials
Banks
Standard Chartered plc	(38,141)	(400,634)	2,107	0.0	(g)

Capital Markets
St James’s Place plc	(28,023)	(436,522)	1,931	0.0	(g)

Total Financials	(66,164)	(837,156)	4,038	0.0	(g)

Health Care
Pharmaceuticals
Hikma Pharmaceuticals plc	(1,637)	(28,864)	163	0.0	(g)

Materials
Metals & Mining
Fresnillo plc	(19,643)	(344,774)	18	0.0	(g)

Real Estate
Real Estate Management & Development
Capital & Counties Properties plc	(91,516)	(362,201)	1,028	0.0	(g)

Utilities
Water Utilities
Pennon Group plc	(40,453)	(384,353)	1,144	0.0	(g)

Total Short Positions of Total Return Basket Swap	(697,324)	(4,557,264)	13,271	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	324,661	1,350,042	1,716	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in USD based on the local currencies of the positions within the swaps.	03/12/2021	$(77,129,550)	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
Lear Corp.	3,217	601,482	—	0.0	(g)

Hotels, Restaurants & Leisure
Wyndham Worldwide Corp.	1,611	183,992	—	0.0	(g)

Household Durables
MDC Holdings, Inc.	14,339	415,974	—	0.0	(g)

Multiline Retail
Big Lots, Inc.	8,163	346,519	—	0.0	(g)
Target Corp.	2,104	152,750	—	0.0	(g)

	10,267	499,269	—	0.0	(g)

Specialty Retail
Best Buy Co., Inc.	6,024	461,017	—	0.0	(g)
Children’s Place, Inc. (The)	3,200	408,160	—	0.0	(g)

	9,224	869,177	—	0.0	(g)

Total Consumer Discretionary	38,658	2,569,894	—	0.0	(g)

Consumer Staples
Personal Products
USANA Health Sciences, Inc. (a)	8,486	895,697	—	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Valero Energy Corp.	4,635	514,161	—	0.0	(g)

Health Care
Health Care Providers & Services
Aetna, Inc.	3,090	553,265	—	0.0	(g)
Chemed Corp.	2,280	702,742	—	0.0	(g)
Express Scripts Holding Co. (a)	3,630	274,791	—	0.0	(g)
Humana, Inc.	1,201	353,310	—	0.0	(g)
Quest Diagnostics, Inc.	4,273	432,428	—	0.0	(g)
UnitedHealth Group, Inc.	2,461	581,780	—	0.0	(g)

	16,935	2,898,316	—	0.0	(g)

Pharmaceuticals
Johnson & Johnson	3,749	474,211	—	0.0	(g)
Mallinckrodt plc (a)	12,793	166,309	—	0.0	(g)

	16,542	640,520	—	0.0	(g)

Total Health Care	33,477	3,538,836	—	0.0	(g)

Industrials
Building Products
Owens Corning	6,448	422,280	—	0.0	(g)

Commercial Services & Supplies
Deluxe Corp.	6,506	445,921	—	0.0	(g)

Machinery
Barnes Group, Inc.	7,852	436,022	—	0.0	(g)
Hillenbrand, Inc.	9,965	461,878	—	0.0	(g)
Wabash National Corp.	14,299	286,838	—	0.0	(g)

	32,116	1,184,738	—	0.0	(g)

Total Industrials	45,070	2,052,939	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	51

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Information Technology
Communications Equipment
Cisco Systems, Inc.	8,828	390,992	—	0.0	(g)

Electronic Equipment, Instruments & Components
Methode Electronics, Inc.	7,803	311,340	—	0.0	(g)

IT Services
Amdocs Ltd.	5,631	378,685	—	0.0	(g)
Convergys Corp.	3,186	74,425	—	0.0	(g)
Mastercard, Inc.	3,753	669,047	—	0.0	(g)
Western Union Co. (The)	12,314	243,202	—	0.0	(g)

	24,884	1,365,359	—	0.0	(g)

Semiconductors & Semiconductor Equipment
First Solar, Inc. (a)	9,937	704,633	—	0.0	(g)
Teradyne, Inc.	3,395	110,507	—	0.0	(g)

	13,332	815,140	—	0.0	(g)

Software
Oracle Corp.	4,954	226,249	—	0.0	(g)

Technology Hardware, Storage & Peripherals
Apple, Inc.	2,516	415,794	—	0.0	(g)

Total Information Technology	62,317	3,524,874	—	0.0	(g)

Materials
Chemicals
LyondellBasell Industries NV	4,849	512,685	—	0.0	(g)
Trinseo SA	6,176	450,539	—	0.0	(g)

Total Materials	11,025	963,224	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	203,668	14,059,625	—	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Auto Components
Cooper Tire & Rubber Co.	(26,886)	(657,363)	—	0.0	(g)
Visteon Corp. (a)	(3,511)	(436,909)	—	0.0	(g)

	(30,397)	(1,094,272)	—	0.0	(g)

Hotels, Restaurants & Leisure
Caesars Entertainment Corp. (a)	(82,484)	(936,193)	—	0.0	(g)
Chipotle Mexican Grill, Inc. (a)	(1,839)	(778,504)	—	0.0	(g)
MGM Resorts International	(9,689)	(304,428)	—	0.0	(g)
Papa John’s International, Inc.	(14,454)	(896,148)	—	0.0	(g)
Shake Shack, Inc. (a)	(17,806)	(847,744)	—	0.0	(g)
Wendy’s Co. (The)	(50,243)	(841,068)	—	0.0	(g)

	(176,515)	(4,604,085)	—	0.0	(g)

Internet & Direct Marketing Retail
Groupon, Inc. (a)	(46,667)	(216,535)	—	0.0	(g)
Netflix, Inc. (a)	(444)	(138,732)	—	0.0	(g)
Wayfair, Inc. (a)	(5,421)	(337,728)	—	0.0	(g)

	(52,532)	(692,995)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Leisure Products
Vista Outdoor, Inc. (a)	(54,535)	(913,461)	—	0.0	(g)

Media
Cinemark Holdings, Inc.	(20,967)	(821,277)	—	0.0	(g)
DISH Network Corp. (a)	(20,883)	(700,625)	—	0.0	(g)
Liberty Broadband Corp. (a)	(5,062)	(358,845)	—	0.0	(g)

	(46,912)	(1,880,747)	—	0.0	(g)

Specialty Retail
CarMax, Inc. (a)	(7,238)	(452,375)	—	0.0	(g)
National Vision Holdings, Inc. (a)	(28,233)	(939,594)	—	0.0	(g)
Ulta Beauty, Inc. (a)	(4,252)	(1,066,869)	—	0.0	(g)

	(39,723)	(2,458,838)	—	0.0	(g)

Textiles, Apparel & Luxury Goods
NIKE, Inc.	(4,150)	(283,819)	—	0.0	(g)

Total Consumer Discretionary	(404,764)	(11,928,217)	—	0.0	(g)

Consumer Staples
Beverages
Coca-Cola Bottling Co. Consolidated	(2,284)	(384,603)	—	0.0	(g)

Food & Staples Retailing
Casey’s General Stores, Inc.	(3,771)	(364,279)	—	0.0	(g)
PriceSmart, Inc.	(10,883)	(953,351)	—	0.0	(g)

	(14,654)	(1,317,630)	—	0.0	(g)

Food Products
Bunge Ltd.	(11,349)	(819,738)	—	0.0	(g)
Kraft Heinz Co. (The)	(13,130)	(740,269)	—	0.0	(g)

	(24,479)	(1,560,007)	—	0.0	(g)

Household Products
HRG Group, Inc. (a)	(55,948)	(628,856)	—	0.0	(g)

Personal Products
Coty, Inc.	(15,900)	(275,865)	—	0.0	(g)

Total Consumer Staples	(113,265)	(4,166,961)	—	0.0	(g)

Energy
Energy Equipment & Services
Baker Hughes a GE Co.	(29,438)	(1,063,006)	—	0.0	(g)
Forum Energy Technologies, Inc. (a)	(73,639)	(927,851)	—	0.0	(g)
Nabors Industries Ltd.	(126,368)	(961,660)	—	0.0	(g)
Weatherford International plc (a)	(141,550)	(417,573)	—	0.0	(g)

	(370,995)	(3,370,090)	—	0.0	(g)

Oil, Gas & Consumable Fuels
Carrizo Oil & Gas, Inc. (a)	(33,343)	(669,194)	—	0.0	(g)
Cheniere Energy, Inc. (a)	(16,408)	(954,289)	—	0.0	(g)
Chesapeake Energy Corp. (a)	(43,673)	(129,709)	—	0.0	(g)
Extraction Oil & Gas, Inc. (a)	(36,769)	(519,178)	—	0.0	(g)
Hess Corp.	(7,777)	(443,211)	—	0.0	(g)
Matador Resources Co. (a)	(13,404)	(438,847)	—	0.0	(g)
Oasis Petroleum, Inc. (a)	(53,377)	(588,748)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	53

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Parsley Energy, Inc. (a)	(14,676)	(440,720)	—	0.0	(g)
QEP Resources, Inc. (a)	(44,846)	(546,224)	—	0.0	(g)
Range Resources Corp.	(31,166)	(431,649)	—	0.0	(g)
SM Energy Co.	(34,561)	(827,736)	—	0.0	(g)
Targa Resources Corp.	(19,489)	(915,398)	—	0.0	(g)
WPX Energy, Inc. (a)	(47,411)	(810,254)	—	0.0	(g)

	(396,900)	(7,715,157)	—	0.0	(g)

Total Energy	(767,895)	(11,085,247)	—	0.0	(g)

Financials
Banks
Bank of the Ozarks, Inc. (a)	(19,108)	(894,254)	—	0.0	(g)
First Republic Bank	(8,962)	(832,301)	—	0.0	(g)
Home BancShares, Inc.	(40,225)	(934,829)	—	0.0	(g)
Signature Bank (a)	(6,642)	(844,530)	—	0.0	(g)
UMB Financial Corp.	(12,689)	(971,724)	—	0.0	(g)

	(87,626)	(4,477,638)	—	0.0	(g)

Capital Markets
Charles Schwab Corp. (The)	(17,799)	(991,048)	—	0.0	(g)

Consumer Finance
LendingClub Corp. (a)	(244,102)	(656,634)	—	0.0	(g)
PRA Group, Inc. (a)	(5,009)	(178,320)	—	0.0	(g)
SLM Corp. (a)	(80,190)	(920,581)	—	0.0	(g)

	(329,301)	(1,755,535)	—	0.0	(g)

Insurance
Markel Corp. (a)	(367)	(414,725)	—	0.0	(g)
RLI Corp.	(6,681)	(422,774)	—	0.0	(g)

	(7,048)	(837,499)	—	0.0	(g)

Total Financials	(441,774)	(8,061,720)	—	0.0	(g)

Health Care
Health Care Equipment & Supplies
DexCom, Inc. (a)	(5,986)	(438,055)	—	0.0	(g)
Hologic, Inc. (a)	(22,666)	(879,214)	—	0.0	(g)
Insulet Corp. (a)	(9,850)	(847,100)	—	0.0	(g)
iRhythm Technologies, Inc. (a)	(13,119)	(762,870)	—	0.0	(g)
Nevro Corp. (a)	(3,500)	(312,760)	—	0.0	(g)
Penumbra, Inc. (a)	(757)	(94,133)	—	0.0	(g)
Wright Medical Group NV (a)	(42,595)	(835,288)	—	0.0	(g)

	(98,473)	(4,169,420)	—	0.0	(g)

Pharmaceuticals
Aerie Pharmaceuticals, Inc. (a)	(5,012)	(256,614)	—	0.0	(g)
Intra-Cellular Therapies, Inc. (a)	(14,675)	(255,639)	—	0.0	(g)
Medicines Co. (The) (a)	(17,792)	(535,361)	—	0.0	(g)
Nektar Therapeutics (a)	(1,810)	(151,425)	—	0.0	(g)
Pacira Pharmaceuticals, Inc. (a)	(23,822)	(788,508)	—	0.0	(g)

	(63,111)	(1,987,547)	—	0.0	(g)

Total Health Care	(161,584)	(6,156,967)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Industrials
Aerospace & Defense
Arconic, Inc.	(35,540)	(632,967)	—	0.0	(g)
Cubic Corp.	(5,728)	(353,704)	—	0.0	(g)
Kratos Defense & Security Solutions, Inc. (a)	(88,236)	(883,242)	—	0.0	(g)
Mercury Systems, Inc. (a)	(8,016)	(257,153)	—	0.0	(g)
TransDigm Group, Inc.	(1,102)	(353,268)	—	0.0	(g)

	(138,622)	(2,480,334)	—	0.0	(g)

Airlines
Spirit Airlines, Inc. (a)	(19,933)	(712,007)	—	0.0	(g)

Commercial Services & Supplies
ABM Industries, Inc.	(23,692)	(737,532)	—	0.0	(g)
Clean Harbors, Inc. (a)	(7,563)	(346,385)	—	0.0	(g)
Covanta Holding Corp.	(60,798)	(905,890)	—	0.0	(g)
Healthcare Services Group, Inc.	(9,236)	(356,787)	—	0.0	(g)

	(101,289)	(2,346,594)	—	0.0	(g)

Construction & Engineering
Dycom Industries, Inc. (a)	(1,659)	(172,304)	—	0.0	(g)

Industrial Conglomerates
General Electric Co.	(60,454)	(850,588)	—	0.0	(g)

Machinery
CIRCOR International, Inc.	(9,784)	(414,548)	—	0.0	(g)
EnPro Industries, Inc.	(6,250)	(469,688)	—	0.0	(g)
Flowserve Corp.	(17,311)	(768,782)	—	0.0	(g)
Gardner Denver Holdings, Inc. (a)	(30,224)	(955,985)	—	0.0	(g)
John Bean Technologies Corp.	(7,671)	(826,550)	—	0.0	(g)
Mueller Water Products, Inc.	(77,800)	(761,662)	—	0.0	(g)
REV Group, Inc.	(28,903)	(521,699)	—	0.0	(g)
Wabtec Corp.	(11,469)	(1,018,562)	—	0.0	(g)

	(189,412)	(5,737,476)	—	0.0	(g)

Marine
Matson, Inc.	(13,786)	(402,965)	—	0.0	(g)

Road & Rail
AMERCO	(1,289)	(435,063)	—	0.0	(g)
Avis Budget Group, Inc. (a)	(1,776)	(87,752)	—	0.0	(g)
Hertz Global Holdings, Inc. (a)	(11,946)	(261,626)	—	0.0	(g)

	(15,011)	(784,441)	—	0.0	(g)

Trading Companies & Distributors
Herc Holdings, Inc. (a)	(5,023)	(264,469)	—	0.0	(g)
MRC Global, Inc. (a)	(50,084)	(938,073)	—	0.0	(g)
NOW, Inc. (a)	(84,982)	(1,030,832)	—	0.0	(g)
SiteOne Landscape Supply, Inc. (a)	(2,986)	(204,541)	—	0.0	(g)

	(143,075)	(2,437,915)	—	0.0	(g)

Transportation Infrastructure
Macquarie Infrastructure Corp.	(15,165)	(574,754)	—	0.0	(g)

Total Industrials	(698,406)	(16,499,378)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	55

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Information Technology
Communications Equipment
Ciena Corp. (a)	(26,584)	(684,538)	—	0.0	(g)
Infinera Corp. (a)	(12,694)	(148,774)	—	0.0	(g)
ViaSat, Inc. (a)	(3,514)	(224,826)	—	0.0	(g)

	(42,792)	(1,058,138)	—	0.0	(g)

Electronic Equipment, Instruments & Components
Fabrinet (a)	(21,388)	(603,355)	—	0.0	(g)
Fitbit, Inc. (a)	(62,867)	(348,912)	—	0.0	(g)
II-VI, Inc. (a)	(18,099)	(689,572)	—	0.0	(g)

	(102,354)	(1,641,839)	—	0.0	(g)

Internet Software & Services
2U, Inc. (a)	(7,626)	(613,817)	—	0.0	(g)
Benefitfocus, Inc. (a)	(6,816)	(205,843)	—	0.0	(g)
Box, Inc. (a)	(9,515)	(217,513)	—	0.0	(g)
Cloudera, Inc. (a)	(13,832)	(197,106)	—	0.0	(g)
Cornerstone OnDemand, Inc. (a)	(6,705)	(295,892)	—	0.0	(g)
Pandora Media, Inc. (a)	(26,645)	(149,478)	—	0.0	(g)
Q2 Holdings, Inc. (a)	(2,778)	(136,817)	—	0.0	(g)
TrueCar, Inc. (a)	(78,782)	(779,942)	—	0.0	(g)
Wix.com Ltd. (a)	(8,525)	(701,181)	—	0.0	(g)

	(161,224)	(3,297,589)	—	0.0	(g)

IT Services
Gartner, Inc. (a)	(5,789)	(702,148)	—	0.0	(g)
InterXion Holding NV (a)	(11,360)	(738,627)	—	0.0	(g)

	(17,149)	(1,440,775)	—	0.0	(g)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc. (a)	(67,816)	(737,838)	—	0.0	(g)
MACOM Technology Solutions Holdings, Inc. (a)	(31,078)	(516,516)	—	0.0	(g)
MaxLinear, Inc. (a)	(28,789)	(642,858)	—	0.0	(g)
Power Integrations, Inc. (a)	(10,901)	(739,088)	—	0.0	(g)
SMART Global Holdings, Inc. (a)	(18,343)	(718,128)	—	0.0	(g)
Veeco Instruments, Inc. (a)	(42,589)	(658,000)	—	0.0	(g)

	(199,516)	(4,012,428)	—	0.0	(g)

Software
Autodesk, Inc. (a)	(6,421)	(808,404)	—	0.0	(g)
Blackline, Inc. (a)	(13,517)	(559,604)	—	0.0	(g)
FireEye, Inc. (a)	(23,461)	(423,471)	—	0.0	(g)
Snap, Inc. (a)	(11,564)	(165,712)	—	0.0	(g)
Splunk, Inc. (a)	(4,838)	(496,621)	—	0.0	(g)
Symantec Corp.	(25,361)	(704,782)	—	0.0	(g)
Zendesk, Inc. (a)	(11,135)	(542,831)	—	0.0	(g)

	(96,297)	(3,701,425)	—	0.0	(g)

Technology Hardware, Storage & Peripherals
Cray, Inc. (a)	(12,279)	(292,854)	—	0.0	(g)
Diebold Nixdorf, Inc.	(40,736)	(625,298)	—	0.0	(g)

	(53,015)	(918,152)	—	0.0	(g)

Total Information Technology	(672,347)	(16,070,346)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Materials
Chemicals
Albemarle Corp.	(9,707)	(941,191)	—	0.0	(g)
Ashland Global Holdings, Inc.	(13,170)	(871,591)	—	0.0	(g)
GCP Applied Technologies, Inc. (a)	(13,579)	(389,038)	—	0.0	(g)
International Flavors & Fragrances, Inc.	(6,722)	(949,550)	—	0.0	(g)
NewMarket Corp.	(2,035)	(772,384)	—	0.0	(g)
RPM International, Inc.	(6,987)	(337,472)	—	0.0	(g)
Valvoline, Inc.	(41,527)	(842,168)	—	0.0	(g)

	(93,727)	(5,103,394)	—	0.0	(g)

Construction Materials
Martin Marietta Materials, Inc.	(1,994)	(388,371)	—	0.0	(g)
Summit Materials, Inc. (a)	(31,145)	(876,420)	—	0.0	(g)
Vulcan Materials Co.	(2,958)	(330,379)	—	0.0	(g)

	(36,097)	(1,595,170)	—	0.0	(g)

Metals & Mining
AK Steel Holding Corp. (a)	(44,363)	(203,626)	—	0.0	(g)
Coeur Mining, Inc. (a)	(58,284)	(441,210)	—	0.0	(g)
Compass Minerals International, Inc.	(4,017)	(270,344)	—	0.0	(g)
Constellium NV (a)	(64,815)	(735,650)	—	0.0	(g)
Hecla Mining Co.	(246,945)	(945,799)	—	0.0	(g)

	(418,424)	(2,596,629)	—	0.0	(g)

Total Materials	(548,248)	(9,295,193)	—	0.0	(g)

Real Estate
Real Estate Management & Development
Kennedy-Wilson Holdings, Inc.	(51,667)	(979,090)	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Zayo Group Holdings, Inc. (a)	(22,439)	(814,536)	—	0.0	(g)

Utilities
Electric Utilities
Southern Co. (The)	(10,829)	(499,433)	—	0.0	(g)

Gas Utilities
ONE Gas, Inc.	(13,675)	(953,421)	—	0.0	(g)
South Jersey Industries, Inc.	(32,472)	(1,003,385)	—	0.0	(g)

	(46,147)	(1,956,806)	—	0.0	(g)

Multi-Utilities
Dominion Energy, Inc.	(13,658)	(909,076)	—	0.0	(g)
NiSource, Inc.	(20,031)	(488,556)	—	0.0	(g)
Sempra Energy	(7,607)	(850,463)	—	0.0	(g)

	(41,296)	(2,248,095)	—	0.0	(g)

Water Utilities
American Water Works Co., Inc.	(5,803)	(502,424)	—	0.0	(g)
Aqua America, Inc.	(12,714)	(446,897)	—	0.0	(g)
California Water Service Group	(12,332)	(477,865)	—	0.0	(g)

	(30,849)	(1,427,186)	—	0.0	(g)

Total Utilities	(129,121)	(6,131,520)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(4,011,510)	(91,189,175)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(3,807,842)	(77,129,550)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	57

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month CDOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in CAD based on the local currencies of the positions within the swaps.	03/12/2021	$16,540,990	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
Linamar Corp.	9,983	559,427	—	0.0	(g)
Magna International, Inc.	16,027	946,554	—	0.0	(g)

	26,010	1,505,981	—	0.0	(g)

Textiles, Apparel & Luxury Goods
Gildan Activewear, Inc.	28,854	840,484	—	0.0	(g)

Total Consumer Discretionary	54,864	2,346,465	—	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Enerplus Corp.	77,136	895,149	—	0.0	(g)
Husky Energy, Inc.	59,103	826,738	—	0.0	(g)
Imperial Oil Ltd.	31,040	965,324	—	0.0	(g)
Inter Pipeline Ltd.	48,447	873,514	—	0.0	(g)
Parex Resources, Inc. (a)	59,802	1,028,877	—	0.0	(g)
Suncor Energy, Inc.	25,813	987,124	—	0.0	(g)

Total Energy	301,341	5,576,726	—	0.0	(g)

Financials
Banks
Canadian Imperial Bank of Commerce	9,208	802,002	—	0.0	(g)
Laurentian Bank of Canada	21,956	843,218	—	0.0	(g)
National Bank of Canada	18,163	862,635	—	0.0	(g)
Toronto-Dominion Bank (The)	6,487	364,327	—	0.0	(g)

	55,814	2,872,182	—	0.0	(g)

Capital Markets
CI Financial Corp.	37,639	792,091	—	0.0	(g)

Thrifts & Mortgage Finance
Genworth MI Canada, Inc.	10,314	333,370	—	0.0	(g)

Total Financials	103,767	3,997,643	—	0.0	(g)

Information Technology
IT Services
CGI Group, Inc. (a)	11,351	657,747	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Software
Constellation Software, Inc.	982	701,828	—	0.0	(g)

Total Information Technology	12,333	1,359,575	—	0.0	(g)

Materials
Chemicals
Methanex Corp.	13,316	802,621	—	0.0	(g)

Metals & Mining
Hudbay Minerals, Inc.	121,853	851,296	—	0.0	(g)
Teck Resources Ltd. (a)	31,899	800,736	—	0.0	(g)

	153,752	1,652,032	—	0.0	(g)

Paper & Forest Products
Canfor Corp. (a)	34,165	784,708	—	0.0	(g)
Norbord, Inc.	24,937	1,029,760	—	0.0	(g)
West Fraser Timber Co. Ltd.	12,671	858,286	—	0.0	(g)

	71,773	2,672,754	—	0.0	(g)

Total Materials	238,841	5,127,407	—	0.0	(g)

Real Estate
Real Estate Management & Development
First Capital Realty, Inc.	16,259	254,152	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	727,405	18,661,968	—	0.0	(g)

Short Positions

Common Stocks
Energy
Oil, Gas & Consumable Fuels
MEG Energy Corp. (a)	(68,001)	(351,670)	—	0.0	(g)
Seven Generations Energy Ltd. (a)	(22,400)	(319,614)	—	0.0	(g)

Total Energy	(90,401)	(671,284)	—	0.0	(g)

Industrials
Aerospace & Defense
Bombardier, Inc. (a)	(196,763)	(608,395)	—	0.0	(g)

Materials
Metals & Mining
Endeavour Mining Corp. (a)	(5,499)	(93,838)	—	0.0	(g)
First Quantum Minerals Ltd.	(28,685)	(413,312)	—	0.0	(g)
Franco-Nevada Corp.	(4,711)	(334,149)	—	0.0	(g)

Total Materials	(38,895)	(841,299)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(326,059)	(2,120,978)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	401,346	16,540,990	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	59

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in JPY based on the local currencies of the positions within the swaps.	03/12/2021	$35,560,822	$(141,687)	$—	$(141,687)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
Aisin Seiki Co. Ltd.	15,500	839,711	(2,495)	0.0	(g)
Bridgestone Corp.	19,400	810,970	(3,397)	0.0	(g)
NHK Spring Co. Ltd.	83,500	922,729	43	0.0	(g)
Sumitomo Rubber Industries Ltd.	45,200	807,167	(1,984)	0.0	(g)
TS Tech Co. Ltd.	4,300	173,976	(1,257)	0.0	(g)
Unipres Corp.	36,800	866,484	(4,369)	0.0	(g)

	204,700	4,421,037	(13,459)	0.0	(g)

Automobiles
Yamaha Motor Co. Ltd.	23,600	754,597	(983)	0.0	(g)

Household Durables
Haseko Corp.	58,100	913,891	(2,890)	0.0	(g)
Nikon Corp.	43,000	748,221	(2,273)	0.0	(g)
Sekisui Chemical Co. Ltd.	48,300	854,431	(2,704)	0.0	(g)

	149,400	2,516,543	(7,867)	0.0	(g)

Total Consumer Discretionary	377,700	7,692,177	(22,309)	0.0	(g)

Consumer Staples
Beverages
Kirin Holdings Co. Ltd.	28,300	794,353	(1,164)	0.0	(g)

Food & Staples Retailing
Matsumotokiyoshi Holdings Co. Ltd.	4,600	204,912	(640)	0.0	(g)

Food Products
Prima Meat Packers Ltd.	154,000	939,576	(2,849)	0.0	(g)

Personal Products
Pola Orbis Holdings, Inc.	19,900	868,229	(1,895)	0.0	(g)

Total Consumer Staples	206,800	2,807,070	(6,548)	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
JXTG Holdings, Inc.	143,300	934,139	(2,318)	0.0	(g)
Showa Shell Sekiyu KK	22,100	312,065	(675)	0.0	(g)

Total Energy	165,400	1,246,204	(2,993)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Financials
Diversified Financial Services
ORIX Corp.	48,500	850,634	(2,952)	0.0	(g)

Health Care
Health Care Providers & Services
Suzuken Co. Ltd.	20,400	877,168	(1,756)	0.0	(g)

Pharmaceuticals
Kaken Pharmaceutical Co. Ltd.	4,000	236,542	(560)	0.0	(g)
Tsumura & Co.	23,200	841,562	(3,077)	0.0	(g)

	27,200	1,078,104	(3,637)	0.0	(g)

Total Health Care	47,600	1,955,272	(5,393)	0.0	(g)

Industrials
Building Products
Nichias Corp.	66,000	835,985	(1,995)	0.0	(g)

Construction & Engineering
Kajima Corp.	79,000	761,093	(1,302)	0.0	(g)
Kinden Corp.	51,300	894,717	(1,578)	0.0	(g)
Maeda Corp.	74,200	915,765	(1,893)	0.0	(g)
Nishimatsu Construction Co. Ltd.	27,900	766,943	(2,527)	0.0	(g)
Okumura Corp.	21,600	894,216	(1,833)	0.0	(g)
Penta-Ocean Construction Co. Ltd.	25,200	198,597	(800)	0.0	(g)
Toda Corp.	100,000	824,568	(2,362)	0.0	(g)

	379,200	5,255,899	(12,295)	0.0	(g)

Machinery
DMG Mori Co. Ltd.	46,700	872,573	(6,150)	0.0	(g)
Fuji Corp/Aichi	43,400	778,916	(1,983)	0.0	(g)
Kurita Water Industries Ltd.	27,000	874,362	(2,422)	0.0	(g)
Sodick Co. Ltd. (a)	64,800	797,552	(5,038)	0.0	(g)
Takeuchi Manufacturing Co. Ltd. (a)	38,400	877,023	(4,997)	0.0	(g)
THK Co. Ltd.	22,900	798,138	(4,158)	0.0	(g)
Tsugami Corp.	67,000	806,529	(4,923)	0.0	(g)

	310,200	5,805,093	(29,671)	0.0	(g)

Road & Rail
Sankyu, Inc.	18,200	884,547	(1,146)	0.0	(g)
Seino Holdings Co. Ltd.	46,900	878,473	(2,297)	0.0	(g)

	65,100	1,763,020	(3,443)	0.0	(g)

Trading Companies & Distributors
ITOCHU Corp.	45,200	903,929	(3,213)	0.0	(g)
Kanamoto Co. Ltd.	25,400	867,922	(4,535)	0.0	(g)
Marubeni Corp.	120,000	901,147	(3,573)	0.0	(g)
Sumitomo Corp.	16,000	287,209	(1,046)	0.0	(g)

	206,600	2,960,207	(12,367)	0.0	(g)

Total Industrials	1,027,100	16,620,204	(59,771)	0.0	(g)

Information Technology
Electronic Equipment, Instruments & Components
Maruwa Co. Ltd.	9,400	774,756	(4,278)	0.0	(g)
Omron Corp.	11,000	593,663	(4,032)	0.0	(g)

	20,400	1,368,419	(8,310)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	61

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
IT Services
Itochu Techno-Solutions Corp.	32,000	661,503	(2,969)	0.0	(g)

Semiconductors & Semiconductor Equipment
Sanken Electric Co. Ltd.	90,000	576,007	(3,576)	0.0	(g)
SCREEN Holdings Co. Ltd.	7,900	646,179	(4,928)	0.0	(g)
Ulvac, Inc.	2,400	128,386	(922)	0.0	(g)

	100,300	1,350,572	(9,426)	0.0	(g)

Software
GungHo Online Entertainment, Inc. (a)	192,700	581,220	(2,239)	0.0	(g)
Nexon Co. Ltd. (a)	10,100	146,969	(207)	0.0	(g)

	202,800	728,189	(2,446)	0.0	(g)

Technology Hardware, Storage & Peripherals
Brother Industries Ltd.	30,200	647,777	(3,075)	0.0	(g)
Canon, Inc.	18,800	646,705	(5,070)	0.0	(g)

	49,000	1,294,482	(8,145)	0.0	(g)

Total Information Technology	404,500	5,403,165	(31,296)	0.0	(g)

Materials
Chemicals
Denka Co. Ltd.	23,500	836,631	(3,883)	0.0	(g)
JSR Corp.	39,100	736,569	(2,011)	0.0	(g)
Mitsubishi Chemical Holdings Corp.	86,400	817,310	(4,249)	0.0	(g)
Mitsubishi Gas Chemical Co., Inc.	12,500	292,943	(1,376)	0.0	(g)
Mitsui Chemicals, Inc.	8,500	243,663	(483)	0.0	(g)
NOF Corp.	29,300	874,262	(824)	0.0	(g)
Showa Denko KK	23,800	791,844	(3,884)	0.0	(g)
Sumitomo Bakelite Co. Ltd.	99,000	892,955	(3,587)	0.0	(g)
Tosoh Corp.	21,300	376,762	(1,619)	0.0	(g)
Ube Industries Ltd.	29,800	907,833	(2,632)	0.0	(g)
Zeon Corp.	51,900	670,252	(4,372)	0.0	(g)

	425,100	7,441,024	(28,920)	0.0	(g)

Construction Materials
Taiheiyo Cement Corp.	20,800	785,407	(3,250)	0.0	(g)

Metals & Mining
Nippon Light Metal Holdings Co. Ltd.	317,100	847,616	(5,178)	0.0	(g)

Paper & Forest Products
Oji Holdings Corp.	126,000	886,360	(1,126)	0.0	(g)

Total Materials	889,000	9,960,407	(38,474)	0.0	(g)

Real Estate
Real Estate Management & Development
Nomura Real Estate Holdings, Inc.	6,800	168,276	(791)	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	17,800	844,702	(2,800)	0.0	(g)

Wireless Telecommunication Services
NTT DOCOMO, Inc.	10,500	271,257	(1,040)	0.0	(g)

Total Telecommunication Services	28,300	1,115,959	(3,840)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Utilities
Electric Utilities
Kansai Electric Power Co., Inc. (The)	27,300	381,975	(105)	0.0	(g)
Tokyo Electric Power Co. Holdings, Inc. (a)	228,200	1,084,805	(2,756)	0.0	(g)

Total Utilities	255,500	1,466,780	(2,861)	0.0	(g)

Total Long Positions of Total Return Basket Swap	3,457,200	49,286,148	(177,228)	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Auto Components
Toyo Tire & Rubber Co. Ltd.	(53,800)	(915,795)	4,494	0.0	(g)

Hotels, Restaurants & Leisure
Kyoritsu Maintenance Co. Ltd.	(2,000)	(94,195)	390	0.0	(g)

Multiline Retail
Isetan Mitsukoshi Holdings Ltd.	(47,800)	(531,785)	784	0.0	(g)

Total Consumer Discretionary	(103,600)	(1,541,775)	5,668	0.0	(g)

Consumer Staples
Food & Staples Retailing
Cosmos Pharmaceutical Corp.	(4,500)	(1,011,896)	1,139	0.0	(g)

Food Products
Kewpie Corp.	(13,300)	(309,910)	448	0.0	(g)

Total Consumer Staples	(17,800)	(1,321,806)	1,587	0.0	(g)

Financials
Consumer Finance
Acom Co. Ltd.	(100,400)	(454,524)	1,005	0.0	(g)
Aiful Corp. (a)	(183,500)	(620,508)	559	0.0	(g)

Total Financials	(283,900)	(1,075,032)	1,564	0.0	(g)

Industrials
Air Freight & Logistics
Yamato Holdings Co. Ltd.	(14,400)	(370,228)	902	0.0	(g)

Commercial Services & Supplies
Park24 Co. Ltd.	(33,800)	(957,461)	1,009	0.0	(g)

Road & Rail
Keikyu Corp.	(50,400)	(923,376)	1,915	0.0	(g)
Keio Corp.	(5,800)	(264,773)	1,034	0.0	(g)
Kyushu Railway Co.	(28,500)	(912,086)	2,980	0.0	(g)
Odakyu Electric Railway Co. Ltd.	(18,000)	(387,421)	1,328	0.0	(g)

	(102,700)	(2,487,656)	7,257	0.0	(g)

Trading Companies & Distributors
MonotaRO Co. Ltd.	(6,800)	(237,022)	904	0.0	(g)

Transportation Infrastructure
Mitsubishi Logistics Corp.	(21,300)	(491,287)	2,050	0.0	(g)

Total Industrials	(179,000)	(4,543,654)	12,122	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	63

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Information Technology
Internet Software & Services
GMO internet, Inc.	(26,600)	(487,424)	2,871	0.0	(g)

Software
LINE Corp. (a)	(18,900)	(683,505)	7,178	0.0	(g)

Total Information Technology	(45,500)	(1,170,929)	10,049	0.0	(g)

Materials
Metals & Mining
Kobe Steel Ltd.	(58,300)	(599,706)	3,985	0.0	(g)
UACJ Corp.	(21,300)	(555,096)	6	0.0	(g)

Total Materials	(79,600)	(1,154,802)	3,991	0.0	(g)

Utilities
Electric Utilities
Chugoku Electric Power Co., Inc. (The)	(27,600)	(345,289)	595	0.0	(g)
Hokkaido Electric Power Co., Inc.	(75,600)	(501,704)	360	0.0	(g)
Hokuriku Electric Power Co. (a)	(106,600)	(1,087,806)	1,402	0.0	(g)
Kyushu Electric Power Co., Inc.	(79,300)	(982,529)	(1,797)	0.0	(g)

Total Utilities	(289,100)	(2,917,328)	560	0.0	(g)

Total Short Positions of Total Return Basket Swap	(998,500)	(13,725,326)	35,541	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	2,458,700	35,560,822	(141,687)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short postions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in AUD based on the local currencies of the positions within the swaps.	03/12/2021	$(3,372,168)	$15,766	$—	$15,766

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Staples
Food & Staples Retailing
Metcash Ltd.	33,079	89,284	(369)	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Caltex Australia Ltd.	5,952	138,412	(587)	0.0	(g)
Woodside Petroleum Ltd.	4,906	118,890	(114)	0.0	(g)

Total Energy	10,858	257,302	(701)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Materials
Metals & Mining
BlueScope Steel Ltd.	70	860	(10)	0.0	(g)
Fortescue Metals Group Ltd.	41,194	139,766	(1,653)	0.0	(g)
OZ Minerals Ltd.	55,659	384,101	(3,501)	0.0	(g)
Regis Resources Ltd.	40,365	142,442	(993)	0.0	(g)

Total Materials	137,288	667,169	(6,157)	0.0	(g)

Total Long Positions of Total Return Basket Swap	181,225	1,013,755	(7,227)	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(23,514)	(744,387)	2,128	0.0	(g)
Star Entertainment Grp Ltd. (The)	(50,194)	(198,632)	892	0.0	(g)

Total Consumer Discretionary	(73,708)	(943,019)	3,020	0.0	(g)

Financials
Diversified Financial Services
AMP Ltd.	(124,161)	(375,856)	1,781	0.0	(g)

Health Care
Pharmaceuticals
Mayne Pharma Group Ltd. (a)	(641,865)	(327,216)	1,379	0.0	(g)

Industrials
Commercial Services & Supplies
Brambles Ltd.	(52,653)	(389,589)	1,656	0.0	(g)

Transportation Infrastructure
Qube Holdings Ltd.	(478,357)	(824,443)	3,858	0.0	(g)

Total Industrials	(531,010)	(1,214,032)	5,514	0.0	(g)

Materials
Chemicals
Orica Ltd.	(61,630)	(918,232)	4,163	0.0	(g)

Metals & Mining
Independence Group NL	(157,931)	(607,568)	7,136	0.0	(g)

Total Materials	(219,561)	(1,525,800)	11,299	0.0	(g)

Total Short Positions of Total Return Basket Swap	(1,590,305)	(4,385,923)	22,993	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(1,409,080)	(3,372,168)	15,766	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	65

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swaps.	03/12/2021	$30,700,947	$(88,077)	$—	$(88,077)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
Cie Generale des Etablissements Michelin SCA	5,407	760,348	(664)	0.0	(g)
Faurecia SA	10,238	836,024	(2,215)	0.0	(g)

	15,645	1,596,372	(2,879)	0.0	(g)

Automobiles
Peugeot SA	27,339	673,184	(973)	0.0	(g)

Total Consumer Discretionary	42,984	2,269,556	(3,852)	0.0	(g)

Energy
Energy Equipment & Services
SBM Offshore NV	52,245	876,631	(2,228)	0.0	(g)

Oil, Gas & Consumable Fuels
Enagas SA	29,603	860,440	(2,530)	0.0	(g)
Eni SpA	46,754	913,967	(688)	0.0	(g)
Neste OYJ	12,373	1,041,888	(2,532)	0.0	(g)
OMV AG	14,617	905,305	(3,747)	0.0	(g)
Repsol SA	48,666	928,684	(2,805)	0.0	(g)
Saras SpA	337,805	806,200	(692)	0.0	(g)
TOTAL SA	14,634	919,773	(5,004)	0.0	(g)

	504,452	6,376,257	(17,998)	0.0	(g)

Total Energy	556,697	7,252,888	(20,226)	0.0	(g)

Financials
Banks
ING Groep NV	38,709	652,267	(1,041)	0.0	(g)

Insurance
Aegon NV	125,199	917,557	(3,494)	0.0	(g)
Ageas	15,993	855,506	(2,963)	0.0	(g)
Allianz SE (Registered)	3,703	875,848	(2,671)	0.0	(g)
ASR Nederland NV	17,578	829,045	(2,212)	0.0	(g)
AXA SA	29,988	857,616	(1,368)	0.0	(g)
NN Group NV	18,809	901,416	(92)	0.0	(g)
Societa Cattolica di Assicurazioni SC	81,989	872,929	(2,318)	0.0	(g)

	293,259	6,109,917	(15,118)	0.0	(g)

Total Financials	331,968	6,762,184	(16,159)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Health Care
Health Care Equipment & Supplies
Koninklijke Philips NV	21,341	903,284	(4,127)	0.0	(g)

Health Care Providers & Services
Fresenius Medical Care AG & Co. KGaA	8,013	813,086	(2,449)	0.0	(g)

Pharmaceuticals
Bayer AG (Registered)	6,996	836,159	(2,595)	0.0	(g)
Merck KGaA	8,732	853,032	(3,414)	0.0	(g)
UCB SA	10,405	783,643	(4,941)	0.0	(g)

	26,133	2,472,834	(10,950)	0.0	(g)

Total Health Care	55,487	4,189,204	(17,526)	0.0	(g)

Industrials
Airlines
Deutsche Lufthansa AG (Registered)	26,932	782,785	(3,298)	0.0	(g)

Construction & Engineering
Eiffage SA	6,650	791,561	(1,054)	0.0	(g)
Maire Tecnimont SpA	154,417	784,826	(2,467)	0.0	(g)
Vinci SA	8,373	837,164	(3,080)	0.0	(g)

	169,440	2,413,551	(6,601)	0.0	(g)

Electrical Equipment
Philips Lighting NV	19,522	593,701	(1,326)	0.0	(g)

Industrial Conglomerates
Rheinmetall AG	5,954	778,077	(3,122)	0.0	(g)

Machinery
Aalberts Industries NV	15,654	770,755	(1,275)	0.0	(g)
Fincantieri SpA (a)	595,930	936,355	(4,221)	0.0	(g)
Valmet OYJ	39,706	752,673	(3,002)	0.0	(g)

	651,290	2,459,783	(8,498)	0.0	(g)

Transportation Infrastructure
Aena SME SA	3,671	756,698	(1,805)	0.0	(g)

Total Industrials	876,809	7,784,595	(24,650)	0.0	(g)

Information Technology
IT Services
Amadeus IT Group SA	9,203	671,449	(3,143)	0.0	(g)
Capgemini SE	5,193	714,380	(522)	0.0	(g)

	14,396	1,385,829	(3,665)	0.0	(g)

Semiconductors & Semiconductor Equipment
ASM International NV	9,515	571,276	208	0.0	(g)
BE Semiconductor Industries NV	7,477	516,759	(1,067)	0.0	(g)
Siltronic AG	3,944	631,540	(5,243)	0.0	(g)

	20,936	1,719,575	(6,102)	0.0	(g)

Software
Software AG	12,319	605,583	(2,267)	0.0	(g)

Total Information Technology	47,651	3,710,987	(12,034)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	67

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Materials
Chemicals
Arkema SA	6,494	850,679	(195)	0.0	(g)
Covestro AG	2,048	186,091	(781)	0.0	(g)

	8,542	1,036,770	(976)	0.0	(g)

Metals & Mining
Aurubis AG	10,023	895,699	(1,433)	0.0	(g)

Paper & Forest Products
Stora Enso OYJ	46,173	910,744	(5,647)	0.0	(g)
UPM-Kymmene OYJ	22,696	809,830	(3,630)	0.0	(g)

	68,869	1,720,574	(9,277)	0.0	(g)

Total Materials	87,434	3,653,043	(11,686)	0.0	(g)

Real Estate
Real Estate Management & Development
LEG Immobilien AG	6,842	788,904	(485)	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Deutsche Telekom AG (Registered)	51,332	898,496	(28)	0.0	(g)

Utilities
Electric Utilities
Enel SpA	61,091	387,544	(1,094)	0.0	(g)
Red Electrica Corp. SA	39,347	819,615	(1,452)	0.0	(g)
Terna Rete Elettrica Nazionale SpA	132,860	797,416	(1,102)	0.0	(g)

	233,298	2,004,575	(3,648)	0.0	(g)

Multi-Utilities
A2A SpA	459,192	923,318	(1,344)	0.0	(g)
Engie SA	51,742	907,632	(1,505)	0.0	(g)
Iren SpA	262,180	796,555	(1,932)	0.0	(g)
Veolia Environnement SA (a)	31,801	752,368	(2,441)	0.0	(g)

	804,915	3,379,873	(7,222)	0.0	(g)

Total Utilities	1,038,213	5,384,448	(10,870)	0.0	(g)

Total Long Positions of Total Return Basket Swap	3,095,417	42,694,305	(117,516)	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Auto Components
Gestamp Automocion SA (a)	(105,263)	(853,134)	4,897	0.0	(g)

Hotels, Restaurants & Leisure
Accor SA	(8,356)	(472,297)	654	0.0	(g)
Paddy Power Betfair plc	(9,478)	(937,970)	—	0.0	(g)

	(17,834)	(1,410,267)	654	0.0	(g)

Household Durables
Neinor Homes SA (a)	(33,408)	(646,750)	1,167	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Internet & Direct Marketing Retail
Zalando SE (a)	(10,011)	(515,133)	1,684	0.0	(g)

Media
Altice NV (a)	(80,370)	(769,223)	1,198	0.0	(g)

Total Consumer Discretionary	(246,886)	(4,194,507)	9,600	0.0	(g)

Consumer Staples
Food Products
Glanbia plc	(48,153)	(814,094)	—	0.0	(g)

Financials
Banks
Banco Espirito Santo SA (Registered) (a)	(35,937)	—	—	0.0	(g)

Diversified Financial Services
Wendel SA	(2,364)	(357,042)	375	0.0	(g)

Total Financials	(38,301)	(357,042)	375	0.0	(g)

Health Care
Life Sciences Tools & Services
MorphoSys AG (a)	(6,927)	(715,441)	3,953	0.0	(g)

Industrials
Commercial Services & Supplies
Bilfinger SE	(14,933)	(710,700)	3,410	0.0	(g)

Machinery
Alstom SA	(11,024)	(501,906)	112	0.0	(g)
GEA Group AG	(3,531)	(137,861)	336	0.0	(g)

	(14,555)	(639,767)	448	0.0	(g)

Trading Companies & Distributors
Brenntag AG	(8,564)	(490,478)	969	0.0	(g)

Transportation Infrastructure
Getlink	(37,649)	(531,485)	—	0.0	(g)

Total Industrials	(75,701)	(2,372,430)	4,827	0.0	(g)

Information Technology
Internet Software & Services
Rocket Internet SE (a)	(24,635)	(718,772)	3,539	0.0	(g)

Semiconductors & Semiconductor Equipment
SOITEC (a)	(8,736)	(710,385)	1,713	0.0	(g)

Total Information Technology	(33,371)	(1,429,157)	5,252	0.0	(g)

Materials
Chemicals
OCI NV (a)	(29,029)	(688,902)	2,040	0.0	(g)

Metals & Mining
Bekaert SA	(19,513)	(819,637)	2,272	0.0	(g)
thyssenkrupp AG	(13,601)	(353,772)	999	0.0	(g)

	(33,114)	(1,173,409)	3,271	0.0	(g)

Total Materials	(62,143)	(1,862,311)	5,311	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	69

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Telecommunication Services
Diversified Telecommunication Services
Iliad SA	(1,240)	(248,376)	121	0.0	(g)

Total Short Positions of Total Return Basket Swap	(512,722)	(11,993,358)	29,439	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	2,582,695	30,700,947	(88,077)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in CHF based on the local currencies of the positions within the swaps.	03/12/2021	$122,903	$6,429	$—	$6,429

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Health Care
Pharmaceuticals
Novartis AG (Registered)	1,134	87,289	(479)	0.0	(g)
Roche Holding AG	2,683	610,997	(2,493)	0.0	(g)

Total Health Care	3,817	698,286	(2,972)	0.0	(g)

Industrials
Machinery
Georg Fischer AG (Registered)	442	549,431	(2,734)	0.0	(g)

Real Estate
Real Estate Management & Development
Swiss Prime Site AG (Registered) (a)	602	56,404	(121)	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Sunrise Communications Group AG (a)	917	71,879	(389)	0.0	(g)

Total Long Positions of Total Return Basket Swap	5,778	1,376,000	(6,216)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	APRIL 30, 2018

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Specialty Retail
Dufry AG (Registered) (a)	(3,320)	(469,574)	2,295	0.0	(g)

Information Technology
Semiconductors & Semiconductor Equipment
Meyer Burger Technology AG (a)	(631,403)	(783,523)	10,350	0.0	(g)

Total Short Positions of Total Return Basket Swap	(634,723)	(1,253,097)	12,645	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(628,945)	122,903	6,429	0.0	(g)

The following reference rates, and their values as of period-end, are used for security descriptions:	VALUE
BA	1.64%
BBR	1.90
BBSW	1.90
CDOR	1.64
CHF LIBOR	(0.79)
CIBOR	(0.35)
EURIBOR	(0.37)
EUR LIBOR	(0.40)
GBP LIBOR	0.51
JPY LIBOR	(0.05)
STIBOR	(0.47)
USD LIBOR	1.91

Summary of total swap contracts outstanding as of April 30, 2018:
	Net Upfront Payments (Receipts)($)	Value($)
Assets
OTC Total return swap contracts outstanding	—	2,379
Total return basket swaps contracts outstanding	—	283,384

Total OTC swap contracts outstanding	—	285,763

Liabilities

Total return basket swaps contracts outstanding	—	(312,132)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	71

JPMorgan Systematic Alpha Fund

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2018 (Unaudited)

AUD	— Australian Dollar
BA	— Banker’s Acceptance Rate
BBR	— Bank Bill Rate
BBSW	— ASX Australia Bank Bill Swap Rate
CAC	— Continuous Assisted Quotation
CAD	— Canadian Dollar
CDOR	— Canada Dollar Offered Rate
CHF	— Swiss Franc
CIBOR	— Copenhagen Interbank Offered Rate
CVR	— Contingent Value Rights
DAX	— Deutscher Aktien Index
DKK	— Danish Krone
EUR	— Euro
EURIBOR	— Euro Interbank Offered Rate
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBEX	— Spanish Exchange Index
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Won
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
MIB	— Milan, Italian Stock Exchange
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
RUB	— Russian Ruble

S&P	— Standard & Poor’s
SEK	— Swedish Krona
SPI	— Australian Securities Exchange
STIBOR	— Stockholm Interbank Offered Rate
THB	— Thai Baht
TOPIX	— Tokyo Stock Price Index
TRY	— New Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
WTI	— West Texas Intermediate
ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of April 30, 2018.
(bb)	— Security has been valued using significant unobservable inputs.
**	— Non-deliverable forward.
(1)	— Notional value represents market value as of April 30, 2018 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	— Unrealized appreciation (depreciation) represents the unrealized gain(loss) of the positions subsequent to the swap reset.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	APRIL 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2018	J.P. MORGAN FUNDS	73

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2018 (Unaudited)

JPMorgan Systematic Alpha Fund
ASSETS:
Investments in non-affiliates, at value	$185,431,894
Investments in affiliates, at value	258,040,313
Restricted cash for OTC derivatives	1,910,598
Cash	3,788,979
Foreign currency, at value	3,789,725
Deposits at broker for futures contracts	14,228,000
Receivables:
Investment securities sold	773,894
Fund shares sold	87,536
Interest and dividends from non-affiliates	216,700
Dividends from affiliates	306,272
Tax reclaims	47,906
Unrealized appreciation on forward foreign currency exchange contracts	4,522,503
Outstanding OTC swap contracts, at value (net upfront payments of $0)	285,763
Due from counterparty for swap contracts	6,203

Total Assets	473,436,286

LIABILITIES:
Payables:
Fund shares redeemed	1,498,531
Variation margin on futures contracts	285,156
Unrealized depreciation on forward foreign currency exchange contracts	2,739,512
Outstanding OTC swap contracts, at value (net upfront receipts of $0)	312,132
Due to counterparty for swap contracts	2,168,163
Accrued liabilities:
Investment advisory fees	211,704
Administration fees	5,179
Distribution fees	4,980
Service fees	40,756
Custodian and accounting fees	82,786
Other	130,148

Total Liabilities	7,479,047

Net Assets	$465,957,239

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	APRIL 30, 2018

JPMorgan Systematic Alpha Fund
NET ASSETS:
Paid-in-Capital	$480,149,299
Accumulated undistributed (distributions in excess of) net investment income	(9,062,591)
Accumulated net realized gains (losses)	(21,710,290)
Net unrealized appreciation (depreciation)	16,580,821

Total Net Assets	$465,957,239

Net Assets:
Class A	$17,523,399
Class C	123,853
Class I	179,871,990
Class R6	268,437,997

Total	$465,957,239

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,218,877
Class C	8,809
Class I	12,141,389
Class R6	18,238,046

Net Asset Value (a):
Class A — Redemption price per share	$14.38
Class C — Offering price per share (b)	14.06
Class I — Offering and redemption price per share	14.81
Class R6 — Offering and redemption price per share	14.72
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.06

Cost of investments in non-affiliates	$173,648,034
Cost of investments in affiliates	258,040,313
Cost of foreign currency	3,817,744

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	75

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

JPMorgan Systematic Alpha Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,245,377
Dividend income from affiliates	1,018,548
Interest income from non-affiliates	284,334
Interest income from affiliates	4,688
Foreign taxes withheld	(36,094)

Total investment income	3,516,853

EXPENSES:
Investment advisory fees	1,994,426
Administration fees	221,780
Distribution fees:
Class A	42,166
Class C	500
Service fees:
Class A	42,166
Class C	167
Class I	195,875
Custodian and accounting fees	89,266
Interest expense to affiliates	3,046
Professional fees	87,962
Trustees’ and Chief Compliance Officer’s fees	28,130
Printing and mailing costs	16,804
Registration and filing fees	45,256
Transfer agency fees (See Note 2.F.)	2,362
Other	19,728

Total expenses	2,789,634

Less fees waived	(877,888)
Less earnings credits	(526)
Less expense reimbursements	(571)

Net expenses	1,910,649

Net investment income (loss)	1,606,204

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,306,031
Futures contracts	(10,567,026)
Foreign currency transactions	411,134
Forward foreign currency exchange contracts	(1,646,378)
Swaps	(14,803,160)

Net realized gain (loss)	(22,299,399)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,931,242)
Futures contracts	4,370,887
Foreign currency translations	(152,968)
Forward foreign currency exchange contracts	1,948,984
Swaps	8,769

Change in net unrealized appreciation/depreciation	2,244,430

Net realized/unrealized gains (losses)	(20,054,969)

Change in net assets resulting from operations	$(18,448,765)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	APRIL 30, 2018

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Systematic Alpha Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,606,204	$2,447,148
Net realized gain (loss)	(22,299,399)	(7,333,155)
Change in net unrealized appreciation/depreciation	2,244,430	9,283,819

Change in net assets resulting from operations	(18,448,765)	4,397,812

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(83,124)
Class C
From net realized gains	—	(1,193)
Class I
From net investment income	—	(33,272)
From net realized gains	—	(83,117)
Class R6
From net investment income	—	(598,010)
From net realized gains	—	(482,836)

Total distributions to shareholders	—	(1,281,552)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	11,307,063	134,120,198

NET ASSETS:
Change in net assets	(7,141,702)	137,236,458
Beginning of period	473,098,941	335,862,483

End of period	$465,957,239	$473,098,941

Accumulated undistributed (distributions in excess of) net investment income	$(9,062,591)	$(10,668,795)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	77

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Systematic Alpha Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,640,773	$32,952,328
Distributions reinvested	—	83,124
Cost of shares redeemed	(22,454,858)	(38,464,433)

Change in net assets resulting from Class A capital transactions	$(18,814,085)	$(5,428,981)

Class C
Proceeds from shares issued	$28,108	$311,362
Distributions reinvested	—	1,193
Cost of shares redeemed	(234,505)	(748,831)

Change in net assets resulting from Class C capital transactions	$(206,397)	$(436,276)

Class I
Proceeds from shares issued	$55,986,280	$154,782,803
Distributions reinvested	—	76,067
Cost of shares redeemed	(19,349,098)	(38,672,056)

Change in net assets resulting from Class I capital transactions	$36,637,182	$116,186,814

Class R6
Proceeds from shares issued	$2,000,533	$32,746,928
Distributions reinvested	—	1,080,846
Cost of shares redeemed	(8,310,170)	(10,029,133)

Change in net assets resulting from Class R6 capital transactions	$(6,309,637)	$23,798,641

Total change in net assets resulting from capital transactions	$11,307,063	$134,120,198

SHARE TRANSACTIONS:
Class A
Issued	247,966	2,184,437
Reinvested	—	5,508
Redeemed	(1,555,938)	(2,563,239)

Change in Class A Shares	(1,307,972)	(373,294)

Class C
Issued	1,953	21,044
Reinvested	—	80
Redeemed	(16,055)	(50,473)

Change in Class C Shares	(14,102)	(29,349)

Class I
Issued	3,735,447	10,024,006
Reinvested	—	4,900
Redeemed	(1,284,408)	(2,501,526)

Change in Class I Shares	2,451,039	7,527,380

Class R6
Issued	131,702	2,134,447
Reinvested	—	70,226
Redeemed	(565,194)	(655,828)

Change in Class R6 Shares	(433,492)	1,548,845

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	APRIL 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2018	J.P. MORGAN FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
JPMorgan Systematic Alpha Fund
Class A
Six Months Ended April 30, 2018 (Unaudited)	$14.98	$0.02	(e)	$(0.62)	$(0.60)	$—		$—	$—
Year Ended October 31, 2017	14.85	0.04	(e)	0.12	0.16	—		(0.03)	(0.03)
Year Ended October 31, 2016	15.27	0.03	(e)	(0.14)	(0.11)	(0.31	)(f)	—	(0.31)
Year Ended October 31, 2015	15.16	(0.01	)(e)	0.29	0.28	(0.15)		(0.02)	(0.17)
Year Ended October 31, 2014	15.60	(0.11	)(e)(g)	0.79	0.68	(1.12)		—	(1.12)
February 12, 2013 (i) through October 31, 2013	15.00	0.03		0.57	0.60	—		—	—

Class C
Six Months Ended April 30, 2018 (Unaudited)	14.68	(0.02	)(e)	(0.60)	(0.62)	—		—	—
Year Ended October 31, 2017	14.63	(0.04	)(e)	0.12	0.08	—		(0.03)	(0.03)
Year Ended October 31, 2016	15.14	(0.04	)(e)	(0.14)	(0.18)	(0.33	)(f)	—	(0.33)
Year Ended October 31, 2015	15.10	(0.07	)(e)	0.27	0.20	(0.14)		(0.02)	(0.16)
Year Ended October 31, 2014	15.55	(0.12	)(e)(g)	0.72	0.60	(1.05)		—	(1.05)
February 12, 2013 (i) through October 31, 2013	15.00	(0.02)		0.57	0.55	—		—	—

Class I
Six Months Ended April 30, 2018 (Unaudited)	15.41	0.04	(e)	(0.64)	(0.60)	—		—	—
Year Ended October 31, 2017	15.26	0.08	(e)	0.11	0.19	(0.01)		(0.03)	(0.04)
Year Ended October 31, 2016	15.33	0.06	(e)	(0.13)	(0.07)	—	(f)	—	—
Year Ended October 31, 2015	15.19	0.04	(e)	0.28	0.32	(0.16)		(0.02)	(0.18)
Year Ended October 31, 2014	15.63	(0.05	)(e)(g)	0.76	0.71	(1.15)		—	(1.15)
February 12, 2013 (i) through October 31, 2013	15.00	0.06		0.57	0.63	—		—	—

Class R6
Six Months Ended April 30, 2018 (Unaudited)	15.29	0.06	(e)	(0.63)	(0.57)	—		—	—
Year Ended October 31, 2017	15.13	0.12	(e)	0.11	0.23	(0.04)		(0.03)	(0.07)
Year Ended October 31, 2016	15.56	0.11	(e)	(0.15)	(0.04)	(0.39	)(f)	—	(0.39)
Year Ended October 31, 2015	15.21	0.09	(e)	0.28	0.37	—		(0.02)	(0.02)
Year Ended October 31, 2014	15.64	0.01	(e)(g)	0.73	0.74	(1.17)		—	(1.17)
February 12, 2013 (i) through October 31, 2013	15.00	0.07		0.57	0.64	—		—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Distributions of Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	APRIL 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$14.38	(4.01)%	$17,523,399	1.20%		0.27%		1.57%		66%
14.98	1.07	37,842,572	1.19		0.28		1.60		147
14.85	(0.74)	43,075,837	1.18		0.18		1.66		151
15.27	1.87	48,072,671	1.16		(0.05)		1.69		164
15.16	4.68	61,579,047	1.24		(0.71	)(g)	1.66	(h)	113
15.60	4.00	52,013	1.30	(j)	0.28	(j)	6.93	(j)	112

14.06	(4.22)	123,853	1.70		(0.28)		2.11		66
14.68	0.53	336,344	1.70		(0.27)		2.25		147
14.63	(1.23)	764,511	1.69		(0.29)		2.26		151
15.14	1.34	457,517	1.62		(0.50)		2.26		164
15.10	4.16	53,974	1.77		(0.80	)(g)	5.85	(h)	113
15.55	3.67	51,827	1.80	(j)	(0.22	)(j)	7.43	(j)	112

14.81	(3.89)	179,871,990	0.94		0.58		1.32		66
15.41	1.24	149,359,860	0.94		0.50		1.38		147
15.26	(0.46)	33,006,202	0.94		0.42		1.40		151
15.33	2.11	261,973,042	0.90		0.24		1.35		164
15.19	4.91	131,267,018	1.00		(0.31	)(g)	2.97	(h)	113
15.63	4.20	10,264,916	1.05	(j)	0.54	(j)	6.68	(j)	112

14.72	(3.73)	268,437,997	0.69		0.80		1.07		66
15.29	1.48	285,560,165	0.69		0.77		1.10		147
15.13	(0.25)	259,015,933	0.69		0.70		1.12		151
15.56	2.44	9,762,583	0.64		0.59		1.10		164
15.21	5.08	54,788	0.88		0.09	(g)	4.84	(h)	113
15.64	4.27	52,144	0.95	(j)	0.63	(j)	6.44	(j)	112

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2018	J.P. MORGAN FUNDS	81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Systematic Alpha Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

Systematic Alpha Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectuses. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of fixed income instruments. In instances

82	J.P. MORGAN FUNDS	APRIL 30, 2018

where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$22,209,256	$—	$—	$22,209,256
Consumer Staples	8,974,422	1,247,886	—	10,222,308
Energy	7,051,645	591,653	—	7,643,298
Financials	18,191,212	—	—	18,191,212
Health Care	17,196,037	—	—	17,196,037
Industrials	29,811,994	1,066,496	—	30,878,490
Information Technology	26,623,752	993,185	—	27,616,937
Materials	16,616,725	2,466,491	—	19,083,216
Real Estate	702,381	608,762	—	1,311,143
Telecommunication Services	—	508,930	—	508,930
Utilities	5,917,509	3,343,452	—	9,260,961

Total Common Stocks	153,294,933	10,826,855	—	164,121,788

Convertible Preferred Stocks
Energy	624,925	—	—	624,925
Financials	671,600	—	—	671,600
Health Care	362,100	—	—	362,100
Industrials	595,476	—	—	595,476
Real Estate	195,930	—	—	195,930
Utilities	957,330	—	—	957,330

Total Convertible Preferred Stocks	3,407,361	—	—	3,407,361

APRIL 30, 2018	J.P. MORGAN FUNDS	83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
Convertible Bonds
Consumer Discretionary	$—	$1,182,789	$—		$1,182,789
Energy	—	784,958	—		784,958
Financials	—	823,447	—		823,447
Health Care	—	5,152,648	—	(a)	5,152,648
Industrials	—	449,005	—		449,005
Information Technology	—	8,185,047	—		8,185,047
Materials	—	342,667	—		342,667
Real Estate	—	426,925	—		426,925
Utilities	—	555,259	—		555,259

Total Convertible Bonds	—	17,902,745	—		17,902,745

Rights
Health Care	—	—	—	(a)	— (a)
Short-Term Investments
Investment Companies	258,040,313	—	—		258,040,313

Total Investments in Securities	$414,742,607	$28,729,600	$—		$443,472,207

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,522,503	$—		$4,522,503
Futures Contracts	7,055,002	81,153	—		7,136,155
Swaps	—	283,384	2,379		285,763

Total Appreciation in Other Financial Instruments	$7,055,002	$4,887,040	$2,379		$11,944,421

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,739,512)	$—		$(2,739,512)
Futures Contracts	(3,824,756)	(239,650)	—		(4,064,406)
Swaps	—	(312,132)	—		(312,132)

Total Depreciation in Other Financial Instruments	$(3,824,756)	$(3,291,294)	$—		$(7,116,050)

(a)	Value is Zero

Transfers between fair value levels are valued utilizing values as of beginning of the period.

There were no significant transfers among any levels during the six months ended April 30, 2018.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of April 30, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets

84	J.P. MORGAN FUNDS	APRIL 30, 2018

decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index, treasury and commodity futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Fund also used index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest rate risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including total return swaps and total return basket swaps, to manage credit and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the CSAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the CSAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. Daily changes in valuation of

APRIL 30, 2018	J.P. MORGAN FUNDS	85

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the CSOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted or received by the Fund is reported on the CSAL as Restricted cash.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Total Return Swaps

The Fund used total return swaps to gain long or short exposure to underlying stock. To the extent the total return of the stock underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying stock and interest rate obligations.

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap, accrued financing costs and net dividends, are part of the monthly reset. During a reset, any unrealized gains (losses) on positions, accrued financing costs, and net dividends become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty for swap contract on the CSAL and as Net realized gain (loss) on transactions from swaps on the CSOP.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

86	J.P. MORGAN FUNDS	APRIL 30, 2018

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2018, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$441,423	$—	$—	$441,423
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,059,293	—	285,763	3,345,056
Foreign exchange contracts	Receivables	—	4,522,503	—	4,522,503
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	3,635,439	—	—	3,635,439

Total		$7,136,155	$4,522,503	$285,763	$11,944,421

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(716,122)	$—	$—	$(716,122)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(239,650)	—	(312,132)	(551,782)
Foreign exchange contracts	Payables	—	(2,739,512)	—	(2,739,512)
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	(3,108,634)	—	—	(3,108,634)

Total		$(4,064,406)	$(2,739,512)	$(312,132)	$(7,116,050)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2018:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$261,688	$—	$—	$261,688
Bank of America, NA	259,473	(24,745)	—	234,728
BNP Paribas	86,769	(30,137)	—	56,632
Citibank, NA	1,346,824	—	—	1,346,824
HSBC Bank, NA	598,921	(586,890)	—	12,031
Merrill Lynch International	136,872	(136,872)	—	—
Standard Chartered Bank	2,382	—	—	2,382
State Street Corp.	2,089,047	(1,371,456)	—	717,591
Union Bank of Switzerland AG	26,290	(26,290)	—	—

	$4,808,266	$(2,176,390)	$—	$2,631,876

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$24,745	$(24,745)	$—	$—
BNP Paribas	30,137	(30,137)	—	—
Goldman Sachs International	127,074	—	—	127,074
HSBC Bank, NA	586,890	(586,890)	—	—
Merrill Lynch International	623,955	(136,872)	—	487,083
State Street Corp.	1,371,456	(1,371,456)	—	—
Union Bank of Switzerland AG	287,387	(26,290)	—	261,097

	$3,051,644	$(2,176,390)	$—	$875,254

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.

APRIL 30, 2018	J.P. MORGAN FUNDS	87

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

The following table presents the effect of derivatives on the CSOP for the year months ended April 30, 2018, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(4,304,234)	$—	$—	$(4,304,234)
Equity contracts	(7,308,304)	—	(14,803,160)	(22,111,464)
Foreign exchange contracts	—	(1,646,378)	—	(1,646,378)
Commodity contracts	1,045,512	—	—	1,045,512

Total	$(10,567,026)	$(1,646,378)	$(14,803,160)	$(27,016,564)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$477,728	$—	$—	$477,728
Equity contracts	4,280,792	—	8,769	4,289,561
Foreign exchange contracts	—	1,948,984	—	1,948,984
Commodity contracts	(387,633)	—	—	(387,633)

Total	$4,370,887	$1,948,984	$8,769	$6,328,640

The Fund’s derivatives contracts held at April 30, 2018 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2018. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$51,440,968
Average Notional Balance Short	46,400,182
Ending Notional Balance Long	61,171,406
Ending Notional Balance Short	55,409,616

Equity
Average Notional Balance Long	$19,168,538
Average Notional Balance Short	73,099,780
Ending Notional Balance Long	2,474,438
Ending Notional Balance Short	93,053,622

Interest
Average Notional Balance Long	$288,867,060
Average Notional Balance Short	310,453,375
Ending Notional Balance Long	159,113,423
Ending Notional Balance Short	222,806,996

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$71,457,758
Average Settlement Value Sold	110,139,477
Ending Settlement Value Purchased	100,331,016
Ending Settlement Value Sold	155,314,913

Total Return Swaps:
Average Notional Balance Long	$48,548
Ending Notional Balance Long	48,548

Total Return Basket Swaps:
Average Notional Balance Long	$289,095,553
Average Notional Balance Short	295,697,431
Ending Notional Balance Long	448,274,759
Ending Notional Balance Short	339,556,521

88	J.P. MORGAN FUNDS	APRIL 30, 2018

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the six months ended April 30, 2018 are as follows:

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$458	$23	$929	$952	$2,362

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2018, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by

APRIL 30, 2018	J.P. MORGAN FUNDS	89

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2018, the effective annualized rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.09% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2018, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets for Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.25%	1.75%	1.00%	0.75%

The expense limitation agreement was in effect for the six months ended April 30, 2018, and is in place until at least February 28, 2019.

90	J.P. MORGAN FUNDS	APRIL 30, 2018

For the six months ended April 30, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$539,489	$190,389	$1,159	$731,037	$571

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2018 was $146,851.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the six months ended April 30, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$175,972,275	$255,814,729

During the six months ended April 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiary, held at April 30, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$431,688,347	$30,392,627	$13,780,396	$16,612,231

The federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in its subsidiary of $526,804, which, if realized, is not deductible for income tax purposes.

During the year ended October 31, 2017, the subsidiary had $1,640,195 of net losses for tax purposes. The subsidiary’s net losses for the current year are not available to offset its future losses.

Net late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2017, the Fund deferred to November 1, 2017 late year ordinary losses of $10,781,960.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing

APRIL 30, 2018	J.P. MORGAN FUNDS	91

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2018 (Unaudited) (continued)

restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended April 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2018, the Fund had affiliated omnibus accounts, which owned more than 10% of the Fund’s outstanding shares as follows:

Number of Non-affiliated Omnibus Accounts	% of the Fund
1	23.0%

In addition, as of April 30, 2018, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, 56.9% of the net assets of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

Derivatives, including swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall

92	J.P. MORGAN FUNDS	APRIL 30, 2018

market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund’s investment in convertible bonds subjects the Fund to equity price risk. Due to their conversion feature, the value of convertible bonds tends to vary with fluctuations in the market value of the underlying security.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

APRIL 30, 2018	J.P. MORGAN FUNDS	93

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2017 and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Systematic Alpha Fund
Class A
Actual	$1,000.00	$959.90	$5.83	1.20%
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class C
Actual	1,000.00	957.80	8.25	1.70
Hypothetical	1,000.00	1,016.36	8.50	1.70
Class I
Actual	1,000.00	961.10	4.57	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R6
Actual	1,000.00	962.70	3.36	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

94	J.P. MORGAN FUNDS	APRIL 30, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. April 2018.	SAN-SA-418

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6.	INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
June 29, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
June 29, 2018